File Nos. 33-39088

AS FILED APRIL 28, 1999

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                           Pre-Effective Amendment No.
                          Post-Effective Amendment No.
                        (Check appropriate box or boxes)

                            FRANKLIN STRATEGIC SERIES
               (Exact Name of Registrant as Specified in Charter)

                                 (650) 312-2000
                        (Area Code and Telephone Number)

                            777 MARINERS ISLAND BLVD.
                            SAN MATEO, CA 94403-7777
                     (Address of Principal Executive Offices
                     Number, Street, City, State, Zip Code)

                                DEBORAH R. GATZEK
                            777 MARINERS ISLAND BLVD.
                            SAN MATEO, CA 94403-7777
                     (Name and Address of Agent for Service,
                     Number, Street, City, State, Zip Code)

                                   Copies to:

                             BRUCE G. LETO, ESQUIRE
                      STRADLEY, RONON, STEVENS & YOUNG, LLP
                            2600 ONE COMMERCE SQUARE
                             PHILADELPHIA, PA 19103

            Approximate Date of Proposed Public Offering: AS SOON AS
         PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE
                        UNDER THE SECURITIES ACT OF 1933.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF THE SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST WITH PAR VALUE OF $0.01. NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. A RULE 24F-2 NOTICE FOR THE REGISTRANT'S FISCAL YEAR ENDED APRIL 30, 1998 WAS FILED ON JULY 27, 1998.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON MAY 28, 1999, PURSUANT TO RULE 488.


                          FRANKLIN STRATEGIC SERIES

                            CROSS REFERENCE SHEET
                      (Pursuant to rule 481(a) under the
                           Securities Act of 1933)


N-14 ITEM NO. AND CAPTION                LOCATION IN PROSPECTUS
PART A
1. Beginning of Registration Statement   Facing Page of Registration Statement;
   and Outside Front Cover Page of       Front Cover Page of Prospectus
   Prospectus

2. Beginning and Outside Back Cover      Table of Contents
   Page of Prospectus

3. Synopsis Information and Risk Factors Summary; Comparisons of Some Important
                                         Features

4. Information About the Transaction     Summary; Reasons for the Transaction;
                                         Information About the Transaction

5. Information About the Registrant      Prospectus Cover Page; Summary;
                                         Comparisons of Some Important
                                         Features; Comparison of Investment
                                         Goals and Policies; Information About
                                         Strategic Income Fund; Information
                                         About Investment Grade Fund

6. Information About the Company Being   Prospectus Cover Page; Comparisons of
   Acquired                              Some Important Features; Comparison of
                                         Investment Goals and Policies;
                                         Information About Strategic Income
                                         Fund; Information About Investment
                                         Grade Fund

7. Voting Information                    Prospectus Cover Page; Notice of
                                         Special Shareholders Meeting; Voting
                                         Information; Principal Holders of
                                         Shares

8. Interest of Certain Persons and       None
   Experts

9. Additional Information Required for   Not Applicable
   Reoffering by Persons Deemed to be
   Underwriters

PART B

10. Cover Page                           Cover Page of Statement of Additional
                                         Information

11. Table of Contents                    Not Applicable

12. Additional Information about the     Incorporation of Documents by
    Registrant                           Reference in the Statement of
                                         Additional Information

13. Additional Information about the     Incorporation of Documents by
    Company being Acquired               Reference in the Statement of
                                         Additional Information

14. Financial Statements                 Incorporation of Documents by
                                         Reference in the Statement of
                                         Additional Information; Projected
                                         Financial Statements
PART C - OTHER INFORMATION

Part C contains the information required by Items 15-17 as set forth in the form.



Dear Shareholder:
      Enclosed is a Notice of Meeting for a Special Shareholders' Meeting of the Franklin Investment Grade Income Fund (the "Investment Grade Fund"). The Meeting has been called for July 26, 1999 at 3:00 p.m. Pacific time at the offices of Franklin Managed Trust (the "Trust") at 777 Mariners Island Boulevard., San Mateo, CA 94404. The accompanying Prospectus/Proxy Statement describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card(s).

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND

                        RETURN THE ENCLOSED PROXY CARD

      This meeting is critically important. The Trustees of your fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of the Investment Grade Fund being exchanged for those of a fund called the Franklin Strategic Income Fund (the "Strategic Income Fund"), which is a series of Franklin Strategic Series. If the shareholders of Investment Grade Fund approve the proposal, you will receive Class A Shares of Strategic Income Fund equal in value to your investment in Class A Shares of Investment Grade Fund or Advisor Class Shares of Strategic Income Fund equal in value to your investment in Advisor Class Shares of Investment Grade Fund. You will no longer be a shareholder of Investment Grade Fund, and you will instead be a shareholder of Strategic Income Fund.

      The proposed transaction is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement.

      The transaction is being proposed because the projected growth in assets of Investment Grade Fund was not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. Strategic Income Fund has investment goals and investment policies that are similar to those of Investment Grade Fund, as outlined in the Prospectus/Proxy Statement. Investment Grade Fund is managed by Franklin Advisory Services, LLC. ("Advisory Services") and Strategic Income Fund is managed by Franklin Advisers, Inc. which is affiliated with Advisory Services. Strategic Income Fund is a larger fund that should be better able to obtain cost savings for shareholders.

      Please take the time to review this document and vote now. THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

     [ ] To ensure that your vote is counted, indicate your position on the enclosed proxy card.

     [ ]  Sign and return your card promptly.

     [ ] If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

      Thank you for your attention to this matter.

                                    Sincerely,


                                    Deborah R. Gatzek
                                    Secretary



                               PRELIMINARY COPY
                            FRANKLIN MANAGED TRUST
                                 on behalf of
                    Franklin Investment Grade Income Fund
                        777 Mariners Island Boulevard
                             San Mateo, CA 94404

                   NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                         To be held on July 26, 1999

To the Shareholders of Franklin Investment Grade Income Fund:

      NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting of the Franklin Investment Grade Income Fund ("Investment Grade Fund") will be held at the offices of the Franklin Managed Trust ("Managed Trust"), 777 Mariners Island Boulevard, San Mateo, CA 94404 on July 26, 1999 at 3:00 p.m. Pacific time. The Meeting is being called for the following reasons:

      1. To approve or disapprove an Agreement and Plan of Reorganization between the Trust, on behalf of its Franklin Investment Grade Income Fund series (the "Investment Grade Fund") and Franklin Strategic Series, on behalf of its Franklin Strategic Income Fund series (the "Strategic Income Fund") that provides for: (i) the acquisition of substantially all of the assets of Investment Grade Fund in exchange for Class A and Advisor Class Shares of Strategic Income Fund; (ii) the distribution of Class A Shares of Strategic Income Fund to the shareholders of Class A Shares of Investment Grade Fund;
(iii) the distribution of Advisor Class Shares of Strategic Income Fund to shareholders of Advisor Class Shares of Investment Grade Fund; and (iv) the liquidation and dissolution of Investment Grade Fund.

      2. To grant the proxyholders the authority to vote upon any other business as may properly come before the Meeting or any adjournment thereof.

      The transaction contemplated by the Agreement and Plan of Reorganization is described in the attached Prospectus/Proxy Statement. A copy of the form of Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

      Shareholders of record as of the close of business on May 28, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                    By Order of the Board of Trustees,

                                    Deborah R. Gatzek
                                    Secretary

June 10, 1999

THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD(S) PROMPTLY SO THAT A QUORUM MAY BE ENSURED.




                        PROSPECTUS AND PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                              TABLE OF CONTENTS

COVER PAGE                                                              PAGE
SUMMARY
      On what proposal am I being asked to vote?
      How will the shareholder voting be handled?
      What are the general tax consequences of the Transaction?
COMPARISONS OF SOME IMPORTANT FEATURES
      How do the investment goals and policies of the funds compare?
      What are the risks of an investment in the funds?
      Who manages the funds?
      What are the fees and expenses of each fund and what might they be
      after the   Transaction?
      Where can I find more financial information about the funds?
      What are other key features of the funds?
            Transfer Agency, Custody and Administrative Services Distribution Services
            Rule 12b-1 Plans
            Purchases and Redemptions
            Dividends and Distributions
REASONS FOR THE TRANSACTION
INFORMATION ABOUT THE TRANSACTION
      How will the Transaction be carried out?
      Who will pay the expenses of the Transaction?
      What are the tax consequences of the Transaction?
      What should I know about the Shares of the Strategic Income Fund?
      What are the capitalizations of the funds and what might the capitalization be after the Transaction?
COMPARISON OF INVESTMENT GOALS AND POLICIES
      Are there any significant differences between the investment goals and strategies of the funds?
      How do the investment policies of the funds compare?
      What are the fundamental investment restrictions of the funds?
      What are the risk factors associated with investments in the funds?
            Credit Risk
            Interest Rate Risk
            Income Risk
            Mortgage-backed Securities and Asset-backed Securities Risk Non-diversification Risk
            Foreign Securities Risk
            Currency Risk
            Derivative Securities Risk
            Year 2000 Risk
VOTING INFORMATION
      How many votes are necessary to approve the Agreement and Plan?
      How do I ensure my vote is accurately recorded?
      Can I revoke my proxy?
      What other matters will be voted upon at the Meeting?
      Who is entitled to vote?
      What other solicitations will be made?
      Are there dissenters' rights?
INFORMATION ABOUT STRATEGIC INCOME FUND
INFORMATION ABOUT INVESTMENT GRADE FUND
PRINCIPAL HOLDERS OF SHARES
GLOSSARY OF USEFUL TERMS AND DEFINITIONS
EXHIBITS TO PROSPECTUS AND PROXY STATEMENT
      EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION
      EXHIBIT B - ADDITIONAL INFORMATION REGARDING THE FRANKLIN STRATEGIC
            INCOME FUND - ADVISOR CLASS
      EXHIBIT C - PROSPECTUS OF FRANKLIN STRATEGIC INCOME FUND DATED
            SEPTEMBER 1, 1998 AS AMENDED JANUARY 1, 1999
      EXHIBIT D - ANNUAL REPORT TO SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES
            DATED APRIL 30, 1998


                               PRELIMINARY COPY

                        PROSPECTUS AND PROXY STATEMENT

                              Dated May 28, 1999

                         Acquisition of the Assets of
                    FRANKLIN INVESTMENT GRADE INCOME FUND,
                      a series of Franklin Managed Trust


      By and in exchange for Class A Shares and Advisor Class Shares of
                       FRANKLIN STRATEGIC INCOME FUND,
                    a series of Franklin Strategic Series


      This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of the Franklin Investment Grade Income Fund (the "Investment Grade Fund"), a series of Franklin Managed Trust ("Managed Trust"), to approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan"). If shareholders vote to approve the Agreement and Plan, the net assets of the Investment Grade Fund will be acquired by and in exchange for shares of Franklin Strategic Income Fund (the "Strategic Income Fund"), a series of Franklin Strategic Series ("Strategic Series").

      The Meeting will be held at the principal offices of Managed Trust, which are located at 777 Mariners Island Boulevard, San Mateo, CA 94404 on July 26, 1999 at 3:00 p.m. Pacific time. The Board of Trustees of Managed Trust, on behalf of Investment Grade Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about June 10, 1999.

      If the shareholders vote to approve the Agreement and Plan, you will receive Class A Shares of Strategic Income Fund equal in value to your investment in Class A Shares of Investment Grade Fund, or Advisor Class Shares of Strategic Income Fund equal in value to your investment in Advisor Class Shares of Investment Grade Fund. Investment Grade Fund will then be liquidated.

      Strategic Income Fund's primary investment goal is to obtain a high level of current income, with capital appreciation over the long term as a secondary goal. Strategic Income Fund normally invests at least 65% of its assets in U.S. and foreign debt securities, government securities, mortgage securities, asset-backed securities, convertible securities and preferred stock. Strategic Income Fund may invest up to 35% of its assets in common stocks. Strategic Income Fund may invest in securities rated in any category, including without limit in lower rated debt securities such as high yield corporate securities. Strategic Income Fund generally invests in securities that are rated at least Caa by Moody's or CCC by S&P, or in unrated securities that it determines to be of comparable quality.

      Investment Grade Fund's investment goal is to seek a maximum level of income consistent with prudent exposure to risk. Investment Grade Fund normally invests at least 75% of its total assets in investment grade debt securities. At least 65% of its total assets will be invested in intermediate-term debt securities with effective remaining maturities between two and ten years at the time of purchase. Investment grade securities are issues rated in one of the top four rating categories by independent rating agencies such as S&P or, if unrated, issues determined by the fund's manager to be comparable. Although Investment Grade Fund may invest up to 25% of its total assets in non-investment grade debt securities, it will not invest in securities rated lower than B by S&P or Moody's.

      This Prospectus/Proxy Statement gives the information about the proposed reorganization and Class A Shares and Advisor Class Shares of Strategic Income Fund that you should know before investing. You should retain it for future reference. Additional information about the Strategic Income Fund and the proposed reorganization can be found in the following documents.

o The Prospectus of the Strategic Income Fund dated September 1, 1998, as amended January 1, 1999 (the "Strategic Income Fund Prospectus") is attached to and considered a part of this Prospectus/Proxy Statement.

o The Annual Report to Shareholders of Strategic Series dated April 30, 1998 contains financial and performance information for the Strategic Income Fund and is attached to and considered a part of this Prospectus/Proxy Statement.


o An Additional Information Statement Regarding Strategic Income Fund Advisor Class contains more information about the fund's Advisor Class shares and is attached to and considered a part of this Prospectus/Proxy Statement.

o A Statement of Additional Information dated May 28, 1999 relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

      The Prospectus of Investment Grade Fund dated February 1, 1999 (the "Investment Grade Fund Prospectus") and Managed Trust's Annual Report to Shareholders dated September 30, 1998 are on file with the SEC (File nos. 33-9994 and 811-4894) and are incorporated by reference herein.

      You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to Strategic Series or Managed Trust at 777 Mariners Island Boulevard, San Mateo, CA 94403-7777.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



                                      SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Agreement and Plan (attached as Exhibit A), additional information statement regarding Strategic Income Fund Advisor Class (attached as Exhibit B), the Prospectus of Strategic Income Fund Class A, B, & C (attached as Exhibit C), and the Annual Report to Shareholders of Strategic Series (attached as Exhibit D).

ON WHAT PROPOSAL AM I BEING ASKED TO VOTE?

      At a meeting held on March 25, 1999, the Board of Trustees of Managed Trust approved an Agreement and Plan and recommends that shareholders of the Investment Grade Fund vote to approve the Agreement and Plan. If shareholders of the Investment Grade Fund vote to approve the Agreement and Plan, it will result in the transfer of the net assets of Investment Grade Fund to Strategic Income Fund, in exchange for an equal value of shares of Strategic Income Fund. The shares of Strategic Income Fund will then be distributed to Investment Grade Fund shareholders and Investment Grade Fund will be liquidated. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of Investment Grade Fund and will become a shareholder of Strategic Income Fund. This exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

      This means that your shares of Investment Grade Fund will be exchanged for an equal value of shares of Strategic Income Fund. You will receive Class A Shares of Strategic Income Fund equal in value to your investment in Class A Shares of Investment Grade Fund or Advisor Class Shares of Strategic Income Fund equal in value to your investment Advisor Class Shares of Investment Grade Fund.

      Investment Grade Fund is a series of Managed Trust, which is a mutual fund in the Franklin Templeton Group of Funds. It is managed by Franklin Advisory Services, LLC. ("Advisory Services"). It has an investment goal and policies that are similar to those of Strategic Income Fund. For the reasons set forth in the "Reasons for the Transaction" section, the Board of Trustees of Managed Trust has determined that the Transaction is in the best interests of the shareholders of Investment Grade Fund. The Boards of Trustees of Managed Trust and Strategic Series also concluded that no dilution in value would result to the shareholders of Investment Grade Fund or Strategic Income Fund, respectively, as a result of the Transaction.

                  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                   VOTE TO APPROVE THE AGREEMENT AND PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

      Shareholders who own shares of the Investment Grade Fund at the close of business on May 28, 1999 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a majority of the outstanding shares of the Investment Grade Fund must be voted in favor of the Agreement and Plan.

      Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card. If you return your signed proxy card(s), your votes will be officially cast at the Meeting by the persons appointed as proxies.

      You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?

      It is expected that shareholders of Investment Grade Fund will not recognize any gain or loss for federal income tax purposes, as a result of the exchange of their shares for shares of Strategic Income Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You also should consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the "Information About the Transaction - What are the tax consequences of the Transaction?"

                       COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

      The investment goals of Strategic Income Fund and Investment Grade Fund are similar. Strategic Income Fund's investment goals are to obtain a high level of current income, with capital appreciation over the long term as a secondary goal. Investment Grade Fund's investment goal is to seek a maximum level of income consistent with prudent exposure to risk. The main difference between the two investment goals is that Strategic Income Fund has a secondary goal which permits the fund to invest in a broader range of investments.

      Investment Grade Fund is a diversified series of Managed Trust. Investment Grade Fund will normally invest at least 75% of its total assets in investment grade debt securities. At least 65% of its total assets will be invested in intermediate-term debt securities with effective remaining maturities between two and ten years at the time of purchase. Investment grade securities are issues rated in one of the top four rating categories by independent rating agencies such as S&P or Moody's or, if unrated, issues determined by the fund's manager to be comparable. Although Investment Grade Fund may invest up to 25% of its total assets in non-investment grade debt securities, it will not invest in securities rated lower than B by S&P or Moody's.

      Investment Grade Fund also invests in "putable" bonds, when available on an attractive basis. A putable bond is redeemable at face value (par) at the holder's option on a specific date or dates before the final stated maturity. Investment Grade Fund generally invests up to 25% of its assets in debt securities issued by foreign corporations and governments, their instrumentalities, and supranational entities using the criteria set forth above.

      The manager may take a temporary defensive position when it believes the markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, Investment Grade Fund may be unable to pursue its investment goal because it may not invest or may invest substantially less in investment grade debt securities

      Strategic Income Fund is a non-diversified series of Strategic Series. Strategic Income Fund normally invests at least 65% of its assets in U.S. and foreign debt securities, government securities, mortgage securities, asset-backed securities, convertible securities and preferred stock. Strategic Income Fund may invest up to 35% of its assets in common stocks. Strategic Income Fund may invest in securities rated in any category, including without limit in lower-rated debt securities, such as high yield corporate securities. Strategic Income Fund generally invests in securities that are rated at least Caa by Moody's or CCC by S&P, or unrated securities that it determines to be of comparable quality. When the manager believes that the securities trading markets or the economy is experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest Strategic Income Fund's portfolio in a temporary defensive manner. Under such circumstances, Strategic Income Fund may invest up to 100% of its assets in short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents.

      For more information about the investment goals and policies of the funds, please see "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

      As with most investments, investments in Strategic Income Fund and Investment Grade Fund involve risks. There can be no guarantee against losses resulting from an investment in either fund, nor can there be any assurance that either fund will achieve its investment objective. The risks associated with an investment in each fund are similar and include risks associated with debt investments generally, such as interest rate, credit and other risks applicable to fixed income securities, and Year 2000 risks.
There are, however, some distinctions in the investment programs of Strategic Income Fund and Investment Grade Fund, such as the variety of permitted investments and risks associated with lower rated, high yield investments.

      For more information about the risks of the funds, see "What are the risk factors associated with investments in the funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

      The management of the business and affairs of each fund is the responsibility of each fund's respective Board of Trustees. Both funds are open-end series funds of a registered management investment company, commonly referred to as "mutual funds." Strategic Income Fund is a series fund of Strategic Series. Strategic Series was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC. Investment Grade Fund is a series fund of Managed Trust. Managed Trust was organized as a Massachusetts business trust on July 15, 1986, and is also registered with the SEC.

      Franklin Advisers, Inc. ("Advisers") manages the assets of Strategic Income Fund and makes the fund's investment decisions. Franklin Advisory Services, LLC ("Advisory Services") manages the assets of Investment Grade Fund and makes the fund's investment decisions. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"); Advisory Services is an indirect wholly-owned subsidiary of Resources.

      Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment manager or administrator to 54 registered investment companies, with approximately 163 U.S.-based funds or series.
They have over$216 billion in combined assets under management for approximately 7 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

      Under an agreement with Advisers, Templeton Investment Counsel, Inc. ("Investment Counsel") serves as sub-adviser to Strategic Income Fund. The sub-adviser provides Advisers with investment management advice and assistance. The sub-adviser's activities are subject to the Board of Trustees' review and control, as well as the investment adviser's instruction and supervision.

      The team responsible for the day-to-day management of Strategic Income Fund's portfolio is: Mr. Molumphy since inception, Mr. Dickson since 1995, and Mr. Takaha since 1997.

      CHRISTOPHER MOLUMPHY, SENIOR VICE PRESIDENT OF ADVISERS. Mr. Molumphy is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Chicago. He earned his Bachelor of Arts degree in Economics from Stanford University. He has been with the Franklin Templeton Group since 1988. Mr. Molumphy is a member of several securities industry-related associations.

      THOMAS J. DICKSON, PORTFOLIO MANAGER OF INVESTMENT COUNSEL. Mr. Dickson is currently a portfolio manager for several Franklin Templeton mutual funds. He holds a BS in managerial economics from the University of California at Davis. Prior to joining the Templeton organization in 1994, Mr. Dickson worked as a fixed-income analyst and trader for Franklin Advisers, Inc. Mr. Dickson currently manages fixed income and currency trading for the Templeton organization and has country responsibilities for Australia, Canada, Japan and New Zealand.

      ERIC G. TAKAHA, VICE PRESIDENT OF ADVISERS. Mr. Takaha is a Chartered Financial Analyst and holds a Master of Business Administration degree from Stanford University. He earned his Bachelor of Science degree in Business Administration from the University of California at Berkeley. Mr. Takaha joined the Franklin Templeton Group in July of 1989. He is a member of several securities industry-related associations.

      The team responsible for the day-to-day management of Investment Grade Fund is: William J. Lippman, Philip H.W. Smith and Margaret McGee. Messrs. Lippman and Smith have managed the Fund since its inception and Ms. McGee since 1988.

      Strategic Income Fund has a management agreement with Advisers under which Advisers receives a management fee equal to an annual rate of 0.625 of 1% of the value of its average daily net assets up to and including $100 million; 0.50 of 1% of the value of its average daily net assets over $100 million and not over $250 million; and 0.45 of 1% of the value of its average daily net assets in excess of $250 million. Under the sub-advisory agreement, Advisers pays Investment Counsel a sub-advisory fee equal to an annual rate of 0.3125 of 1% of Strategic Income Fund's average daily net assets up to an including $100 million; 0.25 of 1% of the value of Strategic Income Fund's average daily net asset over $100 million and not over $250 million; and
0.225 of 1% of the value of Strategic Income Fund's average daily net assets in excess of $250 million. This fee is not a separate expense of Strategic Income Fund but is paid by Advisers from the management fees it receives from Strategic Income Fund.

      Investment Grade Fund has a management agreement with Advisory Services under which Advisory Services receives a management fee equal to an annual rate of 0.50% of the value of assets up to and including $500 million, 0.45% on the value of net assets over $500 million and not including $1 billion and 0.40% of the value of net assets in excess of $1 billion. Investment Grade Fund's management agreement also provides for the payment of $40,000 per year by the fund to the manager for the provision of certain accounting, bookkeeping and recordkeeping functions for the fund.

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

                                FEE TABLE FOR
               INVESTMENT GRADE FUND AND STRATEGIC INCOME FUND+

                                                    ACTUAL
                                                                 PROJECTED
                                      INVESTMENT    STRATEGIC      CLASS A
                                      GRADE FUND   INCOME FUND      AFTER
                                       CLASS A1      CLASS A1    TRANSACTION)
SHAREHOLDER TRANSACTION EXPENSES*

      Maximum Sales Charge (as a
      percentage of Offering Price)...   4.25%        4.25%         4.25%
       Paid at time of purchase1......   4.25%        4.25%         4.25%
       Paid at redemption2............   None          None          None
      Exchange Fee (per transaction)3.   $5.00        $5.00         $5.00


ANNUAL FUND OPERATING EXPENSES
(as percentage of average net
assets)
      Management and
      Administration Fees4...........   0.50%        0.61%         0.55%
      Rule 12b-1 Fees5...............   0.25%        0.25%         0.25%
      Other Expenses.................   0.32%        0.18%         0.21%
                                        -----        -----         -----
      Total Fund Operating Expenses..   1.07%        1.04%         1.01%
                                        =====        =====         =====


                                       ACTUAL      ESTIMATED     PROJECTED
                                                   STRATEGIC     PROJECTED
                                     INVESTMENT   INCOME FUND  ADVISOR CLASS
                                     GRADE FUND     ADVISOR        AFTER
                                    ADVISOR CLASS    CLASS+     TRANSACTION
SHAREHOLDER TRANSACTION EXPENSES*

      Maximum Sales Charge (as a
      percentage of Offering Price)...   None        None          None
       Paid at time of purchase.......   None        None          None
       Paid at tine of redemption.....   None        None          None
      Exchange Fee (per transaction)3.   None        None          None



ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net
assets):
      Management and
      Administration Fees6.......       0.50%        0.61%         0.55%
      Rule 12b-1 Fees............       None          None          None
      Other Expenses.............       0.32%         0.18         0.21%
                                        -----         ----         -----
      Total Fund Operating Expenses     0.82%         0.79         0.76%
                                        =====         ====         =====

+ INFORMATION PROVIDED IS FOR INVESTMENT GRADE FUND SHARES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998. INFORMATION FOR STRATEGIC INCOME FUND- CLASS A SHARES IS PROVIDED FOR THE FISCAL YEAR ENDED APRIL 30, 1998. INFORMATION FOR STRATEGIC INCOME FUND -ADVISOR CLASS SHARES IS BASED ON CLASS A EXPENSES FOR THE FISCAL YEAR ENDED APRIL 30, 1998.

* IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE. THESE EXPENSES ARE REFLECTED FOR CLASS A SHARES.

1 THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE.

2 A CONTINGENT DEFERRED SALES CHARGE MAY APPLY TO ANY PURCHASE OF $1 MILLION
  OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR. A CDSC MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY SHARES WITHOUT A FRONT-END SALES CHARGE. THE CHARGE IS 1% OF THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. SEE "HOW DO I SELL SHARES? - CONTINGENT DEFERRED SALES CHARGE" IN THE FUNDS' PROSPECTUS FOR DETAILS.

3 $5.00 FEE FOR BOTH FUNDS IS ONLY FOR MARKET TIMERS.  WE PROCESS ALL OTHER
  EXCHANGES WITHOUT A FEE.

4 THE ADVISER OF STRATEGIC INCOME FUND HAD AGREED IN ADVANCE TO WAIVE ITS
  MANAGEMENT FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY STRATEGIC INCOME FUND. WITH THIS REDUCTION, STRATEGIC INCOME FUND - CLASS A PAID NO MANAGEMENT FEES AND TOTAL FUND OPERATING EXPENSES WERE 0.24% FOR CLASS A SHARES. CLASS A TOTAL FUND OPERATING EXPENSES ARE DIFFERENT THAN THE RATIO OF EXPENSES TO AVERAGE NET ASSETS SHOWN UNDER "FINANCIAL HIGHLIGHTS" DUE TO A TIMING DIFFERENCE BETWEEN THE END OF THE 12B-1 PLAN YEAR AND THE FUND'S FISCAL YEAR END.

5 For both the Investment Grade and Strategic Income Fund these fees may not EXCEED 0.25%. THE COMBINATION OF FRONT-END SALES CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE NASD'S RULES.

6 THE ADVISER OF STRATEGIC INCOME FUND HAD AGREED IN ADVANCE TO WAIVE ITS
  MANAGEMENT FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY STRATEGIC INCOME FUND. WITH THIS REDUCTION, STRATEGIC INCOME FUND - ADVISOR CLASS WOULD HAVE PAID NO MANAGEMENT FEES AND TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 0% FOR ADVISOR CLASS SHARES.

EXAMPLE

  Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in a fund.

CLASS A                              1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------                              ------    -------    -------   --------
Investment Grade Fund                 $529*      $751      $990      $1,675
Strategic Income Fund                 $527*      $742      $975      $1,642
Projected Strategic Income Fund
(after transaction)                   $524       $733      $971      $1,582

ADVISOR CLASS                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
Investment Grade Fund                 $ 84       $262      $455      $1,014
Strategic Income Fund                 $ 81       $252      $439       $ 978
Projected Strategic Income Fund
(after transaction)                   $ 78       $243      $422       $ 942

* Assumes a Contingent Deferred Sales Charge will not apply.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

      For the Strategic Income Fund, per share income information for the past four fiscal years (and the most recent six month semiannual period) is shown immediately below under the heading "Financial Highlights." Also, the current Annual Report to Shareholders of Strategic Series, which is attached, includes a discussion of Strategic Income Fund's performance during the fiscal year ended April 30, 1998.

      The Investment Grade Fund's Prospectus as well as the Annual and SemiAnnual Reports for the Investment Grade Fund contain more financial information. These documents are available free of charge upon request (see "Information About Investment Grade Fund").

                                FINANCIAL HIGHLIGHTS
                         STRATEGIC INCOME FUND - - CLASS A+


                                    SIX MONTHS
                                       ENDED
                                      OCTOBER
                                     31, 1998          YEAR ENDED APRIL 30,
                                    (UNAUDITED)  1998      1997      1996     19951
                                    -----------  ----      ----      ----     -----

Per Share Operating Performance
(for a share outstanding
throughout the period)
Net asset value, beginning of         $11.24     $10.86    $10.77   $10.18   $10.00
period
                                     -----------------------------------------------

Income from investment operations:
     Net investment income               .43        .87       .93      .85      .70
     Net realized and unrealized        (.78)       .50       .39      .67      .15
gains (losses)
                                     -----------------------------------------------

Total from investment operations        (.35)      1.37      1.32     1.52      .85

     Less distributions from net        (.42)      (.90)     (.96)    (.82)    (.67)
investment income
     Less distributions from net          -        (.09)     (.27)    (.11)     -
realized gains
                                     ---------------------------------------------

Net asset value, end of period        $10.47     $11.24    $10.86   $10.77   $10.18
                                     -----------------------------------------------


Total Return*                          (3.11%)    13.10%    12.64%   15.59%    8.94%
Ratios/Supplemental Data
Net assets, end of period (000's)
                                      $218,226   $166,633  $34,864   $13,022   $6,736
Ratios to average net assets:
     Expenses                            .50%**     .25%      .23%     .25%     .25%**
     Expenses excluding waiver
and payments by
         affiliate                      1.04%**    1.05%     1.05%    1.08%    1.38%**
     Net investment income              7.92%**    7.65%     8.60%    8.53%    7.93%**
Portfolio turnover rate                23.89%     47.47%   114.26%   73.95%   68.43%


+ Advisor Class shares of the fund are a new class that have not been offered in the past. Before January 1, 1999, Class A shares were designated Class I.
1 For the period May 24, 1994 (effective date) to April 30, 1995.
* Total return does not reflect sales commissions or the Contingent
  Deferred Sales Charge, and is not annualized.
**Annualized.


WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      TRANSFER AGENCY AND CUSTODY SERVICES. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for the funds.

      Bank of New York acts as the custodian of the securities and other assets of the funds. The main office of the Bank of New York is 90 Washington Street, New York, New York 10286.


      DISTRIBUTION SERVICES. Pursuant to underwriting agreements with each fund, Distributors acts as principal underwriter in a continuous public offering of the funds' shares. Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales materials and prospectuses used to offer shares to the public.

      RULE 12B-1 PLANS. Investment Grade Fund Class A and each class of Strategic Income Fund has a separate distribution or "Rule 12b-1" plan under which it shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

      Payments by Strategic Income Fund under its Class A plan may not exceed 0.25% per year of Class A's average daily net assets and payments by Investment Grade Fund under its plan similarly may not exceed 0.25% per year of Class A's average daily net assets. All distribution expenses over these amounts will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

      In the case of Strategic Income Fund, which has four classes of shares, the Rule 12b-1 fees charged to Class A are based only on the fees attributable to that class. For more information, please see "The Fund's Underwriter" in the SAI for Strategic Income Fund.

      Advisor Class shares of the funds do not impose a Rule 12b-1 fee. For detailed information regarding Strategic Income Fund Advisor Class, please refer to Exhibit C.

      PURCHASES AND REDEMPTIONS. The maximum front-end sales charge for Class A shares of Strategic Income Fund and Investment Grade Fund is 4.25% with reduced charges for purchases of $100,000 or more and no front-end sales charges for purchases of $1 million or more. Each fund generally requires a minimum initial investment of $1,000 and subsequent investments of at least $50 for Class A shares.

      You may sell (redeem) your shares at any time. Shares of each fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectuses of the respective Franklin Templeton Fund. Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

      Shares of each fund may be redeemed at their respective Net Asset Value per share. However, redemptions of Class A shares of each fund which were purchased in amounts of $1,000,000 or more generally are subject to a Contingent Deferred Sales Charge. Strategic Income Fund shares acquired by Investment Grade Fund shareholders as a result of this Transaction are subject to a Contingent Deferred Sales Charge to the same extent that the Investment Grade Fund shares were subject to a Contingent Deferred Sales Charge. Advisor Class shares for each fund may be purchased by certain qualified investors only, as described in a current prospectus of each fund. Advisor Class shares do not have a front-end sales charge and are not subject to a Contingent Deferred Sales Charge. For detailed information regarding Strategic Income Fund Advisor Class, please refer to Exhibit C.

      Additional information and specific instructions explaining how to buy, sell, and exchange shares of Strategic Income Fund are outlined in the current prospectus under the heading "About Your Account." Similar information is outlined for Investment Grade Fund in the current prospectus under the heading "Your Account." The accompanying prospectus of Strategic Income Fund also lists phone numbers for you to call if you have any questions about your account under the heading "What If I Have Questions About My Account?" These phone numbers are the same for both funds.


      DIVIDENDS AND DISTRIBUTIONS. Strategic Income Fund and Investment Grade Fund intend to pay a dividend from their respective net investment income at least monthly, on or about the 15th day of the month. The amount of these dividends will vary depending on changes in the funds' net investment income. Neither fund pays "interest" nor guarantees any amount of dividends or return on an investment in its shares.

      Capital gains, if any, may be distributed annually by each fund, usually in December.

      Each fund automatically reinvests distributions in additional shares of that fund unless you select a different option. Specific instructions explaining how to select a different option are outlined in the attached prospectus of Strategic Income Fund under the heading "What Distributions Might I Receive From the Fund?" and in the current prospectus of Investment Grade Fund under the heading "Distribution Options."

      Distributions from the funds, whether you receive them in cash or in additional shares, are generally subject to income tax. Each fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year.

      Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes.

      For more information about the tax implications of investments in the funds, see the attached prospectus of Strategic Income Fund under the heading "How Taxation Affects the Fund and Its Shareholders" or the current prospectus of Investment Grade Fund under the heading "Tax Considerations."

                            REASONS FOR THE TRANSACTION

      The Board of Trustees of Managed Trust, on behalf of Investment Grade Fund, has recommended the Transaction for purposes of combining the Investment Grade Fund with a larger fund. Because of the relatively low demand for Investment Grade Fund, Advisory Services recommended to the Board of Trustees of Managed Trust that the assets of Investment Grade Fund be merged into a larger fund that has similar investment goals and policies. A larger fund should be better able to diversify its investments and to obtain certain savings in costs for Investment Grade Fund and its shareholders. The Transaction was also recommended to combine similar funds within the Franklin Templeton Group to eliminate duplication of expenses and internal competition.

      The Agreement and Plan was presented to Managed Trust's Board of Trustees at a meeting held on March 25, 1999. At the meeting, the Board questioned management about the potential benefits and costs to shareholders of the Investment Grade Fund. In deciding whether to recommend approval of the Transaction to shareholders, the Board of Trustees considered, among other things: the expense ratios of the Strategic Income Fund and Investment Grade Fund; the comparative investment performance of the Strategic Income Fund and Investment Grade Fund, the compatibility of the investment goals, policies, restrictions and investments of the Investment Grade Fund with those of Strategic Income Fund; the tax consequences of the Transaction; and the significant experience of Advisers. During the course of its deliberations, the Board of Trustees also considered that the expenses of the Transaction will be shared one-quarter by Strategic Income Fund, one-quarter by Investment Grade Fund, one-quarter by Advisers and one-quarter by Advisory Services.

      The Board of Trustees concluded that the Transaction is in the best interests of the shareholders of Investment Grade Fund and that no dilution of value would result to the shareholders of Investment Grade Fund from the Transaction. It then decided to approve the Agreement and Plan and to recommend that shareholders of Investment Grade Fund vote to approve the Transaction. As required by law, the Board members approving the Agreement and Plan included a majority of the trustees who are not interested persons of Investment Grade Fund.

      The Board of Trustees' conclusion was based on a number of factors, including that the Transaction would permit shareholders to pursue their investment goals in a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. A fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicative costs and expenses. This may result in lower overall expense ratios through the spreading of fixed costs of fund operations over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Transaction.

      The Board of Trustees of Strategic Series, on behalf of Strategic Income Fund, also determined that the Transaction was in the best interests of Strategic Income Fund and its shareholders and that no dilution would result to those shareholders.

      FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF MANAGED TRUST, ON BEHALF OF THE INVESTMENT GRADE FUND RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN.

      If shareholders of the Investment Grade Fund do not approve the Agreement and Plan, the Board of Trustees will consider other possible courses of action for the Investment Grade Fund, including dissolution and liquidation.

                         INFORMATION ABOUT THE TRANSACTION

      This is only a summary of the Agreement and Plan. You should read the actual Agreement and Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

      If the shareholders of Investment Grade Fund approve the Agreement and Plan, the Transaction will take place after various conditions are satisfied by Managed Trust on behalf of the Investment Grade Fund, and by Strategic Series on behalf of the Strategic Income Fund, including the delivery of certain documents. Managed Trust and Strategic Series will agree on a specific date for the actual Transaction to take place. This is called the closing date. If the shareholders of Investment Grade Fund do not approve the Agreement and Plan, the Transaction will not take place.

      If shareholders of the Investment Grade Fund do approve the Agreement and Plan on July 26, 1999, shares of the Investment Grade Fund will no longer be offered for sale. Until the close of business on July 26, 1999, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions.

      If the shareholders approve the Agreement and Plan, Investment Grade Fund will deliver to Strategic Income Fund substantially all of its assets on the closing date. In exchange, Investment Grade Fund will receive Class A and Advisor Class Shares of Strategic Income Fund which have a value equal to the dollar value of the assets delivered to Strategic Income Fund. The stock transfer books of Investment Grade Fund will be permanently closed as of 1:00 p.m. Pacific time on the closing date. Investment Grade Fund will only accept requests for redemption received in proper form before 1:00 p.m. on the closing date. Requests received after that time will be considered requests to redeem shares of Strategic Income Fund.

      To the extent permitted by law, the funds may agree to amend the Agreement and Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of Investment Grade Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

      The expenses resulting from the Transaction will be paid one-quarter by Strategic Income Fund, one-quarter by Investment Grade Fund, one-quarter by Advisers, the investment adviser for the Strategic Income Fund, and one-quarter by Advisory Services, the investment adviser for the Investment Grade Fund.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Investment Grade Fund and Strategic Income Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the funds, that shareholders of Investment Grade Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Investment Grade Fund for shares of Strategic Income Fund or that Strategic Income Fund will recognize any gain or loss upon receipt of the assets of the Investment Grade Fund.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax adviser as to state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE SHARES OF STRATEGIC INCOME FUND?

      Class A and Advisor Class Shares of Strategic Income Fund will be distributed to shareholders of the Investment Grade Fund's Class A and Advisor Class Shares, respectively. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no preemptive or conversion rights and will be transferable upon the books of Strategic Income Fund. The shares of Strategic Income Fund will be recorded electronically in each shareholder's account. Strategic Income Fund will then send a confirmation to each shareholder. As described in its prospectus, Strategic Income Fund does not issue share certificates unless requested. Former shareholders of Investment Grade Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Strategic Income Fund until the certificates have been returned.

      Both Strategic Income Fund and Investment Grade Fund have non-cumulative voting rights. This gives the holders of more than 50% of the shares voting the ability to elect 100% of the Trustees. In addition, neither fund routinely holds annual shareholder meetings.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

      The following table sets forth as of March 31, 1999 (i) the capitalization of Investment Grade Fund;(ii) the capitalization of Strategic Income Fund;and (iii) the projected capitalization of Strategic Income Fund as adjusted to give effect to the proposed Transaction. The capitalization of Strategic Income Fund is likely to be different when the Transaction is consummated.

                                                              Strategic
                                                               Income
                                                               Fund -
                                                Strategic     Projected
                                  Investment      Income        after
                                    GRADE          Fund      Reorganization
                                     FUND       (UNAUDITED)   (UNAUDITED)
                                  -----------  -------------  --------------
 Net assets....................   $53,881,924  $276,722,529   $330,604,453

 Total shares outstanding......     5,955,003    26,061,770     31,135,397

 Class A net assets............   $53,796,038  $240,608,631   $294,404,669

 Class A net asset value per          $9.05      $10.62        $10.62
 share.........................

 Class A shares outstanding....     5,945,510    22,661,084     27,726,624

 Advisor Class net assets......       $85,886          $0          $85,886

 Advisor Class net asset value          $9.05         n/a        $10.62
 per share.....................

 Advisor Class shares outstanding       9,493           0           8,087


                 COMPARISON OF INVESTMENT GOALS AND POLICIES

      Strategic Income Fund is a non-diversified series of Strategic Series. Strategic Income Fund normally invests at least 65% of its assets in U.S. and foreign debt securities, government securities, mortgage securities, asset-backed securities, convertible securities and preferred stock. Strategic Income Fund may invest up to 35% of its assets in common stocks. Strategic Income Fund may invest in securities rated in any category, including without limit in lower-rated debt securities, such as high yield corporate securities. Strategic Income Fund generally invests in securities that are rated at least Caa by Moody's or CCC by S&P, or unrated securities that it determines to be of comparable quality. When the manager believes that the securities trading markets or the economy is experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest Strategic Income Fund's portfolio in a temporary defensive manner. Under such circumstances, Strategic Income Fund may invest up to 100% of its assets in short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents.


     This section describes key investment policies of Strategic Income Fund and Investment Grade Fund, and certain noteworthy differences between the investment goals and policies of the two funds. For a complete description of Strategic Income Fund's investment policies and risks, you should read the Strategic Income Fund prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit C.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS AND STRATEGIES OF THE FUNDS?

      The investment goals of Strategic Income Fund and Investment Grade Fund are similar. Strategic Income Fund's investment goals are to obtain a high level of current income, with capital appreciation over the long term as a secondary goal. Investment Grade Fund's investment goal is to seek a maximum level of income consistent with prudent exposure to risk. The main difference between the two investment goals is that Strategic Income Fund has a secondary goal which permits the fund to invest in a broader range of investments than Investment Grade Fund. The main difference in the investment strategies of the funds relates to the difference in the credit quality of their investments. Strategic Income Fund invests a substantial portion of its assets in non-investment grade securities, which are subject to greater credit and other risks than investment grade securities, while Investment Grade Fund invests primarily in investment grade securities.

      Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the fund, or (ii) 67% or more of the shares represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote").


      Investment Grade Fund is a diversified series of Managed Trust. Investment Grade Fund will normally invest at least 75% of its total assets in investment grade debt securities. At least 65% of its total assets will be invested in intermediate-term debt securities with effective remaining maturities between two and ten years at the time of purchase. Investment grade securities are issues rated in one of the top four rating categories by independent rating agencies such as S&P or Moody's or, if unrated, issues determined by the fund's manager to be comparable. Although Investment Grade Fund may invest up to 25% of its total assets in non-investment grade debt securities, it will not invest in securities rated lower than B by S&P or Moody's.

     Investment Grade Fund also invests in "putable" bonds, when available on an attractive basis. A putable bond is redeemable at face value (par) at the holder's option on a specific date or dates before the final stated maturity. Investment Grade Fund generally invests up to 25% of its assets in debt securities issued by foreign corporations and governments, their instrumentalities, and supranational entities using the criteria set forth above.

      Investment Grade Fund's manager may take a temporary defensive position when it believes the markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, Investment Grade Fund may be unable to pursue its investment goal because it may not invest or may invest substantially less in investment grade debt securities.

     Strategic Income Fund normally invests at least 65% of its assets in U.S. and foreign debt securities, government securities, mortgage securities, asset-backed securities, convertible securities, and preferred stock. Strategic Income Fund may invest up to 35% of its assets in common stock. Strategic Income Fund may buy both rated and unrated securities. Independent rating organizations rate debt and other fixed-income securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates a higher risk. Non-investment grade securities are those rated lower than BBB by S&P or Baa by Moody's. Strategic Income Fund may invest in securities rated in any category, including without limit in lower rated debt securities such as high yield corporate securities. Strategic Income Fund generally invests in securities that are rated at least Caa by Moody's or CCC by S&P, or unrated securities that it determines to be of comparable quality.

      For temporary defensive purposes, Strategic Income Fund may invest up to 100% of its assets in short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents.

     Strategic Income Fund is a non-diversified series of Strategic Series. This means it may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Economic, business, political or other changes can affect all securities of a similar type. Accordingly, Strategic Income Fund as a non-diversified fund may be more sensitive to these changes, which may result in greater fluctuation in the value of the fund's portfolio and its net asset value.

HOW DO THE INVESTMENT POLICIES OF THE FUNDS COMPARE?

     U.S. GOVERNMENT SECURITIES.

      Both funds may invest in all types of U.S. government securities including: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater then ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities such as the Government National Mortgage Association ("GNMA"), the Export-Import Bank and the Farmers Home Administration. Some of Investment Grade Fund's investments will include obligations that are supported by the full faith and credit of the U.S. government. In the case of U.S. government obligations that are not backed by the full faith and credit of the U.S. government, Investment Grade Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

     MORTGAGE SECURITIES.

      Strategic Income Fund may invest in mortgage securities. Mortgage securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings or other real estate. These mortgage loans may have either fixed or adjustable interest rates. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

     Strategic Income Fund may invest in mortgage-backed securities that are issued by U.S. government agencies and private institutions. The primary issuers or guarantors of mortgage securities are GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit of the agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the Net Asset Value or performance of the fund, which will vary with changes in interest rates and other market conditions. The U.S. government and its agencies do not guarantee mortgage-backed securities issued by private institutions.

     Most mortgage securities are pass-through securities, which means that they provide investors with monthly payments of regular interest and principal payments, as well as unscheduled prepayments, on the underlying mortgages.

     ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS").

      Strategic Income Fund may invest in ARMS. ARMS are interests in pools of mortgages with interest rates that reset periodically. Investing in ARMS allows the fund to participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. During periods of declining interest rates, the interest rates on the underlying mortgages may readjust downward, resulting in lower current yields.

     STRIPPED MORTGAGE-BACKED SECURITIES.

      Strategic Income Fund may invest in stripped mortgage-backed securities to achieve a higher yield than may be available from fixed-rate mortgage securities. The stripped mortgage securities in which Strategic Income Fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage securities. Stripped mortgage-backed securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity of an IO or PO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

     Stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. These securities were only recently developed and traditional trading markets have not yet been established for all stripped mortgage securities. Accordingly, some of these securities may be illiquid and such investments will, together with any other illiquid investments, not exceed 10% of Strategic Income Fund's net assets.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") AND MULTI-CLASS PASS-THROUGHS.

      Strategic Income Fund may invest in certain debt obligations that are collateralized by mortgage loans or mortgage pass-through securities. These obligations may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. CMOS and REMICs are debt instruments issued by special purpose entities and are secured by pools of mortgages backed by residential and various types of commercial properties. Multi-class pass-through securities are equity interest in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities.

     CMOs are fixed-income securities that are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. The underlying mortgages are backed by residential and various types of commercial properties. Timely payment of interest and principal (but not the market value) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage asset and, in some cases, by U.S. government agencies. Prepayments of the mortgages underlying a CMO, which usually increase when interest decrease, will generally reduce the life of the mortgage pool, thus impacting the CMOs yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

     Investment Grade Fund may invest in collateralized obligations (such as collateralized automobile receivables and CMOs) either issued or guaranteed by a U.S. government agency or instrumentality rated AAA by a nationally recognized statistical rating agency. Strategic Income Fund may buy CMOs that are rated in any category by the rating agencies without insurance or guarantee if, in the opinion of Advisers, the sponsor is creditworthy.

     ASSET-BACKED SECURITIES.

      Strategic Income Fund may invest in asset-backed securities rated in any category by the rating agencies. Asset-backed securities are securities backed by home equity loan receivables; credit card receivables; automobile, mobile home and recreational vehicle loans and leases; and other receivables. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). In general, asset-backed securities contain shorter maturities than bonds or mortgage loans and historically have been less likely to experience substantial prepayment. Investment Grade Fund does not invest in asset-backed securities.

     FOREIGN SECURITIES.

      Investment Grade Fund generally may invest up to 25% of its assets in debt securities issued by foreign corporations and governments, their instrumentalities, and supranational entities. Strategic Income Fund may buy foreign securities that are traded in the U.S. or directly in foreign markets and may buy securities denominated in foreign currencies. Strategic Income Fund may also invest in securities issued or guaranteed by foreign governments and their agencies.

     AMERICAN DEPOSITARY RECEIPTS.

      Strategic Income Fund may invest in American Depositary Receipts ("ADRs"). ADRs are certificates that give their holders the right to receive securities of a foreign issuer deposited in a U.S. bank or trust company. Strategic Income Fund may invest in sponsored and unsponsored ADRs. Prices of ADRs are quoted in U.S. dollars. They are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. To the extent that Strategic Income Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service the ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. To the extent Strategic Income Fund invests in ADRs rather than directly in the stock of foreign issuers, it will avoid currency risks during the settlement period for either purchases or sales.

     CONVERTIBLE SECURITIES.

      Strategic Income Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through the conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share prices as its underlying stock.

     SECURITIES LENDING.

      Strategic Income Fund and Investment Grade Fund may lend their portfolio securities to qualified securities dealers or other institutional investors. For Strategic Income Fund, such loans may not exceed 33 1/3% of the value of its total assets measured at the time of the most recent loan. Strategic Income Fund does not intend to exceed 10% of the value of its total assets at the time of the most recent loan. Investment Grade Fund may lend up to 30% of its total assets to qualified securities dealers or other institutional investors. Investment Grade Fund currently intends to limit its lending of securities to no more than 5% of its total assets. For each loan the borrower must maintain collateral with Each fund's custodian with a value at least equal to 100% of the current market value of the loaned securities. Both funds will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.

     REPURCHASE AGREEMENTS.

      Strategic Income Fund and Investment Grade Fund may engage in repurchase agreement transactions. In a repurchase agreement the fund agrees to buy a U.S. government security from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. If the bank or broker-dealer does not repurchase the securities as agreed, the funds may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs.

     OPTIONS.

      Strategic Income Fund may buy and sell options on securities, securities indices, and futures contracts. Strategic Income Fund may also buy and sell options on foreign currencies to protect its portfolio against exchange rate movements. Although Investment Grade Fund has no present intention of doing so, the fund has the authority to enter into options on securities and options on futures. An option on a security or futures contract is a contract that allows the buyer of the option the right to buy of sell a specified security or futures contract from or to the seller at a specified price during the term of the option. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price.

     Strategic Income Fund may only sell covered options. This means that, with respect to any call option written, the fund will own the underlying securities or comparable securities satisfying the cover requirements of the securities exchanges. Although Strategic Income Fund has no current intention of writing covered puts, it reserves the right to do so.

     Strategic Income Fund may only buy options on securities and securities indices if the total premiums it paid for such options is 5% or less of its total assets.

     FUTURES CONTRACTS.

      Strategic Income Fund may enter into contracts for the purchase or sale for future delivery of securities or contracts based upon financial or securities indices ("financial futures") and options on these contracts. A financial futures contract is an agreement to buy or sell a specific security or commodity at a specified future date and price. Strategic Income Fund may also buy and sell foreign currency futures contracts and options on these contracts. A futures contract on a foreign currency is an agreement to buy or sell a specific amount of a currency for a set price on a future date.
The fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts. Additionally, the fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy. Investment Grade Fund is not permitted to engage in futures contracts.

     FOREIGN CURRENCY EXCHANGE CONTRACTS.

      Strategic Income Fund may enter into forward foreign currency contracts, which are agreements to buy or sell a specific currency at a set price on a future date.

     INTEREST RATE AND CURRENCY SWAPS.

      Strategic Income Fund may enter into interest rate and currency swaps. Swap agreements typically are individually negotiated agreements that are structured to enable the parties to shift ("swap") investment exposure from one type of investment to another. Interest rate swaps involve an exchange between the parties of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

     Strategic Income Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rates swaps doe not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

     INVERSE FLOATERS.

      Strategic Income Fund may invest up to 5% of its total assets in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices. Investment Grade Fund is not permitted to invest in inverse floaters.

     MORTGAGE DOLLAR ROLLS.

      Unlike Investment Grade Fund, Strategic Income Fund may enter into mortgage dollar rolls, in which it sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the period between the sale and repurchase, the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and lower price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Strategic Income Fund intends to enter into mortgage dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

     U.S. TREASURY ROLLS.

      Investment Grade Fund and Strategic Income Fund may enter into U.S. Treasury rolls, in which the fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. During the period prior to the settlement date, a fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. A fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. Each fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

     LOAN PARTICIPATIONS AND DEFAULTED DEBT SECURITIES.

      Strategic Income Fund may invest in loan participations and defaulted debt securities. Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. The fund will acquire loan participations selling at a discount to par value because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value. An investment in these securities, however, carries substantially the same risks associated with an investment in defaulted debt securities and may result in the loss of the fund's entire investment.

     BORROWING.

      Strategic Income Fund and Investment Grade Fund may borrow money for temporary or emergency purposes. Strategic Income Fund may only borrow in an amount not to exceed 5% of its total assets. Investment Grade Fund may borrow from banks in amounts not to exceed 15% of its total assets, however, additional investments may not be made while any amounts borrowed are in excess of 5% of Investment Grade Fund's total assets.

     ILLIQUID INVESTMENTS.

      Strategic Income Fund and Investment Grade Fund may not invest more than 10% of their respective net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

      Strategic Income Fund may buy U.S. government obligations on a "when issued" or "delayed delivery" basis. These transactions are arrangements under which the fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally in 30 to 60 days. Purchases of U.S. government securities on a when issued or delayed delivery basis are subject to the risk that the value or yields at delivery may be more or less than the purchase price of the yields available when the transaction was entered into. Although Strategic Income Fund will generally buy U.S. government securities on a when issued basis with the intention of holding the securities, it may sell the securities before the settlement date if it is deemed advisable. When Strategic Income Fund is the buyer in this type of transaction, it will maintain, in a segregated account with its custodian bank, cash or other high-grade marketable securities having an aggregate value equal to the amount of the fund's purchase commitments until payment is made.

     To the extent Strategic Income Fund engages in when issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment goals and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, Strategic Income Fund relies on the seller to complete the transaction. The seller's failure to do so may cause the fund to miss a price or yield considered advantageous. In addition, securities purchased on a when-issued or delayed delivery basis generally doe not earn interest until their scheduled delivery date.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

     As described below, the funds have adopted similar restrictions as fundamental policies, which may not be changed without the approval of a Majority Vote.

     Although the funds may not invest more than 25% of the value of each of their total assets in one particular industry; except that, to the extent this restriction is applicable, all or substantially all of the assets of Strategic Income Fund may be invested in another registered investment company having the same investment goal and policies of Strategic Income Fund.

     Strategic Income Fund may not underwrite securities of other issuers, except insofar as the fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio; except that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment goals and policies as the fund.

     Both funds may not make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

     Strategic Income Fund may not borrow money in excess of 5% of the value of the fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes. Investment Grade Fund may not borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 15% of its total assets (at the lower of cost or fair market value); or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings. Investment Grade Fund is also subject to the restriction that no additional investments may be made while any such borrowings are in excess of 5% of total assets.

     Strategic Income Fund may not sell securities short or buy on margin nor pledge or hypothecate any of the fund's assets; except that the fund may enter into financial futures and options on financial futures as discussed.

     Investment Grade Fund may not purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities.

     Both funds may not buy or sell real estate (other than interests in real estate investment trusts, in the case of Strategic Income Fund), commodity contracts; except that the funds may invest in financial futures and related options on futures with respect to securities, securities indices and currencies. With respect to Investment Grade Fund, the restriction concerning real estate does not preclude investments in marketable securities of companies engaged in such activities.

     Both funds may not purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission, or retain securities of any issuer if, to the knowledge of Managed Trust or Strategic Series, if applicable, one or more of its officers, trustees, or investment advisor own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

     Strategic Income Fund and Investment Grade Fund may not invest in the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. In the case of Strategic Income Fund, it may invest where there is no commission other than the customary brokerage commission or sales charge, provided that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment goal and policies as the fund. To the extent permitted by exemptions granted under the 1940 Act, Strategic Income Fund may invest in shares of one or more money market funds managed by Advisers or its affiliates.

     Neither Strategic Income Fund nor Investment Grade Fund may invest in securities for the purpose of exercising management or control of the issuer, except that, with respect to Strategic Income Fund only, to the extent this restriction is applicable, all or substantially all of the assets of Strategic Income Fund may be invested in another registered investment company having the same investment goal and policies as the fund.

     Investment Grade Fund may not invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities), if immediately after and as a result of such investment
(a) more than 5% of the total assets of the fund would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund.

     Investment Grade Fund may not buy or sell interest in oil, gas or mineral exploration or development programs, however, this does not preclude investments in marketable securities of companies engages in such activities.

     Investment Grade Fund may not invest more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

     Investment Grade Fund has also established certain investment restrictions that may be changed without shareholder approval. First, Investment Grade Fund may not invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation. Second, Investment Grade Fund may not issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit it from making any permitted borrowings, mortgages or pledges, or entering into repurchase agreements.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

      Like all investments, an investment in both of the funds involves risk. There is no assurance that the funds will meet their investment goals. The achievement of the funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills. The risks of the funds are basically the same as those of other investments in fixed income securities of similar quality.

      CREDIT RISK.

     The funds' investments in fixed-income securities involve credit risk. Credit risk is the possibility that the issuer of a debt security or the borrower on an underlying mortgage or debt obligation will be unable to make interest payments or repay principal. Changes in an issuer's or borrower's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and a fund's share price.

Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities. The risk of default or price changes due to changes in the issuer's credit quality is greater. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers are also more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. The market price of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of economic difficulty. Lower-rated securities may also be less liquid than higher-rated securities.

      INTEREST RATE RISK.

     When interest rates rise, fixed-income securities prices fall. The opposite is also true: fixed-income securities prices rise when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

      INCOME RISK.

      Since a fund can only distribute what it earns, a fund's distributions to its shareholders may decline when interest rates fall.

      MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK.

      Both funds are subject to risks particular to mortgage-backed and/or asset-backed securities. Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. As a result, the holder of the mortgage securities receives unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of mortgage-backed securities, making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase the volatility of each fund's returns and share price depending on their level of investment in these securities.

      Some adjustable rate mortgage securities in which the funds invest in are backed by mortgages having limits on the amount the loan rate can fluctuate. During periods of extreme fluctuations in market interest rates, the interest rates on the underlying mortgages will not adjust beyond the limits, and the securities will behave more like long-term, fixed-rate debt securities.

      Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which Strategic Income Fund invests. The value of these securities is extremely sensitive to changes in interest rates and the rate of principal payments and prepayments on the underlying mortgage assets. Investment Grade Fund is not subject to these risks because it may not invest in stripped mortgage-backed securities.

      Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support these securities, if any, may be inadequate to protect investors in the event of a default. Like mortgage-backed securities, asset-backed securities are also subject to prepayment risk. To varying degrees, the funds are subject to these risks.

      NON-DIVERSIFICATION RISK

      A potential difference in risks associated with investment in the funds arises because Strategic Income Fund, unlike Investment Grade Fund, is non-diversified. To the extent that a fund's investments are not diversified, the fund may be more susceptible than a fully diversified fund to adverse economic, political, business or regulatory developments affecting a single issuer or industry. This, in turn, can affect the fund's share price.

      FOREIGN SECURITIES RISK.

      Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund.

      COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

      The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

      COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

      CURRENCY RISK.


      To the extent the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

      EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for the eleven participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

      Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares and fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.


      DERIVATIVE SECURITIES RISK.

      Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Option transactions, foreign currency exchange transactions, futures contracts, and swap agreements are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements. These securities are subject to the risk that the other party to the transaction may fail to perform, resulting in losses to the fund.

      YEAR 2000 RISK.

      When evaluating current and potential portfolio positions, Year 2000 is one of the factors each fund's manager considers.

      The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness.

      If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares and the fund's performance.

      Each fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

      When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

      The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

                                 VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE AGREEMENT AND PLAN?

      The affirmative vote of the holders of a majority of the total number of shares of Investment Grade Fund outstanding and entitled to vote is necessary to approve the Agreement and Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Investment Grade Fund held at the close of business on July 26, 1999 (the "Record Date"). If sufficient votes to approve the Agreement and Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting.

      Under relevant state law and Managed Trust's charter documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Agreement and Plan.


HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

      You can vote in any one of three ways:

o     By mail, with the enclosed proxy card.
o     In person at the Meeting.
o Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling toll-free 1-800/[ ].

A proxy card is, in essence, a ballot. IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ADJOURNMENT OF THE MEETING.

CAN I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by sending a written notice to Managed Trust expressly revoking your proxy, by signing and forwarding to Managed Trust a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

      The Board of Trustees of Managed Trust does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

      Shareholders of record of Investment Grade Fund on the Record Date will be entitled to vote at the meeting. On the Record Date, there were ______________ outstanding shares of Investment Grade Fund.

WHAT OTHER SOLICITATIONS WILL BE MADE?

      Investment Grade Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Investment Grade Fund may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Investment Grade Fund and Strategic Income Fund, without extra pay, may conduct additional solicitations by telephone, telegraph and personal interviews. Managed Trust, on behalf of Investment Grade Fund, has engaged SCC to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses ranging between $8,758 and $11,032. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by Investment Grade Fund, one-quarter by Strategic Income Fund, one-quarter by Advisers, and one-quarter by Advisory Services.

ARE THERE DISSENTERS' RIGHTS?

      Shareholders of Investment Grade Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Strategic Income Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the Strategic Income Fund Prospectus.

                   INFORMATION ABOUT STRATEGIC INCOME FUND

      Information about Strategic Income Fund is included in the Strategic Income Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Detailed information regarding the Advisor Class for Strategic Income Fund is attached as Exhibit B to this Prospectus/Proxy Statement. Additional information about Strategic Income Fund is included in its SAI, which has been filed with the SEC and is incorporated by reference into the SAI relating to this Prospectus/Proxy Statement.. You may request a free copy of Strategic Income Fund's SAI and other information by calling 1-800/DIAL-BEN(R) or by writing to the Strategic Income Fund at 777 Mariners
Island Blvd., P.O. Box 7777, San Mateo, CA   94403-7777.  The Strategic
Income Fund's Annual Report to Shareholders for the fiscal year ended April 30, 1998, is attached to and considered a part of this Prospectus/Proxy Statement.

      The Strategic Income Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's internet address at http://www.sec.gov.

                   INFORMATION ABOUT INVESTMENT GRADE FUND

      Information about Investment Grade Fund is included in the current Investment Grade Fund Prospectus, as well as the Investment Grade Fund's SAI dated February 1, 1999, as supplemented April 1, 1999, and in the Investment Grade Fund's Annual Report to Shareholders dated September 30, 1999. These documents have been filed with the SEC and the Investment Grade Fund Prospectus and Annual Report are incorporated by reference herein. You may request free copies of these documents and other information relating to Investment Grade Fund by calling 1-800/DIAL BEN(R) or by writing to 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. Reports and other information filed by the Investment Grade Fund can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's internet address at http://www.sec.gov.

                         PRINCIPAL HOLDERS OF SHARES

      As of the Record Date, the officers and Trustees of the Managed Trust, as a group, owned less than 1% of the outstanding voting shares of the Investment Grade Fund. In addition, as of the Record Date, the officers and Trustees of Strategic Series, as a group, owned less than 1% of the outstanding voting shares of Investment Grade Fund. No person owned (beneficially or of record) 5% or more of the outstanding shares of either of Investment Grade Fund and Strategic Income Fund.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT -- Investment Company Act of 1940, as amended

ADVISERS -- Franklin Advisers, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the investment manager for Strategic Income Fund

ADVISORY SERVICES -- Franklin Advisory Services, LLC, the investment manager for Investment Grade Income Fund

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within 12 months of purchase.

DISTRIBUTORS -- Franklin/Templeton Distributors, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the principal underwriter for the funds

FRANKLIN TEMPLETON FUNDS -- The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds,except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS -- All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

INVESTOR SERVICES -- Franklin/Templeton Investor Services, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the shareholder servicing and transfer agent to the funds

MARKET TIMERS -- Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S -- Moody's Investors Service, Inc.

NASD -- National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

OFFERING PRICE -- The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge for Class A of each fund is 4.25%.

RESOURCES --  Franklin Resources, Inc.

SAI -- Statement of Additional Information

S&P -- Standard & Poor's Corporation

SEC -- U.S. Securities and Exchange Commission

SECURITIES DEALER -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. -- United States

WE/OUR/US -- Unless the context indicates a different meaning, these terms refer to the funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.



                       EXHIBITS TO COMBINED PROSPECTUS
                             AND PROXY STATEMENT

EXHIBIT

  A Form of Agreement and Plan of Reorganization between Franklin Managed Trust on behalf of Franklin Investment Grade Income Fund and Franklin Strategic Series on behalf of Franklin Strategic Income Fund.

  B Additional information regarding the Franklin Strategic Income Fund - Advisor Class

  C Prospectus of Franklin Strategic Income Fund dated September 1, 1998, as amended January 1, 1999

  D Annual Report to Shareholders of Franklin Strategic Series dated April 30, 1998.



                                  EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement and Plan"), made as of this ____ day of May, 1999, by and between FRANKLIN MANAGED TRUST ("Managed Trust"), a business trust created under the laws of the Commonwealth of Massachusetts in 1986, with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404, on behalf of its series FRANKLIN INVESTMENT GRADE FUND (the "Investment Grade Fund"), and FRANKLIN STRATEGIC SERIES ("Strategic Series"), a business trust created under the laws of the State of Delaware in 1991, with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404, on behalf of its series FRANKLIN STRATEGIC INCOME FUND ("Strategic Income Fund").

                            PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Strategic Series on behalf of Strategic Income Fund of substantially all of the property, assets and goodwill of Investment Grade Fund in exchange solely for shares of beneficial interest, par value of $0.01 per share, of Strategic Income Fund - Class A ("Strategic Income Fund Class A Shares") and shares of beneficial interest, par value of $.01 per share, of Strategic Income Fund - Advisor Class ("Strategic Income Fund Advisor Class Shares"); (ii) the distribution of (a) Strategic Income Fund Class A Shares to the shareholders of Class A shares of Investment Grade Fund; and (b) Strategic Income Fund Advisor Class Shares to the shareholders of Advisor Class shares of Investment Grade Fund according to their respective interests; and (iii) the subsequent dissolution of Investment Grade Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan hereinafter set forth.

                                  AGREEMENT

      In order to consummate the Plan of Reorganization and in consideration of the promises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF INVESTMENT GRADE FUND.

      (a) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of the Strategic Series herein contained, and in consideration of the delivery by Strategic Series of the number of its Strategic Income Fund Class A Shares and Strategic Income Fund Advisor Class Shares hereinafter provided, Managed Trust, agrees that it will convey, transfer and deliver to Strategic Series at the Closing all of Investment Grade Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Agreement and Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Investment Grade Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against Investment Grade Fund, if any, at the Closing Date, for which contingent and other appropriate liabilities reserves shall be established on Investment Grade Fund's books (hereinafter "Net Assets"). Investment Grade Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

      (b) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of Managed Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Strategic Series agrees at the Closing to deliver to Managed Trust:
(i) the number of Strategic Income Fund Class A Shares determined by dividing the net asset value per share of Investment Grade Fund Class A Shares by the net asset value per share of Strategic Income Fund Class A Shares, and multiplying the result thereof by the number of outstanding Investment Grade Fund Class A Shares, as of 1:00 p.m. Pacific time on the Closing Date; and
(ii) the number of Strategic Income Fund Advisor Class Shares determined by dividing the net asset value per share of Investment Grade Fund Advisor Class Shares by the net asset value per share of Strategic Income Fund Advisor Class Shares, and multiplying the result thereof by the number of outstanding Investment Grade Fund Advisor Class Shares as of 1:00 p.m. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

      (c) Immediately following the Closing, Managed Trust shall dissolve Investment Grade Fund and distribute pro rata to the shareholders of Investment Grade Fund of record as of the close of business on the Closing Date, the Strategic Income Fund Class A Shares and Strategic Income Fund Advisor Class Shares to be delivered to Managed Trust pursuant to this
Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of Strategic Series relating to Strategic Income Fund and noting in such accounts of the type and amounts of such Strategic Income Fund shares which such former Investment Grade Fund shareholders are due based on their respective holdings of Investment Grade Fund as of the close of business on the Closing Date. Fractional Strategic Income Fund shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Investment Grade Fund shall be entitled to surrender the same to the transfer agent for Strategic Income Fund in exchange for the number of Strategic Income Fund Class A Shares or Strategic Income Fund Advisor Class Shares into which the shares of the Investment Grade Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Strategic Income Fund Class A Shares or Strategic Income Fund Advisor Class Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of Investment Grade Fund shall be deemed for all Strategic Income Fund's purposes to evidence ownership of the number of Strategic Income Fund Class A Shares or Strategic Income Fund Advisor Class Shares into which the shares of beneficial interest of Investment Grade Fund (which prior to the Closing were represented thereby) have been converted.

2.    VALUATION.

      (a) The value of Investment Grade Fund's Net Assets to be acquired by Strategic Income Fund hereunder shall be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Investment Grade Fund's currently effective prospectus.

      (b) The net asset value of a share of beneficial interest of Strategic Income Fund Class A or Strategic Income Fund Advisor Class shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Strategic Income Fund's currently effective prospectus.

      (c) The net asset value of a share of beneficial interest of Investment Grade Fund Class A Shares and Investment Grade Fund Advisor Class Shares shall be determined to the fourth decimal place as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Investment Grade Fund's currently effective prospectus.

3.    CLOSING AND CLOSING DATE.

      The Closing Date shall be August 12, 1999, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Strategic Series at 2:00 p.m. Pacific time on the Closing Date. Managed Trust shall have provided for delivery as of the Closing those net assets of Investment Grade Fund to be transferred to Strategic Income Fund's Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286. Also, Managed Trust shall deliver at the Closing a list of names and addresses of the shareholders of record of Investment Grade Fund Class A Shares and Investment Grade Fund Advisor Class Shares and the number of shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Strategic Income Fund shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of Strategic Income Fund to be delivered to said transfer agent registered in such manner as Managed Trust may request, or provide evidence satisfactory to Managed Trust that such Strategic Income Fund Shares have been registered in an account on the books of Strategic Income Fund in such manner as Managed Trust may request.

4. REPRESENTATIONS AND WARRANTIES BY MANAGED TRUST ON BEHALF OF INVESTMENT GRADE TRUST.

      Managed Trust on behalf of Investment Grade Fund represents and warrants to Strategic Series that:

      (a) Managed Trust is a business trust created under the laws of the Commonwealth of Massachusetts on July 15, 1986, and is validly existing and in good standing under the laws of that commonwealth. Managed Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of Investment Grade Fund's shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold, if any, pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) Managed Trust is authorized to issue an unlimited number of shares of beneficial interest, par value of $0.01 per share, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights. The Trust currently issues shares of two (2) series, which are offered in Classes A, B, C and/or Advisor Class, depending on the particular series. Investment Grade Fund offers two classes of shares, Class A and Advisor Class. Managed Trust is authorized to issue an unlimited number of shares of beneficial interest of each series.

      (c) The financial statements appearing in Managed Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1998, audited by Tait, Weller & Baker, copies of which have been delivered to Strategic Series, fairly present the financial position of Investment Grade Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (d) The books and records of Investment Grade Fund made available to Strategic Income Fund and/or its counsel accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Investment Grade Fund.

      (e) Managed Trust has the necessary power and authority to conduct Investment Grade Fund's business as such business is now being conducted.

      (f) Managed Trust is not a party to or obligated under any provision of the Trust's Amended and Restated Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by the Trust's execution of or performance under this Agreement and Plan.

      (g) Managed Trust has elected to treat Investment Grade Fund as a regulated investment company ("RIC") for federal income tax purposes under
Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Investment Grade Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

5. REPRESENTATIONS AND WARRANTIES BY STRATEGIC SERIES ON BEHALF OF STRATEGIC INCOME FUND.

      Strategic Series on behalf of Strategic Income Fund represents and warrants to the Managed Trust that:

      (a) Strategic Series is a business trust created under the laws of the State of Delaware on January 25, 1991, and is validly existing and in good standing under the laws of that state. Strategic Series is duly registered under the 1940 Act as an open-end, management investment company and all of Strategic Income Fund's shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold, if any, pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) Strategic Series is authorized to issue an unlimited number of shares of beneficial interest, par value of $0.01 per share, and each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights. Strategic Series currently issues shares of nine
(9) series, which are offered in Classes A, B, C and/or Advisor Class, depending on the particular series. Strategic Income Fund offers four classes of shares, Class A, B, C and Advisor Class. Strategic Income Fund shares to be issued pursuant to this Agreement and Plan will be fully paid, non-assessable, freely transferable and have full voting rights.

      (c) At the Closing, Strategic Income Fund shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Investment Grade Fund are presently eligible for offering to the public, and there are a sufficient number of Strategic Income Fund shares registered under the 1933 Act to permit the transfers contemplated by this Agreement and Plan to be consummated.

      (d) The financial statements appearing in Strategic Series' Annual Report to Shareholders for the fiscal year ended April 30, 1998, audited by Coopers & Lybrand L.L.P., and the Semi-Annual Report to Shareholders for the periods ended October 31, 1998, copies of which have been delivered to Managed Trust, fairly present the financial position of Strategic Income Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (e) Strategic Series has the necessary power and authority to conduct Strategic Income Fund's business as such business is now being conducted.

      (f) Strategic Series is not a party to or obligated under any provision of the Trust's Agreement and Declaration of Trust or By-Laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by the Trust's execution of or performance under this Agreement and Plan.

      (g) Strategic Series has elected to treat Strategic Income Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and Strategic Income Fund has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

6. REPRESENTATIONS AND WARRANTIES BY MANAGED TRUST AND STRATEGIC SERIES ON BEHALF OF THEIR RESPECTIVE FUNDS.

      Managed Trust and Strategic Series each represents and warrants to the other that:

      (a) The statement of assets and liabilities to be furnished by each of Managed Trust and Strategic Series as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of Strategic Income Fund Class A Shares and Strategic Income Fund Advisor Class Shares to be issued pursuant to Section 1 of this Agreement and Plan will accurately reflect the net assets in the case of Investment Grade Fund and the net assets in the case of Strategic Income Fund, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

      (b) At the Closing, Investment Grade Fund and Strategic Income Fund each will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

      (c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the funds.

      (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the funds.

      (e) The execution, delivery, and performance of this Agreement and Plan have been duly authorized by all necessary action of each Trust's Board of Trustees, and this Agreement and Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

      (f) Each fund, respectively, anticipates that consummation of this Agreement and Plan will not cause Investment Grade Fund, in the case of Managed Trust, and Strategic Income Fund, in the case of Strategic Series, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.

      (g) Each fund has the necessary power and authority to conduct its business as such business is now being conducted.

7.    COVENANTS OF MANAGED TRUST AND STRATEGIC SERIES.

      (a) Managed Trust, on behalf of Investment Grade Fund, and Strategic Series on behalf of Strategic Income Fund, each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

      (b) Managed Trust undertakes that it will not acquire Investment Grade Fund shares for the purpose of making distributions thereof to anyone other than Investment Grade Fund shareholders.

      (c) Managed Trust undertakes that, if this Agreement and Plan is consummated, it will dissolve Investment Grade Fund and rescind the establishment of Investment Grade Fund as a series of Managed Trust.

      (d) Managed Trust and Investment Grade Fund each agree that, by the Closing, all of their federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

      (e) At the Closing, Managed Trust will provide Strategic Series Fund with a copy of the shareholder ledger accounts of Investment Grade Fund, certified by its transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of Investment Grade Fund's shares as of 1:00 p.m. Pacific time on the Closing Date who are to become shareholders of Strategic Income Fund as a result of the transfer of assets that is the subject of this Agreement and Plan.

      (f) Managed Trust agrees to mail to each shareholder of record entitled to vote at the meeting of Investment Grade Fund's shareholders at which action on this Agreement and Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (g) Strategic Series will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Strategic Income Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Investment Grade Fund's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY MANAGED TRUST AND STRATEGIC
      SERIES.

      The obligations of Managed Trust and Strategic Series to effectuate this Agreement and Plan and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

      (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement and Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

      (b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement and Plan adopted by its Board of Trustees, certified by its Secretary or equivalent officer.

      (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan of Reorganization under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

      (d) That this Agreement and Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Investment Grade Fund at an annual or special meeting or any adjournment thereof.

      (e) That each party shall have declared a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.

      (f) That there shall be delivered to Managed Trust and Strategic Series an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Managed Trust and Strategic Series, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and Plan and based upon certificates of the officers of Managed Trust and Strategic Series with regard to matters of fact:

            (1) The acquisition by Strategic Income Fund of substantially all the assets of Investment Grade Fund as provided for herein in exchange for Strategic Income Fund shares will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Investment Grade Fund and Strategic Income Fund will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;

            (2) No gain or loss will be recognized by Investment Grade Fund upon the transfer of substantially all of its assets to Strategic Income Fund in exchange solely for voting shares of Strategic Income Fund (Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

            (3) No gain or loss will be recognized by Strategic Income Fund upon the receipt of substantially all of the assets of Investment Grade Fund in exchange solely for voting shares of Strategic Income Fund (Section 1032(a));

            (4) The basis of the assets of Investment Grade Fund received by Strategic Income Fund will be the same as the basis of such assets to Investment Grade Fund immediately prior to the exchange (Section 362(b));

            (5) The holding period of the assets of Strategic Income Fund received by Investment Grade Fund will include the period during which such assets were held by Investment Grade Fund (Section 1223(2));

            (6) No gain or loss will be recognized to the shareholders of Investment Grade Fund upon the exchange of their shares in Investment Grade Fund for voting shares of Strategic Income Fund (Section 354(a));

            (7) The basis of the Strategic Income Fund Shares received by Investment Grade Fund's shareholders shall be the same as the basis of the shares of Investment Grade Fund exchanged therefor (Section 358(a)(1));

            (8) The holding period of Strategic Income Fund shares received by Investment Grade Fund's shareholders (including fractional shares to which they may be entitled) will include the holding period of Investment Grade Fund's shares surrendered in exchange therefor, provided that Investment Grade Fund's shares were held as a capital asset on the date of the exchange (Section 1223(1)); and

            (9) Strategic Income Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Investment Grade Fund described in Section 381(c) of the Code (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

      (g) That Strategic Series, on behalf of Strategic Income Fund, shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to Managed Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) Investment Grade Fund is a diversified series of Managed Trust which was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 15, 1986, and is validly existing and in good standing under the laws of that commonwealth;

            (2) Managed Trust is authorized to issue an unlimited number of shares of beneficial interest of its series, Investment Grade Fund, par value of $0.01 per share, which series is subdivided into two (2) classes of shares, Class A and Advisor Class. Assuming that the initial shares of beneficial interest were issued in accordance with the 1940 Act and the Amended and Restated Agreement and Declaration of Trust and By-Laws of Managed Trust, and that all other outstanding shares of Investment Grade Fund were sold, issued and paid for in accordance with the terms of Investment Grade Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

            (3) Managed Trust is an open-end investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Investment Grade Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Investment Grade Fund, the unfavorable outcome of which would materially and adversely affect Managed Trust or Investment Grade Fund;

            (5) All actions required to be taken by Managed Trust to authorize this Agreement and Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of Managed Trust; and

            (6) Neither the execution, delivery, nor performance of this Agreement and Plan by Managed Trust violates any provision of its Amended and Restated Agreement and Declaration of Trust or By-Laws, or the provisions of any agreement or other instrument known to such counsel to which the Managed Trust is a party or by which Managed Trust on behalf of Investment Grade Fund is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of Managed Trust and is enforceable against Managed Trust in accordance with its terms.

      In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of Managed Trust and/or Investment Grade Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Managed Trust and Investment Grade Fund.

      (h) That Managed Trust on behalf of Investment Grade Fund shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Strategic Series, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

            (1) Strategic Income Fund is a non-diversified series of Strategic Series, which was organized as a business trust under the laws of the State of Delaware on January 25, 1991, and is validly existing and in good standing under the laws of that state;

            (2) Strategic Series is authorized to issue an unlimited number of shares of beneficial interest of its series, Strategic Income Fund, par value of $0.01 per share, which is further subdivided into four (4) classes of shares, Classes A, B, C and Advisor Class. Assuming that the initial shares of beneficial interest were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-Laws of Strategic Series, and that all other outstanding shares of Strategic Income Fund were sold, issued and paid for in accordance with the terms of Strategic Income Fund's prospectus in effect at the time of such sales, each such outstanding share of Strategic Income Fund is fully paid, non-assessable, freely transferable and has full voting rights;

            (3) Strategic Series is an open-end investment company of the management type registered as such under the 1940 Act;

            (4) Except as disclosed in Strategic Income Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Strategic Income Fund, the unfavorable outcome of which would materially and adversely affect Strategic Series and/or Strategic Income Fund;

            (5) Strategic Income Fund shares to be issued pursuant to the terms of this Agreement and Plan have been duly authorized and, when issued and delivered as provided in this Agreement and Plan, will have been validly issued and fully paid and will be non-assessable by Strategic Income Fund;

            (6) All actions required to be taken by Strategic Series and/or Strategic Income Fund to authorize this Agreement and Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of Strategic Series and Strategic Income Fund;

            (7) Neither the execution, delivery, nor performance of this Agreement and Plan by Strategic Series and/or Strategic Income Fund violates any provision of its Agreement and Plan and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument known to such counsel to which Strategic Series is a party or by which Strategic Series on behalf of Strategic Income Fund is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of Strategic Series and is enforceable against Strategic Series in accordance with its terms; and

            (8) The registration statement of which the prospectus, dated September 1, 1998 as amended January 1, 1999, of Strategic Income Fund's Class A, B and C is a part (the "Prospectus") is, at the time of the signing of this Agreement and Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to such counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Agreement and Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Strategic Series with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Strategic Series.

      (i) That Managed Trust on behalf of Investment Grade Fund shall have received a certificate from the President and Secretary of Strategic Series to the effect that the statements contained in Strategic Income Fund's Prospectus, at the time the Prospectus became effective, at the date of the signing of this Agreement and Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (j) That Strategic Series' Registration Statement relating to the Strategic Income Fund Class A Shares and Strategic Income Fund Advisor Class Shares to be delivered to the Investment Grade Fund's shareholders in accordance with this Agreement and Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

      (k) That the Strategic Income Fund Class A Shares and Strategic Income Fund Advisor Class Shares to be delivered hereunder shall be eligible for sale by Strategic Income Fund with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Investment Grade Fund shareholder.

      (l) That, at the Closing, Managed Trust, on behalf of Investment Grade Fund, transfers to Strategic Income Fund aggregate Net Assets of Investment Grade Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Investment Grade Fund on the Closing Date.

9.    BROKERAGE FEES AND EXPENSES.

      (a) Managed Trust and Investment Grade Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

      (b) The expenses of entering into and carrying out the provisions of this Agreement and Plan shall be borne one-quarter by Investment Grade Fund, one-quarter by Strategic Income Fund, one-quarter by Franklin Advisers, Inc. and one-quarter by Franklin Advisory Services, LLC.

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.

      (a) Anything contained in this Agreement and Plan to the contrary notwithstanding, this Agreement and Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Investment Grade Fund) prior to the Closing or the Closing may be postponed as follows:

            (1)   by mutual consent of Managed Trust and Strategic Series;

            (2) by Managed Trust if any condition of its or Investment Grade Fund's obligations set forth in Section 8 has not been fulfilled or waived; or

            (3) by Strategic Series if any condition of its or Strategic Income Fund's obligations set forth in Section 8 has not been fulfilled or waived.

      An election by Managed Trust, on behalf of Investment Grade Fund, or Strategic Series, on behalf of Strategic Income Fund to terminate this Agreement and Plan and to abandon the Plan of Reorganization shall be exercised by the respective Board of Trustees.

      (b) If the transactions contemplated by this Agreement and Plan have not been consummated by December 31, 1999, the Agreement and Plan shall automatically terminate on that date, unless a later date is agreed to by both Managed Trust and Strategic Series.

      (c) In the event of termination of this Agreement and Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither Managed Trust, Strategic Series, Investment Grade Fund nor Strategic Income Fund, nor their trustees, officers, agents or shareholders shall have any liability in respect of this Agreement and Plan.

      (d) At any time prior to the Closing, any of the terms or conditions of this Agreement and Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees, as applicable, if, in the judgment of such Board, such action or waiver will not have a material adverse affect on the benefits intended under this Agreement and Plan to its shareholders, on behalf of whom such action is taken.

      (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither Managed Trust, Strategic Series, Investment Grade Fund nor Strategic Income Fund, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee or director, agent or shareholder of Managed Trust, Strategic Series, Investment Grade Fund or Strategic Income Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Agreement and Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Managed Trust or Strategic Series to be acceptable, such terms and conditions shall be binding as if a part of this Agreement and Plan without further vote or approval of the shareholders of Investment Grade Fund, unless such terms and conditions shall result in a change in the method of computing the number of Strategic Income Fund shares to be issued to Investment Grade Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Investment Grade Fund prior to the meeting at which the transactions contemplated by this Agreement and Plan shall have been approved, this Agreement and Plan shall not be consummated and shall terminate unless Investment Grade Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.   ENTIRE AGREEMENT AND AMENDMENTS.

      This Agreement and Plan embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement and Plan may be amended only by mutual consent of the parties in writing. Neither this Agreement and Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.   COUNTERPARTS.

      This Agreement and Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.   NOTICES.

      Any notice, report, or demand required or permitted by any provision of this Agreement and Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Managed Trust at 777 Mariners Island Boulevard, P. O. Box 7777, San Mateo, CA 94403-7777, Attention: Secretary, or Franklin Strategic Series, at 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo CA 94403-7777,
Attention: Secretary, as the case may be.

14.   GOVERNING LAW.

      This Agreement and Plan shall be governed by and carried out in accordance with the laws of the Commonwealth Massachusetts.



      IN WITNESS WHEREOF, Franklin Managed Trust on behalf of Franklin Investment Grade Income Fund, and Franklin Strategic Series, on behalf of Franklin Strategic Income Fund, have each caused this Agreement and Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                    FRANKLIN MANAGED TRUST, ON BEHALF OF
                                    FRANKLIN INVESTMENT GRADE INCOME FUND
Attest:

                                    By:
Assistant Secretary                    Deborah R. Gatzek
                                       Vice President and Secretary

                                    FRANKLIN STRATEGIC SERIES, ON BEHALF OF
                                    FRANKLIN STRATEGIC INCOME FUND
Attest:


                                    By:
Assistant Secretary                    Deborah R. Gatzek
                                       Vice President and Secretary




                                  EXHIBIT B

  ADDITIONAL INFORMATION REGARDING THE STRATEGIC INCOME FUND - ADVISOR CLASS



      Unless otherwise defined in this Exhibit B, all capitalized terms have the meanings set forth in the Prospectus/Proxy Statement.

      The following table is designed to help you understand the costs of investing in Strategic Income Fund - Advisor Class. This table is based on Strategic Income Fund - Class A expenses for the fiscal year ended April 30, 1998.. It is anticipated that Strategic Income Fund - Advisor Class shares will first be offered for sale on August 12, 1999.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) imposed on purchases                  None
Exchange Fee1                                                    $5.00


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                                                   0.61%
Distribution and service (12b-1) fees                             None
Other expenses                                                    0.18%
                                                                  -----
      Total annual operating expenses                             0.79%

1  There is a $5 fee for each exchange by a market timer.

EXAMPLE

This example can help you compare the cost of investing in Strategic Income with the cost of investing in other mutual funds.

Assume the annual return for the class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each 10,000 you invest in the fund.

1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$81         $252        $439        $978


QUALIFIED INVESTORS FOR THE ADVISOR CLASS

The following investors may qualify to buy Advisor Class shares of Strategic Income.

o Qualified registered investment advisors or certified financial planners with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $25 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial and $25 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds and $25 additional.

o Accounts managed by the Franklin Templeton Group. Minimum investments: No initial or additional minimums.

o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimum.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimum.

o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in the Franklin Templeton Funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds. There are certain other requirements and the group must have a purpose other than buying fund shares without a sales charge.

BUYING SHARES


                            OPENING AN ACCOUNT         ADDING TO AN ACCOUNT

THROUGH YOUR INVESTMENT     Contact your investment    Contact your investment
REPRESENTATVE               representative             representative

BY MAIL                     Make your check payable    Make your check payable
                            to                         to Strategic Income Fund
                            Strategic Income Fund -    - Advisor Class.
                            Advisor Class.             Include your account
                                                       number on the check.

                            Mail the check and your    Fill out the deposit
                            signed application to      slip from your account
                            Investor Services.         statement.  If you do
                                                       not have a slip, include
                                                       a note with your name,
                                                       the fund name, and your
                                                       account number.

                                                       Mail the check and
                                                       deposit slip or note to
                                                       Investor Services

BY WIRE                     Call to receive a wire     Call to recieve a wire
1-800/632-2301              control number and wire    conrol number and wire
(or if busy, call           instructions.              instructions.
1-650/312-2000 collect)
                            Mail your signed           To make a same day wire
                            application to Investor    investment, please call
                            Services. Please include   us by 1:00 p.m. Pacific
                            the wire control number    time and make sure your
                            or your new account        wire arrives by 3:00 p.m.
                            number on the application.

BY EXCHANGE                 To make a same day wire
                            investment, please call
                            us by 1:00 p.m. pacific
                            time and make sure your
                            wire arrives by 3:00 p.m.

                            Call Shareholder Services  Call Shareholder
                            at the number below, or    Services at the number
                            send signed written        below, or send signed
                            instructions.              written instructions.
--------------------------------------------------------------------------------


                              INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN. This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares.

DISTRIBUTION OPTIONS. You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and Contingent Deferred Sales Charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Your distributions will be reinvested in the same share class of the fund unless otherwise indicated.

RETIREMENT PLANS. Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require a separate application and their policies and procedures may be different that those described in this prospectus.

TELEFACTS(R). Our TELEFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753.

TELEPHONE PRIVILEGES. You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. for all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXHCANGE PRIVILEGE. You can exchange shares between most Franklin Templeton Funds with the same class. You also my exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge) or for Class Z shares of Franklin Mutual Series Fund Inc.

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Grown Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge) or for shares of Templeton Institutional Funds, Inc.

If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make.

SYSTEMATIC WITHDRAWAL PLAN. This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply.

SELLING SHARES IN WRITING. Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

o    you are selling more than $100,000 worth of shares
o    you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account
o you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES. If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS. Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS. Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under the age 59 1/2 tax penalties may apply.

SELLING SHARES


                       TO SELL SOME OR ALL OF YOUR SHARES

                       Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------

BY MAIL Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                       Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                       A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
--------------------------------------------------------------------------------

BY PHONE As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone within the last 15 days, you can sell your shares by phone.
1-800/632-2301
                       A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
--------------------------------------------------------------------------------

                       You can call or write to have redemption proceeds of $1,000 or more wired to a bank or escrow account. See the policies above for selling shares by mail or phone.

                       Before request a wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written
BY WIRE instructions with your bank's name and address, you bank account number, the ABA routing number, and a signature guarantee.

                       Requests received in proper form by 1:00 p.m. pacific time will be wired the next business day.
--------------------------------------------------------------------------------

                       Obtain a current prospectus for the fund you are considering.

BY EXCHANGE            Call Shareholder Services at the number below, or send
                       signed written instructions. See the policies above for selling shares by mail or phone.

                       If you hold share certificates, you will need to return them to the fund before your exchange can be processed.
--------------------------------------------------------------------------------

                               ACCOUNT POLICIES

CALCULATING SHARES PRICE.  The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock
Exchange (normally 1:00 p.m. pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES. If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS. You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. to reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS. You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS. Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "JT Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS. The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at lest $5 million, or more than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES. Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION. Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.



                                  EXHIBIT C

PROSPECTUS DATED SEPTEMBER 1, 1998 AS AMENDED JANUARY 1, 1999 OF THE FRANKLIN STRATEGIC INCOME FUND


PROSPECTUS

FRANKLIN
STRATEGIC
INCOME FUND

INVESTMENT STRATEGY
INCOME

SEPTEMBER 1, 1998  AS AMENDED JANUARY 1, 1999

Franklin Strategic Series
Class A, B & C

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated September 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE BONDS OF BOTH U.S. AND FOREIGN ISSUERS. THESE ARE COMMONLY KNOWN AS "JUNK BONDS." THEIR DEFAULT AND OTHER RISKS ARE GREATER THAN THOSE OF HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THE FUND. PLEASE SEE "WHAT ARE THE RISKS OF INVESTING IN THE FUND?"


FRANKLIN STRATEGIC INCOME FUND


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


TABLE OF CONTENTS


ABOUT THE FUND
Expense Summary ..................................................    2
Financial Highlights .............................................    4
How Does the Fund Invest Its Assets? .............................    5
What Are the Risks of Investing in the Fund? .....................   10
Who Manages the Fund? ............................................   14
How Taxation Affects the Fund and Its Shareholders ...............   18
How Is the Trust Organized? ......................................   20

ABOUT YOUR ACCOUNT
How Do I Buy Shares? .............................................   21
May I Exchange Shares for Shares of Another Fund?.................   30
How Do I Sell Shares? ............................................   33
What Distributions Might I Receive From the Fund? ................   36
Transaction Procedures and Special Requirements ..................   37
Services to Help You Manage Your Account .........................   41
What If I Have Questions About My Account? .......................   44

GLOSSARY
Useful Terms and Definitions .....................................   44

APPENDIX

Description of Ratings ...........................................   47

FRANKLIN
STRATEGIC
INCOME FUND

September 1, 1998
as amended January 1, 1999

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN(R)


ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the fund. It is based on the fund's historical expenses for the fiscal year ended April 30, 1998. The fund's actual expenses may vary.

                                         Class A1    Class B2    Class C1
------------------------------------------------------------------------------
A     SHAREHOLDER TRANSACTION EXPENSES3

      Maximum Sales Charge
      (as a percentage of Offering
        Price)                            4.25%        4.00%       1.99%

         Paid at time of purchase4        4.25%        None        1.00%

         Paid at redemption5              None         4.00%       0.99%

      Exchange Fee
      (per transaction)6                  None         None        None

B.    ANNUAL FUND OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE NET
      ASSETS)

      Management Fees7                    0.61%        0.61%       0.61%

      Rule 12b-1 Fees8                    0.25%        0.65%       0.65%

      Other Expenses                      0.18%        0.18%       0.18%
                                          ------------------------------

      Total Fund Operating
       Expenses7                          1.04%        1.44%       1.44%
                                          ==============================


C.    EXAMPLE


      Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in the fund.

                                 1 Year      3 Years     5 Years    10 Years
------------------------------------------------------------------------------
CLASS A                          $5279       $742        $975       $1,642

CLASS B
   Assuming you sold
    your shares at the
    end of the period            $547        $756        $987       $1,61810

 Assuming you stayed in
 the fund                        $147        $456        $787       $1,61810

CLASS C                          $34311      $551        $879       $1,807


THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class C shares on May 1, 1998. Annual fund operating expenses for Class C are based on the expenses for Class A for the fiscal year ended April 30, 1998. The Rule 12b-1 fees are based on the maximum fees allowed under Class C's Rule 12b-1 plan.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A for the fiscal year ended April 30, 1998. The Rule 12b-1 fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
4. There is no front-end sales charge if you invest $1 million or more in Class A shares. Although Class B and C have a lower front-end sales charge than Class A, their Rule 12b-1 fees are higher. Over time you may pay more for Class B and C shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
5. A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more if you sell the shares within one year and to any Class C purchase if you sell the shares within 18 months. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase if you sell the shares within six years. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class A shares without a front-end sales charge. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage for Class C is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
6. There is a $5 fee for exchanges by Market Timers.
7. For the period shown, the manager had agreed in advance to waive its management fees and to assume as its own expense certain expenses otherwise payable by the fund. With this reduction, the fund paid no management fees and total fund operating expenses were 0.24% for Class A and would have been 0.64% for Class B and C. Class A total fund operating expenses are different than the ratio of expenses to average net assets shown under "Financial Highlights" due to a timing difference between the end of the 12b-1 plan year and the fund's fiscal year end.
8. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.
9. Assumes a Contingent Deferred Sales Charge will not apply.
10. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
11. For the same Class C investment, you would pay projected expenses of $245 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


FINANCIAL HIGHLIGHTS


This table summarizes the fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the fund's independent auditor. The audit report covering the periods shown below appears in the Trust's Annual Report to Shareholders for the fiscal year ended April 30, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.


                                                    YEAR ENDED APRIL 30,
                                           1998     1997     1996    19951
-----------------------------------------------------------------------------
CLASS I SHARES:

PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the year)

Net asset value, beginning of year        $10.86    $10.77    $10.18   $10.00
                                          ------------------------------------
Income from investment operations:

 Net investment income                       .87       .93       .85      .70

 Net realized and unrealized gains           .50       .39       .67      .15
                                          -------------------------------------
Total from investment operations            1.37      1.32      1.52      .85
                                          -------------------------------------
Less distributions from:

 Net investment income                      (.90)     (.96)     (.82)    (.67)

 Net realized gains                         (.09)     (.27)     (.11)      -
                                          -------------------------------------
Total distributions                         (.99)    (1.23)     (.93)    (.67)
                                          -------------------------------------
Net asset value, end of year              $11.24    $10.86    $10.77   $10.18
                                          =====================================
Total return*                             13.10%    12.64%    15.59%    8.94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)          $166,633  $34,864    $13,022  $6,736

Ratios to average net assets:

 Expenses                                   .25%     .23%       .25%     .25%**

 Expenses excluding waiver and payments
 by affiliate                              1.05%    1.05%      1.08%    1.38%**

 Net investment income                     7.65%    8.60%      8.53%    7.93%**

Portfolio turnover rate                   47.47%  114.26%     73.95%   68.43%

*TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE, AND IS NOT ANNUALIZED.
**ANNUALIZED
1FOR THE PERIOD MAY 24, 1994 (EFFECTIVE DATE) TO APRIL 30, 1995.

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The primary investment goal of the fund is to obtain a high level of current income, with capital appreciation over the long term as a secondary goal. These goals are fundamental, which means that they may not be changed without shareholder approval.

WHAT IS THE FUND'S INVESTMENT STRATEGY?

The fund uses an active asset allocation strategy to try to achieve its goals of income and capital appreciation. This means the fund allocates its assets among securities in various market sectors based on Advisers' assessment of changing economic, market, industry, and issuer conditions. Advisers uses a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. Advisers will evaluate country risk, business cycles, yield curves, and values between and within markets.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund normally invests at least 65% of its assets in U.S. and foreign debt securities, government securities, mortgage securities, asset-backed securities, convertible securities, and preferred stock. The fund may invest up to 35% of its assets in common stocks.

In selecting these securities for the fund's portfolio, Advisers gives particular consideration to current income, but may also consider the potential for capital appreciation.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, and convertible securities.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes, and commercial paper.

The fund may buy both rated and unrated securities. Independent rating organizations rate debt and other fixed-income securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. Non-investment grade securities are those rated lower than BBB by S&P or Baa by Moody's. The fund may invest in securities rated in any category, including without limit in lower rated debt securities such as high yield corporate securities. The fund generally invests in securities that are rated at least Caa by Moody's or CCC by S&P, or unrated securities that it determines to be of comparable quality. Please see the appendix and the SAI for a description of these ratings.

MORTGAGE SECURITIES

GENERAL. Mortgage securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings or other real estate. These mortgage loans may have either fixed or adjustable interest rates. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

The fund may invest in mortgage-backed securities that are issued by U.S. government agencies and private institutions. The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit of the agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the Net Asset Value or performance of the fund, which will vary with changes in interest rates and other market conditions. The U.S. government and its agencies do not guarantee mortgage-backed securities issued by private institutions.

Most mortgage securities are pass-through securities, which means that they provide investors with monthly payments of regular interest and principal payments, as well as unscheduled prepayments, on the underlying mortgages. Collateralized mortgage obligations ("CMOs") and stripped mortgage securities are not pass-through securities.

ADJUSTABLE RATE MORTGAGE SECURITIEs ("ARMS") are interests in pools of mortgages with interest rates that reset periodically. Investing in ARMS allows the fund to participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. During periods of declining interest rates, the interest rates on the underlying mortgages may readjust downward, resulting in lower current yields.

STRIPPED MORTGAGE-BACKED SECURITIES typically have two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage loans.

CMOS are fixed-income securities that are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other U.S. issuers. The underlying mortgages are backed by residential and various types of commercial properties. The timely payment of interest and principal (but not the market value) of some of the underlying pools is supported by insurance or guarantees issued by private issuers and, in some cases, U.S. government agencies.

ASSET-BACKED SECURITIES are securities backed by home equity loan receivables; credit card receivables; automobile, mobile home, and recreational vehicle loans and leases; and other receivables. The fund may invest in asset-backed securities rated in any category.

AMERICAN DEPOSITARY RECEIPTS. The fund may also invest in American Depositary Receipts. American Depositary Receipts are certificates that give their holders the right to receive securities of a foreign issuer deposited in a U.S. bank or trust company.

GOVERNMENT SECURITIES. The fund may invest in Treasury bills and bonds, which are direct obligations of the U.S. government, backed by the full faith and credit of the U.S. Treasury, and in securities issued or guaranteed by federal agencies. The fund may also invest in securities issued or guaranteed by foreign governments and their agencies.

CONVERTIBLE SECURITIES generally are preferred stock or debt securities that pay dividends or interest and may be converted into common stock.

SHORT-TERM INVESTMENTS. The fund may invest cash being held for liquidity purposes in short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents.

GENERAL. The fund may buy foreign securities that are traded in the U.S. or directly in foreign markets, and may buy securities denominated in foreign currencies. The fund is non-diversified, which means that there is no restriction under the federal securities laws on the percentage of its assets that it may invest in the securities of any one issuer. The fund currently intends not to invest more than 5% of its total assets in companies that have a record of less than three years' continuous operation, including predecessors. These investments, together with any illiquid securities, may not exceed 10% of the fund's net assets. In addition, the fund may not engage in joint or joint and several trading accounts in securities, except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions and except that the fund may engage in joint repurchase agreement arrangements.

Please see the SAI for more details on the types of securities in which the fund invests.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When Advisers believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in short-term debt instruments, including U.S. government securities, high-grade commercial paper, repurchase agreements and other money market equivalents.

REPURCHASE AGREEMENTS. The fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement.

SECURITIES LENDING. To generate additional income, the fund may lend its portfolio securities to qualified securities dealers or other institutional investors. Such loans may not exceed 331/3% of the value of the fund's total assets measured at the time of the most recent loan. The fund currently intends not to exceed 10% of the value of its total assets at the time of the most recent loan. For each loan the borrower must maintain collateral with the fund's custodian with a value at least equal to 100% of the current market value of the loaned securities.

OPTIONS. The fund may buy and sell options on securities, securities indices, and futures contracts. The fund may buy and sell options on foreign currencies to protect its portfolio against exchange rate movements. The fund may only sell covered options. An option on a security or futures contract is a contract that allows the buyer of the option the right to buy or sell a specified security or futures contract from or to the seller at a specified price during the term of the option. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. The fund may only buy options on securities and securities indices if the total premiums it paid for such options is 5% or less of its total assets.

FUTURES CONTRACTS. Changes in interest rates, securities prices or foreign currency valuations may affect the value of the fund's investments. To reduce its exposure to these factors, the fund may buy and sell financial futures contracts and foreign currency futures contracts and options on these contracts. A financial futures contract is an agreement to buy or sell a specific security or commodity at a specified future date and price. A futures contract on a foreign currency is an agreement to buy or sell a specific amount of a currency for a set price on a future date. The fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts.

FOREIGN CURRENCY EXCHANGE CONTRACTS. To help protect its portfolio against adverse changes in foreign currency exchange rates or to earn additional income, the fund may enter into forward foreign currency contracts, which are agreements to buy or sell a specific currency at a set price on a future date.

INTEREST RATE AND CURRENCY SWAPS. Swap agreements typically are individually negotiated agreements that are structured to enable the parties to shift ("swap") investment exposure from one type of investment to another. Interest rate swaps involve an exchange between the parties of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

INVERSE FLOATERS. The fund may invest up to 5% of its total assets in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices.

MORTGAGE DOLLAR ROLLS. The fund may enter into mortgage dollar rolls, in which the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date.

LOAN PARTICIPATIONS AND DEFAULTED DEBT SECURITIES. Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. The fund will acquire loan participations selling at a discount to par value because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value. Advisers may acquire loan participations for the fund when it believes, over the long term, appreciation will occur. An investment in these securities, however, carries substantially the same risks associated with an investment in defaulted debt securities and may result in the loss of the fund's entire investment. The fund will buy defaulted debt securities if, in the opinion of Advisers, it appears the issuer may resume interest payments or other advantageous developments appear likely in the near future.

BORROWING. The fund does not borrow money or mortgage or pledge any of its assets, except that it may borrow for temporary or emergency purposes in an amount not to exceed 5% of its total assets.

ILLIQUID INVESTMENTS. The fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.


WHAT ARE THE RISKS OF INVESTING IN THE FUND?

There is no assurance that the fund will meet its investment goal.

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock and bond markets as a whole.

CREDIT RISK. The fund's investments in fixed-income securities involve credit risk. Credit risk is the possibility that the issuer of a debt security or the borrower on an underlying mortgage or debt obligation will be unable to make interest payments or repay principal. Changes in an issuer's or borrower's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities. The risk of default or price changes due to changes in the issuer's credit quality is greater. Issuers of lower-rated securities are typically in weaker financial health than issuers of higher-rated securities, and their ability to make interest payments or repay principal is less certain. These issuers are also more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. The market price of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of economic difficulty. Lower-rated securities may also be less liquid than higher-rated securities.

The fund may invest without limit in securities rated below investment grade. The following table provides a summary of the credit quality of the fund's portfolio. These figures are dollar-weighted averages of month-end assets during the fiscal year ended April 30, 1998.

                                 AVERAGE WEIGHTED
S&P RATING                    PERCENTAGE OF ASSETS

AAA                                  31.16%
AA                                   12.04%
A 1                                   1.35%
BBB                                   1.97%
BB 2                                 20.99%
B 3                                  30.21%
CCC                                   2.00%
D                                     0.06%
Not Rated                             0.22%

1 0.46% are unrated by S&P but determined to be comparable to securities rated A and have been included in the A rating category.
2 3.87% are unrated by S&P but determined to be comparable to securities rated BB and have been included in the BB rating category.
3 3.78% are unrated by S&P but determined to be comparable to securities rated B and have been included in the B rating category.

Because the fund may invest in lower-rated U.S. and foreign corporate bonds, an investment in the fund is subject to a higher degree of risk than an investment in a more conservative type of income fund.

Please see the SAI for more details on the risks associated with lower-rated securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. The market value of fixed-rate mortgage securities, like other fixed-income securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates fall. Because interest rates of ARMS move with market interest rates, their values tend to fluctuate to a lesser degree and are unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing, or foreclosure on the underlying mortgage loans. During periods of declining interest rates, the volume of principal prepayments generally increases as borrowers refinance their mortgages at lower rates. The fund may be forced to reinvest returned principal at lower interest rates, reducing the fund's income. For this reason, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates than other investments with similar maturities.

A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase the effective maturity of mortgage-backed securities, making them more susceptible than other debt securities to a decline in market value when interest rates rise. This could increase the volatility of the fund's returns and share price.

Some ARMS in which the fund may invest are backed by mortgages having limits on the amount the loan rate can fluctuate. During periods of extreme fluctuations in market interest rates, the interest rates on the underlying mortgages will not adjust beyond the limits, and the securities will behave more like long-term, fixed-rate debt securities. This could increase the volatility of the fund's return and share price.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the fund invests. The value of these securities is extremely sensitive to changes in interest rates and the rate of principal payments and prepayments on the underlying mortgage assets.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support these securities, if any, may be inadequate to protect investors in the event of a default. Like mortgage-backed securities, asset-backed securities are subject to prepayment risk.

NON-DIVERSIFICATION RISK. There is no limit on the amount of the fund's assets that it can invest in any one issuer. Economic, business, political, or other changes can affect securities of a similar type. As a non-diversified fund, the fund may be more sensitive to these changes.

FOREIGN SECURITIES RISK. The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets. Investments in American Depositary Receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Some of the countries in which the fund may invest such as Russia and certain Asian and Eastern European countries are considered developing or emerging markets. Investments in these markets are subject to all of the risks of foreign investing generally, and have additional and heightened risks due to a lack of legal, business, and social frameworks to support securities markets.

Emerging markets involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime, delays in settling portfolio transactions, and risk of loss arising out of the system of share registration and custody. For more information on the risks associated with emerging markets securities, please see the SAI.

On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market, or other developments in Hong Kong, China, or other countries that could affect the value of the fund's investments.

DERIVATIVE SECURITIES RISK. Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Option transactions, foreign currency exchange transactions, futures contracts, and swap agreements are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon Advisers' ability to predict pertinent market movements. These securities are subject to the risk that the other party to the transaction may fail to perform, resulting in losses to the fund.

INTEREST RATE, CURRENCY AND MARKET RISK. To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the fund's shares. To the extent the fund invests in common stocks, a general market decline in any country where the fund is invested may cause the value of what the fund owns, and thus the fund's share price, to decline. Changes in currency valuations may also affect the price of fund shares. The value of stock markets, currency valuations and interest rates throughout the world have increased and decreased in the past. These changes are unpredictable.


EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested in is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.


WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. The Board also monitors the fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.


INVESTMENT MANAGER. Franklin Advisers, Inc. manages the fund's assets and makes its investment decisions. The manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the manager and its affiliates manage over $208 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

Under an agreement with the manager, Templeton Investment Counsel, Inc. is the sub-advisor of the fund. The sub-advisor provides the manager with investment management advice and assistance. The sub-advisor's activities are subject to the Board's review and control, as well as the manager's instruction and supervision.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the fund's portfolio is:

Christopher Molumphy
Senior Vice President of Franklin Advisers, Inc.


Mr. Molumphy is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Chicago. He earned his Bachelor of Arts degree in Economics from Stanford University. He has been with the Franklin Templeton Group since 1988. Mr. Molumphy is a member of several securities industry-related associations.


Thomas J. Dickson
Portfolio Manager of Templeton Investment Counsel, Inc.


Mr. Dickson is currently a portfolio manager for several Franklin Templeton mutual funds. He holds a BS in managerial economics from the University of California at Davis. Prior to joining the Templeton organization in 1994, Mr. Dickson worked as a fixed-income analyst and trader for Franklin Advisers, Inc. Mr. Dickson currently manages fixed income and currency trading for the Templeton organization and has country responsibilities for Australia, Canada, Japan and New Zealand.


Eric G. Takaha
Vice President of Franklin Advisers, Inc.


Mr. Takaha is a Chartered Financial Analyst and holds a Master of Business Administration degree from Stanford University. He earned his Bachelor of Science degree in Business Administration from the University of California at Berkeley. Mr. Takaha joined the Franklin Templeton Group in July of 1989. He is a member of several securities industry-related associations.


MANAGEMENT FEES. During the fiscal year ended April 30, 1998, management fees, before any advance waiver, totaled 0.61% of the average daily net assets of the fund. Total operating expenses were 1.04% for Class A. Under an agreement by the manager to waive its fees, the fund paid no management fees and operating expenses totaling 0.25% for Class A. The manager may end this arrangement at any time upon notice to the Board. During the same period, the manager paid the sub-advisor no sub-advisory fees.

PORTFOLIO TRANSACTIONS. The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the manager, FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended April 30, 1998, administration fees totaling 0.15% of the average daily net assets of the fund were paid to FT Services. These fees are paid by the manager. They are not a separate expense of the fund. Please see "Investment Management and Other Services" in the SAI for more information.

YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.


THE RULE 12B-1 PLANS


Each class has a separate distribution or "Rule 12b-1" plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the Class A plan may not exceed 0.25% per year of Class A's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class B plan, the fund pays Distributors up to 0.50% per year of Class B's average daily net assets to pay Distributors for providing distribution and related services and bearing certain Class B expenses. All distribution expenses over this amount will be borne by those who have incurred them. Securities Dealers are not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.15% per year of Class B's average daily net assets under the Class B plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities. Securities Dealers may be eligible to receive this portion of the Rule 12b-1 fees from the date of purchase. After 8 years, Class B shares convert to Class A shares and Securities Dealers may then receive the Rule 12b-1 fees applicable to Class A.

The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

Under the Class C plan, the fund may pay Distributors up to 0.50% per year of Class C's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class C expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class C shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.15% per year of Class C's average daily net assets under the Class C plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.


The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

                                            -------------------------------------------
TAXATION OF THE FUND'S INVESTMENTS          HOW DOES THE FUND EARN INCOME AND GAINS?


The fund invests your money in the stocks,  The fund earns dividends and interest
bonds and other securities that are         (the fund's "income") on its investments.
described in the section "How Does the      When the fund sells a security for a
Fund Invest Its Assets?" Special tax rules  price that is higher than it paid, it has
may apply in determining the income and     a gain. When the fund sells a security
gains that the fund earns on its            for a price that is lower than it paid,
investments. These rules may, in turn,      it has a loss.  If the fund has held the
affect the amount of distributions that     security for more than one year, the gain
the fund pays to you. These special tax     or loss will be a long-term capital gain
rules are discussed in the SAI.             or loss.  If the fund has held the
                                            security for one year or less, the gain
TAXATION OF THE FUND. As a regulated        or loss will be a short-term caital gain
investment company, the fund generally      or loss. The fund's gains and losses are
pays no federal income tax on the income    netted together, and, if the fund has a
and gains that it distributes to you.       net gain (the fund's "gains"), that gain
                                            will generally be distrbuted to you.
FOREIGN TAXES. Foreign governments may
impose taxes on the income and gains from   ------------------------------------------
the fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the fund's distributions to you, but, depending upon the amount of the fund's assets that are invested in foreign securities and foreign taxes paid, may be passed through to you as a foreign tax credit on your income tax return. The fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the fund to pay income taxes and interest charges. If possible, the fund will adopt strategies to avoid PFIC taxes and interest charges.
                                            -------------------------------------------
                                            WHAT IS A DISTRIBUTION?
TAXATION OF SHAREHOLDERS
                                            As a shareholder, you will receive your
Distributions. Distributions from the       share of the fund's income and gains on
fund, whether you receive them in cash or   its investments in stocks, bonds and
in additional shares, are generally         other securities. The fund's income and
subject to income tax. The fund will send   short term capital gains are paid to you
you a statement in January of the current   as ordinary dividends. The fund's
year that reflects the amount of ordinary   long-term capital gains are paid to you
dividends, capital gain distributions and   as capital gain distributions. If the
non-taxable distributions you received      fund pays you an amount in excess of its
from the fund in the prior year. This       income and gains, this excess will
statement will include distributions        generally be treated as a non-taxable
declared in December and paid to you in     distribution. These amounts, taken
January of the current year, but which are  together, are what we call the fund's
taxable as if paid on December 31 of the    distributions to you.
prior year.The IRS requires you to report   -------------------------------------------
these amounts on your income tax return
for the prior year.


DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the fund.


REDEMPTIONS AND EXCHANGES. If you redeem    -------------------------------------------
your shares or if you exchange your shares  WHAT IS A REDEMPTION?
in the fund for shares of another Franklin
Templeton Fund, you will generally have a   A redemption is a sale by you to the fund
gain or loss that the IRS requires you to   of some or all of your shares in the
report on your income tax return. If you    fund. The price per share
exchange fund shares held for 90 days or    you receive when you redeem fund shares
less and pay no sales charge, or a reduced  may be more or less than the price at sales charge, for the new shares, all or a  which you purchased those shares. An
portion of the sales charge you paid on     exchange of shares of the fund for shares
the purchase of the shares you exchanged    of another Franklin Templeton Fund is
is not included in their cost for purposes  treated as a redemption of fund shares of computing gain or loss on the exchange.  and then a purchase of shares of the
If you hold your shares for six months or   other fund. When you redeem or exchange
less, any loss you have will be treated as  your shares, you will generally have a
a long-term capital loss to the extent of   gain or loss, depending upon whether the
any capital gain distributions received by  amount you receive for your shares is you from the fund. All or a portion of any  more or less than your cost or other loss on the redemption or exchange of your  basis in the shares.
shares will be disallowed by the IRS if     -------------------------------------------
you purchase other shares in the fund
within 30 days before or after your redemption
or exchange.


NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares.
Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

                                            -------------------------------------------
BACKUP WITHHOLDING. When you open an        WHAT IS A BACKUP WITHHOLDING?
account, IRS regulations require that you
provide your taxpayer identification        Backup withholding occurs when the fund
number ("TIN"), certify that it is          is required to withhold and pay over to
correct, and certify that you are not       the IRS 31% of your distributions and
subject to backup withholding under IRS     redemption proceeds. You can avoid backup
rules. If you fail to provide a correct     withholding by providing the fund with
TIN or the proper tax certifications, the   your TIN, and by completing the tax
fund is required to withhold 31% of all     certifications on your shareholder
the distributions (including ordinary       application that you were asked to sign
dividends and capital gain distributions)   when you opened your account. However, if
and redemption proceeds paid to you. The    the IRS instructs the fund to begin
fund is also required to begin backup       backup withholding, it is required to do
withholding on your account if the IRS      so even if you provided the fund with
instructs the fund to do so. The fund       your TIN and these tax certifications,
reserves the right not to open your         and backup withholding will remain in
account, or, alternatively, to redeem your  place until the fund is instructed by the
shares at the current net asset value,      IRS that it is no longer required.
less any taxes withheld, if you fail to
provide a correct TIN, fail to provide the  -----------------------------------------
proper tax certifications, or the IRS
instructs the fund to begin backup
withholding on your account.


THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD
CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX
CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES
AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES" IN THE SAI.


HOW IS THE TRUST ORGANIZED?


The fund is a series of Franklin Strategic Series (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC. The fund offers three classes of shares: Franklin Strategic Income Fund - Class A, Franklin Strategic Income Fund - Class B, and Franklin Strategic Income Fund - Class C. Additional series and classes of shares may be offered in the future.


Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the Board to consider the removal of a Board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by the Board in its discretion.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

   o To open a regular, non-retirement account         $1,000

   o To open an IRA, IRA Rollover, Roth IRA,
     or Education IRA                                  $  250*

   o To open a custodial account for a minor
     (an UGMA/UTMA account)                            $  100

   o To open an account with an automatic
     investment plan                                   $   50**

   o To add to an account                              $   50***

*For all other retirement accounts, there is no minimum investment requirement.
**$25 for an Education IRA.
***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.


3. Carefully complete and sign the enclosed account application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL INVEST YOUR PURCHASE IN CLASS A SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.


4. Make your investment using the table below.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 For an initial investment:
                           Return the application to the fund with your check made payable to the fund.

                        For additional investments:
                           Send a check made payable to the fund. Please include your account number on the check.

------------------------------------------------------------------------------
BY WIRE                 1. Call Shareholder Services or, if that number is
                           busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                        2. For an initial investment you must also return
                           your signed shareholder application to the fund.

                        IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

------------------------------------------------------------------------------

THROUGH YOUR DEALER     Call your investment representative

------------------------------------------------------------------------------

CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your financial representative can help you decide.

   CLASS A*               Class B*                    Class C*
----------------------------------------------------------------------------
----------------------------------------------------------------------------
o  Front-end sales        o  No front-end sales       o  Front-end sales
   charge of 4.25% or        charge                      charge of 1%
   less

o  Contingent Deferred    o  Contingent Deferred      o  Contingent Deferred
   Sales Charge of 1% on     Sales Charge of 4% or       Sales Charge of 1% on
   purchases of $1           less on shares you          shares you sell
   million or more sold      sell within six years       within 18 months
   within one year

o  Lower annual expenses  o  Higher annual            o  Higher annual
   than Class B or C due     expenses than Class A       expenses than Class A
   to lower Rule 12b-1       (same as Class C) due       (same as Class B) due
   fees                      to higher Rule 12b-1        to higher Rule 12b-1
                             fees. Automatic             fees. No conversion
                             conversion to Class A       to Class A shares, so
                             shares after eight          annual expenses do
                             years, reducing future      not decrease
                             annual expenses.

 o  No maximum purchase   o  Maximum purchase          o  Maximum purchase
    amount                   amount of $249,999. We       amount of $999,999.
                             invest any investment        We invest any
                             of $250,000 or more in       investment of $1
                             Class A shares, since        million or more in
                             a reduced front-end          Class A shares, since
                             sales charge is              there is no front-end
                             available and Class          sales charge and
                             A's annual expenses          Class A's annual
                             are lower.                   expenses are lower.

*Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999. Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.


PURCHASE PRICE OF FUND SHARES


For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase. There is no front-end sales charge for Class B shares.


                                     TOTAL SALES CHARGE        AMOUNT PAID
                                     AS A PERCENTAGE OF      TO DEALER AS A
AMOUNT OF PURCHASE                   OFFERING  NET AMOUNT     PERCENTAGE OF
AT OFFERING PRICE                     PRICE     INVESTED     OFFERING PRICE
------------------------------------------------------------------------------


CLASS A
Under $100,000                         4.25%    4.44%            4.00%
$100,000 but less than $250,000        3.50%    3.63%            3.25%
$250,000 but less than $500,000        2.50%    2.56%            2.25%
$500,000 but less than $1,000,000      2.00%    2.04%            1.85%
$1,000,000 or more*                    None     None             None

CLASS B*                               None     None             None

CLASS C
Under $1,000,000*                      1.00%    1.01%            1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.


SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. IF YOU DON'T INCLUDE THIS STATEMENT, WE CANNOT GUARANTEE THAT YOU WILL RECEIVE THE SALES CHARGE REDUCTION OR WAIVER.


CUMULATIVE QUANTITY DISCOUNTS - CLASS A ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class A purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS A ONLY. You may buy Class A shares at a reduced sales charge by completing the Letter of Intent section of the account application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class A shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE ACCOUNT APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your Letter.


o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.


GROUP PURCHASES - CLASS A ONLY. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class A shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class B and C purchases.


Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:


1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class A shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

    If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares. If you own both Class A and B shares and you later sell your shares, we will sell your Class A shares first, unless otherwise instructed.

    Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

    This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.


    If you paid a contingent deferred sales charge when you sold your Class A shares from a Templeton Global Strategy Fund, we will credit your account with the amount of the contingent deferred sales charge paid but a new Contingent Deferred Sales Charge will apply.


    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds


Various individuals and institutions also may buy Class A shares without a front-end sales charge or Contingent Deferred Sales Charge, including:


 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 9. Accounts managed by the Franklin Templeton Group


10. Certain unit investment trusts and their holders reinvesting distributions from the trusts


11. Group annuity separate accounts offered to retirement plans

12. Chilean retirement plans that meet the requirements described under "Retirement Plans" below


RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class A Only" above to be able to buy Class A shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.


For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?


Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Franklin Templeton Trust Company, an affiliate of Distributors and a wholly owned subsidiary of Resources, can provide the plan documents for you and serve as custodian or trustee.

Franklin Templeton Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.


Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class B and C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1. Class A purchases of $1 million or more - up to 0.75% of the amount invested.

2.   Class B purchases - up to 3% of the amount invested.

3.   Class C purchases - up to 1% of the purchase price.

4. Class A purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

5. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

6. Class A purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 3 or 6 above or a payment of up to 1% for investments described in paragraph 4 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.


FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund. Franklin Templeton Money Fund is the only money fund exchange option available to Class B and C shareholders. Unlike our other money funds, shares of Franklin Templeton Money Fund may not be purchased directly and no drafts (checks) may be written on Franklin Templeton Money Fund accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class B or C shares.


METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1. Send us signed written instructions

                        2. Include any outstanding share certificates for the
                            shares you want to exchange

------------------------------------------------------------------------------

BY PHONE                Call Shareholder Services or TeleFACTS(R)

                        - If you do not want the ability to exchange by phone
                          to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?


You can exchange shares between most Franklin Templeton Funds, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the front-end sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. The purchase price for determining a Contingent Deferred Sales Charge on exchanged shares will be the price you paid for the original shares.


For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.


If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class B or C shares for the same class of shares of Franklin Templeton Money Fund, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.


For more information about the Contingent Deferred Sales Charge, please see "How Do
I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.


o You may only exchange shares within the same class, except as noted below. If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Franklin Templeton Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.


o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES


Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Advisor Class" or "Class Z" shares. Because the fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class A shares of the fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. also may exchange their Class Z shares for Class A shares of the fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------

BY MAIL                 1. Send us signed written instructions. If you would
                           like your redemption proceeds wired to a bank account, your instructions should include:

                           o The name, address and telephone number of the bank where you want the proceeds sent

                           o  Your bank account number

                           o  The Federal Reserve ABA routing number

                           o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                        2. Include any outstanding share certificates for the
                            shares you are selling

                        3. Provide a signature guarantee if required

                        4. Corporate, partnership and trust accounts may need
                            to send additional documents. Accounts under court jurisdiction may have other requirements.

------------------------------------------------------------------------------

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                        Telephone requests will be accepted:


                         o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.


                         o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund


                         o Unless the address on your account was changed by phone within the last 15 days

                         - If you do not want the ability to redeem by phone to apply to your account, please let us know.

------------------------------------------------------------------------------
THROUGH
YOUR DEALER              Call your investment representative
------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.


FRANKLIN TEMPLETON TRUST COMPANY RETIREMENT PLAN ACCOUNTS

Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.


CONTINGENT DEFERRED SALES CHARGE


For Class A purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class A investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class C purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

For Class B shares, there is a Contingent Deferred Sales Charge if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

                                    THIS % IS DEDUCTED
IF YOU SELL YOUR CLASS B            FROM YOUR PROCEEDS AS A
SHARES WITHIN THIS MANY             CONTINGENT DEFERRED
YEARS AFTER BUYING THEM             SALES CHARGE
------------------------------------------------------------------------------

1 YEAR                              4

2 Years                             4

3 Years                             3

4 Years                             3

5 Years                             2

6 Years                             1

7 Years                             0

FOR EACH CLASS, WE WILL FIRST REDEEM ANY SHARES IN YOUR ACCOUNT THAT ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE. IF THERE ARE NOT ENOUGH OF THESE TO MEET YOUR REQUEST, WE WILL REDEEM SHARES SUBJECT TO THE CHARGE IN THE ORDER THEY WERE PURCHASED.


Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o  Account fees


o Sales of Class A shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors


o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995


o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's Net Asset Value depending on the frequency of your plan

o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


The fund intends to pay a dividend at least monthly, on or about the 15th day of the month, representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

DISTRIBUTION OPTIONS

You may receive your distributions from the fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may reinvest distributions you receive from the fund in additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive your distributions from the fund in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class B and C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

PLEASE INDICATE ON YOUR APPLICATION THE DISTRIBUTION OPTION YOU HAVE CHOSEN, OTHERWISE WE WILL REINVEST YOUR DISTRIBUTIONS IN THE SAME SHARE CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Franklin Templeton Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o  Your name,

o  The fund's name,

o  The class of shares,

o  A description of the request,

o  For exchanges, the name of the fund you are exchanging into,

o  Your account number,

o  The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $100,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT         DOCUMENTS REQUIRED
------------------------------------------------------------------------------

CORPORATION             Corporate Resolution

------------------------------------------------------------------------------
PARTNERSHIP             1. The pages from the partnership agreement that
                           identify the general partners, or

                        2. A certification for a partnership agreement

------------------------------------------------------------------------------
TRUST                   1. The pages from the trust document that identify
                            the trustees, or

                        2. A certification for trust

------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION - CLASS A ONLY

You may have money transferred from your paycheck to the fund to buy additional Class A shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton
   Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or Class C accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS. The code number is 194 for Class A, 394 for Class B and 294 for Class C.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and the manager are also located at this address. The sub-advisor is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.

                                             HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services       1-800/632-2301    5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040    5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services   1-800/527-2020    5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563    6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637    5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS A, CLASS B AND CLASS C - The fund offers three classes of shares, designated "Class A", "Class B" and "Class C." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. The contingency period is six years for Class B shares and 18 months for Class C shares. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your Class A or C shares within the Contingency Period. For Class B, the maximum CDSC is 4% and declines to 0% after six years.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter.
The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds.

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


                                  EXHIBIT D

                  ANNUAL REPORT OF FRANKLIN STRATEGIC SERIES
                             DATED APRIL 30, 1998




ANNUAL
REPORT

FRANKLIN STRATEGIC SERIES
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Global Health Care Fund
Franklin Global Utilities Fund
Franklin MidCap Growth Fund
Franklin Natural Resources Fund
Franklin Small Cap Growth Fund
Franklin Strategic Income Fund



Technology Update:
Franklin Templeton Combats
the Year 2000 Problem
By Charles B. Johnson,

President of Franklin Resources, Inc.

As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998," for example -- but didn't take into account that the year 2000 or "00," could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help our computer systems, which service the funds and their shareholders, be Year 2000 Compliant. As changes reach completion, we plan to conduct comprehensive tests to verify their effectiveness. We will also seek reasonable assurances from all of our major software or data-services suppliers that they will be Year 2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund managers appreciate the impact it potentially could have on companies. That's why Franklin Templeton managers are aware of this issue when managing fund portfolios.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series


CONTENTS


Shareholder Letter .............................           1

Fund Reports
 Franklin Biotechnology
 Discovery Fund ................................           3
 Franklin Blue Chip Fund .......................           8
 Franklin California
 Growth Fund ...................................          14
 Franklin Global
 Health Care Fund ..............................          24
 Franklin Global
 Utilities Fund ................................          36
 Franklin MidCap
 Growth Fund ...................................          46
 Franklin Natural
 Resources Fund ................................          52
 Franklin Small Cap
 Growth Fund ...................................          64
 Franklin Strategic
 Income Fund ...................................          78

Financial Highlights &
Statement of Investments .......................          88

Financial Statements ...........................         141

Notes to
Financial Statements ...........................         155

Independent
Auditors' Report ...............................         167

Tax Designation ................................         168


SHAREHOLDER LETTER
Dear Shareholder:

We are pleased to bring you the Franklin Strategic Series annual report for the fiscal year ended April 30, 1998.

A Volatile `97
The 12 months covered by this report proved to be a positive year for many investors. On April 30, 1997, the Dow Jones(R) Industrial Average (the Dow) closed at 7008.99, and by July 16, it had pushed through the 8000-point mark. However, during the following months, securities markets experienced severe volatility, and on October 27, the Dow plunged 7.18% due to investor concerns about currency crises in Asia. But it regained more than half its losses the very next day, and at the end of 1997, the Dow stood at 7908.25.*


*Source: Unmanaged Dow Jones Industrial Average total return calculated by Wilshire Associates, Inc. includes reinvested dividends.

A Surprising `98
The beginning of 1998 was as eventful as the end of 1997. Rather than being slowed down by Asia's financial problems, the U.S. economy actually picked up speed, and grew at a surprisingly strong, 4.2% annualized rate during the first three months of the year. Just as surprising, instead of drifting higher, inflation dropped to its lowest rate since 1964, and at the close of the reporting period, the Dow stood at 9063.37, up 31.61% from 12 months earlier.

What's Next?
After such an impressive rise in the Dow, many investors wondered how long we would continue to enjoy this remarkable combination of strong economic growth, low inflation and relatively stable interest rates. The question on everyone's mind was: would the market drop again in the near future, or would it soar to new heights?

We, of course, cannot answer that -- and neither can anyone else. But we do know that markets always have, and always will, fluctuate. That's why prudent investors view their funds as long-term investments, and realize that short-term volatility usually has minimal impact upon their long-term financial goals. They understand that patience, discipline and diversification are keys to successful investing, and that mutual funds offer a level of diversification almost impossible for individuals to achieve on their own.

Regardless of the market's direction, Franklin Templeton's management teams will strive to provide shareholders careful selection, broad diversification, and constant professional supervision. We encourage you to speak with your investment representative about your financial goals, diversify your investments, and remember that it is time -- not timing -- that makes the difference.

As always, we appreciate your support, welcome your comments, and look forward to serving your future investment needs.

Sincerely,

Rupert H. Johnson, Jr.
President
Franklin Strategic Series


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal value, beginning on page 89 of this report.

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND

Your Fund's Objective: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing primarily in equity securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

We are pleased to bring you this report of Franklin Biotechnology Discovery Fund, which covers the period since the fund's inception on September 15, 1997, through April 30, 1998. During this seven and one-half months, the fund produced a +7.78% cumulative total return, as discussed in the Performance Summary on page 6, outperforming the fund's benchmark, the Amex Biotechnology Index, which returned 6.97% for the same period.

As you know, the fund intends to invest in the small capitalization biotechnology sector and will not likely own many large capitalization stocks because we believe the best growth opportunities exist in smaller, more dynamic companies. These companies typically focus on finding new drugs to treat diseases that are less researched by larger pharmaceutical companies. We expect the average market capitalization of the fund's holdings will be in the $200 million to $800 million range. By the end of the reporting period, the fund had investments in 32 securities representing 6 industries, and total net assets reached $73 million.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The fund's holdings are highly volatile stocks and therefore experienced dramatic swings during the period. On the negative side, shares of Cell Therapeutics, Inc. and Alteon, Inc. fell 50% or more each during the last quarter of the reporting period as key products produced disappointing results in clinical studies. Partially offsetting this decline was outstanding performance in the shares of Chiroscience Group, Plc. and Heska Corp., both of which gained significantly during the same period. We expect these types of returns (both positive and negative) to continue regularly throughout the fund's life. In an attempt to reduce this high volatility and diversify the portfolio, we increased the number of positions in the fund and established short positions in stocks of companies which, in our opinion, were selling at prices that exceeded their true value.

Looking forward, we believe the outlook for biotechnology companies is strong, with a record number of approved drugs expected from the Federal Drug Administration in 1998. Biotechnology-related sales exceeded $12 billion in 1997, with a steady increase in profitable companies in this sector over the past several years. As a reminder, no new accounts (other than retirement plan accounts) will be accepted into the fund once its assets reach $150 million. However, shareholders of record at that time will be able to add to their existing accounts or through reinvestment of dividends and capital gains.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Biotechnology companies are often small, relatively new, or unseasoned. Such companies can be particularly sensitive to changing economic conditions, and have less certain growth prospects than larger, more established companies. And since small company stocks are volatile, they may not be appropriate for short-term investors. Also, the fund is non-diversified and concentrates in a single industry, involving other risks, such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. The fund may invest in foreign securities, which involve additional risks, including political uncertainty and currency volatility. These and other risks, including hedging strategies, are described more fully in the fund's prospectus.

We thank you for your participation in Franklin Biotechnology Discovery Fund and look forward to serving your investment needs in the future.

Sincerely,

Kurt von Emster
Portfolio Manager
Franklin Biotechnology Discovery Fund

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND
Top 10 Holdings
4/30/98

Company,                 % of Total
Industry                 Net Assets
-----------------------------------

PathoGenesis Corp.,
Drugs                         5.66%

Chiroscience Group, Plc.,
Drugs                         4.64%

Inhale Therapeutic Systems,
Delivery Systems              4.57%

Texas Biotechnology Corp.,
Drugs                         4.25%

Aviron,
Delivery Systems              4.04%

Zonagen, Inc.,
Drugs                         4.02%

Ligand Pharmaceutical Inc.,
Class B,
Drugs                         4.02%

Neurex Corp.,
Drugs                         3.66%

IDEC Pharmaceuticals Corp.,
Biomedical                    3.42%

Chiron Corp.,
Therepeutics                  3.29%


PERFORMANCE SUMMARY

Franklin Biotechnology Discovery Fund provided a +7.78% cumulative total return since inception on September 15, 1997, through April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment all distributions, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, increased $1.89, from $25.00 on September 15, 1997, to $26.89 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 4.7 cents ($0.0470) in short-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.


Franklin Biotechnology Discovery Fund
Period ended 4/30/98

                                      Since
                                    Inception
                                    (9/15/97)
Cumulative Total Return1              7.78%
Aggregate Total Return1               2.92%
Value of $10,000 Investment2         $10,292

1. Total return represents the change in value of an investment over the period indicated. Cumulative total return does not include the sales charge, and aggregate total return includes the maximum 4.5% initial sales charge. Since the fund has existed for less than one year, average annual total returns are not provided.
2. This figure represents the value of a hypothetical $10,000 investment in the fund over the period indicated and includes the sales charge.
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased total return.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 92 of this report.

FRANKLIN BLUE CHIP FUND

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your Fund's Objective: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in high quality, blue chip companies with market capitalization of $1 billion or more, that the managers believe are leaders in their industries and are positioned for stable, long-term growth potential.

This annual report of Franklin Blue Chip Fund covers the 12 months ended April 30, 1998. Early in the period, share prices rose in many countries around the globe as a result of low inflation and strong corporate profits. However, Thailand's currency devaluation in July sparked a series of currency crises in Asia, pushing the region's stock prices sharply lower. This led to increased volatility in most of the world's equity markets, but some rebounded toward the end of the period, and finished the fiscal year with significant gains. Within this environment, Franklin Blue Chip Fund delivered a +16.41% one-year cumulative total return, as discussed in the Performance Summary on page 11.

Seeking to take advantage of the volatility described above, we added to many of our existing positions, and on April 30, 1998, our holdings were diversified across more than 75 companies. Consumer staples, healthcare, technology and financial services were the largest groups represented in the fund.

During the reporting period, the technology and consumer staples sectors strengthened considerably, and our holdings of Cisco Systems Inc., Nestle, SA, and Gillette Co. contributed positively to the fund's performance. Riding the wave of industry consolidation, our shares of Citicorp, Wells Fargo & Co., and HSBC Holding Plc. also appreciated substantially in value. However, we believed that other financial companies had high stock valuations, and maintained a relatively low weighting in this sector. Although this may penalize us in the short term, it is consistent with our long-term conservative investment discipline. During the fiscal year, we initiated a position in Xerox Corp., a major manufacturer of document processing products, when the price of its shares were temporarily depressed due to investor concerns about the company's Asian exposure. And we sold our holdings of Starbucks at a profit due to high valuations.

When the energy sector experienced severe volatility due to the Asian currency crisis, we took advantage of price declines and established a position in Schlumberger, Ltd., the world's premier oilfield services company. We also added to our existing positions in Royal Dutch Petroleum Co. and Exxon Corp. because we believed that their shares were undervalued. In our opinion, this industry continues to have growth potential due to steadily rising energy consumption around the world.

Despite Asia's financial problems and the lofty valuations of the U.S. equity market, we believe that prospects remain bright for companies with quality assets, solid management, sound competitive strategies, and the potential to generate strong earnings in the future. It is important to remember, however, that investing in the fund involves the special risks of global, and especially emerging market, investing related to market and currency volatility, and adverse social and political developments.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in Franklin Blue Chip Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

FRANKLIN BLUE CHIP FUND
Top 10 Holdings
4/30/98

Company                       % of Total
Industry, Country             Net Assets
-----------------------------------------

Nestle SA,                         2.1%
Registered Shares
Consumer Staples,
Switzerland

Hewlett-Packard Co.                2.0%
Technology, U.S.

American International
Group, Inc.                        2.0%
Financial Services, U.S.

Exxon Corp.                        2.0%
Energy, U.S.

Royal Dutch Petroleum Co.,
New York Shares                    2.0%
Energy, U.S.

General Electric Co.               1.9%
Consumer Durables, U.S.

HSBC Holding Plc.                  1.9%
Financial Services
United Kingdom

Intel Corp.                        1.9%
Technology, U.S.

Eli Lilly & Co.                    1.8%
Healthcare, U.S.

The Coca Cola Co.                  1.8%
Consumer Staples, U.S.



Sincerely,

Suzanne W. Killea
Portfolio Manager
Franklin Blue Chip Fund

PERFORMANCE SUMMARY

Franklin Blue Chip Fund produced a +16.41% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, increased $1.61, from $10.85 on April 30, 1997, to $12.46 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 6.4 cents ($0.064) in dividend income, 7 cents ($0.07) in short-term capital gains, and 1.5 cents ($0.015) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 12 compares the fund's performance since inception with the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan. Of course, such an unmanaged market index has inherent performance differentials over any fund. The index does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike the index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Blue Chip Fund

Periods ended 4/30/98

                                           Since
                                         Inception
                               1-Year    (6/3/96)
Cumulative Total Return1       16.41%     27.05%
Average Annual Total Return2   11.18%     10.69%
Value of $10,000 Investment3  $11,118    $12,134

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
The Franklin Blue Chip Fund paid distributions derived from long-term capital gains of 1.5 cents ($0.015) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852
(b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 97 of this report.

FRANKLIN CALIFORNIA GROWTH FUND


Your Fund's Objective: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California.

During the fiscal year ended April 30, 1998, the severe devaluation of several Asian currencies adversely affected many California companies, especially those in the high-tech sector. However, a decline in long-term U.S. interest rates helped spur growth in other sectors of the state's economy, and California's gross state product grew at an estimated rate of 4.8% during 1997, exceeding $1 trillion for the first time. Within this environment, Franklin California Growth Fund - Class I produced a +34.98% one-year cumulative total return, as discussed in the Performance Summary on page 17.

Although the Asian currency crisis created volatility in securities markets throughout the world, it also created opportunities for the fund. During the last several months of the reporting period, we attempted to take advantage of short-term weakness in the share prices of companies in the semiconductor equipment and computer peripheral industries by purchasing positions in Seagate Technology Inc., Applied Materials Inc., Integrated Process Equipment Corp. and KLA-Tencor Corp. We also added shares of electronic manufacturing service companies Flextronics International Ltd., Sanmina Corp. and Solectron Corp. to the fund.

Fund holdings that contributed greatly to our performance during the fund's fiscal year included Mercury Interactive Corp., Uniphase Corp., Airtouch Communications Inc. and Cisco Systems Inc. Total returns on each of these stocks exceeded 100% for the period. In our opinion, these companies still possessed good growth prospects, even after these gains, and we maintained our weighting in their shares.

During the reporting period, the fund's performance relative to the S&P 500 was hurt by our technology and real estate holdings. We were heavily weighted in the various technology sectors when these stocks declined substantially in the fourth quarter of 1997, and our holdings in the real estate sector also failed to live up to expectations. While many real estate companies continued to benefit from California's strong economy, their total return lagged that of the overall market. However, we believe that given their healthy dividend yields and cash flows from operations, the relative performance of these sectors could reverse themselves.

Looking forward, we believe that the financial turmoil in Asia may remain the most important variable confronting investors this year and next. On the bright side, the Asian situation may actually help induce a reform of the region's banks and reduce the corruption of some Asian companies. It may also help slow the U.S. economy enough so that the Federal Reserve Board would not have to raise interest rates. However, in our opinion, Asia still represents a major growth opportunity for many California companies in the long term.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT


FRANKLIN CALIFORNIA
GROWTH FUND
Top 10 Holdings on 4/30/98

Company                       % of Total
Industry                      Net Assets
----------------------------------------

Cisco Systems Inc.                 2.0%
Electronic Technology

Varco International Inc.           1.8%
Industrial Services

Synopsys Inc.                      1.7%
Technology Services

Atlantic Richfield Co. (ARCO)      1.6%
Energy/Minerals

Computer Sciences Corp.            1.6%
Electronic Technology

BankAmerica Corp.                  1.5%
Financial Services

Chevron Corp.                      1.5%
Energy/Minerals

Arden Realty Inc.                  1.5%
Real Estate

Avery Dennison Corp.               1.4%
Process Industries

Safeway Inc.                       1.4%
Retail

As we continue to scan the investment horizon for what we perceive to be bargain-priced companies, we find that there is no shortage of potential investments for Franklin California Growth Fund. With almost 1,400 publicly traded companies, California is fertile soil for investment opportunity, and we will continue to use our professional staff of research analysts to help us take advantage of this fact.

Of course, there are risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Thank you for your participation in Franklin California Growth Fund. We welcome any comments or suggestions you may have.

Sincerely,

Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund

PERFORMANCE SUMMARY


Class I

Franklin California Growth Fund - Class I produced a +34.98% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 19, the fund's Class I shares delivered a +266.77% cumulative total return since inception on October 30, 1991.

The fund's share price, as measured by net asset value, increased $5.62, from $19.35 on April 30, 1997, to $24.97 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 14 cents ($0.14) in dividend income, 55.7 cents ($0.557) in short-term capital gains, and 30.5 cents ($0.305) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 18 compares the performance of the fund's Class I shares since inception with that of the Standard and Poor's(R) 500 (S&P 500(R)) Stock Index and the Franklin California 250 Growth Index as of April 30, 1998. The S&P 500 Stock Index is a domestic broad market index consisting of companies of various sizes, whereas the Franklin California 250 Growth Index is equally-weighted, representing 250 of the largest corporations headquartered in California.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin California Growth Fund - Class I
Periods ended 4/30/98

                                                               Since
                                                             Inception
                                    1-Year     5-Year        (10/30/91)

Cumulative Total Return1              34.98%    251.46%      266.77%
Average Annual Total Return2          28.92%     27.40%       21.27%
Value of $10,000 Investment3        $12,892    $33,568      $35,028
                          4/30/94   4/30/95    4/30/96   4/30/97  4/30/98
One-Year Total Return4    25.55%      29.09%     47.50%    8.88%   34.98%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the initial sales charge.
4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include the initial sales charge.
Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total return would have been lower.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin California Growth Fund - Class I paid distributions derived from long-term capital gains of 30.5 cents ($0.305) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852(b)(3) of the Internal Revenue Code.


Class II

Franklin California Growth Fund - Class II produced a +34.02% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, increased $5.54, from $19.27 on April 30, 1997, to $24.81 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 2.91 cents ($0.0291) in dividend income, 55.7 cents ($0.557) in short-term capital gains, and 30.5 cents ($0.305) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 22 compares the performance of the fund's Class II shares since inception with that of the Standard and Poor's 500 (S&P 500) and the Franklin California 250 Growth Index. The S&P 500 Stock Index is a domestic broad market index consisting of companies of various sizes, whereas the Franklin California 250 Growth Index is equally-weighted, representing 250 of the largest corporations headquartered in California.

Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin California Growth Fund - Class II

Periods ended 4/30/98

                                           Since
                                         Inception
                               1-Year    (9/3/96)

Cumulative Total Return1       34.02%      46.34%
Average Annual Total Return2   31.72%      25.14%
Value of $10,000 Investment3   $13,172   $14,490

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of purchase.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include sales charges.
All calculations assume reinvestment of dividends and capital gains at net asset value.
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin California Growth Fund - Class II paid distributions derived from long-term capital gains of 30.5 cents ($0.305) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852(b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 104 of this report.

FRANKLIN GLOBAL HEALTH CARE FUND

Your Fund's Objective: Franklin Global Health Care Fund seeks capital appreciation by investing primarily in the equity securities of health care companies located throughout the world.

Securities markets in general, and health care stocks in particular, experienced volatility during the reporting period. Small capitalization (cap) stocks enjoyed a favorable environment during the first six months of the fiscal year, but corrected sharply in late 1997 and continued to lag their large cap counterparts through the end of the reporting period. Within this environment, the fund's Class I shares provided a +28.22% one-year cumulative total return, as discussed in the Performance Summary on page 28. During the same period, the unmanaged Standard & Poor's 500(R) (S&P 500(R)) Stock Index returned +38.74%.1 Of course, securities in the health care sector are notoriously volatile, and we have always maintained a long-term perspective on investments, as we encourage our shareholders to do. As the Performance Summary also shows, the Franklin Global Health Care Fund - Class I provided a +183.52% cumulative total return over the past five years, outperforming the S&P 500, which provided a +179.33% total return over the same period.

1. Source: Standard & Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

During the period, we continued to reduce our weighting in large cap pharmaceutical companies because this group traded at what, in our opinion, were premium prices despite moderate growth. We found what we believed was better value and greater growth potential among smaller cap stocks. Although they fell out of favor during the period, we felt that over the long term, shares of small cap companies could significantly outperform those of large cap firms. In view of the high prices being paid for shares of some of the large pharmaceutical companies during the fiscal year, we felt more positive about small caps' potential.

Medical technology was one of the fund's largest sectors throughout the reporting period. In our opinion, a number of companies in this group possessed excellent growth potential and attractive valuations, and we added to our holdings of ESC Medical Systems, Ltd., a manufacturer of laser and pulsed-light devices for the cosmetic enhancement market. The price of this stock, our largest holding, rose significantly following Federal Drug Administration approval of its Epilight Hair Removal system and successful acquisition of Laser Industries, one of its leading competitors. We believe that cosmetic surgery may gain popularity as procedures become less invasive and less costly.

Our best performing sector was the health care software and information systems group. Following earnings disappointments, Access Health, Inc., Transitions Systems, Inc., and HBO & Co., our three largest holdings in the sector, enjoyed strong rebounds in value during the reporting period. Believing that expenditures on information systems may grow rapidly, we added to some existing positions in this group.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN GLOBAL
HEALTH CARE FUND
Top 10 Holdings
4/30/98

Company,                      % of Total
Industry, Country             Net Assets
----------------------------------------

ESC Medical Systems, Ltd.,
Medical Technology
and Supplies, U.S.                 7.8%

Serologicals Corp.
Biotechnology, U.S.                6.1%

Total Renal Care Holdings, Inc.,
Alternate Site Providers, U.S.     4.5%

Renal Care Group, Inc.
Alternate Site Providers, U.S.     4.5%

Zonagen, Inc.
Specialty Pharmaceuticals,
U.S.                               4.5%

Algos Pharmaceutical Corp.,
Specialty Pharmaceuticals,
U.S.                               4.1%

Boston Scientific Corp.,
Medical Technology
and Supplies, U.S.                 3.6%

Inhale Therepeutic Systems,
Specialty Pharmaceuticals,
U.S.                               3.5%

United Healthcare Corp.,
Managed Care
and HMOs, U.S.                     3.5%

Novartis, AG,
Pharmaceuticals, Switzerland       3.2%

We also increased our exposure to alternate site health care providers because we were encouraged by strong market growth in this sector. We added to our holdings in Renal Care Group, Inc. and Total Renal Care Holdings, Inc., companies that provide dialysis and related services to patients with chronic kidney failure, and initiated a position in National Surgery Centers, Inc., which owns and operates a network of freestanding ambulatory surgery centers. With health maintenance organizations attempting to treat patients in lower cost settings, we believe that surgery centers will benefit from increased volume at the expense of hospitals.

Looking forward, we are confident about future prospects for investors in health care stocks. In our opinion, overall health care expenditures will be driven by an aging population and rapidly changing technology, both of which may result in a wider range of treatable conditions and increasing life expectancy. In addition, demand for health care products and services is not necessarily affected by the cyclical swings of the business cycle. Our goal, as always, is to seize upon investment opportunities in a timely and disciplined manner in an attempt to provide our shareholders unique opportunities to invest in today's newest and fastest-growing health care companies.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Of course, there are special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social, and regulatory developments, are further discussed in the fund's prospectus.

We appreciate your participation in Franklin Global Health Care Fund and look forward to serving your investment needs in the future.

Sincerely,

Kurt von Emster
Portfolio Manager
Franklin Global Health Care Fund

PERFORMANCE SUMMARY

Class I

Franklin Global Health Care Fund - Class I provided a +28.22% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 31, the fund's Class I shares delivered a +154.17% cumulative total return since inception on February 14, 1992.

The fund's share price, as measured by net asset value, increased $3.17, from $16.11 on April 30, 1997, to $19.28 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 9.2 cents ($0.0920) in dividend income, 99.2 cents ($0.9920) in short-term capital gains, and
19.0 cents ($0.1900) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 30 compares the performance of Franklin Global Health Care Fund - Class I since inception with that of the Standard & Poor's 500 (S&P
500) Stock Index. The S&P 500 is a domestic broad market index, which includes a variety of securities issued by companies not associated with the health care industry. Of course, such unmanaged indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Global Health Care Fund - Class I

Periods ended 4/30/98

                                                              Since
                                                            Inception
                              1-Year    3-Year   5-Year     (2/14/92)
Cumulative Total Return1      28.22%    99.88%   183.52%     154.17%
Average Annual Total Return2  22.45%    24.05%    22.04%      15.36%
Value of $10,000 Investment3 $12,245   $19,088   $27,072     $24,276

                              4/30/95  4/30/96   4/30/97     4/30/98

One-Year Total Return4         16.33%   82.68%   -14.67%      28.22%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
Past expense reductions by the fund's manager increased the fund's total returns. Without this waiver, the fund's total returns would have been lower. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Franklin Global Health Care Fund - Class I paid distributions derived from long-term capital gains of 19.0 cents ($0.1900) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852(b)(3) of the Internal Revenue Code.


Class II

Franklin Global Health Care Fund - Class II provided a +27.22% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include sales charges.

The fund's Class II share price, as measured by net asset value, increased $3.10, from $16.07 on April 30, 1997, to $19.17 on April 30, 1998. During the
reporting period, shareholders received per-share distributions of 99.2 cents ($0.9920) in short-term capital gains and 19.0 cents ($0.1900) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 34 compares the performance of Franklin Global Health Care Fund - Class II since inception with that of the Standard & Poor's 500 (S&P
500) Stock Index. The S&P 500 is a domestic broad market index, which includes a variety of securities issued by companies not associated with the health care industry. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Global Health Care Fund - Class II
Periods ended 4/30/98

                                             Since
                                           Inception
                               1-Year      (9/3/96)
Cumulative Total Return1       27.22%       20.54%
Average Annual Total Return2   24.98%       11.26%
Value of $10,000 Investment3   $12,498     $11,931

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares. Franklin Global Health Care Fund - Class II paid distributions derived from long-term capital gains of 19.0 cents ($0.1900) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852(b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 108 of this report.

FRANKLIN GLOBAL UTILITIES FUND

Your Fund's Objective: Franklin Global Utilities Fund seeks to provide total return by investing in the equity and debt securities of utility companies located in the United States and around the world.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN GLOBAL UTILITIES FUND
Top 10 Holdings
4/30/98

Company                       % of Total
Industry, Country             Net Assets
-----------------------------------------

Duke Energy Corp.                  3.7%
Electric & Gas Utilities, U.S.

ICG Communications Inc.            3.5%
Telecommunications
Services & Equipment, U.S.

The AES Corp.                      3.2%
Electric & Gas Utilities, U.S.

AirTouch Communications Inc.       3.0%
Telecommunications
Services & Equipment, U.S.

Pacific Enterprises                2.8%
Electric & Gas Utilities, U.S.

Portugal Telecom, SA               2.7%
Telecommunications
Services & Equipment, Portugal

Enron Corp.                        2.6%
Electric & Gas Utilities, U.S.

Tele Danmark A/S,                  2.3%
Sponsored ADR
Telecommunications
Services & Equipment, Denmark

Telecom Italia, SpA                2.2%
Telecommunications
Services & Equipment, Italy

Nortel Inversora SA,               2.1%
10.00%, cvt., pfd.
Telecommunications, Argentina

During the 12 months under review, electric companies generally benefited from cost cutting and more clearly defined regulations, while telecommunications firms experienced better-than-expected demand for cellular services and higher traffic volume. As a result, many global utility shares rose in value. Although U.S. and European utility stocks led the way, those in Latin America also performed well. However, most Asian utility stocks were weaker. Within this environment, Franklin Global Utilities Fund - Class I produced a +37.02% one-year cumulative total return, as discussed in the Performance Summary on page 41, outperforming the utility fund average return of +35.76% for the same period, as measured by Lipper Analytical Services.*

*Source: Lipper Analytical Services, Inc. There are 95 funds in the Lipper Utility Funds Category. Lipper calculations do not include sales charges. The fund's performance relative to the category may have differed if sales charges had been considered. Past performance does not guarantee future results.

United States
Strong corporate profits and subdued inflation enabled the U.S. equity market to continue setting records during the reporting period. Although U.S. utility shares generally underperformed broad market indices, many advanced because of declining interest rates and an improving regulatory outlook. Telephone stocks performed particularly well, and our holdings of Ameritech Corp., Airtouch Communications Inc., and ICG Communications Inc. appreciated considerably in value.

The electric power industry experienced significant regulatory changes during the fiscal year. California and Massachusetts announced plans to restructure the electric generation business, and a number of other states came close to completing similar plans. These could help make electric utility companies more competitive, and in some cases, also improve their balance sheets. In our opinion, complete resolution of regulatory issues should enhance the earnings of electric utility companies and make their stocks more attractive to investors.

Europe
During the reporting period, European economies continued to recover, as government attempts to meet European Monetary Union criteria generally led to lower interest rates and benign inflation. In addition, many of the region's utility companies restructured, reduced costs, and consolidated, which contributed to the advance of many utility stock prices. Portugal, Italy, Spain and Germany were among the best performing utility markets for the fund. Taking advantage of this strength, we sold our shares of Electricidade de Portugal and Telecel-Comunicacoes Pessoais, SA at a profit.

In our opinion, many European companies are now positioned to benefit from a large, pent-up demand for telecommunications services, and we believe that our holdings of Telefonica de Espana (Spain) and Hellenic Telecommunications Organization, SA (Greece) could experience extensive growth for several years to come.

Latin America
Our Latin American weighting remained relatively stable during the reporting period. Although the region experienced strong economic growth and low inflation, the Asian currency crisis in late 1997 sent a shock wave throughout Latin America because many investors feared that Asia's economic difficulties could spread. However, the international investment community regained confidence when Brazil responded with monetary and fiscal measures designed to quell concerns. And many Latin American markets recovered in early 1998, as investors began viewing this area on its own economic merits.

During the fiscal year, Latin American countries continued to privatize state-owned telephone and electric utility companies. Consortiums from all over the world participated in the process that will create 12 different telecommunications companies in Brazil, constituting one of the largest privatizations ever. Brazil has substantial demand for telecommunications services, and we initiated a position in Telecomunicacoes Brasileiras, SA, the Brazilian national phone company that is in the process of being privatized. We view the region's evolution towards a more market-oriented economic environment positively and believe it will continue to provide attractive investment opportunities.


Asia
The Asian financial crisis made headlines around the world in late 1997 and early 1998. Fortunately, we had maintained a low Asian weighting because we felt that most utility stock valuations there were too high. However, stock prices fell dramatically once the crisis started, and we will scrutinize Asian markets for any possible investments.

Looking forward, we are optimistic about prospects for global utility companies. Worldwide demand for telecommunications, electric power, gas, water and other utility services is accelerating, and many foreign countries are now building infrastructures that could produce high levels of revenue growth for many years to come. As always, we remain committed to our long-term objective of maximizing total return through investing in a portfolio of utility stocks from around the world. Utilities provide services that are an essential part of peoples' lives, and we believe that their stocks play an important role in a well-diversified investment portfolio. Of course, there are special risks involved with investing globally in a non-diversified fund concentrating in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in Franklin Global Utilities Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

Sally E. Haff
Portfolio Manager
Franklin Global Utilities Fund


PERFORMANCE SUMMARY

Class I
Franklin Global Utilities Fund - Class I produced a +37.02% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 43, the fund's Class I shares delivered a +158.14% cumulative total return since inception on July 2, 1992.

The fund's share price, as measured by net asset value, increased $2.90, from $14.46 on April 30, 1997, to $17.36 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 37 cents ($0.37) in dividend income, 57.32 cents ($0.5732) in short-term capital gains, and $1.1778 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The graph on page 42 compares the performance of Franklin Global Utilities Fund - Class I since inception with that of the unmanaged Standard and Poor's 500 (S&P 500) Stock Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


Franklin Global Utilities Fund - Class I

Periods ended 4/30/98

                                                                    Since
                                                                  Inception
                                  1-Year     3-Year    5-Year     (7/2/92)

Cumulative Total Return1           37.02%    90.77%    124.44%    158.14%
Average Annual Total Return2       30.86%    22.12%     16.46%     16.75%
Value of $10,000 Investment3     $13,086   $18,213    $21,146    $24,655

                                 4/30/94   4/30/95    4/30/96  4/30/97  4/30/98

One-Year Total Return4             14.04%     3.17%     23.27%  12.94%   37.02%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
The Franklin Global Utilities Fund - Class I paid distributions derived from long-term capital gains of $1.1778 per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.


Class II

Franklin Global Utilities Fund - Class II produced a +36.21% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, increased $2.88, from $14.37 on April 30, 1997, to $17.25 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 26.59 cents ($0.2659) in dividend income, 57.32 cents ($0.5732) in short-term capital gains, and $1.1778 in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 45 compares the performance of Franklin Global Utilities Fund - Class II since inception with that of the Standard and Poor's 500 (S&P
500) Stock Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike unmanaged indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Global Utilities Fund - Class II
Periods ended 4/30/98
                                            Since
                                          Inception
                               1-Year      (5/1/95)
Cumulative Total Return1       36.21%        87.90%
Average Annual Total Return2   33.81%        23.01%
Value of $10,000 Investment3 $13,381       $18,607

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of purchase.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include sales charges.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
The Franklin Global Utilities Fund - Class II paid distributions derived from long-term capital gains of $1.1778 per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 112 of this report.

FRANKLIN MIDCAP GROWTH FUND


Your Fund's Objective: Franklin MidCap Growth Fund seeks long-term capital growth by investing primarily in equity securities of medium-capitalization companies -- those with a market capitalization between $200 million and $5 billion.

We are pleased to present the annual report of Franklin MidCap Growth Fund, which covers the 12 months ended April 30, 1998. During this period, inflation remained subdued despite moderate economic growth and healthy corporate profits. Interest rates were relatively stable, and U.S. equity markets performed impressively. However, Asia's financial turmoil in October 1997 adversely effected domestic financial markets, particularly the technology sector. Fortunately, the market resumed its upward ascent in the first quarter of 1998, as investor concerns about the impact of the Asian currency crisis waned. Within this environment, Franklin MidCap Growth Fund delivered a 12-month cumulative total return of +35.53%, as discussed in the Performance Summary on page 49, outperforming the Dow Jones Industrial Average, which provided a total return of +31.61% for the same period.*

*Source: Standard & Poor's Micropal. Dow Jones Industrial Average's total return is calculated by Wilshire Associates, Inc. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

The fund benefited from the considerable rise in value of many of its positions in the financial services sector. A number of companies providing educational services also performed well, and our holdings of Apollo Group Inc. (which offers higher-education programs to working adults), DeVry Inc. (a leading developer of higher education), and Sylvan Learning Systems Inc. (a provider of private educational and testing services), also contributed positively to the fund's return. However, the fund's performance was hindered by our exposure to energy stocks, whose value fell due to a drop in oil prices.

Throughout the reporting period, we focused on investing in companies with diversified product lines and sustainable competitive advantages. In searching for these firms, we also looked for reasonable stock valuations, and sold positions when valuations appeared excessive or fundamentals seemed to be deteriorating.

Taking advantage of market volatility, we initiated positions in a number of industry leaders. For example, we purchased shares of Viking Office Products Inc., a major supplier to small and medium-sized businesses; Starwood Hotels & Resorts, a large, U.S. real estate investment trust specializing in hotel properties; and Providian Financial Corp., a domestic issuer of secured credit cards.

Looking forward, we remain optimistic about growth opportunities for midcap companies. In our opinion, the midcap sector brings together the best features of small and large cap stocks, combining above-average growth potential with greater stability.

Because of the U.S. economic expansion and high stock market appreciation of the last two years, we are increasingly conscious of maintaining our valuation criteria and discipline in the investment decision process. Of course, there are risks associated with investing in a fund seeking long-term capital growth from small-to-medium size companies that have less certain growth prospects and greater sensitivity to changing economic conditions than large cap companies. These and other risks are further discussed in the fund's prospectus.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN MIDCAP GROWTH FUND
Top 10 Holdings
4/30/98

Company                       % of Total
Industry                      Net Assets
----------------------------------------

Transocean Offshore Inc.           2.2%
Industrial Services

Sylvan Learning Systems, Inc.      2.1%
Commercial Services

Apollo Group, Inc., Class A        2.1%
Consumer Services

DeVry Inc.                         2.0%
Consumer Services

Tellabs Inc.                       2.0%
Electronic Technology

Jones Apparel Group Inc.           2.0%
Consumer Non-Durables

The Estee Lauder
Cos., Inc. Class A                 1.8%
Consumer Non-Durables

Clayton Homes Inc.                 1.8%
Consumer Durables

Expeditors International
of Washington Inc.                 1.7%
Transportation

Viking Office Products Inc.        1.7%
Retail

We thank you for your participation in the Franklin MidCap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,


Edward B. Jamieson
Portfolio Manager
Franklin MidCap Growth Fund


PERFORMANCE SUMMARY


Franklin MidCap Growth Fund produced a +35.53% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 51, the fund's shares delivered a +118.22% cumulative total return since inception on August 17, 1993.

The fund's share price, as measured by net asset value, increased $4.10, from $13.34 on April 30, 1997, to $17.44 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 22.30 cents ($0.2230) in short-term capital gains, and 33.50 cents ($0.3350) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 50 compares the fund's performance since its inception on August 17, 1993, with that of the unmanaged Standard and Poor's MidCap 400 Index (S&P MidCap 400). On June 1, 1996, the fund became available to retail investors. Prior to that date, it was only offered to institutional investors (without a sales charge or 12b-1 fees). The S&P MidCap 400 is a market value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Of course, such an unmanaged market index has inherent performance differentials over any fund. The index does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike the index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin MidCap Growth Fund

Periods ended 4/30/98

                                                               Since
                                                             Inception
                                       1-Year5    3-Year5   (8/17/93)5
Cumulative Total Return1               35.53%     95.10%     118.22%
Average Annual Total Return2           29.42%     23.05%      16.91%
Value of $10,000 Investment3         $12,942    $18,631     $20,842
                                     4/30/95    4/30/96     4/30/97 4/30/98
One-Year Total Return4                 10.06%     35.40%      6.47%  35.53%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
5. On January 2, 1996, the fund changed its investment objective, strategy, and investment adviser.
Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin MidCap Growth Fund paid distributions derived from long-term capital gains of 33.50 cents ($0.3350) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 118 of this report.

FRANKLIN NATURAL RESOURCES FUND


Your Fund's Objective: Franklin Natural Resources Fund seeks long-term capital appreciation by investing at least 65% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

This annual report of Franklin Natural Resources Fund covers the 12 months ended April 30, 1998. Led by technology, financial services, and health care companies, the U.S. stock market performed well during the fiscal year. However, economic and political turmoil in Asia during late 1997 raised investor concerns about future demand for a wide range of commodities including energy, chemicals, steel, and paper.

As a result, the natural resources sector underperformed the overall domestic market. Although many commodity markets performed poorly during the reporting period, Franklin Natural Resources Fund - Class I delivered a +17.57% one-year cumulative total return, as discussed in the Performance Summary on page 56. This was significantly higher than the natural resources fund average return of +11.26% for the same period, as measured by Lipper Analytical Services.*

*Source: Lipper Analytical Services, Inc. There are 50 funds in the Lipper Natural Resources Funds Category. Lipper calculations do not include sales charges, and expense reductions by the fund's manager increased the fund's total returns. The fund's performance relative to the category may have differed if these factors had been considered. Past performance does not guarantee future results.

Throughout the reporting period, many natural resources companies attempted to diversify their service capabilities and develop economies of scale by consolidating. One of our holdings, United Meridian Corp., merged with Ocean Energy Inc., creating a leading independent producer of oil and gas. In the oilfield services industry, Falcon Drilling Cos. Inc., another holding, united with Reading & Bates to form R&B Falcon Corp., an offshore drilling contractor with a fleet of drilling rigs. Consolidation also occurred in the forest products and paper sector, with still another holding, Bowater Inc., acquiring Canadian-based Avenor and Korean-based Halla Paper, creating a low-cost global newsprint business. And one of our positions in the precious metals sector, Placer Dome Inc., announced it was taking a stake in Vengold, which has exposure to vast, gold reserves in Lihir, Papua New Guinea.

Energy, our largest sector weighting on April 30, 1998, contributed significantly to the fund's performance, as the value of our holdings in Varco International Inc., Atwood Oceanics Inc., and Transocean Offshore Inc. appreciated considerably. Varco profited from higher sales of hardware that makes oil and gas drilling more productive, and Atwood Oceanics and Transocean Offshore, global leaders in deepwater drilling projects, experienced increased demand for their premium rigs.

As in all reporting periods, some positions hindered the fund's performance. Due to higher levels of OPEC production, the return of Iraqi oil to the world market, and a warmer-than-normal winter season in much of the northern hemisphere, crude oil prices declined significantly. Consequently, our shares of Gulf Canada Resources Ltd. and Nuevo Energy Co. fell in value. The strength of the forest products and paper sector also negatively impacted our performance because of our relatively low weighting in this area.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN NATURAL
RESOURCES FUND
Top 10 Holdings
4/30/98

Company                       % of Total
Industry, Country             Net Assets
----------------------------------------

Barrett Resources Corp.            4.1%
Energy, U.S.

Varco International Inc.           3.4%
Energy, U.S.

Diamond Offshore Drilling Inc.     3.2%
Energy, U.S.

EVI Inc.                           3.0%
Energy, U.S.

Transocean Offshore Inc.           2.7%
Energy, U.S.

Gulf Canada Resources Ltd.         2.6%
Energy, Argentina

Nuevo Energy Co.                   2.1%
Energy, U.S.

The AES Corp.                      1.7%
Energy, U.S.

NewField Exploration Co.           1.6%
Energy, U.S.


During the reporting period, we did not make investments based solely on the assumption that commodity prices would rise or fall. Rather, we purchased shares of firms with efficient, technologically advanced operations that we felt would prosper even in a weak environment. For example, we added to our holdings of Barrett Resources Corp., the leading explorer of natural gas in North America, and bought stock in EVI Inc., a major manufacturer of premium tubular products for offshore oil and gas operations.

Looking forward, we anticipate a period of balanced supply and demand conditions for a wide range of natural resources in the near future. In our opinion, this should lead to moderate growth and sustained levels of profitability for low-cost producers in commodity-related industries. It is important to remember, however, that the rewards the fund may offer also involve the special risks of investing in a non-diversified, sector fund, as well as the currency volatility and political, economic or regulatory uncertainty associated with foreign, and especially developing market, investing.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in Franklin Natural Resources Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

Suzanne W. Killea
Portfolio Manager
Franklin Natural Resources Fund



PERFORMANCE SUMMARY


Class I

Franklin Natural Resources Fund - Class I produced a +17.57% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, increased $1.39, from $14.07 on April 30, 1997, to $15.46 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 8.7 cents ($0.087) in dividend income, 48.51 cents ($0.4851) in short-term capital gains, and
39.39 cents ($0.3939) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 58 compares the performance of Franklin Natural Resources Fund - Class I since inception with that of the Standard and Poor's 500 (S&P
500) Stock Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Natural Resources Fund - Class I
Periods ended 4/30/98

                                          Since
                                        Inception
                               1-Year   (6/5/95)
Cumulative Total Return1       17.57%    72.82%
Average Annual Total Return2   12.30%    18.85%
Value of $10,000 Investment3   $11,230  $16,506

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates in countries where investments are made. You may have a gain or loss when you sell your shares. The Franklin Natural Resources Fund - Class I paid distributions derived from long-term capital gains of 39.39 cents ($0.3939) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.

Advisor Class

Franklin Natural Resources Fund - Advisor Class produced a +18.11% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased $1.41, from $14.07 on April 30, 1997 to $15.48 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 13.55 cents ($0.1355) in dividend income, 48.51 cents ($0.4851) in short-term capital gains, and 39.39 cents ($0.3939) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 62 compares the performance of Franklin Natural Resources Fund - Advisor Class since inception with that of the Standard and Poor's 500 (S&P 500) Stock Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes. Of course, such unmanaged market indices have inherent performance differentials over any fund.

GRAPHIC MATERIAL 20 OMITTED - SEE APPENDIX AT END OF DOCUMENT

They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


Franklin Natural Resources Fund - Advisor Class
Period ended 4/30/98

                                             Since
                                           Inception
                               1-Year*     (6/5/95)*
Cumulative Total Return1       18.11%        73.62%
Average Annual Total Return1   18.11%        20.94%
Value of $10,000 Investment2 $11,811       $17,362

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 13.35%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. You may have a gain or loss when you sell your shares.
The Franklin Natural Resources Fund - Advisor Class paid distributions derived from long-term capital gains of 39.39 cents ($0.3939) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 125 of this report.

FRANKLIN SMALL CAP GROWTH FUND

Your Fund's Objective: Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies -- those with a market capitalization of less than $1 billion at the time of investment.

Despite considerable market volatility, the 12 months under review proved to be a favorable period for many investors in small-cap stocks. During this time, a strong U.S. dollar put pressure on the earnings of many large, multi-national corporations, but had less effect on small-cap companies. Lacking significant exposure to overseas markets, these companies generally experienced healthy earnings growth, and their stocks performed particularly well as investor interest shifted from large-cap to small-cap equities. However, in October 1997, fears about Asia's economic woes adversely affected global equity markets, and nervous investors began to search for more liquid investments. Fortunately, concerns about the "Asian flu" spreading to other economies seemed to abate by the end of the fund's fiscal year.

Within this environment, Franklin Small Cap Growth Fund - Class I delivered a +43.09% one-year cumulative total return, as discussed in the Performance Summary on page 67. It outperformed the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, which provided total returns of +41.07% and +31.61%, respectively, for the same period. The fund also outperformed its benchmark, the Russell 2500(R) Index, which produced a +40.62% total return for the 12 months under review.*


*Source: Standard & Poor's Micropal. Indices are unmanaged, and price appreciation includes reinvested dividends. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire Associates, Inc.

Contributing to the fund's performance was the rise in value of many of our technology holdings, some of which advanced more than 75% during the fiscal year. For example, Tekelec, a supplier of diagnostic systems and network switching solutions, rose more than 300%, and PMC-Sierra Inc., a provider of high speed internetworking component solutions, increased more than 160%. The fund also benefited from its holdings in Tracor Inc., Sapient Corp., and Integrated Systems Inc.

As impressive as the fund's performance was, it was hampered somewhat by our exposure to energy stocks, whose value fell when commodity prices began to drop. However, many energy stocks recovered from their lows by the end of the reporting period, and despite volatile commodity prices, we remain bullish on this sector's long-term prospects. On April 30, 1998, the fund's largest holding was Varco International Inc., an equipment provider for offshore drilling rigs, which we believe should benefit from increased capital spending by large oil and gas companies.

In our search for small-cap companies that we considered well-positioned for rapid growth of revenues, earnings, or cash flow, we focused on firms with competitive advantages such as a proprietary product or unique marketing niche. Despite the strength of the domestic equity stock market, we found no shortage of attractively priced growth stocks. The expanding U.S. economy provided a favorable environment for small-cap companies, and our research led us to invest in a number of industries.

Believing that new developments should lead to substantial growth for technology companies into the next century, we established several new positions in that sector. For example, we purchased shares of i2 Technologies Inc., a major vendor of supply chain management software, and Cambridge Technology Partners Inc., a leading developer of client/server and Internet applications. However, we sold our holdings of Adaptec Inc. and Altera Corp. at a profit because we believe that the future growth of these companies was already reflected in their stock prices.

GRAPHIC MATERIAL 21 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN SMALL CAP
GROWTH FUND
Top 10 Holdings
4/30/98

Company,                      % of Total
Industry                      Net Assets
----------------------------------------

Varco International Inc.           2.2%
Industrial Services

Atwood Oceanics Inc.               1.4%
Industrial Services

Barrett Resources Corp.            1.3%
Energy Minerals

Komag Inc.                         1.2%
Electronic Technology

Affiliated Computer
Services Inc. Class A              1.2%
Technology Services

Synopsys Inc.                      1.2%
Electronic Technology

Tekelec                            1.2%
Electronic Technology

Etec Systems Inc.                  1.2%
Electronic Technology

Tommy Hilfiger Corp.               1.1%
Consumer Non-Durable

Carpenter Technology Corp.         1.1%
Non-Energy Minerals


Looking forward, we are optimistic about prospects for small cap stocks. Valuations for these companies relative to those of large cap companies remain below historical averages, and we believe the growing U.S. economy and apparent lack of inflationary pressure should create a favorable environment for small cap firms. Of course, there are risks involved in investing in a fund seeking long-term growth from small or relatively new or unseasoned companies. These risks, which include relatively small revenues, limited product lines and small market share, are further discussed in the fund's prospectus.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in Franklin Small Cap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,




Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund

PERFORMANCE SUMMARY


Class I

Franklin Small Cap Growth Fund - Class I produced a +43.09% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 69, the fund's Class I shares delivered a +249.62% cumulative total return since inception on February 14, 1992.

The fund's share price, as measured by net asset value, increased $6.97, from $18.96 on April 30, 1997, to $25.93 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 9.2 cents ($0.092) in dividend income, 56 cents ($0.56) in short-term capital gains, and 36.7 cents ($0.367) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 68 compares the performance of Franklin Small Cap Growth Fund - Class I since inception with that of the unmanaged Standard and Poor's 500 (S&P 500) Stock Index and the Russell 2500 Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes, whereas the Russell 2500 is an index of 2,500 companies with small market capitalizations. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 22 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Small Cap Growth Fund - Class I

Periods ended 4/30/98

                                                                Since
                                                              Inception
                                      1-Year  3-Year  5-Year  (2/14/92)
Cumulative Total Return1              43.09%  106.42% 238.99%   249.62%
Average Annual Total Return2          36.74%   25.39%  26.49%    21.44%
Value of $10,000 Investment3        $13,764  $19,716 $32,378   $33,392
                                   4/30/94  4/30/95  4/30/96 4/30/97 4/30/98
One-Year Total Return4              29.26%   27.05%   44.06%   0.09%  43.09%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include the initial sales charge.
Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Small Cap Growth Fund - Class I paid distributions derived from long-term capital gains of 36.70 cents ($0.3670) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.


Class II

Franklin Small Cap Growth Fund - Class II produced a +42.06% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, increased $6.81, from $18.78 on April 30, 1997, to $25.59 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 56 cents ($0.56) in short-term capital gains, and 36.7 cents ($0.367) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 72 compares the performance of Franklin Small Cap Growth Fund - Class II since inception with that of the unmanaged Standard and Poor's 500 (S&P 500) Stock Index and the Russell 2500 Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes, whereas the Russell 2500 is an index of 2,500 companies with small market capitalizations. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 23 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Small Cap Growth Fund - Class II
Periods ended 4/30/98

                                                  Since
                                                Inception
                                1-Year          (10/2/95)
Cumulative Total Return1        42.06%            65.94%
Average Annual Total Return2    39.66%            21.24%
Value of $10,000 Investment3  $13,966           $16,426

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Small Cap Growth Fund - Class II paid distributions derived from long-term capital gains of 36.70 cents ($0.3670) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.

Advisor Class

Franklin Small Cap Growth Fund - Advisor Class produced a +43.68% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, increased $7.04, from $18.97 on April 30, 1997 to $26.01 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 12.89 cents ($0.1289) in dividend income, 56 cents ($0.56) in short-term capital gains, and 36.7 cents ($0.367) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 76 compares the performance of Franklin Small Cap Growth Fund - Advisor Class since inception with that of the unmanaged Standard and Poor's 500 (S&P 500) Stock Index and the Russell 2500 Index. The S&P 500 is a domestic, broad market index consisting of companies of various sizes, whereas the Russell 2500 is an index of 2,500 companies with small market capitalizations. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 24 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Small Cap Growth Fund - Advisor Class

Periods ended 4/30/98

                                                                    Since
                                                                  Inception
                                 1-Year*     3-Year*   5-Year*    (2/14/92)*
Cumulative Total Return1          43.68%      107.30%  240.43%     251.11%
Average Annual total Return1      43.68%       27.51%   27.76%      22.43%
Value of $10,000 Investment2    $14,368      $20,730  $34,043     $35,111
                               4/30/95       4/30/96  4/30/96   4/30/97  4/30/98
One-Year Total Return*,3          29.26%       27.05%   44.06%    0.20%   43.68%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 33.03%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. One-year total return represents the change in value of an investment over the periods ended on the specified dates.
Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The Franklin Small Cap Growth Fund - Advisor Class paid distributions derived from long-term capital gains of 36.7 cents ($0.367) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852 (b)(3) of the Internal Revenue Code.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 132 of this report.

FRANKLIN STRATEGIC INCOME FUND


Your Fund's Objective: Franklin Strategic Income Fund seeks a high level of current income, with capital preservation over the long term as a secondary objective. The fund uses an active asset allocation process and invests in securities of foreign governments, U.S. and foreign high yield, fixed-income securities, asset-backed securities, preferred stock, common stock that pays dividends, and income-producing securities convertible into common stock of such companies.

Steady, moderate economic growth, coupled with continued low inflation, characterized the year under review. By diversifying across the six distinct asset classes listed in the fund's objective, Franklin Strategic Income Fund was able to capitalize on arising opportunities, maximizing the strengths of certain sectors, while reducing volatility through diversification among asset classes. We focused on economically sensitive sectors, maintaining our position in U.S. high yield corporate bonds, increasing our allocation in emerging markets and convertible securities, and selectively hedging our international sector against the rising U.S. dollar. Relative to an internal benchmark allocation, the fund maintained an underweighted exposure to more interest-rate sensitive sectors because we expected lower total returns from these markets over the intermediate term. Within this environment, the fund achieved a +13.10% cumulative total return for the one-year period, as detailed in the Performance Summary on page 84.

High Yield Corporate Bonds
During the 12-month period the fund maintained an overweighted position in the high yield sector, as this market's strong total returns reflected the continuation of low inflation and a growing economy.

Growing global demand for wireless communication services favorably impacted the fund's performance over the past year. Our position in Nextel Communications, a national digital network provider of wireless communications services, has benefited from growing customer demand for its product, translating into subscriber gains well above expectations. The fund also benefited from our increased exposure in the media and broadcasting sectors, which have been the direct beneficiaries of deregulation and consolidation. Two fund holdings, Chancellor Media Corp., one of the country's largest radio station operators, and Outdoor Systems, Inc., North America's largest outdoor advertising company, experienced meaningful credit improvement during the period, which was reflected in their securities' prices. As many companies converted to real estate investment trusts (REITs) to capture the potential tax benefits, their bond prices rose. This trend helped to drive the prices for our bond positions in Vencor, Inc., a health care provider, and in Marriott (HMH Properties, Inc.), as these companies announced plans to move to REIT corporate structures, and subsequently to tender for our bonds at substantial premiums.

Emerging Markets
Our relatively light exposure to various developing Asian markets helped the fund largely avoid the significant declines in that region's financial markets. Subsequent concern over these markets precipitated late 1997's sell-off in the emerging markets sector. Seeking to take advantage of this situation, the fund nearly doubled this sector's allocation, as we added to government bond positions that we believe still have favorable, fundamental long-term outlooks.

The fund's largest segment within the emerging markets sector is still Latin America, where we found attractive investment opportunities, primarily in Mexico, Argentina, Brazil and Venezuela. However, since February 1998, emerging markets bond returns have strengthened. Consequently, the fund began to focus on this sector's more liquid securities with intermediate-term maturities, as we found they offer more compelling risk/return tradeoffs.

International
Activity in the fund's international arena was directly related to the sources of global bond market volatility, particularly to certain foreign currencies' declines in value relative to the U.S. dollar. After our assessment of how these sources of volatility might affect the international sector's performance, we reduced our positions in this sector, as the comparison table on page 81 shows. The fund also continued to selectively hedge its foreign currency exposure in an effort to preserve the dollar value of these holdings.

Over the course of the annual period, we reallocated the fund's European holdings by increasing our positions in peripheral countries including Sweden, Denmark and Italy, while reducing our relative allocation in the U.K. and Germany. In the dollar-bloc countries, the fund reduced its Canadian exposure while adding to its Australia and New Zealand holdings.



Franklin Strategic Income Fund
Portfolio Breakdown
Based on Total Net Assets

                           April 30, 1998 April 30, 1997

High Yield Corporate Bonds        28.0%     26.9%
Emerging Market Bonds             23.7%     11.7%
International Bonds               15.9%     21.3%
Convertible Securities            10.1%      8.9%
Mortgage Securities                7.6%      4.7%
U.S. Government Bonds              4.8%      1.9%
Preferred Stock (Non-Convertible)  0.6%      3.7%
Cash & Equivalents                 9.3%     20.9%

Convertible Securities
The fund's fiscal year saw a combination of declining interest rates and healthy corporate earnings growth drive equity markets upward. Prices for convertible securities similarly evidenced the appreciation of such companies' underlying common shares. The fund capitalized on this strength as it increased its convertible securities sector exposure. However, recent stock market valuations appeared to fairly reflect the positive domestic economic outlook, and we decided not to overweight this sector at the close of the reporting period.

During the period under review, the fund held an investment in a Salomon Smith Barney security that is convertible into Cincinnati Bell common stock. This investment benefited from Cincinnati Bell's revenue growth, which resulted from its move into the customer service and telemarketing businesses. We also recently added to our holdings in Dovatron International, Inc., an electronics design and manufacturing services provider, as we did not believe the company's stock price accurately reflected its long-term earnings growth potential.

Treasuries
Although inflation remained subdued during the year under review, given the U.S. economy's continued strength, we believe the probability for a significant near-term drop in interest rates has declined. Consequently, although the fund moderately increased its Treasury holdings, as shown on page 81, this sector's weighting was below average at the end of the period.

U.S. Mortgage Securities
The general trend of falling interest rates during the fund's fiscal year increased refinancing risk, which largely offset the positive impacts from declining volatility for the mortgage sector's interest rates. The fund remained somewhat underweighted relative to our internal benchmark allocation, based largely on an expectation of lower total returns compared with other fixed-income investment alternatives.

Looking Forward
In our opinion, the fund's performance should continue to benefit from relatively low inflation and moderate domestic economic growth. In addition, we believe ongoing positive economic fundamentals in selected developing countries should also lead to healthy performance from the fund's emerging market allocation. The fund should also benefit from its more limited exposure to interest-rate sensitive markets, given the expectation for lower total returns from these sectors as we move toward the latter half of 1998.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

Christopher J. Molumphy
Portfolio Manager
Franklin Strategic Income Fund

PERFORMANCE SUMMARY

Franklin Strategic Income Fund produced a +13.10% cumulative total return for the one-year period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The fund's share price, as measured by net asset value, increased 38 cents, from $10.86 on April 30, 1997, to $11.24 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 90.3 cents ($0.903) in dividend income, 7.19 cents ($0.0719) in short-term capital gains, and 1.51 cents ($0.0151) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

The graph on page 86 compares the fund's performance to a number of indices, including the Salomon Brothers Non-U.S. World Government Bond Index, Salomon Brothers High Yield Bond Index, and a composite index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 25 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Strategic Income Fund
Periods ended 4/30/98

                                                          Since
                                                       Inception
                                     1-Year   3-Year    (6/1/94)
Cumulative Total Return1             13.10%    47.27%     60.44%
Average Annual Total Return2          8.32%    12.14%     11.61%
Value of $10,000 Investment3       $10,832   $14,103    $15,368
Distribution Rate4            7.67%
30-Day Standardized Yield5    6.08%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. Distribution rate is based on an annualization of April's 7.5 cent per share monthly dividend and the maximum offering price of $11.74 on April 30, 1998.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
The fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and the yield for the period would have been 5.42%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.
Franklin Strategic Income Fund paid distributions derived from long-term capital gains of 1.51 cents ($0.0151) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852(b)(3) of the Internal Revenue Code.




FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Biotechnology Discovery Fund
                                                                                                  Class I
                                                                                               -------------
                                                                                                Year Ended
                                                                                              April 30, 19981
                                                                                               -------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................................        $25.00
                                                                                               -------------
Income from investment operations:
 Net investment loss .......................................................................          (.05)
 Net realized and unrealized gains .........................................................          1.99
                                                                                               -------------
Total from investment operations ...........................................................          1.94
                                                                                               -------------
Less distributions from:
 Net realized gains ........................................................................          (.05)
                                                                                               -------------
Net asset value, end of year ...............................................................        $26.89
                                                                                               =============

Total return*...............................................................................          7.78%

Ratios/supplemental data
Net assets, end of year (000's) ............................................................       $73,546
Ratios to average net assets:
 Expenses ..................................................................................          1.50%***
 Expenses excluding waiver and payments by affiliate .......................................          1.61%***
 Net investment loss .......................................................................          (.44%)***
Portfolio turnover rate ....................................................................         75.50%
Average commission rate paid** .............................................................        $.0339

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
1For the period September 15, 1997 (effective date) to April 30, 1998.

FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998


  Franklin Biotechnology Discovery Fund                                                        SHARES               VALUE
  Common Stocks 85.7%
aAnimal Health 3.0%
Heska Corp. ....................................................................              167,600         $ 2,178,800
                                                                                                            -------------
aBiomedical 13.3%
IDEC Pharmaceuticals Corp. .....................................................               69,800           2,512,800
LifeCell Corp. .................................................................              242,500           1,924,844
Synaptic Pharmaceutical Corp. ..................................................              140,000           1,750,000
Triangle Pharmaceuticals, Inc...................................................              152,500           2,363,750
Vical, Inc......................................................................               50,000             753,125
XOMA Corp. .....................................................................              100,000             487,500
                                                                                                            -------------
                                                                                                                9,792,019
                                                                                                            -------------
aDelivery Systems 17.0%
Alkermes, Inc...................................................................               50,000           1,193,750
Aradigm Corp. ..................................................................              131,600           1,908,200
Aviron .........................................................................              119,800           2,972,538
DepoTech Corp. .................................................................              182,300             837,450
Inhale Therapeutic Systems .....................................................              120,000           3,360,000
TRANSGENE S.A., Sponsored ADR (France)..........................................              125,000           2,250,000
                                                                                                            -------------
                                                                                                               12,521,938
                                                                                                            -------------
aDiagnostics 2.5%
Myriad Genetics, Inc............................................................               40,000             830,000
Technical Chemicals and Products, Inc...........................................              100,000             987,500
                                                                                                            -------------
                                                                                                                1,817,500
                                                                                                            -------------
aDrugs 43.9%
Agouron Pharmaceuticals, Inc....................................................               60,000           2,040,000
Alteon, Inc.....................................................................              115,000             517,500
Cell Therapeutics, Inc..........................................................              137,500             519,929
Chiroscience Group, Plc. (United Kingdom).......................................              623,000           3,411,400
CuraGen Corp. ..................................................................              151,000           1,698,750
Ligand Pharmaceuticals, Inc., Class B...........................................              200,000           2,900,000
Medicis Pharmaceutical Corp., Class A...........................................               45,000           1,923,750
Neurex Corp. ...................................................................               90,000           2,694,375
PathoGenesis Corp. .............................................................              105,000           4,160,625
Schein Pharmaceutical, Inc......................................................               40,000             980,000
SYNSORB Biotech, Inc. (Canada)..................................................              278,000           1,963,016
Texas Biotechnology Corp. ......................................................              400,000           3,125,000
Vertex Pharmaceuticals, Inc.....................................................               60,000           1,867,500
ViroPharma, Inc.................................................................               70,000           1,522,500
Zonagen, Inc....................................................................               85,000           2,953,750
                                                                                                            -------------
                                                                                                               32,278,095
                                                                                                            -------------

aTherapeutics 6.0%
Chiron Corp. ...................................................................              125,000         $ 2,421,875
Neurogen Corp. .................................................................              107,500           1,988,750
                                                                                                            -------------
                                                                                                                4,410,625
                                                                                                            -------------
Total Long Term Investments (Cost $60,702,665) .................................                               62,998,977
                                                                                                            -------------
                                                                                            PRINCIPAL
                                                                                             AMOUNT
                                                                                          ------------
eRepurchase Agreement 8.9%
Joint Repurchase Agreement, 5.487%, 5/01/98,
 (Maturity Value $6,574,607) (Cost $6,573,605) .................................           $6,573,605           6,573,605
 BancAmerica Robertson Stephens (Maturity Value $586,192)
 Barclays Capital Group, Inc. (Maturity Value $586,192)
 Bear, Stearns & Co., Inc. (Maturity Value $319,723)
 BT Alex Brown, Inc. (Maturity Value $586,192)
 Chase Securities, Inc. (Maturity Value $392,964)
 Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $586,192)
 Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $586,192)
 Greenwich Capital Markets, Inc. (Maturity Value $586,192)
 Lehman Brothers, Inc. (Maturity Value $586,192)
 Paribas Corp. (Maturity Value $586,192)
 SBC Warburg Dillon Read, Inc. (Maturity Value $586,192)
 UBS Securities, L.L.C. (Maturity Value $586,192)
   Collateralized by U.S. Treasury Bills and Notes
Total Investments (Cost $67,276,270) 94.6% .....................................                               69,572,582
Securities Sold Short (8.9%) ...................................................                               (6,519,963)
Other Assets, less Liabilities 14.3% ...........................................                               10,493,538
                                                                                                            -------------
Net Assets 100.0% ..............................................................                              $73,546,157
                                                                                                            =============
a,gSecurities Sold Short

  ISSUER                                                                                       SHARES               VALUE
Biogen, Inc.....................................................................               30,000         $ 1,331,250
Biora AB, Sponsored ADR (Sweden)................................................               14,700             461,213
Elan Corp., Plc., Sponsored ADR (Ireland).......................................               25,000           1,553,125
ICOS Corp. .....................................................................               25,000             368,750
Protein Design Labs, Inc........................................................               32,500           1,040,000
SangStat Medical Corp. .........................................................               20,000             676,250
Transkaryotic Therapies, Inc....................................................               35,000           1,089,375
                                                                                                            -------------

Total (Proceeds $6,874,305) ....................................................                              $ 6,519,963
                                                                                                            =============

aNon-income producing.
eSee Note 1(c) regarding joint repurchase agreement.
gSee Note 1(e) regarding securities sold short.

FRANKLIN STRATEGIC SERIES
Financial Highlights


Franklin Blue Chip Fund
                                                                                                Class I
                                                                                       ----------------------
                                                                                         Year Ended April 30,
                                                                                       ----------------------
                                                                                           1998      19975
                                                                                       ----------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................       $10.85  $10.00
                                                                                       ----------------------
Income from investment operations:
 Net investment income ..............................................................          .09     .09
 Net realized and unrealized gains ..................................................         1.67     .82
                                                                                       ----------------------
Total from investment operations ....................................................         1.76     .91
                                                                                       ----------------------
Less distributions from:
 Net investment income ..............................................................         (.06)   (.06)
 Net realized gains .................................................................         (.09)  --
                                                                                       ----------------------
Total distributions .................................................................         (.15)   (.06)
                                                                                       ----------------------
Net asset value, end of year ........................................................       $12.46  $10.85
                                                                                       ======================
Total return* .......................................................................        16.41%   9.14%

Ratios/supplemental data
Net assets, end of year (000's) .....................................................      $16,836   $5,600
Ratios to average net assets:
 Expenses ...........................................................................         1.25%   1.25%***
 Expenses excluding waiver and payments by affiliate ................................         1.95%   2.22%***
 Net investment income ..............................................................         1.04%   1.07%***
Portfolio turnover rate .............................................................        57.67%  11.14%
Average commission rate paid** ......................................................       $.0367  $.0525

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
5For the period June 3, 1996 (effective date) to April 30, 1997.

FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998


 Franklin Blue Chip Fund                                                             COUNTRY         SHARES          VALUE
 Common Stocks 93.5%
 Consumer Durables 4.4%
 General Electric Co. .......................................................     United States      3,800        $ 323,475
 Sony Corp. .................................................................         Japan          2,900          241,648
 Toyota Motor Corp. .........................................................         Japan          7,000          182,775
                                                                                                               ------------
                                                                                                                    747,898
                                                                                                               ------------
 Consumer Staples 17.8%
 Bestfoods ..................................................................     United States      3,400          186,575
 Campbell Soup Co. ..........................................................     United States      3,700          189,856
 Gillette Co. ...............................................................     United States      2,200          253,963
 Kao Corp. ..................................................................         Japan         12,000          176,644
 L'OREAL ....................................................................        France            365          174,077
 Nestle, SA, Registered Shares ..............................................      Switzerland         185          358,924
 Nike, Inc., Class B ........................................................     United States      4,300          205,325
 Panamerican Beverages, Inc., A Shares ......................................        Mexico          4,800          191,400
 PepsiCo, Inc. ..............................................................     United States      4,000          158,750
 Philip Morris Cos., Inc. ...................................................     United States      6,500          242,531
 Procter & Gamble Co. .......................................................     United States      2,200          180,813
 The Coca-Cola Co. ..........................................................     United States      4,000          303,500
 Unilever, NV, New York Shares ..............................................      Netherlands       2,600          194,025
 Wm. Wrigley Jr. Co. ........................................................     United States      2,000          178,000
                                                                                                               ------------
                                                                                                                  2,994,383
                                                                                                               ------------
 Energy 9.2%
 British Petroleum Co., Plc., Sponsored ADR .................................    United Kingdom      2,619          247,495
 Exxon Corp. ................................................................     United States      4,600          335,513
 Royal Dutch Petroleum Co., New York Shares .................................      Netherlands       5,800          328,063
 Schlumberger, Ltd. .........................................................     United States      3,600          298,350
 Total, SA, Sponsored ADR ...................................................        France          3,300          193,875
 YPF, SA, Sponsored ADR .....................................................       Argentina        4,300          149,963
                                                                                                               ------------
                                                                                                                  1,553,259
                                                                                                               ------------
 Financial Services 11.8%
 American International Group, Inc. .........................................     United States      2,575          338,773
 Charles Schwab Corp. .......................................................     United States      4,300          150,500
 Citicorp ...................................................................     United States      1,400          210,700
 Federal National Mortgage Association ......................................     United States      4,700          281,413
 HSBC Holding, Plc. .........................................................    United Kingdom     10,033          316,881
 J.P. Morgan & Co., Inc. ....................................................     United States      1,000          131,250
 Merrill Lynch & Co., Inc. ..................................................     United States      2,300          201,825
 Tokio Marine & Fire Insurance Co., Sponsored ADR ...........................         Japan          3,100          170,887
 Wells Fargo & Co. ..........................................................     United States        500          184,250
                                                                                                               ------------
                                                                                                                  1,986,479
                                                                                                               ------------
 Healthcare 11.9%
 Abbott Laboratories ........................................................     United States      2,500          182,813
 Baxter International, Inc. .................................................     United States      3,500          194,031
 Eli Lilly & Co. ............................................................     United States      4,400          306,075
 Johnson & Johnson ..........................................................     United States      3,400          242,675
 Healthcare (cont.)
 Medtronic, Inc. ............................................................     United States      3,600        $ 189,450
 Merck & Co., Inc. ..........................................................     United States      2,100          253,050
 Novartis, AG ...............................................................      Switzerland         180          297,620
 Roche Holding, AG ..........................................................      Switzerland          21          212,884
 Smithkline Beecham, Plc. ...................................................    United Kingdom     11,169          133,242
                                                                                                               ------------
                                                                                                                  2,011,840
                                                                                                               ------------
 Industrial Cyclicals 9.4%
 ABB AB, B Shares ...........................................................        Sweden          9,900          153,512
 Avery Dennison Corp. .......................................................     United States      4,600          240,924
 De Beers Consolidated Mines, AG, ADR .......................................     South Africa       8,000          206,000
 Minnesota Mining and Manufacturing Co. .....................................     United States      2,800          264,250
 Monsanto Co. ...............................................................     United States      2,400          126,900
 Praxair, Inc. ..............................................................     United States      3,500          176,094
 Rio Tinto, Plc., Sponsored ADR .............................................    United Kingdom      4,000          233,000
 Sigma-Aldrich Corp. ........................................................     United States      4,500          179,437
                                                                                                               ------------
                                                                                                                  1,580,117
                                                                                                               ------------
 Retail .8%
 Wal-Mart Stores, Inc. ......................................................     United States      2,600          131,463
                                                                                                               ------------
 Services 10.3%
 Brambles Industries, Ltd. ..................................................       Australia       10,700          220,524
 aCendant Corp. .............................................................     United States      5,922          148,050
 Disney (Walt) Co. ..........................................................     United States      1,600          198,900
 First Data Corp. ...........................................................     United States      6,700          226,963
 Hutchison Whampoa, Ltd. ....................................................       Hong Kong       23,000          142,228
 McDonald's Corp. ...........................................................     United States      2,800          173,250
 SAP, AG ....................................................................        Germany           500          236,277
 Secom ......................................................................         Japan          3,000          177,098
 Xerox Corp. ................................................................     United States      1,800          204,300
                                                                                                               ------------
                                                                                                                  1,727,590
                                                                                                               ------------
 Technology 11.9%
 aApplied Materials, Inc. ...................................................     United States      3,200          115,600
 aCisco Systems, Inc. .......................................................     United States      2,650          194,113
 Compaq Computer Corp. ......................................................     United States      4,500          126,281
 Ericsson (L.M.) Telecommunications, Sponsored ADR ..........................        Sweden          3,800          195,463
 Hewlett-Packard Co. ........................................................     United States      4,500          338,906
 Intel Corp. ................................................................     United States      3,900          315,169
 Lucent Technologies, Inc. ..................................................     United States        722           54,962
 aMicrosoft Corp. ...........................................................     United States      1,200          108,150
 Molex, Inc. ................................................................     United States      8,000          229,000
 Motorola, Inc. .............................................................     United States      3,700          205,813
 aOracle Corp. ..............................................................     United States      4,500          116,437
                                                                                                               ------------
                                                                                                                  1,999,894
                                                                                                               ------------

 Utilities and Telecommunications 6.0%
 aAirTouch Communications, Inc. .............................................     United States      1,800         $ 95,625
 Bellsouth Corp. ............................................................     United States      2,300          147,631
 Enron Corp. ................................................................     United States      3,600          177,075
 SK Telecom Co., Ltd., ADR ..................................................      South Korea         204            1,520
 Telecomunicacoes Brasileiras, SA, Sponsored ADR ............................        Brazil          1,100          133,994
 Telefonica de Espana, Sponsored ADR ........................................         Spain          1,091          136,307
 aThe AES Corp. .............................................................     United States      2,900          160,044
 VEBA, AG ...................................................................        Germany         2,400          158,216
                                                                                                               ------------
                                                                                                                  1,010,412
                                                                                                               ------------
 Total Long Term Investments (Cost $13,431,295) .............................                                    15,743,335
                                                                                                               ------------
                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                                 --------
 eRepurchase Agreement 5.9%
 Joint Repurchase Agreement, 5.487%, 5/01/98,
 (Maturity Value $990,407) (Cost $990,256) ..................................     United States   $990,256          990,256
  BancAmerica Robertson Stephens (Maturity Value $88,305)
  Barclays Capital Group, Inc. (Maturity Value $88,305)
  Bear, Stearns & Co., Inc. (Maturity Value $48,160)
  BT Alex Brown, Inc. (Maturity Value $88,305)
  Chase Securities, Inc. (Maturity Value $59,197)
  Donaldson, Lufkin, & Jenrette Securities Corp. (Maturity Value $88,305)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $88,305)
  Greenwich Capital Markets, Inc. (Maturity Value $88,305)
  Lehman Brothers, Inc. (Maturity Value $88,305)
  Paribas Corp. (Maturity Value $88,305)
  SBC Warburg Dillon Read, Inc. (Maturity Value $88,305)
  UBS Securities, L.L.C. (Maturity Value $88,305)
    Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $14,421,551) 99.4% .................................                                    16,733,591
 Other Assets, less Liabilities .6% .........................................                                       102,529
                                                                                                               ------------
 Net Assets 100.0% ..........................................................                                   $16,836,120
                                                                                                               ============

aNon-income producing
eSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin California Growth Fund
                                                                                  Class I
                                                            ------------------------------------------------
                                                                           Year Ended April 30,
                                                            ------------------------------------------------
                                                            1998      1997       1996      1995      1994
                                                            ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $19.35    $18.26     $14.03    $12.05    $10.21
                                                            ------------------------------------------------
Income from investment operations:
 Net investment income ................................         .14       .13        .20       .16       .14
 Net realized and unrealized gains ....................        6.48      1.51       6.03      3.04      2.43
                                                            ------------------------------------------------
Total from investment operations ......................        6.62      1.64       6.23      3.20      2.57
                                                            ------------------------------------------------
Less distributions from:
 Net investment income ................................        (.14)     (.12)      (.23)     (.12)     (.15)
 Net realized gains ...................................        (.86)     (.43)     (1.77)    (1.10)     (.58)
                                                            ------------------------------------------------
Total distributions ...................................       (1.00)     (.55)     (2.00)    (1.22)     (.73)
                                                            ------------------------------------------------
Net asset value, end of year ..........................      $24.97    $19.35     $18.26    $14.03    $12.05
                                                            ================================================
Total return* .........................................       34.98%     8.94%     47.42%    29.09%    25.55%

Ratios/supplemental data
Net assets, end of year (000's) .......................     $721,254   $282,898   $81,175   $13,844    $4,646
Ratios to average net assets:
 Expenses .............................................         .99%     1.08%       .71%      .25%      .09%
 Expenses excluding waiver and payments by affiliate ..         .99%     1.08%      1.09%     1.27%     1.89%
 Net investment income ................................         .67%      .84%      1.42%     1.63%     1.16%
Portfolio turnover rate ...............................       48.52%    44.81%     61.82%    79.52%   135.12%
Average commission rate paid** ........................        $.0530    $.0544     $.0536      --        --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.



                                                                                              Class II
                                                                                       ---------------------
                                                                                        Year Ended April 30,
                                                                                       ---------------------
                                                                                           1998    19977
                                                                                       ---------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................       $19.27  $18.05
                                                                                       ---------------------
Income from investment operations:
 Net investment income ..............................................................        --        .05
 Net realized and unrealized gains ..................................................         6.43    1.65
                                                                                       ---------------------
Total from investment operations ....................................................         6.43    1.70
                                                                                       ---------------------
Less distributions from:
 Net investment income ..............................................................         (.03)   (.05)
 Net realized gains .................................................................         (.86)   (.43)
                                                                                       ---------------------
Total distributions .................................................................         (.89)   (.48)
                                                                                       ---------------------
Net asset value, end of year ........................................................       $24.81  $19.27
                                                                                       =====================
Total return* .......................................................................        34.02%   9.32%

Ratios/supplemental data
Net assets, end of year (000's) .....................................................     $122,701  $24,556
Ratios to average net assets:
 Expenses ...........................................................................         1.74%   1.86%***
 Net investment income (loss) .......................................................         (.10%)   .05%***
Portfolio turnover rate .............................................................        48.52%  44.81%
Average commission rate paid** ......................................................         $.0530  $.0544

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
7For the period September 3, 1996 (effective date) to April 30, 1997.

FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998


  Franklin California Growth Fund                                                              SHARES               VALUE
     Common Stocks 90.1%
  a  Commercial Services 2.3%
  f  RemedyTemp, Inc., Class A..................................................              350,000        $ 11,112,500
     Robert Half International, Inc.............................................              160,000           8,660,000
                                                                                                           --------------
                                                                                                               19,772,500
                                                                                                           --------------
     Consumer Durables 2.2%
     K2, Inc....................................................................              250,000           5,671,875
     Mattel, Inc................................................................              300,000          11,493,750
  a  Signature Eyewear, Inc.....................................................              150,000           1,275,000
                                                                                                           --------------
                                                                                                               18,440,625
                                                                                                           --------------
     Consumer Non-Durables 1.0%
     Clorox Co. ................................................................              100,000           8,387,500
                                                                                                           --------------
     Consumer Services 2.1%
     Disney (Walt) Co. .........................................................               30,000           3,729,375
     Hilton Hotels Corp. .......................................................               75,000           2,395,313
     The McClatchy Co., Class A.................................................              175,000           5,239,062
     United Television, Inc.....................................................               60,000           6,630,000
                                                                                                           --------------
                                                                                                               17,993,750
                                                                                                           --------------
     Electronic Technology 21.7%
  a  3COM Corp. ................................................................              275,000           9,418,750
  a  Adaptec, Inc...............................................................              250,000           5,921,875
  a  Applied Materials, Inc.....................................................               75,000           2,709,375
  a  Applied Micro Circuits Corp. ..............................................              253,700           7,008,463
  a  Broadcom Corp., Class A....................................................                3,200             153,600
  a  Cisco Systems, Inc.........................................................              225,000          16,481,250
  a  Coherent, Inc..............................................................              400,000           9,500,000
     Computer Sciences Corp. ...................................................              250,000          13,187,500
  a  Cypress Semiconductor Corp. ...............................................              500,000           5,000,000
  a  Electroglas, Inc...........................................................              175,000           2,953,125
     First Virtual Corp. .......................................................              108,000           1,701,000
  a  Flextronics International, Ltd.............................................              100,000           4,750,000
     Hewlett-Packard Co. .......................................................              125,000           9,414,063
  a  Integrated Process Equipment Corp. ........................................              125,000           2,273,438
  a  Integrated Sensor Solutions, Inc...........................................              250,000           2,187,500
     Intel Corp. ...............................................................              100,000           8,081,250
  a  KLA-Tencor Corp. ..........................................................              125,000           5,039,063
  a  Komag, Inc.................................................................              500,000           7,750,000
     Linear Technology Corp. ...................................................               55,000           4,427,500
  a  Read-Rite Corp. ...........................................................              300,000           4,143,750
     Rockwell International Corp. ..............................................              100,000           5,593,750
  a  Sanmina Corp. .............................................................               55,000           4,950,000
  a  Seagate Technology, Inc....................................................              375,000          10,007,813
  a  Solectron Corp. ...........................................................               85,000           3,766,563
  a  Spectra-Physics Lasers, Inc................................................              176,500           3,154,938
  a  SpeedFam International, Inc................................................              100,000           2,900,000
  a  Sun Microsystems, Inc......................................................              200,000           8,237,500
     Electronic Technology (cont.)
  a  Uniphase Corp. ............................................................              125,000         $ 6,781,250
  a  Western Digital Corp. .....................................................              200,000           3,950,000
  a  Xilinx, Inc................................................................              250,000          11,437,500
                                                                                                           --------------
                                                                                                              182,880,816
                                                                                                           --------------
     Energy Minerals 5.7%
     Atlantic Richfield Co. (ARCO) .............................................              175,000          13,650,000
  a  Benton Oil & Gas Co. ......................................................              200,000           2,437,500
     Chevron Corp. .............................................................              150,000          12,403,125
  a  Nuevo Energy Co. ..........................................................               50,000           1,781,250
     Ultramar Diamond Shamrock Corp. ...........................................              275,000           8,885,938
     Unocal Corp. ..............................................................              225,000           9,210,938
                                                                                                           --------------
                                                                                                               48,368,751
                                                                                                           --------------
     Finance 8.4%
  a  BA Merchant Services, Inc., Class A........................................              400,000           6,000,000
     BankAmerica Corp. .........................................................              150,000          12,750,000
     Charles Schwab Corp. ......................................................              100,000           3,500,000
     Countrywide Credit Industries, Inc.........................................              225,000          10,884,375
  a  Freedom Securities Corp. ..................................................               95,900           2,127,781
     Providian Financial Corp. .................................................              175,000          10,532,813
  a  Silicon Valley Bancshares .................................................              148,700           9,702,675
     United Panam Financial Corp. ..............................................               99,800           1,322,350
     Washington Mutual, Inc.....................................................              100,000           7,006,250
     Zenith National Insurance Corp. ...........................................              250,000           7,031,250
                                                                                                           --------------
                                                                                                               70,857,494
                                                                                                           --------------
     Health Services 2.4%
  a  Access Health, Inc.........................................................              100,000           3,375,000
  a,fCohr, Inc. ................................................................              425,000           3,320,313
     McKesson Corp. ............................................................               50,000           3,534,375
  a  Total Renal Care Holdings, Inc.............................................              300,000           9,937,500
                                                                                                           --------------
                                                                                                               20,167,188
                                                                                                           --------------
     Health Technology 5.2%
  a  Chiron Corp. ..............................................................              400,000           7,750,000
  a  Dura Pharmaceuticals, Inc..................................................              250,000           6,625,000
  a  Inhale Therapeutic Systems ................................................              300,000           8,400,000
     Mentor Corp. ..............................................................              225,000           6,117,188
  a  Molecular Devices Corp. ...................................................              180,000           3,037,500
  a  Nanogen, Inc...............................................................              185,000           1,780,625
  a  Penederm, Inc..............................................................              266,800           3,001,500
  a  The Cooper Companies, Inc..................................................              173,900           6,684,281
                                                                                                           --------------
                                                                                                               43,396,094
                                                                                                           --------------
     Industrial Services 4.0%
  a  Catalytica, Inc............................................................              273,400           3,964,300
  a  Emcon .....................................................................              275,400           1,377,000
     Industrial Services (cont.)
     Granite Construction, Inc..................................................              220,000         $ 6,503,750
  a  UNOVA, Inc.................................................................               65,000           1,511,250
  a  Varco International, Inc...................................................              500,000          15,375,000
  a  Western Atlas, Inc.........................................................               65,000           5,135,000
                                                                                                           --------------
                                                                                                               33,866,300
                                                                                                           --------------
     Non-Energy Minerals .8%
     Reliance Steel & Aluminum Co. .............................................              164,000           6,621,500
                                                                                                           --------------
     Process Industries 1.4%
     Avery Dennison Corp. ......................................................              225,000          11,784,375
                                                                                                           --------------
     Producer Manufacturing 1.4%
  a  International Manufacturing Services, Inc..................................              100,000             993,750
  a  Simpson Manufacturing Co., Inc.............................................               75,000           3,121,875
     Superior Industries International, Inc.....................................              225,000           7,228,125
  a  US Filter Corp. ...........................................................               25,000             815,625
                                                                                                           --------------
                                                                                                               12,159,375
                                                                                                           --------------
     Real Estate 6.9%
     Alexandria Real Estate Equities, Inc.......................................              150,000           4,940,625
     AMB Property Corp. ........................................................              250,000           5,750,000
     Arden Realty, Inc..........................................................              450,000          12,628,125
     Burnham Pacific Properties, Inc............................................              575,000           8,121,875
  a  Catellus Development Corp. ................................................              325,000           5,789,062
     Innkeepers USA Trust ......................................................              450,000           6,806,250
     Irvine Apartment Communities, Inc..........................................              150,000           4,584,375
  c  Pacific Retail Trust ......................................................              359,922           4,678,986
     Spieker Properties, Inc....................................................              125,000           4,953,125
                                                                                                           --------------
                                                                                                               58,252,423
                                                                                                           --------------
  a  Retail Trade 5.2%
     Cost Plus, Inc.............................................................              218,000           7,057,750
     Costco Co., Inc............................................................              150,000           8,381,250
     Federated Department Stores, Inc...........................................              100,000           4,918,750
     Foodmaker, Inc.............................................................              100,000           1,900,000
     Guitar Center, Inc.........................................................               15,000             427,500
     Safeway, Inc...............................................................              300,000          11,475,000
     Viking Office Products, Inc................................................              400,000           9,675,000
                                                                                                           --------------
                                                                                                               43,835,250
                                                                                                           --------------
     Technology Services 14.1%
  a  Activision, Inc............................................................              390,000           4,241,250
     Autodesk, Inc..............................................................              200,000           9,400,000
  b  Brio Technology, Inc.......................................................                4,700              51,700
  a  BroadVision, Inc...........................................................               76,900           1,422,650
  a  Clarify, Inc...............................................................              330,000           4,537,500
  a  Documentum, Inc............................................................               75,000           4,040,625
  a  E*TRADE Group, Inc.........................................................              150,000           3,740,625
     Technology Services (cont.)
  a  Electronic Arts, Inc.......................................................              225,000        $ 10,406,250
  a  HNC Software, Inc..........................................................              290,000          11,310,000
  a  i2 Technologies, Inc.......................................................               75,000           5,006,250
  a  Integrated Systems, Inc....................................................              250,000           4,718,750
  a  Mercury Interactive Corp. .................................................              100,000           4,050,000
  a  MetaCreations Corp. .......................................................              425,000           4,462,500
  a  Oracle Corp. ..............................................................              100,000           2,587,500
  a  Parametric Technology Corp. ...............................................              100,000           3,196,880
  a  PeopleSoft, Inc............................................................               50,000           2,325,000
  a  Remedy Corp. ..............................................................              150,000           3,309,375
  a  Synopsys, Inc..............................................................              325,000          13,975,000
  a  Vantive Corp. .............................................................              330,000          10,560,000
  a  VERITAS Software Corp. ....................................................               89,700           4,911,075
  a  Wind River Systems, Inc....................................................              300,000          10,387,500
                                                                                                           --------------
                                                                                                              118,640,430
                                                                                                           --------------
     Transportation 1.8%
     Air Express International Corp. ...........................................              300,000           7,875,000
     Expeditors International of Washington, Inc................................              170,000           7,225,000
                                                                                                           --------------
                                                                                                               15,100,000
                                                                                                           --------------
     Utilities 3.5%
  a  AirTouch Communications, Inc...............................................              200,000          10,625,000
     California Water Service Group ............................................              180,000           4,826,250
     Enova Corp. ...............................................................              400,000          10,700,000
     Southern California Water Co. .............................................              140,000           3,255,000
                                                                                                           --------------
                                                                                                               29,406,250
                                                                                                           --------------
     Total Common Stocks (Cost $646,581,313) ...................................                              759,930,621
                                                                                                           --------------
     Convertible Preferred Stocks .7%
     Glenborough Realty Trust, Inc., cvt., pfd., 7.75%, Series A (Cost $6,000,000)            240,000           6,120,000
                                                                                                           --------------


                                                                                            PRINCIPAL
                                                                                              AMOUNT
                                                                                          ------------
     Convertible Bonds 1.7%
     Activision, Inc., cvt. sub. notes, 144A, 6.75%,1/1/05 .....................          $ 3,000,000           2,595,000
     Heartport, Inc., cvt. deb., 144A, 7.25%, 5/01/04 ..........................            3,500,000           2,646,870
     Hexcel Corp., cvt. sub. notes, 7.00%, 8/01/03 .............................            2,000,000           3,752,500
     US Filter Corp., cvt. sub. notes, 4.50%, 12/15/01 .........................            5,000,000           5,250,000
                                                                                                           --------------
     Total Convertible Bonds (Cost $13,912,286) ................................                               14,244,370
                                                                                                           --------------
     Total Long Term Investments (Cost $666,493,599)                                                          780,294,991
                                                                                                           --------------

  e  Repurchase Agreement 7.8%
     Joint Repurchase Agreement, 5.487%, 5/01/98,
     (Maturity Value $66,067,133) (Cost $66,057,064) ...........................          $66,057,064        $ 66,057,064
      BancAmerica Robertson Stephens (Maturity Value $5,890,546)
      Barclays Capital Group, Inc. (Maturity Value $5,890,546)
      Bear, Stearns & Co., Inc. (Maturity Value $3,212,845)
      BT Alex Brown, Inc. (Maturity Value $5,890,546)
      Chase Securities, Inc. (Maturity Value $3,948,833)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $5,890,546)
      Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $5,890,546)
      Greenwich Capital Markets, Inc. (Maturity Value $5,890,545)
      Lehman Brothers, Inc. (Maturity Value $5,890,545)
      Paribas Corp. (Maturity Value $5,890,545)
      SBC Warburg Dillon Read, Inc. (Maturity Value $5,890,545)
      UBS Securities, L.L.C. (Maturity Value $5,890,545)
        Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $732,550,663) 100.3% ..............................                              846,352,055
     Other Assets, less Liabilities (.3%) ......................................                               (2,396,971)
                                                                                                           --------------
     Net Assets 100.0% .........................................................                             $843,955,084
                                                                                                           ==============

aNon-income producing.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
cSee Note 8 regarding restricted securities.
eSee Note 1 (c) regarding joint repurchase agreement.
fSee Note 9 regarding holdings of 5% voting securities.

FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Global Health Care Fund
                                                                               Class I
                                                            ------------------------------------------------
                                                                          Year Ended April 30,
                                                            ------------------------------------------------
                                                            1998      1997       1996      1995      1994
                                                            ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $16.11    $19.34     $11.45    $10.43    $ 8.88
                                                            ------------------------------------------------
Income from investment operations:
 Net investment income (loss) .........................        (.14)     (.06)       .11       .08       .07
 Net realized and unrealized gains (losses) ...........        4.58     (2.75)      8.96      1.56      1.86
                                                            ------------------------------------------------
Total from investment operations ......................        4.44     (2.81)      9.07      1.64      1.93
                                                            ------------------------------------------------
Less distributions from:
 Net investment income ................................        (.09)     (.04)      (.13)     (.06)     (.08)
 Net realized gains ...................................       (1.18)     (.38)     (1.05)     (.56)     (.30)
                                                            ------------------------------------------------
Total distributions ...................................       (1.27)     (.42)     (1.18)     (.62)     (.38)
                                                            ------------------------------------------------
Net asset value, end of year ..........................      $19.28    $16.11     $19.34    $11.45    $10.43
                                                            ================================================
Total return* .........................................       28.22%   (14.71%)    82.78%    16.33%    21.93%

Ratios/supplemental data
Net assets, end of year (000's) .......................     $176,545  $150,653   $108,914   $12,906    $5,795
Ratios to average net assets:
 Expenses .............................................        1.15%     1.14%       .73%      .25%      .10%
 Expenses excluding waiver and payments by affiliate ..        1.15%     1.14%      1.16%     1.37%     1.74%
 Net investment income (loss) .........................        (.67%)    (.39%)      .50%      .80%      .68%
Portfolio turnover rate ...............................       66.84%    73.17%     54.78%    93.79%   110.82%
Average commission rate paid** ........................      $.0358    $.0368     $.0709        --        --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.



                                                                                              CLASS II
                                                                                     ------------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                                     ------------------------
                                                                                           1998   19977
                                                                                     ------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................       $16.07  $17.37
                                                                                     ------------------------
Income from investment operations:
 Net investment loss ................................................................         (.20)   (.07)
 Net realized and unrealized gains (losses) .........................................         4.48    (.85)
                                                                                     ------------------------
Total from investment operations ....................................................         4.28    (.92)
                                                                                     ------------------------
Less distributions from:
 Net realized gains .................................................................        (1.18)   (.38)
                                                                                     ------------------------
Net asset value, end of year ........................................................       $19.17  $16.07
                                                                                     ========================
Total return* .......................................................................        27.22%  (5.47%)

Ratios/supplemental data
Net assets, end of year (000's) .....................................................       $25,321 $10,099
Ratios to average net assets:
 Expenses ...........................................................................         1.90%   1.92%***
 Net investment loss ................................................................        (1.44%) (1.29%)***
Portfolio turnover rate .............................................................        66.84%  73.17%
Average commission rate paid** ......................................................    $.0358  $.0368

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
7For the period September 3, 1996 (effective date) to April 30, 1997.



FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998


 Franklin Global Health Care Fund                                                  COUNTRY        SHARES              VALUE
 Common Stocks 93.9%
aAlternate Site Providers 11.8%
 National Surgery Centers, Inc. .............................................     United States   200,000       $ 5,675,000
 Renal Care Group, Inc. .....................................................     United States    237,500        9,084,375
 Total Renal Care Holdings, Inc. ............................................     United States    275,000        9,109,375
                                                                                                              -------------
                                                                                                                 23,868,750
                                                                                                              -------------
 aBiotechnology 13.0%
 DepoTech Corp. .............................................................     United States    350,000        1,607,830
 Ligand Pharmaceuticals, Class B ............................................     United States    325,000        4,712,500
 Neurogen Corp. .............................................................     United States    124,600        2,305,100
 Serologicals Corp. .........................................................     United States    414,100       12,423,000
 Vertex Pharmaceuticals, Inc. ...............................................     United States    170,000        5,291,250
                                                                                                              -------------
                                                                                                                 26,339,680
                                                                                                              -------------
 aHospitals 2.3%
 Tenet Healthcare Corp. .....................................................     United States    125,000        4,679,688
                                                                                                              -------------
 Managed Care and HMOs 3.5%
 United Healthcare Corp. ....................................................     United States    100,000        7,025,000
                                                                                                              -------------
 Medical Technology and Supplies 20.2%
 aBoston Scientific Corp. ...................................................     United States    100,000        7,231,250
 Cochlear, Ltd. .............................................................       Australia      225,000          990,227
 aESC Medical Systems, Ltd. .................................................        Israel        485,000       15,762,500
 Mentor Corp. ...............................................................     United States    120,000        3,262,500
 aMolecular Devices Corp. ...................................................     United States    270,000        4,556,250
 aOrthoLogic Corp. ..........................................................     United States    500,000        3,000,000
 aSomnus Medical Technologies, Inc. .........................................     United States    290,000        3,480,000
 aTechnical Chemicals and Products, Inc. ....................................     United States    250,000        2,468,750
                                                                                                              -------------
                                                                                                                 40,751,477
                                                                                                              -------------
 aNursing Homes 3.3%
 Assisted Living Concepts, Inc. .............................................     United States    200,000        3,675,000
 Centennial Healthcare Corp. ................................................     United States    125,000        2,968,750
                                                                                                              -------------
                                                                                                                  6,643,750
                                                                                                              -------------
 aMiscellaneous 5.0%
 fCohr, Inc. ................................................................     United States    405,500        3,167,969
 Healthcare Recoveries, Inc. ................................................     United States    210,000        5,013,750
 Pharmaceutical Product Development, Inc. ...................................     United States     75,000        1,879,688
                                                                                                              -------------
                                                                                                                 10,061,407
                                                                                                              -------------
 Pharmaceuticals 3.2%
 Novartis, AG ...............................................................      Switzerland       3,900        6,448,430
                                                                                                              -------------
 aPhysician Practice Management 5.0%
 Advanced Health Corp. ......................................................     United States    340,000        4,845,000
 Pediatrix Medical Group, Inc. ..............................................     United States    125,000        5,273,438
                                                                                                              -------------
                                                                                                                 10,118,438
                                                                                                              -------------

 Software and Information Systems 4.6%
 aAccess Health, Inc. .......................................................     United States    100,000      $ 3,375,000
 HBO & Co. ..................................................................     United States     75,000        4,485,938
 aTransitions Systems, Inc. .................................................     United States     67,900        1,527,750
                                                                                                              -------------
                                                                                                                  9,388,688
                                                                                                              -------------
 aSpecialty Pharmaceuticals 21.3%
 Algos Pharmaceutical Corp. .................................................     United States    250,000        8,218,750
 Anesta Corp. ...............................................................     United States     75,000        1,293,750
  fCIMA Labs, Inc. ..........................................................     United States    625,000        2,578,122
 Dura Pharmaceuticals, Inc. .................................................     United States    150,000        3,975,000
 Ethical Holdings, Plc., ADR ................................................    United Kingdom    100,000          187,500
 Heska Corp. ................................................................     United States    125,000        1,625,000
 Inhale Therapeutic Systems .................................................     United States    251,400        7,039,200
 Matrix Pharmaceutical, Inc. ................................................     United States    156,200          702,900
 Noven Pharmaceutical, Inc. .................................................     United States    113,800          739,700
  fPenederm, Inc. ...........................................................     United States    525,000        5,906,250
 Shire Pharmaceuticals Group, Plc., ADR .....................................     United States     76,300        1,716,750
 Zonagen, Inc. ..............................................................     United States    260,000        9,035,000
                                                                                                              -------------
                                                                                                                 43,017,922
                                                                                                              -------------
 aWholesalers/Distributors .7%
 Grupo Casa Autrey, SA de CV, ADR ...........................................        Mexico        100,000        1,325,000
                                                                                                              -------------
 Total Long Term Investments (Cost $166,158,408) ............................                                   189,668,230
                                                                                                              -------------
                                                                                                 PRINCIPAL
                                                                                                   AMOUNT
                                                                                               ------------
 eRepurchase Agreement 3.2%
 Joint Repurchase Agreement, 5.487%, 5/01/98 (Maturity Value $6,443,258)
  (Cost $6,442,276) .........................................................     United States $6,442,276        6,442,276
   BancAmerica Robertson Stephens (Maturity Value $574,481)
   Barclays Capital Group, Inc. (Maturity Value $574,481)
   Bear, Stearns & Co., Inc. (Maturity Value $313,335)
   BT Alex Brown, Inc. (Maturity Value $574,481)
   Chase Securities, Inc. (Maturity Value $385,113)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $574,481)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $574,481)
   Greenwich Capital Markets, Inc. (Maturity Value $574,481)
   Lehman Brothers, Inc. (Maturity Value $574,481)
   Paribas Corp. (Maturity Value $574,481)
   SBC Warburg Dillon Read, Inc. (Maturity Value $574,481)
   UBS Securities, L.L.C. (Maturity Value $574,481)
    Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $172,600,684) 97.1% ................................                                   196,110,506
 Other Assets, less Liabilities 2.9% ........................................                                     5,755,129
                                                                                                              -------------
 Net Assets 100.0% ..........................................................                                  $201,865,635
                                                                                                              =============

aNon-income producing.
eSee Note 1(c) regarding joint repurchase agreement.
fSee Note 9 regarding holdings of 5% voting securities.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Global Utilities Fund
                                                                                 Class I
                                                             -----------------------------------------------
                                                                           Year Ended April 30,
                                                             -----------------------------------------------
                                                              1998      1997       1996      1995      1994
                                                             -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $14.46    $14.28     $12.23    $12.60    $11.36
                                                             -----------------------------------------------
Income from investment operations:
 Net investment income ................................         .33       .42        .37       .42       .30
 Net realized and unrealized gains (losses) ...........        4.69      1.35       2.39      (.07)     1.28
                                                             -----------------------------------------------
Total from investment operations ......................        5.02      1.77       2.76       .35      1.58
                                                             -----------------------------------------------
Less distributions from:
 Net investment income ................................        (.37)     (.38)      (.39)     (.36)     (.30)
 Net realized gains ...................................       (1.75)    (1.21)      (.32)     (.36)     (.04)
                                                             -----------------------------------------------
Total distributions ...................................       (2.12)    (1.59)      (.71)     (.72)     (.34)
                                                             -----------------------------------------------
Net asset value, end of year ..........................      $17.36    $14.46     $14.28    $12.23    $12.60
                                                             ===============================================
Total return* .........................................       37.02%    12.94%     23.27%     3.17%    14.04%

Ratios/supplemental data
Net assets, end of year (000's) .......................    $226,594   $174,023  $167,225  $119,250  $124,188
Ratios to average net assets:
 Expenses .............................................        1.03%     1.00%      1.04%     1.12%      .84%
 Expenses excluding waiver and payments by affiliate ..        1.03%     1.00%      1.04%     1.12%     1.28%
 Net investment income ................................        2.02%     2.82%      2.85%     3.47%     2.95%
Portfolio turnover rate ...............................       45.51%    47.55%     50.51%    16.65%    16.28%
Average commission rate paid** ........................        $.0277    $.0150     $.0313      --        --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.



                                                                                        Class II
                                                                                --------------------------
                                                                                   Year Ended April 30,
                                                                                --------------------------
                                                                                 1998      1997      1996
                                                                                --------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................     $14.37    $14.24    $12.23
                                                                                --------------------------
Income from investment operations:
 Net investment income ....................................................        .24       .32       .37
 Net realized and unrealized gains ........................................       4.66      1.33      2.32
                                                                                --------------------------
Total from investment operations ..........................................       4.90      1.65      2.69
                                                                                --------------------------
Less distributions from:
 Net investment income ....................................................       (.27)     (.31)     (.36)
 Net realized gains .......................................................      (1.75)    (1.21)     (.32)
                                                                                --------------------------
Total distributions .......................................................      (2.02)    (1.52)     (.68)
                                                                                --------------------------
Net asset value, end of year ..............................................     $17.25    $14.37    $14.24
                                                                                ==========================
Total return* .............................................................      36.21%    12.04%    22.63%

Ratios/supplemental data
Net assets, end of year (000's) ...........................................   $16,324    $8,467    $2,727
Ratios to average net assets:
 Expenses .................................................................       1.78%     1.77%     1.81%
 Net investment income ....................................................       1.29%     1.98%     2.10%
Portfolio turnover rate ...................................................      45.51%    47.55%    50.51%
Average commission rate paid** ............................................     $.0277    $.0150    $.0313

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.


FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998

 Franklin Global Utilities Fund                                                    COUNTRY        SHARES              VALUE
 Common Stocks 94.0%
 Electric & Gas Utilities 52.3%
 Beijing Datang Power Generation Co., Ltd. ..................................       Hong Kong      509,000        $ 206,991
 BSES, Ltd., 144A ...........................................................         India         21,400          351,495
 CINergy Corp. ..............................................................     United States     67,000        2,336,625
 Coastal Corp. ..............................................................     United States     34,000        2,428,875
 Companhia Paranaense de Energia-Copel, Sponsored ADR .......................        Brazil         41,700          594,225
 Dominion Resources, Inc. ...................................................     United States     69,700        2,757,506
 Duke Energy Corp. ..........................................................     United States    155,701        9,011,195
 Empresa Nacional de Electricidad, SA, Sponsored ADR ........................         Chile        160,000        2,790,000
 Enron Corp. ................................................................     United States    127,000        6,246,813
 Entergy Corp. ..............................................................     United States     77,000        1,915,375
 Espoon Sahko Oy, 144A ......................................................        Finland       195,000        4,832,003
 EVN Energie-Versorgung Niederoesterreich, AG ...............................        Austria         3,360          496,229
 Florida Progress Corp. .....................................................     United States    105,000        4,265,625
 FPL Group, Inc. ............................................................     United States     39,000        2,420,438
 Hong Kong Electric Holdings, Ltd. ..........................................       Hong Kong      687,500        2,112,381
 aHuaneng Power International, Inc., Sponsored ADR ..........................         China         62,000        1,364,000
 Korea Electric Power Corp. .................................................      South Korea      25,530          347,659
 Light Servicos de Eletricidade, SA .........................................        Brazil      2,750,000        1,105,769
 MCN Corp. ..................................................................     United States     26,700        1,007,925
 MDU Resources Group, Inc. ..................................................     United States     88,800        3,080,250
 MidAmerican Energy Holdings Co. ............................................     United States     43,600          921,050
 National Fuel Gas Co. ......................................................     United States    109,000        5,014,000
 National Power, Plc. .......................................................    United Kingdom     97,500          950,400
 New Century Energies, Inc. .................................................     United States     50,000        2,375,000
 New Jersey Resources Corp. .................................................     United States    125,400        4,733,850
 Northwestern Public Service Co. ............................................     United States    150,000        3,337,500
 aNRG Generating (U.S), Inc. ................................................     United States    260,500        3,940,063
 OGE Energy Corp. ...........................................................     United States     16,700          917,456
 Pacific Enterprises ........................................................     United States    176,000        6,853,000
 Pacific Gas & Electric Co. .................................................     United States    100,000        3,237,500
 Pinnacle West Capital Corp. ................................................     United States     60,000        2,655,000
 PowerGen, Plc. .............................................................    United Kingdom    102,000        1,380,545
 RWE, AG ....................................................................        Germany        70,000        3,580,942
 Scottish Power, Plc. .......................................................    United Kingdom    180,000        1,648,498
 Shandong Huaneng Power Co., Ltd., Sponsored ADR ............................         China         45,600          330,600
 SIG Corp., Inc. ............................................................     United States     61,800        1,826,963
 Sonat, Inc. ................................................................     United States     85,000        3,771,875
 Southern Co. ...............................................................     United States    146,500        3,882,250
 Southern Electric, Plc. ....................................................    United Kingdom     95,446          885,695
 TECO Energy, Inc.  .........................................................     United States    126,900        3,378,713
 Texas Utilities Co. ........................................................     United States     86,400        3,456,000
 TNP Enterprises, Inc. ......................................................     United States    140,000        4,515,000
 Tokyo Electric Power Co. ...................................................         Japan         48,000          920,911
 Tokyo Gas Co., Ltd. ........................................................         Japan        700,000        1,584,046
 Transportadora de Gas del Sur, SA, Sponsored ADR ...........................       Argentina      179,000        2,069,688
 aThe AES Corp. .............................................................     United States    140,000        7,726,250
 Viag, AG ...................................................................        Germany         2,600        1,327,746
 Electric & Gas Utilities (cont.)
 Western Resources, Inc. ....................................................     United States      1,700         $ 66,406
 Wing Shan International, Ltd. ..............................................       Hong Kong      340,000           45,649
                                                                                                               ------------
                                                                                                                127,003,975
                                                                                                               ------------
 aElectronic Technology .1%
 NCR Corp. ..................................................................     United States      4,375          160,508
                                                                                                               ------------
 Telecommunications Services/Equipment 41.6%
 aAirTouch Communications, Inc. .............................................     United States    135,150        7,179,844
 Alcatel Alsthom ............................................................        France          5,000          926,426
 Ameritech Corp. ............................................................     United States     20,000          851,250
 aApplied Micro Circuits Corp. ..............................................     United States     40,700        1,124,338
 aArch Communications Group, Inc. ...........................................     United States    285,000        1,620,938
 aAscend Communications, Inc. ...............................................     United States     13,300          579,381
 Bellsouth Corp. ............................................................     United States     50,000        3,209,375
 aBroadcom Corp., Class A ...................................................     United States      1,000           48,000
 aChina Telecom (Hong Kong), Ltd., Sponsored ADR ............................       Hong Kong      109,900        4,244,888
 aEsat Telecom Group, Plc., ADR .............................................        Ireland        85,000        2,720,000
 aEsprit Telecom Group, Plc., ADR ...........................................    United Kingdom     91,900        1,458,913
 aGlobal TeleSystems Group, Inc. ............................................     United States     95,300        4,479,100
 aGrupo Iusacell, SA, Series D  .............................................        Mexico         44,400           53,835
 aGrupo Iusacell, SA, Series L, Sponsored ADR  ..............................        Mexico         73,000        1,414,375
 Hellenic Telecommunications Organization, SA ...............................        Greece        116,585        3,336,879
 aICG Communications, Inc. ..................................................     United States    240,000        8,400,000
 aIntermedia Communications, Inc. ...........................................     United States     56,900        4,152,812
 aItron, Inc. ...............................................................     United States    104,500        1,600,156
 aLightbridge, Inc. .........................................................     United States    100,000        1,200,000
 aPaging Network, Inc. ......................................................     United States    275,000        3,867,188
 Pakistan Telecommunications Corp., Sponsored GDR ...........................       Pakistan         3,127          220,454
 Philippine Long Distance Telephone Co., Sponsored ADR  .....................      Philippines      10,835          292,555
 Portugal Telecom, SA .......................................................       Portugal       119,900        6,443,118
 aPrimus Telecommunications Group, Inc. .....................................     United States     13,000          310,375
 PT Indosat .................................................................       Indonesia      750,000        1,086,687
 PT Indosat, ADR ............................................................       Indonesia       21,200          299,450
 aRELTEC Corp. ..............................................................     United States    123,000        4,904,625
 aRural Cellular Corp., Class A .............................................     United States     95,700        1,698,675
 SBC Communications, Inc. ...................................................     United States    115,800        4,798,463
 Tele Danmark, A/S, Class B .................................................        Denmark         7,830          657,921
 Tele Danmark, A/S, Sponsored ADR  ..........................................        Denmark       133,540        5,608,680
 Telecom Corp. of New Zealand, Ltd., ADR ....................................      New Zealand      91,400        1,965,100
 Telecom Italia, SpA ........................................................         Italy      1,004,767        5,295,589
 Telecomunicacoes Brasileiras, SA, Sponsored ADR ............................        Brazil         16,000        1,949,000
 Telefonica de Argentina, ADS ...............................................       Argentina       34,200        1,318,838
 Telefonica de Espana, Sponsored ADR  .......................................         Spain         27,110        3,387,056
 Telefonica del Peru, SA, Sponsored ADR .....................................         Peru         169,000        3,739,125
 Total Access Communication Public Co., Ltd. ................................       Thailand       600,000          834,000

 Telecommunications Services/Equipment (cont.)
 Videsh Sanchar Nigam, Ltd., Sponsored GDR, 144A ............................         India        140,000      $ 1,732,500
 aWorldCom, Inc. ............................................................     United States     50,000        2,139,058
                                                                                                               ------------
                                                                                                                101,148,967
                                                                                                               ------------
 Total Common Stocks (Cost $173,513,333) ....................................                                   228,313,450
                                                                                                               ------------
 Preferred Stocks .5%
 Electric Gas & Utilities
 Eletropaulo Metropolitana-Electricidade de Sao Paulo, SA, pfd. .............        Brazil      7,500,000          883,086
 aEmpresa Bandeirante de Energia, SA, pfd. ..................................        Brazil      7,500,000          255,682
 aEmpresa Metropolitana de Aguas e Energia, SA, pfd. ........................        Brazil      7,500,000           14,423
 aEmpresa Paulista de Transmissao de Energia Eletrica, SA, pfd. .............        Brazil      7,500,000           51,136
                                                                                                               ------------
 Total Preferred Stock (Cost $1,582,356) ....................................                                     1,204,327
                                                                                                               ------------
 Convertible Preferred Stocks 2.9%
 Telecommunications
 cCMS Energy Corp., cvt., pfd. ..............................................     United States     35,000        2,091,250
 Nortel Inversora, SA, 10.00%, cvt., pfd. ...................................       Argentina       80,000        5,040,000
                                                                                                               ------------
 Total Convertible Preferred Stock (Cost $7,079,000) ........................                                     7,131,250
                                                                                                               ------------
 Total Long Term Investments (Cost $182,174,689) ............................                                   236,649,027
                                                                                                               ------------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                                ----------
 eRepurchase Agreement 3.8%
 Joint Repurchase Agreement, 5.487%, 5/01/98, (Maturity Value $9,253,277)
  (Cost $9,251,867)..........................................................     United States $9,251,867        9,251,867
   BancAmerica Robertson Stephens (Maturity Value $825,022)
   Barclays Capital Group, Inc. (Maturity Value $825,022)
   Bear, Stearns & Co., Inc. (Maturity Value $449,987)
   BT Alex Brown, Inc. (Maturity Value $825,022)
   Chase Securities, Inc. (Maturity Value $553,070)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $825,022)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $825,022)
   Greenwich Capital Markets, Inc. (Maturity Value $825,022)
   Lehman Brothers, Inc. (Maturity Value $825,022)
   Paribas Corp. (Maturity Value $825,022)
   SBC Warburg Dillon Read, Inc. (Maturity Value $825,022)
   UBS Securities, L.L.C. (Maturity Value $825,022)
    Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $191,426,556) 101.2% ...............................                                   245,900,894
 Other Assets, less Liabilities (1.2%) ......................................                                   (2,982,907)
                                                                                                               ------------
 Net Assets 100.0% ..........................................................                                  $242,917,987
                                                                                                               ============


aNon-income producing.
cSee Note 8 regarding restricted securities.
eSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin MidCap Growth Fund
                                                                             Class I
                                                           ----------------------------------------------
                                                                         Year Ended April 30,
                                                           ----------------------------------------------
                                                            1998      1997       1996      1995   19946
                                                           ----------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................     $13.34    $14.24     $10.81    $10.05  $10.00
                                                           ----------------------------------------------
Income from investment operations:
 Net investment income (loss) .........................      --         (.02)       .18       .21     .15
 Net realized and unrealized gains ....................       4.66       .93       3.59       .77     .01
                                                           ----------------------------------------------
Total from investment operations ......................       4.66       .91       3.77       .98     .16
                                                           ----------------------------------------------
Less distributions from:
 Net investment income ................................      --         (.05)      (.21)     (.20)   (.08)
 Net realized gains ...................................       (.56)    (1.76)      (.13)     (.02)   (.03)
                                                           ----------------------------------------------
Total distributions ...................................       (.56)    (1.81)      (.34)     (.22)   (.11)
                                                           ----------------------------------------------
Net asset value, end of year ..........................     $17.44    $13.34     $14.24    $10.81  $10.05
                                                           ==============================================
Total return* .........................................      35.53%     6.31%     35.40%    10.06%   1.62%

Ratios/supplemental data
Net assets, end of year (000's) .......................    $29,864   $12,853     $7,575    $5,591  $5,079
Ratios to average net assets:
 Expenses .............................................       1.17%     1.07%       .16%    --      --
 Expenses excluding waiver and payments by affiliate ..       1.17%     1.07%       .96%      .98%    .91%***
 Net investment income (loss) .........................       (.03%)    (.22%)     1.42%     2.12%   2.21%***
Portfolio turnover rate ...............................      50.16%    76.35%    102.65%   163.54%  70.53%
Average commission rate paid** ........................     $.0621    $.0550     $.0467        --      --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.
***Annualized
6For the period August 17, 1993 (effective date) to April 30, 1994.



FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998


  Franklin MidCap Growth Fund                                                                     SHARES             VALUE
     Common Stocks 86.2%
     Commercial Services 5.6%
  a  Applied Graphic Technologies, Inc. ........................................                7,000           $ 350,000
     Norrell Corp. .............................................................                2,600              54,763
  a  Robert Half International, Inc. ...........................................                6,900             373,463
  a  Sylvan Learning Systems, Inc. .............................................               12,500             617,188
  a  Valassis Communications, Inc. .............................................                7,000             274,750
                                                                                                              -----------
                                                                                                                1,670,164
                                                                                                              -----------
     Consumer Durables 4.3%
     Callaway Golf Co.  ........................................................                9,300             253,425
     Clayton Homes, Inc. .......................................................               27,375             549,211
  a  Electronic Arts, Inc. .....................................................                6,500             300,625
     K2, Inc. ..................................................................                8,000             181,500
                                                                                                              -----------
                                                                                                                1,284,761
                                                                                                              -----------
     Consumer Non-Durables 5.6%
  a  Consolidated Cigar Holdings, Inc. .........................................               11,200             154,700
  a  Jones Apparel Group, Inc. .................................................               10,000             598,125
     The Estee Lauder Cos., Inc., Class A ......................................                8,300             551,431
  a  Tommy Hilfiger Corp. ......................................................                5,900             359,900
                                                                                                              -----------
                                                                                                                1,664,156
                                                                                                              -----------
     Consumer Services 11.6%
  a  Apollo Group, Inc., Class A ...............................................               18,000             616,500
  a  CapStar Hotel Co. .........................................................                8,600             276,275
  a  Chancellor Media Corp. ....................................................                5,500             260,906
  a  DeVry, Inc. ...............................................................               16,100             609,788
  a  Education Management Corp. ................................................                7,900             274,525
  a  Host Marriott Corp. .......................................................               13,000             252,688
  a  Mirage Resorts, Inc. ......................................................               14,000             308,875
  a  Starbucks Corp. ...........................................................                5,500             264,688
     Starwood Hotels & Resorts  ................................................                6,000             301,125
     The McClatchy Co., Class A ................................................                9,800             293,388
                                                                                                              -----------
                                                                                                                3,458,758
                                                                                                              -----------
  a  Electronic Technology 5.5%
     Computer Sciences Corp. ...................................................                5,000             263,750
     ICG Communications, Inc. ..................................................                8,400             294,000
     Komag, Inc. ...............................................................               13,600             210,800
     Seagate Technology, Inc. ..................................................                4,800             128,100
     Tellabs, Inc. .............................................................                8,600             609,525
     Western Digital Corp. .....................................................                6,600             130,350
                                                                                                              -----------
                                                                                                                1,636,525
                                                                                                              -----------
  a  Energy Minerals 1.0%
     Barrett Resources Corp. ...................................................                8,000             297,000
                                                                                                              -----------
     Finance 9.1%
     BankBoston Corp. ..........................................................                2,600             280,638
     Countrywide Credit Industries, Inc. .......................................                6,900             333,788
     Finance (cont.)
  a  E*TRADE Group, Inc. .......................................................               10,000           $ 249,375
     Espirito Santo Financial Group, ADR (Luxembourg) ..........................               11,400             294,263
     EVEREN Capital Corp. ......................................................                5,000             265,938
     Hartford Life, Inc., Class A ..............................................                7,600             375,725
  a,bHeller Financial, Inc. ....................................................                1,600              43,200
     Providian Financial Corp. .................................................                4,700             282,881
     Republic New York Corp. ...................................................                2,000             267,500
     The PMI Group, Inc. .......................................................                4,000             325,000
                                                                                                              -----------
                                                                                                                2,718,308
                                                                                                              -----------
  a  Health Services 2.0%
     HEALTHSOUTH Corp.  ........................................................                9,300             280,744
     Total Renal Care Holdings, Inc. ...........................................                9,800             324,625
                                                                                                              -----------
                                                                                                                  605,369
                                                                                                              -----------
     Health Technology .6%
     Mentor Corp. ..............................................................                6,800             184,875
                                                                                                              -----------
     Industrial Services 7.9%
     Diamond Offshore Drilling, Inc. ...........................................                6,000             303,750
  a  Ispat International, NV, New York Registered Shares .......................               11,300             316,400
  a  The AES Corp. .............................................................                7,200             397,350
     Transocean Offshore, Inc. .................................................               11,800             659,325
  a  USA Waste Services, Inc. ..................................................                6,500             318,906
  a  Varco International, Inc. .................................................               12,400             381,300
                                                                                                              -----------
                                                                                                                2,377,031
                                                                                                              -----------
     Process Industries 1.1%
     BetzDearborn, Inc. ........................................................                2,600             139,425
     Bowater, Inc. .............................................................                3,200             179,000
                                                                                                              -----------
                                                                                                                  318,425
                                                                                                              -----------
     Producer Manufacturing 3.8%
  a  EVI, Inc. .................................................................                7,100             378,075
  a  Gentex Corp. ..............................................................                5,100             172,125
     Mark IV Industries, Inc. ..................................................               13,450             283,291
  a  US Filter Corp. ...........................................................                9,500             309,930
                                                                                                              -----------
                                                                                                                1,143,421
                                                                                                              -----------
     Real Estate Investment Trusts 3.4%
     Arden Realty, Inc. ........................................................               10,300             289,044
     Meridian Industrial Trust, Inc. ...........................................               10,300             238,188
  a  Security Capital Group, Inc., Class B .....................................               16,200             490,050
                                                                                                              -----------
                                                                                                                1,017,282
                                                                                                              -----------
     Retail 8.2%
  a  Consolidated Stores Corp. .................................................                8,000             320,000
  a  Cost Plus, Inc. ...........................................................               10,000             323,750
     Family Dollar Stores, Inc. ................................................               10,000             340,000
     Retail (cont.)
  a  Guitar Center, Inc. .......................................................                5,300           $ 151,050
  a  Safeway, Inc. .............................................................                8,000             306,000
     Talbots, Inc. .............................................................               10,000             190,000
  a  Viking Office Products, Inc. ..............................................               21,000             507,938
  a  West Marine, Inc. .........................................................               11,800             295,738
                                                                                                              -----------
                                                                                                                2,434,476
                                                                                                              -----------
     Semiconductors 4.8%
  a  Adaptec, Inc. .............................................................               11,700             277,144
  a  Altera Corp.  .............................................................                6,900             279,450
  a  Analog Devices, Inc. ......................................................                6,666             259,557
  a  Broadcom Corp., Class A ...................................................                  100               4,800
     Linear Technology Corp.  ..................................................                3,800             305,900
  a  Xilinx, Inc. ..............................................................                6,600             301,950
                                                                                                              -----------
                                                                                                                1,428,801
                                                                                                              -----------
  a  Technology Services 5.8%
     Affiliated Computer Services, Inc., Class A ...............................                4,500             158,063
     BMC Software, Inc.  .......................................................                3,000             280,688
     Cambridge Technology Partners, Inc. .......................................                7,200             376,200
     Parametric Technology Corp. ...............................................               11,400             364,444
     RELTEC Corp. ..............................................................                2,800             111,650
     Sterling Commerce, Inc. ...................................................                4,711             200,512
     Synopsys, Inc. ............................................................                5,600             240,800
                                                                                                              -----------
                                                                                                                1,732,357
                                                                                                              -----------
     Transportation 2.9%
     C.H. Robinson Worldwide, Inc. .............................................               15,600             356,850
     Expeditors International of Washington, Inc. ..............................               12,000             510,000
                                                                                                              -----------
                                                                                                                  866,850
                                                                                                              -----------
  a  Utilities 3.0%
     Intermedia Communications, Inc. ...........................................                4,600             335,728
     Millicom International Cellular, SA (Luxembourg) ..........................                6,800             266,050
     Paging Network, Inc. ......................................................               22,000             309,375
                                                                                                              -----------
                                                                                                                  911,153
                                                                                                              -----------
     Total Long Term Investments (Cost $19,759,908) ............................                               25,749,712
                                                                                                              -----------

  e  Repurchase Agreement 14.6%
     Joint Repurchase Agreement, 5.487%, 5/01/98,
     (Maturity Value $4,355,767) (Cost $4,355,103) .............................           $4,355,103         $ 4,355,103
      BancAmerica Robertson Stephens (Maturity Value $388,360)
      Barclays Capital Group, Inc. (Maturity Value $388,360)
      Bear, Stearns & Co., Inc. (Maturity Value $211,821)
      BT Alex Brown, Inc. (Maturity Value $388,360)
      Chase Securities, Inc. (Maturity Value $260,346)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $388,360)
      Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $388,360)
      Greenwich Capital Markets, Inc. (Maturity Value $388,360)
      Lehman Brothers, Inc. (Maturity Value $388,360)
      Paribas Corp. (Maturity Value $388,360)
      SBC Warburg Dillon Read, Inc. (Maturity Value $388,360)
      UBS Securities, L.L.C. (Maturity Value $388,360)
        Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $24,115,011) 100.8% ...............................                               30,104,815
     Other Assets, less Liabilities (.8%) ......................................                                 (241,153)
                                                                                                              -----------
     Net Assets 100.0% .........................................................                              $29,863,662
                                                                                                              ===========

aNon-income producing.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
eSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Natural Resources Fund
                                                                                         Class I
                                                                                -----------------------
                                                                                   Year Ended April 30,
                                                                                -----------------------
                                                                                 1998      1997   19963
                                                                                -----------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................    $14.07    $13.14  $10.00
                                                                                -----------------------
Income from investment operations:
 Net investment income ....................................................       .10       .09     .08
 Net realized and unrealized gains ........................................      2.26      1.25    3.22
                                                                                -----------------------
Total from investment operations ..........................................      2.36      1.34    3.30
                                                                                -----------------------
Less distributions from:
 Net investment income ....................................................      (.09)     (.09)   (.06)
 Net realized gains .......................................................      (.88)     (.32)   (.10)
                                                                                -----------------------
Total distributions .......................................................      (.97)     (.41)   (.16)
                                                                                -----------------------
Net asset value, end of year ..............................................    $15.46    $14.07  $13.14
                                                                                =======================
Total return* .............................................................     17.57%    10.23%  33.36%

Ratios/supplemental data
Net assets, end of year (000's) ...........................................   $62,274   $45,386  $9,909
Ratios to average net assets:
 Expenses .................................................................       .96%      .98%    .99%***
 Expenses excluding waiver and payments by affiliate ......................      1.31%     1.31%   1.77%***
 Net investment income ....................................................       .67%      .72%   1.16%***
Portfolio turnover rate ...................................................     72.93%    46.31%  59.04%
Average commission rate paid** ............................................    $.0305    $.0331  $.0517

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
3For the period June 5, 1995 (effective date) to April 30, 1996.


                                                                                                Advisor Class
                                                                                          ---------------------
                                                                                           Year Ended April 30,
                                                                                          ---------------------
                                                                                              1998   19978
                                                                                          ---------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................       $14.07  $14.66
                                                                                          ---------------------
Income from investment operations:
 Net investment income ..............................................................          .23   --
 Net realized and unrealized gains (losses) .........................................         2.20    (.59)
                                                                                          ---------------------
Total from investment operations ....................................................         2.43    (.59)
                                                                                          ---------------------
Less distributions from:
 Net investment income ..............................................................         (.14)  --
 Net realized gains .................................................................         (.88)  --
                                                                                          ---------------------
Total distributions .................................................................        (1.02)  --
                                                                                          ---------------------
Net asset value, end of year ........................................................       $15.48  $14.07
                                                                                          =====================
Total return* .......................................................................        18.11%  (4.02%)

Ratios/supplemental data
Net assets, end of year (000's) .....................................................          $892  $1,123
Ratios to average net assets:
 Expenses ...........................................................................          .64%    .64%***
 Expenses excluding waiver and payments by affiliate ................................         1.03%    .86%***
 Net investment income ..............................................................         1.02%   1.03%***
Portfolio turnover rate .............................................................        72.93%  46.31%
Average commission rate paid** ......................................................       $.0305  $.0331

*Total return is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
8For the period January 2, 1997 (effective date) to April 30, 1997.


FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998
                                                                                                     SHARES/
 Franklin Natural Resources Fund                                                   COUNTRY          WARRANTS          VALUE
 Common Stocks and Warrants 87.7%
aCapital Goods/Containers 1.5%
 Owens-Illinois, Inc.  ......................................................     United States     12,500           $ 494,531
 Pentacon, Inc. .............................................................     United States     18,000             238,500
 Ritchie Bros. Auctioneers, Inc. ............................................        Canada          8,900             239,744
                                                                                                                 -------------
                                                                                                                       972,775
                                                                                                                 -------------
 Chemicals 7.5%
 aAirgas, Inc. ..............................................................     United States     20,000             310,000
 Avery Dennison Corp.  ......................................................     United States      5,700             298,538
 BetzDearborn, Inc. .........................................................     United States      9,000             482,625
 Du Pont (EI) De Nemours and Co. ............................................     United States      4,000             291,250
 Hanna (M.A.) Co. ...........................................................     United States     40,000             917,500
 IMC Global, Inc. ...........................................................     United States     10,000             360,000
 Monsanto Co. ...............................................................     United States      3,000             158,625
 Potash Corp. of Saskatchewan, Inc.  ........................................        Canada         11,385           1,016,823
 Praxair, Inc.  .............................................................     United States     18,400             925,750
                                                                                                                 -------------
                                                                                                                     4,761,111
                                                                                                                 -------------
 Forest Products and Paper 3.8%
 Asia Pulp & Paper Co., Ltd., ADR ...........................................       Singapore       55,800             812,588
 Bowater, Inc.  .............................................................     United States      5,600             313,250
 Champion International Corp. ...............................................     United States      7,400             398,213
 Crown Cork & Seal Co., Inc. ................................................     United States     11,000             572,688
 Willamette Industries, Inc. ................................................     United States      7,000             271,688
                                                                                                                 -------------
                                                                                                                     2,368,427
                                                                                                                 -------------
 Iron/Steel 6.1%
 Carpenter Technology Corp. .................................................     United States     12,900             749,006
 Companhia Vale do Rio Doce, Sponsored ADR ..................................        Brazil         22,000             519,231
 aGibraltar Steel Corp.  ....................................................     United States     18,500             444,000
 aIspat International, NV, New York Registered Shares .......................      Netherlands      18,700             523,600
 Nucor Corp. ................................................................     United States     11,400             683,288
 Pohang Iron & Steel Co., Ltd., Sponsored ADR  ..............................      South Korea      32,500             578,906
 Worthington Industries, Inc.  ..............................................     United States     18,000             323,438
                                                                                                                 -------------
                                                                                                                     3,821,469
                                                                                                                 -------------
 Metal - Diversified 2.3%
 Austral Coal, Ltd.  ........................................................       Australia    1,313,000             410,917
 Freeport-McMoRan Copper & Gold, Inc., Class A ..............................     United States     11,700             208,406
 Freeport-McMoRan Copper & Gold, Inc., Class B ..............................     United States      8,000             150,500
 Rio Tinto, Plc. ............................................................    United Kingdom     46,000             661,054
 aTenke Mining Corp., warrants ..............................................        Canada          4,500                  --
                                                                                                                 -------------
                                                                                                                     1,430,877
                                                                                                                 -------------
 Mining - Precious Metals 8.9%
 aAber Resources, Ltd. ......................................................        Canada         55,000             624,847
 Barrick Gold Corp. .........................................................        Canada         28,000             628,250
 aCanyon Resources Corp., warrants ..........................................     United States      7,000                  --
 Compania de Minas Buenaventura, SA, Class B ................................         Peru           1,235               9,625
 Mining - Precious Metals (cont.)
 Compania de Minas Buenaventura, SA, Sponsored ADR ..........................         Peru          17,149           $ 265,810
 De Beers Consolidated Mines, AG, ADR .......................................     South Africa      32,000             824,000
 aEquinox Resources, NL  ....................................................       Australia      330,000              34,426
 Euro-Nevada Mining Corp. ...................................................        Canada         53,900             970,339
 Franco-Nevada Mining Corp. .................................................        Canada         36,000             880,903
 aMinefinders Corp., Ltd. ...................................................        Canada        124,300             171,197
 Newmont Mining Corp.  ......................................................     United States     18,735             603,033
 Placer Dome, Inc. ..........................................................        Canada         42,600             628,350
                                                                                                                 -------------
                                                                                                                     5,640,780
                                                                                                                 -------------
 Oil/Gas Distribution 3.3%
 Enron Corp. ................................................................     United States     20,300             998,506
 aThe AES Corp. .............................................................     United States     19,460           1,073,949
                                                                                                                 -------------
                                                                                                                     2,072,455
                                                                                                                 -------------
 Oil/Gas - Domestic 2.2%
 Atlantic Richfield Co. (ARCO) ..............................................     United States     10,000             780,000
 Unocal Corp. ...............................................................     United States     15,400             630,438
                                                                                                                 -------------
                                                                                                                     1,410,438
                                                                                                                 -------------
 Oil/Gas - Equipment & Services 25.2%
 aAtwood Oceanics, Inc. .....................................................     United States     17,800             973,438
 Baker Hughes, Inc. .........................................................     United States     13,000             526,500
 Coflexip, SA, Sponsored ADR ................................................        France         12,000             855,000
 aCore Laboratories, NV .....................................................      Netherlands      16,100             456,838
 Diamond Offshore Drilling, Inc. ............................................     United States     39,800           2,014,875
 ENSCO International, Inc. ..................................................     United States     11,000             310,750
 aEVI, Inc. .................................................................     United States     36,000           1,917,000
 Halliburton Co.  ...........................................................     United States      6,000             330,000
 aMarine Drilling Cos., Inc. ................................................     United States     20,000             486,250
 aR & B Falcon Corp. ........................................................     United States     16,800             538,650
 aRowan Cos., Inc. ..........................................................     United States      8,500             250,219
 Schlumberger, Ltd. .........................................................     United States      2,500             207,188
 aStolt Comex Seaway, SA ....................................................    United Kingdom     16,600             539,500
 aTesco Corp.  ..............................................................        Canada         27,000             439,822
 Tidewater, Inc. ............................................................     United States     12,500             495,313
 aTransCoastal Marine Services, Inc. ........................................     United States     40,000             460,000
 Transocean Offshore, Inc. ..................................................     United States     30,000           1,676,250
 aTuboscope, Inc. ...........................................................     United States     24,600             582,712
 aVarco International, Inc. .................................................     United States     70,200           2,158,650
 aWeatherford Enterra, Inc.  ................................................     United States     14,500             725,906
                                                                                                                 -------------
                                                                                                                    15,944,861
                                                                                                                 -------------
 Oil/Gas - Exploration 19.7%
 aAbacan Resource Corp.  ....................................................        Canada        186,500             234,697
 aBarrett Resources Corp.  ..................................................     United States     70,300           2,609,887
 aBasin Exploration, Inc. ...................................................     United States     39,000             775,125
 aBenton Oil & Gas Co. ......................................................     United States     10,000             121,875
 Oil/Gas - Exploration (cont.)
 Devon Energy Corp. .........................................................     United States     21,800           $ 869,275
 aGulf Canada Resources, Ltd. ...............................................        Canada        311,500           1,654,843
 aMagnum Hunter Resources, Inc. .............................................     United States     94,000             640,375
 aNational Energy Group, Inc. ...............................................     United States    130,000             320,943
 aNewfield Exploration Co. ..................................................     United States     42,000           1,018,500
 aNuevo Energy Co. ..........................................................     United States     36,500           1,300,313
 aOcean Energy, Inc. ........................................................     United States     38,420             941,290
 Patina Oil & Gas Corp. .....................................................     United States     69,500             486,500
 aTitan Exploration, Inc. ...................................................     United States     96,600             802,988
 aTriton Energy, Ltd. .......................................................     United States     17,000             682,125
                                                                                                                 -------------
                                                                                                                    12,458,736
                                                                                                                 -------------
 Oil/Gas - International 3.8%
 Royal Dutch Petroleum Co., New York Shares  ................................      Netherlands       8,400             475,125
 Total, SA, Sponsored ADR  ..................................................        France          8,640             507,600
 YPF, SA, Sponsored ADR  ....................................................       Argentina       40,500           1,412,437
                                                                                                                 -------------
                                                                                                                     2,395,162
                                                                                                                 -------------
 Real Estate Investment Trusts 2.7%
 Alexandria Real Estate Equities, Inc. ......................................     United States     11,300             372,193
 Arden Realty, Inc. .........................................................     United States     15,000             420,937
 Starwood Hotels & Resorts ..................................................     United States      7,300             366,368
 Storage Trust Realty  ......................................................     United States     22,700             550,475
                                                                                                                 -------------
                                                                                                                     1,709,973
                                                                                                                 -------------
 aWaste Management/Environmental Services .7%
 American Disposal Services, Inc. ...........................................     United States     10,700             429,004
                                                                                                                 -------------
 Total Common Stocks and Warrants (Cost $48,831,413) ........................                                       55,416,068
                                                                                                                 -------------
 Convertible Preferred Stocks .8%
 Timet Capital Trust, 6.625%, cvt., pfd., 144A ..............................     United States      4,600             221,950
 USX Corp., 6.75%, cvt., pfd.  ..............................................     United States     14,000             290,500
                                                                                                                 -------------
 Total Convertible Preferred Stocks (Cost $526,650) .........................                                          512,450
                                                                                                                 -------------
                                                                                                 PRINCIPAL
                                                                                                   AMOUNT*
 aConvertible Bonds .9%
 Dayton Mining Corp., cvt. sub. notes, 144A, 7.00%, 4/01/02 (Cost $800,000) .        Canada      $ 800,000          CAD552,000
                                                                                                                 -------------
 Total Long Term Investments ($50,158,063) ..................................                                       56,480,518
                                                                                                                 -------------

 eRepurchase Agreement 14.2%.................................................    United Kingdom
 Joint Repurchase Agreement, 5.487%, 5/01/98, (Maturity Value $8,988,996)
  (Cost $8,987,626) .........................................................     United States $8,987,626         $ 8,987,626
   BancAmerica Robertson Stephens (Maturity Value $801,459)
   Barclays Capital Group, Inc. (Maturity Value $801,459)
   Bear, Stearns & Co., Inc. (Maturity Value $437,135)
   BT Alex Brown, Inc. (Maturity Value $801,459)
   Chase Securities, Inc. (Maturity Value $537,271)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $801,459)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $801,459)
   Greenwich Capital Markets, Inc. (Maturity Value $801,459)
   Lehman Brothers, Inc. (Maturity Value $801,459)
   Paribas Corp. (Maturity Value $801,459)
   SBC Warburg Dillon Read, Inc. (Maturity Value $801,459)
   UBS Securities, L.L.C. (Maturity Value $801,459)
    Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $59,145,689) 103.6% ................................                                       65,468,144
 Other Assets, less Liabilities (3.6%) ......................................                                      (2,302,109)
                                                                                                                 -------------
 Net Assets 100.0%...........................................................                                      $63,166,035
                                                                                                                 =============

See glossary of currency abbreviations on page 140.

*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
eSee Note 1(c) regarding joint repurchase agreement.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Small Cap Growth Fund
                                                                                      Class I
                                                            ------------------------------------------------
                                                                               Year Ended April 30,
                                                            ------------------------------------------------
                                                              1998      1997       1996      1995      1994
                                                            ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................        $18.96    $19.75     $14.90    $12.75    $10.22
                                                            ------------------------------------------------
Income from investment operations:
 Net investment income ..............................           .07       .03        .01       .03       .03
 Net realized and unrealized gains ..................          7.92       .04       6.23      3.14      2.94
                                                            ------------------------------------------------
Total from investment operations ....................          7.99       .07       6.24      3.17      2.97
                                                            ------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.09)     (.06)      (.01)     (.02)     (.04)
 Net realized gains .................................          (.93)     (.80)     (1.38)    (1.00)     (.40)
                                                            ------------------------------------------------
Total distributions .................................         (1.02)     (.86)     (1.39)    (1.02)     (.44)
                                                            ------------------------------------------------
Net asset value, end of year ........................        $25.93    $18.96     $19.75    $14.90    $12.75
                                                            ================================================
Total return* .......................................         43.09%     0.14%     44.06%    27.05%    29.26%

Ratios/supplemental data
Net assets, end of year (000's) .....................     $3,957,972 $1,071,352  $444,912   $63,010   $23,915
Ratios to average net assets:
 Expenses ...........................................           .89%      .92%       .97%      .69%      .30%
 Expenses excluding waiver and payments by affiliate            .89%      .92%      1.00%     1.16%     1.58%
 Net investment income ..............................           .32%      .10%       .09%      .25%      .24%
Portfolio turnover rate .............................         42.97%    55.27%     87.92%   104.84%    89.60%
Average commission rate paid** ......................          $.0535    $.0499     $.0505      --        --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.


                                                                                            Class II
                                                                                ----------------------------
                                                                                     Year Ended April 30,
                                                                                ----------------------------
                                                                                    1998      1997   19964
                                                                                ----------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................................       $18.78    $19.66  $17.94
                                                                                ----------------------------
Income from investment operations:
 Net investment income (loss) .............................................         (.02)     (.05)   (.03)
 Net realized and unrealized gains (losses) ...............................         7.76      (.03)   2.71
                                                                                ----------------------------
Total from investment operations ..........................................         7.74      (.08)   2.68
                                                                                ----------------------------
Less distributions from:
 Net realized gains .......................................................         (.93)     (.80)   (.96)
                                                                                ----------------------------
Total distributions .......................................................         (.93)     (.80)   (.96)
                                                                                ----------------------------
Net asset value, end of year ..............................................       $25.59    $18.78  $19.66
                                                                                ============================
Total return* .............................................................        42.06%     (.65%) 15.98%

Ratios/supplemental data
Net assets, end of year (000's) ...........................................     $731,707   $146,164  $24,102
Ratios to average net assets:
 Expenses .................................................................         1.64%     1.69%   1.76%***
 Net investment loss ......................................................         (.42%)    (.70%)  (.69%)***
Portfolio turnover rate ...................................................        42.97%    55.27%  87.92%
Average commission rate paid** ............................................       $.0535    $.0499   $.0505

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
4For the period October 1, 1995 (effective date) to April 30, 1996.


                                                                                           Advisor Class
                                                                                     ------------------------
                                                                                       Year Ended April 30,
                                                                                     ------------------------
                                                                                           1998   19978
                                                                                     ------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................................       $18.97  $20.48
                                                                                     ------------------------
Income from investment operations:
 Net investment income ..............................................................          .09     .01
 Net realized and unrealized gains (losses) .........................................         8.01   (1.52)
                                                                                     ------------------------
Total from investment operations ....................................................         8.10   (1.51)
                                                                                     ------------------------
Less distributions from:
 Net investment income ..............................................................         (.13)  --
 Net realized gains .................................................................        (0.93)  --
                                                                                     ------------------------
Total distributions .................................................................        (1.06)  --
                                                                                     ------------------------
Net asset value, end of year ........................................................       $26.01  $18.97
                                                                                     ========================
Total return* .......................................................................        43.68%  (7.37%)

Ratios/supplemental data
Net assets, end of year (000's) .....................................................      $118,683  $18,777
Ratios to average net assets:
 Expenses ...........................................................................          .64%    .69%***
 Net investment income ..............................................................          .58%    .30%***
Portfolio turnover rate .............................................................        42.97%  55.27%
Average commission rate paid** ......................................................         $.0535  $.0499

*Total return is not annualized.
**Relates to purchases and sales of equity securities.
***Annualized
8For the period January 2, 1997 (effective date) to April 30, 1997.


FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998



                                                                                                SHARES/
 Franklin Small Cap Growth Fund                                                                 RIGHTS        VALUE
     Common Stocks and Rights 89.4%
     Commercial Services 5.0%
  a,fApplied Graphics Technologies, Inc.  ......................................              960,100       $  48,005,000
  a  Charles River Associates, Inc. ............................................               18,400             441,600
     Norrell Corp. .............................................................              931,100          19,611,294
  a  NOVA Corp. ................................................................              486,500          16,541,000
  a  Paymentech, Inc. ..........................................................              730,000          14,006,875
  a  Pegasystems, Inc. .........................................................              456,300           8,555,625
  a,fRemedyTemp, Inc., Class A  ................................................              319,300          10,137,775
  a,fSOS Staffing Services, Inc.  ..............................................              872,400          19,192,800
  a  Sylvan Learning Systems, Inc. .............................................              458,600          22,643,375
  a  Valassis Communications, Inc. .............................................            1,042,400          40,914,200
     Wallace Computer Services, Inc. ...........................................            1,040,600          37,526,638
                                                                                                         ----------------
                                                                                                              237,576,182
                                                                                                         ----------------
     Consumer Durables 1.5%
  a,fActivision, Inc............................................................            1,344,400          14,620,350
     Electronic Arts, Inc. .....................................................              200,000           9,250,000
  f  K2, Inc. ..................................................................              960,500          21,791,344
  a,fRockShox, Inc.    .........................................................              965,800           5,432,625
  a  Sola International, Inc. ..................................................              534,800          22,729,000
                                                                                                         ----------------
                                                                                                               73,823,319
                                                                                                         ----------------
     Consumer Non-Durables 2.5%
     Alberto-Culver Co. ........................................................              793,100          21,215,425
  a,fConsolidated Cigar Holdings, Inc.  ........................................              988,300          13,650,894
  a  North Face, Inc. ..........................................................              486,400          10,913,600
  a  Tommy Hilfiger Corp. ......................................................              898,900          54,832,900
  a,fTropical Sportswear International Corp. ...................................              413,200           7,024,400
  a,fVans, Inc. ................................................................            1,045,500          12,349,969
                                                                                                         ----------------
                                                                                                              119,987,188
                                                                                                         ----------------
  a  Consumer Services 3.3%
     AMF Bowling, Inc. .........................................................            1,343,100          38,865,956
  f  CapStar Hotel Co. .........................................................            1,330,000          42,726,250
     DeVry, Inc. ...............................................................              532,400          20,164,650
     Foodmaker, Inc. ...........................................................              100,000           1,900,000
  f  Marquee Group, Inc. .......................................................            1,327,500           5,973,750
     Prime Hospitality Corp. ...................................................            1,720,500          35,592,844
     Rio Hotel and Casino, Inc. ................................................              283,600           6,416,450
     Vail Resorts, Inc. ........................................................              295,800           8,652,150
                                                                                                         ----------------
                                                                                                              160,292,050
                                                                                                         ----------------
  a  Electronic Technology 17.4%
  f  Advanced Energy Industries, Inc. ..........................................            1,374,300          20,442,713
     Advanced Fibre Communications, Inc. .......................................              100,000           4,237,500
     Alliant Techsystems, Inc. .................................................              271,200          17,339,850
     Broadcom Corp., Class A ...................................................               18,300             878,400
  f  Coherent, Inc. ............................................................            1,763,400          41,880,750
     Etec Systems, Inc. ........................................................              983,000          55,785,250
  a  Electronic Technology (cont.)
     Flextronics International Ltd. ............................................              200,000         $ 9,500,000
     FLIR Systems, Inc. ........................................................              184,800           3,811,500
     FSI International, Inc. ...................................................              198,000           2,326,500
     Gemstar International Group Ltd. ..........................................              527,300          20,366,963
  f  Harmonic Lightwaves, Inc. .................................................              961,500          16,826,250
  f  H.T.E., Inc. ..............................................................              665,400          18,631,200
  f  Itron, Inc. ...............................................................            1,157,700          17,727,281
     Jabil Circuit, Inc. .......................................................              626,700          22,012,838
  f  Ladish Company, Inc. ......................................................              802,300          12,435,650
     Lattice Semiconductor Corp. ...............................................              706,500          32,234,063
     Level One Communications, Inc. ............................................              450,000          14,006,250
  f  Komag, Inc. ...............................................................            3,811,600          59,079,800
  f  Natural Microsystems Corp. ................................................              646,600          20,852,850
     Novellus Systems, Inc. ....................................................              500,000          23,937,500
  f  Perceptron, Inc. ..........................................................              793,500          12,100,875
     PMC-Sierra, Inc. ..........................................................            1,065,300          48,471,150
     PRI Automation, Inc. ......................................................              162,000           4,333,500
  f  Rainbow Technologies, Inc. ................................................              532,000          13,167,000
     Read-Rite Corp. ...........................................................            1,903,700          26,294,856
     RELTEC Corp. ..............................................................              470,000          18,741,250
     Sanmina Corp. .............................................................              209,100          18,819,000
     Security Dynamics .........................................................              650,000          15,681,250
  f  Spectra-Physics Lasers, Inc. ..............................................            1,016,300          18,166,363
  f  Spectralink Corp. .........................................................            1,050,000           4,593,750
     SpeedFam International, Inc. ..............................................              200,000           5,800,000
     Synopsys, Inc. ............................................................            1,305,000          56,115,000
     Tekelec ...................................................................            1,111,800          55,867,950
     Tracor, Inc. ..............................................................            1,209,500          47,548,469
  f  Transcrypt International, Inc. ............................................            1,212,700           7,870,423
     Trident Microsystems, Inc. ................................................              539,600           4,131,339
     TriStar Aerospace Co. .....................................................              298,700           4,928,550
     VLSI Technology, Inc. .....................................................              200,000           4,125,000
     Waters Corp. ..............................................................              869,800          46,534,300
     Western Digital Corp. .....................................................              375,000           7,406,250
                                                                                                         ----------------
                                                                                                              835,009,383
                                                                                                         ----------------
     Energy Minerals 4.2%
  a  Abacan Resource Corp. (Canada) ............................................            2,356,400           2,965,372
  a  Abacan Resource Corp. .....................................................            1,909,600           2,446,770
  a,fBarrett Resources Corp. ...................................................            1,683,900          62,514,788
  a  Denbury Resources, Inc. ...................................................            1,003,800          16,813,650
     Devon Energy Corp. ........................................................              331,500          13,218,563
  f  Lomak Petroleum, Inc. .....................................................            1,890,000          26,105,625
  a  Newfield Exploration Co. ..................................................              938,600          22,761,050
  a  Titan Exploration, Inc. ...................................................            1,645,700          13,679,881
  a,fTom Brown, Inc. ...........................................................            2,095,800          43,225,875
                                                                                                         ----------------
                                                                                                              203,731,574
                                                                                                         ----------------
     Finance 9.8%
  a  Affiliated Managers Group, Inc. ...........................................              685,800        $ 25,460,325
  a  Amerin Corp. ..............................................................              583,500          18,562,594
     Arden Realty, Inc. ........................................................            1,330,400          37,334,350
     CNB Bancshares, Inc. ......................................................               47,000           2,303,000
     Camden Property Trust .....................................................              700,000          20,518,750
  a  E*TRADE Group, Inc. .......................................................              700,000          17,456,250
     Espirito Santo Financial Group, ADR (Luxembourg) ..........................            1,324,600          34,191,238
     EVEREN Capital Corp. ......................................................              350,000          18,615,625
     Executive Risk, Inc. ......................................................              426,400          28,435,550
     FelCor Suite Hotels, Inc. .................................................              637,300          22,305,500
     Financial Security Assurance Holdings Ltd. ................................               99,700           5,969,538
  a  Freedom Securities Corp. ..................................................              198,300           4,399,781
     HCC Insurance Holdings, Inc. ..............................................              556,500          12,103,875
  a  HealthCare Financial Partners, Inc. .......................................              288,900          14,553,338
  a,bHeller Financial, Inc. ....................................................              267,400           7,219,800
  f  Innkeepers USA Trust ......................................................            2,102,800          31,804,850
     Life Real Estate Corp. ....................................................              265,600          19,123,200
     Life USA Holding, Inc. ....................................................              586,100           8,864,763
     Nationwide Financial Services, Inc., Class A ..............................              934,600          40,538,275
     Omega Healthcare Investors, Inc. ..........................................              150,000           5,212,500
  a  Omega Worldwide, Inc. .....................................................               39,787             335,703
  a  Omega Worldwide, Inc., rights .............................................                9,946               9,324
  a  Risk Capital Holdings, Inc. ...............................................              761,900          19,095,119
     Scor, Sponsored ADR (France) ..............................................              311,000          19,163,109
  a  Silicon Valley Bancshares .................................................              490,600          32,011,650
     Storage Trust Realty ......................................................              597,400          14,486,950
     Tower Realty Trust, Inc. ..................................................              120,900           2,856,263
     Waddell and Reed Financial, Inc. ..........................................               98,400           2,435,400
     Winston Hotels, Inc. ......................................................              490,500           6,100,594
                                                                                                         ----------------
                                                                                                              471,467,214
                                                                                                         ----------------
  a  Health Services 5.9%
  f  Access Health, Inc. .......................................................              975,750          32,931,563
  f  Advanced Health Corp. .....................................................              970,000          13,822,500
     American Dental Partners, Inc. ............................................              109,100           1,922,888
     Medaphis Corp. ............................................................            1,977,800          18,171,038
     National Surgery Centers, Inc. ............................................              336,500           9,548,188
     PAREXEL International Corp. ...............................................              400,000          13,400,000
  f  Pediatrix Medical Group, Inc. .............................................            1,101,500          46,469,531
     Pharmaceutical Product Development, Inc. ..................................            1,000,000          25,062,500
     PhyCor, Inc. ..............................................................            2,000,000          45,500,000
     Renal Care Group, Inc. ....................................................              869,200          33,246,900
     The Cooper Companies, Inc. ................................................              250,000           9,609,375
     Total Renal Care Holdings, Inc. ...........................................              791,666          26,223,936
     Transitions Systems, Inc. .................................................              307,300           6,914,250
                                                                                                         ----------------
                                                                                                              282,822,669
                                                                                                         ----------------
     Health Technology 3.9%
  a,fDepoTech Corp. ............................................................              995,700       $   4,574,047
  a  Heska Corp. ...............................................................              620,100           8,061,300
  a,fInhale Therapeutic Systems ................................................              811,000          22,708,000
     Mentor Corp. ..............................................................              496,200          13,490,437
  a  Neurogen Corp. ............................................................              492,000           9,102,000
  a  OrthoLogic Corp. ..........................................................            1,250,000           7,500,000
  a,fPenederm, Inc. ............................................................              531,200           5,976,000
  a,fSerologicals Corp. ........................................................            1,381,800          41,454,000
  a  Uniphase Corp. ............................................................              823,100          44,653,175
  a  Vertex Pharmaceuticals, Inc. ..............................................              499,200          15,537,600
  a  Zonagen, Inc. .............................................................              448,800          15,595,800
                                                                                                         ----------------
                                                                                                              188,652,359
                                                                                                         ----------------
  a  Industrial Services 6.7%
     American Disposal Services, Inc. ..........................................              962,700          38,598,301
  f  Atwood Oceanics, Inc. .....................................................            1,216,600          66,532,813
     Catalytica, Inc. ..........................................................            2,058,633          29,850,178
  f  Core Laboratories, NV (Netherlands) .......................................            1,700,900          48,263,038
     Tuboscope, Inc. ...........................................................              678,400          16,069,600
  f  U.S. Liquids, Inc. ........................................................              726,200          17,519,575
  f  Varco International, Inc. .................................................            3,462,500         106,471,875
                                                                                                         ----------------
                                                                                                              323,305,380
                                                                                                         ----------------
     Non-Energy Minerals 1.1%
     Carpenter Technology Corp. ................................................              874,500          50,775,656
                                                                                                         ----------------
     Process Industries .4%
     ChemFirst, Inc. ...........................................................              715,000          19,036,875
                                                                                                         ----------------
     Producer Manufacturing 3.0%
  a  Cable Design Technologies .................................................              400,000          10,650,000
  a  Gentex Corp. ..............................................................            1,035,700          34,954,875
  a,fGibraltar Steel Corp.   ...................................................            1,012,800          24,307,200
     JLG Industries, Inc. ......................................................            1,262,700          20,597,794
     Reliance Steel & Aluminum Co. .............................................              580,000          23,417,500
     Roper Industries, Inc. ....................................................            1,033,800          32,047,800
                                                                                                         ----------------
                                                                                                              145,975,169
                                                                                                         ----------------
     Retail Trade 1.6%
  a  Guitar Center, Inc. .......................................................              556,800          15,868,800
  a  N2K, Inc. .................................................................               55,100           1,384,388
     Talbots, Inc. .............................................................            1,254,700          23,839,300
  a,fWest Marine, Inc...........................................................            1,474,800          36,962,175
                                                                                                         ----------------
                                                                                                               78,054,663
                                                                                                         ----------------
  a  Technology Services 14.8%
     Affiliated Computer Services, Inc., Class A ...............................            1,662,300          58,388,288
     Arbor Software Corp. ......................................................              306,800          14,438,775
     Aspect Development, Inc. ..................................................              200,000          12,662,500
  a  Technology Services (cont.)
     Aspen Technologies, Inc. ..................................................              489,200        $ 23,909,650
     Borland International, Inc. ...............................................            1,200,000          12,000,000
  b  Brio Technology, Inc. .....................................................               26,000             286,000
     BroadVision, Inc. .........................................................              223,100           4,127,350
     Business Objects SA, ADR (France) .........................................              806,200          15,217,025
     Cambridge Technology Partners, Inc. .......................................              322,100          16,829,725
     Check Point Software Technologies, Ltd. ...................................              316,500           9,297,188
  f  Clarify, Inc. .............................................................            1,297,200          17,836,500
     Concord Communications, Inc. ..............................................              400,000           9,900,000
     CSG Systems International, Inc. ...........................................              152,500           6,938,750
     Documentum, Inc. ..........................................................              511,600          27,562,450
     Envoy Corp. ...............................................................              605,800          25,519,325
     Genesys Telecommunications Laboratories, Inc. .............................              100,000           2,993,750
     Harbinger Corp. ...........................................................            1,129,400          41,081,925
     HNC Software, Inc. ........................................................            1,079,900          42,116,100
     Hyperion Software Corp. ...................................................              107,500           4,662,813
     i2 Technologies, Inc. .....................................................              348,800          23,282,400
     Information Advantage, Inc. ...............................................              420,400           4,046,350
  f  Integrated Systems, Inc. ..................................................            2,091,300          39,473,288
     International Network Services ............................................              924,500          31,086,313
     Intuit, Inc. ..............................................................              100,000           5,318,750
     J.D. Edwards and Co. ......................................................              400,000          14,250,000
     MetaCreations Corp. .......................................................              992,800          10,424,400
  f  Micromuse, Inc. ...........................................................              754,500          16,787,625
     Network Associates, Inc. ..................................................              362,309          24,818,173
  f  Omtool, Ltd. ..............................................................              938,600          11,497,850
     Sapient Corp. .............................................................              200,800           9,914,500
     Transaction Systems Architects, Inc. ......................................              658,900          27,673,800
     USCS International, Inc. ..................................................              941,800          18,953,725
     Vanstar Corp. .............................................................              500,000           6,656,250
     Vantive Corp. .............................................................            1,223,500          39,152,000
     VERITAS Software Corp. ....................................................              407,800          22,327,050
     Visio Corp. ...............................................................              350,000          17,325,000
     Wind River Systems ........................................................              834,000          28,877,250
  f  XcelleNet, Inc. ...........................................................              780,100          15,992,050
                                                                                                         ----------------
                                                                                                              713,624,888
                                                                                                         ----------------
     Transportation 3.2%
     Air Express International Corp. ...........................................              911,000          23,913,750
  a,fAtlantic Coast Airlines, Inc.   ...........................................              700,000          39,593,750
     C.H. Robinson Worldwide, Inc. .............................................            1,046,200          23,931,825
     Circle International Group, Inc. ..........................................              205,400           5,504,083
     Expeditors International of Washington, Inc. ..............................            1,016,100          43,184,240
  a,fMesa Air Group, Inc. ......................................................            1,646,100          13,168,800
  a  Royal Olympic Cruise Lines, Inc. ..........................................              274,000           5,034,750
                                                                                                         ----------------
                                                                                                              154,331,198
                                                                                                         ----------------
  a  Utilities 5.1%
  f  Arch Communications Group, Inc. ...........................................            2,000,000        $ 11,375,000
     ICG Communications, Inc. ..................................................            1,399,100          48,968,500
     Intermedia Communications, Inc. ...........................................              541,300          39,506,456
     Millicom International Cellular, SA (Luxembourg )..........................              865,200          33,850,950
     Paging Network, Inc. ......................................................            2,917,200          41,023,125
  f  Primus Telecommunications Group, Inc. .....................................            1,003,000          23,946,625
  f  Rural Cellular Corp., Class A .............................................              700,800          12,439,200
  b,fWestern Wireless Corp., Class A ...........................................            1,719,200          33,524,400
                                                                                                         ----------------
                                                                                                              244,634,256
                                                                                                         ----------------
     Total Common Stocks and Rights (Cost $3,657,778,453) ......................                            4,303,100,023
                                                                                                         ----------------
                                                                                            PRINCIPAL
                                                                                             AMOUNT
                                                                                           -----------
     Convertible Bonds .4%
     Activision, Inc., cvt. sub. notes, 144A, 6.75%, 1/01/05 ...................          $ 4,900,000           4,238,500
     Atlantic Coast Airlines, cvt. sub. notes, 144A, 7.00%, 7/01/04 ............              500,000           1,582,500
  a  Western Digital Corp., cvt. sub. debenture, 144A, zero coupon, 2/18/18 ....           23,800,000           8,865,500
     Wind River Systems, cvt. sub. notes, 144A, 5.00%, 8/01/02 .................            3,100,000           3,115,500
                                                                                                         ----------------
     Total Convertible Bonds (Cost $17,121,500) ................................                               17,802,000
                                                                                                         ----------------
     Total Long Term Investments (Cost $3,674,899,953) .........................                            4,320,902,023
                                                                                                         ----------------
  e  Repurchase Agreement 15.8%
     Joint Repurchase Agreement, 5.487%, 5/01/98,
     (Maturity Value $758,977,182) (Cost $758,861,509) .........................          758,861,509         758,861,509
      BancAmerica Robertson Stephens (Maturity Value $67,670,406)
      Barclays Capital Group, Inc. (Maturity Value $67,670,406)
      Bear, Stearns & Co., Inc. (Maturity Value $36,909,055)
      BT Alex Brown, Inc. (Maturity Value $67,670,406)
      Chase Securities, Inc. (Maturity Value $45,364,067)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $67,670,406)
      Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $67,670,406)
      Greenwich Capital Markets, Inc. (Maturity Value $67,670,406)
      Lehman Brothers, Inc. (Maturity Value $67,670,406)
      Paribas Corp. (Maturity Value $67,670,406)
      SBC Warburg Dillon Read, Inc. (Maturity Value $67,670,406)
      UBS Securities, L.L.C. (Maturity Value $67,670,406)
        Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $4,433,761,462) 105.6% ............................                            5,079,763,532
     Other Assets, less Liabilities (5.6%) .....................................                             (271,400,744)
                                                                                                         ----------------
     Net Assets 100.0% .........................................................                           $4,808,362,788
                                                                                                         ----------------

aNon-income producing.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
eSee Note 1(c) regarding joint repurchase agreement.
fSee Note 9 regarding holding of 5% voting securities.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Strategic Income Fund
                                                                                   Class I
                                                                     -----------------------------------
                                                                          Year Ended April 30, 1998
                                                                     -----------------------------------
                                                                      1998       1997      1996   19952
                                                                     -----------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                                   $10.86     $10.77    $10.18  $10.00
                                                                     -----------------------------------
Income from investment operations:
 Net investment income                                                  .87        .93       .85     .70
 Net realized and unrealized gains                                      .50        .39       .67     .15
                                                                     -----------------------------------
Total from investment operations                                       1.37       1.32      1.52     .85
                                                                     -----------------------------------
Less distributions from:
 Net investment income                                                 (.90)      (.96)     (.82)   (.67)
 Net realized gains                                                    (.09)      (.27)     (.11)  --
                                                                     -----------------------------------
Total distributions                                                    (.99)     (1.23)     (.93)   (.67)
                                                                     -----------------------------------
Net asset value, end of year                                         $11.24     $10.86    $10.77  $10.18
                                                                     ===================================
Total return*                                                         13.10%     12.64%    15.59%   8.94%

Ratios/supplemental data
Net assets, end of year (000's)                                     $166,633    $34,864   $13,022  $6,736
Ratios to average net assets:
 Expenses                                                               .25%       .23%      .25%    .25%***
 Expenses excluding waiver and payments by affiliate                   1.05%      1.05%     1.08%   1.38%***
 Net investment income                                                 7.65%      8.60%     8.53%   7.93%***
Portfolio turnover rate                                               47.47%    114.26%    73.95%  68.43%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
***Annualized
2For the period May 24, 1994 (effective date) to April 30, 1995.


FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1998

                                                                                                        SHARES/
                                                                                                        WARRANTS/
  Franklin Strategic Income Fund                                                         COUNTRY         RIGHTS          VALUE
   a Common Stocks, Warrants, and Rights
     Gulf States Steel, warrants ............................................          United States       200         $ 1,040
     Orion Network Systems, Inc., SA, warrants ..............................          United States       300           4,455
     Sullivan Broadcast Holdings ............................................          United States     1,600          49,600
     Venezuela Oil Value Recovery, rights ...................................            Venezuela       3,035              --
     Wireless One, Inc., warrants ...........................................          United States       400               2
                                                                                                                  ------------
     Total Common Stocks, Warrants, and Rights (Cost $19,735) ...............                                           55,097
                                                                                                                  ------------
     Preferred Stocks .6%
     California Federal Bank, 11.50%, pfd. ..................................          United States     1,000         114,000
   a CSC Holdings Inc., 11.125%, pfd. .......................................          United States     1,259         144,578
     Fresenius Medical Care, 144A, 9.00%, pfd. ..............................             Germany          100         103,250
     Sinclair Capital, 11.625%, pfd. ........................................          United States     3,000         329,250
     Time Warner, Inc., 10.25%, pfd. ........................................          United States       234         263,689
                                                                                                                  ------------
     Total Preferred Stocks (Cost $836,450)..................................                                          954,767
                                                                                                                  ------------
     Convertible Preferred Stocks 4.3%
     CNF Trust I, 5.00%, cvt., pfd. .........................................          United States     5,700         336,300
     El Paso Energy, 4.75%, cvt., pfd. ......................................          United States    32,000       1,682,000
     Hilton Hotels, 8.00%, cvt., pfd. .......................................          United States    11,200         329,700
     PLC Capital Trust II, 6.50%, cvt., pfd. ................................          United States    10,000         625,000
     Ralston Purina Co., 7.00%, cvt., pfd. ..................................          United States     9,300         566,138
     Salomon, Inc., 6.25%, cvt., pfd. .......................................          United States     6,700         459,788
     Triathlon Broadcasting, 9.00%, cvt., pfd. ..............................          United States    20,000         217,500
     Union Pacific Capital Trust, 144A, 6.25%, cvt., pfd. ...................          United States    40,000       2,130,000
     WBK Strypes Trust, 10.00%, cvt., pfd. ..................................          United States    21,900         747,338
                                                                                                                  ------------
     Total Convertible Preferred Stocks (Cost $6,511,478)....................                                        7,093,764
                                                                                                                  ------------

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT*
                                                                                                    ------------
     High Yield Corporate Bonds 28.0%
     Automotive 1.4%
     Advanced Accessory/AAS Cap, senior sub. notes, 144A, 9.75%, 10/01/07 ...          United States $ 100,000         101,750
     Aetna Industries, Inc., senior notes, 11.875%, 10/01/06 ................          United States   200,000         220,000
     Cambridge Industries, Inc., senior sub. notes, 10.25%, 7/15/07 .........          United States   600,000         624,000
     Collins & Aikman Products, senior sub. notes, 11.50%, 4/15/06 ..........          United States   100,000         112,500
   a,dHarvard Industries, Inc., senior notes, 11.125%, 8/01/05...............          United States   300,000         117,000
     Key Plastics, Inc., senior sub. notes, 10.25%, 3/15/07 .................          United States   100,000         106,375
     LDM Technologies, Inc., senior sub. notes, 10.75%, 1/15/07 .............          United States   200,000         216,000
     Talon Automotive Group, senior sub. notes, 144A, 9.625%, 5/01/08 .......          United States   800,000         804,000
                                                                                                                  ------------
                                                                                                                     2,301,625
                                                                                                                  ------------
     Broadcasting 1.4%
     Chancellor Media Corp., senior sub. notes, 8.75%, 6/15/07 ..............          United States   500,000         520,000
     Lin Holdings Corp., senior disc. notes, 144A, zero coupon to 3/1/03, 10.00%
      thereafter, 3/01/08 ...................................................          United States 1,500,000         941,250
     Sinclair Broadcast Group Inc., senior sub notes, 8.75%, 12/15/07 .......          United States   700,000         712,250
     Sullivan Broadcast Holdings, senior deb., 13.25%, 12/15/06 .............          United States   100,000         121,000
                                                                                                                  ------------
                                                                                                                     2,294,500
                                                                                                                  ------------
     Cable Television 1.4%
     CSC Holdings Inc., 9.875%, 4/01/23 .....................................          United States$ 1,000,00     $ 1,107,500
     Diamond Cable Communications, senior notes, zero coupon to 12/15/00, 11.75%
      thereafter, 12/15/05 ..................................................         United Kingdom   150,000         120,000
     Diamond Cable Communications, senior notes, zero coupon to 2/15/02, 10.75%
      thereafter, 2/15/07 ...................................................         United Kingdom   150,000         106,500
     Diamond Holdings, Plc., senior notes, 144A, 9.125%, 2/01/08 ............         United Kingdom 1,000,000       1,025,000
                                                                                                                  ------------
                                                                                                                     2,359,000
                                                                                                                  ------------
     Chemical .6%
     Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07 ................          United States 1,000,000       1,007,500
                                                                                                                  ------------
     Consumer Products .9%
     E&S Holdings Corp., senior sub. notes, 10.375%, 10/01/06 ...............          United States   100,000          84,000
     Revlon Consumer Products, senior sub. notes, 144A, 8.625%, 2/1/08 ......          United States 1,000,000       1,002,500
     Sealy Corp., senior sub. notes, 144A, 9.875%, 12/15/07 .................          United States   200,000         212,000
     Sealy Corp., senior disc. notes, 144A, zero coupon to 12/15/02, 10.925%
      thereafter, 12/15/07 ..................................................          United States   300,000         201,000
                                                                                                                  ------------
                                                                                                                     1,499,500
                                                                                                                  ------------
     Containers and Packaging 1.0%
     Anchor Glass, 11.25%, 4/01/05 ..........................................          United States   300,000         331,500
     Anchor Glass, 144A, 9.875%, 3/15/08 ....................................          United States   700,000         712,250
     Four M Corp., senior notes, Series B, 12.00%, 6/01/06 ..................          United States   200,000         208,000
     Graham Packaging Corp., senior sub. notes, 144A, 8.750%, 1/15/08 .......          United States   200,000         201,000
     Graham Packaging Corp., senior disc. notes, 144A, zero coupon to 1/15/03, 10.75%
      thereafter, 1/15/09 ...................................................          United States   200,000         124,000
     U.S. Can Corp., senior sub. notes, Series B, 10.125%, 10/15/06 .........          United States   100,000         107,000
                                                                                                                  ------------
                                                                                                                     1,683,750
                                                                                                                  ------------
     Energy 1.8%
     Abraxas Petroleum Corp., senior notes, Series B, 11.50%, 11/01/04 ......          United States   500,000         526,250
     Abraxas Petroleum Corp., senior notes, Series B, 144A, 11.50%, 11/01/04           United States   380,000         398,050
     Chesapeake Energy Corp., senior notes, 144A, 9.625%, 5/01/05 ...........          United States   300,000         301,500
     Clark R&M, Inc., senior sub. notes., 8.875%, 11/15/07 ..................          United States 1,000,000       1,015,000
     Dailey International, Inc., senior notes, 144A, 9.50%, 2/15/08 .........          United States   300,000         300,000
     Dawson Production Services, senior notes, 9.375%, 2/01/07 ..............          United States   100,000         102,000
     Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 ...................          United States   100,000         103,500
     Pride International, Inc., senior notes, 9.375%, 5/01/07 ...............          United States   100,000         107,500
     Rutherford-Moran Oil, senior sub. notes, 10.75%, 10/01/04 ..............          United States   100,000         107,500
                                                                                                                  ------------
                                                                                                                     2,961,300
                                                                                                                  ------------
     Financial .2%
     First Nationwide Escrow Corp., senior sub. notes, 10.625%, 10/01/03 ....          United States   200,000         224,500
     HomeSide Finance, Inc., senior notes, 11.25%, 5/15/03 ..................          United States   150,000         178,500
                                                                                                                  ------------
                                                                                                                       403,000
                                                                                                                  ------------

     Food and Beverages .5%
     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 2/01/05 ..........          United States $ 100,000       $ 110,000
     Doane Products Co., senior notes, 10.625%, 3/01/06 .....................          United States   100,000         109,500
     Purina Mills, Inc., senior sub notes, 144A, 9.00%, 3/15/10 .............          United States   600,000         616,500
                                                                                                                  ------------
                                                                                                                       836,000
                                                                                                                  ------------
     Food Retailing .4%
     Fleming Cos., Inc., senior sub. notes, 10.50%, 12/01/04 ................          United States   500,000         523,125
     Shoppers Food Warehouse, senior notes, 9.75%, 6/15/04 ..................          United States   125,000         138,750
                                                                                                                  ------------
                                                                                                                       661,875
                                                                                                                  ------------
     Forest and Paper Products .4%
     Doman Industries, Ltd., senior notes, 9.25%, 11/15/07 ..................             Canada       200,000         202,000
     Pindo Deli Finance Mauritius, Ltd., 10.75%, 10/01/07 ...................            Indonesia     700,000         568,750
                                                                                                                  ------------
                                                                                                                       770,750
                                                                                                                  ------------
     Gaming and Leisure .6%
     AMF Group, Inc., senior disc. notes, zero coupon to 3/15/00, 12.25%
      thereafter, 3/15/06 ...................................................          United States 1,118,000         899,990
     Showboat, Inc., senior sub. notes, 13.00%, 8/01/09 .....................          United States   100,000         120,500
                                                                                                                  ------------
                                                                                                                     1,020,490
                                                                                                                  ------------
     Health Care 2.4%
     Fresenius Medical Care, 144A, 7.875%, 2/01/08 ..........................             Germany    1,000,000         980,000
     Magellan Health Services, Inc., senior sub. notes, 144A, 9.00%, 2/15/08           United States   600,000         603,000
     Pharmerica, Inc., senior sub notes, 144A, 8.375%, 4/1/08 ...............          United States   350,000         350,000
     Tenet Healthcare Corp., senior sub. notes, 10.125%, 3/01/05 ............          United States   100,000         111,500
     Tenet Healthcare Corp., senior sub. notes, 8.625%, 1/15/07 .............          United States   200,000         208,250
     Vencor, Inc., senior sub notes, 144A, 9.875%, 5/01/05 ..................          United States 1,200,000       1,215,000
     Vencor, Inc., senior sub. notes, 144A, 8.625%, 7/15/07 .................          United States   500,000         562,500
                                                                                                                  ------------
                                                                                                                     4,030,250
                                                                                                                  ------------
     Industrial 2.0%
     Allied Waste Industries, senior disc. notes, zero coupon to 6/01/02, 11.30%
      thereafter, 6/01/07 ...................................................          United States   500,000         371,250
     American Standard, Inc., senior sub. deb., zero coupon to 6/01/98, 10.50%
      thereafter, 6/01/05 ...................................................          United States   150,000         156,563
     Derlan Manufacturing, Inc., senior notes, 10.00%, 1/15/07 ..............             Canada       150,000         157,500
     Falcon Building Products, Inc., senior disc. notes, 10.50%, 6/15/07 ....          United States   250,000         166,875
     Intertek Finance, Plc., senior sub. notes, Series B, 10.25%, 11/01/06 ..         United Kingdom   100,000         107,000
     Neenah Corp., senior sub. notes, Series B, 11.125%, 5/01/07 ............          United States   100,000         110,625
     Nortek, Inc., senior notes, 9.125%, 9/01/07 ............................          United States   300,000         307,500
     OshKosh Truck Corp., senior sub notes, 144A, 8.750%, 3/01/08 ...........          United States   400,000         403,500
     Terex Corp., senior sub. notes, 144A, 8.875%, 4/01/08 ..................          United States   850,000         843,625
     Universal Compression Inc., senior disc. notes, 144A, zero coupon to 2/15/03,
      9.875% thereafter, 2/15/08 ............................................          United States 1,250,000         793,750
                                                                                                                  ------------
                                                                                                                     3,418,188
                                                                                                                  ------------

     Information Systems and Technology .2%
     Iron Mountain, Inc., senior sub. notes, 8.75%, 9/30/09 .................          United States $ 350,000       $ 358,750
                                                                                                                  ------------
     Lodging .5%
     HMH Properties, Inc., senior notes, 8.875%, 7/15/07 ....................          United States   500,000         556,875
     Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07 ...          United States   300,000         317,250
                                                                                                                  ------------
                                                                                                                       874,125
                                                                                                                  ------------
     Media 2.0%
     Big Flower Press Holdings, senior sub. notes, 8.875%, 7/01/07 ..........          United States   300,000         309,000
     Fox Kids Worldwide, Inc., senior disc. notes, 144A, zero coupon to 11/01/02,
      10.25% thereafter, 11/01/07 ...........................................          United States   600,000         387,000
     Fox Kids Worldwide, Inc., senior notes, 144A, 9.25%, 11/01/07 ..........          United States   200,000         198,250
     Fox/Liberty Networks, L.L.C., senior disc. notes, zero coupon to 8/15/02, 9.75%
      thereafter, 8/15/07 ...................................................          United States   500,000         342,500
     Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07 ..............          United States   500,000         520,000
     Six Flags Entertainment., senior notes, 8.875%, 4/01/06 ................          United States   600,000         607,500
     United Artists Theaters, senior sub. notes, 144A, 9.75%, 4/15/08 .......          United States 1,000,000       1,005,000
                                                                                                                  ------------
                                                                                                                     3,369,250
                                                                                                                  ------------
     Metals and Mining .6%
     LTV Corp., senior notes, 8.20%, 9/15/07 ................................          United States 1,000,000       1,002,500
                                                                                                                  ------------
     Restaurants .6%
     AmeriServ Food Co., senior sub. notes, 10.125%, 7/15/07 ................          United States   400,000         426,000
     AmeriServ Food Distribution, senior notes, 8.875%, 10/15/06 ............          United States   500,000         512,500
                                                                                                                  ------------
                                                                                                                       938,500
                                                                                                                  ------------
     Retail .2%
     Specialty Retailers, Inc., senior notes, 8.50%, 7/15/05 ................          United States   250,000         256,875
                                                                                                                  ------------
     Telecommunications 3.4%
     Flag, Ltd., senior notes, 144A, 8.250%, 1/30/08 ........................             Bermuda      200,000         203,500
     Intelcom Group, Inc., senior disc. notes, zero coupon to 5/1/01, 12.50%
      thereafter, 5/01/06 ...................................................          United States   250,000         200,000
     Intermedia Communication, senior disc. notes, 11.25%, 7/15/07 ..........          United States   750,000         555,000
     IXC Communications, Inc., senior sub. notes, 144A, 9.00%, 4/15/08 ......          United States   650,000         650,000
     Level 3 Communications Corp., senior sub. notes, 144A, 9.125%, 5/01/08 .          United States 1,500,000       1,485,000
     Netia Holdings B.V., 144A, 10.25%, 11/01/07 ............................             Poland       200,000         208,500
     Netia Holdings B.V., 144A, zero coupon to 11/01/01, 11.25% thereafter, 11/01/07      Poland       500,000         364,375
     Nextlink Communications, Inc., senior notes, 9.625%, 10/01/07 ..........          United States   250,000         263,125
     Nextlink Communications, Inc., senior notes, 144A, 9.00%, 3/15/08 ......          United States   750,000         769,688
     Nextlink Communications, Inc., senior notes, 144A, zero coupon, 4/15/08           United States   500,000         314,375
     RSL Communications, Plc., senior disc. notes, 144A, zero coupon to 3/01/03,
      10.125% thereafter, 3/01/08 ...........................................          United States 1,000,000         620,000
                                                                                                                  ------------
                                                                                                                     5,633,563
                                                                                                                  ------------
     Textiles and Apparel .6%
     Collins & Aikman Floor Coverings, senior disc. sub. notes, Series B, 10.00%, 1/15/07 United States300,000         312,750
     Pillowtex Corp., senior sub. notes, 9.00%, 12/18/07 ....................          United States   600,000         623,250
                                                                                                                  ------------
                                                                                                                       936,000
                                                                                                                  ------------
     Transportation .7%
     L-3 Communications Corp., senior sub. notes, 10.375%, 5/01/07 ..........          United States $ 100,000       $ 110,375
     Loomis Fargo & Co., senior sub. notes, 10.00%, 1/15/04 .................          United States   100,000         101,500
     Ultrapetrol, Ltd., 144A, 10.50%, 4/01/08 ...............................             Bahamas    1,000,000       1,005,000
                                                                                                                  ------------
                                                                                                                     1,216,875
                                                                                                                  ------------
     Utilities - Electric .7%
     AES China Generating Co., Ltd., 10.125%, 12/15/06 ......................              China       100,000          94,000
     AES Corp., senior sub. notes, 8.50%, 11/01/07 ..........................          United States   750,000         772,500
     ESI Tractebel Acquisition Corp., 144A, 7.99%, 12/31/11 .................          United States   250,000         248,750
                                                                                                                  ------------
                                                                                                                     1,115,250
                                                                                                                  ------------
     Wireless Communications 3.5%
     Arch Communications Group, senior discount notes, zero coupon to 3/15/01,
      10.875% thereafter, 3/15/08 ...........................................          United States   300,000         165,750
     Comcast Cellular, senior notes, 9.50%, 5/01/07 .........................          United States   400,000         418,500
     Metrocall, Inc., senior sub. notes, 9.75%, 11/01/07 ....................          United States 1,000,000       1,020,000
     Microcell Telecommunications Service, senior disc. notes, zero coupon to
      12/01/01, 14.00% thereafter, 6/01/06 ..................................             Canada       600,000         448,500
     Millicom International Cellular, SA, senior disc. notes, zero coupon to 6/01/01,
      13.50% thereafter, 6/01/06 ............................................           Luxembourg  300,000LUF         235,500
     Nextel Communications, senior disc. notes, zero coupon to 2/15/99, 9.75%
      thereafter, 8/15/04 ...................................................          United States   500,000         483,750
     Nextel Communications, senior disc. notes, zero coupon to 10/31/02, 9.75%
      thereafter, 10/31/07 ..................................................          United States   500,000         327,500
     Nextel Communications, senior disc. notes, 144A, zero coupon to 2/15/03, 9.95%
      thereafter, 2/15/08 ...................................................          United States   300,000         192,000
     Orion Network Systems, Inc., SA, senior disc. notes, zero coupon to 1/15/02, 12.50%
      thereafter, 1/15/07 ...................................................          United States   300,000         232,500
     Paging Network, Inc., senior sub. notes, 10.125%, 8/01/07 ..............          United States   400,000         422,000
     Sprint Spectrum, L.P., senior disc. notes, zero coupon to 8/01/01, 12.50%
      thereafter, 8/15/06 ...................................................          United States   300,000         249,750
     Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 ..................          United States   500,000         561,250
     Triton Communications L.L.C., senior disc. notes, 144A, zero coupon to 5/1/03,
      11.00% thereafter, 5/1/08 .............................................          United States 1,750,000       1,039,064
                                                                                                                  ------------
                                                                                                                     5,796,064
                                                                                                                  ------------
     Total High Yield Corporate Bonds (Cost $45,420,799) ....................                                       46,745,480
                                                                                                                  ------------
     Convertible Bonds 5.8%
     Energy .6%
     Diamond Offshore Drilling, cvt., 3.75%, 2/15/07 ........................          United States   800,000       1,082,000
                                                                                                                  ------------
     Financial .6%
     Leasing Solutions Inc., cvt., 6.875%, 10/01/03 .........................          United States 1,000,000       1,035,000
                                                                                                                  ------------
     Health Care .3%
     Assisted Living Concepts, cvt., sub. deb., 6.00%, 11/01/02 .............          United States   400,000         429,000
                                                                                                                  ------------

     Information Technology 3.7%
     Bay Networks, cvt., 144A, 5.25%, 5/15/03 ...............................          United States $ 750,000       $ 710,625
     Dovatron International, Inc., cvt., sub. notes, 144A, 6.00%, 10/15/02 ..          United States 2,000,000       2,585,000
     Kent Electronics, cvt., 4.50%, 9/01/04 .................................          United States 1,750,000       1,480,938
     Motorola Inc., cvt., sub. deb., 0.00%, 9/27/13 .........................          United States 1,750,000       1,305,938
                                                                                                                  ------------
                                                                                                                     6,082,501
                                                                                                                  ------------
     Real Estate Investment Trusts .6%
     Macerich Co., cvt., sub. notes, 144A, 7.25%, 12/15/02 ..................          United States 1,000,000         993,750
                                                                                                                  ------------
     Total Convertible Bonds (Cost $9,342,598)...............................                                        9,622,251
                                                                                                                  ------------
     Emerging Market Bonds 23.7%
     Bepensa, SA, senior notes, 144A, 9.75%, 9/30/04 ........................             Mexico       150,000         151,688
     Bridas Corp., senior notes, 12.50%, 11/15/99 ...........................            Argentina     100,000         106,250
     Cemex, SA, 144A, 10.75%, 7/15/00 .......................................             Mexico       100,000         106,370
     Centrais Eletricas Brasileiras, SA, 144A, 10.00%, 10/30/98 .............             Brazil       120,000         120,600
     Government of Jamaica, 9.625%, 7/02/02 .................................             Jamaica    1,250,000       1,257,813
     Pera Financial Services, secured notes, 144A, 9.375%, 10/15/02 .........             Turkey       160,000         152,000
     Pera Financial Services, secured notes, 144A, 9.375%, 10/15/02 .........             Turkey     1,000,000         950,000
     Poland Communications, Inc., senior notes, 9.875%, 11/01/03 ............             Poland       200,000         199,500
     Republic of Argentina, 9.25%, 2/23/01 ..................................            Argentina     275,000         284,109
     Republic of Argentina, 11.00%, 10/09/06 ................................            Argentina   1,000,000       1,101,250
     Republic of Argentina, 9.75%, 9/19/27 ..................................            Argentina     730,000         706,275
     Republic of Argentina, Bonos Del Tesoro, 8.75%, 5/09/02 ................            Argentina   3,300,000       3,235,650
     Republic of Argentina, Global, 11.375%, 1/30/17 ........................            Argentina     160,000         177,500
     Republic of Brazil, 8.875%, 11/05/01 ...................................             Brazil     2,295,000       2,360,981
     Republic of Brazil, 9.375%, 4/07/08 ....................................             Brazil     3,000,000       2,992,500
     Republic of Brazil, 6.688%, 4/15/12 ....................................             Brazil       835,000         662,781
     Republic of Brazil, 10.125%, 5/15/27 ...................................             Brazil     2,200,000       2,147,750
     Republic of Brazil, C Bond, 8.00%, 4/15/14 .............................             Brazil     2,065,181       1,715,459
     Republic of Bulgaria, floating rate deb., 6.563%, 7/28/11 ..............            Bulgaria    2,220,000       1,753,800
     Republic of Ecuador, unsub., 11.25%, 4/25/02 ...........................             Ecuador    1,000,000       1,031,250
     Republic of Ecuador, unsub., 144A, 11.25%, 4/25/02 .....................             Ecuador      750,000         773,438
     Republic of Panama, 8.875%, 9/30/27 ....................................             Panama     1,500,000       1,473,750
     Republic of Turkey, 144A, 9.875%, 2/23/05 ..............................             Turkey       750,000         761,813
     Republic of Turkey, 144A, 10.00%, 9/19/07 ..............................             Turkey       650,000         664,219
     Republic of Venezuela, 6.812%, 12/18/07 ................................            Venezuela     952,380         855,357
     Republic of Venezuela, 9.25%, 9/15/27 ..................................            Venezuela   3,643,000       3,226,332
     Republic of Venezuela, Disc. W-A, 6.563%, 3/31/20 ......................            Venezuela     250,000         220,156
     Republic of Venezuela, senior unsub. notes, 9.125%, 6/18/07 ............            Venezuela   1,200,000       1,201,560
     Republic of Venezuela, senior unsub. notes, 144A, 9.125%, 6/18/07 ......            Venezuela     100,000         100,130
     SEI Holdings IX, Inc., senior notes, 144A, 11.00%, 11/30/00 ............            Trinidad      125,000         134,376
     United Mexican States, 9.75%, 2/06/01 ..................................             Mexico     1,950,000       2,069,438
     United Mexican States, 9.875%, 1/15/07 .................................             Mexico       415,000         445,606
     United Mexican States, 8.625%, 3/12/08 .................................             Mexico     4,250,000       4,228,750
     United Mexican States, 11.375%, 9/15/16 ................................             Mexico       800,000         940,000
     United Mexican States, 11.50%, 5/15/26 .................................             Mexico       950,000       1,147,125
                                                                                                                  ------------
     Total Emerging Market Bonds (Cost $38,938,942) .........................                                       39,455,576
                                                                                                                  ------------
   a Foreign Government Bonds 15.9%..........................................         United Kingdom
     Australian Government, 9.50%, 8/15/03 ..................................            Australia $ 2,457,000 AUD $ 1,889,391
     Belgium Kingdom, 5.00%, 3/28/01 ........................................             Belgium   20,000,000 BEF     548,106
     Belgium Kingdom, 6.25%, 3/28/07 ........................................             Belgium   20,000,000 BEF     584,884
     Bundesobligation, Series 110, 5.375%, 2/22/99 ..........................             Germany    1,205,000 DEM     679,286
     Bundesobligation, Series 118, 5.25%, 2/21/01 ...........................             Germany      865,000 DEM     492,633
     Bundesschatzanweisungen, 6.875%, 2/24/99 ...............................             Germany    1,035,000 DEM     590,086
     Buoni Poliennali del Tesoro, 10.50%, 7/15/00 ...........................              Italy 2,055,000,000 ITL   1,298,096
     Buoni Poliennali del Tesoro, 7.75%, 11/01/06 ...........................              Italy 2,815,000,000 ITL   1,870,312
     Deutschland Republic, 6.00%, 1/05/06 ...................................             Germany    1,175,000 DEM     696,291
     German Unity Fund, 8.75%, 8/20/01 ......................................             Germany    1,580,000 DEM     992,640
     Government of Canada, 10.50%, 7/01/00 ..................................             Canada       935,000 CAD     724,320
     Government of Canada, 10.50%, 3/01/01 ..................................             Canada     1,645,000 CAD   1,308,237
     Government of Canada, 10.00%, 5/01/02 ..................................             Canada     1,515,000 CAD   1,238,871
     Government of Canada, 6.50%, 6/01/04 ...................................             Canada     1,000,000 CAD     742,175
     Government of Canada, 10.00%, 6/01/08 ..................................             Canada       700,000 CAD     662,126
     Kingdom of Denmark, 9.00%, 11/15/00 ....................................             Denmark    1,785,000 DKK     287,321
     Kingdom of Denmark, 8.00%, 5/15/03 .....................................             Denmark    5,630,000 DKK     930,003
     Kingdom of Denmark, 7.00%, 12/15/04 ....................................             Denmark    6,000,000 DKK     968,063
     New Zealand Government, 6.50%, 2/15/00 .................................           New Zealand  1,295,000 NZD     704,591
     Spanish Government, 12.25%, 3/25/00 ....................................              Spain   176,680,000 ESP   1,320,449
     Spanish Government, 8.80%, 4/30/06 .....................................              Spain   235,150,000 ESP   1,903,077
     Swedish Government, 13.00%, 6/15/01 ....................................             Sweden     6,200,000 SEK     985,713
     Swedish Government, 10.25%, 5/05/03 ....................................             Sweden    11,700,000 SEK   1,860,347
     Treuhandanstalt, 7.75%, 10/02/02 .......................................             Germany    1,530,000 DEM     955,174
     U.K. Treasury, 8.00%, 12/07/00 .........................................         United Kingdom 1,070,000 GBP   1,860,031
     World Bank IBRD-Global Bond, 4.50%, 3/20/03 ............................              Japan    45,000,000 JPY     395,704
                                                                                                                  ------------
     Total Foreign Government Bonds (Cost $26,827,137) ......................                                       26,487,927
                                                                                                                  ------------
     U.S. Government Securities 4.8%
     U.S. Treasury Bonds, 7.125%, 2/15/23 ...................................          United States   400,000         455,750
     U.S. Treasury Notes, 5.875%, 9/30/02 ...................................          United States 5,000,000       5,037,505
     U.S. Treasury Notes, 5.625%, 12/31/02 ..................................          United States 2,500,000       2,495,315
                                                                                                                  ------------
     Total U.S. Government Securities (Cost $7,945,016) .....................                                        7,988,570
                                                                                                                  ------------
     Mortgages 7.6%
     Miscellaneous Mortgages 2.4%
     Morgan Stanley Capital I, 6.55%, 12/15/07 ..............................          United States 2,000,000       2,020,781
     Nomura Asset Securities Corp., Series 1998 D-6, 6.77%, 3/17/28 .........          United States 2,000,000       2,007,500
                                                                                                                  ------------
                                                                                                                     4,028,281
                                                                                                                  ------------
     U.S. Government Agencies/Mortgages 5.2%
     FHLMC, 7.00%, 1/01/09 ..................................................          United States    18,969          19,361
     FHLMC, 6.00%, 4/01/09 ..................................................          United States    20,720          20,553
     FHLMC, 6.00%, 1/01/11 ..................................................          United States    20,932          20,704
     FHLMC, 6.50%, 4/01/11 ..................................................          United States    32,629          32,864
     FHLMC, 7.00%, 9/01/11 ..................................................          United States    42,127          43,003
     FHLMC, 7.00%, 4/01/24 ..................................................          United States    48,179          48,967
     FHLMC, 7.50%, 4/01/24 ..................................................          United States    36,549          37,536
     FHLMC, 8.50%, 12/01/24 .................................................          United States    19,942          20,908
     U.S. Government Agencies/Mortgages (cont.)
     FHLMC, 9.00%, 12/01/24 .................................................          United States  $ 12,926        $ 13,709
     FHLMC, 7.00%, 11/01/25 .................................................          United States    26,497          26,876
     FHLMC, 8.00%, 11/01/25 .................................................          United States    22,864          23,736
     FHLMC, 6.50%, 12/01/25 .................................................          United States    35,735          35,562
     FHLMC, 7.50%, 1/01/26 ..................................................          United States    30,573          31,396
     FHLMC, 8.00%, 1/01/26 ..................................................          United States    19,527          20,271
     FHLMC, 6.50%, 3/01/26 ..................................................          United States    47,584          47,308
     FHLMC, 7.00%, 9/01/26 ..................................................          United States    26,783          27,164
     FHLMC, 7.50%, 1/01/27 ..................................................          United States    61,782          63,438
   b FHLMC, 7.00%, 5/01/28 ..................................................          United States 1,000,000       1,011,250
     FNMA, 7.50%, 10/01/07 ..................................................          United States    27,957          28,812
     FNMA, 2.125%, 10/09/07 .................................................          United States50,000,000 JPY     390,827
     FNMA, 6.50%, 2/01/09 ...................................................          United States    28,219          28,397
     FNMA, 6.50%, 4/01/11 ...................................................          United States    21,529          21,652
     FNMA, 6.50%, 1/01/24 ...................................................          United States    35,452          35,297
     FNMA, 7.00%, 5/01/24 ...................................................          United States    21,115          21,434
     FNMA, 8.00%, 1/01/25 ...................................................          United States    25,621          26,621
     FNMA, 9.00%, 3/01/25 ...................................................          United States    20,482          21,701
     FNMA, 9.00%, 5/01/25 ...................................................          United States     4,978           5,274
     FNMA, 8.50%, 7/01/25 ...................................................          United States    18,639          19,570
     FNMA, 8.00%,12/01/25 ...................................................          United States   839,149         871,641
     FNMA, 7.00%, 1/01/26 ...................................................          United States    46,575          47,180
     FNMA, 7.00%, 3/01/26 ...................................................          United States    51,786          52,449
     FNMA, 7.50%, 3/01/26 ...................................................          United States    37,547          38,587
     FNMA, 8.00%, 5/01/26 ...................................................          United States    21,096          21,880
     FNMA, 8.00%, 6/01/26 ...................................................          United States    15,643          16,225
     FNMA, 7.50%, 8/01/26 ...................................................          United States    34,087          35,032
     FNMA, 7.50%, 10/01/26 ..................................................          United States    18,890          19,413
     FNMA, 8.00%, 1/01/27 ...................................................          United States    52,269          54,211
     FNMA, 7.00%, 4/01/27 ...................................................          United States   990,931       1,003,542
     FNMA, 6.50%, 3/01/28 ...................................................          United States 3,027,284       3,000,795
     GNMA, SF, 7.50%, 9/15/23 ...............................................          United States    17,571          18,107
     GNMA, SF, 6.50%, 3/15/24 ...............................................          United States    47,723          47,528
     GNMA, SF, 8.00%, 6/15/24 ...............................................          United States    39,401          40,924
     GNMA, SF, 8.50%, 8/15/24 ...............................................          United States    12,960          13,712
     GNMA, SF, 9.00%, 1/15/25 ...............................................          United States     4,896           5,257
     GNMA, SF, 8.00%, 2/15/25 ...............................................          United States    17,928          18,660
     GNMA, SF, 9.50%, 6/15/25 ...............................................          United States    11,873          12,884
     GNMA, SF, 7.50%, 1/15/26 ...............................................          United States    22,189          22,823
     GNMA, SF, 7.50%, 1/15/26 ...............................................          United States    21,245          21,852
     GNMA, SF, 7.50%, 2/15/26 ...............................................          United States    22,524          23,168
     GNMA, SF, 7.00%, 3/15/26 ...............................................          United States    24,067          24,401
     GNMA, SF, 9.00%, 3/15/26 ...............................................          United States    39,749          42,627
     GNMA, SF, 8.00%, 6/15/26 ...............................................          United States    55,964          58,121
     GNMA, SF, 8.50%, 7/15/26 ...............................................          United States    21,098          22,277

     U.S. Government Agencies/Mortgages (cont.)
     GNMA, SF, 7.50%, 9/15/27 ...............................................          United States $ 984,559     $ 1,012,537
     GNMA II, 7.00%, 9/20/25 ................................................          United States    51,288          51,906
                                                                                                                  ------------
                                                                                                                     8,741,930
                                                                                                                  ------------
     Total Mortgages (Cost $12,759,657) .....................................                                       12,770,211
                                                                                                                  ------------
     Total Long Term Investments (Cost $148,601,812) ........................                                      151,173,643
                                                                                                                  ------------
   e Repurchase Agreement 9.7%
     Joint Repurchase Agreement, 5.487%, 5/01/98, (Maturity Value $16,204,390)
      (Cost $16,201,920) ....................................................          United States16,201,920      16,201,920
       BancAmerica Robertson Stephens (Maturity Value $1,422,908)
       Barclays Capital Group, Inc. (Maturity Value $1,422,908)
       Bear, Stearns & Co., Inc. (Maturity Value $776,190)
       BT Alex Brown, Inc. (Maturity Value $1,668,400)
       Chase Securities, Inc. (Maturity Value $953,628)
       Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,422,908)
       Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $1,422,908)
       Greenwich Capital Markets, Inc. (Maturity Value $1,422,908)
       Lehman Brothers, Inc. (Maturity Value $1,422,908)
       Paribas Corp. (Maturity Value $1,422,908)
       SBC Warburg Dillon Read, Inc. (Maturity Value $1,422,908)
       UBS Securities, L.L.C. (Maturity Value $1,422,908)
        Collateralized by U.S. Treasury Bills and Notes
     Total Investments (Cost $164,803,732) 100.4% ...........................                                      167,375,563
     Other Assets, Less Liabilities (.4%) ...................................                                        (742,165)
                                                                                                                  ------------
     Net Assets 100.0%.......................................................                                     $166,633,398
                                                                                                                  ------------

Currency Abbreviations
AUD  - Australian Dollar
BEF  - Belgium Franc
CAD  - Canadian Dollar
DEM  - German Mark
DKK  - Danish Krone
ESP  - Spanish Peseta
GBP  - British Pound
ITL  - Italian Lira
JPY  - Japanese Yen
LUF  - Luxembourg Franc
NZD  - New Zealand Dollar
SEK  - Swedish Krona

*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
dSee Note 7 regarding defaulted securities.
eSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN STRATEGIC SERIES
Financial Statements

Statements of Assets and Liabilities
April 30, 1998

                                                                    Franklin                           Franklin
                                                                  Biotechnology      Franklin          California
                                                                  Discovery Fund   Blue Chip Fund      Growth Fund
                                                                 --------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...............................    $60,702,665        $13,431,295        $653,105,078
  Cost - Non-controlled affiliated issuers ..................             --                 --          13,388,521
                                                                 --------------------------------------------------
  Value - Unaffiliated issuers ..............................     62,998,977         15,743,335         765,862,178
  Value - Non-controlled affiliated issuers .................             --                 --          14,432,813
 Repurchase agreements, at value and cost ...................      6,573,605            990,256          66,057,064
 Cash .......................................................        554,836             68,397             630,597
 Receivables:
  Investment securities sold ................................      7,204,919            135,125           3,154,676
  Capital shares sold .......................................        308,797              6,735           3,860,727
  Dividends and interest ....................................             --             26,332             546,238
  Affiliates ................................................             --             12,705                  --
 Deposits with brokers for securities sold short ............      3,001,001                 --                  --
 Other assets ...............................................         19,669                 --                  --
                                                                 --------------------------------------------------
      Total assets ..........................................     80,661,804         16,982,885         854,544,293
                                                                 --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................        310,000             97,544           8,445,755
  Capital shares redeemed ...................................         80,936                 --             335,802
  Affiliates ................................................        149,913             28,537           1,114,919
  Shareholders ..............................................         21,446              5,812             655,822
 Securities sold short, at value
 (proceeds $6,874,305) ......................................      6,519,963                 --                  --
 Other liabilities ..........................................         33,389             14,872              36,911
                                                                 --------------------------------------------------
      Total liabilities .....................................      7,115,647            146,765          10,589,209
                                                                 --------------------------------------------------
       Net assets, at value .................................    $73,546,157        $16,836,120        $843,955,084
                                                                 ==================================================

                                                                  Franklin                               Franklin
                                                                 Biotechnology         Franklin         California
                                                                Discovery Fund      Blue Chip Fund      Growth Fund
                                                                 --------------------------------------------------
Net assets consist of:
 Undistributed net investment income (loss) .................            $--           $ 51,383         $ 1,171,577
 Net unrealized appreciation ................................      2,650,654          2,308,083         113,801,392
 Accumulated net realized gain (loss) .......................        (89,289)          (428,215)         21,746,042
 Capital shares .............................................     70,984,792         14,904,869         707,236,073
                                                                 --------------------------------------------------
      Net assets, at value ..................................    $73,546,157        $16,836,120        $843,955,084
                                                                 ==================================================
Class I:
 Net assets, at value .......................................    $73,546,157        $16,836,120        $721,254,298
                                                                 ==================================================
 Shares outstanding .........................................      2,735,059          1,351,240          28,882,609
                                                                 ==================================================
 Net asset value per share* .................................         $26.89             $12.46              $24.97
                                                                 ==================================================
 Maximum offering price per share
 (net asset value per share O 95.50%) .......................         $28.16             $13.05              $26.15
                                                                 ==================================================
Class II:
 Net assets, at value .......................................             --                 --        $122,700,786
                                                                 ==================================================
 Shares outstanding .........................................             --                 --           4,944,822
                                                                 ==================================================
 Net asset value per share* .................................             --                 --              $24.81
                                                                 ==================================================
 Maximum offering price per share
 (net asset value per share O 99.00%) .......................             --                 --              $25.06
                                                                 ==================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                                                                  Franklin
                                                                Global Health    Franklin Global     Franklin MidCap
                                                                  Care Fund       Utilities Fund       Growth Fund
                                                                 --------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...............................   $147,700,628       $182,174,689         $19,759,908
  Cost - Non-controlled affiliated issuers ..................     18,457,780                 --                  --
                                                                 --------------------------------------------------
  Value - Unaffiliated issuers ..............................    178,015,889        236,649,027          25,749,712
  Value - Non-controlled affiliated issuers .................     11,652,341                 --                  --
 Repurchase agreements, at value and cost ...................      6,442,276          9,251,867           4,355,103
 Cash .......................................................        226,198                 --              95,250
 Receivables:
  Investment securities sold ................................      5,759,899                 --               1,787
  Capital shares sold .......................................        416,679            691,002              51,169
  Dividends and interest ....................................          3,000            637,050               7,970
  Affiliates ................................................             --                 --                 348
                                                                 --------------------------------------------------
      Total assets ..........................................    202,516,282        247,228,946          30,261,339
                                                                 --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................             --          3,607,970             349,895
  Capital shares redeemed ...................................        144,353            199,387                  --
  Affiliates ................................................        316,421            299,799              35,743
  Shareholders ..............................................        171,530            171,765               6,915
 Other liabilities ..........................................         18,343             32,038               5,124
                                                                 --------------------------------------------------
      Total liabilities .....................................        650,647          4,310,959             397,677
                                                                 --------------------------------------------------
       Net assets, at value .................................   $201,865,635       $242,917,987         $29,863,662
                                                                 ==================================================


                                                                    Franklin
                                                                Global Health    Franklin Global    Franklin MidCap
                                                                   Care Fund      Utilities Fund      Growth Fund
                                                                 --------------------------------------------------
Net assets consist of:
 Undistributed net investment income ........................            $--        $ 1,555,065                 $--
 Net unrealized appreciation ................................     23,509,822         54,474,242           5,989,804
 Accumulated net realized gain ..............................        116,079         11,322,847             319,578
 Capital shares .............................................    178,239,734        175,565,833          23,554,280
                                                                 --------------------------------------------------
      Net assets, at value ..................................   $201,865,635       $242,917,987         $29,863,662
                                                                 ==================================================
Class I:
 Net assets, at value .......................................   $176,545,075       $226,593,935         $29,863,662
                                                                 ==================================================
 Shares outstanding .........................................      9,156,408         13,050,797           1,711,958
                                                                 ==================================================
 Net asset value per share* .................................         $19.28             $17.36              $17.44
                                                                 ==================================================
 Maximum offering price per share
 (net asset value per share O 95.50%) .......................         $20.19             $18.18              $18.26
                                                                 ==================================================
Class II:
 Net assets, at value .......................................   $ 25,320,560       $ 16,324,052                  --
                                                                 ==================================================
 Shares outstanding .........................................      1,321,101            946,226                  --
                                                                 ==================================================
 Net asset value per share* .................................         $19.17             $17.25                  --
                                                                 ==================================================
 Maximum offering price per share
 (net asset value per share O 99.00%) .......................         $19.36             $17.42                  --
                                                                 ==================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                                                                  Franklin               Franklin
                                                               Franklin Natural   Small Cap             Strategic
                                                                Resources Fund   Growth Fund           Income Fund
                                                                 --------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...............................    $50,158,063     $2,480,319,729        $148,601,812
  Cost - Non-controlled affiliated issuers ..................             --      1,194,580,224                  --
                                                                 --------------------------------------------------
  Value - Unaffiliated issuers ..............................     56,480,518      2,988,943,418         151,173,643
  Value - Non-controlled affiliated issuers .................             --      1,331,958,605                  --
 Repurchase agreements, at value and cost ...................      8,987,626        758,861,509          16,201,920
 Cash .......................................................         34,450         14,884,021             816,352
 Receivables:
  Investment securities sold ................................          7,265          2,011,770             901,418
  Capital shares sold .......................................        143,156         25,658,027           1,509,379
  Dividends and interest ....................................        103,925            347,502           2,768,455
  Affiliates ................................................         16,929                 --             160,222
 Unrealized gain on forward
 exchange contracts (Note 6) ................................             --                 --              54,246
                                                                 --------------------------------------------------
      Total assets ..........................................     65,773,869      5,122,664,852         173,585,635
                                                                 --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................             --         86,784,575           6,305,465
  Capital shares redeemed ...................................            427          2,558,612              73,749
  Affiliates ................................................         57,058          5,954,813              96,365
  Shareholders ..............................................         61,526         11,226,579              85,744
 Payable upon return of
 securities loaned (Note 10) ................................      2,322,000        207,631,985                  --
 Unrealized loss on forward
 exchange contracts (Note 6) ................................             --                 --             379,760
 Other liabilities ..........................................        166,823            145,500              11,154
                                                                 --------------------------------------------------
      Total liabilities .....................................      2,607,834        314,302,064           6,952,237
                                                                 --------------------------------------------------
       Net assets, at value .................................    $63,166,035     $4,808,362,788        $166,633,398
                                                                 ==================================================

                                                                    Franklin         Franklin
                                                                 Franklin Natural    Small Cap           Strategic
                                                                  Resources Fund    Growth Fund         Income Fund
                                                                 --------------------------------------------------
Net assets consist of:
 Undistributed net investment income ........................      $ 293,376               $ --           $ 131,047
 Net unrealized appreciation ................................      6,322,455        646,002,070           2,252,475
 Accumulated net realized gain (loss) .......................       (612,877)        62,459,516            (134,177)
 Capital shares .............................................     57,163,081      4,099,901,202         164,384,053
                                                                 --------------------------------------------------
      Net assets, at value ..................................    $63,166,035     $4,808,362,788        $166,633,398
                                                                 ==================================================
Class I:
 Net assets, at value .......................................    $62,273,906     $3,957,972,469        $166,633,398
                                                                 ==================================================
 Shares outstanding .........................................      4,028,477        152,638,807          14,831,268
                                                                 ==================================================
 Net assets value per share* ................................         $15.46             $25.93              $11.24
                                                                 ==================================================
 Maximum offering price per share
 (net asset value per share O 95.50%, 95.50%, 95.75%,
 respectively) ..............................................         $16.19             $27.15              $11.74
                                                                 ==================================================
Class II:
 Net assets, at value .......................................             --      $ 731,707,459                  --
                                                                 ==================================================
 Shares outstanding .........................................             --         28,598,878                  --
                                                                 ==================================================
 Net asset value per share* .................................             --             $25.59                  --
                                                                 ==================================================
 Maximum offering price per share
 (net asset value per share O 99.00%) .......................             --             $25.85                  --
                                                                 ==================================================
Advisor Class:
 Net assets, at value .......................................      $ 892,129      $ 118,682,860                  --
                                                                 ==================================================
 Shares outstanding .........................................         57,638          4,563,483                  --
                                                                 ==================================================
 Net asset value and maximum offering price per share .......         $15.48             $26.01                  --
                                                                 ==================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Operations
for the year ended April 30, 1998

                                                                   Franklin                              Franklin
                                                                 Biotechnology       Franklin           California
                                                                Discovery Fund**   Blue Chip Fund       Growth Fund
                                                                 --------------------------------------------------
Investment income:*
 Dividends ..................................................            $--          $ 130,525         $ 5,006,474
 Interest ...................................................        328,275            110,911           4,606,211
                                                                 --------------------------------------------------
      Total investment income ...............................        328,275            241,436           9,612,685
                                                                 --------------------------------------------------
Expenses:
 Management fees (Note 3) ...................................        196,583             91,184           2,866,217
 Administrative fees (Note 3) ...............................         44,500                 --                  --
 Distribution fees (Note 3)
  Class I ...................................................        104,362             26,000           1,300,088
  Class II ..................................................             --                 --             687,671
 Transfer agent fees (Note 3) ...............................         79,420             34,500             982,605
 Custodian fees .............................................          9,943              5,156               7,473
 Reports to shareholders ....................................         10,430             10,327             257,967
 Registration and filing fees ...............................          1,250             16,375              68,708
 Professional fees ..........................................         12,971              1,841              19,784
 Trustees' fees and expenses ................................            120                 42               4,469
 Amortization of offering costs (Note 1) ....................         32,782                 --                  --
 Pricing fees ...............................................             --             13,732               1,415
 Other ......................................................          8,454              5,725              77,661
                                                                 --------------------------------------------------
      Total expenses ........................................        500,815            204,882           6,274,058
      Expenses waived/paid by affiliate (Note 3) ............        (35,315)           (73,186)                 --
                                                                 --------------------------------------------------
       Net expenses .........................................        465,500            131,696           6,274,058
                                                                 --------------------------------------------------
        Net investment income (loss) ........................       (137,225)           109,740           3,338,627
                                                                 --------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...............................................       (362,395)          (362,701)         42,533,146
  Foreign currency transactions .............................          2,676             (8,732)                 --
  Securities sold short .....................................        438,271                 --                  --
                                                                 --------------------------------------------------
   Net realized gain (loss) .................................         78,552           (371,433)         42,533,146
 Net unrealized appreciation (depreciation) on:
  Investments ...............................................      2,650,654          2,024,983         104,216,403
  Translation of assets and liabilities
denominated in foreign currencies ...........................             --             (3,920)                 --
                                                                 --------------------------------------------------
   Net unrealized appreciation ..............................      2,650,654          2,021,063         104,216,403
                                                                 --------------------------------------------------
Net realized and unrealized gain ............................      2,729,206          1,649,630         146,749,549
                                                                 --------------------------------------------------
Net increase in net assets resulting from operations ........     $2,591,981         $1,759,370        $150,088,176
                                                                 ==================================================

*Net of foreign taxes of $12,590 for the Franklin Blue Chip Fund.
**For the period September 15, 1997 (effective date) to April 30, 1998.

                                                                    Franklin
                                                                 Global Health   Franklin Global    Franklin MidCap
                                                                   Care Fund      Utilities Fund      Growth Fund
                                                                 --------------------------------------------------
Investment income:*
 Dividends ..................................................      $ 219,084         $5,674,618            $ 91,792
 Interest ...................................................        753,241            762,319             146,256
                                                                 --------------------------------------------------
      Total investment income ...............................        972,325          6,436,937             238,048
                                                                 --------------------------------------------------
Expenses:
 Management fees (Note 3) ...................................      1,141,626          1,179,477             135,485
 Distribution fees (Note 3)
  Class I ...................................................        469,000            502,459              44,768
  Class II ..................................................        188,100            121,500                  --
 Transfer agent fees (Note 3) ...............................        466,405            291,025              31,574
 Custodian fees .............................................         14,568             33,815                 296
 Reports to shareholders ....................................        122,578             76,956               9,450
 Registration and filing fees ...............................         63,953             32,452              17,537
 Professional fees ..........................................          7,472              7,684               4,228
 Trustees' fees and expenses ................................          1,805              1,843                 185
 Pricing fees ...............................................          1,240              4,645                 117
 Other ......................................................          5,870              6,425                 500
                                                                 --------------------------------------------------
      Total expenses ........................................      2,482,617          2,258,281             244,140
                                                                 --------------------------------------------------
       Net investment income (loss) .........................     (1,510,292)         4,178,656              (6,092)
                                                                 --------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...............................................      7,408,991         22,104,757             900,767
  Foreign currency transactions .............................        (65,505)           (36,764)             (1,488)
                                                                 --------------------------------------------------
   Net realized gain ........................................      7,343,486         22,067,993             899,279
 Net unrealized appreciation on:
  Investments ...............................................     39,298,346         39,396,011           4,795,383
  Translation of assets and liabilities
 denominated in foreign currencies ..........................            826                229                  --
                                                                 --------------------------------------------------
   Net unrealized appreciation ..............................     39,299,172         39,396,240           4,795,383
                                                                 --------------------------------------------------
Net realized and unrealized gain ............................     46,642,658         61,464,233           5,694,662
                                                                 --------------------------------------------------
Net increase in net assets resulting from operations ........    $45,132,366        $65,642,889          $5,688,570
                                                                 ==================================================

*Net of foreign taxes of $45,298, $183,892, and $1,486 for the Franklin Global
Health Care Fund, the Franklin Global Utilities Fund, and the Franklin MidCap
Growth Fund, respectively.

                                                                                     Franklin            Franklin
                                                                Franklin Natural     Small Cap           Strategic
                                                                 Resources Fund     Growth Fund         Income Fund
                                                                 --------------------------------------------------
Investment income:*
 Dividends (Note 9) .........................................      $ 553,710        $ 9,764,392           $ 271,509
 Interest ...................................................        383,110         25,927,842           6,533,406
                                                                 --------------------------------------------------
      Total investment income ...............................        936,820         35,692,234           6,804,915
                                                                 --------------------------------------------------
Expenses:
 Management fees (Note 3) ...................................        357,984         13,566,077             527,061
 Distribution fees (Note 3)
  Class I ...................................................        181,570          6,173,460             222,922
  Class II ..................................................             --          4,283,103                  --
 Transfer agent fees (Note 3) ...............................        113,674          3,755,444              66,796
 Custodian fees .............................................          8,187             50,895              11,527
 Reports to shareholders ....................................         34,867            742,709              19,266
 Registration and filing fees ...............................         41,738            595,799              40,100
 Professional fees ..........................................          3,165             89,388               3,994
 Trustees' fees and expenses ................................            593             21,703                 692
 Pricing fees ...............................................          4,783              5,997               1,430
 Other ......................................................          1,087             40,447               8,029
                                                                 --------------------------------------------------
      Total expenses ........................................        747,648         29,325,022             901,817
      Expenses waived/paid by affiliate (Note 3) ............       (198,780)                --            (687,283)
                                                                 --------------------------------------------------
       Net expenses .........................................        548,868         29,325,022             214,534
                                                                 --------------------------------------------------
        Net investment income ...............................        387,952          6,367,212           6,590,381
                                                                 --------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...............................................      3,242,908        168,904,266             343,200
  Foreign currency transactions .............................         26,123              1,316              (7,888)
                                                                 --------------------------------------------------
   Net realized gain ........................................      3,269,031        168,905,582             335,312
 Net unrealized appreciation on:
  Investments ...............................................      4,698,227        660,877,005           2,122,179
  Translation of assets and liabilities
 denominated in foreign currencies ..........................             18                 --                  --
                                                                 --------------------------------------------------
   Net unrealized appreciation ..............................      4,698,245        660,877,005           2,122,179
                                                                 --------------------------------------------------
Net realized and unrealized gain ............................      7,967,276        829,782,587           2,457,491
                                                                 --------------------------------------------------
Net increase in net assets resulting from operations ........     $8,355,228       $836,149,799          $9,047,872
                                                                 ==================================================

*Net of foreign taxes of $14,839 and $133,122 for the Franklin Natural Resources
Fund and the Franklin Small Cap Growth Fund, respectively.

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended April 30, 1998 and 1997

                                                                   Franklin
                                                                 Biotechnology                   Franklin
                                                                 Discovery Fund*              Blue Chip Fund
                                                                -------------------------------------------------
                                                                     1998                1998              1997**
                                                                -------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..............................     $ (137,225)         $ 109,740         $ 35,615
  Net realized gain (loss) from
 investments and foreign currency
 transactions ...............................................         78,552           (371,433)          15,018
  Net unrealized appreciation on
 investments and translation of assets
 and liabilities denominated in foreign currencies ..........      2,650,654          2,021,063          287,020
                                                                -------------------------------------------------
      Net increase in net assets
 resulting from operations ..................................      2,591,981          1,759,370          337,653
Distributions to shareholders from:
 Net investment income:
  Class I ...................................................             --            (61,919)         (22,820)
 Net realized gains:
  Class I ...................................................        (92,644)           (81,033)              --
                                                                -------------------------------------------------
Total distributions to shareholders .........................        (92,644)          (142,952)         (22,820)
Capital share transactions: (Note 2)
  Class I ...................................................     71,046,820          9,619,758        5,285,111
                                                                -------------------------------------------------
      Net increase in net assets ............................     73,546,157         11,236,176        5,599,944
Net assets:
 Beginning of year ..........................................             --          5,599,944               --
                                                                -------------------------------------------------
 End of year ................................................    $73,546,157        $16,836,120       $5,599,944
                                                                =================================================
Undistributed net investment income
 (loss) included in net assets
 End of year ................................................            $--           $ 51,383         $ 12,294
                                                                =================================================

*For the period September 15, 1997 (effective date) to April 30, 1998.
**For the period June 3, 1996 (effective date) to April 30, 1997.

                                                                      Franklin                         Franklin
                                                               California Growth Fund           Global Health Care Fund
                                                             -----------------------------------------------------------
                                                                 1998           1997               1998          1997
                                                             -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .............................. $ 3,338,627     $ 1,347,123   $  (1,510,292)    $ (615,092)
  Net realized gain from
 investments and foreign
 currency transactions ......................................  42,533,146       5,419,170       7,343,486      9,002,325
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies .............. 104,216,403      (1,845,799)     39,299,172    (33,436,572)
                                                             -----------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations .................................. 150,088,176       4,920,494      45,132,366    (25,049,339)
Distributions to shareholders from:
 Net investment income:
  Class I ...................................................  (2,778,436)       (856,516)       (839,395)      (288,917)
  Class II ..................................................     (56,235)        (15,424)             --             --
 Net realized gains:
  Class I ................................................... (20,449,548)     (3,662,883)    (10,783,573)    (3,142,405)
  Class II ..................................................  (2,848,861)       (130,572)     (1,181,824)       (90,072)
                                                             -----------------------------------------------------------
Total distributions to shareholders ......................... (26,133,080)     (4,665,395)    (12,804,792)    (3,521,394)
Capital share transactions: (Note 2)
  Class I ................................................... 328,134,373     200,527,555      (4,628,248)    69,202,314
  Class II ..................................................  84,411,109      25,497,086      13,414,237     11,206,101
                                                             -----------------------------------------------------------
Total capital share transactions ............................ 412,545,482     226,024,641       8,785,989     80,408,415
                                                             -----------------------------------------------------------
      Net increase in net assets ............................ 536,500,578     226,279,740      41,113,563     51,837,682
Net assets:
 Beginning of year .......................................... 307,454,506      81,174,766     160,752,072    108,914,390
                                                             -----------------------------------------------------------
 End of year ................................................$843,955,084    $307,454,506    $201,865,635   $160,752,072
                                                             ===========================================================
Undistributed net investment income included in
 net assets
  End of year ............................................... $ 1,171,577       $ 667,621             $--            $--
                                                             ===========================================================



                                                                       Franklin                          Franklin
                                                                 Global Utilities Fund              MidCap Growth Fund
                                                             -----------------------------------------------------------
                                                                  1998          1997                1998          1997
                                                             -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .............................. $ 4,178,656     $ 4,919,700        $ (6,092)     $ (22,588)
  Net realized gain from investments
 and foreign currency transactions ..........................  22,067,993      20,104,534         899,279        545,132
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies ..............  39,396,240      (3,808,807)      4,795,383         (3,730)
                                                             -----------------------------------------------------------
      Net increase in net assets resulting
 from operations ............................................  65,642,889      21,215,427       5,688,570        518,814
Distributions to shareholders from:
 Net investment income:
  Class I ...................................................  (4,337,700)     (4,357,887)             --        (26,689)
  Class II ..................................................    (173,616)       (103,773)             --             --
 Net realized gains:
  Class I ................................................... (20,433,197)    (13,464,544)       (759,611)    (1,366,521)
  Class II ..................................................  (1,296,647)       (541,655)             --             --
Total distributions to shareholders ......................... (26,241,160)    (18,467,859)       (759,611)    (1,393,210)
Capital share transactions: (Note 2)
  Class I ...................................................  15,321,019       4,024,519      12,082,084      6,152,403
  Class II ..................................................   5,705,054       5,766,591              --             --
                                                             -----------------------------------------------------------
Total capital share transactions ............................  21,026,073       9,791,110      12,082,084      6,152,403
                                                             -----------------------------------------------------------
      Net increase in net assets ............................  60,427,802      12,538,678      17,011,043      5,278,007
Net assets:
 Beginning of year .......................................... 182,490,185     169,951,507      12,852,619      7,574,612
                                                             -----------------------------------------------------------
 End of year ................................................$242,917,987    $182,490,185     $29,863,662    $12,852,619
                                                             ===========================================================
Undistributed net investment income included in
 net assets
  End of year ............................................... $ 1,555,065     $ 1,924,489             $--            $--
                                                             ===========================================================

                                                                        Franklin                       Franklin
                                                                  Natural Resources Fund         Small Cap Growth Fund
                                                             -----------------------------------------------------------
                                                                    1998          1997            1998          1997
                                                             -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................   $ 387,952       $ 201,953     $ 6,367,212      $ 176,656
  Net realized gain from investments and foreign
 currency transactions ......................................   3,269,031          52,954     168,905,582     40,556,983
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies ..............   4,698,245         442,249     660,877,005    (72,391,160)
                                                             -----------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations ..................................   8,355,228         697,156     836,149,799    (31,657,521)
Distributions to shareholders from:
 Net investment income:
  Class I ...................................................    (290,715)       (151,754)    (10,251,644)    (2,394,321)
  Advisor Class .............................................     (11,637)             --        (376,164)            --
 Net realized gains:
  Class I ...................................................  (3,235,588)       (678,900)   (103,290,267)   (28,319,877)
  Class II ..................................................          --              --     (19,206,121)    (3,174,405)
  Advisor Class .............................................     (65,092)             --      (2,705,237)            --
                                                             -----------------------------------------------------------
Total distributions to shareholders .........................  (3,603,032)       (830,654)   (135,829,433)   (33,888,603)
Capital share transactions: (Note 2)
  Class I ...................................................  12,387,988      35,584,860   2,294,635,207    681,937,816
  Class II ..................................................          --              --     492,492,347    130,927,016
  Advisor Class .............................................    (483,354)      1,148,975      84,621,122     19,961,079
                                                             -----------------------------------------------------------
Total capital share transactions ............................  11,904,634      36,733,835   2,871,748,676    832,825,911
                                                             -----------------------------------------------------------
      Net increase in net assets ............................  16,656,830      36,600,337   3,572,069,042    767,279,787
Net assets:
 Beginning of year ..........................................  46,509,205       9,908,868   1,236,293,746    469,013,959
                                                             -----------------------------------------------------------
 End of year ................................................ $63,166,035     $46,509,205  $4,808,362,788 $1,236,293,746
                                                             ===========================================================
Undistributed net investment income included in
 net assets
  End of year ...............................................   $ 293,376       $ 227,995            $ --           $ --
                                                             ===========================================================


                                                                                       Franklin
                                                                                 Strategic Income Fund
                                                                                -------------------------
                                                                                   1998          1997
                                                                                -------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................   $ 6,590,381    $ 1,782,592
  Net realized gain from investments
and foreign currency transactions ..........................................       335,312        632,481
  Net unrealized appreciation (depreciation)
 on investments and translation of assets and
 liabilities denominated in foreign currencies .............................     2,122,179       (329,459)
                                                                                -------------------------
      Net increase in net assets resulting from operations .................     9,047,872      2,085,614
Distributions to shareholders from:
 Net investment income:
  Class I ..................................................................    (6,541,159)    (1,770,285)
 Net realized gains:
  Class I ..................................................................      (692,982)      (519,339)
                                                                                -------------------------
Total distributions to shareholders ........................................    (7,234,141)    (2,289,624)
Capital share transactions: (Note 2)
  Class I ..................................................................   129,955,768     22,046,373
                                                                                -------------------------
      Net increase in net assets ...........................................   131,769,499     21,842,363
Net assets:
 Beginning of year .........................................................    34,863,899     13,021,536
                                                                                -------------------------
 End of year ...............................................................  $166,633,398    $34,863,899
                                                                                =========================

Undistributed net investment income included in net assets
 End of year ...............................................................     $ 131,047      $ 141,184
                                                                                =========================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-ended investment company, consisting of nine separate series (the Funds). All Funds are non-diversified except the Franklin Blue Chip Fund, the Franklin MidCap Growth Fund, and the Franklin Small Cap Growth Fund. The Funds and their investment objectives are:

Capital Growth                  Growth and Income        Total Return
--------------------------------------------------------------------------------
Biotechnology Discovery Fund    Strategic Income Fund    Global Utilities Fund
Blue Chip Fund                                           Natural Resources Fund
California Growth Fund
Global Health Care Fund
MidCap Growth Fund
Small Cap Growth Fund

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1998, all outstanding repurchase agreements had been entered into on that date.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Forward Exchange Contracts:

The Strategic Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations (see
Note 6 for details).

e. Securities Sold Short:

The Biotechnology Discovery Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

f. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

g. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Offering Costs:
Offering costs are amortized on a straight-line basis over twelve months.

i. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.


Class I                        Class I & Class II         Class I & Advisor Class    Class I, Class II,& Advisor Class
----------------------------------------------------------------------------------------------------------------------
Biotechnology Discovery Fund   California Growth Fund     Natural Resources Fund     Small Cap Growth Fund
Blue Chip Fund                 Global Health Care Fund
MidCap Growth Fund             Global Utilities Fund
Strategic Income Fund

At April 30, 1998, there were an unlimited number of shares authorized ($.01 par value). On February 26, 1998, the Board approved the establishment of a second class of shares, Class II, for the Franklin Strategic Income Fund. Class II shares will become available for sale on May 1, 1998. Transactions in the Funds' shares were as follows:


                                   Franklin Biotechnology             Franklin                          Franklin
                                       Discovery Fund               Blue Chip Fund                California Growth Fund
                                ----------------------------------------------------------------------------------------
                                  Shares          Amount         Shares         Amount            Shares          Amount
                                ----------------------------------------------------------------------------------------
Class I
Year ended April 30, 19981
 Shares sold .................  3,010,054      $77,917,478      1,118,441   $12,925,246      20,145,768     $465,817,703
 Shares issued in reinvestment
 of distributions ............      3,075           72,075         12,437       135,809         978,677       21,399,872
 Shares redeemed .............   (278,070)      (6,942,733)      (295,806)   (3,441,297)     (6,859,634)    (159,083,202)
                                ----------------------------------------------------------------------------------------
 Net increase ................  2,735,059      $71,046,820        835,072   $ 9,619,758      14,264,811     $328,134,373
                                ========================================================================================
Year ended April 30, 19972
 Shares sold .................................................    612,646   $ 6,294,403      13,366,627     $262,790,549
 Shares issued in reinvestment of distributions ..............      2,160        22,245         210,190        4,152,217
 Shares redeemed .............................................    (98,638)   (1,031,537)     (3,404,453)     (66,415,211)
                                                                 -------------------------------------------------------
 Net increase ................................................    516,168   $ 5,285,111      10,172,364     $200,527,555
                                                                 =======================================================
Class II
Year ended April 30, 1998
 Shares sold ...................................................................                 4,008,172     $ 92,395,912
 Shares issued in reinvestment of distributions ................................                   122,953        2,681,530
 Shares redeemed ...............................................................                  (460,393)     (10,666,333)
                                                                                               ----------------------------
 Net increase ..................................................................                 3,670,732     $ 84,411,109
                                                                                               ============================
Year ended April 30, 19973
 Shares sold ...................................................................                 1,316,359     $ 26,332,041
 Shares issued in reinvestment of distributions ................................                     6,813          135,235
 Shares redeemed ...............................................................                   (49,082)        (970,190)
                                                                                               ----------------------------
 Net increase ..................................................................                 1,274,090     $ 25,497,086
                                                                                               ============================

1For the Biotechnology Fund, for the period September 15,1997 (effective date) to April 30, 1998.
2For the Blue Chip Fund, for the period June 3, 1996 (effective date) to April 30, 1997.
3For the California Growth Fund, for the period September 3, 1996 (effective date) to April 30, 1997.


2. SHARES OF BENEFICIAL INTEREST (cont.)


                                        Franklin                       Franklin                         Franklin
                                 Global Health Care Fund         Global Utilities Fund              MidCap Growth Fund
                              ---------------------------------------------------------------------------------------------
                                    Shares     Amount            Shares          Amount           Shares           Amount
                              ---------------------------------------------------------------------------------------------
Class I
Year ended April 30, 1998
 Shares sold .................  5,859,007     $114,702,245      3,212,803      $52,323,466       1,253,115      $20,195,538
 Shares issued in reinvestment
 of distributions ............    579,437       10,337,126      1,370,293       20,834,692          47,614          724,287
 Shares redeemed ............. (6,631,021)    (129,667,619)    (3,569,029)     (57,837,139)       (551,956)      (8,837,741)
                              ---------------------------------------------------------------------------------------------
 Net increase (decrease) .....   (192,577)    $ (4,628,248)     1,014,067      $15,321,019         748,773      $12,082,084
                              =============================================================================================
Year ended April 30, 1997
 Shares sold .................  9,894,341     $179,514,277      2,133,940      $31,224,215         436,500      $ 6,261,329
 Shares issued in reinvestment
 of distributions ............    173,822        3,042,776      1,052,925       14,710,262          99,179        1,337,419
 Shares redeemed ............. (6,350,088)    (113,354,739)    (2,859,257)     (41,909,958)       (104,275)      (1,446,345)
                              ---------------------------------------------------------------------------------------------
 Net increase ................  3,718,075     $ 69,202,314        327,608      $ 4,024,519         431,404      $ 6,152,403
                              =============================================================================================
Class II
Year ended April 30, 1998
 Shares sold .................    977,854     $ 18,978,351        374,083      $ 6,062,631
 Shares issued in reinvestment
 of distributions ............     59,618        1,060,013         83,729        1,266,098
 Shares redeemed .............   (344,952)      (6,624,127)      (100,619)      (1,623,675)
                              ------------------------------------------------------------
 Net increase ................    692,520     $ 13,414,237        357,193      $ 5,705,054
                              ============================================================
Year ended April 30, 19974
 Shares sold .................    642,015     $ 11,438,930        476,121      $ 6,947,138
 Shares issued in reinvestment
 of distributions ............      4,570           79,609         38,768          539,298
 Shares redeemed .............    (18,004)        (312,438)      (117,318)      (1,719,845)
                              ------------------------------------------------------------
 Net increase ................    628,581     $ 11,206,101        397,571      $ 5,766,591
                              ============================================================

                                          Franklin                    Franklin                          Franklin
                                  Natural Resources Fund       Small Cap Growth Fund               Strategic Income Fund
                              ---------------------------------------------------------------------------------------------
                                 Shares           Amount        Shares          Amount            Shares          Amount
                              ---------------------------------------------------------------------------------------------
Class I
Year ended April 30, 1998
 Shares sold .................  3,460,003      $53,383,689    136,826,460   $3,281,727,105      13,008,094     $145,482,936
 Shares issued in reinvestment
 of distributions ............    233,153        3,232,567      4,660,368      102,667,738         433,246        4,823,299
 Shares redeemed ............. (2,890,715)     (44,228,268)   (45,358,271)  (1,089,759,636)     (1,820,464)     (20,350,467)
                              ---------------------------------------------------------------------------------------------
 Net increase ................    802,441      $12,387,988     96,128,557   $2,294,635,207      11,620,876     $129,955,768
                              =============================================================================================

4For the Global Health Care Fund, for the period September 3, 1996 (effective date) to April 30, 1997.


2. SHARESOFBENEFICIALINTEREST (cont.)

                                       Franklin                      Franklin                           Franklin
                                Natural Resources Fund         Small Cap Growth Fund               Strategic Income Fund
                              --------------------------------------------------------------------------------------------
                                 Shares         Amount          Shares        Amount              Shares          Amount
                              --------------------------------------------------------------------------------------------
Class I
Year ended April 30, 1997
 Shares sold .................  4,011,712      $57,583,589     53,625,870   $1,076,021,349       2,512,297     $ 27,651,501
 Shares issued in reinvestment
 of distributions ............     53,467          756,742      1,361,841       27,277,285         157,746        1,730,372
 Shares redeemed ............. (1,593,404)     (22,755,471)   (21,003,120)    (421,360,818)       (668,531)      (7,335,500)
                              --------------------------------------------------------------------------------------------
 Net increase ................  2,471,775      $35,584,860     33,984,591    $ 681,937,816       2,001,512     $ 22,046,373
                              ============================================================================================
Class II
Year ended April 30, 1998
 Shares sold .................                                 22,584,756    $ 535,761,867
 Shares issued in reinvestment of distributions                   771,371       16,815,889
 Shares redeemed .............                                 (2,541,642)     (60,085,409)
                                                             -----------------------------
 Net increase ................                                 20,814,485    $ 492,492,347
                                                             =============================
Year ended April 30, 1997
 Shares sold .................                                  7,092,087    $ 141,500,263
 Shares issued in reinvestment of distributions                   141,513        2,814,592
 Shares redeemed .............                                   (674,976)     (13,387,839)
                                                             -----------------------------
 Net increase ................                                  6,558,624    $ 130,927,016
                                                             =============================
Advisor Class
Year ended April 30, 1998
 Shares sold .................    477,715      $ 7,274,080      3,919,786     $ 93,330,082
 Shares issued in reinvestment
 of distributions ............      5,516           76,729         90,328        1,991,723
 Shares redeemed .............   (505,389)      (7,834,163)      (436,261)     (10,700,683)
                              ------------------------------------------------------------
 Net increase (decrease) .....    (22,158)      $ (483,354)     3,573,853     $ 84,621,122
                              ============================================================
Year ended April 30, 19975
 Shares sold .................    147,426      $ 2,125,208      1,065,131     $ 22,124,188
 Shares redeemed .............    (67,630)        (976,233)       (75,501)      (2,163,109)
                              ------------------------------------------------------------
 Net increase ................     79,796      $ 1,148,975        989,630     $ 19,961,079
                              ============================================================

5For the Natural Resources Fund and the Small Cap Growth Fund, for the period January 2, 1997 (effective date) to April 30, 1997.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

All Funds, except the Blue Chip Fund and the MidCap Growth Fund, pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

     Annualized
      Fee Rate    Average Daily Net Assets
     -----------------------------------------------------------------
        .625%     First $100 million
        .500%     Over $100 million, up to and including $250 million
        .450%     Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Blue Chip Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized
      Fee Rate    Average Daily Net Assets
     -----------------------------------------------------------------
        .750%     First $500 million
        .625%     Over $500 million, up to and including $1 billion
        .500%     Over $1 billion

The MidCap Growth Fund pays an investment management fee to Advisers of .650% per year of the average daily net assets of the Fund.

The Biotechnology Discovery Fund pays an administrative fee to FT Services based on the Fund's average net assets as follows:

     Annualized
      Fee Rate    Average Daily Net Assets
     -----------------------------------------------------------------
        .150%     First $200 million
        .135%     Over $200 million, up to and including $700 million
        .100%     Over $700 million, up to and including $1.2 billion
        .075%     Over $1.2 billion

Under a subadvisory agreement, Templeton Investment Counsel, Inc. provides subadvisory services to the Strategic Income Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except the Biotechnology Discovery Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Biotechnology Discovery Fund, the Blue Chip Fund, the Natural Resources Fund, and the Strategic Income Fund, as noted in the Statements of Operations.

The Funds reimburse Distributors annually based on their average daily net assets for the costs incurred in marketing the Funds' shares as follows:



                                             Biotechnology Discovery Fund  California Growth Fund
                                             Blue Chip Fund                Global Health Care Fund
                                             MidCap Growth Fund            Global Utilities Fund
                      Strategic Income Fund  Natural Resources Fund        Small Cap Growth Fund
                     -----------------------------------------------------------------------------
Class I ..............      .25%                 .35%                               .25%
Class II .............       --                   --                               1.00%


3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:



                                              Franklin    Franklin    Franklin      Franklin       Franklin
                                            Biotechnology   Blue     California   Global Health     Global
                                           Discovery Fund*Chip Fund  Growth Fund    Care Fund   Utilities Fund
                                           -------------------------------------------------------------------
Net commissions received (paid) ..........      $272,305    $25,642   $(726,970)    $  (70,943)  $(23,094)
Contingent deferred sales charges ........          $ --       $ --    $ 10,657            $--    $ 2,786

                                                          Franklin    Franklin      Franklin    Franklin
                                                           MidCap      Natural      Small Cap   Strategic
                                                         Growth FundResources Fund Growth Fund Income Fund
                                           -------------------------------------------------------------------

Net commissions received (paid) ..........                  $16,788     $50,410    $(5,536,874)   $66,433
Contingent deferred sales charges ........                   $  --        $  --       $ 64,163      $  --

The Funds paid transfer agent fees of $5,821,443, of which $5,029,590 was paid to Investor Services.

*For the period September 15, 1997 (effective date) to April 30, 1998.

4. INCOME TAXES

At April 30, 1998, the Blue Chip Fund, the Natural Resources Fund and the Strategic Income Fund have deferred capital losses occurring subsequent to October 31, 1997 of $428,215, $542,930 and $132,813, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 1999.

At April 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:



                                Franklin     Franklin        Franklin            Franklin       Franklin
                              Biotechnology      Blue       California         Global Health     Global
                             Discovery Fund Chip Fund       Growth Fund          Care Fund   Utilities Fund
                            -------------------------------------------------------------------------------
Investments at cost ..........$61,763,876      $14,421,551   $732,735,898     $172,600,684    $191,523,890
                            ===============================================================================
Unrealized appreciation ......$ 6,902,785      $ 2,400,570   $144,134,795     $ 42,717,184    $ 66,404,306
Unrealized depreciation ...... (5,614,042)         (88,530)   (30,518,638)     (19,207,362)    (12,027,302)
                            -------------------------------------------------------------------------------
Net unrealized appreciation ..$ 1,288,743      $ 2,312,040   $113,616,157     $ 23,509,822    $ 54,377,004
                            ===============================================================================


                                Franklin         Franklin     Franklin          Franklin
                                 MidCap           Natural     Small Cap         Strategic
                               Growth Fund    Resources Fund Growth Fund       Income Fund
                              ------------------------------------------------------------
Investments at cost ..........$24,142,100      $59,222,861 $4,436,303,105     $164,815,201
                              ============================================================
Unrealized appreciation ......$ 6,439,210      $ 9,976,327  $ 849,144,383      $ 3,710,313
Unrealized depreciation ......   (476,495)      (3,731,044)  (205,683,956)      (1,149,951)
                              ------------------------------------------------------------
Net unrealized appreciation ..$ 5,962,715      $ 6,245,283  $ 643,460,427      $ 2,560,362
                              ============================================================

4. INCOME TAXES (cont.)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 1998 were as follows:



                               Franklin         Franklin      Franklin           Franklin       Franklin
                             Biotechnology        Blue       California        Global Health     Global
                            Discovery Fund*     Chip Fund    Growth Fund         Care Fund   Utilities Fund
                           --------------------------------------------------------------------------------
Purchases ....................$86,228,321      $14,229,894   $620,237,006     $125,092,238     $95,009,650
Sales ........................$32,475,837      $ 5,056,902   $247,716,955     $124,527,129     $90,143,474


                                Franklin        Franklin         Franklin        Franklin
                                 MidCap          Natural         Small Cap       Strategic
                               Growth Fund   Resources Fund     Growth Fund     Income Fund
                              -------------------------------------------------------------
Purchases ....................$18,462,611      $42,831,565  $3,496,054,678    $155,514,695
Sales ........................$ 9,172,563      $38,188,590  $1,104,486,467    $ 35,367,419

*For the period September 15, 1997 (effective date) to April 30, 1998.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Strategic Income Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At April 30, 1998, the Strategic Income Fund has outstanding forward exchange contracts for the sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

                                                                    In                             Unrealized
         Contracts to Sell (Foreign exchange currency)         Exchange for    Settlement Date     Gain (loss)
--------------------------------------------------------------------------------------------------------------
    107,000      Australian Dollar........................    U.S. $ 72,066          5/18/98     U.S. $ 2,281
    110,000      Australian Dollar .......................           72,083          5/07/98              356
    483,000      Australian Dollar .......................          320,096          5/04/98            5,168
    325,000      Canadian Dollar .........................          229,520          5/04/98            2,292
  1,376,000      Canadian Dollar .........................          972,094          5/04/98           10,046
    914,000      Deutschemark ............................          510,614          5/26/98              517
    914,000      Deutschemark ............................          510,843          5/28/98              683
 50,400,000      Japanese Yen ............................          393,136          5/13/98           10,996
 52,000,000      Japanese Yen ............................          396,644          5/13/98            2,372
    460,000      New Zealand Dollar ......................          267,536          5/12/98           12,181
    187,000      New Zealand Dollar ......................          108,273          5/18/98            4,525
    100,000      New Zealand Dollar ......................           55,970          5/26/98              533
                                                                -----------                        ----------
                                                          U.S. $ 3,908,875                             51,950
                                                                ===========                        ----------
Contracts to Buy (Foreign exchange currency)
    110,000      Australian Dollar........................    U.S. $ 71,319          5/07/98              408
    601,000      Canadian Dollar .........................          418,961          5/04/98            1,236
    100,000      New Zealand Dollar ......................           54,785          5/26/98              652
                                                                -----------                        ----------
                                                            U.S. $ 545,065                              2,296
                                                                ===========                        ----------
Unrealized gain on forward foreign currency contracts ....                                             54,246
                                                                                                   ----------
Contracts to Sell (Foreign exchange currency)
 15,000,000      Deutschemark............................. U.S. $ 8,126,998          5/07/98        (234,484)
  1,828,000      Deutschemark ............................          991,216          5/06/98         (27,706)
  1,828,000      Deutschemark ............................          991,232          5/05/98         (27,627)
    914,000      Deutschemark ............................          495,176          5/07/98         (14,317)
    914,000      Deutschemark ............................          495,213          5/07/98         (14,280)
    914,000      Deutschemark ............................          497,090          5/11/98         (12,530)
  4,450,000      Deutschemark ............................        2,454,766          5/15/98         (27,045)
  2,113,000      Deutschemark ............................        1,170,961          5/22/98          (7,995)
                                                                -----------                        ----------
                                                          U.S. $15,222,652                          (365,984)
                                                                ===========                        ----------
Contracts to Buy (Foreign exchange currency)
    107,000      Australian Dollar........................    U.S. $ 71,382          5/18/98          (1,597)
  1,828,000      Deutschemark ............................        1,020,830          5/06/98          (1,908)
  5,000,000      Deutschemark ............................        2,795,014          5/07/98          (7,853)
    460,000      New Zealand Dollar ......................          257,577          5/12/98          (2,222)
    187,000      New Zealand Dollar ......................          103,944          5/18/98            (196)
                                                                -----------                        ----------
                                                          U.S. $ 4,248,747                           (13,776)
                                                                ===========                        ----------
Unrealized loss on forward foreign currency contracts ....                                          (379,760)
                                                                                                   ----------
Net unrealized loss on forward foreign currency contracts.                                    U.S. $(325,514)
                                                                                                   ==========

7. CREDIT RISK AND DEFAULTED SECURITIES

The Strategic Income Fund has 56.2% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At April 30, 1998, the Fund held defaulted securities with a value aggregating $117,000 representing 0.07% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Strategic Income Fund has investments in excess of 10% of its total net assets in Emerging Market Bonds and Foreign Government Bonds. Such concentration may subject the Fund more significantly to economic changes occurring within those sectors.


8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The cost of registering such securities are paid by the issuer. Restricted securities held at April 30, 1998 were as follows:




                                                                        Acquisition
Shares   Issuer                                                            Date          Cost       Value
-----------------------------------------------------------------------------------------------------------
Franklin California Growth Fund

359,922  Pacific Retail Trust (.55% of Net Assets) ...............  8/30/96 - 12/16/97 $4,276,861 $4,678,986
Franklin Global Utilities Fund
35,000   CMS Energy Corp., cvt. pfd. (.86% of Net Assets) ........        6/18/97      $1,750,000 $2,091,250


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at April 30, 1998 were as shown below. For the year ended April 30, 1998, dividends and interest income from "affiliated companies" were $1,915,550.



                                           Number of                             Number of
                                        Shares Held At     Gross      Gross    Shares Held At   Value At   Dividend
Name of Issuer                         Beginning of Year  Additions Reductions  End of Year    End of Year  Income
--------------------------------------------------------------------------------------------------------------------
Franklin California Growth Fund:
Cohr, Inc. ............................         --      425,000       --    425,000     $ 3,320,313         $--
RemedyTemp, Inc., Class A .............    175,000      175,000       --    350,000      11,112,500          --
                                                                                     ---------------------------
      Total non-controlled affiliated issuers                                          $ 14,432,813    $     --
                                                                                     ===========================

Franklin Global Health Care Fund:
CIMA Labs, Inc. .......................    575,000       50,000       --    625,000     $ 2,578,122         $--
Cohr, Inc. ............................         --      405,500       --    405,500       3,167,969          --
Penederm, Inc. ........................    410,000      115,000       --    525,000       5,906,250          --
                                                                                     ---------------------------
      Total non-controlled affiliated issuers                                          $ 11,652,341    $     --
                                                                                     ===========================
Franklin Small Cap Growth Fund:
Access Health, Inc. ...................    509,950      465,800       --    975,750    $ 32,931,563         $--
Activision, Inc. ......................         --    1,344,400       --  1,344,400      14,620,350          --
Advanced Health Corp. .................         --    1,259,300  289,300    970,000      13,822,500          --
Advanced Energy Industries, Inc. ......         --    1,575,300  201,000  1,374,300      20,442,713          --
Applied Graphics Technologies, Inc. ...         --      960,100       --    960,100      48,005,000          --
Arch Communications Group, Inc. .......         --    2,000,000       --  2,000,000      11,375,000          --
Atlantic Coast Airlines, Inc. .........    280,500      448,000   28,500    700,000      39,593,750          --
Atwood Oceanics, Inc. .................    309,500      933,300   26,200  1,216,600      66,532,813          --
Barrett Resources Corp. ...............    540,000    1,143,900       --  1,683,900      62,514,788          --
CapStar Hotel Co. .....................    614,900      715,100       --  1,330,000      42,726,250          --
Clarify, Inc. .........................         --    1,297,200       --  1,297,200      17,836,500          --
Coherent, Inc. ........................    360,000    1,403,400       --  1,763,400      41,880,750          --
Consolidated Cigar Holdings, Inc. .....    574,000      414,300       --    988,300      13,650,894          --
Core Laboratories, NV (Netherlands) ...         --    1,760,100   59,200  1,700,900      48,263,038          --
DepoTech Corp. ........................    537,800      457,900       --    995,700       4,574,047          --
Gibraltar Steel Corp. .................    663,800      349,000       --  1,012,800      24,307,200          --
Harmonic Lightwaves, Inc. .............         --      961,500       --    961,500      16,826,250          --
H.T.E., Inc. ..........................         --      665,400       --    665,400      18,631,200          --
Inhale Therapeutic Systems ............    399,200      411,800       --    811,000      22,708,000          --
Innkeepers USA Trust ..................         --    2,102,800       --  2,102,800      31,804,850   1,500,240
Integrated Systems, Inc. ..............    611,300    1,480,000       --  2,091,300      39,473,288          --
Itron, Inc. ...........................         --    1,157,700       --  1,157,700      17,727,281          --
K2, Inc. ..............................    405,000      555,500       --    960,500      21,791,344     316,910
Komag, Inc. ...........................    301,000    3,510,600       --  3,811,600      59,079,800          --
Ladish Company, Inc. ..................         --      802,300       --    802,300      12,435,650          --
Lomak Petroleum, Inc. .................         --    1,890,000       --  1,890,000      26,105,625      98,400
Marquee Group, Inc. ...................         --    1,327,500       --  1,327,500       5,973,750          --
Mesa Air Group, Inc. ..................         --    1,650,000    3,900  1,646,100      13,168,800          --
Micromuse, Inc. .......................         --      754,500       --    754,500      16,787,625          --
Natural Microsystems Corp. ............    346,600      300,000       --    646,600      20,852,850          --
Omtool, Ltd. ..........................         --      984,600   46,000    938,600      11,497,850          --
Pediatrix Medical Group, Inc. .........         --    1,101,500       --  1,101,500      46,469,531          --
Penederm, Inc. ........................    531,200           --       --    531,200       5,976,000          --
Perceptron, Inc. ......................         --      793,500       --    793,500      12,100,875          --
Primus Telecommunications Group, Inc. .    513,300      569,500   79,800  1,003,000      23,946,625          --
Franklin Small Cap Growth Fund: (cont.)
Rainbow Technologies, Inc. ............         --      532,000       --    532,000    $ 13,167,000         $--
RemedyTemp, Inc., Class A .............         --      319,300       --    319,300      10,137,775          --
RockShox, Inc. ........................    435,500      530,300       --    965,800       5,432,625          --
Rural Cellular Corp., Class A .........    528,000      172,800       --    700,800      12,439,200          --
Serologicals Corp. ....................    738,900      642,900       --  1,381,800      41,454,000          --
SOS Staffing Services, Inc. ...........         --      872,400       --    872,400      19,192,800          --
Spectra-Physics Lasers, Inc. ..........         --    1,016,300       --  1,016,300      18,166,363          --
Spectralink Corp. .....................  1,050,000           --       --  1,050,000       4,593,750          --
Tom Brown, Inc. .......................         --    2,095,800       --  2,095,800      43,225,875          --
Transcrypt International, Inc. ........         --    1,212,700       --  1,212,700       7,870,423          --
Tropical Sportswear International Corp.         --      413,200       --    413,200       7,024,400          --
U.S. Liquids, Inc. ....................         --      726,200       --    726,200      17,519,575          --
Vans, Inc. ............................         --    1,045,500       --  1,045,500      12,349,969          --
Varco International, Inc. .............    780,000    2,682,500       --  3,462,500     106,471,875          --
West Marine, Inc. .....................         --    1,474,800       --  1,474,800      36,962,175          --
Western Wireless Corp., Class A .......  1,094,800      934,400  310,000  1,719,200      33,524,400          --
XcelleNet, Inc. .......................     75,000      705,100       --    780,100      15,992,050          --
                                                                                   -----------------------------
      Total non-controlled affiliated issuers                                        $1,331,958,605  $1,915,550
                                                                                   =============================

10. LENDING OF PORTFOLIO SECURITIES

The Global Utilities Fund, the Natural Resources Fund and the Small Cap Growth Fund loan securities to certain brokers for which they receive cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received for the Global Utilities Fund, the Natural Resources Fund and the Small Cap Growth Fund was $31,243, $38,535 and $2,288,479, respectively, for the year ended April 30, 1998. The value of the loaned securities for the Natural Resources Fund and the Small Cap Growth Fund was $2,260,625 and $200,943,638, respectively, at April 30, 1998.

FRANKLIN STRATEGIC SERIES
Independent Auditors' Report


To the Shareholders and Board of Trustees of Franklin Strategic Series:

We have audited the accompanying statements of assets and liabilities of each of the nine funds comprising the Franklin Strategic Series, including each Fund's statement of investments, as of April 30, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the nine funds comprising the Franklin Strategic Series as of April 30, 1998, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

June 4, 1998

FRANKLIN STRATEGIC SERIES
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Trust hereby designates the following amounts as capital gain dividends for the fiscal year ended April 30, 1998:

                                                                                 Capital Gains
                                                                 -----------------------------------------
                                                                  28% Rate Gain  20% Rate Gain       Total
                                                                 -----------------------------------------
Franklin Blue Chip Fund .......................................          $ --      $ 14,109       $ 14,109
Franklin California Growth Fund ...............................     8,273,760     6,937,083     15,210,843
Franklin Global Health Care Fund ..............................       704,196       104,965        809,161
Franklin Global Utilities Fund ................................     2,747,311    12,787,525     15,534,836
Franklin MidCap Growth Fund ...................................        57,674       527,290        584,964
Franklin Natural Resources Fund ...............................       374,040     1,112,029      1,486,069
Franklin Small Cap Growth Fund ................................    36,673,768    33,530,806     70,204,574
Franklin Strategic Income Fund ................................        35,273        34,714         69,987

Under Section 854(b)(2) of the Internal Revenue Code, the Trust hereby designates the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 1998:

      Franklin Blue Chip Fund ...............           33.53%
      Franklin California Growth Fund .......           18.81%
      Franklin Global Health Care Fund ......             .47%
      Franklin Global Utilities Fund ........           31.10%
      Franklin MidCap Growth Fund ...........           18.05%
      Franklin Natural Resources Fund .......           12.59%
      Franklin Small Cap Growth Fund ........            4.32%
      Franklin Strategic Income Fund ........            3.78%



FRANKLIN BLUE CHIP ANNUAL REPORT

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the portfolio Industry breakdown as of April 30, 1998, based on total net assets.

Portfolio Industry breakdown April 30, 1998

Drugs                                      43.0%
Delivery Systems                           14.9%
Biomedical                                  8.1%
Therapeutics                                5.4%
Animal Health                               3.0%
Diagnostics                                 2.5%
Cash & Equivalents                         23.1%

GRAPHIC MATERIAL (2)

This chart shows in pie format the geographic distribution breakdown of the fund's securities on April 30, 1998, based on total net assets.

Geographic Distribution

United States                                   59.7%
Europe                                          22.0%
Japan                                            5.6%
Latin America                                    2.8%
Pacific Rim (excluding Japan)                    2.2%
Other                                            1.2%
Cash & Equivalents                               6.5%

GRAPHIC MATERIAL (3)

This chart shows in bar format the portfolio breakdown of the fund's securities on April 30, 1998, based on total net assets.

Portfolio Breakdown

Consumer Staples                          17.8%
Healthcare                                11.9%
Technology                                11.9%
Financial Services                        11.8%
Services                                  10.3%
Industrial Cyclicals                       9.4%
Energy                                     9.2%
Utilities & Telecommunications             6.0%
Consumer Durables                          4.4%
Retail                                     0.8%
Cash & Equivalents                         6.5%

GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the Franklin Blue Chip Fund to that of the MSCI World Index, based on a $10,000 investment from 6/3/96 to 4/30/98.

Total Return Index Comparison

          DATE           FRANKLIN BLUE CHIP FUND       MSCI WORLD INDEX
         6/3/96                  $9,551                     $10,000
        6/30/96                  $9,675                     $10,052
        7/31/96                  $9,398                     $9,698
        8/31/96                  $9,484                     $9,812
        9/30/96                  $9,780                     $10,197
        10/31/96                 $9,780                     $10,271
        11/30/96                 $10,162                    $10,848
        12/31/96                 $10,088                    $10,676
        1/31/97                  $10,261                    $10,807
        2/28/97                  $10,319                    $10,933
        3/31/97                  $10,155                    $10,719
        4/30/97                  $10,424                    $11,072
        5/31/97                  $11,116                    $11,757
        6/30/97                  $11,510                    $12,345
        7/31/97                  $11,981                    $12,915
        8/31/97                  $11,030                    $12,054
        9/30/97                  $11,510                    $12,711
        10/31/97                 $10,578                    $12,043
        11/30/97                 $10,684                    $12,259
        12/31/97                 $10,839                    $12,410
        1/31/98                  $10,946                    $12,757
        2/28/98                  $11,599                    $13,622
        3/31/98                  $11,920                    $14,200
        4/30/98                  $12,134                    $14,340

GRAPHIC MATERIAL (5)

This chart shows, in bar format, the sector distribution of total net assets for the Franklin California Growth Fund as of April 30, 1998.

Electronic Technology                                     15.7%
Technology Services                                       14.1%
Finance                                                    8.4%
Real Estate                                                6.9%
Semiconductors                                             6.0%
Energy/Minerals                                            5.7%
Health Technology                                          5.2%
Retail                                                     5.2%
Other                                                     25.3%
Cash & Equivalents                                         7.5%
                                                         100.0%

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Franklin California Growth Fund - Class I to that of the Franklin California 250 Growth Index and the S&P 500 Stock Index, based on a $10,000 investment from October 30, 1991 to April 30, 1998.

               FRANKLIN CALIFORNIA                     FRANKLIN CA 250 GROWTH
     DATE      GROWTH FUND - CLASS    S&P 500 STOCK             INDEX
                        I                 INDEX
-------------------------------------------------------------------------------
   10/30/91           $9,550             $10,000               $10,000
   10/31/91           $9,550             $10,004               $10,000
   11/30/91           $8,861              $9,601               $9,185
   12/31/91           $9,845             $10,699               $10,285
   1/31/92           $10,548             $10,500               $11,084
   2/28/92           $10,683             $10,636               $11,254
   3/31/92            $9,960             $10,428               $10,511
   4/30/92            $9,517             $10,735               $10,078
   5/31/92            $9,546             $10,787               $10,140
   6/30/92            $8,953             $10,627               $9,563
   7/31/92            $9,215             $11,061               $9,883
   8/31/92            $8,808             $10,835               $9,450
   9/30/92            $8,914             $10,961               $9,539
   10/31/92           $9,341             $10,999               $10,068
   11/30/92          $10,176             $11,373               $11,000
   12/31/92          $10,386             $11,512               $11,285
   1/31/93           $10,718             $11,609               $11,701
   2/28/93           $10,279             $11,767               $11,220
   3/31/93           $10,396             $12,015               $11,332
   4/30/93            $9,966             $11,725               $10,906
   5/31/93           $10,689             $12,038               $11,728
   6/30/93           $10,665             $12,072               $11,693
   7/31/93           $10,419             $12,024               $11,725
   8/31/93           $11,117             $12,480               $12,301
   9/30/93           $11,578             $12,384               $12,587
   10/31/93          $11,735             $12,640               $12,769
   11/30/93          $11,706             $12,520               $12,610
   12/31/93          $12,211             $12,672               $12,991
   1/31/94           $12,751             $13,102               $13,432
   2/28/94           $12,917             $12,747               $13,321
   3/31/94           $12,627             $12,192               $12,557
   4/30/94           $12,513             $12,348               $12,506
   5/31/94           $12,585             $12,550               $12,459
   6/30/94           $12,218             $12,243               $11,905
   7/31/94           $12,658             $12,644               $12,299
   8/31/94           $13,493             $13,163               $13,458
   9/30/94           $13,592             $12,841               $13,402
   10/31/94          $14,053             $13,130               $13,669
   11/30/94          $14,097             $12,652               $13,269
   12/31/94          $14,230             $12,840               $13,455
   1/31/95           $14,218             $13,172               $13,782
   2/28/95           $15,208             $13,686               $14,477
   3/31/95           $15,784             $14,090               $15,087
   4/30/95           $16,152             $14,504               $15,576
   5/31/95           $16,797             $15,084               $16,039
   6/30/95           $17,927             $15,434               $17,203
   7/31/95           $19,454             $15,946               $18,645
   8/31/95           $19,895             $15,986               $19,036
   9/30/95           $20,384             $16,661               $19,425
   10/31/95          $20,420             $16,601               $18,991
   11/30/95          $21,064             $17,330               $19,750
   12/31/95          $21,008             $17,664               $19,511
   1/31/96           $21,255             $18,265               $19,684
   2/29/96           $21,973             $18,435               $20,405
   3/31/96           $22,155             $18,612               $20,106
   4/30/96           $23,824             $18,885               $22,130
   5/31/96           $24,359             $19,372               $22,815
   6/30/96           $23,627             $19,446               $21,267
   7/31/96           $22,227             $18,587               $19,536
   8/31/96           $23,614             $18,979               $21,098
   9/30/96           $25,132             $20,047               $22,732
   10/31/96          $25,446             $20,600               $22,715
   11/30/96          $27,290             $22,158               $24,246
   12/31/96          $27,401             $21,719               $24,539
   1/31/97           $27,844             $23,077               $25,858
   2/28/97           $27,066             $23,257               $24,747
   3/31/97           $25,498             $22,301               $23,462
   4/30/97           $25,940             $23,632               $23,541
   5/31/97           $28,433             $25,071               $26,178
   6/30/97           $28,492             $26,195               $27,108
   7/31/97           $30,967             $28,280               $29,933
   8/31/97           $30,779             $26,696               $30,624
   9/30/97           $32,958             $28,159               $32,561
   10/31/97          $31,882             $27,218               $30,436
   11/30/97          $32,218             $28,479               $30,138
   12/31/97          $31,705             $28,968               $28,776
   1/31/98           $31,242             $29,290               $30,730
   2/28/98           $33,710             $31,402               $33,426
   3/31/98           $34,411             $33,010               $33,992
   4/30/98           $35,028             $33,343               $35,026

GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the Franklin California Growth Fund - Class II to that of the Franklin California 250 Growth Index and the S&P 500 Stock Index, based on a $10,000 investment from September 3, 1996 to April 30, 1998.

               FRANKLIN CALIFORNIA                     FRANKLIN CA 250 GROWTH
     DATE      GROWTH FUND - CLASS    S&P 500 STOCK             INDEX
                        II                INDEX
-------------------------------------------------------------------------------
    9/3/96            $9,901             $10,000               $10,000
   9/30/96           $10,520             $10,563               $10,774
   10/31/96          $10,641             $10,855               $10,766
   11/30/96          $11,407             $11,675               $11,492
   12/31/96          $11,446             $11,444               $11,631
   1/31/97           $11,619             $12,159               $12,256
   2/28/97           $11,289             $12,254               $11,729
   3/31/97           $10,627             $11,750               $11,120
   4/30/97           $10,806             $12,452               $11,158
   5/31/97           $11,833             $13,210               $12,408
   6/30/97           $11,854             $13,802               $12,849
   7/31/97           $12,876             $14,901               $14,188
   8/31/97           $12,787             $14,066               $14,515
   9/30/97           $13,730             $14,837               $15,433
   10/31/97          $13,230             $14,342               $14,426
   11/30/97          $13,359             $15,006               $14,285
   12/31/97          $13,140             $15,264               $13,639
   1/31/98           $12,947             $15,433               $14,565
   2/28/98           $13,963             $16,546               $15,843
   3/31/98           $14,237             $17,393               $16,111
   4/30/98           $14,490             $17,569               $16,602

GRAPHIC MATERIAL (8)

This chart illustrates in bar format the geographic breakdown of holdings of Franklin Global Health Care Fund, based on total net assets as of April 30, 1998.

United States                81.6%
Israel                        7.8%
Switzerland                   3.2%
Mexico                        0.7%
Australia                     0.5%
United Kingdom                0.1%
Cash & Equivalents            6.1%

GRAPHIC MATERIAL (9)

This chart illustrates in bar format the portfolio breakdown by industry of holdings of Franklin Global Health Care Fund, based on total net assets as of April 30, 1998.

Specialty Pharmaceuticals                       21.3%
Medical Technology and Supplies                 20.2%
Biotechnology                                   13.0%
Alternate Site Providers                        11.8%
Miscellaneous                                    5.0%
Physician Practice Management                    5.0%
Software and Information Systems                 4.6%
Managed Care and HMOs                            3.5%
Nursing Homes                                    3.3%
Pharmaceuticals                                  3.2%
Hospitals                                        2.3%
Wholesalers/Distributors                         0.7%
Cash & Equivalents                               6.1%

GRAHPIC MATERIAL (10)

The following line graph compares the performance of Franklin Global Health Care Fund - Class I with that of the Standard & Poor's 500 Stock Index (S&P
500), based on a hypothetical $10,000 investment from 2/14/92 to 4/30/98.

             Franklin Global Health Care
             Fund - Class I             S&P 500 Index
     2/14/92           $9,551                 $10,000        S&P 500   $T
     2/28/92           $9,790                 $10,065                    0.65%
     3/31/92           $9,083                  $9,868                   -1.95%
     4/30/92           $8,443                 $10,158                    2.94%
     5/29/92           $8,663                 $10,208                    0.49%
     6/30/92           $8,339                 $10,056                   -1.49%
     7/31/92           $8,896                 $10,467                    4.09%
     8/31/92           $8,598                 $10,253                   -2.05%
     9/30/92           $8,407                 $10,373                    1.17%
    10/30/92           $8,810                 $10,408                    0.34%
    11/30/92           $9,453                 $10,762                    3.40%
    12/31/92           $9,603                 $10,894                    1.23%
     1/29/93           $9,603                 $10,986                    0.84%
     2/26/93           $8,321                 $11,135                    1.36%
     3/31/93           $8,417                 $11,370                    2.11%
     4/30/93           $8,562                 $11,095                   -2.42%
     5/30/93           $8,996                 $11,391                    2.67%
     6/30/93           $9,294                 $11,424                    0.29%
     7/30/93           $8,801                 $11,379                   -0.40%
     8/31/93           $8,955                 $11,810                    3.79%
     9/30/93           $9,178                 $11,719                   -0.77%
    10/29/93           $9,749                 $11,961                    2.07%
    11/30/93          $10,049                 $11,848                   -0.95%
    12/31/93          $10,200                 $11,991                    1.21%
     1/31/94          $11,211                 $12,399                    3.40%
     2/28/94          $11,121                 $12,063                   -2.71%
     3/31/94          $10,550                 $11,537                   -4.36%
     4/29/94          $10,440                 $11,685                    1.28%
     5/31/94          $10,560                 $11,876                    1.64%
     6/30/94          $10,098                 $11,585                   -2.45%
     7/29/94          $10,546                 $11,965                    3.28%
     8/31/94          $11,584                 $12,456                    4.10%
     9/30/94          $11,777                 $12,152                   -2.44%
    10/31/94          $12,052                 $12,425                    2.25%
    11/30/94          $11,940                 $11,973                   -3.64%
    12/30/94          $11,657                 $12,150                    1.48%
     1/31/95          $11,721                 $12,465                    2.59%
     2/28/95          $12,188                 $12,951                    3.90%
     3/31/95          $12,729                 $13,333                    2.95%
     4/28/95          $12,145                 $13,725                    2.94%
     5/31/95          $12,506                 $14,274                    4.00%
     6/30/95          $12,911                 $14,605                    2.32%
     7/31/95          $14,107                 $15,090                    3.32%
     8/31/95          $14,897                 $15,128                    0.25%
     9/29/95          $15,773                 $15,766                    4.22%
    10/31/95          $15,688                 $15,709                   -0.36%
    11/30/95          $16,467                 $16,399                    4.39%
    12/29/95          $18,021                 $16,716                    1.93%
     1/31/96          $19,352                 $17,284                    3.40%
     2/29/96          $20,305                 $17,445                    0.93%
     3/29/96          $21,051                 $17,612                    0.96%
     4/30/96          $22,187                 $17,871                    1.47%
     5/31/96          $22,543                 $18,332                    2.58%
     6/28/96          $21,453                 $18,402                    0.38%
     7/31/96          $18,511                 $17,588                   -4.42%
     8/30/96          $19,959                 $17,960                    2.11%
     9/30/96          $21,556                 $18,971                    5.63%
    10/31/96          $19,775                 $19,494                    2.76%
    11/29/96          $20,235                 $20,968                    7.56%
    12/31/96          $20,989                 $20,553                   -1.98%
     1/31/97          $21,670                 $21,837                    6.25%
     2/28/97          $21,670                 $22,008                    0.78%
     3/31/97          $19,802                 $21,103                   -4.11%
     4/30/97          $18,932                 $22,363                    5.97%
     5/31/97          $21,177                 $23,725                    6.09%
     6/30/97          $22,987                 $24,788                    4.48%
     7/31/97          $23,645                 $26,761                    7.96%
     8/31/97          $23,445                 $25,262                   -5.60%
     9/30/97          $26,007                 $26,647                    5.48%
    10/31/97          $24,467                 $25,757                   -3.34%
    11/30/97          $23,551                 $26,949                    4.63%
    12/31/97          $23,130                 $27,413                    1.72%
     1/31/98          $23,105                 $27,717                    1.11%
     2/28/98          $23,659                 $29,716                    7.21%
     3/31/98          $24,439                 $31,237                    5.12%
     4/30/98          $24,276                 $31,552                    1.01%

GRAPHIC MATERIAL (11)

The following line graph compares the performance of Franklin Global Health Care Fund - Class II with that of the Standard & Poor's 500 Stock Index (S&P
500), based on a hypothetical $10,000 investment from 9/3/96 to 4/30/98.

             Franklin Global Health Care
             Fund - Class II            S&P 500 Index
      9/3/96           $9,897                 $10,000        S&P 500   $T
     9/30/96          $10,720                 $10,563                    5.63%
    10/31/96           $9,823                 $10,855                    2.76%
    11/29/96          $10,040                 $11,675                    7.56%
    12/31/96          $10,417                 $11,444                   -1.98%
     1/31/97          $10,743                 $12,159                    6.25%
     2/28/97          $10,738                 $12,254                    0.78%
     3/31/97           $9,810                 $11,750                   -4.11%
     4/30/97           $9,378                 $12,452                    5.97%
     5/31/97          $10,475                 $13,210                    6.09%
     6/30/97          $11,368                 $13,802                    4.48%
     7/31/97          $11,683                 $14,901                    7.96%
     8/31/97          $11,578                 $14,066                   -5.60%
     9/30/97          $12,838                 $14,837                    5.48%
    10/31/97          $12,062                 $14,342                   -3.34%
    11/30/97          $11,601                 $15,006                    4.63%
    12/31/97          $11,389                 $15,264                    1.72%
     1/31/98          $11,370                 $15,433                    1.11%
     2/28/98          $11,632                 $16,546                    7.21%
     3/31/98          $12,011                 $17,393                    5.12%
     4/30/98          $11,931                 $17,569                    1.01%

GRAPHIC MATERIAL (12)

This chart shows in pie format the geographic distribution breakdown of the fund's securities on April 30, 1998, based on total net assets.

Geographic Distribution on April 30, 1998

United States                              62.8%
Continental Europe                         15.9%
Latin America                               8.7%
Asia                                        7.4%
United Kingdom                              2.6%
Cash & Equivalents                          2.6%

GRAPHIC MATERIAL (13)

The following line graph hypothetically compares the performance of the Franklin Global Utilities Fund Class I shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 7/2/92 to 4/30/98.

Total Return Index Comparison

                FRANKLIN GLOBAL UTILITIES
                          FUND-                     S&P 500 STOCK INDEX
                         CLASS I
               -----------------------------------------------------------------
 7/ 2/92                  $9,551                          $10,000
 7/31/92                  $9,637                          $10,409
 8/31/92                  $9,618                          $10,196
 9/30/92                  $9,580                          $10,315
10/30/92                  $9,656                          $10,350
11/30/92                  $9,809                          $10,702
12/31/92                 $10,076                          $10,834
 1/29/93                 $10,260                          $10,925
 2/26/93                 $10,646                          $11,073
 3/31/93                 $10,908                          $11,307
 4/30/93                 $10,985                          $11,033
 5/31/93                 $11,111                          $11,328
 6/30/93                 $11,283                          $11,361
 7/30/93                 $11,509                          $11,315
 8/31/93                 $12,245                          $11,744
 9/30/93                 $12,372                          $11,654
10/29/93                 $12,951                          $11,895
11/30/93                 $12,461                          $11,782
12/31/93                 $13,243                          $11,924
 1/31/94                 $13,462                          $12,330
 2/28/94                 $12,756                          $11,996
 3/31/94                 $12,358                          $11,473
 4/29/94                 $12,527                          $11,619
 5/31/94                 $12,527                          $11,810
 6/30/94                 $12,040                          $11,521
 7/29/94                 $12,579                          $11,899
 8/31/94                 $12,870                          $12,386
 9/30/94                 $12,683                          $12,084
10/31/94                 $12,787                          $12,356
11/30/94                 $12,299                          $11,906
12/30/94                 $12,079                          $12,082
 1/31/95                 $12,343                          $12,395
 2/28/95                 $12,449                          $12,879
 3/31/95                 $12,586                          $13,259
 4/28/95                 $12,924                          $13,649
 5/31/95                 $13,653                          $14,195
 6/30/95                 $13,588                          $14,524
 7/31/95                 $13,859                          $15,006
 8/31/95                 $13,686                          $15,044
 9/29/95                 $14,336                          $15,678
10/31/95                 $14,358                          $15,622
11/30/95                 $14,835                          $16,308
12/29/95                 $15,396                          $16,622
 1/31/96                 $15,687                          $17,188
 2/29/96                 $15,709                          $17,347
 3/29/96                 $15,675                          $17,514
 4/30/96                 $15,932                          $17,771
 5/31/96                 $16,244                          $18,230
 6/28/96                 $16,524                          $18,299
 7/31/96                 $15,855                          $17,490
 8/30/96                 $16,331                          $17,859
 9/30/96                 $16,546                          $18,865
10/31/96                 $16,965                          $19,386
11/29/96                 $17,611                          $20,851
12/31/96                 $17,708                          $20,438
 1/31/97                 $18,616                          $21,716
 2/28/97                 $18,529                          $21,885
 3/31/97                 $17,857                          $20,986
 4/30/97                 $17,994                          $22,238
 5/30/97                 $19,338                          $23,593
 6/30/97                 $20,046                          $24,650
 7/31/97                 $20,652                          $26,612
 8/29/97                 $19,705                          $25,122
 9/30/97                 $21,056                          $26,498
10/31/97                 $20,185                          $25,613
11/28/97                 $21,195                          $26,799
12/31/97                 $22,482                          $27,260
 1/30/98                 $22,226                          $27,563
 2/27/98                 $23,377                          $29,550
 3/31/98                 $25,095                          $31,063
4/30/98                  $24,655                          $31,377


GRAPHIC MATERIAL (14)

The following line graph hypothetically compares the performance of the Franklin Global Utilities Fund Class II shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 5/1/95 to 4/30/98.

Total Return Index Comparison

                FRANKLIN GLOBAL UTILITIES
                          FUND-                     S&P 500 STOCK INDEX
                         CLASS II
               -----------------------------------------------------------------
 5/ 1/95                  $9,902                          $10,000
 5/31/95                 $10,504                          $10,400
 6/30/95                 $10,449                          $10,641
 7/31/95                 $10,641                          $10,995
 8/31/95                 $10,507                          $11,022
 9/29/95                 $10,991                          $11,487
10/31/95                 $11,008                          $11,446
11/30/95                 $11,358                          $11,948
12/29/95                 $11,825                          $12,179
 1/31/96                 $12,030                          $12,593
 2/29/96                 $12,039                          $12,710
 3/29/96                 $12,004                          $12,832
 4/30/96                 $12,193                          $13,021
 5/31/96                 $12,424                          $13,357
 6/28/96                 $12,628                          $13,407
 7/31/96                 $12,116                          $12,815
 8/30/96                 $12,472                          $13,085
 9/30/96                 $12,619                          $13,822
10/31/96                 $12,932                          $14,203
11/29/96                 $13,409                          $15,277
12/31/96                 $13,480                          $14,975
 1/31/97                 $14,155                          $15,911
 2/28/97                 $14,089                          $16,035
 3/31/97                 $13,566                          $15,376
 4/30/97                 $13,661                          $16,294
 5/30/97                 $14,678                          $17,286
 6/30/97                 $15,221                          $18,060
 7/31/97                 $15,663                          $19,498
 8/29/97                 $14,942                          $18,406
 9/30/97                 $15,951                          $19,415
10/31/97                 $15,278                          $18,766
11/28/97                 $16,038                          $19,635
12/31/97                 $17,000                          $19,973
 1/30/98                 $16,806                          $20,195
 2/27/98                 $17,658                          $21,651
 3/31/98                 $18,952                          $22,759
4/30/98                  $18,607                          $22,989


FRANKLIN MIDCAP GROWTH FUND

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (15)

This chart shows in bar format the portfolio breakdown of the fund's securities on April 30, 1998, based on total net assets.

Portfolio Breakdown

Consumer Services                          11.6%
Finance                                     9.1%
Retail                                      8.2%
Industrial Services                         7.9%
Technology Services                         5.8%
Commercial Services                         5.6%
Consumer Non-Durables                       5.6%
Electronic Technology                       5.5%
Semiconductors                              4.8%
Consumer Durables                           4.3%
Other                                      17.8%
Cash & Equivalents                         13.8%

GRAPHIC MATERIAL (16)

The following line graph hypothetically compares the performance of the Franklin MidCap Growth Fund to that of the S&P MidCap 400 Index, based on a $10,000 investment from 8/17/93 to 4/30/98.

Total Return Index Comparison

                         FRANKLIN MIDCAP GROWTH
          DATE                    FUND            S&P MIDCAP 400 INDEX
-------------------------------------------------------------------------
        8/17/93                  $9,551                  $10,000
        8/31/93                  $9,551                  $10,187
        9/30/93                  $9,914                  $10,295
        10/31/93                 $9,828                  $10,329
        11/30/93                 $9,542                  $10,101
        12/31/93                 $10,015                 $10,569
        1/31/94                  $10,237                 $10,816
        2/28/94                  $10,025                 $10,662
        3/31/94                  $9,581                  $10,168
        4/30/94                  $9,706                  $10,244
        5/31/94                  $9,571                  $10,146
        6/30/94                  $9,232                  $9,797
        7/31/94                  $9,507                  $10,129
        8/31/94                  $10,076                 $10,660
        9/30/94                  $9,821                  $10,461
        10/31/94                 $9,978                  $10,575
        11/30/94                 $9,585                  $10,098
        12/31/94                 $9,724                  $10,191
        1/31/95                  $9,784                  $10,298
        2/28/95                  $10,258                 $10,837
        3/31/95                  $10,466                 $11,026
        4/30/95                  $10,683                 $11,248
        5/31/95                  $10,960                 $11,519
        6/30/95                  $11,545                 $11,988
        7/31/95                  $12,233                 $12,613
        8/31/95                  $12,503                 $12,847
        9/30/95                  $12,792                 $13,158
        10/31/95                 $12,653                 $12,819
        11/30/95                 $13,052                 $13,380
        12/31/95                 $12,941                 $13,346
        1/31/96                  $13,155                 $13,540
        2/29/96                  $13,368                 $14,000
        3/31/96                  $13,480                 $14,168
        4/30/96                  $14,465                 $14,600
        5/31/96                  $14,760                 $14,797
        6/30/96                  $14,302                 $14,575
        7/31/96                  $13,262                 $13,590
        8/31/96                  $14,302                 $14,374
        9/30/96                  $15,260                 $15,001
        10/31/96                 $15,056                 $15,044
        11/30/96                 $16,249                 $15,891
        12/31/96                 $15,977                 $15,909
        1/31/97                  $16,623                 $16,505
        2/28/97                  $15,943                 $16,370
        3/31/97                  $15,067                 $15,673
        4/30/97                  $15,401                 $16,079
        5/31/97                  $16,796                 $17,484
        6/30/97                  $17,188                 $17,975
        7/31/97                  $18,433                 $19,755
        8/31/97                  $18,456                 $19,731
        9/30/97                  $20,012                 $20,866
        10/31/97                 $19,090                 $19,958
        11/30/97                 $18,848                 $20,253
        12/31/97                 $18,763                 $21,039
        1/31/98                  $18,213                 $20,639
        2/28/98                  $19,934                 $22,348
        3/31/98                  $20,603                 $23,356
        4/30/98                  $20,842                 $23,784


GRAPHIC MATERIAL (17)

This chart shows in pie format the portfolio breakdown of the fund's securities on April 30, 1998, based on total net assets.

Portfolio Breakdown

Energy                                     54.2%
Gold & Precious Metals                      9.8%
Chemicals                                   7.5%
Iron/Steel                                  6.1%
Forest Products & Paper                     3.8%
Service/Related Industries                  3.0%
REITs                                       2.7%
Base Metals                                 2.3%
Cash & Equivalents                         10.6%

GRAPHIC MATERIAL (18)
This chart shows in bar format the geographic distribution breakdown of the fund's securities on April 30, 1998, based on total net assets.

Geographic Distribution

United States                                   62.6%
Canada                                          12.7%
Europe                                           6.4%
South America                                    3.5%
Asia                                             2.2%
Africa                                           1.3%
Australia                                        0.7%
Cash & Equivalents                              10.6%

GRAPHIC MATERIAL (19)

The following line graph hypothetically compares the performance of the Franklin Natural Resources Fund Class I shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 6/5/95 to 4/30/98.

Total Return Index Comparison

                             FRANKLIN NATURAL
                             RESOURCES FUND -
          DATE                    CLASS I           S&P 500 STOCK INDEX
          ----
         6/5/95                   $9,551                  $10,000
         6/30/95                  $9,666                  $10,193
         7/31/95                  $9,857                  $10,531
         8/31/95                  $9,895                  $10,558
         9/30/95                  $9,828                  $11,003
        10/31/95                  $9,446                  $10,964
        11/30/95                  $9,914                  $11,445
        12/31/95                  $10,575                 $11,666
         1/31/96                  $11,089                 $12,062
         2/29/96                  $11,196                 $12,175
         3/31/96                  $11,894                 $12,292
         4/30/96                  $12,737                 $12,472
         5/31/96                  $12,970                 $12,794
         6/30/96                  $12,967                 $12,843
         7/31/96                  $12,111                 $12,275
         8/31/96                  $12,889                 $12,534
         9/30/96                  $13,346                 $13,240
        10/31/96                  $13,861                 $13,605
        11/30/96                  $14,687                 $14,634
        12/31/96                  $14,769                 $14,344
         1/31/97                  $15,168                 $15,240
         2/28/97                  $14,609                 $15,359
         3/31/97                  $13,980                 $14,728
         4/30/97                  $14,040                 $15,607
         5/31/97                  $15,278                 $16,558
         6/30/97                  $15,435                 $17,299
         7/31/97                  $15,926                 $18,677
         8/31/97                  $16,508                 $17,631
         9/30/97                  $17,731                 $18,597
        10/31/97                  $17,130                 $17,976
        11/30/97                  $15,385                 $18,808
        12/31/97                  $15,311                 $19,131
         1/31/98                  $14,382                 $19,344
         2/28/98                  $15,150                 $20,738
         3/31/98                  $15,898                 $21,800
         4/30/98                  $16,506                 $22,020


GRAPHIC MATERIAL (20)

The following line graph hypothetically compares the performance of the Franklin Natural Resources Fund Advisor Class shares to that of the S&P 500 Stock Index, based on a $10,000 investment from 6/5/95 to 4/30/98.

Total Return Index Comparison

                             FRANKLIN NATURAL
                             RESOURCES FUND -
          DATE                    ADVISOR           S&P 500 STOCK INDEX
                                   CLASS
         6/5/95                   $10,000                 $10,000
         6/30/95                  $10,120                 $10,193
         7/31/95                  $10,320                 $10,531
         8/31/95                  $10,360                 $10,558
         9/30/95                  $10,290                 $11,003
        10/31/95                  $9,890                  $10,964
        11/30/95                  $10,380                 $11,445
        12/31/95                  $11,072                 $11,666
         1/31/96                  $11,610                 $12,062
         2/29/96                  $11,722                 $12,175
         3/31/96                  $12,453                 $12,292
         4/30/96                  $13,336                 $12,472
         5/31/96                  $13,579                 $12,794
         6/30/96                  $13,576                 $12,843
         7/31/96                  $12,681                 $12,275
         8/31/96                  $13,495                 $12,534
         9/30/96                  $13,973                 $13,240
        10/31/96                  $14,513                 $13,605
        11/30/96                  $15,378                 $14,634
        12/31/96                  $15,463                 $14,344
         1/31/97                  $15,870                 $15,240
         2/28/97                  $15,285                 $15,359
         3/31/97                  $14,637                 $14,728
         4/30/97                  $14,700                 $15,607
         5/31/97                  $16,006                 $16,558
         6/30/97                  $16,163                 $17,299
         7/31/97                  $16,689                 $18,677
         8/31/97                  $17,320                 $17,631
         9/30/97                  $18,592                 $18,597
        10/31/97                  $17,972                 $17,976
        11/30/97                  $16,153                 $18,808
        12/31/97                  $16,061                 $19,131
         1/31/98                  $15,096                 $19,344
         2/28/98                  $15,915                 $20,738
         3/31/98                  $16,722                 $21,800
         4/30/98                  $17,362                 $22,020


GRAPHIC MATERIAL (21)

This chart shows in pie format the portfolio breakdown of the Fund's securities on April 30, 1998, based on total net assets.

Portfolio Breakdown

Electronic Technology                      17.4%
Technology Services                        14.8%
Financials                                  9.8%
Industrial Services                         6.7%
Health Services                             5.9%
Utilities                                   5.1%
Commercial Services                         5.0%
Other                                      19.5%
Cash & Equivalents                         15.8%

GRAPHIC MATERIAL (22)

The following line graph hypothetically compares the performance of the Franklin Small Cap Growth Fund Class I shares to that of the S&P 500 Stock Index and Russell 2500 Index, based on a $10,000 investment from 2/14/92 to 4/30/98.

Total Return Index Comparison

               FRANKLIN SMALL CAP
    DATE     GROWTH FUND - CLASS I  S&P 500 STOCK INDEX   RUSSELL 2500 INDEX
  2/14/92            $9,551               $10,000              $10,000
  2/29/92            $9,694               $10,067              $10,137
  3/31/92            $9,417               $9,871                $9,813
  4/30/92            $9,150               $10,161               $9,617
  5/31/92            $9,112               $10,211               $9,705
  6/30/92            $8,889               $10,059               $9,367
  7/31/92            $9,043               $10,470               $9,717
  8/31/92            $8,908               $10,255               $9,462
  9/30/92            $8,927               $10,375               $9,623
  10/31/92           $9,379               $10,411               $9,911
  11/30/92          $10,148               $10,765              $10,564
  12/31/92          $10,612               $10,897              $10,933
  1/31/93           $10,901               $10,988              $11,196
  2/28/93            $9,937               $11,138              $11,039
  3/31/93           $10,410               $11,373              $11,452
  4/30/93            $9,851               $11,098              $11,125
  5/31/93           $10,776               $11,394              $11,572
  6/30/93           $10,733               $11,427              $11,692
  7/31/93           $10,733               $11,381              $11,767
  8/31/93           $11,641               $11,813              $12,288
  9/30/93           $12,076               $11,722              $12,519
  10/31/93          $12,298               $11,964              $12,669
  11/30/93          $12,356               $11,851              $12,263
  12/31/93          $12,922               $11,994              $12,742
  1/31/94           $13,432               $12,402              $13,145
  2/28/94           $13,571               $12,066              $13,097
  3/31/94           $12,902               $11,540              $12,461
  4/30/94           $12,733               $11,687              $12,533
  5/31/94           $12,503               $11,879              $12,404
  6/30/94           $12,067               $11,588              $12,020
  7/31/94           $12,519               $11,968              $12,345
  8/31/94           $13,495               $12,459              $13,012
  9/30/94           $13,662               $12,155              $12,880
  10/31/94          $14,313               $12,428              $12,901
  11/30/94          $13,988               $11,976              $12,341
  12/31/94          $14,114               $12,153              $12,608
  1/31/95           $13,853               $12,468              $12,583
  2/28/95           $15,113               $12,954              $13,215
  3/31/95           $15,884               $13,336              $13,539
  4/30/95           $16,177               $13,728              $13,780
  5/31/95           $16,546               $14,278              $14,071
  6/30/95           $17,886               $14,609              $14,746
  7/31/95           $19,391               $15,094              $15,616
  8/31/95           $19,859               $15,132              $15,866
  9/30/95           $20,004               $15,770              $16,163
  10/31/95          $19,224               $15,713              $15,657
  11/30/95          $19,848               $16,403              $16,326
  12/31/95          $20,071               $16,720              $16,605
  1/31/96           $19,894               $17,288              $16,723
  2/29/96           $20,991               $17,449              $17,226
  3/31/96           $21,498               $17,617              $17,577
  4/30/96           $23,304               $17,875              $18,390
  5/31/96           $24,401               $18,337              $18,888
  6/30/96           $23,268               $18,406              $18,308
  7/31/96           $21,180               $17,593              $16,968
  8/31/96           $23,186               $17,964              $17,944
  9/30/96           $24,448               $18,975              $18,720
  10/31/96          $24,000               $19,499              $18,597
  11/30/96          $25,121               $20,973              $19,495
  12/31/96          $25,503               $20,558              $19,762
  1/31/97           $26,020               $21,843              $20,308
  2/28/97           $24,925               $22,013              $20,005
  3/31/97           $23,177               $21,108              $19,099
  4/30/97           $23,325               $22,369              $19,341
  5/31/97           $26,611               $23,731              $21,123
  6/30/97           $27,510               $24,794              $21,987
  7/31/97           $29,171               $26,768              $23,275
  8/31/97           $29,405               $25,269              $23,599
  9/30/97           $32,138               $26,653              $25,142
  10/31/97          $30,636               $25,763              $24,013
  11/30/97          $29,885               $26,956              $24,121
  12/31/97          $29,529               $27,420              $24,577
  1/31/98           $29,310               $27,724              $24,201
  2/28/98           $31,641               $29,723              $25,958
  3/31/98           $32,826               $31,245              $27,098
  4/30/98           $33,392               $31,560              $27,201


GRAPHIC MATERIAL (23)

The following line graph hypothetically compares the performance of the Franklin Small Cap Growth Fund Class II shares to that of the S&P 500 Stock Index and Russell 2500 Index, based on a $10,000 investment from 10/2/95 to 4/30/98.

Total Return Index Comparison

               FRANKLIN SMALL CAP
    DATE     GROWTH FUND - CLASS II    S&P 500 STOCK      RUSSELL 2500 INDEX
                                           INDEX
  10/2/95            $9,899               $10,000               $10,000
  10/31/95           $9,636                $9,964               $9,687
  11/30/95           $9,938               $10,401               $10,101
  12/31/95           $10,050              $10,602               $10,273
  1/31/96            $9,961               $10,963               $10,346
  2/29/96            $10,500              $11,065               $10,658
  3/31/96            $10,749              $11,171               $10,875
  4/30/96            $11,643              $11,335               $11,378
  5/31/96            $12,188              $11,627               $11,686
  6/30/96            $11,614              $11,672               $11,327
  7/31/96            $10,565              $11,156               $10,498
  8/31/96            $11,554              $11,391               $11,102
  9/30/96            $12,182              $12,032               $11,582
  10/31/96           $11,945              $12,365               $11,506
  11/30/96           $12,490              $13,299               $12,062
  12/31/96           $12,670              $13,036               $12,227
  1/31/97            $12,923              $13,851               $12,564
  2/28/97            $12,369              $13,959               $12,377
  3/31/97            $11,494              $13,385               $11,816
  4/30/97            $11,562              $14,184               $11,967
  5/31/97            $13,182              $15,048               $13,069
  6/30/97            $13,613              $15,722               $13,603
  7/31/97            $14,432              $16,974               $14,400
  8/31/97            $14,537              $16,023               $14,600
  9/30/97            $15,880              $16,901               $15,555
  10/31/97           $15,128              $16,337               $14,857
  11/30/97           $14,752              $17,093               $14,924
  12/31/97           $14,558              $17,387               $15,206
  1/31/98            $14,449              $17,580               $14,973
  2/28/98            $15,585              $18,848               $16,060
  3/31/98            $16,163              $19,813               $16,765
  4/30/98            $16,426              $20,013               $16,829


GRAPHIC MATERIAL (24)

The following line graph hypothetically compares the performance of the Franklin Small Cap Growth Fund Advisor Class shares to that of the S&P 500 Stock Index and Russell 2500, based on a $10,000 investment from 2/14/92 to 4/30/98.

Total Return Index Comparison

    DATE       FRANKLIN SMALL CAP      S&P 500 STOCK      RUSSELL 2500 INDEX
              GROWTH FUND - ADVISOR        INDEX
                      CLASS
  2/14/92            $10,000              $10,000               $10,000
  2/29/92            $10,150              $10,067               $10,137
  3/31/92            $9,860                $9,871               $9,813
  4/30/92            $9,580               $10,161               $9,617
  5/31/92            $9,540               $10,211               $9,705
  6/30/92            $9,307               $10,059               $9,367
  7/31/92            $9,468               $10,470               $9,717
  8/31/92            $9,327               $10,255               $9,462
  9/30/92            $9,347               $10,375               $9,623
  10/31/92           $9,820               $10,411               $9,911
  11/30/92           $10,625              $10,765               $10,564
  12/31/92           $11,111              $10,897               $10,933
  1/31/93            $11,414              $10,988               $11,196
  2/28/93            $10,404              $11,138               $11,039
  3/31/93            $10,899              $11,373               $11,452
  4/30/93            $10,314              $11,098               $11,125
  5/31/93            $11,282              $11,394               $11,572
  6/30/93            $11,237              $11,427               $11,692
  7/31/93            $11,237              $11,381               $11,767
  8/31/93            $12,188              $11,813               $12,288
  9/30/93            $12,643              $11,722               $12,519
  10/31/93           $12,876              $11,964               $12,669
  11/30/93           $12,937              $11,851               $12,263
  12/31/93           $13,530              $11,994               $12,742
  1/31/94            $14,063              $12,402               $13,145
  2/28/94            $14,209              $12,066               $13,097
  3/31/94            $13,509              $11,540               $12,461
  4/30/94            $13,331              $11,687               $12,533
  5/31/94            $13,090              $11,879               $12,404
  6/30/94            $12,635              $11,588               $12,020
  7/31/94            $13,107              $11,968               $12,345
  8/31/94            $14,129              $12,459               $13,012
  9/30/94            $14,305              $12,155               $12,880
  10/31/94           $14,986              $12,428               $12,901
  11/30/94           $14,645              $11,976               $12,341
  12/31/94           $14,777              $12,153               $12,608
  1/31/95            $14,505              $12,468               $12,583
  2/28/95            $15,823              $12,954               $13,215
  3/31/95            $16,630              $13,336               $13,539
  4/30/95            $16,937              $13,728               $13,780
  5/31/95            $17,324              $14,278               $14,071
  6/30/95            $18,726              $14,609               $14,746
  7/31/95            $20,302              $15,094               $15,616
  8/31/95            $20,793              $15,132               $15,866
  9/30/95            $20,944              $15,770               $16,163
  10/31/95           $20,127              $15,713               $15,657
  11/30/95           $20,781              $16,403               $16,326
  12/31/95           $21,014              $16,720               $16,605
  1/31/96            $20,829              $17,288               $16,723
  2/29/96            $21,978              $17,449               $17,226
  3/31/96            $22,509              $17,617               $17,577
  4/30/96            $24,399              $17,875               $18,390
  5/31/96            $25,548              $18,337               $18,888
  6/30/96            $24,362              $18,406               $18,308
  7/31/96            $22,175              $17,593               $16,968
  8/31/96            $24,275              $17,964               $17,944
  9/30/96            $25,597              $18,975               $18,720
  10/31/96           $25,128              $19,499               $18,597
  11/30/96           $26,301              $20,973               $19,495
  12/31/96           $26,702              $20,558               $19,762
  1/31/97            $27,243              $21,843               $20,308
  2/28/97            $26,109              $22,013               $20,005
  3/31/97            $24,279              $21,108               $19,099
  4/30/97            $24,447              $22,369               $19,341
  5/31/97            $27,900              $23,731               $21,123
  6/30/97            $28,841              $24,794               $21,987
  7/31/97            $30,594              $26,768               $23,275
  8/31/97            $30,839              $25,269               $23,599
  9/30/97            $33,713              $26,653               $25,142
  10/31/97           $32,140              $25,763               $24,013
  11/30/97           $31,367              $26,956               $24,121
  12/31/97           $30,992              $27,420               $24,577
  1/31/98            $30,790              $27,724               $24,201
  2/28/98            $33,234              $29,723               $25,958
  3/31/98            $34,476              $31,245               $27,098
  4/30/98            $35,111              $31,560               $27,201



         Salomonic   Salomon Non-US     Salomon High            Composite Index
         Nono-eU.S.  Wrld Gvt Bond      Yield
         Wrld Gvt
         Bond
         $10K Hypo   %      $10K Hypo   %     $10K Hypo         %       $10K
                     Return             Return                  Return  Hypo
         -------     -----------------  -------------           ----------------
  6/1/94   9579               $10,000         $10,000    6/1/94          $10,000
 6/30/94   9492       2.42%   $10,242   0.11% $10,011    6/30/94 -0.92%   $9,908
 7/31/94   9617       0.26%   $10,269   0.98% $10,109    7/31/94  1.66%  $10,072
 8/31/94   9761      -0.58%   $10,209   0.56% $10,166    8/31/94  2.04%  $10,278
 9/30/94   9808       1.98%   $10,411   -0.26%$10,139    9/30/94 -0.14%  $10,264
10/31/94   9825       2.58%   $10,680   0.02% $10,141    10/31/94-0.12%  $10,251
11/30/94   9793      -2.01%   $10,465   -1.10%$10,030    11/30/94-1.09%  $10,140
12/31/94   9746       0.05%   $10,470   1.12% $10,142    12/31/94-0.72%  $10,067
 1/31/95   9753       2.18%   $10,699   1.44% $10,288    1/31/95  1.32%  $10,199
 2/28/95  10023       2.83%   $11,001   3.33% $10,631    2/28/95  1.26%  $10,328
 3/31/95  10182       8.91%   $11,982   1.04% $10,741    3/31/95  1.81%  $10,515
 4/30/95  10435       2.14%   $12,238   2.35% $10,994    4/30/95  3.34%  $10,866
 5/31/95  10731       2.18%   $12,505   2.98% $11,321    5/31/95  3.93%  $11,293
 6/30/95  10780       0.50%   $12,567   0.71% $11,402    6/30/95  1.35%  $11,446
 7/31/95  11007       0.53%   $12,634   1.20% $11,539    7/31/95  0.84%  $11,542
 8/31/95  11035      -5.72%   $11,911   0.62% $11,610    8/31/95  0.00%  $11,542
 9/30/95  11180       2.95%   $12,263   1.16% $11,745    9/30/95  1.90%  $11,761
10/31/95  11273       0.32%   $12,302   0.84% $11,843    10/31/95 0.06%  $11,768
11/30/95  11366       0.87%   $12,409   0.91% $11,951    11/30/95 1.91%  $11,993
12/31/95  11566       0.87%   $12,517   1.59% $12,141    12/31/95 2.17%  $12,253
 1/31/96  11771      -2.21%   $12,240   1.47% $12,320    1/31/96  2.06%  $12,505
 2/29/96  11779       0.29%   $12,276   0.62% $12,396    2/29/96 -1.06%  $12,373
 3/31/96  11864       0.25%   $12,306   -0.50%$12,334    3/31/96  0.37%  $12,419
 4/30/96  12062      -0.20%   $12,282   -0.03%$12,330    4/30/96  0.72%  $12,508
 5/31/96  12228       0.05%   $12,288   0.56% $12,399    5/31/96  0.60%  $12,583
 6/30/96  12281       0.56%   $12,357   0.77% $12,495    6/30/96  0.98%  $12,706
 7/31/96  12289       2.76%   $12,698   0.65% $12,576    7/31/96  0.21%  $12,733
 8/31/96  12526       0.67%   $12,783   1.04% $12,707    8/31/96  1.36%  $12,906
 9/30/96  12938      -0.19%   $12,759   2.34% $13,004    9/30/96  2.48%  $13,226
10/31/96  13063       1.69%   $12,974   1.15% $13,154    10/31/96 1.17%  $13,381
11/30/96  13419       1.15%   $13,123   1.92% $13,406    11/30/96 2.48%  $13,713
12/31/96  13538      -0.71%   $13,030   0.79% $13,512    12/31/96-0.21%  $13,684
 1/31/97  13679      -4.06%   $12,501   0.75% $13,614    1/31/97  0.55%  $13,759
 2/28/97  13759      -1.16%   $12,356   1.70% $13,845    2/28/97  0.43%  $13,819
 3/31/97  13443      -0.64%   $12,277   -1.03%$13,702    3/31/97 -1.37%  $13,629
 4/30/97  13587      -2.03%   $12,028   0.72% $13,801    4/30/97  1.10%  $13,779
 5/31/97  13883       3.68%   $12,471   2.02% $14,080    5/31/97  2.70%  $14,151
 6/30/97  14117       1.23%   $12,624   1.69% $14,318    6/30/97  1.74%  $14,397
 7/31/97  14430      -2.61%   $12,294   2.29% $14,646    7/31/97  2.48%  $14,755
 8/31/97  14437       0.45%   $12,350   0.25% $14,682    8/31/97 -0.36%  $14,701
 9/30/97  14728       2.43%   $12,650   1.75% $14,939    9/30/97  2.52%  $15,072
10/31/97  14500       2.24%   $12,933   0.80% $15,059    10/31/97-0.99%  $14,923
11/30/97  14690      -2.56%   $12,602   0.51% $15,136    11/30/97 0.52%  $15,000
12/31/97  14895      -1.01%   $12,475   1.05% $15,294    12/31/97 0.95%  $15,143
 1/31/98  15063       0.68%   $12,560   2.26% $15,640    1/31/98  0.98%  $15,291
 2/28/98  15177       1.41%   $12,737   0.67% $15,745    2/28/98  1.55%  $15,528
 3/31/98  15306      -1.65%   $12,527   1.08% $15,915    3/31/98  1.02%  $15,687
 4/30/98  15368 0.40% 2.20%   $12,802   0.54% $16,001    4/30/98  0.81%  $15,814
         -------     -----------------  -------------           ----------------


                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                         PLEASE SIGN, DATE AND RETURN
                               YOUR PROXY TODAY

                 Please detach at perforation before mailing.


PROXY                                                                    PROXY

                       SPECIAL SHAREHOLDERS' MEETING OF
                    FRANKLIN INVESTMENT GRADE INCOME FUND
                                JULY 26, 1999

The undersigned hereby revokes all previous proxies for his shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns Deborah R. Gatzek, and Leiann Nuzum, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Investment Grade Income Fund (the "Investment Grade Fund") that the undersigned is entitled to vote at the Investment Grade Fund's Special Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 3:00 p.m., Pacific time on July 26, 1999, including any adjournment thereof, upon such business as may properly be brought before the Meeting.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                                Note:  Please sign exactly as
                                                your name appears on the
                                                proxy.  If signing for
                                                estates, trusts or
                                                corporations, title or
                                                capacity should be stated.
                                                If shares are held jointly,
                                                each holder must sign.



                                                ______________________________
                                                Signature


                                                ______________________________
                                                Signature


                                                ______________________________
                                                Date

                          (Please see reverse side)



                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY




                 Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MANAGED TRUST, ON BEHALF OF ITS SERIES, FRANKLIN INVESTMENT GRADE INCOME FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF THE FRANKLIN INVESTMENT GRADE INCOME FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN STRATEGIC SERIES. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.

                                            FOR    AGAINST     ABSTAIN
   1.    To approve an Agreement and
         Plan of Reorganization between     |_|        |_|         |_|
         Franklin Managed Trust, on
         behalf of its series, Franklin
         Investment Grade Income Fund
         (the "Investment Grade Fund")
         and Franklin Strategic Series,
         on behalf of its series,
         Franklin Strategic Income Fund
         ("Strategic Income Fund"),
         that provides for the
         acquisition of substantially
         all of the assets of
         Investment Grade Fund in
         exchange for Class A and
         Advisor Class shares of
         Strategic Income Fund, the
         distribution of such shares to
         the shareholders of Investment
         Grade Fund, and the
         dissolution of the Investment
         Grade Fund (the
         "Reorganization").

                                           GRANT               WITHHOLD
2.       To grant the proxyholders the
         authority to vote upon any         |_|                    |_|
         other business which may
         legally come before the
         Special Meeting or any
         adjournment thereof.




           IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY. . . TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.


PART B


                     STATEMENT OF ADDITIONAL INFORMATION
                                     FOR
                          FRANKLIN STRATEGIC SERIES
                              DATED MAY 28, 1999

                       Acquisition of the Assets of the
                    FRANKLIN INVESTMENT GRADE INCOME FUND

                     By and in exchange for Shares of the
                        FRANKLIN STRATEGIC INCOME FUND


      This Statement of Additional Information (the "SAI") relates specifically to the proposed delivery of substantially all of the assets of the Franklin Investment Grade Income Fund (the "Investment Grade Fund") for Class A and Advisor Class Shares of Franklin Strategic Income Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to is legally considered to be a part of this
SAI:

      1. Statement of Additional Information of Franklin Strategic Income Fund dated September 1, 1998.

      2. Semi-Annual Report of Franklin Strategic Series for the fiscal period ended October 31, 1998.

      3. Annual Report of Franklin Managed Trust for the fiscal year ended September 30, 1998.

      4.    Projected after Transaction financials

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated May 28, 1999, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Franklin Investment Grade Income Fund, 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777, or to Franklin Strategic Income Fund, 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.

o     194*SA1

--------------------------------------------------------------------------------
                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Class I
                           Class B - New Share Class
                           Class C - Formerly Class II
--------------------------------------------------------------------------------

                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                         FRANKLIN STRATEGIC INCOME FUND
                             DATED SEPTEMBER 1, 1998

The Statement of Additional Information is amended as follows:


I. As of January 1, 1999, the fund offers three classes of shares: Class A, Class B and Class C. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II.  The following is added to the "Officers and Trustees" section:

     As of November 25, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 6,558 Class A shares, or less than 1% of the total outstanding Class A shares of the fund.

III. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

IV. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":

     The contingent deferred sales charge will generally be waived for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the Securities Dealer of record waived its commission in connection with the purchase. V. In the section "The Rule 12b-1 Plans," found under "The Fund's Underwriter,"

     (a) the first sentence is replaced with the following:

     Each class has a separate distribution or "Rule 12b-1" plan that was adopted pursuant to Rule 12b-1 of the 1940 Act.

     (b) the  following  paragraphs  are added  after the  section  "The Class I
     Plan":

     THE CLASS B PLAN. Under the Class B plan, the fund pays Distributors up to 0.50% per year of the class' average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.15% per year of the class' average daily net assets, payable quarterly. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

     The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

     (c) and the section "The Class I and Class II Plans" is renamed "The Class A, B and C Plans."

VI.  Under "Miscellaneous Information," the following is added:

     The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.


VII. In the "Useful Terms and Definitions" section, the definitions of "Class I and Class II" and "Offering Price" are replaced with the following:

     CLASS A, CLASS B AND CLASS C - The fund offers three classes of shares, designated "Class A," "Class B" and "Class C." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

     OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.



                Please keep this supplement for future reference.


FRANKLIN
STRATEGIC
INCOME FUND

FRANKLIN STRATEGIC SERIES

STATEMENT OF
ADDITIONAL INFORMATION

SEPTEMBER 1, 1998

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN(R)

TABLE OF CONTENTS                                                   PAGE

How Does the Fund Invest Its Assets?..............................    2

What Are the Risks of Investing
 in the Fund?.....................................................   13

Investment Restrictions...........................................   18

Officers and Trustees.............................................   19

Investment Management
 and Other Services...............................................   23

How Does the Fund Buy
 Securities for Its Portfolio?....................................   24

How Do I Buy, Sell and Exchange Shares?...........................   25

How Are Fund Shares Valued?.......................................   28

Additional Information on

 Distributions and Taxes..........................................   29

The Fund's Underwriter............................................   35

How Does the Fund Measure Performance?............................   36

Miscellaneous Information.........................................   38

Financial Statements..............................................   39

Useful Terms and Definitions......................................   39

Appendix

 Description of Ratings...........................................   40


------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

------------------------------------------------------------------------------

The fund is a non-diversified series of Franklin Strategic Series (the "Trust"), an open-end management investment company. The Prospectus, dated September 1, 1998, which we may amend from time to time, contains the basic information you should know before investing in the fund. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?

WHAT IS THE FUND'S GOAL?

The primary investment goal of the fund is to obtain a high level of current income, with capital appreciation over the long term as a secondary goal. These goals are fundamental, which means that they may not be changed without shareholder approval.

The following gives more detailed information about the fund's investment policies and the types of securities that it may buy. Please read this information together with the section "How Does the Fund Invest Its Assets?" in the Prospectus.

MORE INFORMATION ABOUT THE
KINDS OF SECURITIES THE FUND BUYS

EQUITY SECURITIES. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.

DEBT SECURITIES. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the fund's Net Asset Value.

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to repurchase at not less than their repurchase price. Advisers will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet the creditworthiness standards approved by the Board, i.e. banks or broker dealers which have been determined by Advisers to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES. The fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.

MORTGAGE SECURITIES - GENERAL CHARACTERISTICS. The fund may invest in mortgage securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), adjustable rate mortgage securities ("ARMs"), collateralized mortgage obligations ("CMOs"), and stripped mortgage-backed securities, any of which may be privately issued. The fund may also invest in asset-backed securities. Please see the discussion below for a description of the types of municipal or asset-backed securities in which the fund may invest.

A mortgage security is an interest in a pool of mortgage loans. The primary issuers or guarantors of mortgage securities are GNMA, FNMA and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Mortgage securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and the ultimate collection of principal. Securities issued by FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by FHLMC are supported only by the credit of the agency. There is no guarantee that the government would support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because FNMA and FHLMC are instrumentalities of the U.S. government, these securities are generally considered to be high quality investments having minimal credit risks.

Most mortgage securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. The fund invests in both "modified" and "straight" pass-through securities. For "modified pass-through" type mortgage securities, principal and interest are guaranteed, whereas such guarantee is not available for "straight pass-through" securities. CMOs and stripped mortgage securities are not pass-through securities.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage securities nor do they extend to the value of the fund's shares. In general, the value of fixed-income securities varies with changes in market interest rates. Fixed-rate mortgage securities generally decline in value during periods of rising interest rates, whereas interest rates of ARMS move with market interest rates, and thus their value tends to fluctuate to a lesser degree. In view of these factors, the ability of the fund to obtain a high level of total return may be limited under varying market conditions.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES ("GNMAS"). GNMAs are mortgage backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The fund may buy GNMAs for which principal and interest are guaranteed. The fund may also buy "variable rate" GNMAs and may buy other types that may be issued with the guarantee of the Government National Mortgage Association ("GNMA").

The GNMA guarantee of principal and interest on GNMAs is backed by the full faith and credit of the U.S. government. However, these securities do involve certain risks. For example, when mortgages in the pool underlying GNMAs are prepaid, the principal payments are passed through to the certificate holders (such as the fund). Scheduled and unscheduled prepayments of principal may greatly change realized yields. In a period of declining interest rates it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. Moreover, any premium paid on the purchase of GNMAs will be lost if the obligation is prepaid. In periods of falling interest rates, this potential for pre-payment may reduce the general upward price increase of GNMAs, which might otherwise occur. As with other debt instruments, the price of GNMAs is likely to decrease in times of rising interest rates. Price changes of GNMAs held by the fund have a direct impact on the Net Asset Value per share of the fund.

ADJUSTABLE RATE MORTGAGE SECURITIES. ARMs, like traditional mortgage securities, are an interest in a pool of mortgage loans and are issued or guaranteed by a federal agency or by private issuers. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, the interest rates on the mortgages underlying ARMs are reset periodically and thus allow the fund to participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower current yields. Because of this feature, the value of an ARM is unlikely to rise during periods of declining interest rates to the same extent as a fixed-rate instrument. The rate of amortization of principal, as well as interest payments, for certain types of ARMs change in accordance with movements in a pre-specified, published interest rate index. There are several categories of indices, including those based on U.S. Treasury securities, those derived from a calculated measure, such as a cost of funds index, or a moving average of mortgage rates and actual market rates. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. The interest rates paid on the ARMs in which the fund may invest are generally readjusted at intervals of one year or less, although instruments with longer resets such as three years and five years are also permissible investments.

The underlying mortgages that collateralize the ARMs in which the fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, which can extend the average life of the securities. Since most ARMs in the fund's portfolio will generally have annual reset limits or caps of 100 to 200 basis points, fluctuations in interest rates above these levels could cause the mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

STRIPPED MORTGAGE-BACKED SECURITIES. The fund may invest in stripped mortgage-backed securities to achieve a higher yield than may be available from fixed-rate mortgage securities. The stripped mortgage securities in which the fund may invest will not be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government, although such securities are more liquid than privately issued stripped mortgage securities. Stripped mortgage-backed securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity of an IO or PO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which the fund invests and are purchased and sold by institutional investors, such as the fund, through several investment banking firms acting as brokers or dealers. As these securities were only recently developed, traditional trading markets have not yet been established for all stripped mortgage securities. Accordingly, some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The Board may, in the future, adopt procedures that would permit the fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the fund's net assets. This position may be changed in the future, without notice to shareholders, in response to the staff's continued reassessment of this matter, as well as to changing market conditions.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"), AND MULTI-CLASS PASS-THROUGHS. The fund may invest in certain debt obligations that are collateralized by mortgage loans or mortgage pass-through securities. These obligations may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs are debt instruments issued by special purpose entities and are secured by pools of mortgages backed by residential and various types of commercial properties. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities.

CMOs are fixed-income securities that are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. The underlying mortgages are backed by residential and various types of commercial properties. Timely payment of interest and principal (but not the market value) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by U.S. government agencies. The fund may buy CMOs that are rated in any category by the rating agencies without insurance or guarantee if, in the opinion of Advisers, the sponsor is creditworthy. Prepayments of the mortgages underlying a CMO, which usually increase when interest rates decrease, will generally reduce the life of the mortgage pool, thus impacting the CMO's yield. Under these circumstances, the reinvestment of prepayments will generally be at a rate lower than the rate applicable to the original CMO.

With a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO, however, may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

To the extent any privately issued CMOs in which the fund invests are considered by the SEC to be an investment company, the fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages that collateralize the REMICs in which the fund may invest include mortgages backed by GNMAs or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

Yields on privately-issued CMOs have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. The Board believes that accepting the risk of loss relating to privately issued CMOs that the fund acquires is justified by the higher yield the fund will earn in light of the historic loss experience on such instruments.

As new types of mortgage securities are developed and offered to investors, the fund may invest in them if they are consistent with the fund's objectives, policies, and quality standards.

ASSET-BACKED SECURITIES. The fund may invest in various asset-backed securities rated in any category by the rating agencies. The underlying assets may include, but are not limited to, receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases. There may be other types of asset-backed securities that are developed in the future in which the fund may invest. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). In general, asset-backed securities contain shorter maturities than bonds or mortgage loans and historically have been less likely to experience substantial prepayment.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured, and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

AMERICAN DEPOSITORY RECEIPTS ("ADRS"). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. The fund may invest in sponsored and unsponsored ADRs. Prices of ADRs are quoted in U.S. dollars. They are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. To the extent that the fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service the ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. To the extent the fund invests in ADRs rather than directly in the stock of foreign issuers, it will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASDAQ National Market System. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded. These standards are more uniform and more exacting than those to which many foreign issuers may be subject.

WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS. The fund may buy U.S. government obligations on a "when issued" or "delayed delivery" basis. These transactions are arrangements under which the fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally in 30 to 60 days. Purchases of U.S. government securities on a when issued or delayed delivery basis are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the fund will generally buy U.S. government securities on a when issued basis with the intention of holding the securities, it may sell the securities before the settlement date if it is deemed advisable. When the fund is the buyer in this type of transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the fund's purchase commitments until payment is made. To the extent the fund engages in when issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, and not for the purpose of investment leverage. In when issued and delayed delivery transactions, the fund relies on the seller to complete the transaction. The seller's failure to do so may cause the fund to miss a price or yield considered advantageous to the fund. Securities purchased on a when issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when issued or delayed delivery transaction is a form of leverage that may affect changes in Net Asset Value to a greater extent.

MORTGAGE DOLLAR ROLLS. The fund may enter into mortgage dollar rolls in which the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sale price and the lower price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or a cash equivalent security position. The fund could suffer a loss if the contracting party fails to perform the future transaction in that the fund may not be able to buy back the mortgage-backed securities it initially sold. The fund intends to enter into mortgage dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

OPTIONS, FUTURES AND OPTIONS ON FINANCIAL FUTURES

CALL AND PUT OPTIONS ON SECURITIES. As noted in the Prospectus, the fund intends to write (sell) covered put and call options and buy put and call options that trade on securities exchanges and in the over-the-counter market.

WRITING CALL OPTIONS. Call options written by the fund give the holder the right to buy the underlying securities from the fund at a stated exercise price; put options written by the fund give the holder the right to sell the underlying security to the fund at a stated exercise price. A call option written by the fund is "covered" if the fund owns the underlying security which is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash and high grade debt securities in a segregated account with its custodian bank. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

In the case of a call option, the writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since, with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In addition, effecting a closing transaction will permit the cash or proceeds from the sale of any securities subject to the option to be used for other fund investments. If the fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option; the fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

BUYING CALL OPTIONS. The fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security. The fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

WRITING PUT OPTIONS. Although the fund has no current intention of writing covered put options, the fund reserves the right to do so.

A put option gives the buyer of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The fund would write put options only on a covered basis, which means that the fund would maintain in a segregated account cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. The rules of the clearing corporation currently require that the assets be deposited in escrow to secure payment of the exercise price. The fund would generally write covered put options in circumstances where Advisers wishes to buy the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event, the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in this type of transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

BUYING PUT OPTIONS. The fund may buy put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to put options, exercise them, or permit them to expire.

The fund may buy a put option on an underlying security or currency owned by the fund (a "protective put") as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. This hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Advisers deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The fund may also buy put options at a time when the fund does not own the underlying security or currency. By buying put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The fund will commit no more than 5% of its assets to premiums when buying put options. The premium paid by the fund when buying a put option will be recorded as an asset in the fund's statement of assets and liabilities. This asset will be adjusted daily to the options' current market value, which will be the latest sale price at the time at which the Net Asset Value per share of the fund is computed, the close of the NYSE, or, in the absence of a sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

OVER-THE-COUNTER OPTIONS ("OTC" OPTIONS). The fund intends to write covered put and call options and buy put and call options that trade in the over-the-counter market to the same extent that it will engage in exchange traded options. Just as with exchange traded options, OTC call options give the option holder the right to buy an underlying security from an option writer at a stated exercise price; OTC put options give the holder the right to sell an underlying security to an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. However, OTC options are available for a greater variety of securities, and in a wider range of expiration dates and exercise prices, than exchange traded options; and the writer of an OTC option is paid the premium in advance by the dealer.

OPTIONS ON STOCK INDICES. The fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When the fund writes an option on a stock index, the fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or it will otherwise cover the transaction.

OPTIONS ON FOREIGN CURRENCIES. The fund may buy and write (sell) put and call options on foreign currencies traded on U.S. exchanges or in the over-the-counter markets. Like other kinds of options, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs.

FUTURES CONTRACTS. The fund may enter into contracts for the purchase or sale for future delivery of securities and in such contracts based upon financial indices ("financial futures"). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial deposit" or "initial margin") as a partial guarantee of its performance under the contract. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, when the fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells futures contracts.

The fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities it intends to buy. The fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the fund's net assets would be represented by futures contracts or related options. In addition, the fund may not buy or sell futures contracts or related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the fund's total assets. In instances involving the purchase of futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. To the extent the fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by SEC rules, assets in a segregated account to cover its obligations with respect to the contract which will consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the fund with respect to such futures contracts.

STOCK INDEX FUTURES. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The fund may buy and sell call and put options on stock index futures to hedge against risks of market-side price movements. The need to hedge against such risks will depend on the extent of diversification of the fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions. The fund may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. The fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objectives and legally permissible for the fund.

FORWARD CURRENCY EXCHANGE CONTRACTS. The fund may enter into forward currency exchange contracts ("Forward Contract(s)") to attempt to minimize the risk to the fund from adverse changes in the relationship between currencies or to enhance income. A Forward Contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The fund may construct an investment position by combining a debt security denominated in one currency with a Forward Contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a Forward Contract) that is intended to be similar in overall performance to a debt security denominated in the same currency.

For example, an Italian lira-denominated position could be constructed by buying a German mark-denominated debt security and simultaneously entering into a Forward Contract to exchange an equal amount of marks for lira at a future date and at a specified exchange rate. With such a transaction, the fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in lira debt securities while achieving other benefits from holding the underlying security. The fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the Forward Contract. This difference may be enhanced or offset by premiums that may be available in connection with the Forward Contract.

The fund may also enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency; or when the fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.

The fund usually effects forward currency exchange contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. Some price spread on currency exchange (to cover service charges) will be incurred when the fund converts assets from one currency to another.

To limit potential risks in connection with the purchase of currency under Forward Contracts, cash, cash equivalents, or readily marketable debt securities equal to the amount of the purchase will be held in segregated accounts with the fund's custodian bank to be used to pay for the commitment, or the fund will cover any commitments under these contracts to sell currency by owning the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of the fund to enter into Forward Contracts is limited only to the extent such Forward Contracts would, in the opinion of Advisers, impede portfolio management or the ability of the fund to honor redemption requests.

INTEREST RATE AND CURRENCY SWAPS. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity while the other has an interest rate that changes in accordance with changes in a designated benchmark (e.g., LIBOR, prime, commercial paper, or other benchmarks). The obligations to make repayment of principal on the underlying securities are not exchanged. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed-rate obligation will transfer the obligation to the intermediary, and that entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation which substantially mirrors the obligation desired by the first party. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a price lower than is available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at a low enough coupon rate to cover the cost involved.

The fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

ILLIQUID SECURITIES. As noted in the Prospectus, it is the policy of the fund that illiquid securities (including illiquid equity securities, defaulted debt securities, loan participations, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities which are not readily marketable) may not constitute more than 10% of the value of the fund's total net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instrument. Subject to this limitation, the Board has authorized the fund to invest in restricted securities where such investment is consistent with the fund's investment objectives and has authorized such securities to be considered liquid to the extent Advisers determines that there is a liquid institutional or other market for such securities - such as, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board will review on a monthly basis any determination by Advisers to treat a restricted security as liquid, including Advisers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, Advisers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

A restricted security is a security that has been purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 unless the sale is pursuant to an exemption therefrom. Notwithstanding the restriction on the sale of such securities, a secondary market exists for many of these securities. As with other securities in the fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the fund's Net Asset Value, between the range of the bid and ask prices. To the extent that no quotations are available, the securities will be valued at fair value in accordance with procedures adopted by the Board.

The fund's purchases of restricted securities can result in the receipt of commitment fees. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction which the issuer seeks to finance. Typically, at the time of commitment, the fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the fund commits to buy the security and the fund's payment for and receipt of that security, the fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the purchase commitments until payment is made. The fund will not buy restricted securities in order to generate commitment fees, although the receipt of such fees will assist the fund in achieving its principal objective of earning a high level of current income.

Notwithstanding the determinations in regard to the liquidity of restricted securities, the Board remains responsible for such determinations and will consider appropriate action to maximize the fund's liquidity and its ability to meet redemption demands if a security should become illiquid after its purchase. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

HIGH YIELD SECURITIES. Because the fund may invest in securities below investment grade, an investment in the fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the fund invests. Accordingly, an investment in the fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of fund shares.

Lower quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

The fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants, and penalty provisions for delayed registration, if the fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

The fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the fund's Net Asset Value.

The fund relies on Advisers' judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

MORTGAGE-BACKED SECURITIES. To the extent mortgage securities are purchased at a premium, unscheduled principal prepayments, including prepayments resulting from mortgage foreclosures, may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to you, will be taxable as ordinary income.

Some of the CMOs in which the fund may invest may be less liquid than other types of mortgage securities. A lack of liquidity in the market for CMOs could result in the fund's inability to dispose of such securities at an advantageous price under certain circumstances.

FOREIGN SECURITIES. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits, and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalization, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new, and a substantial proportion of securities transactions in Russia is privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders, and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity, and it is possible for the fund to lose its registration through fraud, negligence, or even mere oversight. While the fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by Advisers. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of Advisers, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

STOCK INDEX OPTIONS, STOCK INDEX FUTURES, FINANCIAL FUTURES, AND RELATED OPTIONS. The fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures, financial futures, and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the fund of options on stock indexes, stock index futures, financial futures, and related options will be subject to Advisers' ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures, and financial futures, and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could have an adverse impact on the fund's ability to effectively hedge its securities. The fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The fund does not believe that these trading and positions limits will have an adverse impact on the fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by Advisers may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the fund believes that use of such contracts will benefit the fund, if Advisers' investment judgment about the general direction of interest rates is incorrect, the fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

The fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

FORWARD CURRENCY CONTRACTS. As noted above, the fund may enter into forward currency contracts, in part in order to limit the risk from adverse changes in the relationship between currencies. However, Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the fund than if it had not entered into such contracts.

INVESTMENT RESTRICTIONS

The fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less. The fund MAY NOT:

(1) Invest more than 25% of the value of the fund's total assets in one particular industry; except that, to the extent this restriction is applicable, all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund;

(2) Underwrite securities of other issuers, except insofar as the fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio; except that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objectives and policies as the fund;

(3) Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

(4) Borrow money in excess of 5% of the value of the fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(5) Sell securities short or buy on margin nor pledge or hypothecate any of the fund's assets; except that the fund may enter into financial futures and options on financial futures as discussed;

(6) Buy or sell real estate (other than interests in real estate investment trusts), commodities or commodity contracts; except that the fund may invest in financial futures and related options on futures with respect to securities, securities indices and currencies;

(7) Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; provided that all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund. To the extent permitted by exemptions granted under the 1940 Act, the fund may invest in shares of one or more money market funds managed by Advisers or its affiliates;

(8) Invest in securities for the purpose of exercising management or control of the issuer, except that, to the extent this restriction is applicable, all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund; and

(9) Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the fund, one or more of the officers or trustees of the fund, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities, except that, to the extent this restriction is applicable, all or substantially all of the assets of the fund may be invested in another registered investment company having the same investment objective and policies as the fund, or except as permitted under investment restriction Number 7 regarding the purchase of shares of money market funds managed by Advisers or its affiliates.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the fund, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the fund under the 1940 Act are indicated by an asterisk (*).

                        POSITIONS AND OFFICES
NAME, AGE AND ADDRESS   WITH THE TRUST          PRINCIPAL OCCUPATION DURING
THE PAST FIVE YEARS
------------------------------------------------------------------------------

Frank H. Abbott, III (77)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) and Vacu-Dry Co. (food processing).

Harris J. Ashton (66)
191 Clapboard Ridge Road
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

*Harmon E. Burns (53)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Vice President
and Trustee

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (66)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

Edith E. Holiday (46)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director, Amerada Hess Corporation (crude oil and natural gas refining), Hercules Incorporated (chemicals, fibers and resins) (1993-present), Beverly Enterprises, Inc. (1995-present) and H.J. Heinz Company (packaged foods and allied products) (1994-present); director or trustee, as the case may be, of 25 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman (1995-1997) and Trustee (1993-1997), National Child Research Center, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993), General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

*Charles B. Johnson (65)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Chairman
of the Board
and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (58)
 777 Mariners Island Blvd.
 San Mateo, CA 94404

President
and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (69)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General  Partner,  Miller & LaHaye,  which is the General  Partner of  Peregrine
Ventures II (venture capital firm); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Digital Transmission Systems, Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems) and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (70)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking,) and President, National Association of Securities Dealers, Inc.

Martin L. Flanagan (38)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President
and Chief
Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin/Templeton Investor Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President
and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (42)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and
Principal
Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (61)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. As of June 1, 1998, nonaffiliated members of the Board are paid $1,575 for each of the Trust's eight regularly scheduled Board meetings plus $1,050 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The fees payable to nonaffiliated Board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                NUMBER OF BOARDS
                                              TOTAL FEES        IN THE FRANKLIN
                             TOTAL FEES    RECEIVED FROM THE    TEMPLETON GROUP
                              RECEIVED     FRANKLIN TEMPLETON  OF FUNDS ON WHICH
NAME                        FROM TRUST***  GROUP OF FUNDS****   EACH SERVES*****
------------------------------------------------------------------------------

Frank H. Abbott, III.......   $5,400         $165,937              27
Harris J. Ashton...........    5,100          344,642              49
S. Joseph Fortunato........    5,100          361,562              51
David Garbellano*..........    1,500           91,317             N/A
Edith Holiday**............    1,200           72,875              25
Frank W.T. LaHaye..........    5,400          141,433              27
Gordon S. Macklin..........    5,100          337,292              49

*Deceased, September 27, 1997.
**Appointed January 15, 1998.
***For the fiscal year ended April 30, 1998, during which time fees at the rate of $300 for each of the Trust's eight meetings plus $300 per meeting attended were in effect.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of June 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 5,851 Class I shares, or less than 1% of the total outstanding Class I shares of the fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E.
Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT  MANAGER AND  SERVICES  PROVIDED.  The fund's  investment  manager is
Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the fund to buy, hold or sell and the selection of brokers through whom the fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the fund. Similarly, with respect to the fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

Under an agreement with Advisers, TICI is the fund's sub-advisor. TICI provides Advisers with investment management advice and assistance. TICI also provides a continuous investment program for the fund, including allocation of the fund's assets among the various securities markets of the world and investment research and advice with respect to securities and investments and cash equivalents in the fund.

MANAGEMENT  FEES.  Under its  management  agreement,  the fund pays  Advisers  a management fee equal to an annual rate of 0.625 of 1% of the value of its average daily net assets up to and including $100 million; 0.50 of 1% of the value of its average daily net assets over $100 million and not over $250 million; and 0.45 of 1% of the value of its average daily net assets in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee. Under the sub-advisory agreement, Advisers pays TICI a sub-advisory fee, in U.S. dollars, equal to an annual rate of 0.3125 of 1% of the fund's average daily net assets up to and including $100 million; 0.25 of 1% of the value of the fund's average daily net assets over $100 million and not over $250 million; and 0.225 of 1% of the value of the fund's average daily net assets in excess of $250 million. This fee is not a separate expense of the fund but is paid by Advisers from the management fees it receives from the fund. TICI will pay all expenses incurred in connection with its activities under the subadvisory agreement with Advisers other than the cost of securities (including brokerage commissions, if any) purchased for the fund.

For the fiscal years ended April 30, 1998, 1997 and 1996, management fees, before any advance waiver, totaled $527,061, $129,938 and $58,092, respectively. Under an agreement by Advisers to waive its fees, the fund paid no management fees for the same periods. For the same periods, Advisers paid TICI no sub-advisory fees.

MANAGEMENT AGREEMENTS. The management and sub-advisory agreements are in effect until February 28, 1999. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to either agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Advisers, or by Advisers on 60 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of the fund's outstanding voting securities, or by either Advisers or TICI on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal year ended April 30, 1998, and for the period October 1, 1996, through April 30, 1997, administration fees totaling $129,758 and $21,855, respectively, were paid to FT Services. The fee is paid by Advisers. It is not a separate expense of the fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITOR. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, is the fund's independent auditor. During the fiscal year ended April 30, 1998, the auditor's services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended April 30, 1998.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

Advisers   selects   brokers  and  dealers  to  execute  the  fund's   portfolio
transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Advisers seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the fund is negotiated between Advisers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Advisers may pay certain brokers commissions that are higher than those another broker may charge, if Advisers determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Advisers' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Advisers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Advisers in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to Advisers in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the fiscal years ended April 30, 1998, 1997 and 1996, the fund paid brokerage commissions totaling $3,070, $2,435 and $985, respectively.

As of April 30, 1998, the fund owned securities issued by Salomon Brothers Inc. and Morgan Stanley & Co. Inc. valued in the amount of $459,788 and $2,020,781, respectively. Except as noted, the fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Banks and financial institutions that sell shares of the fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                                                   SALES
SIZE OF PURCHASE - U.S. DOLLARS                                   CHARGE
------------------------------------------------------------------------------

Under $30,000...............................................         3%
$30,000 but less than $100,000..............................         2%
$100,000 but less than $400,000.............................         1%
$400,000 or more............................................         0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If the amount of your total purchases, less redemptions, equals the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, exceeds the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the amount of your total purchases, less redemptions, is less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the fund under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the fund may use a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. The fund receives income generally in the form of dividends, interest, original issue, market and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the fund, constitute its net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gains realized by the fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Gain from securities sold by the fund that are held for more than one year will be taxable at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets; or at a maximum rate of 10% for individual investors in the 15% federal income tax bracket. Gains from securities sold by the fund prior to January 1, 1998, are taxable at different rates depending on the length of time the fund held such assets.

For "qualified 5-year gains," the maximum capital gain rate is 18% for individuals in the 28% or higher federal income tax brackets; or 8% for individuals in the 15% federal income tax bracket. For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

Additional information on reporting capital gains distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. Please call Fund Information to request a copy. Questions concerning each investor's personal tax reporting should be addressed to the investor's personal tax advisor.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November or December and paid to you in January of the following year, will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the fund at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund, subject to certain holding period requirements. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the fund), and, (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by the fund). If the fund elects to passthrough to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If the fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to passthrough to you your pro rata share of the foreign taxes paid by the fund. In this case, these taxes will be taken as a deduction by the fund, and the income reported to you will be the net amount after these deductions.

The procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the fund have been simplied for tax years beginning in 1998. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the fund must meet certain specific requirements, including:

o The fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the fund's total assets, and, with respect to 50% of the fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the fund's total assets or 10% of the outstanding voting securities of the issuer;

o The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The fund must distribute to its shareholders at least 90% of its investment company taxable income (i.e., net investment income plus net short-term capital gains) and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in the fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the fund or in another of the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. As a corporate shareholder, you should note that only a small percentage of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. Dividends so designated by the fund must be attributable to dividends earned by the fund from U.S. corporations that were not debt-financed.

INVESTMENT IN COMPLEX SECURITIES. The fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures and forward contracts entered into by the fund are generally governed by section 1256 of the Code. These "section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such section 1256 position held by the fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the fund. The acceleration of income on section 1256 positions may require the fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the fund.

When the fund holds an option or contract which substantially diminishes the fund's risk of loss with respect to another position of the fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses. The fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one section 1256 position and at least one non-section 1256 position) which may reduce or eliminate the operation of these straddle rules.

When the fund enters into "constructive sale transactions," the fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by the fund of ordinary income and short-term capital gains arising from the fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. The fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. The fund is authorized to invest in foreign currency denominated securities. Such investments, if made, will have the following additional tax consequences:

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the fund.

If the fund's section 988 losses exceed the fund's other net investment company taxable income during a taxable year, the fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. The fund may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If the fund receives an "excess distribution" with respect to PFIC stock, the fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the fund held the PFIC shares. The fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

The fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the fund were to make this second PFIC election, tax at the fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the fund (if any), the amounts distributable to you by the fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the fund acquires shares in that corporation. While the fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by a fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the fund's expected return is attributable to the time value of the fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2) the transaction is an applicable straddle;

3) the transaction was marketed or sold to the fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of Section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED  PREFERRED  STOCK.  Occasionally,   the  fund  may  purchase  "stripped
preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT (MD) BONDS. The fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed interest bonds, or bonds that provide for payment of interest-in-kind
(PIK) may cause the fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the fund level. PIK bonds are subject to similar tax rules concerning the amount, character and timing of income required to be accrued by the fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the fund may elect to accrue market discount on a current basis, in which case the fund will be required to distribute any such accrued discount. If the fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the fund's shares, aggregate underwriting commissions for the fiscal years ended April 30, 1998, 1997 and 1996, were $2,420,305, $330,506 and $86,370, respectively. After allowances to dealers, Distributors retained $163,904, $23,568 and $5,531 in net underwriting discounts and commissions and received $0, $0 and $399 in connection with redemptions or repurchases of shares for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

THE CLASS I PLAN. Under the Class I plan, the fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

THE CLASS II PLAN. Under the Class II plan, the fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the fund.

Under the Class II plan, the fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

THE CLASS I AND CLASS II PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, Advisers or Distributors or other parties on behalf of the fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended April 30, 1998, Distributors had eligible expenditures of $334,308 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I plan, of which the fund paid Distributors $220,076 under the Class I plan.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class I for the one-year period ended April 30, 1998, and for the period from inception (June 1, 1994) through April 30, 1998, was 8.32% and 11.61%, respectively.

These figures were calculated according to the SEC formula:

            n
      P(1+T)  = ERV

where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of the each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Class I for the one-year period ended April 30, 1998 and for the period from inception (June 1, 1994) through April 30, 1998, was 8.32% and 53.68%, respectively.

YIELD

CURRENT YIELD. Current yield of each class shows the income per share earned by the fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended April 30, 1998, was 6.08% for Class I.

These figures were obtained using the following

SEC formula:
                            6
      Yield = 2 [( a-b + 1 )  - 1]
                     ---
                     cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended April 30, 1998, was 7.67% for Class I.

VOLATILITY

Occasionally  statistics  may be used to show  the  fund's  volatility  or risk.
Measures of volatility or risk are generally used to compare the fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $236 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. As noted in the Prospectus, shares of the fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended April 30, 1998, including the auditor's report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I AND CLASS II - The fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

PROSPECTUS - The prospectus for the fund dated September 1, 1998, which we may amend from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TICI - Templeton Investment Counsel, Inc., the fund's sub-advisor

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

SEMI
ANNUAL
REPORT

                                  OCTOBER 31, 1998

FRANKLIN STRATEGIC SERIES

  Franklin Biotechnology Discovery Fund
  Franklin Blue Chip Fund
  Franklin California Growth Fund
  Franklin Global Health Care Fund
  Franklin Global Utilities Fund
  Franklin MidCap Growth Fund
  Franklin Natural Resources Fund
  Franklin Small Cap Growth Fund
  Franklin Strategic Income Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series

CONTENTS

Shareholder Letter .......................     1

Fund Reports
 Franklin Biotechnology
 Discovery Fund...........................     3
 Franklin Blue Chip Fund..................     8
 Franklin California
 Growth Fund .............................    13
 Franklin Global
 Health Care Fund.........................    20
 Franklin Global
 Utilities Fund ..........................    26
 Franklin MidCap
 Growth Fund .............................    34
 Franklin Natural
 Resources Fund...........................    39
 Franklin Small Cap
 Growth Fund..............................    46
 Franklin Strategic
 Income Fund..............................    56

Financial Highlights &
Statement of Investments .................    66

Financial Statements .....................   118

Notes to
Financial Statements .....................   132

SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Strategic Series covers the six months ended October 31, 1998.

A bumpy ride
If a pilot were to describe the performance of global securities markets during the six months under review, he'd probably use the word "turbulent." On April 30, the Dow Jones(R) Industrial Average closed at 9063.37. By July 17, it climbed to 9337.97. But due to investors' concerns about economic crises in Asia and Russia, it fell to 8051.68 by August 28 and suffered an additional 512.61 point drop on August 31. Responding to the threat posed to the U.S. economy by global financial problems, the Federal Reserve Board cut short-term interest rates in late September and mid-October, fueling an October rally that raised the Dow 749.48 points. On October 31, it stood at 8592.10.

Fasten your seatbelts!
What should you do when faced with widely fluctuating markets? In our opinion, you should call your investment representative and review your current financial plans, recalling your goals and the reasons you made your investment choices in the first place. Then discuss whether your investments are properly diversified to reduce the negative impact that any one holding will have upon your portfolio. Finally, review your investment timeframe to help put recent gains and losses into perspective. Maintaining a long-term outlook is one of the keys to weathering market volatility.

One of the most important components of a long-term approach is setting up an investment plan. Investing on a scheduled basis, regardless of market direction, can help you take advantage of market downturns when prices are low, and benefit from market rallies. Most importantly, adhering to such a plan can contribute not only to your investment success, but also to your peace of mind.

Whatever direction the market takes, you can be confident that Franklin Templeton's portfolio managers are dedicated to providing our shareholders with careful investment selection and constant professional supervision of their funds. As always, we appreciate your support, welcome your comments and look forward to serving your investment needs.

Sincerely,

/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
President
Franklin Strategic Series

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 67 of this report.

Your  Fund's  Goal:   Franklin   Biotechnology   Discovery  Fund  seeks  capital
appreciation by investing primarily in equity securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

This semiannual report of Franklin Biotechnology Discovery Fund covers the six months ended October 31, 1998. During the period, the biotechnology sector experienced severe volatility due to product disappointments and general market malaise. After most major market downturns in August, stock prices began to rise by early September, and small-cap stocks, including the biotechnology sector, roared back to life as the market picked up momentum in October. Within this environment, the fund posted a -14.73% cumulative total return for the period, as discussed in the Performance Summary on page 6.

At the end of the reporting period, the fund had over $55 million invested in five industries. On October 31, our largest position was Inhale Therapeutic Systems, a leading developer of an inhaled form of insulin. With this novel product, diabetics may be able to breathe in a powder form of insulin rather than injecting it. Although the product won't be available to the general public for a year or two, we believe its potential could be substantial.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

During the reporting period, we increased the fund's weighting in the large-cap biotech sector, establishing positions in Amgen, Inc. and Genzyme Corp. Amgen, Inc. has had exceptional earnings growth this year as Epogen, its largest selling drug, experienced an increase in sales. In our opinion, Genzyme Corp. also has strong growth potential. By October 31, the company's stock rose 35% from the time we bought it in July. During the period, we also increased our position in Chiron Corp., which restructured its business, hired an experienced chief executive officer and chief financial officer, and sold its low-margin diagnostics division.

Establishing short positions (selling borrowed stock in hopes of buying it later at a lower price) is a strategy the fund uses to help offset declines in a sector and to reduce volatility within the fund. At the beginning of the period, the fund's short position represented approximately 9% of total net assets. After the market decline in August, the fund covered nearly all of its short positions for substantial gains.

We are optimistic about the outlook for the biotechnology industry. Many of these entrepreneurial companies are seeking new treatments for a variety of diseases, and the potential reward is substantial, even if only a fraction of the new drugs makes it to the market. Although the market valuation of the approximately 260 publicly traded biotech companies is less than the market value of Merck, we believe investors will be rewarded as this small but exciting industry produces future treatments for diabetes, cancer and heart disease.

Biotechnology companies are often small, relatively new, or unseasoned. Such companies can be particularly sensitive to changing economic conditions, and have less certain growth prospects than larger, more established companies. And since small company stocks are volatile, they may not be appropriate for short-term investors. Also, the fund is non-diversified and concentrates in a single industry, involving other risks, such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. The fund may invest in foreign securities, which involve additional risks, including political uncertainty and currency volatility. These and other risks, including hedging strategies, are described more fully in the fund's prospectus. The nature of the investments of this fund require an investor to have a long-term investment horizon. These are developing companies whose product introductions must face many hurdles before they become commercially viable.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

Sincerely,


/s/ Kurt von Emster

Portfolio Manager

Franklin Biotechnology Discovery Fund

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Franklin Biotechnology Discovery Fund posted a -14.73% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased $3.96, from $26.89 on April 30, 1998, to $22.93 on October 31, 1998. During the reporting period, shareholders did not receive distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Performance

Franklin Biotechnology Discovery Fund
Periods ended 10/31/98
                                                            SINCE
                                                          INCEPTION
                                                 1-YEAR    (9/15/97)
---------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                        -10.42%     -8.10%
AVERAGE ANNUAL TOTAL RETURN2                    -15.56%     -11.99%
VALUE OF $10,000 INVESTMENT3                     $8,444     $8,660

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.
All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased total return.

Past performance is not predictive of future results.

FRANKLIN BLUE CHIP FUND

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 70 of this report.

Your Fund's Goal: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in high quality, blue chip companies with market capitalization of $1 billion or more, that the managers believe are leaders in their industries and are positioned for stable, long-term growth potential.

This semiannual report of Franklin Blue Chip Fund covers the six months ended October 31, 1998. During the first part of the period, the U.S. stock market reached all-time highs, as the economy experienced steady growth and benign inflation. However, Asia's financial turmoil, coupled with Russia's economic meltdown, led to severe volatility in global equity markets by late summer. The Dow Jones(R) Industrial Average, which had peaked on July 17, fell 14.91% in August. Even though it rallied in September and October, it was down 4.33% for the reporting period. Within this environment, Franklin Blue Chip Fund posted a -2.73% six-month cumulative total return, as discussed in the Performance Summary on page 11. The Morgan Stanley Capital International(R) World Index, the fund's benchmark, delivered a total return of -2.85% for the same period.*

*Source: Standard & Poor's(R) Micropal. Dow Jones Industrial Average's total return is calculated by Wilshire Associates Inc. The Morgan Stanley Capital International (MSCI) World Index includes approximately 1,480 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. Indices are unmanaged and total return includes reinvested dividends. One cannot invest directly in an index.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Throughout  the reporting  period,  we maintained  our  conservative,  long-term investment discipline. In our search for companies offering management excellence, a healthy balance sheet, and solid long-term earnings potential, we focused on industry leaders demonstrating sustainable competitive advantages. On October 31, 1998, our holdings were diversified across 14 sectors, including consumer non-durables, health technology, finance, and electronic technology.

During the reporting period, the health technology and electronic technology sectors strengthened considerably, and our holdings of Abbott Laboratories, Johnson & Johnson, Intel Corp., and Cisco Systems Inc. contributed positively to the fund's performance. In our opinion, they offer sustainable earnings growth potential in the long term.

After a long period of weak results, the retail and utilities sectors also performed well. However, even though we added to our holdings of Wal-Mart Stores Inc. and Bellsouth Corp., our exposure to these sectors remained low because we believed they could experience slow growth and intense competition over the long term.

On the negative side, the stock prices of many financial institutions, including our holdings of Citigroup Inc. and Merrill Lynch & Co. Inc., fell largely due to hedge fund losses and bad loans to emerging market countries. Fortunately, the fund had a relatively small exposure to this sector, and our shares of The Charles Schwab Corp. and American International Group Inc. rose in value, offsetting much of the sector's decline.

Seeking to take advantage of market volatility, we added to our holdings of The Coca Cola Co., the world's largest soft drink company, and Medtronic Inc., an international manufacturer of medical devices. In our opinion, these companies have strong growth potential.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we are optimistic about the outlook for the fund. Despite the possibility of Asia's financial problems affecting the U.S. economy, we believe prospects remain bright for companies with quality assets, solid management, sound competitive strategies, and the potential to generate strong future earnings. It is important to remember, however, that investing in the fund involves the special risks of global, and especially emerging market, investing related to market and currency volatility and adverse social and political developments.

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in the Franklin Blue Chip Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Suzanne W. Killea
Portfolio Manager
Franklin Blue Chip Fund

PERFORMANCE SUMMARY
Franklin Blue Chip Fund posted a -2.73% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 12, the fund delivered a +23.58% cumulative total return since inception on June 3, 1996.

The fund's share price, as measured by net asset value, decreased $0.34, from $12.46 on April 30, 1998, to $12.12 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Blue Chip Fund
Periods ended 10/31/98
                                      SINCE
                                    INCEPTION
                               1-YEAR      (6/3/96)
---------------------------------------------------
CUMULATIVE TOTAL RETURN1       11.58%      23.58%

AVERAGE ANNUAL TOTAL RETURN2    5.18%       6.53%

VALUE OF $10,000 INVESTMENT3   $10,518    $11,648

                              10/31/97    10/31/98
---------------------------------------------------
ONE-YEAR TOTAL RETURN4          8.25%      11.58%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge. Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total return and distributions would have been lower.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made.
Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN CALIFORNIA GROWTH FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 75 of this report.

Your Fund's Goal: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California. The fund may also invest in foreign securities.

The six months ended October 31, 1998, were one of the most challenging environments for stocks in the history of Franklin California Growth Fund. During the first half of the calendar year, California's economy continued to expand robustly, with June's unemployment rate falling to 5.7%, the lowest rate in eight years. By summer, however, signs of slowing growth were beginning to emerge. Trade, an important influence on California's economy, deteriorated, with exports to Japan and much of the rest of Asia falling significantly. Interestingly, though, shipments to Europe and U.S. NAFTA partners (Canada and Mexico), rose appreciably. During the reporting period, Asia's financial turmoil spread to Russia and Latin America, causing volatility in equity markets throughout the world. Within this environment, Franklin California Growth Fund - Class I posted a -13.29% six-month cumulative total return, as discussed in the Performance Summary on page 17.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In the U.S., a variety of industry groups, especially the high technology sector, were particularly hard hit. In an effort to support declining economies in other countries and prevent a recession in the U.S., the Federal Reserve Board (the Fed) reduced the federal funds rate from 5.5% to 5.25% at the September meeting of the Federal Open Market Committee. Then, in October, Fed Chairman Alan Greenspan cut the fed funds rate to 5% and the discount rate from 5.0% to 4.75%, before the next scheduled meeting.

As of October 31, 1998, about a third of the fund's total positions were represented by companies with a market capitalization of less than $1 billion. Because large caps generally performed better during the period, the small cap sector hurt the fund's performance. As an example of how small cap stocks performed, the Russell 2000, a broad barometer of small cap stocks, peaked on April 21, 1998 at 491.41. On October 31, 1998, the index stood at 378.16, representing a decline of 23%.

Real-estate related companies also hindered the fund's performance during the period under review. The share price of one fund holding, Arden Realty, Inc., a real-estate investment trust specializing in Southern California office properties, fell 22.9%, despite the fact that the company continued to exhibit double-digit cash flow growth. We maintained our position in this company because its properties had higher occupancy rates than its peers and, in our opinion, the company's portfolio consisted of high quality holdings.

Of course, the fund also held many large cap stocks, with several among the top holdings at the end of the period. Such companies as Cisco Systems, Inc., Safeway, Inc., and Sun Microsystems, Inc., had relatively stable and predictable earnings growth. The share prices for many of these larger companies held up relatively well in the reporting period's volatile market environment, with some holdings, such as Granite Construction, Inc., appreciating dramatically. Benefiting from strong national infrastructure rejuvenation, its share price rose 69.0% during the six months under review. In our opinion, this is a well-run company that is positioned to benefit from spending under the Intermodal Surface Transportation Efficiency Act.

Looking forward, we are optimistic about prospects for California's economy and the Franklin California Growth Fund. In our opinion, this diverse and dynamic state, with almost 1,400 publicly traded companies, represents tremendous potential for investment opportunities. The market's volatility during the reporting period helped create some terrific values in the small- and mid-cap sectors, and we continue to maintain or invest in positions in these areas anticipating potential for capital appreciation. While several of our holdings in the small cap arena hurt the fund's performance during the period, we believe many of these companies may prove to be substantial contributors to the fund's performance in the years to come. As we scan the investment horizon for opportunities, we find there is no shortage of potential investments for the fund.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

It should be remembered, of course, that there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

Thank you for your participation in Franklin California Growth Fund. We welcome any comments or suggestions you may have.

Sincerely,

/s/ Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund

PERFORMANCE SUMMARY

Class I

Franklin California Growth Fund - Class I provided a -13.29% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We always have maintained a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 18, the fund's Class I shares delivered a +218.04% cumulative total return since inception on October 30, 1991.

The fund's share price, as measured by net asset value, decreased $3.36, from $24.98 on April 30, 1998, to $21.62 on October 31, 1998. During the reporting period, shareholders receives per-share distributions of 4.3 cents ($0.043) in income dividends. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Performance
Franklin California Growth Fund - Class I
Periods ended 10/31/98

                                                             SINCE
                                                           INCEPTION
                                     1-YEAR      5-YEAR    (10/30/91)
---------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1             -4.73%    +158.82%    +218.04%

AVERAGE ANNUAL TOTAL RETURN2        -10.22%     +19.52%     +16.97%

VALUE OF $10,000 INVESTMENT3         $8,978     $24,392     $29,972

                       10/31/94    10/31/95    10/31/96    10/31/97    10/31/98
--------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4  +19.75%    +45.31%     +24.61%     +25.40%      -4.73%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction, the fund's total returns would have been lower.

Class II

Franklin California Growth Fund - Class II provided a -13.58% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, decreased $3.37, from $24.82 on April 30, 1998, to $21.45 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Performance
Franklin California Growth Fund - Class II

Periods ended 10/31/98

                                              SINCE
                                            INCEPTION
                                 1-YEAR     (9/3/96)
------------------------------------------------------
CUMULATIVE TOTAL RETURN1          -5.36%     +26.47%

AVERAGE ANNUAL TOTAL RETURN2      -7.21%     +10.98%

VALUE OF $10,000 INVESTMENT3     $9,279      $12,522

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. All figures include the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment. Class II shares have higher annual fees and expenses than Class I shares.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN GLOBAL HEALTH CARE FUND

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 81 of this report.

Your Fund's Goal: Franklin Global Health Care Fund seeks capital appreciation by investing primarily in the equity securities of health care companies, including small capitalization companies, located throughout the world.

The six-month period under review was one of uncertainty and great volatility in global equity markets. Economic turmoil overseas threatened continued growth of the U.S. economy, and domestic stock markets reacted with wild price swings. As a result of investors' flight to quality, many large-capitalization drug stocks soared in value during the reporting period, while small cap health care stocks generally slumped. Within this environment, Franklin Global Health Care Fund Class I posted a -21.52% six-month cumulative total return, as discussed in the Performance Summary on page 23.

During the period, we were attracted to what we believed were the superior growth prospects of smaller, emerging health care companies, whose shares had, in our opinion, extremely attractive prices. Although the lack of popularity of small cap stocks hurt the fund's performance, we believe that over longer time periods, small cap stocks may significantly outperform large caps.

One of the fund's top holdings, Serologicals Inc., performed well, advancing over 13% during the six month period. This company operates a national network of blood collection centers and identifies and retains donors with rare antigens in their blood. These antigens are extracted from donated blood and sold to large pharmaceutical companies. We find this niche attractive since there is a tremendous shortage of blood products and Serologicals Inc. has little competition and an excellent reputation.

On October 31, 1998, the fund's largest sector was medical specialties. We discovered a number of companies in this area possessing what we believed were excellent growth potential and attractive valuations. One of our largest holdings in the sector was Penederm Inc., whose drug delivery technology is used in topical compounds for skin disorders. In June, the company was acquired by generic drug manufacturer Mylan Laboratories. Penederm Inc.'s stock price jumped about 30% the day of the announcement and was up 87.7% from April 30 through completion of the acquisition on October 5, 1998.

During the period, we increased the fund's exposure to the pharmaceutical sector. Anticipating a rotation into these large cap stocks as investors sought more liquid investments that would be more resistant to an economic slowdown, we initiated a position in SmithKline Beecham. In our opinion, this company had a strong product portfolio and promising new drugs in development, and its shares were trading at a discount to its peers.

Looking forward, we are optimistic about prospects for investors in health care stocks. In our opinion, expenditures in the health care industry will be driven by an aging population and rapidly changing technology. Both of these factors may result in a wider range of treatable conditions and increased life expectancy. In addition, demand for health care products and services is not necessarily affected by the cyclical swings of the business cycle. Our goal is to seize upon investment opportunities in a timely and disciplined manner in an attempt to provide our shareholders unique opportunities to invest in rapidly growing, smaller cap companies with exciting technologies, limited competition, and strong management teams.

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

Of course, there are special risks involved with investing globally in a non-diversified fund concentrating its investments in a single industry. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

We appreciate your participation in Franklin Global Health Care Fund and look forward to serving your future investment needs.

Sincerely,

/s/ Kurt von Emster
Portfolio Manager
Franklin Global Health Care Fund

PERFORMANCE SUMMARY

Class I
Franklin Global Health Care Fund - Class I provided a -21.52% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 24, the fund's Class I shares delivered a +99.46% cumulative total return since inception on February 14, 1992.

The fund's share price, as measured by net asset value, decreased $4.15, from $19.28 on April 30, 1998, to $15.13 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Performance
Franklin Global Health Care - Class I
Periods ended 10/31/98

                                                                       SINCE
                                                                     INCEPTION
                                  1-YEAR      3-YEAR      5-YEAR     (2/14/92)
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1          -22.14%     +21.43%     +95.40%     +99.46%

AVERAGE ANNUAL TOTAL RETURN2      -26.62%      +4.59%     +13.00%      +9.86%

VALUE OF $10,000 INVESTMENT3      $7,338      $11,442     $18,424     $18,799

                       10/31/94    10/31/95    10/31/96    10/31/97    10/31/98
--------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4  +23.62%     +30.17%     +26.06%    +23.73%      -22.14%

1. Cumulative total return represents the change in value of an investment over the periods shown and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction, total returns would have been lower.

Class II

Franklin Global Health Care Fund - Class II provided a -21.86% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, decreased $4.19, from $19.17 on April 30, 1998, to $14.98 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

Performance
Franklin Global Health Care - Class II
Periods ended 10/31/98

                                                       SINCE
                                                     INCEPTION
                                             1-YEAR   (9/3/96)
---------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                     -22.71%   -5.80%
AVERAGE ANNUAL TOTAL RETURN2                 -24.20%   -3.20%
VALUE OF $10,000 INVESTMENT3                 $7,580    $9,433

1. Cumulative total return represents the change in value of an investment over the periods shown and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include all sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN GLOBAL UTILITIES FUND
You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 85 of this report.

Your Fund's Goal: Franklin Global Utilities Fund seeks to provide total return by investing in the equity and debt securities of utility companies located in the United States and around the world.

During the six months ended October 31, 1998, slow economic growth in Asia adversely affected economies in Europe, Latin America and the U.S. This led to severe volatility in global stock markets, and it was not uncommon for markets to rise or fall 5% in a single day. On a regional basis, the U.S. and Europe experienced the strongest performance, with Latin America and Asia generally weaker. Within this environment, the Franklin Global Utilities Fund - Class I posted a -10.61% six-month cumulative total return, as discussed in the Performance Summary on page 30. However, the fund delivered a +9.18% cumulative total return for the 12-month period ended October 31, 1998.

The fund's industry weightings remained relatively stable during the reporting period, with electric utility companies comprising 46.3% of total net assets, telecommunications companies 34.8%, and natural gas companies 11.9% on October 31, 1998. The fund's largest geographic exposure was the United States (63.2%), followed by Continental Europe (20.2%), Latin America (5.0%), and Asia (2.7%).

United States

Domestic utility stocks were uncharacteristically volatile throughout the reporting period, as investors speculated about the direction of the U.S. economy and interest rates. Because many investors feared a slowing economy might hinder subscriber growth, the share price of Rural Cellular Corp. fell more than 32%. However, believing that domestic telecommunications stocks are poised for healthy growth in the next few years, we added to our holdings of Intermedia Communications Inc. and initiated a position in Bell Atlantic Corp. Although domestic natural gas companies experienced relatively low prices and high inventory levels, electric utility companies continued to improve cash flow and were one of the strongest performing sectors during the six months under review. Since electric utility companies are generally able to deliver stable earnings and dividends even in times of economic uncertainty, we purchased shares of Montana Power Co., which, in our opinion, has a solid balance sheet.

Europe

European utility markets delivered mixed results during the six months under review. Profit-taking and investor uncertainty about the European Monetary Union
(EMU) adversely affected several of our holdings, including Portugal Telecom, SA, which fell 12.2% in value.* During the period, we initiated a position in AEM SpA, an Italian gas distribution and electric utility; Endesa, SA, a Spanish electric utility; and Equant, NV, a Dutch telecommunications network company we believe could benefit from the huge growth of data communications and the Internet.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT


*Price depreciation is measured in U.S. dollars.

Latin America

The Asian economic crisis that began in late 1997 sent shock waves throughout Latin America, and financial markets there plummeted. Many of our Latin American holdings dropped in value, which hurt the fund's performance. During the reporting period, we sold our shares of Telecomunicacoes Brasileiras, SA, and several Brazilian electric utility companies. Consequently, our Latin American exposure decreased from 8.7% of total net assets on April 30, 1998, to 5.0% on October 31, 1998. Although we are cautious about Latin America in the short term, we view the region's market-oriented reforms positively, and believe this area could provide promising investment opportunities in the long term.

Asia

Many Asian utility stocks fell dramatically in value, as the Asian currency crisis continued to make headlines during the reporting period. Although we maintained a low weighting in Asia because we felt that the financial turmoil could worsen, we will still search for Asian securities with low risk and high-return potential.

Looking forward

We are optimistic about prospects for global utility companies because these firms generally are able to deliver stable earnings and solid dividends even during periods of economic downturn. Additionally, global demand for gas, electric power and telecommunications appears to be growing, and many foreign utility markets are experiencing regulatory changes that could produce high levels of revenue for utility firms in the future. In the U.S., which remains a core investment area for the fund, uncertainty caused by the electric utility deregulation seems to be subsiding, and many utility stocks have experienced significant declines in their share prices and now appear to be attractively valued. This could make it easier for us to discover bargain stocks in the near future.

Of course, there are special risks involved with investing globally in a non-diversified fund. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

We thank you for your participation in Franklin Global Utilities Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

Sally E. Haff
Portfolio Manager
Franklin Global Utilities Fund

PERFORMANCE SUMMARY

Class I

Franklin Global Utilities Fund - Class I posted a -10.61% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 31, the fund delivered a +130.74% cumulative total return since inception on July 2, 1992.

The fund's share price, as measured by net asset value, decreased $1.95, from $17.36 on April 30, 1998, to $15.41 on October 31, 1998. During the reporting period, shareholders received per-share distributions of 11.4 cents ($0.114) in income dividends. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Global Utilities Fund - Class I
Periods ended 10/31/98

                                                                     SINCE
                                                                   INCEPTION
                                 1-YEAR      3-YEAR      5-YEAR     (7/2/92)
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1          9.18%      53.49%      70.17%     130.74%

AVERAGE ANNUAL TOTAL RETURN2      2.88%      13.09%       9.90%      13.06%

VALUE OF $10,000 INVESTMENT3    $10,288     $14,464     $16,033     $21,748

                       10/31/94    10/31/95    10/31/96    10/31/97    10/31/98
--------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4  -1.27%      12.29%      18.16%      18.98%       9.18%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge. Past expense reductions by the fund's manager increased the fund's total returns. Without this waiver, the fund's total return would have been lower.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Class II

Franklin Global Utilities Fund - Class II posted a -11.00% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 33, the fund delivered a +67.24% cumulative total return since inception on May 1, 1995.

The fund's share price, as measured by net asset value, decreased $1.97, from $17.25 on April 30, 1998, to $15.28 on October 31, 1998. During the reporting period, shareholders received per-share distributions of 7.74 cents ($0.0774) in income dividends. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Global Utilities Fund - Class II
Periods ended 10/31/98

                                                                   SINCE
                                                                 INCEPTION
                                           1-YEAR      3-YEAR     (5/1/95)
-------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                    8.39%      50.45%      67.24%
AVERAGE ANNUAL TOTAL RETURN2                6.36%      14.21%      15.50%
VALUE OF $10,000 INVESTMENT3               $10,636    $14,898      $16,561

                                           10/31/96    10/31/97    10/31/98
-------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4                      17.48%      18.15%      8.39%

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of purchase.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include sales charges.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN MIDCAP GROWTH FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 89 of this report.

Your Fund's Goal: Franklin MidCap Growth Fund seeks long-term capital growth by investing primarily in equity securities of medium-capitalization companies - those with a market capitalization between $200 million and $5 billion.

This semiannual report of Franklin MidCap Growth Fund covers the six months ended October 31, 1998, a period of severe volatility for the U.S. stock market. Even though the market's momentum began to wane in the spring, investors' desire for liquidity continued to boost the share prices of many large-cap companies. However, by the end of the period, Asia's economic crisis, Russia's financial meltdown, and political uncertainty in Washington contributed to investors' anxiety concerning the entire market. Fearing that the financial turmoil overseas would adversely affect the U.S. economy, the Federal Reserve Board lowered the federal funds rate in September, and again in October. Believing the U.S. would not experience a recession, many investors gained confidence and the market rallied. Although many mid-cap stocks outperformed their larger counterparts in October, the Standard & Poor's(R) (S&P) MidCap 400 Index underperformed the S&P 500 Stock Index during the period as a whole. Within this environment, Franklin MidCap Growth Fund posted a -21.33% six-month cumulative total return, as discussed in the Performance Summary on page 37.

The latter half of the reporting period was especially difficult for the fund as several of our healthcare holdings were negatively impacted by investor concerns about pressure on managed-care companies to lower their rates. Some of our positions in the technology services sector also fell in value due to expenses related to solving the Y2K (Year 2000) problem.

Taking advantage of market declines, we invested in firms with diversified product lines, sustainable competitive advantages and proven earnings records. For example, we increased our weighting in the real estate investment trust
(REIT) sector by purchasing shares of Equity Residential Properties Trust, which owns multifamily properties containing apartment units, and Cornerstone Properties Inc., a developer in central business districts and major metropolitan markets. We also found opportunities in other sectors and initiated positions in CMS Energy Corp., an operator of gas and electric utilities; AptarGroup Inc., a major manufacturer of consumer products dispensing systems; and U.S. Foodservice Inc., one of the nation's largest food service distributors.

During the reporting period, we sold our shares of companies whose valuations appeared excessive or fundamentals seemed to be deteriorating. For instance, we eliminated our position in ESC Medical Systems Ltd., a developer of medical devices, and U.S. Filter Corp., a provider of industrial and municipal water and wastewater treatment systems.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Looking forward, we remain optimistic about growth opportunities for mid-cap growth companies. In our opinion, they offer the best features of small- and large-cap stocks. Medium-cap companies tend to be more established and more stable than smaller companies, but unlike large-cap companies, which can offer greater stability, they generally are still growing rapidly. Of course, there are risks associated with investing in a fund seeking long-term capital growth from small- to medium-size companies with less certain growth prospects and greater sensitivity to changing economic conditions than large-cap companies. These and other risks are discussed further in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for participating in Franklin MidCap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

/s/ Edward B. Jamieson
Portfolio Manager
Franklin MidCap Growth Fund

PERFORMANCE SUMMARY

Franklin MidCap Growth Fund posted a -21.33% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 38, the fund delivered a +29.59% cumulative total return for the three-year period ended October 31, 1998.

The fund's share price, as measured by net asset value, decreased $3.72, from $17.44 on April 30, 1998, to $13.72 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin MidCap Growth Fund
Periods ended 10/31/98

                                                                       SINCE
                                                                     INCEPTION
                                   1-YEAR5     3-YEAR5     5-YEAR5   (8/17/93)5
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1           -14.11%      29.59%      66.83%    71.67%
AVERAGE ANNUAL TOTAL RETURN2       -19.05%       6.90%       9.47%     9.68%
VALUE OF $10,000 INVESTMENT3        $8,095     $12,217     $15,721    $16,180

                          10/31/94  10/31/95    10/31/96    10/31/97    10/31/98
--------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4      1.52%    26.81%      19.00%      26.79%     -14.11%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
5. On January 2, 1996, the fund changed its investment objective, strategy and investment adviser.

Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total return would have been lower. All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN NATURAL RESOURCES FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 94 of this report.

Your Fund's Goal: Franklin Natural Resources Fund seeks long-term capital appreciation by investing at least 65% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.

This semiannual report of Franklin Natural Resources Fund covers the six months ended October 31, 1998. During this time, financial and political turmoil in Asia, Latin America and Russia led to severe volatility in global stock markets. As a result of investor concerns about a possible global economic slowdown, demand for energy, chemicals, steel and paper declined. Many commodity prices fell, and the profitability of some natural resources companies were negatively impacted. Within this environment, Franklin Natural Resources Fund - Class I posted a -25.70% six-month cumulative total return, as discussed in the Performance Summary on page 42.

Throughout the reporting period, we invested in what we believed to be well-managed companies with fast-growing, highly efficient, technologically advanced operations in the sectors shown in the chart to the right. Rather than purchasing stocks solely on the assumption that commodity prices would rise, we bought stock in companies we felt would fare best due to rapid production growth, asset or technological edge, or lower costs, even in a flat-to-declining commodity price environment.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Energy Minerals, which was the fund's largest sector weighting, adversely affected the fund's performance, as sluggish demand and high inventories led to declining crude oil and natural gas prices. Crude oil prices dropped from on $15.48 per barrel on April 30, 1998, to $11.61 on June 15, before rising to $14.45 at the end of October, and natural gas prices slid to two-year lows during the reporting period. Taking advantage of these declines, we added to our holdings of YPF, SA, an integrated Argentine oil and gas company which reduced costs and, in our opinion, is well positioned to benefit from strong demand for hydrocarbon in Latin America. We also augmented our positions in Newfield
Exploration Co., an independent exploration and production company; Varco International Inc., a major provider of technologically advanced drilling equipment; and Transocean Offshore Inc., one of the world's leading manufacturers of deepwater drilling rigs. Our low exposure to the international integrated oil and gas sector also hurt the fund's performance.

During the reporting period, many natural resources companies consolidated in an attempt to cut costs, improve their market share and diversify their service capabilities. The British Petroleum Co. Ltd. merged with Amoco Corp., one of our holdings, creating one of the world's leading integrated oil and gas companies. In the forest products and paper industry, Bowater Inc., another holding, acquired Halla Pulp & Paper Co. Ltd.'s Korean assets and Avenor Inc.'s North
American assets. Consolidation also occurred in the chemicals sector, with Hercules Inc. buying BetzDearborn Inc., one of our positions in the chemicals sector.

Looking forward, we anticipate a period of balanced supply and demand conditions for a wide range of natural resources in the near future. In our opinion, this should lead to moderate growth and sustained levels of profitability for low-cost producers in commodity-related industries. Recent evidence of OPEC production cutbacks and non-OPEC production declines also adds to our belief that the stocks of energy companies offer significant value under today's depressed conditions. It is important to remember, however, that investing in the fund involves the special risks of investing in a non-diversified, sector fund, as well as the currency volatility and political, economic or regulatory uncertainty associated with foreign, and especially developing market, investing.

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for participating in Franklin Natural Resources Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

/s/ Suzanne W. Killea
Portfolio Manager
Franklin Natural Resources Fund

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I
Franklin Natural Resources Fund - Class I posted a -25.70% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 43, the fund delivered a +28.40% cumulative total return since inception on June 5, 1995.

The fund's share price, as measured by net asset value, decreased $4.04, from $15.46 on April 30, 1998, to $11.42 on October 31, 1998. During the reporting period, shareholders received per-share distributions of 7.4 cents ($0.074) in income dividends. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Natural Resources Fund - Class I
Periods ended 10/31/98

                                                                   SINCE
                                                                 INCEPTION
                                           1-YEAR      3-YEAR     (6/5/95)
------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                  -28.40%      29.83%      28.40%
AVERAGE ANNUAL TOTAL RETURN2              -32.51%       6.97%       5.76%
VALUE OF $10,000 INVESTMENT3              $6,749      $12,241     $12,102

                                          10/31/96    10/31/97    10/31/98
------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4                     46.74%      23.58%     -28.40%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual total returns would have been higher.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual returns would have been higher.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge. The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total return would have been lower. The waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates in countries where the fund invests. You may have a gain or loss when you sell your shares.

Advisor Class

Franklin Natural Resources Fund - Advisor Class posted a -25.52% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, decreased $4.06, from $15.48 on April 30, 1998, to $11.42 on October 31, 1998. During the reporting period, shareholders received per-share distributions of 12.1 cents ($0.121) in income dividends. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Natural Resources Fund - Advisor Class
Periods ended 10/31/98

                                                                  SINCE
                                                                INCEPTION
                                          1-YEAR*     3-YEAR*    (6/5/95)*
----------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                  -28.05%      30.75%     29.31%
AVERAGE ANNUAL TOTAL RETURN1              -28.05%       9.35%      7.84%
VALUE OF $10,000 INVESTMENT2              $7,195      $13,075     $12,931

                                          10/31/96    10/31/97    10/31/98
----------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN*,3                   46.74%      23.84%     -28.05%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -15.58%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.

3. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge. The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN SMALL CAP GROWTH FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 100 of this report.

Your Fund's Goal: Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies - those with a market capitalization of less than $1.5 billion at the time of investment.

The six  months  ended  October  31,  1998  proved  to be a  difficult  time for small-cap stocks in general and the Franklin Small Cap Growth Fund in particular. Because liquid, large-cap shares were viewed as a safe haven by investors concerned about a global economic slowdown, small-cap stocks underperformed their larger counterparts. The Russell(R) 2500 Index, which measures the performance of small cap stocks, dropped 18.51%, whereas the Dow Jones(R) Industrial Average, which is representative of large, blue chip equities, declined only 4.33%.* Within this environment, Franklin Small Cap Growth Fund - Class I posted a -23.79% six-month cumulative total return, as discussed in the Performance Summary on page 50.

*Source: Standard & Poor's(R) Micropal. Dow Jones Industrial Average's total return is calculated by Wilshire Associates Inc. Price depreciation includes reinvested dividends. One cannot invest directly in an index.

Our investment style of buying growth stocks at a reasonable price led us to invest in many companies we consider to have strong long-term potential, but did not fare well in the face of a potential economic slowdown. For example, our shares of Atwood Oceanics Inc., an operator of deep-water drilling rigs, fell 48.6% during the six months under review. But since deep water is believed to be a fertile source of oil, it remains a focus of major exploration and production efforts. Because the number of companies which supply deep water rigs is limited, we feel that Atwood has strong growth potential.

Believing that use of the internet and corporate intranets could lead to substantial growth for technology companies into the next century, we added to some of our holdings in that sector. For example, we increased our position in Etec Systems Inc., a developer of electron and laser beam systems applied in the manufacture of integrated circuits. We also augmented our holdings of 24/7 Media Inc., Entrust Technologies Inc., and BroadVision Inc., all of which help companies set up internet commerce systems.

During the reporting period, our holdings of Access Health Inc., Pharmaceutical Product Development Inc., and Serologicals Corp. appreciated in value, as many investors bestowed favor upon industries that were relatively immune to cyclical influences and had low exposure to international markets. The stock prices of some of our technology holdings, including VERITAS Software Corp. and Gemstar International Group Ltd., also rose because both companies delivered earnings that exceeded many analysts' expectations.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 19 OMITTED - SEE APPENDIX AT END OF DOCUMENT

On October 31, 1998, the fund's top 10 holdings were significantly different than they were at the beginning of the reporting period. Wind River Systems Inc. became one of our largest positions because we added to our holdings early in the period and its share price appreciated following analyst upgrades of its stock. We also took advantage of market volatility to add to or initiate positions in Newfield Exploration Co., Waters Corp., Gemstar International Group Ltd., Novellus Systems Inc., Intuit Inc., and Uniphase Corp.

Seven companies fell from the fund's top 10 holdings as their shares declined in value. These included Atwood Oceanics Inc. and Barrett Resources Corp., two energy firms adversely affected by lower oil prices. Due to investor concerns about slowing economic growth, the stock prices of Komag Inc., Etec Systems Inc., Tekelec, Carpenter Technology Corp., and Tommy Hilfiger Corp. fell.

Looking forward, we are optimistic about the prospects for small-cap stocks. Although shares of small-cap companies have been out of favor for the past few years, they may substantially outperform large cap stocks in the future. Following the U.S. bear markets of 1974 and 1990, small-cap stocks performed better than large-caps for a time. In our opinion, the same could be true again when economies worldwide have stabilized.

This discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Of course, there are risks involved in investing in a fund seeking long-term growth from small or relatively new or unseasoned companies. These risks, which include relatively small revenues, limited product lines and small market share, are further discussed in the fund's prospectus.

We thank you for your participation in Franklin Small Cap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

/s/ Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund

PERFORMANCE SUMMARY

Class I

Franklin Small Cap Growth Fund - Class I posted a -23.79% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 51, the fund delivered a +166.43% cumulative total return since inception on February 14, 1992.

The fund's share price, as measured by net asset value, decreased $6.17, from $25.93 on April 30, 1998, to $19.76 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Small Cap Growth Fund - Class I
Periods ended 10/31/98

                                                                         SINCE
                                                                       INCEPTION
                                    1-YEAR      3-YEAR      5-YEAR     (2/14/92)
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1           -16.94%      32.37%     106.92%      166.43%
AVERAGE ANNUAL TOTAL RETURN2       -21.72%       7.66%      14.29%       14.70%
VALUE OF $10,000 INVESTMENT3       $7,828      $12,477     $19,497      $25,111

                              10/31/94  10/31/95  10/31/96  10/31/97  10/31/98
--------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4         16.38%    34.31%    24.85%    27.65%    -16.94%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual returns may differ.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus, actual returns may differ.

4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include the initial sales charge. Past expense reductions by the fund's manager increased the fund's total returns. Without this waiver, the fund's total return would have been lower.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Class II

Franklin Small Cap Growth Fund - Class II posted a -24.04% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 53, the fund delivered a +26.04% cumulative total return since inception on October 2, 1995.

The fund's share price, as measured by net asset value, decreased $6.15, from $25.58 on April 30, 1998, to $19.43 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Small Cap Growth Fund - Class II
Periods ended 10/31/98

                                                                SINCE
                                                              INCEPTION
                                       1-YEAR      3-YEAR     (10/2/95)
----------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1               -17.52%      29.48%      26.04%
AVERAGE ANNUAL TOTAL RETURN2           -19.14%       8.64%       7.45%
VALUE OF $10,000 INVESTMENT3            $8,086     $12,822     $12,477

                                       10/31/96    10/31/97    10/31/98
----------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN4                  23.96%      26.64%      -17.52%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

4. One-year total return represents the change in value of an investment over the indicated periods ended on the specified dates and does not include the initial sales charge.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Advisor Class

Franklin Small Cap Growth Fund - Advisor Class posted a -23.65% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The fund's share price, as measured by net asset value, decreased $6.15, from $26.00 on April 30, 1998, to $19.85 on October 31, 1998. During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Performance
Franklin Small Cap Growth Fund - Advisor Class
Periods ended 10/31/98

                                                                       SINCE
                                                                     INCEPTION
                                   1-YEAR*     3-YEAR*     5-YEAR*   (2/14/92)*
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1           -16.60%     33.18%     108.18%     168.06%
AVERAGE ANNUAL TOTAL RETURN1       -16.60%     10.02%      15.79%      15.82%
VALUE OF $10,000 INVESTMENT2       $8,340     $13,318     $20,818     $26,806

                            10/31/94  10/31/95  10/31/96   10/31/97   10/31/98
--------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN*,3    16.38%      34.31%   24.85%     27.91%    -16.60%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 1.57%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.

3. One-year total return represents the change in value of an investment over the periods ended on the specified dates.

Past expense reductions by the fund's manager increased the fund's total returns. Without this waiver, the fund's total return would have been lower.

All calculations assume reinvestment of all distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN STRATEGIC INCOME FUND

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 109 of this report.

Your Fund's Goal: Franklin Strategic Income Fund seeks a high level of current income, with capital preservation over the long term as a secondary objective. The fund uses an active asset allocation process and invests in securities of foreign governments, U.S. and foreign high yield fixed-income securities, asset-backed securities, preferred stock, common stock that pays dividends, and income-producing securities convertible into common stock of such companies.

Although domestic inflation remained in check during this reporting period, the financial markets recently experienced increased volatility as a result of several factors. Concerns regarding the financial health of certain emerging markets, including Russia, precipitated much of the capital markets' initial downward movement. Subsequently, an outlook for slowing global economic growth combined with the well-publicized difficulties of various financial institutions caused a "flight to quality" toward U.S. Treasuries and reduced liquidity for lower-rated, higher-risk securities.

By diversifying across the six distinct asset classes listed above in the fund's goal, Franklin Strategic Income Fund was able to lessen the overall impact from this price volatility. Anticipating declining market stability, the fund increased its exposure to U.S. government securities, while moderately reducing its weighting in the equity-sensitive convertible securities market during the first half of the reporting period. Nonetheless, the fund's cumulative total return over the past six months was still negatively impacted, declining by 3.11%. At the same time, valuations in such sectors as mortgage-backed securities, high yield corporate bonds and emerging market fixed-income securities became more attractively priced. The fund took advantage of rather dramatic price fluctuations and increased its exposure to those countries and companies, within impacted sectors, that maintained favorable fundamental outlooks, believing that they should provide attractive, long-term risk-adjusted returns to our shareholders.

Portfolio Breakdown
Franklin Strategic Income Fund
Based on Total Net Assets

                                    APRIL 30, 1998     OCTOBER 31, 1998
-----------------------------------------------------------------------

High Yield Corporate Bonds              28.0%                29.2%
Emerging Market Bonds                   23.7%                23.6%
International Bonds                     15.9%                14.2%
Convertible Securities                  10.1%                 7.1%
Mortgage Securities                      7.6%                10.5%
U.S. Government Bonds                    4.8%                 8.6%
Preferred Stock (Non-Convertible)        0.6%                 0.2%
Cash & Equivalents                       9.3%                 6.6%

High Yield Corporate Bonds - During the second half of the reporting period, the high yield sector came under pressure due to concerns about a domestic economic slowdown and a decline in trading liquidity. We selectively added to positions that we viewed as fundamentally sound but that had, nonetheless, experienced price declines resulting from this broader sector sell-off. At the beginning of fourth quarter 1998, credit measures for high yield corporate issuers remained generally healthy. The fund attempted to focus its high yield security holdings on names we believed were better positioned to weather a temporary economic slowdown. At the end of the period the portfolio remained moderately overweighted in the high yield sector, due to its favorable, long-term total return prospects and currently depressed pricing levels.

The fund maintained meaningful exposure to the telecommunications sectors, as the forecasted growth in demand for telephone and data telecommunications services over the next several years appeared robust. During the period, we added to existing positions in competitive local exchange carriers Intermedia Communications and Nextlink Communications, Inc., as well as fiber-optic network provider Level 3 Communications, as these companies' longer-term credit improvement outlook remained positive. Given the recent concerns about an economic slowdown, certain of the portfolio's more defensive holdings provided strong relative returns. Ball Corp., a recent fund purchase, is one of the world's largest beverage can manufacturers. The steady credit improvement expectation for this more recession-resistant company bolstered its securities' prices. We also added to our position in Cablevision Systems Corp. (CSC Holdings), one of the country's largest cable companies. The prospect for increasing sales growth from new services, as well as the utility-like nature of the company's base revenue streams, has supported Cablevision's security prices over the past several months. Finally, during the period Sullivan Broadcasting, a television broadcaster, was purchased by Sinclair Broadcasting. As a result of this transaction, the fund was able to sell its Sullivan bonds and common shares back to the company at a substantial premium.

Emerging Markets - During the past six months, concerns ignited by Russia's financial crisis depressed prices in the emerging market fixed-income sector. Although this decline was related partly to concerns about slowing global economic growth, technical factors, including trading illiquidity and the flight to quality across capital markets, appeared to drive much of the sell-off. Despite a moderate reduction in the portfolio's emerging markets exposure prior to the August 1998 decline, the fairly substantial, across-the-board drop in emerging market bond prices negatively impacted the fund's performance.

Once again, the fund took advantage of this increased volatility to add selectively to its positions in those countries with more favorable, long-term fundamental outlooks. We focused this sector's core investments in Latin America. During the period we increased our positions in Mexico and Argentina, while reducing our exposure to Brazil and Venezuela. We had no exposure to Russia prior to its publicized difficulties in August, but subsequently initiated a small position in Russian bonds at significantly discounted levels.

The fund was moderately overweighted in this sector at the end of the reporting period, although volatility is expected to remain relatively high over the near term. We believe that, at recent, depressed price levels, the long-term prospect for total return from selected countries in this sector appears favorable.

TOP FIVE COUNTRY HOLDINGS
Based on Total Net Assets
10/31/98

U.S.               51.46%
Mexico              6.68%
Argentina           3.78%
United Kingdom      3.50%
Germany             3.32%

International - The decline in global interest rates helped drive returns in Franklin Strategic Income Fund's international holdings. Additionally, the fund continued to selectively hedge its non-dollar foreign currency exposure in an attempt to maximize its dollar-based total returns. Toward the end of the period we moderately reduced hedged international positions, as the likelihood for further, significant dollar appreciation began to decline. Over the past six months, the portfolio's exposure to the international bond sector remained relatively constant, as the opportunities to benefit from currency fluctuations were somewhat offset by the relatively low, nominal interest rates offered in many developed foreign countries.

Within Europe, Germany remained the fund's top holding. We increased exposure to the U. K. and Belgium while reducing our relative position sizes in Spain, Denmark and Sweden. In the dollar-bloc countries, the fund reduced its weightings in Canada, while maintaining its exposure to Australia and New Zealand.

Convertible Securities - The broad domestic equity markets experienced a meaningful correction during the period, as the prospect for slower corporate earnings growth caused stock market valuations to recede from their historically high levels. The fund reduced its exposure to the convertible sector, prior to its August decline, as the higher equity valuations limited the number of attractive investment candidates. Although we held a moderately underweighted position in this sector at the end of the reporting period, recent declines in the equity and convertible securities markets may provide an opportunity to increase our holdings at more attractive valuations going forward.

During the reporting period, the fund initiated a position in Texas Utilities Co., one of the largest electric companies in the U.S. As a result of an improving operating outlook and declining interest rates, this investment has already performed strongly for the portfolio. Another new convertible sector holding, Omnicare, is the country's largest independent pharmacy operator. We believe Omnicare is well-positioned to benefit from growth in its target market over the next several years, and the company's recent stock price declines provided an attractive entry point to purchase its convertible securities.

U.S. Government Securities - The combination of modest inflationary pressures, the prospect of slowing economic growth and a flight to quality across the capital markets led to a significant U.S. interest rate decline over the past six months. In the first half of the reporting period, the fund nearly doubled its exposure to the U.S. government sector, as the prospect for further interest rate declines appeared more evident. However, with subdued inflationary pressures, the portfolio remained modestly underweighted in this sector at the end of the period because, at recent interest-rate levels, the total return potential for U.S. government securities appeared more limited.

U.S. Mortgage-Backed Securities - During the reporting period, increasing refinancing risk and mortgage-backed securities' lower trading liquidity offset the positive effect of lower domestic interest rates. Consequently, yields for domestic mortgage-backed securities relative to Treasuries neared record highs during the period, and the fund took advantage of this spread widening to moderately increase its exposure to the sector.

Looking Forward
While global economic growth may slow in the fourth quarter of 1998 and early 1999, the outlook for subdued inflation, combined with an eventual return to normal liquidity levels in the capital markets, should bolster securities of fundamentally sound countries and companies. As the markets begin to stabilize, the fund should benefit from its significant positions in selected high yield, emerging market and mortgage-backed securities. Although we anticipate global developed-market interest rates will remain low over the near term, their recent levels promise more limited total return potential, accounting for the portfolio's moderate exposure to the U.S. government and developed international sectors. In the future, we will continue to look for opportunities to enhance long-term returns, while reducing overall volatility by actively managing the fund's sector and security allocations.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Christopher J. Molumphy
Portfolio Manager
Franklin Strategic Income Fund

PERFORMANCE SUMMARY

Class I
Franklin Strategic Income Fund - Class I produced a -3.11% cumulative total return for the six-month period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 64, the fund delivered a +32.08% cumulative total return for the three-year period ended October 31, 1998.

The fund's share price, as measured by net asset value, decreased 77 cents, from $11.24 on April 30, 1998, to $10.47 on October 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 42.2 cents ($0.422) per share. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

DIVIDEND DISTRIBUTIONS
Franklin Strategic Income Fund
Class I
5/1/98-10/31/98

Month               Dividend per share
May                      7.5 cents
June                     7.5 cents
July                     6.8 cents
August                   6.8 cents
September                6.8 cents
October                  6.8 cents

Total                    42.2 cents



Performance
Franklin Strategic Income Fund - Class I
Periods ended 10/31/98

                                                                    SINCE
                                                                  INCEPTION
                                            1-YEAR      3-YEAR     (6/1/94)
------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                    +2.69%     +32.08%     +55.44%
AVERAGE ANNUAL TOTAL RETURN2                -1.65%      +8.14%      +9.43%
VALUE OF $10,000 INVESTMENT3                $9,835     $12,646     $14,889

DISTRIBUTION RATE4                 7.47%
30-DAY STANDARDIZED YIELD5         8.05%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.25% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. Distribution rate is based on an annualization of October's 6.8 cent per share monthly dividend and the maximum offering price of $10.93 on October 31, 1998. 5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower and the yield for the period would have been 7.63%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made.
Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Class II

Franklin Strategic Income Fund - Class II produced a -3.50% cumulative total return from May 1, 1998, the date these shares became available, to the end of the reporting period on October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, decreased 72 cents, from $11.19 on May 1, 1998, to $10.47 on October 31, 1998. During the reporting period, shareholders received income distributions totaling 32.8 cents ($0.328) per share. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

DIVIDEND DISTRIBUTIONS
Franklin Strategic Income Fund
Class I
6/1/98-10/31/98

Month               Dividend per share
June                     7.12 cents
July                     6.42 cents
August                   6.42 cents
September                6.42 cents
October                  6.42 cents

Total                    32.8 cents


Performance
Franklin Strategic Income Fund - Class II
Period ended 10/31/98
                                               SINCE INCEPTION
                                                   (5/1/98)
-----------------------------------------------------------------
CUMULATIVE TOTAL RETURN1                           -3.50%
AGGREGATE TOTAL RETURN2                            -5.37%
VALUE OF $10,000 INVESTMENT3                       $9,463

DISTRIBUTION RATE4              7.28%
30-DAY STANDARDIZED YIELD5      7.91%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Aggregate total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable. Since the fund has existed for less than one year, the figures represent aggregate total return from inception; therefore, average annual total returns are not provided.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the period indicated and include sales charges.

4. Distribution rate is based on an annualization of October's 6.42 cent per share monthly dividend and the maximum offering price of $10.58 on October 31, 1998.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.

The fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and the yield for the period would have been 7.49%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made.
Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Biotechnology Discovery Fund
                                                                                        Class I
                                                                           ---------------------------------------
                                                                           Six Months Ended
                                                                           October 31, 1998   Year Ended April 30,
                                                                                              --------------------
                                                                              (unaudited)            19981
                                                                           ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................      $26.89             $25.00
                                                                           ---------------------------------------
Income from investment operations:
 Net investment loss .....................................................        (.09)              (.05)
 Net realized and unrealized gains (losses) ..............................       (3.87)              1.99
                                                                           ---------------------------------------
Total from investment operations .........................................       (3.96)              1.94
                                                                           ---------------------------------------
Less distributions from net realized gains ...............................       --                  (.05)
                                                                           ---------------------------------------
Net asset value, end of period ...........................................      $22.93             $26.89
                                                                           =======================================
Total return*.............................................................      (14.73%)             7.78%

Ratios/supplemental data
Net assets, end of period (000's).........................................      $68,823            $73,546
Ratios to average net assets:
 Expenses ................................................................        2.00%**            1.50%**
 Expenses excluding waiver and payments by affiliate .....................        2.00%**            1.61%**
 Net investment loss .....................................................        (.76%)**           (.44%)**
Portfolio turnover rate ..................................................       67.33%             75.50%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period September 15, 1997 (effective date) to April 30, 1998.

                                        See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)
 Franklin Biotechnology Discovery Fund                                                              SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
 a  Common Stocks 80.6%
    Biotechnology 50.4%
    Agouron Pharmaceuticals, Inc. .................................................                 10,000    $ 387,500
    Alteon, Inc. ..................................................................                115,000      395,313
    Amgen, Inc. ...................................................................                 35,300    2,773,256
    Chiron Corp. ..................................................................                135,000    3,037,500
    CuraGen Corp. .................................................................                151,000      868,250
    GelTex Pharmaceuticals, Inc. ..................................................                 40,000    1,000,000
    Genentech, Inc. ...............................................................                 20,000    1,432,500
    Genzyme Corp. (General Division) ..............................................                 40,000    1,682,500
    Gilead Sciences, Inc. .........................................................                100,000    2,837,500
    IDEC Pharmaceuticals Corp. ....................................................                 70,000    2,091,250
    ImClone Systems, Inc. .........................................................                100,000      887,500
    LifeCell Corp. ................................................................                237,500    1,076,184
    Ligand Pharmaceuticals, Inc., Class B..........................................                200,000    2,175,000
    Neurogen Corp. ................................................................                107,500    1,464,688
    SangStat Medical Corp. ........................................................                 40,000      830,000
    Synaptic Pharmaceutical Corp. .................................................                140,000    2,178,750
    Texas Biotechnology Corp. .....................................................                350,000    1,268,750
    TRANSGENE SA, Sponsored ADR (France)...........................................                125,000    1,828,125
    Triangle Pharmaceuticals, Inc. ................................................                150,000    1,743,750
    Vertex Pharmaceuticals, Inc. ..................................................                 75,000    1,978,125
    Vical, Inc. ...................................................................                115,000    1,495,000
    ViroPharma, Inc. ..............................................................                 70,000    1,268,750
                                                                                                            -----------
                                                                                                             34,700,191
                                                                                                            -----------
    Major Pharmaceuticals 4.2%
    Chiroscience Group Plc. (United Kingdom).......................................                623,000    2,921,258
                                                                                                            -----------
    Medical Specialties 14.8%
    Anesta Corp. ..................................................................                 40,600      677,513
    Aradigm Corp. .................................................................                116,600    1,355,475
    DepoTech Corp. ................................................................                182,300      267,762
    Heska Corp. ...................................................................                210,000    1,036,875
    Inhale Therapeutic Systems.....................................................                125,000    3,281,250
    Molecular Devices Corp. .......................................................                 52,500      997,500
    SYNSORB Biotech, Inc. (Canada).................................................                278,000      557,078
    Zonagen, Inc. .................................................................                125,000    1,984,375
                                                                                                            -----------
                                                                                                             10,157,828
                                                                                                            -----------
    Other Pharmaceuticals 9.4%
    Algos Pharmaceutical Corp. ....................................................                 52,500    1,345,313
    Aviron.........................................................................                146,000    2,774,000
    Cell Therapeutics, Inc. .......................................................                137,500      309,375
    CollaGenex Pharmaceuticals, Inc. ..............................................                 25,000      243,750
    Medicis Pharmaceutical Corp., Class A..........................................                 30,000    1,503,750
    Nastech Pharmaceutical, Inc. ..................................................                 50,000      250,000
                                                                                                            -----------
                                                                                                              6,426,188
                                                                                                            -----------
    Precision Instruments 1.8%
    The Perkin-Elmer Corp. ........................................................                 15,000    1,264,688
                                                                                                            -----------
    Total Long Term Investments (Cost $63,266,852).................................                          55,470,153
                                                                                                            -----------


                                                                                                 PRINCIPAL
 Franklin Biotechnology Discovery Fund                                                             AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
 c  Repurchase Agreement 12.5%

    Joint Repurchase Agreement, 5.350%, 11/02/98,
    (Maturity Value $8,608,990) (Cost $8,605,154)..................................             $8,605,154  $ 8,605,154
     Barclays Capital Group, Inc. (Maturity Value $884,867)
     Chase Securities, Inc. (Maturity Value $884,867)
     CIBC Wood Gundy Securities Corp. (Maturity Value $884,867)
     Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $884,867)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $884,867)
     Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $645,187)
     Greenwich Capital Markets, Inc. (Maturity Value $884,867)
     NationsBanc Montgomery Securities, L.L.C. (Maturity Value $884,867)
     Paribas Corp. (Maturity Value $884,867)
     SBC Warburg Dillon Read, Inc. (Maturity Value $884,867)
      Collateralized by U.S. Treasury Bills and Notes
                                                                                                            -----------
    Total Investments (Cost $71,872,006) 93.1%.....................................                          64,075,307
    Other Assets, less Liabilities 6.9%............................................                           4,747,247
                                                                                                            -----------
    Net Assets 100.0%..............................................................                         $68,822,554
                                                                                                            ===========


aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.



FRANKLIN STRATEGIC SERIES
Financial Highlights


Franklin Blue Chip Fund
                                                                                        Class I
                                                                        ---------------------------------------
                                                                        Six Months Ended
                                                                        October 31, 1998   Year Ended April 30,
                                                                                          ---------------------
                                                                            (unaudited)    1998       19971
                                                                        ---------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................       $12.46     $10.85      $10.00
                                                                        ---------------------------------------
Income from investment operations:
 Net investment income ................................................          .01        .09         .09
 Net realized and unrealized gains (losses) ...........................         (.35)      1.67         .82
                                                                        ---------------------------------------
Total from investment operations.......................................         (.34)      1.76         .91
                                                                        ---------------------------------------
Less distributions from:
 Net investment income ................................................        --          (.06)       (.06)
 Net realized gains ...................................................        --          (.09)         --
                                                                        ---------------------------------------
Total distributions ...................................................        --          (.15)       (.06)
                                                                        ---------------------------------------
Net asset value, end of period ........................................       $12.12     $12.46      $10.85
                                                                        =======================================
Total return*..........................................................        (2.73%)    16.41%       9.14%

Ratios/supplemental data
Net assets, end of period (000's) .....................................      $22,323    $16,836       $5,600
Ratios to average net assets:
 Expenses .............................................................         1.25%**    1.25%       1.25%**
 Expenses excluding waiver and payments by affiliate ..................         1.64%**    1.95%       2.22%**
 Net investment income ................................................          .48%**    1.04%       1.07%**
Portfolio turnover rate ...............................................        11.12%     57.67%      11.14%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period June 3, 1996 (effective date) to April 30, 1997.

                                        See notes to financial statement


FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)

 Franklin Blue Chip Fund                                                               COUNTRY      SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
    Common Stocks 86.8%
    Consumer Durables 2.1%
    Sony Corp. ........................................................                Japan         3,700    $ 234,961
    Toyota Motor Corp. ................................................                Japan        10,000      240,281
                                                                                                             -----------
                                                                                                                475,242
                                                                                                             -----------
    Consumer Non-Durables 17.1%
    Bestfoods..........................................................            United States     6,200      337,900
    Gillette Co. ......................................................            United States     8,200      368,488
    Kao Corp. .........................................................                Japan        12,000      243,028
    L'OREAL............................................................               France           365      208,543
    Nestle, SA, Registered Shares......................................             Switzerland        185      393,456
    Nike, Inc., Class B................................................            United States     5,600      244,650
    Panamerican Beverages, Inc., A Shares..............................               Mexico        10,400      210,600
    PepsiCo, Inc. .....................................................            United States     6,600      222,750
    Philip Morris Cos., Inc. ..........................................            United States     6,500      332,313
    Procter & Gamble Co. ..............................................            United States     4,200      373,275
    The Coca-Cola Co. .................................................            United States     6,800      459,850
    Wm. Wrigley Jr. Co. ...............................................            United States     5,300      428,969
                                                                                                             -----------
                                                                                                              3,823,822
                                                                                                             -----------
    Consumer Services 2.2%
    Disney (Walt) Co. .................................................            United States     9,400      253,213
    McDonald's Corp. ..................................................            United States     3,400      227,375
                                                                                                             -----------
                                                                                                                480,588
                                                                                                             -----------
    Electronic Technology 10.2%
   aApplied Materials, Inc. ...........................................            United States     7,400      256,688
   aCisco Systems, Inc. ...............................................            United States     3,975      250,425
    Compaq Computer Corp. .............................................            United States     4,500      142,312
    Ericsson (L.M.) Telecommunications, Sponsored ADR..................               Sweden        14,500      328,063
    Hewlett-Packard Co. ...............................................            United States     5,400      325,013
    Intel Corp. .......................................................            United States     4,000      356,750
    Lucent Technologies, Inc. .........................................            United States       722       57,895
    Molex, Inc. .......................................................            United States     8,500      303,343
    Motorola, Inc. ....................................................            United States     4,900      254,800
                                                                                                             -----------
                                                                                                              2,275,289
                                                                                                             -----------
    Energy Minerals 5.7%
    British Petroleum Co., Plc., Sponsored ADR.........................           United Kingdom     3,357      296,885
    Exxon Corp. .......................................................            United States     5,200      370,500
    Royal Dutch Petroleum Co., New York Shares ........................             Netherlands      7,800      384,150
    YPF, SA, Sponsored ADR ............................................              Argentina       7,300      211,244
                                                                                                             -----------
                                                                                                              1,262,779
                                                                                                             -----------
    Finance 11.7%
    American International Group, Inc. ................................            United States     6,912      589,248
    Citigroup, Inc. ...................................................            United States     5,250      247,078
    Fannie Mae.........................................................            United States     5,300      375,306
    HSBC Holding, Plc. ................................................           United Kingdom    15,989      372,989
    Finance (cont.)
    J.P. Morgan & Co., Inc. ...........................................            United States     2,200    $ 207,350
    Merrill Lynch & Co., Inc. .........................................            United States     3,900      231,075
    The Charles Schwab Corp. ..........................................            United States     7,000      335,562
    Tokio Marine & Fire Insurance Co., Sponsored ADR...................                Japan         4,400      253,000
                                                                                                             -----------
                                                                                                              2,611,608
                                                                                                             -----------
    Health Technology 12.1%
    Abbott Laboratories ...............................................            United States     5,000      234,688
    Eli Lilly & Co. ...................................................            United States     4,400      356,125
    Johnson & Johnson..................................................            United States     4,000      326,000
    Medtronic, Inc. ...................................................            United States     5,600      364,000
    Merck & Co., Inc. .................................................            United States     2,900      392,225
    Novartis, AG.......................................................             Switzerland        230      414,430
    Roche Holding, AG..................................................             Switzerland         28      326,699
    Smithkline Beecham, Plc. ..........................................           United Kingdom    23,186      288,883
                                                                                                             -----------
                                                                                                              2,703,050
                                                                                                             -----------
    Industrial Services 4.6%
   aThe AES Corp. .....................................................            United States    11,000      450,312
    Brambles Industries, Ltd. .........................................              Australia      12,700      277,302
    Schlumberger, Ltd. ................................................            United States     6,000      315,000
                                                                                                             -----------
                                                                                                              1,042,614
                                                                                                             -----------
    Non-Energy Minerals .8%
    De Beers Consolidated Mines, AG, ADR ..............................            South Africa     12,200      175,375
                                                                                                             -----------
    Process Industries 6.1%
    Avery Dennison Corp. ..............................................            United States     9,300      385,369
    Hutchison Whampoa, Ltd. ...........................................              Hong Kong      38,000      272,270
    Monsanto Co. ......................................................            United States     5,100      207,188
    Praxair, Inc. .....................................................            United States     5,900      237,475
    Sigma-Aldrich Corp. ...............................................            United States     8,200      253,432
                                                                                                             -----------
                                                                                                              1,355,734
                                                                                                             -----------
    Producer Manufacturing 4.6%
    General Electric Co. ..............................................            United States     5,400      472,500
    Minnesota Mining and Manufacturing Co. ............................            United States     4,200      336,000
    Xerox Corp. .......................................................            United States     2,200      213,124
                                                                                                             -----------
                                                                                                              1,021,624
                                                                                                             -----------
    Retail Trade .8%
    Wal-Mart Stores, Inc. .............................................            United States     2,600      179,400
                                                                                                             -----------
    Technology Services 3.8%
    First Data Corp. ..................................................            United States     9,600      254,400
   aMicrosoft Corp. ...................................................            United States     1,200      127,050
   aOracle Corp. ......................................................            United States     8,500      251,281
    SAP, AG............................................................               Germany          500      213,742
                                                                                                             -----------
                                                                                                                846,473
                                                                                                             -----------
    Utilities and Telecommunications 5.0%
   aAirTouch Communications, Inc. .....................................            United States     3,400    $ 190,400
    Bellsouth Corp. ...................................................            United States     2,300      183,569
    Enron Corp. .......................................................            United States     5,800      305,950
    Telefonica de Espana, Sponsored ADR ...............................                Spain         1,591      217,868
    VEBA, AG...........................................................               Germany        4,100      225,027
                                                                                                             -----------
    ...................................................................                                       1,122,814
                                                                                                             -----------
    Total Long Term Investments (Cost $17,474,285).....................                                      19,376,412
                                                                                                             -----------

                                                                                                  PRINCIPAL
                                                                                                    AMOUNT
                                                                                                  ---------
 c  Repurchase Agreement 13.6%
    Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity Value $3,029,704)
  (Cost $3,028,354)....................................................            United States  $3,028,354  3,028,354
    Barclays Capital Group, Inc. (Maturity Value $311,393)
    Chase Securities, Inc. (Maturity Value $311,393)
    CIBC Wood Gundy Securities Corp. (Maturity Value $311,393)
    Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $311,393)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $311,393)
    Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $227,167)
    Greenwich Capital Markets, Inc. (Maturity Value $311,393)
    NationsBanc Montgomery Securities, L.L.C. (Maturity Value $311,393)
    Paribas Corp. (Maturity Value $311,393)
    SBC Warburg Dillon Read, Inc. (Maturity Value $311,393)
     Collateralized by U.S. Treasury Bills and Notes
                                                                                                             -----------
    Total Investments (Cost $20,502,639) 100.4%........................                                      22,404,766
    Other Assets, less Liabilities (.4%)...............................                                         (82,262)
                                                                                                             -----------
    Net Assets 100.0%..................................................                                     $22,322,504
                                                                                                             ===========


aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.


FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin California Growth Fund
                                                                                     Class I
                                                     ---------------------------------------------------------------------
                                                     Six Months Ended
                                                     October 31, 1998                  Year Ended April 30,
                                                                      ----------------------------------------------------
                                                        (unaudited)      1998      1997      1996       1995      1994
                                                     ---------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period                      $24.97        $19.35    $18.26    $14.03     $12.05    $10.21
                                                     ---------------------------------------------------------------------
Income from investment operations:
 Net investment income .............                         .06           .14       .13       .20        .16       .14
 Net realized and unrealized gains (losses)                (3.37)         6.48      1.51      6.03       3.04      2.43
                                                     ---------------------------------------------------------------------
Total from investment operations ...                       (3.31)         6.62      1.64      6.23       3.20      2.57
                                                     ---------------------------------------------------------------------
Less distributions from:
 Net investment income .............                        (.04)         (.14)     (.12)     (.23)      (.12)     (.15)
 Net realized gains ................                          --          (.86)     (.43)    (1.77)     (1.10)     (.58)
                                                     ---------------------------------------------------------------------
Total distributions ................                        (.04)        (1.00)     (.55)    (2.00)     (1.22)     (.73)
                                                     ---------------------------------------------------------------------
Net asset value, end of period .....                      $21.62        $24.97    $19.35    $18.26     $14.03    $12.05
                                                     =====================================================================

Total return*.......................                      (13.29%)       34.98%     8.94%    47.42%     29.09%    25.55%

Ratios/supplemental data
Net assets, end of period (000's) ..                      $661,395     $721,254   $282,898  $81,175    $13,844    $4,646
Ratios to average net assets:
 Expenses ..........................                        1.04%**        .99%     1.08%      .71%       .25%      .09%
 Expenses excluding waiver and payments
  by affiliate........................                      1.04%**        .99%     1.08%     1.09%      1.27%     1.89%
 Net investment income .............                         .60%**        .67%      .84%     1.42%      1.63%     1.16%
Portfolio turnover rate ............                       17.62%        48.52%    44.81%    61.82%     79.52%   135.12%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.


FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

Franklin California Growth Fund (cont.)
                                                                                            Class II
                                                                          -----------------------------------------
                                                                          Six Months Ended
                                                                          October 31, 1998    Year Ended April 30,
                                                                                             ----------------------
                                                                             (unaudited)     1998           19971
                                                                          -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................            $24.81       $19.27         $18.05
                                                                          -----------------------------------------
Income from investment operations:
 Net investment income (loss) .....................................              (.01)          --            .05
 Net realized and unrealized gains (losses) .......................             (3.35)        6.43           1.65
                                                                          -----------------------------------------
Total from investment operations ..................................             (3.36)        6.43           1.70
                                                                          -----------------------------------------
Less distributions from:
 Net investment income ............................................                --         (.03)          (.05)
 Net realized gains ...............................................                --         (.86)          (.43)
                                                                          -----------------------------------------
Total distributions ...............................................                --         (.89)          (.48)
                                                                          -----------------------------------------
Net asset value, end of period ....................................            $21.45       $24.81         $19.27
                                                                          =========================================

Total return*......................................................            (13.58%)      34.02%          9.32%

Ratios/supplemental data
Net assets, end of period (000's) .................................           $125,962     $122,701        $24,556
Ratios to average net assets:
 Expenses .........................................................              1.80%**      1.74%          1.86%**
 Net investment income (loss) .....................................              (.16%)**     (.10%)          .05%**
Portfolio turnover rate ...........................................             17.62%       48.52%         44.81%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period September 3, 1996 (effective date) to April 30, 1997.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)

  Franklin California Growth Fund                                                SHARES         VALUE
--------------------------------------------------------------------------------------------------------
  Common Stocks 90.1%
 aCommercial Services 1.8%
 fRemedyTemp, Inc., Class A..............................................       375,000      $ 6,843,750
  Robert Half International, Inc. .......................................       175,000        7,021,875
                                                                                             -----------
                                                                                              13,865,625
                                                                                             -----------
  Consumer Durables 3.8%
 aActivision, Inc. .......................................................      350,000        3,696,875
 aElectronic Arts, Inc. ..................................................      250,000       10,281,250
  K2, Inc. ...............................................................      250,000        2,750,000
  Mattel, Inc. ...........................................................      375,000       13,453,125
                                                                                             -----------
                                                                                              30,181,250
                                                                                             -----------
  Consumer Non-Durables 2.1%
 aAurora Foods, Inc. .....................................................      150,000        2,625,000
  Clorox Co. .............................................................      110,000       12,017,500
 aGolden State Vintners, Inc., Class B....................................      150,000        1,575,000
                                                                                             -----------
                                                                                              16,217,500
                                                                                             -----------
  Consumer Services 2.6%
  Disney (Walt) Co. ......................................................       75,000        2,020,313
 aFoodmaker, Inc. ........................................................       50,000          790,625
 aIDG Books Worldwide, Inc. ..............................................       72,600        1,125,300
  The McClatchy Co., Class A .............................................      175,000        5,939,063
  United Television, Inc. ................................................       60,000        6,615,000
 aUnivision Communications Inc., Class A .................................      125,000        3,687,500
                                                                                             -----------
                                                                                              20,177,801
                                                                                             -----------
  Electronic Technology 22.3%
 a3com Corp. .............................................................      200,000        7,212,500
 aApplied Materials, Inc. ................................................      150,000        5,203,125
 aApplied Micro Circuits Corp. ...........................................      300,000        7,200,000
 aCisco Systems, Inc. ....................................................      337,500       21,262,500
 aCoherent, Inc. .........................................................      375,000        4,406,250
 aCom21, Inc. ............................................................       96,900        1,453,500
 aComputer Sciences Corp. ................................................      250,000       13,187,500
 aCypress Semiconductor Corp. ............................................      600,000        6,675,000
 aEtec Systems, Inc. .....................................................      150,000        5,081,250
 aFlextronics International Ltd. .........................................      175,000        9,089,063
  Hewlett-Packard Co. ....................................................      175,000       10,532,813
  Intel Corp. ............................................................      100,000        8,918,750
 aJavelin Systems, Inc. ..................................................      185,000        1,295,000
 aKLA-Tencor Corp. .......................................................      125,000        4,609,375
  Linear Technology Corp. ................................................      125,000        7,453,125
  Northrop Grumman Corp. .................................................       75,000        5,981,250
 aSanmina Corp. ..........................................................      125,000        5,125,000
 aSeagate Technology, Inc. ...............................................      375,000        9,890,625
 aSolectron Corp. ........................................................      125,000        7,156,250
 aSpectra-Physics Lasers, Inc. ...........................................      176,500        1,318,243
 aSun Microsystems, Inc. .................................................      250,000       14,562,500
  Electronic Technology (cont.)
 aUniphase Corp. .........................................................      180,000      $ 8,910,000
 aXilinx, Inc. ...........................................................      200,000        8,931,260
                                                                                             -----------
                                                                                             175,454,879
                                                                                             -----------
  Energy Minerals 6.2%
  Atlantic Richfield Co. (ARCO)...........................................      175,000       12,053,125
  Chevron Corp. ..........................................................      175,000       14,262,500
 aNuevo Energy Co. .......................................................      325,000        6,885,938
  Ultramar Diamond Shamrock Corp. ........................................      300,000        8,081,250
  Unocal Corp. ...........................................................      225,000        7,635,938
                                                                                             -----------
                                                                                              48,918,751
                                                                                             -----------
  Finance 8.7%
 aBA Merchant Services, Inc., Class A.....................................      525,000        8,531,250
  The Charles Schwab Corp. ...............................................      150,000        7,190,625
  Countrywide Credit Industries, Inc. ....................................      225,000        9,717,188
 aE*TRADE Group, Inc. ....................................................      150,000        2,700,000
 aFreedom Securities Corp. ...............................................       95,900        1,306,638
  Mercury General Corp. ..................................................       50,000        2,125,000
 aPBOC Holdings, Inc. ....................................................      250,000        2,406,250
  Providian Financial Corp. ..............................................      150,000       11,906,250
 aSilicon Valley Bancshares...............................................      375,000        7,687,500
  The PMI Group, Inc. ....................................................       40,000        2,017,500
  Washington Mutual, Inc. ................................................      168,750        6,317,578
  Zenith National Insurance Corp. ........................................      250,000        6,390,619
                                                                                             -----------
                                                                                              68,296,398
                                                                                             -----------
  Health Services 2.0%
 a,fCohr, Inc. ...........................................................      425,000        1,275,000
  McKesson Corp. .........................................................       85,000        6,545,000
 aTotal Renal Care Holdings, Inc. ........................................      325,000        7,962,500
                                                                                             -----------
                                                                                              15,782,500
                                                                                             -----------
  Health Technology 4.3%
 aChiron Corp. ...........................................................      300,000        6,750,000
 aDura Pharmaceuticals, Inc. .............................................      150,000        1,809,375
 aInhale Therapeutic Systems..............................................      325,000        8,531,250
  Mentor Corp. ...........................................................      100,000        1,700,000
 aMolecular Devices Corp. ................................................      200,000        3,800,000
  Mylan Laboratories, Inc. ...............................................      181,424        6,247,789
 aNanogen, Inc. ..........................................................      175,000          875,000
 aThe Cooper Companies, Inc. .............................................      175,000        4,156,250
                                                                                             -----------
                                                                                              33,869,664
                                                                                             -----------
  Industrial Services 3.0%
 aCatalytica, Inc. .......................................................      375,000        6,093,750
 aEmcon...................................................................      275,400          963,900
  Granite Construction, Inc. .............................................      325,000       10,826,563
 aVarco International, Inc. ..............................................      550,000        5,946,875
                                                                                             -----------
                                                                                              23,831,088
                                                                                             -----------
  Process Industries 1.3%
  Avery Dennison Corp. ...................................................      250,000     $ 10,359,375
                                                                                             -----------
  Producer Manufacturing 2.1%
  Reliance Steel & Aluminum Co. ..........................................      225,000        6,960,938
 aSimpson Manufacturing Co., Inc. ........................................      100,000        3,275,000
  Superior Industries International, Inc. ................................      250,000        6,546,875
                                                                                             -----------
                                                                                              16,782,813
                                                                                             -----------
  Real Estate 7.2%
  Alexandria Real Estate Equities, Inc. ..................................      175,000        4,670,313
  AMB Property Corp. .....................................................      325,000        7,475,000
  Arden Realty, Inc. .....................................................      475,000       10,271,875
  Burnham Pacific Properties, Inc. .......................................      600,000        7,875,000
 aCatellus Development Corp. .............................................      325,000        4,468,750
  Innkeepers USA Trust....................................................      200,000        2,300,000
  Irvine Apartment Communities, Inc. .....................................      200,000        5,250,000
 ePacific Retail Trust....................................................      359,922        3,984,337
  Spieker Properties, Inc. ...............................................      300,000       10,350,000
                                                                                             -----------
                                                                                              56,645,275
                                                                                             -----------
 aRetail Trade 5.1%
  Cost Plus, Inc. ........................................................      200,000        6,000,000
  Costco Co., Inc. .......................................................      150,000        8,512,500
  Federated Department Stores, Inc. ......................................       75,000        2,882,813
  Office Depot, Inc. .....................................................      250,000        6,250,000
  Safeway, Inc. ..........................................................      310,000       14,821,875
  Software.net Corp. .....................................................      200,000        1,850,000
                                                                                             -----------
                                                                                              40,317,188
                                                                                             -----------
 aTechnology Services 9.8%
  Actuate Software Corp. .................................................       44,200          469,625
  Brio Technology, Inc. ..................................................       74,600          615,450
  BroadVision, Inc. ......................................................      125,000        1,875,000
  Clarify, Inc. ..........................................................      250,000        3,406,250
  Documentum, Inc. .......................................................       75,000        2,550,000
  EarthLink Network, Inc. ................................................       50,000        1,925,000
  HNC Software, Inc. .....................................................      300,000       10,087,500
  i2 Technologies, Inc. ..................................................      100,000        1,862,500
  Inprise Corp. ..........................................................      300,000        1,481,250
  Intuit, Inc. ...........................................................      163,800        8,271,900
  Micromuse, Inc. ........................................................      250,000        4,265,625
  PeopleSoft, Inc. .......................................................       50,000        1,059,375
  Synopsys, Inc. .........................................................      325,000       14,706,250
  Vantive Corp. ..........................................................      250,000        1,828,125
  VERITAS Software Corp. .................................................      175,000        8,771,875
  Wind River Systems, Inc. ...............................................      325,000       14,239,063
                                                                                             -----------
                                                                                              77,414,788
                                                                                             -----------

  Transportation 1.8%
  Air Express International Corp. ........................................      350,000      $ 7,350,000
  Expeditors International of Washington, Inc. ...........................      200,000        6,775,000
                                                                                             -----------
                                                                                              14,125,000
                                                                                             -----------
  Utilities and Telecommunications 6.0%
  aAirTouch Communications, Inc. .........................................      225,000       12,600,000
  American States Water Co. ..............................................      168,900        4,433,625
  California Water Service Group..........................................      180,000        4,747,500
  Edison International....................................................      450,000       11,868,750
  Sempra Energy...........................................................      512,785       13,332,410
                                                                                             -----------
                                                                                              46,982,285
                                                                                             -----------
  Total Common Stocks (Cost $659,758,904).................................                   709,222,180
                                                                                             -----------
  Preferred Stocks .6%
  Finance .6%
  Glenborough Realty Trust, cvt. pfd.,7.75% Series A .....................      240,000        4,605,000
                                                                                             -----------
  Total Preferred Stocks (Cost $6,000,000) ...............................                     4,605,000
                                                                                             -----------


                                                                                     PRINCIPAL
                                                                                      AMOUNT
                                                                                     ---------
  Convertible Bonds .3%
  Technology Services .3%
  Activision Inc., cvt. sub. notes, 144A, 6.75%, 1/01/05 ...................       $ 3,000,000        2,625,000
                                                                                                   ------------
  Total Convertible Bonds (Cost $3,000,000).................................                          2,625,000
                                                                                                   ------------
  Total Long Term Investments (Cost $668,758,904)...........................                        716,452,180
                                                                                                   ------------
  cRepurchase Agreement 8.9%
   Joint Repurchase Agreement, 5.350%, 11/02/98,
     (Maturity Value $70,202,366) (Cost $70,171,082)........................        70,171,082       70,171,082
   Barclays Capital Group, Inc. (Maturity Value $7,215,685)
   Chase Securities, Inc. (Maturity Value $7,215,685)
   CIBC Wood Gundy Securities Corp. (Maturity Value $7,215,685)
   Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $7,215,684)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $7,215,684)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $5,261,206)
   Greenwich Capital Markets, Inc. (Maturity Value $7,215,684)
   NationsBanc Montgomery Securities, L.L.C. (Maturity Value $7,215,685)
   Paribas Corp. (Maturity Value $7,215,684)
   SBC Warburg Dillon Read, Inc. (Maturity Value $7,215,684)
  Collateralized by U.S. Treasury Bills and Notes
                                                                                                   ------------
  Total Investments (Cost $738,929,986) 99.9%...............................                        786,623,262
  Other Assets, less Liabilities .1%........................................                            734,263
                                                                                                   ------------
  Net Assets 100.0% ........................................................                       $787,357,525
                                                                                                   ============


aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.
eSee Note 8 regarding restricted securities.
fSee Note 9 regarding holdings of 5% voting securities.



FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Global Health Care Fund
                                                                               Class I
                                                  -------------------------------------------------------------------
                                                  Six Months Ended
                                                  October 31, 1998               Year Ended April 30,
                                                                   --------------------------------------------------
                                                    (unaudited)     1998      1997      1996       1995       1994
                                                  -------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....             $19.28       $16.11    $19.34    $11.45     $10.43     $8.88
                                                  -------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...........               (.09)        (.14)     (.06)      .11        .08       .07
 Net realized and unrealized gains (losses)            (4.06)        4.58     (2.75)     8.96       1.56      1.86
                                                  -------------------------------------------------------------------
Total from investment operations ........              (4.15)        4.44     (2.81)     9.07       1.64      1.93
                                                  -------------------------------------------------------------------
Less distributions from:
 Net investment income ..................              --            (.09)     (.04)     (.13)      (.06)     (.08)
 Net realized gains .....................              --           (1.18)     (.38)    (1.05)      (.56)     (.30)
                                                  -------------------------------------------------------------------
Total distributions .....................              --           (1.27)     (.42)    (1.18)      (.62)     (.38)
                                                  -------------------------------------------------------------------
Net asset value, end of period ..........             $15.13       $19.28    $16.11    $19.34     $11.45    $10.43
                                                  ===================================================================

Total return*............................             (21.52%)      28.22%   (14.71%)   82.78%     16.33%    21.93%

Ratios/supplemental data
Net assets, end of period (000's) .......            $111,930     $176,545   $150,653  $108,914   $12,906     $5,795
Ratios to average net assets:
 Expenses ...............................               1.32%**      1.15%     1.14%      .73%       .25%      .10%
 Expenses excluding waiver and payments by affiliate    1.32%**      1.15%     1.14%     1.16%      1.37%     1.74%
 Net investment income (loss) ...........               (.91%)**     (.67%)    (.39%)     .50%       .80%      .68%
Portfolio turnover rate .................               9.97%       66.84%    73.17%    54.78%     93.79%   110.82%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.


FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

Franklin Global Health Care Fund (cont.)
                                                                                           Class II
                                                                        --------------------------------------------
                                                                        Six Months Ended
                                                                        October 31, 1998     Year Ended April 30,
                                                                                             -----------------------
                                                                           (unaudited)       1998         19971
                                                                        --------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................               $19.17         $16.07       $17.37
                                                                        --------------------------------------------
Income from investment operations:
 Net investment loss .........................................                 (.11)          (.20)        (.07)
 Net realized and unrealized gains (losses) ..................                (4.08)          4.48         (.85)
                                                                        --------------------------------------------
Total from investment operations .............................                (4.19)          4.28         (.92)
                                                                        --------------------------------------------
Less distributions from net realized gains ...................                --             (1.18)        (.38)
                                                                        --------------------------------------------
Net asset value, end of period ...............................               $14.98         $19.17       $16.07
                                                                        ============================================

Total return*.................................................               (21.86%)        27.22%       (5.47%)

Ratios/supplemental data
Net assets, end of period (000's) ............................              $18,806        $25,321      $10,099
Ratios to average net assets:
 Expenses ....................................................                 2.07%**        1.90%        1.92%**
 Net investment loss .........................................                (1.66%)**      (1.44%)      (1.29%)**
Portfolio turnover rate ......................................                 9.97%         66.84%       73.17%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period September 3, 1996 (effective date) to April 30, 1997.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)

  Franklin Global Health Care Fund                                                 SHARES           VALUE
-----------------------------------------------------------------------------------------------------------
  Common Stocks 85.7%
  aBiotechnology 7.8%
  Ligand Pharmaceuticals, Class B...............................................  325,000       $ 3,534,371
  Neurogen Corp. ...............................................................  124,600         1,697,675
  Noven Pharmaceutical, Inc. ...................................................  113,800           462,313
  Vertex Pharmaceuticals, Inc. .................................................  170,000         4,483,750
                                                                                               ------------
                                                                                                 10,178,109
                                                                                               ------------
  Generic Drugs 6.5%
  Mylan Laboratories, Inc. .....................................................  249,000         8,574,938
                                                                                               ------------
  aHospital/Nursing Management 4.1%
  New American Healthcare Corp. ................................................  170,700         1,813,688
  Tenet Healthcare Corp. .......................................................  125,000         3,492,188
                                                                                               ------------
                                                                                                  5,305,876
                                                                                               ------------
  Major Pharmaceuticals 5.2%
  Novartis, AG (Switzerland)....................................................    2,900         5,225,418
  SmithKline Beecham, Plc., Sponsored ADR (United Kingdom)......................   25,000         1,593,750
                                                                                               ------------
                                                                                                  6,819,16
                                                                                               ------------
  Managed Health Care 1.7%
  United Healthcare Corp. ......................................................   50,000         2,178,125
                                                                                               ------------
  aMedical Electronics 1.9%
  OrthoLogic Corp. .............................................................  500,000         1,562,500
  Somnus Medical Technologies, Inc. ............................................  290,000           906,250
                                                                                               ------------
                                                                                                  2,468,750
                                                                                               ------------
  Medical Specialties 27.8%
  aAnesta Corp. ................................................................   75,000         1,251,563
  aBoston Scientific Corp. .....................................................   50,000         2,721,875
  a,fCIMA Labs, Inc. ...........................................................  437,500         1,093,750
  Cochlear, Ltd. (Australia)....................................................  225,000         1,134,891
  aDepoTech Corp. ..............................................................  350,000           514,080
  aESC Medical Systems, Ltd. (Israel)...........................................  430,500         3,497,813
  aHeska Corp. .................................................................  125,000           617,188
  aInhale Therapeutic Systems ..................................................  251,400         6,599,250
  Mentor Corp. .................................................................  120,000         2,040,000
  aMolecular Devices Corp. .....................................................  270,000         5,130,000
  aSerologicals Corp. ..........................................................  338,650         7,661,956
  aZonagen, Inc. ...............................................................  260,000         4,127,500
                                                                                               ------------
                                                                                                 36,389,866
                                                                                               ------------
  Medical/Dental Distributors 1.1%
  Cardinal Health, Inc. ........................................................   15,000         1,418,438
                                                                                               ------------
  aMedical/Nursing Services 12.0%
  Pediatrix Medical Group, Inc. ................................................   62,100         2,895,413
  Renal Care Group, Inc. .......................................................  300,000         8,737,500
  Total Renal Care Holdings, Inc. ..............................................  163,200         3,998,400
                                                                                               ------------
                                                                                                 15,631,313
                                                                                               ------------
  aOther Pharmaceuticals 4.6%
  Algos Pharmaceutical Corp. ...................................................  200,000       $ 5,125,000
  Dura Pharmaceuticals, Inc. ...................................................   75,000           904,688
                                                                                               ------------
                                                                                                  6,029,688
                                                                                               ------------
  Services To The Health Industry 13.0%
  aAccess Health, Inc. .........................................................  175,000         6,278,124
  a,fCohr, Inc. ................................................................  405,500         1,216,500
  HBO & Co. ....................................................................  100,000         2,625,000
  aHealthcare Recoveries, Inc. .................................................  210,000         2,126,250
  aPharmaceutical Product Development, Inc. ....................................  100,000         2,700,000
  aTransitions Systems, Inc. ...................................................  200,000         2,087,500
                                                                                               ------------
                                                                                                 17,033,374
                                                                                               ------------
  Total Long Term Investments (Cost $125,105,897)...............................                112,027,645
                                                                                               ------------

                                                                                         PRINCIPAL
                                                                                           AMOUNT
                                                                                         ---------
  cRepurchase Agreement 11.5%
  Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity Value $15,103,312)
   (Cost $15,096,582)..............................................................      $15,096,582     15,096,582
   Barclays Capital Group, Inc. (Maturity Value $1,552,380)
   Chase Securities, Inc. (Maturity Value $1,552,380)
   CIBC Wood Gundy Securities Corp. (Maturity Value $1,552,380)
   Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $1,552,380)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,552,380)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $1,131,892)
   Greenwich Capital Markets, Inc. (Maturity Value $1,552,380)
   NationsBanc Montgomery Securities, L.L.C. (Maturity Value $1,552,380)
   Paribas Corp. (Maturity Value $1,552,380)
   SBC Warburg Dillon Read, Inc. (Maturity Value $1,552,380 )
   Collateralized by U.S. Treasury Bills and Notes
                                                                                                       ------------
  Total Investments (Cost $140,202,479) 97.2%...................................                        127,124,227
  Other Assets, less Liabilities 2.8%...........................................                          3,611,917
                                                                                                       ------------
  Net Assets 100.0% ............................................................                       $130,736,144
                                                                                                       ============


aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.
fSee Note 9 regarding holdings of 5% voting securities.


FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Global Utilities Fund
                                                                                     Class I
                                                  -----------------------------------------------------------------------------
                                                  Six Months Ended
                                                  October 31, 1998                     Year Ended April 30,
                                                                    -----------------------------------------------------------
                                                     (unaudited)      1998         1997          1996        1995       1994
                                                  -----------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........         $17.36        $14.46       $14.28       $12.23       $12.60     $11.36
                                                  -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income .......................            .16           .33          .42          .37          .42        .30
 Net realized and unrealized gains (losses)...          (2.00)         4.69         1.35         2.39         (.07)      1.28
                                                  -----------------------------------------------------------------------------
Total from investment operations..............          (1.84)         5.02         1.77         2.76          .35       1.58
                                                  -----------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................           (.11)         (.37)        (.38)        (.39)        (.36)      (.30)
 Net realized gains ..........................          --            (1.75)       (1.21)        (.32)        (.36)      (.04)
                                                  -----------------------------------------------------------------------------
Total distributions ..........................           (.11)        (2.12)       (1.59)        (.71)        (.72)      (.34)
                                                  -----------------------------------------------------------------------------
Net asset value, end of period ...............         $15.41        $17.36       $14.46       $14.28       $12.23     $12.60
                                                  =============================================================================

Total return*.................................         (10.61%)       37.02%       12.94%       23.27%        3.17%     14.04%

Ratios/supplemental data
Net assets, end of period (000's) ............        $195,108      $226,594     $174,023     $167,225     $119,250    $124,188
Ratios to average net assets:
 Expenses ....................................           1.02%**       1.03%        1.00%        1.04%        1.12%       .84%
 Expenses excluding waiver and payments
  by affiliate................................           1.02%**       1.03%        1.00%        1.04%        1.12%      1.28%
 Net investment income .......................           1.97%**       2.02%        2.82%        2.85%        3.47%      2.95%
Portfolio turnover rate ......................          26.89%        45.51%       47.55%       50.51%       16.65%     16.28%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.


FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

Franklin Global Utilities Fund (cont.)
                                                                                     Class II
                                                             -------------------------------------------------
                                                             Six Months Ended
                                                             October 31, 1998       Year Ended April 30,
                                                                               -------------------------------
                                                                (unaudited)    1998       1997       1996
                                                             -------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................             $17.25       $14.37     $14.24     $12.23
                                                             -------------------------------------------------
Income from investment operations:
 Net investment income ..............................                .10          .24        .32        .37
 Net realized and unrealized gains (losses) .........              (1.99)        4.66       1.33       2.32
                                                             -------------------------------------------------
Total from investment operations ....................              (1.89)        4.90       1.65       2.69
                                                             -------------------------------------------------
Less distributions from:
 Net investment income ..............................               (.08)        (.27)      (.31)      (.36)
 Net realized gains .................................              --           (1.75)     (1.21)      (.32)
                                                             -------------------------------------------------
Total distributions .................................               (.08)       (2.02)     (1.52)      (.68)
                                                             -------------------------------------------------
Net asset value, end of period ......................             $15.28       $17.25     $14.37     $14.24
                                                             =================================================

Total return*........................................             (11.00%)      36.21%     12.04%     22.63%

Ratios/supplemental data
Net assets, end of period (000's) ...................            $15,892      $16,324     $8,467     $2,727
Ratios to average net assets:
 Expenses ...........................................               1.77%**      1.78%      1.77%     1.81%
 Net investment income ..............................               1.22%**      1.29%      1.98%     2.10%
Portfolio turnover rate .............................              26.89%       45.51%     47.55%     50.51%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)

  Franklin Global Utilities Fund                                         COUNTRY         SHARES           VALUE
----------------------------------------------------------------------------------------------------------------
  Common Stocks 89.1%
aElectronic Technology .5%
 Applied Micro Circuits Corp. ................................        United States      40,700        $ 976,800
                                                                                                       ---------
 Industrial Services 3.8%
aCogeneration Corp. of America...............................        United States     260,500         2,328,219
 The AES Corp. ...............................................        United States     140,000        5,731,250
                                                                                                       ---------
                                                                                                       8,059,469
                                                                                                       ---------
 Process Industries 2.4%
 VEBA, AG ....................................................           Germany         60,700        3,331,500
 Viag, AG.....................................................           Germany          2,600        1,764,521
                                                                                                       ---------
                                                                                                       5,096,021
                                                                                                       ---------
 Producer Manufacturing .3%
 Alcatel Alsthom..............................................           France           5,000          556,955
                                                                                                       ---------
aTechnology Services 1.4%
 Equant NV....................................................         Netherlands       69,300        3,031,875
                                                                                                       ---------
 Utilities and Telecommunications 80.7%
aAEM, SpA.....................................................            Italy       1,055,000        1,430,923
 AGL Resources, Inc. .........................................        United States      29,000          607,188
aAirTouch Communications, Inc. ...............................        United States     135,150        7,568,400
 Beijing Datang Power Generation Co., Ltd. ...................          Hong Kong       509,000          157,707
 Bell Atlantic Corp. .........................................        United States      60,000        3,187,500
 BSES, Ltd., 144A.............................................            India          21,400          263,220
 CINergy Corp. ...............................................        United States      67,000        2,311,500
 Coastal Corp. ...............................................        United States      68,000        2,397,000
 Companhia Paranaense de Energia-Copel, Sponsored ADR.........           Brazil          41,700          323,175
 Dominion Resources, Inc. ....................................        United States      40,000        1,847,500
 Duke Energy Corp. ...........................................        United States      95,701        6,190,658
 Edison International.........................................        United States     150,000        3,956,250
 Electricidade de Portugal, SA ...............................          Portugal         76,000        1,912,031
 Endesa, SA...................................................            Spain         110,000        2,767,149
 Enron Corp. .................................................        United States     127,000        6,699,250
 Entergy Corp. ...............................................        United States      77,000        2,213,750
 Espoon Sahko Oy, 144A........................................           Finland        195,000        4,547,478
 EVN, AG......................................................           Austria          3,360          478,663
 Florida Progress Corp. ......................................        United States      90,000        3,774,375
 FPL Group, Inc. .............................................        United States      39,000        2,439,938
aGlobal Crossing, Ltd. .......................................           Bermuda         49,500        1,423,125
aGlobal TeleSystems Group, Inc. ..............................        United States     145,300        5,821,081
 Grupo Iusacell, SA, Series D.................................           Mexico          44,400           26,751
aGrupo Iusacell, SA, Series L, Sponsored ADR..................           Mexico          53,200          365,750
 Hellenic Telecommunications Organization, SA.................           Greece         129,539        2,944,850
 Hong Kong Electric Holdings, Ltd. ...........................          Hong Kong       687,500        2,520,656
aICG Communications, Inc. ....................................        United States     240,000        4,965,000
aIntermedia Communications, Inc. .............................        United States     116,900        2,162,650
aMCI WorldCom, Inc. ..........................................        United States      50,000        2,762,500
 MDU Resources Group, Inc. ...................................        United States     133,200        3,538,125
 Utilities and Telecommunications (cont.)
aMillicom International Cellular, SA..........................         Luxembourg        60,000      $ 2,002,500
 Montana Power Co. ...........................................        United States      46,900        2,031,356
 National Fuel Gas Co. .......................................        United States     109,000        5,150,250
 National Power, Plc. ........................................       United Kingdom      97,500          845,782
 New Century Energies, Inc. ..................................        United States      50,000        2,415,625
 New Jersey Resources Corp. ..................................        United States     125,400        4,820,063
 Northwestern Corp. ..........................................        United States     191,600        4,730,125
 Pacific Gas & Electric Co. ..................................        United States     100,000        3,043,750
 PacifiCorp...................................................        United States     175,000        3,335,938
aPaging Network, Inc. ........................................        United States     175,000          962,500
 Pinnacle West Capital Corp. .................................        United States      80,000        3,505,000
 Portugal Telecom, SA.........................................          Portugal        119,900        5,685,477
 PowerGen, Plc. ..............................................       United Kingdom     104,626        1,484,920
aPrimus Telecommunications Group, Inc. .......................        United States     203,800        2,254,538
aRural Cellular Corp., Class A................................        United States      95,700        1,148,400
 SBC Communications, Inc. ....................................        United States     115,800        5,362,988
 Scottish Power, Plc. ........................................       United Kingdom     180,000        1,767,927
 Sempra Energy................................................        United States     264,668        6,881,368
 Southern Co. ................................................        United States     146,500        4,129,469
aSwisscom, AG ................................................         Switzerland       10,100        3,423,476
 TECO Energy, Inc. ...........................................        United States     100,000        2,762,500
 Telecom Italia, SpA .........................................            Italy       1,004,767        5,088,693
 Telefonica de Argentina, ADS.................................          Argentina        34,200        1,130,738
 Telefonica de Espana, Sponsored ADR .........................            Spain          27,110        3,712,376
 TNP Enterprises, Inc. .......................................        United States     140,000        4,725,000
 Tokyo Electric Power Co. ....................................            Japan          48,000        1,215,138
 Transportadora de Gas del Sur, SA, Sponsored ADR.............          Argentina       179,000        1,845,938
 TRICOM, SA, Sponsored ADR....................................     Dominican Republic   150,000          871,875
 Videsh Sanchar Nigam, Ltd., Sponsored GDR, 144A..............            India         140,000        1,470,000
 Washington Water Power Co. ..................................        United States      47,000          884,188
 Western Resources, Inc. .....................................        United States       1,700           59,497
 .............................................................                                       170,351,538
                                                                                                     -----------
 Total Common Stocks (Cost $146,036,866)......................                                       188,072,658
                                                                                                     -----------
 Convertible Preferred Stocks 3.9%
 eCMS Energy Trust I, 7.75% cvt. pfd. ........................        United States      35,000        1,892,188
 Nortel Inversora, SA, 10.00% cvt. pfd. ......................          Argentina        80,000        4,510,000
 Texas Utilities Co., 9.25% cvt. pfd. ........................        United States      31,000        1,747,625
                                                                                                       ---------
 Total Convertible Preferred Stocks (Cost $8,629,000).........                                         8,149,813
                                                                                                       ---------
 Total Long Term Investments (Cost $154,665,866)..............                                       196,222,471
                                                                                                     -----------

                                                                                      PRINCIPAL
  Franklin Global Utilities Fund                                        COUNTRY         AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------
 cRepurchase Agreement 7.0%
 Joint Repurchase Agreement, 5.350%, 11/02/98,
 (Maturity Value $14,780,940)
 (Cost $14,774,353) ..........................................        United States  $14,774,353    $ 14,774,353
 Barclays Capital Group, Inc. (Maturity Value $1,519,253)
 Chase Securities, Inc. (Maturity Value $1,519,253)
 CIBC Wood Gundy Securities Corp. (Maturity Value $1,519,252)
 Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $1,519,252)
 Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,519,252)
 Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $1,107,669)
 Greenwich Capital Markets, Inc. (Maturity Value $1,519,252)
 NationsBanc Montgomery Securities, L.L.C. (Maturity Value $1,519,253)
 Paribas Corp. (Maturity Value $1,519,252)
 SBC Warburg Dillon Read, Inc. (Maturity Value $1,519,252)
  Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $169,440,219) 100.0%.................                                       210,996,824
                                                                                                     -----------
 Other Assets, less Liabilities ..............................                                             3,115
                                                                                                     -----------
 Net Assets 100.0% ...........................................                                      $210,999,939
                                                                                                     ===========


aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.
eSee Note 8 regarding restricted securities.


FRANKLIN STRATEGIC SERIES
Financial Highlights


Franklin MidCap Growth Fund
                                                                               Class I
                                                 ------------------------------------------------------------------
                                                 Six Months Ended
                                                 October 31, 1998                Year Ended April 30,
                                                                  -------------------------------------------------
                                                    (unaudited)    1998      1997      1996       1995      19941
                                                 ------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .......          $17.44      $13.34    $14.24    $10.81     $10.05    $10.00
                                                 ------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)...............             .01       --         (.02)      .18        .21       .15
 Net realized and unrealized gains (losses)            (3.73)       4.66       .93      3.59        .77       .01
                                                 ------------------------------------------------------------------
Total from investment operations ...........           (3.72)       4.66       .91      3.77        .98       .16
                                                 ------------------------------------------------------------------
Less distributions from:
 Net investment income .....................           --          --         (.05)     (.21)      (.20)     (.08)
 Net realized gains ........................           --           (.56)    (1.76)     (.13)      (.02)     (.03)
                                                 ------------------------------------------------------------------
Total distributions ........................           --           (.56)    (1.81)     (.34)      (.22)     (.11)
                                                 ------------------------------------------------------------------
Net asset value, end of period .............          $13.72      $17.44    $13.34    $14.24     $10.81    $10.05
                                                 ==================================================================

Total return*...............................          (21.33%)     35.53%     6.31%    35.40%     10.06%     1.62%

Ratios/supplemental data
Net assets, end of period (000's) ..........          $29,163     $29,864   $12,853    $7,575     $5,591    $5,079
Ratios to average net assets:
 Expenses ..................................           1.22%**      1.17%     1.07%      .16%     --        --
 Expenses excluding waiver and payments
  by affiliate..............................           1.22%**      1.17%     1.07%      .96%       .98%      .91%**
 Net investment income (loss) ..............            .20%**      (.03%)    (.22%)    1.42%      2.12%     2.21%**
Portfolio turnover rate ....................          24.88%       50.16%    76.35%   102.65%    163.54%    70.53%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
1For the period August 17, 1993 (effective date) to April 30, 1994.


                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)

 Franklin MidCap Growth Fund                                                       SHARES        VALUE
-------------------------------------------------------------------------------------------------------
 Common Stocks 78.1%
aCommercial Services 4.3%
 Robert Half International, Inc. .......................................           6,900      $ 276,863
 Sylvan Learning Systems, Inc. .........................................          20,950        646,830
 U.S. Foodservice, Inc. ................................................           7,000        332,500
                                                                                             ----------
                                                                                              1,256,193
                                                                                             ----------
 Consumer Durables 2.7%
 Clayton Homes, Inc. ...................................................          27,375        422,602
aElectronic Arts, Inc. .................................................           6,500        267,313
 K2, Inc. ..............................................................           7,400         81,400
                                                                                             ----------
                                                                                                771,315
                                                                                             ----------
 Consumer Non-Durables 3.5%
 The Estee Lauder Cos., Inc., Class A...................................           8,300        544,169
aJones Apparel Group, Inc. .............................................          20,000        345,000
aTommy Hilfiger Corp. ..................................................           3,000        139,313
                                                                                             ----------
                                                                                              1,028,482
                                                                                             ----------
 Consumer Services 11.1%
aApollo Group, Inc, Class A.............................................          18,000        578,250
aChancellor Media Corp. ................................................          11,800        452,825
aDeVry, Inc. ...........................................................          25,200        554,400
aEducation Management Corp. ............................................           7,900        290,325
aHost Marriott Corp. ...................................................          18,000        261,000
 ITT Educational Services, Inc. ........................................          14,000        415,625
aStarbucks Corp. .......................................................           8,000        347,000
 The McClatchy Co., Class A.............................................           9,800        332,588
                                                                                             ----------
                                                                                              3,232,013
                                                                                             ----------
 Electronic Technology 7.8%
aAltera Corp. ..........................................................           7,900        328,838
aComputer Sciences Corp. ...............................................           6,000        316,500
 Linear Technology Corp. ...............................................           5,500        327,938
aMettler-Toledo International, Inc. ....................................          18,000        393,750
aSeagate Technology, Inc. ..............................................          11,500        303,313
aTellabs, Inc. .........................................................           5,800        319,000
aXilinx, Inc. ..........................................................           6,600        294,732
                                                                                             ----------
                                                                                              2,284,071
                                                                                             ----------
aEnergy Minerals .7%
 Barrett Resources Corp. ...............................................           8,500        200,281
                                                                                             ----------
 Finance 11.0%
 BankBoston Corp. ......................................................           5,200        191,425
 Countrywide Credit Industries, Inc. ...................................           9,500        410,281
 Espirito Santo Financial Group, ADR (Luxembourg).......................          11,400        192,375
 EVEREN Capital Corp. ..................................................           2,800         57,050
 Federated Investors, Inc. .............................................          19,200        344,400
 Financial Security Assurance Holdings, Ltd. ...........................           7,600        378,575
 Hartford Life, Inc., Class A...........................................           5,000        231,250
 HCC Insurance Holdings, Inc. ..........................................          18,000        322,875
 Providian Financial Corp. .............................................           4,300        341,313
 Finance (cont.)
 Reinsurance Group of America, Inc. ....................................           5,000      $ 275,625
 Republic New York Corp. ...............................................           4,000        167,250
 The PMI Group, Inc. ...................................................           6,000        302,625
                                                                                             ----------
                                                                                              3,215,044
                                                                                             ----------
aHealth Services 1.4%
 HEALTHSOUTH Corp. .....................................................          18,300        221,888
 Total Renal Care Holdings, Inc. .......................................           7,600        186,200
                                                                                             ----------
                                                                                                408,088
                                                                                             ----------
 Health Technology 3.1%
 Mentor Corp. ..........................................................           6,800        115,600
 Omnicare, Inc. ........................................................          12,000        414,750
aQuintiles Transnational Corp. .........................................           8,500        384,625
                                                                                             ----------
                                                                                                914,975
                                                                                             ----------
 Industrial Services 6.2%
aThe AES Corp. .........................................................           9,200        376,625
 Diamond Offshore Drilling, Inc. .......................................           6,000        184,125
aRepublic Services, Inc. ...............................................          15,000        328,125
 Transocean Offshore, Inc. .............................................          11,800        435,863
aVarco International, Inc. .............................................          17,400        188,138
 Waste Management, Inc. ................................................           6,500        293,313
                                                                                             ----------
                                                                                              1,806,189
                                                                                             ----------
 Process Industries 3.0%
 AptarGroup, Inc. ......................................................           8,000        214,000
 Bowater, Inc. .........................................................           3,200        130,600
aOwens-Illinois, Inc. ..................................................           8,000        244,500
 Sigma-Aldrich Corp. ...................................................           9,000        278,157
                                                                                             ----------
                                                                                                867,257
                                                                                             ----------
 Producer Manufacturing 2.4%
aGentex Corp. ..........................................................          20,200        296,688
 Mark IV Industries, Inc. ..............................................          13,450        206,794
aWeatherford International, Inc. .......................................           7,100        193,030
                                                                                             ----------
                                                                                                696,512
                                                                                             ----------
 Real Estate 3.8%
 Arden Realty, Inc. ....................................................          10,300        222,738
 Cornerstone Properties, Inc. ..........................................          12,600        195,300
 Equity Residential Properties Trust....................................           4,700        197,400
 MeriStar Hospitality Corp. ............................................          12,000        222,000
aSecurity Capital Group, Inc., Class B..................................          16,200        258,188
                                                                                             ----------
                                                                                              1,095,626
                                                                                             ----------
 Retail Trade 5.7%
aCost Plus, Inc. .......................................................          10,000        300,000
 Family Dollar Stores, Inc. ............................................          24,000        435,000
aGuitar Center, Inc. ...................................................           5,300         90,760
aOffice Depot, Inc. ....................................................          13,000        325,000
 Retail Trade (cont.)
aSafeway, Inc. .........................................................           8,000      $ 382,500
 Talbots, Inc. .........................................................           6,300        142,930
                                                                                             ----------
                                                                                              1,676,190
                                                                                             ----------
aTechnology Services 4.1%
 Affiliated Computer Services, Inc., Class A ...........................           8,500        314,500
 BMC Software, Inc. ....................................................           3,000        144,188
 Cambridge Technology Partners, Inc. ...................................           8,200        181,425
 Sterling Commerce, Inc. ...............................................           8,211        289,438
 Synopsys, Inc. ........................................................           5,600        253,400
                                                                                             ----------
                                                                                              1,182,951
                                                                                             ----------
 Transportation 3.2%
 C.H. Robinson Worldwide, Inc. .........................................          15,600        346,125
 Expeditors International of Washington, Inc. ..........................          17,000        575,875
                                                                                             ----------
                                                                                                922,000
                                                                                             ----------
 Utilities and Telecommunications 4.1%
 CMS Energy Corp. ......................................................           8,500        374,530
aICG Communications, Inc. ..............................................          11,000        227,560
aIntermedia Communications, Inc. .......................................           9,400        173,900
aMillicom International Cellular, SA (Luxembourg) ......................           6,800        226,950
 Montana Power Co. .....................................................           4,700        203,569
                                                                                             ----------
                                                                                              1,206,509
                                                                                             ----------
 Total Long Term Investments (Cost $21,523,954).........................                     22,763,696
                                                                                             ----------

                                                                                               PRINCIPAL
                                                                                                AMOUNT
                                                                                              -----------
 cRepurchase Agreement 21.8%
  Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity Value $6,363,492)
  (Cost $6,360,656).....................................................................       $6,360,656    6,360,656
  Barclays Capital Group, Inc. (Maturity Value $654,040)
  Chase Securities, Inc. (Maturity Value $654,040)
  CIBC Wood Gundy Securities Corp. (Maturity Value $654,040)
  Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $654,040)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $654,040)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $477,132)
  Greenwich Capital Markets, Inc. (Maturity Value $654,040)
  NationsBanc Montgomery Securities, L.L.C. (Maturity Value $654,040)
  Paribas Corp. (Maturity Value $654,040)
  SBC Warburg Dillon Read, Inc. (Maturity Value $654,040)
  Collateralized by U.S. Treasury Bills and Notes
                                                                                                            -----------
 Total Investments (Cost $27,884,610) 99.9% ............................................                     29,124,352
 Other Assets, less Liabilities .1% ....................................................                         38,681
                                                                                                            -----------
 Net Assets 100.0% .....................................................................                    $29,163,033
                                                                                                            ===========

aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.


FRANKLIN STRATEGIC SERIES
Financial Highlights


Franklin Natural Resources Fund
                                                                                  Class I
                                                             ------------------------------------------------
                                                             Six Months Ended
                                                             October 31, 1998       Year Ended April 30,
                                                                              -------------------------------
                                                                (unaudited)    1998       1997      19961
                                                             ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................             $15.46       $14.07    $13.14     $10.00
                                                             ------------------------------------------------
Income from investment operations:
 Net investment income ..............................                .06          .10       .09        .08
 Net realized and unrealized gains (losses) .........              (4.03)        2.26      1.25       3.22
                                                             ------------------------------------------------
Total from investment operations.....................              (3.97)        2.36      1.34       3.30
                                                             ------------------------------------------------
Less distributions from:
 Net investment income ..............................               (.07)        (.09)     (.09)      (.06)
 Net realized gains .................................              --            (.88)     (.32)      (.10)
                                                             ------------------------------------------------
Total distributions .................................               (.07)        (.97)     (.41)      (.16)
                                                             ------------------------------------------------
Net asset value, end of period.......................             $11.42       $15.46    $14.07     $13.14
                                                             ================================================
Total return*........................................             (25.70%)      17.57%    10.23%     33.36%

Ratios/supplemental data
Net assets, end of period (000's) ...................            $40,491      $62,274   $45,386     $9,909
Ratios to average net assets:
 Expenses ...........................................                .95%**       .96%      .98%       .99%**
 Expenses excluding waiver and payments by affiliate                1.41%**      1.31%     1.31%      1.77%**
 Net investment income ..............................                .92%**       .67%      .72%      1.16%**
Portfolio turnover rate .............................              33.22%       72.93%    46.31%     59.04%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period June 5, 1995 (effective date) to April 30, 1996.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

Franklin Natural Resources Fund (cont.)
                                                                                Advisor Class
                                                               -----------------------------------------
                                                               Six Months Ended
                                                               October 31, 1998    Year Ended April 30,
                                                                                 -----------------------
                                                                  (unaudited)     1998          19972
                                                               -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................      $15.48       $14.07       $14.66
                                                               -----------------------------------------
Income from investment operations:
 Net investment income .......................................         .06          .23        --
 Net realized and unrealized gains (losses) ..................       (4.00)        2.20         (.59)
                                                               -----------------------------------------
Total from investment operations .............................       (3.94)        2.43         (.59)
                                                               -----------------------------------------
Less distributions from:
 Net investment income .......................................        (.12)        (.14)       --
 Net realized gains ..........................................       --            (.88)       --
                                                               -----------------------------------------
Total distributions ..........................................        (.12)       (1.02)       --
                                                               -----------------------------------------
Net asset value, end of period ...............................      $11.42       $15.48       $14.07
                                                               -----------------------------------------

Total return*.................................................      (25.52%)      18.11%       (4.02%)

Ratios/supplemental data
Net assets, end of period (000's) ............................       $416         $892        $1,123
Ratios to average net assets:
 Expenses ....................................................         .65%**       .64%         .64%**
 Expenses excluding waiver and payments by affiliate .........        1.11%**      1.03%         .86%**
 Net investment income .......................................        1.22%**      1.02%        1.03%**
Portfolio turnover rate ......................................       33.22%       72.93%       46.31%


*Total return is not annualized.
**Annualized.
2For the period January 2, 1997 (effective date) to April 30, 1997.


                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Statement of Investments, October 31, 1998 (unaudited)

                                                                                    SHARES/
 Franklin Natural Resources Fund                                    COUNTRY        WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------
 Common Stocks and Warrants 90.6%
 Energy Minerals 29.2%
 Atlantic Richfield Co. (ARCO) ...............................    United States      10,000     $ 688,750
 Austral Coal, Ltd. ..........................................      Australia       864,700        80,709
aBarrett Resources Corp. .....................................    United States      71,400     1,682,363
aBasin Exploration, Inc. .....................................    United States      40,900       654,400
 Chesapeake Energy Corp. .....................................    United States     170,000       329,375
aConoco, Inc., Class A........................................    United States      22,200       552,225
 Enron Oil and Gas Co. .......................................    United States      59,500       992,906
aGulf Canada Resources, Ltd. .................................       Canada         311,500     1,168,125
aNewfield Exploration Co......................................    United States      60,000     1,458,750
aNuevo Energy Co. ............................................    United States      44,000       932,250
aOcean Energy, Inc. ..........................................    United States      24,420       305,250
 Royal Dutch Petroleum Co., New York Shares...................     Netherlands       15,500       763,375
aTitan Exploration, Inc. .....................................    United States      51,600       303,150
 Ultramar Diamond Shamrock Corp. .............................    United States       8,800       237,050
 Unocal Corp. ................................................    United States      15,400       522,638
 YPF, SA, Sponsored ADR.......................................      Argentina        43,500     1,258,781
                                                                                               -----------
                                                                                               11,930,097
                                                                                               -----------
 Finance .9%
aUnited Rentals, Inc. ........................................    United States      13,000       349,375
                                                                                               -----------
 Industrial Services 21.3%
aThe AES Corp. ...............................................    United States      21,460       878,519
aAtwood Oceanics, Inc. .......................................    United States      19,800       556,875
aCal Dive International, Inc. ................................    United States      30,200       645,525
aCasella Waste Systems, Inc. .................................    United States      10,900       321,550
 Diamond Offshore Drilling, Inc. .............................    United States      23,000       705,813
 Halliburton Co. .............................................    United States      15,000       539,063
aMarine Drilling Cos., Inc. ..................................    United States      40,000       447,500
 Schlumberger, Ltd. ..........................................    United States      10,000       525,000
 Transocean Offshore, Inc. ...................................    United States      27,000       997,313
aTuboscope, Inc. .............................................    United States      43,600       539,550
aVarco International, Inc. ...................................    United States      80,200       867,163
aWeatherford International, Inc. .............................    United States      62,775     1,706,695
                                                                                               -----------
                                                                                                8,730,566
                                                                                               -----------
 Non-Energy Minerals 21.0%
 Aluminum Co. of America......................................    United States       5,400       427,950
 Barrick Gold Corp. ..........................................       Canada          28,000       598,500
aCanyon Resources Corp., wts., 3/20/99........................    United States       7,000            --
 Carpenter Technology Corp. ..................................    United States      12,900       452,306
 Companhia Vale do Rio Doce, Sponsored ADR....................       Brazil          15,900       239,920
 Compania de Minas Buenaventura, SA, Class B..................        Peru            1,236         7,425
 Compania de Minas Buenaventura, SA, Sponsored ADR............        Peru           37,149       455,075
 De Beers Consolidated Mines, AG, ADR.........................    South Africa       45,000       646,875
 Euro-Nevada Mining Corp. ....................................       Canada          53,900       839,683
 Franco-Nevada Mining Corp. ..................................       Canada          36,000       692,308
 Freeport-McMoRan Copper & Gold, Inc., Class A ...............    United States      11,700       139,669
 Non-Energy Minerals (cont.)
aIspat International, NV, New York Registered Shares..........     Netherlands       18,700     $ 139,081
 LTV Corp. ...................................................    United States      34,000       208,250
 Newmont Mining Corp. ........................................    United States      18,735       398,119
 Nucor Corp. .................................................    United States      11,400       516,563
 Placer Dome, Inc. ...........................................       Canada          42,600       670,950
 Pohang Iron & Steel Co., Ltd., Sponsored ADR.................     South Korea       32,500       585,000
 Potash Corp. of Saskatchewan, Inc. ..........................       Canada          11,385       789,834
 Rio Tinto, Plc. .............................................   United Kingdom      65,600       801,956
                                                                                               -----------
                                                                                                8,609,464
                                                                                               -----------
 Process Industries 11.5%
 Asia Pulp & Paper Co., Ltd., ADR.............................      Singapore        55,800       463,838
 Avery Dennison Corp. ........................................    United States      12,700       526,256
 Bemis Co., Inc. .............................................    United States       2,500        92,813
 Bowater, Inc. ...............................................    United States       7,100       289,769
 Champion International Corp. ................................    United States       7,400       236,338
 Du Pont (EI) De Nemours and Co. .............................    United States       4,000       230,000
aGibraltar Steel Corp. .......................................    United States      18,500       358,438
 International Paper Co. .....................................    United States       4,300       199,681
 Owens-Illinois, Inc. ........................................    United States      20,600       629,588
 Praxair, Inc. ...............................................    United States      21,200       853,300
 Sigma-Aldrich Corp. .........................................    United States      19,100       590,310
 Willamette Industries, Inc. .................................    United States       7,000       217,000
                                                                                               -----------
                                                                                                4,687,331
                                                                                               -----------
 Real Estate 4.1%
 Alexandria Real Estate Equities, Inc. .......................    United States      16,300       435,006
 Irvine Apartment Communities, Inc. ..........................    United States      17,500       459,375
 Kilroy Realty Corp. .........................................    United States      16,000       355,000
 Starwood Hotels & Resorts....................................    United States       7,300       206,681
 Storage Trust Realty.........................................    United States      10,700       240,081
                                                                                               -----------
                                                                                                1,696,143
                                                                                               -----------
 Utilities and Telecommunications 2.6%
 Enron Corp. .................................................    United States      16,700       880,925
 Montana Power Co. ...........................................    United States       3,900       168,919
                                                                                               -----------
                                                                                                1,049,844
                                                                                               -----------
 Total Common Stocks and Warrants (Cost $43,922,782) .........                                 37,052,820
                                                                                               -----------

 Convertible Preferred Stocks .8%
 Timet Capital Trust, 6.625%, cvt., pfd., 144A................    United States       4,600       113,846
 USX Corp., 6.75%, cvt., pfd. ................................    United States      14,000       218,750
                                                                                               -----------
 Total Convertible Preferred Stocks (Cost $526,650)...........                                    332,596
                                                                                               -----------
 Total Long Term Investments (Cost $44,449,432)...............                                 37,385,416
                                                                                               -----------

                                                                                                PRINCIPAL
 Franklin Natural Resources Fund                                                    COUNTRY       AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 cRepurchase Agreement 10.3%..................................
 Joint Repurchase Agreement, 5.350%, 11/02/98,
(Maturity Value, $4,232,867)
 (Cost $4,230,981) ...........................................                   United States  $4,230,981   $ 4,230,981
   Barclays Capital Group, Inc. (Maturity Value $435,071)
   Chase Securities, Inc. (Maturity Value $435,071)
   CIBC Wood Gundy Securities Corp. (Maturity Value $435,071)
   Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $435,071)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $435,071)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $317,228)
   Greenwich Capital Markets, Inc. (Maturity Value $435,071)
   NationsBanc Montgomery Securities, L.L.C. (Maturity Value $435,071)
   Paribas Corp. (Maturity Value $435,071)
   SBC Warburg Dillon Read, Inc. (Maturity Value $435,071)
    Collateralized by U.S. Treasury Bills and Notes                                                          ------------
 Total Investments (Cost $48,680,413) 101.7% .................                                                41,616,397
 Other Assets, less Liabilities (1.7%) .......................                                                  (709,181)
                                                                                                             ------------
 Net Assets 100.0% ...........................................                                               $40,907,216
                                                                                                             ============

aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Small Cap Growth Fund
                                                                              Class I
                                                 -------------------------------------------------------------------
                                                 Six Months Ended
                                                 October 31, 1998                Year Ended April 30,
                                                                   -------------------------------------------------
                                                    (unaudited)    1998      1997     1996       1995      1994
                                                 -------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..              $25.93       $18.96    $19.75    $14.90     $12.75    $10.22
                                                 -------------------------------------------------------------------
Income from investment operations:
 Net investment income ................                 .04          .07       .03       .01        .03       .03
 Net realized and unrealized gains (losses)           (6.21)        7.92       .04      6.23       3.14      2.94
                                                 -------------------------------------------------------------------
Total from investment operations.......               (6.17)        7.99       .07      6.24       3.17      2.97
                                                 -------------------------------------------------------------------
Less distributions from:
 Net investment income ................               --            (.09)     (.06)     (.01)      (.02)     (.04)
 Net realized gains ...................               --            (.93)     (.80)    (1.38)     (1.00)     (.40)
                                                 -------------------------------------------------------------------
Total distributions ...................               --           (1.02)     (.86)    (1.39)     (1.02)     (.44)
                                                 -------------------------------------------------------------------
Net asset value, end of period ........              $19.76       $25.93    $18.96    $19.75     $14.90    $12.75
                                                 ===================================================================
Total return*..........................              (23.79%)      43.09%      .14%    44.06%     27.05%    29.26%

Ratios/supplemental data
Net assets, end of period (000's) .....            $3,401,893   $3,957,972 $1,071,352 $444,912  $63,010    $23,915
Ratios to average net assets:
 Expenses .............................                 .97%**       .89%      .92%      .97%       .69%      .30%
 Expenses excluding waiver and payments
 by affiliate..........................                 .97%**       .89%      .92%     1.00%      1.16%     1.58%
 Net investment income ................                 .44%**       .32%      .10%      .09%       .25%      .24%
Portfolio turnover rate ...............               17.64%       42.97%    55.27%    87.92%    104.84%    89.60%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


Franklin Small Cap Growth Fund (cont.)
                                                                                     Class II
                                                                 ------------------------------------------------
                                                                 Six Months Ended
                                                                 October 31, 1998       Year Ended April 30,
                                                                                   ------------------------------
                                                                    (unaudited)    1998       1997      19961
                                                                 ------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................        $25.59      $18.78     $19.66    $17.94
                                                                 ------------------------------------------------
Income from investment operations:
 Net investment loss .........................................          (.02)       (.02)      (.05)     (.03)
 Net realized and unrealized gains (losses) ..................         (6.14)       7.76       (.03)     2.71
                                                                 ------------------------------------------------
Total from investment operations .............................         (6.16)       7.74       (.08)     2.68
Less distributions from net realized gains....................         --           (.93)      (.80)     (.96)
                                                                 ------------------------------------------------
Net asset value, end of period ...............................        $19.43      $25.59     $18.78    $19.66
                                                                 ================================================

Total return*.................................................        (24.04%)     42.06%      (.65%)   15.98%

Ratios/supplemental data
Net assets, end of period (000's) ............................       $643,993    $731,707   $146,164   $24,102
Ratios to average net assets:
 Expenses ....................................................          1.72%**     1.64%      1.69%     1.76%**
 Net investment loss .........................................          (.31%)**    (.42%)     (.70%)    (.69%)**
Portfolio turnover rate ......................................         17.64%      42.97%     55.27%    87.92%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period October 1, 1995 (effective date) to April 30, 1996.

FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


Franklin Small Cap Growth Fund (cont.)
                                                                                        Advisor Class
                                                                        -----------------------------------------
                                                                        Six Months Ended
                                                                        October 31, 1998    Year Ended April 30,
                                                                                           ----------------------
                                                                            (unaudited)     1998      19972
                                                                        -----------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................             $26.01     $18.97     $20.48
                                                                        -----------------------------------------
Income from investment operations:
 Net investment income ..........................................                .06        .09        .01
 Net realized and unrealized gains (losses) .....................              (6.22)      8.01      (1.52)
                                                                        -----------------------------------------
Total from investment operations ................................              (6.16)      8.10      (1.51)
                                                                        -----------------------------------------
Less distributions from:
 Net investment income ..........................................              --          (.13)     --
 Net realized gains .............................................              --          (.93)     --
                                                                        -----------------------------------------
Total distributions .............................................              --         (1.06)     --
                                                                        -----------------------------------------
Net asset value, end of period ..................................             $19.85     $26.01     $18.97
                                                                        =========================================

Total return*....................................................             (23.65%)    43.68%     (7.37%)

Ratios/supplemental data
Net assets, end of period (000's) ...............................            $140,772   $118,683   $18,777
Ratios to average net assets:
 Expenses .......................................................                .72%**     .64%       .69%**
 Net investment income ..........................................                .71%**     .58%       .30%**
Portfolio turnover rate .........................................              17.64%     42.97%     55.27%

*Total return is not annualized.
**Annualized.
2For the period January 2, 1997 (effective date) to April 30, 1997.


                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 1998 (unaudited)

  Franklin Small Cap Growth Fund                                                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------
  Common Stocks 87.9%
  Commercial Services 2.6%

  a24/7 Media, Inc. ......................................................          515,400   $ 5,894,888
  aAnswerThink Consulting Group, Inc. ....................................           75,000     1,448,438
  a,fApplied Graphics Technologies, Inc. .................................        1,369,000    16,342,438
  aLamar Advertising Co., Class A.........................................          502,800    15,696,813
  Norrell Corp. ..........................................................          931,100    12,628,044
  aNOVA Corp. ............................................................          688,800    19,889,100
  aPegasystems, Inc. .....................................................          456,300     4,819,669
  a,fRemedyTemp, Inc., Class A............................................          319,300     5,827,225
  a,fSOS Staffing Services, Inc. .........................................          872,400     7,360,875
  aSylvan Learning Systems, Inc. .........................................          687,900    21,238,913
                                                                                              ------------
                                                                                              111,146,403
                                                                                              ------------
  Consumer Durables .9%
  a,fActivision, Inc. ....................................................        1,344,400    14,200,225
  aElectronic Arts, Inc. .................................................          200,000     8,225,000
  fK2, Inc. ..............................................................          527,100     5,798,100
  aSola International, Inc. ..............................................          534,800    10,261,475
                                                                                              ------------
                                                                                               38,484,800
                                                                                              ------------
  Consumer Non-Durables 2.5%
  Alberto-Culver Co. .....................................................          900,000    21,712,500
  a,fConsolidated Cigar Holdings, Inc. ...................................          988,300    11,365,450
  aGerber Childrenswear, Inc. ............................................          360,000     3,060,000
  aNorth Face, Inc. ......................................................          486,400     5,806,400
  aTommy Hilfiger Corp. ..................................................          748,900    34,777,044
  a,fTropical Sportswear International Corp. .............................          413,200     8,264,000
  Wolverine World Wide, Inc. .............................................        1,550,500    20,253,406
                                                                                              ------------
                                                                                              105,238,800
                                                                                              ------------
  Consumer Services 3.7%
  aAMF Bowling, Inc. .....................................................          190,800       822,825
  aCumulus Media Inc., Class A ...........................................          760,000     7,980,000
  aDeVry, Inc. ...........................................................        1,064,800    23,425,600
  aFoodmaker, Inc. .......................................................          100,000     1,581,250
  a,fMarquee Group, Inc. .................................................        1,327,500     3,899,531
  fMeriStar Hospitality Corp. ............................................        2,330,000    43,105,000
  aMeriStar Hotels & Resorts, Inc. .......................................        1,330,000     3,158,750
  a,fPrime Hospitality Corp. .............................................        3,020,500    27,562,063
  aRio Hotel and Casino, Inc. ............................................        1,170,600    16,388,400
  aSFX Entertainment, Inc. ...............................................          550,000    17,393,750
  aVail Resorts, Inc. ....................................................          295,800     7,912,650
                                                                                              ------------
                                                                                              153,229,819
                                                                                              ------------
  Electronic Technology 16.6%
  a,fAdvanced Energy Industries, Inc. ....................................        1,619,000    21,249,375
  aBrio Technology, Inc. .................................................          321,300     2,650,725
  aCarrier Access Corp. ..................................................          173,000     3,330,250
  a,fCoherent, Inc. ......................................................        1,763,400    20,719,950
  Electronic Technology (cont.)
  aCom21, Inc. ...........................................................          492,300   $ 7,384,500
  aDupont Photomasks, Inc. ...............................................           24,400       884,500
  EG&G, Inc. .............................................................          107,800     2,708,475
  a,fEtec Systems, Inc. ..................................................        1,245,500    42,191,313
  aFlextronics International Ltd. ........................................          200,000    10,387,500
  a,fFLIR Systems, Inc. ..................................................        1,028,600    17,357,625
  aGemstar International Group Ltd. ......................................          983,300    53,712,763
  a,fH.T.E., Inc. ........................................................        1,330,800    13,474,350
  a,fHarmonic Lightwaves, Inc. ...........................................          694,900     7,600,469
  a,fItron, Inc. .........................................................        1,257,700     9,747,175
  aJabil Circuit, Inc. ...................................................          626,700    29,024,044
  a,fKomag, Inc. .........................................................        4,207,100    23,664,938
  a,fLadish Co., Inc. ....................................................          982,300     8,410,944
  aLevel One Communications, Inc. ........................................        1,400,000    36,837,500
  aMettler-Toledo International, Inc. ....................................        1,700,000    37,187,500
  a,fNatural Microsystems Corp. ..........................................          646,600     5,799,226
  fNewport Corp. .........................................................          512,500     7,303,125
  aNovellus Systems, Inc. ................................................        1,285,200    49,881,825
  a,fPerceptron, Inc. ....................................................          793,500     4,513,031
  aPhotronics, Inc. ......................................................          587,500    12,814,844
  aPMC-Sierra, Inc. ......................................................        1,065,300    47,805,338
  aPower Integrations, Inc. ..............................................          500,000     8,000,000
  a,fRainbow Technologies, Inc. ..........................................          901,500    12,733,688
  aSanmina Corp. .........................................................          568,200    23,296,200
  a,fSecurity Dynamics....................................................        2,445,000    25,061,250
  a,fSpectralink Corp. ...................................................          866,800     2,058,650
  a,fSpectra-Physics Lasers, Inc. ........................................        1,016,300     7,590,541
  aTekelec................................................................        2,583,500    46,341,531
  a,fTranscrypt International, Inc. ......................................          547,100     1,778,075
  aTriStar Aerospace Co. .................................................          490,700     5,029,675
  aWaters Corp. ..........................................................          769,800    56,580,300
  aWestern Digital Corp. .................................................          324,300     3,405,150
  aXylan Corp. ...........................................................        1,580,000    25,280,000
                                                                                              ------------
                                                                                              693,796,345
                                                                                              ------------
  Energy Minerals 4.3%
  a,fBarrett Resources Corp. .............................................        1,790,900    42,198,081
  aDenbury Resources, Inc. ...............................................        1,003,800     6,587,438
  Devon Energy Corp. .....................................................          331,500    11,229,563
  a,fNewfield Exploration Co. ............................................        2,338,600    56,857,213
  aNuevo Energy Co. ......................................................          635,900    13,473,131
  fRange Resources Corp. .................................................        1,990,000    11,318,125
  aTitan Exploration, Inc. ...............................................        1,645,700     9,668,488
  a,fTom Brown, Inc. .....................................................        2,095,800    30,127,125
                                                                                              ------------
                                                                                              181,459,164
                                                                                              ------------

  Finance 9.6%
  aAffiliated Managers Group, Inc. .......................................          712,500  $ 15,853,125
  aAmerin Corp. ..........................................................          992,000    21,204,000
  Bank United Corp. ......................................................          199,700     7,956,807
  aE*TRADE Group, Inc. ...................................................          700,000    12,600,000
  Espirito Santo Financial Group, SA (Luxembourg).........................        1,324,600    22,352,625
  EVEREN Capital Corp. ...................................................          660,600    13,459,725
  fExecutive Risk, Inc. ..................................................          731,700    34,755,750
  Federated Investors, Inc. ..............................................        1,408,800    25,270,350
  Financial Security Assurance Holdings Ltd. .............................          919,300    45,792,631
  Freedom Securities Corp. ...............................................          396,800     5,406,400
  aGolden State Bancorp, Inc. ............................................        1,788,700    34,320,681
  HCC Insurance Holdings, Inc. ...........................................          556,500     9,982,219
  aHealthCare Financial Partners, Inc. ...................................          663,900    20,331,938
  Heller Financial, Inc. .................................................          681,500    16,356,000
  Life Real Estate Corp. .................................................          265,600    24,783,800
  Life USA Holding, Inc. .................................................          586,100     7,289,619
  Reinsurance Group of America............................................          449,700    24,789,713
  aRisk Capital Holdings, Inc. ...........................................          751,900    15,601,925
  Scor (France)...........................................................          311,000    17,830,592
  a,fSilicon Valley Bancshares............................................        1,293,600    26,518,800
                                                                                              ------------
                                                                                              402,456,700
                                                                                              ------------
  aHealth Services 5.3%
  fAccess Health, Inc. ...................................................          975,750    35,005,031
  American Dental Partners, Inc. .........................................          291,200     2,984,800
  Medaphis Corp. .........................................................        1,977,800     6,427,850
  New American Healthcare Corp. ..........................................          540,000     5,737,500
  PAREXEL International Corp. ............................................        1,000,000    22,062,500
  fPediatrix Medical Group, Inc. .........................................        1,076,500    50,191,813
  fPharmaceutical Product Development, Inc. ..............................        1,300,000    35,100,000
  PhyCor, Inc. ...........................................................        1,000,000     7,250,000
  Renal Care Group, Inc. .................................................        1,303,800    37,973,175
  Total Renal Care Holdings, Inc. ........................................          515,666    12,633,817
  Transitions Systems, Inc. ..............................................          507,300     5,294,944
                                                                                              ------------
                                                                                              220,661,430
                                                                                              ------------
  Health Technology 4.2%
  aCurative Health Services, Inc. ........................................          250,000     6,812,500
  a,fDepoTech Corp. ......................................................          798,500     1,172,837
  aHeska Corp. ...........................................................          675,300     3,334,294
  a,fInhale Therapeutic Systems...........................................          811,000    21,288,750
  Mentor Corp. ...........................................................          496,200     8,435,400
  Mylan Laboratories, Inc. ...............................................          361,216    12,439,376
  aNeurogen Corp. ........................................................          492,000     6,703,500
  aOrthoLogic Corp. ......................................................        1,250,000     3,906,250
  a,fSerologicals Corp. ..................................................        2,072,700    46,894,838
  The Cooper Companies, Inc. .............................................          250,000     5,937,500
  Health Technology (cont.)
  aUniphase Corp. ........................................................        1,022,000  $ 50,589,000
  aZonagen, Inc. .........................................................          448,800     7,124,700
                                                                                              ------------
                                                                                              174,638,945
                                                                                              ------------
  Industrial Services 5.2%
  a,fAtwood Oceanics, Inc. ...............................................        1,216,600    34,216,875
  a,fCatalytica, Inc. ....................................................        2,199,233    35,737,536
  a,fCore Laboratories, NV (Netherlands)..................................        1,657,400    37,395,088
  aMarine Drilling Cos., Inc. ............................................        1,062,400    11,885,600
  aTuboscope, Inc. .......................................................        2,000,000    24,750,000
  a,fU.S. Liquids, Inc. ..................................................        1,103,900    16,696,488
  fVarco International, Inc. .............................................        5,162,500    55,819,531
                                                                                              ------------
                                                                                              216,501,118
                                                                                              ------------
  Non-Energy Minerals .7%
  Carpenter Technology Corp. .............................................          874,500    30,662,156
                                                                                              ------------
  Process Industries .4%
  ChemFirst, Inc. ........................................................          764,900    14,819,938
  Optical Coating Laboratory, Inc. .......................................          200,000     3,325,000
                                                                                              ------------
                                                                                               18,144,938
                                                                                              ------------
  Producer Manufacturing 2.8%
  aCable Design Technologies .............................................          400,000     6,600,000
  aGentex Corp. ..........................................................        2,271,400    33,361,188
  a,fGibraltar Steel Corp. ...............................................        1,012,800    19,623,000
  JLG Industries, Inc. ...................................................        1,262,700    20,913,469
  Reliance Steel & Aluminum Co. ..........................................          580,000    17,943,750
  Roper Industries, Inc. .................................................        1,033,800    18,414,563
                                                                                              ------------
                                                                                              116,855,970
                                                                                              ------------
  Real Estate 3.8%
  Arden Realty, Inc. .....................................................        1,330,400    28,769,900
  Camden Property Trust ..................................................        1,200,000    32,250,000
  Colonial Properties Trust ..............................................          303,400     8,343,500
  Cornerstone Properties, Inc. ...........................................           43,000       666,500
  FelCor Lodging Trust, Inc. .............................................          687,300    16,194,506
  Glenborough Realty Trust, Inc. .........................................          702,700    15,064,131
  fInnkeepers USA Trust ..................................................        2,102,800    24,182,200
  Omega Healthcare Investors, Inc. .......................................          150,000     4,650,000
  SL Green Realty Corp. ..................................................          394,100     7,463,269
  Storage Trust Realty....................................................          704,700    15,811,706
  Winston Hotels, Inc. ...................................................          490,500     4,199,906
                                                                                              ------------
                                                                                              157,595,618
                                                                                              ------------
 Retail Trade .6%
  aGuitar Center, Inc. ...................................................          556,800     9,535,200
  aSoftware.net Corp. ....................................................          455,000     4,208,750

  Retail Trade (cont.)
  Talbots, Inc. ..........................................................          476,900  $ 10,819,669
  a,fWest Marine, Inc. ...................................................          155,600     1,098,925
                                                                                              ------------
                                                                                               25,662,544
                                                                                              ------------
  aTechnology Services 17.4%
  Affiliated Computer Services, Inc., Class A.............................        1,662,300    61,505,100
  Aspen Technology, Inc. .................................................          489,200     6,848,800
  BroadVision, Inc. ......................................................          773,100    11,596,500
  Cambridge Technology Partners, Inc. ....................................          622,100    13,763,963
  Check Point Software Technologies Ltd. (Israel).........................          316,500     7,200,375
  Concord Communications, Inc. ...........................................          400,000    14,850,000
  Documentum, Inc. .......................................................          611,600    20,794,400
  EarthLink Network, Inc. ................................................          400,000    15,400,000
  Entrust Technologies, Inc. .............................................        1,307,200    21,732,200
  Envoy Corp. ............................................................          596,800    17,605,600
  Equant NV (Netherlands).................................................          226,200     9,896,250
  Evolving Systems, Inc. .................................................          100,000       168,750
  Excite, Inc. ...........................................................          400,000    15,425,000
  Genesys Telecommunications Laboratories, Inc. ..........................          535,000    14,043,750
  Harbinger Corp. ........................................................        1,694,100    11,223,413
  HNC Software, Inc. .....................................................        1,279,900    43,036,638
  i2 Technologies, Inc. ..................................................        1,447,600    26,961,550
  Information Advantage, Inc. ............................................        1,005,400     5,969,563
  Inprise Corp. ..........................................................        1,000,000     4,937,500
  fIntegrated Systems, Inc. ..............................................        2,091,300    23,527,125
  International Network Services..........................................          903,700    38,407,250
  InterVU, Inc. ..........................................................          150,000     1,218,750
  Intuit, Inc. ...........................................................        1,015,400    51,277,700
  fMicromuse, Inc. .......................................................        1,110,000    18,939,375
  MicroStrategy Inc. .....................................................           57,000     1,389,375
  Network Associates, Inc. ...............................................          212,363     9,025,428
  fOmtool, Ltd. ..........................................................          739,300     2,125,488
  Sapient Corp. ..........................................................          650,800    29,326,675
  Sterling Commerce, Inc. ................................................          225,058     7,933,295
  Synopsys, Inc. .........................................................        1,405,000    63,576,250
  Transaction Systems Architects, Inc. ...................................          658,900    23,782,205
  USWeb Corp. ............................................................          750,000    10,781,250
  Vantive Corp. ..........................................................        1,223,500     8,946,844
  VERITAS Software Corp. .................................................          611,700    30,661,463
  Visio Corp. ............................................................          350,000     9,318,750
  Whittman-Hart, Inc. ....................................................          525,000    10,434,358
  fWind River Systems, Inc. ..............................................        1,439,000    63,046,188
                                                                                              ------------
                                                                                              726,677,121
                                                                                              ------------
  Transportation 3.1%
  Air Express International Corp. ........................................          911,000    19,131,000
a,fAtlantic Coast Airlines, Inc.                                                  1,400,000    33,600,000
  Transportation (cont.)
  C.H. Robinson Worldwide, Inc. ..........................................        1,046,200  $ 23,212,563
  Circle International Group, Inc. .......................................          201,100     4,034,569
  fExpeditors International of Washington, Inc. ..........................        1,281,100    43,397,263
  a,fMesa Air Group, Inc. ................................................        1,617,200     8,187,075
                                                                                              ------------
                                                                                              131,562,470
                                                                                              ------------
  aUtilities and Telecommunications 4.2%
  ICG Communications, Inc. ...............................................        1,599,100    33,081,381
  Intermedia Communications, Inc. ........................................        1,782,600    32,978,100
  Millicom International Cellular, SA (Luxembourg)........................        1,041,800    34,770,075
  Paging Network, Inc. ...................................................        2,017,200    11,094,600
  fPrimus Telecommunications Group, Inc. .................................        1,406,100    15,554,981
  fRural Cellular Corp., Class A..........................................          700,800     8,409,600
  fWestern Wireless Corp., Class A........................................        1,969,200    39,876,300
                                                                                              ------------
                                                                                              175,765,037
                                                                                              ------------
  Total Common Stocks (Cost $4,066,613,577)...............................                  3,680,539,378
                                                                                              ------------

                                                                                  PRINCIPAL
                                                                                   AMOUNT
                                                                                  ----------
  Convertible Bonds .4%
  Consumer Services
  aAMF Bowling Inc., zero coupon, cvt., 144A, 5/12/18.....................      $ 12,900,000        1,144,875
                                                                                               ---------------
  Electronic Technology .1%
  aWestern Digital Corp., cvt. sub. deb., 144A, zero coupon, 2/18/18......        23,800,000        5,117,000
                                                                                               ---------------
  Technology Services .2%
  Activision Inc., cvt. sub. notes, 144A, 6.75%, 1/01/05 .................         4,900,000        4,287,500
  Wind River Systems, cvt. sub. notes, 144A, 5.00%, 8/01/02 ..............         3,100,000        3,332,500
                                                                                               ---------------
                                                                                                    7,620,000
                                                                                               ---------------
  Transportation .1%
  Atlantic Coast Airlines, cvt. sub. notes, 144A, 7.00%, 7/01/04 .........           500,000        1,345,625
                                                                                               ---------------
  Total Convertible Bonds (Cost $20,291,502)..............................                         15,227,500
                                                                                               ---------------
  Total Long Term Investments (Cost $4,086,905,079) ......................                      3,695,766,878
                                                                                               ---------------

  cRepurchase Agreement 15.6%
  Joint Repurchase Agreement, 5.350%, 11/02/98,
    (Maturity Value $655,835,067) (Cost $655,542,812).....................      $655,542,812    $ 655,542,812
   Barclays Capital Group, Inc. (Maturity Value $67,409,393)
   Chase Securities, Inc. (Maturity Value $67,409,393)
   CIBC Wood Gundy Securities Corp. (Maturity Value $67,409,393)
   Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $67,409,393)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $67,409,393)
   Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $49,150,530)
   Greenwich Capital Markets, Inc. (Maturity Value $67,409,393)
   NationsBanc Montgomery Securities, L.L.C. (Maturity Value $67,409,393)
   Paribas Corp. (Maturity Value $67,409,393)
   SBC Warburg Dillon Read, Inc. (Maturity Value $67,409,393)
  Collateralized by U.S. Treasury Bills and Notes                                              ---------------
  Total Investments (Cost $4,742,447,891) 103.9% .........................                      4,351,309,690
  Other Assets, less Liabilities (3.9%) ..................................                       (164,651,611)
                                                                                               ---------------
  Net Assets 100.0% ......................................................                     $4,186,658,079
                                                                                               ===============

aNon-income producing.
cSee Note 1(c) regarding joint repurchase agreement.
fSee Note 9 regarding holding of 5% voting securities.


FRANKLIN STRATEGIC SERIES
Financial Highlights

Franklin Strategic Income Fund
                                                                                  Class I
                                                       ----------------------------------------------------------
                                                       Six Months Ended
                                                       October 31, 1998              Year Ended April 30,
                                                                         ----------------------------------------
                                                          (unaudited)     1998       1997       1996      19951
                                                       ----------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................      $11.24        $10.86    $10.77     $10.18    $10.00
                                                       ----------------------------------------------------------
Income from investment operations:
 Net investment income...............................         .43           .87       .93        .85       .70
 Net realized and unrealized gains (losses) .........        (.78)          .50       .39        .67       .15
                                                       ----------------------------------------------------------
Total from investment operations ....................        (.35)         1.37      1.32       1.52       .85
                                                       ----------------------------------------------------------
Less distributions from:
 Net investment income ..............................        (.42)         (.90)     (.96)      (.82)     (.67)
 Net realized gains .................................       --             (.09)     (.27)      (.11)    --
                                                       ----------------------------------------------------------
Total distributions .................................        (.42)         (.99)    (1.23)      (.93)     (.67)
                                                       ----------------------------------------------------------
Net asset value, end of period ......................      $10.47        $11.24    $10.86     $10.77    $10.18
                                                       ==========================================================

Total return*........................................       (3.11%)       13.10%    12.64%     15.59%     8.94%

Ratios/supplemental data
Net assets, end of period (000's) ...................      $218,226     $166,633   $34,864   $13,022    $6,736
Ratios to average net assets:
 Expenses ...........................................         .50%**        .25%      .23%       .25%      .25%**
 Expenses excluding waiver and payments by affiliate           1.04%**     1.05%     1.05%      1.08%     1.38%**
 Net investment income ..............................        7.92%**       7.65%     8.60%      8.53%     7.93%**
Portfolio turnover rate .............................       23.89%        47.47%   114.26%     73.95%    68.43%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period May 24, 1994 (effective date) to April 30, 1995.


FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)


Franklin Strategic Income Fund (cont.)
                                                                                               Class II
                                                                                           -----------------
                                                                                           Six Months Ended
                                                                                           October 31, 19982
                                                                                              (unaudited)
                                                                                           -----------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................................         $11.19
                                                                                           -----------------
Income from investment operations:
 Net investment income .................................................................            .36
 Net realized and unrealized losses ....................................................           (.75)
                                                                                           -----------------
Total from investment operations .......................................................           (.39)
                                                                                           -----------------
Less distributions from net investment income ..........................................           (.33)
                                                                                           -----------------
Net asset value, end of period..........................................................         $10.47
                                                                                           =================
Total return*...........................................................................          (3.50%)

Ratios/supplemental data
Net assets, end of period (000's) ......................................................        $22,117
Ratios to average net assets:
 Expenses ..............................................................................            .91%**
 Expenses excluding waiver and payments by affiliate ...................................           1.45%**
 Net investment income .................................................................           7.51%**
Portfolio turnover rate ................................................................          23.89%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
2For the period May 1, 1998 (effective date) to October 31,1998.


                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 1998 (unaudited)

                                                                                                   SHARES/
  Franklin Strategic Income Fund                                             COUNTRY              WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------------
 aCommon Stocks, Warrants and Rights
  Gulf States Steel, warrants.................................            United States              200          $ 200
  Loral Space & Communications, Ltd., warrants................            United States              300          2,694
  Venezuela Oil Value Recovery, rights........................              Venezuela              3,035             --
                                                                                                            -----------
  Total Common Stocks, Warrants and Rights (Cost $3,731)......                                                    2,894
                                                                                                            -----------
  Preferred Stocks .2%
  aCSC Holdings, Inc., 11.125% pfd. ..........................            United States            1,331        144,412
  Fresenius Medical Care, 9.00% pfd. .........................               Germany                 100         99,500
  Sinclair Capital, 11.625% pfd. .............................            United States            3,000        309,750
                                                                                                            -----------
  Total Preferred Stocks (Cost $499,966)......................                                                  553,662
                                                                                                            -----------
  Convertible Preferred Stocks 4.5%
  El Paso Energy, 4.75% cvt. pfd. ............................            United States           32,000      1,552,000
  Host Marriott Financial Trust, 6.75%, cvt. pfd. ............            United States           40,000      1,615,000
  MediaOne Group, Inc., 6.25% cvt. pfd. ......................            United States           33,800      1,820,975
  Protective Life Capital Trust II, 6.50% cvt. pfd..............          United States           12,100        753,225
  Ralston Purina Co., 7.00% cvt. pfd. ........................            United States            9,300        460,931
  Salomon, Inc., 6.25% cvt. pfd. .............................            United States            6,700        330,813
  Texas Utilities Co., 9.25% cvt. pfd. .......................            United States           40,000      2,255,000
  Triathlon Broadcasting, 9.00% cvt. pfd. ....................            United States           20,000        193,750
  Union Pacific Capital Trust, 6.25% cvt. pfd. ...............            United States           40,000      1,860,000
                                                                                                            -----------
  Total Convertible Preferred Stocks (Cost $11,083,904).......                                               10,841,694
                                                                                                            -----------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT*
                                                                                                ---------
  Bonds 29.5%
  Commercial Services 1.0%
  Ameriserv Food Co., senior sub. notes, 10.125%, 7/15/07.....            United States      $ 1,000,000        815,000
  Ameriserv Food Distribution, senior notes, 8.875%, 10/15/06.            United States          500,000        426,250
  Big Flower Press Holdings, senior disc. notes, 8.875%, 7/01/07          United States          300,000        290,250
  Iron Mountain, Inc., senior sub. notes, 8.75%, 9/30/09 .....            United States          350,000        348,250
  Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07...            United States          500,000        522,500
                                                                                                            -----------
                                                                                                              2,402,250
                                                                                                            -----------
  Consumer Durables .9%
  AMF Group, Inc., senior disc. notes, zero coupon to 3/15/00,
    12.25%  thereafter, 3/15/06 ..............................            United States        1,118,000        542,230
  Revlon Consumer Products Corp., senior sub. notes,
  8.625%, 2/01/08 .............................................           United States        1,500,000      1,361,250
  Sealy Corp., senior sub. notes, 9.875%, 12/15/07............            United States          200,000        180,000
  Sealy Corp., zero coupon to 12/15/02, 10.875% thereafter, 12/15/07      United States          300,000        168,000
                                                                                                            -----------
                                                                                                              2,251,480
                                                                                                            -----------
  Consumer Non-Durables .2%
  Compania Alimentos Fargo, senior notes, 144A, 13.25%, 8/1/08              Argentina            500,000        300,000
  Doane Products Co., senior notes, 10.625%, 3/01/06 .........            United States          100,000        116,084
                                                                                                            -----------
                                                                                                                416,084
                                                                                                            -----------

  Consumer Services 6.7%
  Chancellor Media Corp., senior sub notes, 144A, 9.00%, 10/01/08         United States      $ 1,000,000   $  1,010,000
  Chancellor Media Corp., senior sub. notes, 8.75%, 6/15/07...            United States          500,000        495,000
  CSC Holdings, Inc., 9.875%, 4/01/23.........................            United States        1,750,000      1,881,250
  Diamond Cable Communications, Plc., senior disc. notes,
    zero coupon to 2/15/02,  10.75% thereafter, 2/15/07.......           United Kingdom          150,000         95,063
  Diamond Cable Communications Plc., senior disc. notes,
    zero coupon to 12/15/00,   11.75% thereafter, 12/15/05....           United Kingdom          150,000        113,250
  Diamond Holdings Plc., 9.125%, 2/01/08......................           United Kingdom        1,000,000        932,500
  Fox Family Worldwide, Inc., senior disc. notes,
    zero coupon to 11/01/02,   10.25% thereafter, 11/01/07....            United States          150,000         89,250
  Fox/Liberty Networks, LLC., senior disc. notes,
    zero coupon to 8/15/02,  9.75% thereafter, 8/15/07........            United States        2,000,000      1,305,000
  LA Petite Academy Inc., Series B, 10.00%, 5/15/08...........            United States        1,500,000      1,462,500
  Lin Holdings Corp. senior disc. notes,
    zero coupon to 3/1/03, 10.00%   thereafter, 3/1/08........            United States        1,500,000        971,250
  Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07    United States        2,000,000      1,900,000
  Regal Cinemas, Inc., senior sub. notes, 144A, 9.50%, 6/01/08            United States        2,000,000      1,965,000
  Sinclair Broadcast Group Inc., senior sub notes, 8.75%, 12/15/07        United States        1,700,000      1,632,000
  Six Flags Entertainment., senior notes, 8.875%, 4/01/06.....            United States          600,000        602,250
  Telewest, Plc., senior deb., zero coupon to 10/01/00,
    11.00% thereafter, 10/01/07...............................           United Kingdom        2,000,000      1,600,000
                                                                                                            -----------
                                                                                                             16,054,313
                                                                                                            -----------
  Energy Minerals 2.2%
  Abraxas Petroleum Corp., senior notes, Series B, 11.50%, 11/01/04       United States          880,000        682,000
  Chesapeake Energy Corp., senior notes, Series B, 9.625%, 5/1/05         United States          300,000        256,500
  Clark R&M, Inc., senior sub. notes, 8.875%, 11/15/07........            United States        1,000,000        855,000
  Conproca, SA, S.F., secured senior notes, 144A, 12.00%, 6/16/10             Mexico           1,800,000      1,566,000
  Nuevo Energy Co., senior sub notes, Series B, 8.875%, 6/1/08            United States          400,000        398,000
  P & L Coal Holdings Corp., senior sub. notes, 144A, 9.625%, 5/15/08     United States        1,500,000      1,492,500
                                                                                                            -----------
                                                                                                              5,250,000
                                                                                                            -----------
  Finance .4%
  Homeside Finance, Inc., senior notes, Series B, 11.25%, 5/15/03         United States          100,000        117,500
  Pera Financial Services, secured notes, 9.375%, 10/15/02 ...               Turkey            1,000,000        695,000
  Pera Financial Services, secured notes, 9.375%, 10/15/02 ...               Turkey              160,000        111,200
                                                                                                            -----------
                                                                                                                923,700
                                                                                                            -----------
  Health Services 1.5%
  Fresenius Medical Care, 7.875%, 2/1/08......................               Germany           1,000,000        935,000
  Magellan Health Services, Inc., senior sub. notes, 9.00%, 2/15/08       United States        1,000,000        832,500
  Pharmerica, Inc., senior sub. notes, 8.375%, 4/01/08........            United States          350,000        302,750
  Tenet Healthcare Corp., senior sub. notes, 8.625%, 1/15/07..            United States          200,000        209,000
  Vencor Operating Inc., senior sub notes, 9.875%, 5/1/05.....            United States        1,500,000      1,200,000
                                                                                                            -----------
                                                                                                              3,479,250
                                                                                                            -----------
  Industrial Services .1%
  Dailey International, Inc., senior sub. notes, Series B, 9.50%, 2/15/08 United States          300,000        136,500
                                                                                                            -----------
  Non-Energy Minerals .4%
  LTV Corp., senior notes, 8.20%, 9/15/07.....................            United States      $ 1,000,000      $ 950,000
                                                                                                            -----------
  Process Industries 3.7%
  Anchor Glass, first mortgage notes, 11.25%, 4/01/05.........            United States          300,000        308,250
  Anchor Glass Container, senior notes, 9.875%, 3/15/08.......            United States          700,000        679,000
  Ball Corp., senior notes, 144A, 7.75%, 8/01/06..............            United States          500,000        520,000
  Ball Corp., senior sub.notes, 144A, 8.25%, 8/01/08..........            United States          350,000        363,125
  Four M Corp., senior notes, Series B, 12.00%, 6/01/06.......            United States          200,000        151,000
  Graham Packaging Corp., senior sub. notes, 8.75%, 1/15/08...            United States          200,000        187,500
  Graham Packaging Corp., senior disc. notes,
    zero coupon to 1/15/03,10.75%   thereafter, 1/15/09.......            United States        1,700,000      1,045,500
  Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07.....            United States        1,000,000        945,000
  Pillowtex Corp., senior sub. Notes, 9.00%, 12/18/07.........            United States        2,000,000      2,030,000
  Pindo Deli Finance Mauritius, Ltd., senior notes, 10.25%, 10/01/02        Indonesia            700,000        372,750
  Purina Mills Inc., senior sub notes, 144A, 9.00%, 3/15/10...            United States          600,000        589,500
  Repap New Brunswick, senior notes, 9.00%, 6/1/04............               Canada              700,000        651,000
  Universal Compression Inc., senior disc. notes,
     zero coupon to 2/15/03,  9.875% thereafter, 2/15/08......            United States        1,250,000        693,750
  Windmere - Durable holdings, senior sub notes, 10.00%, 7/31/08          United States          500,000        427,500
                                                                                                            -----------
                                                                                                              8,963,875
                                                                                                            -----------
  Producer Manufacturing 3.3%
  Aetna Industries, Inc., senior notes, 11.875%, 10/01/06.....            United States          200,000        203,000
  Allied Waste Industries, Inc., senior disc. notes,
    zero coupon to 6/01/02,  11.30% thereafter, 6/01/07.......            United States          500,000        375,000
  Cambridge Industries, Inc., senior sub. notes, 10.25%, 7/15/07          United States          600,000        544,500
  Collins & Aikman Products, senior sub. notes, 11.50%, 4/15/06           United States          100,000         99,500
  Falcon Building Products, Inc., senior disc. sub. notes, Series B,
    zero coupon   to 6/15/02, 10.50% thereafter, 6/15/07......            United States          250,000        125,000
  Falcon Building Products, Inc., senior sub. notes,                      United States        1,000,000        827,500
   Series B, 9.50%, 6/15/07
 a,dHarvard Industries, Inc., senior notes, 11.125%, 8/01/05..            United States          300,000         48,000
  International Comfort Products, senior notes, Series B, 8.625%, 5/15/08 United States        1,500,000      1,440,000
  Intertek Finance, Plc., senior sub. notes, Series B, 10.25%, 11/01/06  United Kingdom          100,000         90,500
  LES, Inc., senior sub. notes, 144A, 9.25%, 6/01/08 .........            United States        1,350,000      1,350,000
  LDM Technologies, Inc., senior sub. notes, 10.75%, 1/15/07..            United States          200,000        178,000
  Nortek, Inc., senior notes, 144A, 8.875%, 8/01/08...........            United States          500,000        485,000
  Nortek, Inc., senior notes, Series B, 9.125%, 9/01/07.......            United States          300,000        294,000
  Oshkosh Truck Corp., senior sub. notes 8.75%, 3/01/08.......            United States          400,000        370,000
  Talon Automotive Group, senior sub. Notes, Series B, 9.625%, 5/1/08     United States          800,000        708,000
  Terex Corp., senior sub notes, 8.875%, 4/1/08...............            United States        1,000,000        910,000
                                                                                                            -----------
                                                                                                              8,048,000
                                                                                                            -----------
  Retail Trade .3%
  Fleming Cos., Inc., senior sub. notes, 10.50%, 12/01/04.....            United States          500,000        467,500
  Shoppers Food Warehouse, senior notes, 9.75%, 6/15/04.......            United States          125,000        133,125
  Specialty Retailers, Inc., senior notes, 8.50%, 7/15/05.....            United States          250,000        231,250
                                                                                                            -----------
                                                                                                                831,875
                                                                                                            -----------
  Transportation .7%
  American Commercial Lines, 144A, 10.25%, 6/30/08............            United States      $ 1,000,000      $ 980,000
  Ultrapetrol Ltd., mortgage notes, 10.50%, 4/1/08............               Bahamas           1,000,000        630,000
                                                                                                            -----------
                                                                                                              1,610,000
                                                                                                            -----------
  Utilities and Telecommunications 8.1%
  AES Corp., senior sub. notes, 8.50%, 11/01/07...............            United States          750,000        708,750
  AES China Generating Co., Ltd., senior notes, 10.125%, 12/15/06            Bermuda             100,000         57,750
  Allegiance Telecom, Inc., senior disc. notes, Series B, zero
   coupon to 2/15/03,11.75%, thereafter, 2/15/08..............            United States        2,000,000        810,000
  Arch Communications Group, Inc., senior disc. notes, zero coupon
   to 3/15/01, 10.875% thereafter, 3/15/08....................            United States          300,000        111,000
  Comcast Cellular, senior notes, Series B, 9.50%, 5/01/07....            United States          400,000        414,000
  ESI Tractebel Acq. Corp., 7.99%, 12/30/11...................            United States          250,000        233,452
  Flag Ltd, senior notes, 8.250%, 1/30/08.....................               Bermuda             200,000        186,000
  IXC Communications Inc., senior sub. notes, 9.00%, 4/15/08..            United States          650,000        641,875
  IntelCom Group, Inc., senior disc. notes, zero coupon to
    5/01/01, 12.50% thereafter, 5/01/06 ......................            United States        2,250,000      1,552,500
  Intermedia Communications, senior disc. notes, Series B,
    zero coupon to 7/15/02,  11.25% thereafter, 7/15/07.......            United States        2,000,000      1,330,000
  Iridium L.L.C., senior notes, Series D, 10.875%, 7/15/05....            United States        2,000,000      1,520,000
  Level 3 Communications, senior notes, 9.125%, 5/1/08........            United States        2,000,000      1,890,000
  Metrocall, Inc., senior sub. notes, 9.75%, 11/01/07.........            United States        1,000,000        915,000
  Microcell Telecommunication, senior disc. notes, Series B,
    zero coupon to 12/01/01,   14.00% thereafter, 6/01/06.....               Canada              600,000        387,000
  Millicom International Cellular, SA, senior disc. notes,
    zero coupon to 6/01/01, 13.50% thereafter, 6/01/06........             Luxembourg            300,000        180,000
  Netia Holdings B.V., senior notes,10.25%, 11/01/07..........               Poland              200,000        154,500
  Netia Holdings BV, senior disc. notes, zero coupon to 11/01/01,11.25%
     thereafter, 11/01/07.....................................               Poland              500,000        256,250
  Nextel Communications, senior disc. notes, zero coupon to
     10/31/02, 9.75% thereafter, 10/31/07.....................            United States          500,000        280,000
  Nextel Communications, senior disc. notes, zero coupon to
     2/15/99, 9.75% thereafter, 8/15/04.......................            United States          500,000        470,000
  Nextel Communications, senior disc. notes, zero coupon to
     2/15/03, 9.95% thereafter, 2/15/08.......................            United States        1,300,000        708,500
  Nextlink Communications, Inc., senior notes, 9.625%, 10/01/07           United States          250,000        232,500
  Nextlink Communications, Inc., senior notes, 9.00%, 3/15/08.            United States          750,000        686,250
  Nextlink Communications, Inc., senior disc. notes, zero coupon
     to 4/15/03, 9.45% thereafter 4/15/08.....................            United States          650,000        354,250
  Niagara Mohawk Power Corp., senior disc. notes, Series H,
    zero coupon to 7/01/03,   8.50% thereafter, 7/01/10.......            United States        1,500,000      1,106,250
  Orion Network Systems, Inc., SA, senior disc. notes
     zero coupon to 1/15/02,   12.50% thereafter, 1/15/07.....            United States          300,000        178,500
  Paging Network, Inc., senior sub. notes, 10.125%, 8/01/07...            United States          400,000        392,000
  RSL Communications Plc., senior disc. notes, 144A,
     zero coupon to 3/01/03,   10.125% thereafter, 3/1/08.....           United Kingdom        1,000,000        500,000
  Sprint Spectrum, L.P., senior disc. notes, zero coupon to
     8/01/01, 12.50% thereafter, 8/15/06......................            United States          300,000        263,250
  Utilities and Telecommunications (cont.)
  Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06.......            United States      $ 2,000,000    $ 2,250,000
  Triton Communications L.L.C., senior disc. notes, 144A,
     zero coupon to 5/1/03,  thereafter 11%, 5/1/08...........            United States        1,750,000        700,000
                                                                                                            -----------
                                                                                                             19,469,577
                                                                                                            -----------
  Total Bonds (Cost $77,627,147)..............................                                               70,786,904
                                                                                                            -----------
  Convertible Bonds 2.5%
  Electronic Technology .4%
  Dovatron International, Inc., cvt., sub. notes, 6.00%, 10/15/02         United States        1,000,000        955,000
                                                                                                            -----------
  Finance .4%
  Macerich Co., cvt., sub. deb., 144A, 7.25%, 12/15/02........            United States        1,000,000        955,000
                                                                                                            -----------
  Health Services .9%
  Omnicare, Inc., cvt., 5.00%, 12/01/07.......................            United States        2,000,000      2,150,000
                                                                                                            -----------
  Industrial Services .8%
  Diamond Offshore Drilling, Inc., cvt., 3.75%, 2/15/07.......            United States        2,000,000      2,007,500
                                                                                                            -----------
  Total Convertible Bonds (Cost $6,214,493)...................                                                6,067,500
                                                                                                            -----------
  Other Mortgages 2.3%
  MLMI, 1998-C2 A2, 6.39%, 2/15/30............................            United States        1,500,000      1,525,208
  Morgan Stanley Capital I, 6.55%, 12/15/07...................            United States        2,000,000      2,052,500
  Delta Home Equity, 6.37%, 7/15/28...........................            United States        2,000,000      1,965,000
                                                                                                            -----------
  Total Other Mortgages (Cost $5,579,900).....................                                                5,542,708
                                                                                                            -----------
  U.S. Government Securities and Agencies/Mortgages 9.5%
  U.S. Government Agencies/Mortgages 8.2%
  FHLMC, 6.00%, 4/01/09.......................................            United States           19,194         19,323
  FHLMC, 7.00%, 1/01/09.......................................            United States           16,642         16,887
  FHLMC, 6.00%, 1/01/11.......................................            United States           17,677         17,741
  FHLMC, 6.50%, 4/01/11.......................................            United States           29,536         29,818
  FHLMC, 7.00%, 9/01/11.......................................            United States           36,004         36,479
  FHLMC, 6.00%, 5/01/13.......................................            United States          731,200        735,142
  FHLMC, 6.00%, 9/01/13.......................................            United States          493,240        495,900
  FHLMC, 7.00%, 4/01/24.......................................            United States           42,545         43,312
  FHLMC, 7.50%, 4/01/24.......................................            United States           34,241         35,044
  FHLMC, 8.50%, 12/01/24 .....................................            United States           19,771         20,605
  FHLMC, 9.00%, 12/01/24 .....................................            United States            9,909         10,430
  FHLMC, 7.00%, 11/01/25 .....................................            United States           24,939         25,383
  FHLMC, 8.00%, 11/01/25 .....................................            United States           18,751         19,262
  FHLMC, 6.50%, 12/01/25 .....................................            United States           33,067         33,373
  FHLMC, 8.00%, 1/01/26.......................................            United States           15,270         15,686
  FHLMC, 7.50%, 1/01/26.......................................            United States           25,991         26,597
  FHLMC, 6.50%, 3/01/26.......................................            United States           44,679         45,076
  FHLMC, 7.00%, 9/01/26.......................................            United States           22,222         22,618
  FHLMC, 7.50%, 1/01/27.......................................            United States           45,013         46,059
  FHLMC, 7.00%, 4/01/28.......................................            United States          210,743        215,237
  FHLMC, 7.00%, 4/01/28.......................................            United States          144,420        147,501
  U.S. Government Agencies/Mortgages (cont.)
  FHLMC, 7.00%, 5/01/28.......................................            United States        $ 628,789      $ 642,151
  FNMA, 7.50%, 10/01/07.......................................            United States           24,147         24,825
  FNMA, 6.50%, 2/01/09........................................            United States           23,932         24,353
  FNMA, 6.50%, 4/01/11........................................            United States           19,514         19,832
  FNMA, 6.50%, 6/01/13........................................            United States          971,531        986,787
  FNMA, 6.50%, 1/01/24........................................            United States           30,835         31,125
  FNMA, 7.00%, 5/01/24........................................            United States           18,995         19,378
  FNMA, 8.00%, 1/01/25........................................            United States           19,343         20,002
  FNMA, 9.00%, 3/01/25........................................            United States            8,072          8,512
  FNMA, 9.00%, 5/01/25........................................            United States            4,242          4,473
  FNMA, 8.50%, 7/01/25........................................            United States           14,034         14,616
  FNMA, 8.00%, 12/01/25.......................................            United States          653,728        675,876
  FNMA, 7.00%, 1/01/26........................................            United States           44,585         45,482
  FNMA, 7.00%, 3/01/26........................................            United States           45,356         46,260
  FNMA, 7.50%, 3/01/26........................................            United States           27,087         27,729
  FNMA, 8.00%, 5/01/26........................................            United States           17,542         18,135
  FNMA, 8.00%, 6/01/26........................................            United States           11,840         12,240
  FNMA, 7.50%, 8/01/26........................................            United States           26,599         27,230
  FNMA, 7.50%, 10/01/26.......................................            United States           13,672         13,996
  FNMA, 8.00%, 1/01/27........................................            United States           35,865         37,121
  FNMA, 7.00%, 4/01/27........................................            United States          879,433        899,645
  FNMA, 6.50%, 3/01/28........................................            United States        2,913,759      2,939,482
  FNMA, 7.00%, 6/01/28........................................            United States        1,461,529      1,495,213
  FNMA, 6.00%, 9/01/28........................................            United States          988,214        977,483
  FNMA, 6.00%, 10/01/28.......................................            United States        1,009,469        998,507
 bFNMA, 6.50%, 11/01/28.......................................            United States        1,000,000      1,007,813
  GNMA, SF, 7.00%, 7/15/08 ...................................            United States        1,010,000      1,038,674
  GNMA, SF, 7.50%, 9/15/23....................................            United States           16,007         16,522
  GNMA, SF, 6.50%, 3/15/24....................................            United States           45,709         46,270
  GNMA, SF, 8.00%, 6/15/24....................................            United States           37,255         38,649
  GNMA, SF, 9.00%, 1/15/25....................................            United States            4,866          5,190
  GNMA, SF, 8.00%, 2/15/25....................................            United States           14,788         15,338
  GNMA, SF, 9.50%, 6/15/25....................................            United States            9,937         10,736
  GNMA, SF, 7.50%, 1/15/26....................................            United States           18,570         19,154
  GNMA, SF, 7.50%, 1/15/26....................................            United States           20,570         21,217
  GNMA, SF, 7.50%, 2/15/26....................................            United States           21,355         22,026
  GNMA, SF, 7.00%, 3/15/26....................................            United States           20,377         20,865
  GNMA, SF, 9.00%, 3/15/26....................................            United States           34,259         36,530
  GNMA, SF, 8.00%, 6/15/26....................................            United States           41,256         42,782
  GNMA, SF, 8.50%, 7/15/26....................................            United States           18,487         19,559
  GNMA, SF, 7.50%, 9/15/27....................................            United States          926,806        956,251
  GNMA, SF, 8.50%, 8/15/24....................................            United States            9,528         10,099
  GNMA, SF, 7.50%, 5/15/27....................................            United States        1,009,999      1,042,088
  GNMA, SF, 7.00%, 11/15/27...................................            United States        1,009,999      1,034,732
  GNMA, SF, 8.00%, 4/15/28....................................            United States          992,464      1,029,372

  U.S. Government Agencies/Mortgages (cont.)
  GNMA, SF, 7.00%, 5/15/28....................................            United States         $ 49,340       $ 50,531
  GNMA, SF, 7.00%, 6/15/28....................................            United States        1,002,120      1,026,311
                                                                                                            -----------
                                                                                                             19,578,635
                                                                                                            -----------
  U.S. Government Securities 1.3%
  U.S. Treasury Bonds, 7.125%, 2/15/23........................            United States          400,000        494,125
  U.S. Treasury Note, 5.625%, 12/31/02........................            United States        2,500,000      2,617,970
                                                                                                            -----------
                                                                                                              3,112,095
                                                                                                            -----------
  Total U.S. Government Securities and Agencies/Mortgages
     (Cost $22,322,284).......................................                                               22,690,730
                                                                                                            -----------
  Other U.S. Government and Agency Securities 7.3%
  Fannie Mae, 5.75%, 4/15/03..................................            United States       11,000,000     11,421,575
  Fannie Mae, 5.75%, 6/15/05..................................            United States        6,000,000      6,208,050
                                                                                                            -----------
  Total Other U.S. Government and Agency Securities (Cost $17,027,046)                                       17,629,625
                                                                                                            -----------
  Foreign Government and Agency Securities 37.4%
  Australian Government, Series 705, 7.50%, 7/15/05...........              Australia      3,600,000 AUD      2,585,503
  Belgium Kingdom, 6.25%, 3/28/07.............................               Belgium     106,245,000 BEF      3,545,958
  Bundesobligation, Series 110, 5.375%, 2/22/99 ..............               Germany       1,205,000 DEM        731,644
  Bundesobligation, Series 118, 5.25%, 2/21/01 ...............               Germany       2,565,000 DEM      1,611,295
  Bundesrepublic Deutschland, Series 97, 6.00%, 1/04/07.......               Germany       3,110,000 DEM      2,107,822
  Bundesschatzanweisungen, 6.875%, 2/24/99....................               Germany       1,035,000 DEM        631,111
  Buoni Poliennali del Tesoro, 10.50%, 7/15/00................                Italy    2,055,000,000 ITL      1,392,119
  Buoni Poliennali del Tesoro, 7.75%, 11/01/06................                Italy    2,815,000,000 ITL      2,097,869
  Deutschland Republic, 6.00%, 1/05/06........................               Germany       1,175,000 DEM        793,171
  Government of Canada, 10.50%, 7/01/00 ......................               Canada          935,000 CAD        659,671
  Government of Canada, 10.50%, 3/01/01 ......................               Canada        1,645,000 CAD      1,196,001
  Government of Canada, 10.00%, 5/01/02 ......................               Canada        1,515,000 CAD      1,139,776
  Government of Canada, 6.50%, 6/01/04 .......................               Canada        1,000,000 CAD        696,891
  Government of Canada, 10.00%, 6/01/08.......................               Canada          700,000 CAD        618,109
  Government of France, 5.50%, 4/25/07........................               France        6,000,000 FRF      1,181,321
  Government of Jamaica, 9.625%, 7/02/02 .....................               Jamaica       1,750,000          1,426,250
  Kingdom of Denmark, 9.00%, 11/15/00.........................               Denmark       1,785,000 DKK        310,215
  Kingdom of Denmark, 7.00%, 12/15/04.........................               Denmark       6,000,000 DKK      1,082,003
  Netherlands Government, Series 1 & 2, 6.00%, 1/15/06 .......             Netherlands     2,385,000 NEG      1,424,973
  New Zealand Government, 6.50%, 2/15/00 .....................             New Zealand     1,295,000 NZD        696,944
  Peru - PDI., Series 20YR, 4.00%, 3/07/17....................                Peru             5,100,000      2,932,500
  Republic of Korea, 8.875%, 4/15/08..........................             South Korea         3,100,000      2,865,578
  Republic of Argentina, 9.25%, 2/23/01.......................              Argentina            275,000        270,188
  Republic of Argentina, 11.00%, 10/09/06.....................              Argentina          2,950,000      2,935,250
  Republic of Argentina, 5.75%, 3/31/23.......................              Argentina          2,000,000      1,390,000
  Republic of Argentina, 9.75%, 9/19/27.......................              Argentina            730,000        633,731
  Republic of Argentina, Bonos Del Tesoro, 8.75%, 5/09/02 ....              Argentina          3,800,000      3,379,150
  Republic of Argentina, Global, 11.375%, 1/30/17.............              Argentina            160,000        155,200
  Republic of Brazil, 8.875%, 11/05/01........................               Brazil            2,295,000      2,094,188
  Republic of Brazil, 9.375%, 4/07/08.........................               Brazil            3,000,000      2,055,000
  Republic of Brazil, 6.188%, 4/15/12.........................               Brazil            $ 300,000      $ 159,189
  Republic of Brazil, 10.125%, 5/15/27........................               Brazil            2,200,000      1,524,600
  Republic of Brazil, C Bond, 5.00%, 4/15/14 .................               Brazil            2,355,240      1,474,335
  Republic of Bulgaria, floating rate deb., Series A, 6.688%, 7/28/11       Bulgaria           4,820,000      3,235,425
  Republic of Bulgaria, floating rate deb., 6.688%, 7/28/11...              Bulgaria             110,000         73,838
  Republic of Ecuador Disc, 6.625%, 2/28/25 ..................               Ecuador           1,250,000        642,188
  Republic of Ecuador, unsub., 11.25%, 4/25/02 ...............               Ecuador           1,500,000      1,215,000
  Republic of Ecuador, unsub., 144A, 11.25%, 4/25/02 .........               Ecuador             750,000        607,500
  Republic of Panama, 8.875%, 9/30/27.........................         Panama Republic of      1,500,000      1,383,750
  Republic of Turkey, 144A, 9.875%, 2/23/05 ..................               Turkey              850,000        707,625
  Republic of Turkey, 144A, 10.00%, 9/19/07...................               Turkey              875,000        755,781
  Republic of Venezuela, 6.625%, 12/18/07.....................              Venezuela            904,762        554,732
  Republic of Venezuela, 9.25%, 9/15/27.......................              Venezuela          5,383,000      3,310,545
  Republic of Venezuela, Disc. W-A, 6.563%, 3/31/20...........              Venezuela            250,000        153,750
  Republic of Venezuela, senior unsub. notes, 9.125%, 6/18/07.              Venezuela          1,200,000        807,000
  Republic of Venezuela, 144A, 9.125%, 6/18/07................              Venezuela            100,000         67,250
  Russian Federation, 10.00%, 6/26/07.........................               Russia            8,000,000      1,970,000
  SEI Holdings IX, Inc., senior notes, 144A, 11.00%, 11/30/00          Trinidad And Tobago       125,000        118,750
  Spanish Government, 8.80%, 4/30/06 .........................                Spain      200,000,000 ESP      1,817,248
  Swedish Government, 10.25%, 5/05/03.........................               Sweden        7,000,000 SEK      1,115,395
  Treuhandanstalt, 7.75%, 10/01/02............................               Germany       1,530,000 DEM      1,062,002
  Turkey Republic of, 144A, 9.875%, 2/23/05 ..................               Turkey            1,680,000      1,398,600
  Turkey Republic of, Reg S, 10.00%, 9/19/07 .................               Turkey            1,315,000      1,135,831
  United Kingdom Treasury, 9.50%, 4/18/05 ....................           United Kingdom      880,000 GBP      1,820,893
  United Kingdom Treasury, 7.50%, 4/18/06 ....................           United Kingdom    1,681,000 GBP      3,248,608
  United Mexican States, 9.75%, 2/06/01.......................               Mexico            1,950,000      2,013,375
  United Mexican States, 8.625%, 3/12/08 .....................               Mexico            7,470,000      6,708,060
  United Mexican States, 11.375%, 9/15/16 ....................               Mexico            2,810,000      2,799,463
  United Mexican States, 11.50%, 5/15/26 .....................               Mexico            2,850,000      2,949,750
  World Bank IBRD-Global Bond, 4.50%, 3/20/03 ................                Japan       45,000,000 JPY        454,409
                                                                                                            -----------
  Total Foreign Government and Agency Securities (Cost $94,817,958)                                          89,924,323
                                                                                                            -----------
  Total Long Term Investments (Cost $235,176,429) ............                                              224,040,040
                                                                                                            -----------

 cRepurchase Agreement 4.5%...................................
  Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity Value
    $10,687,852) (Cost $10,683,089)...........................            United States      $10,683,089   $ 10,683,089
  Barclays Capital Group, Inc. (Maturity Value $1,098,541)
  Chase Securities, Inc. (Maturity Value $1,098,541)
  CIBC Wood Gundy Securities Corp. (Maturity Value $1,098,541)
  Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $1,098,541)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,098,541)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $800,983)
  Greenwich Capital Markets, Inc. (Maturity Value $1,098,541)
  NationsBanc Montgomery Securities, L.L.C. (Maturity Value $1,098,541)
  Paribas Corp. (Maturity Value $1,098,541)
  SBC Warburg Dillon Read, Inc. (Maturity Value $1,098,541)
  Collateralized by U.S. Treasury Bills and Notes                                                          -----------
  Total Investments (Cost $245,859,518) 97.7%.................                                              234,723,129
  Other Assets, less Liabilities 2.3%.........................                                                5,620,061
                                                                                                            -----------
  Net Assets 100.0% ..........................................                                             $240,343,190
                                                                                                            -----------


Currency Abbreviations
AUD  -Australian Dollar
BEF  -Belguim Franc
CAD  -Canadian Dollar
DEM  -German Mark
DKK  -Danish Krone
ESP  -Spanish Peseta
FRF  -French Franc
GBP  -British Pound
ITL  -Italian Lira
JPY  -Japanese Yen
NEG  -Netherland Guilder
NZD  -New Zealand Dollar
SEK  -Swedish Krona

*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSufficient collateral has been segregated for securities traded on a when issued or delayed delivery.
cSee Note 1(c) regarding joint repurchase agreement.
dSee Note 7 regarding defaulted securities.


FRANKLIN STRATEGIC SERIES
Financial Statements
Statements of Assets and Liabilities
October 31, 1998 (unaudited)


                                                                Franklin         Franklin        Franklin
                                                              Biotechnology      Blue Chip      California
                                                             Discovery Fund        Fund         Growth Fund
                                                             -----------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers........................         $63,266,852      $17,474,285      $654,470,383
  Cost - Non-controlled affiliated issuers...........                  --               --        14,288,521
                                                             -----------------------------------------------
  Value - Unaffiliated issuers.......................          55,470,153       19,376,412       708,333,430
  Value - Non-controlled affiliated issuers..........                  --               --         8,118,750
 Repurchase agreements, at value and cost............           8,605,154        3,028,354        70,171,082
 Cash................................................             164,587           79,794         2,134,042
 Receivables:
  Investment securities sold.........................              54,998           67,745           114,058
  Capital shares sold................................             184,456           10,938           632,775
  Dividends and interest.............................                  --           24,427           575,173
  Affiliates.........................................                  --           12,705                --
 Deposits with brokers for securities sold short.....           4,645,845               --                --
                                                             -----------------------------------------------
Total assets.........................................          69,125,193       22,600,375       790,079,310
                                                             -----------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased....................                  --           29,812                --
  Capital shares redeemed............................              46,074           13,325           888,938
  Affiliates.........................................             216,628           20,103         1,097,045
  Shareholders.......................................               3,216          184,849           671,073
 Other liabilities...................................              36,721           29,782            64,729
                                                             -----------------------------------------------
Total liabilities....................................             302,639          277,871         2,721,785
                                                             -----------------------------------------------
 Net assets, at value................................         $68,822,554      $22,322,504      $787,357,525
                                                             ===============================================
Net assets consist of:
 Undistributed net investment income (loss)..........          $ (254,973)        $ 97,402       $ 1,809,446
 Net unrealized appreciation (depreciation)..........          (7,796,699)       1,902,864        47,693,276
 Accumulated net realized loss.......................          (1,076,282)        (538,148)      (33,386,136)
 Capital shares......................................          77,950,508       20,860,386       771,240,939
                                                             -----------------------------------------------
Net assets, at value.................................         $68,822,554      $22,322,504      $787,357,525
                                                             ===============================================

                                                               Franklin          Franklin          Franklin
                                                             Biotechnology       Blue Chip        California
                                                            Discovery Fund         Fund           Growth Fund
Class I:
 Net assets, at value................................         $68,822,554      $22,322,504      $661,395,057
                                                             ===============================================
 Shares outstanding..................................           3,001,137        1,842,461        30,586,754
                                                             ===============================================
 Net asset value per share*..........................              $22.93           $12.12            $21.62
                                                             ===============================================
 Maximum offering price per share
   (net asset value per share / 94.25%)..............              $24.33           $12.86            $22.94
                                                             ===============================================

Class II:
 Net assets, at value................................                  --               --      $125,962,468
                                                             ===============================================
 Shares outstanding..................................                  --               --         5,873,153
                                                             ===============================================
 Net asset value per share*..........................                  --               --            $21.45
                                                             ===============================================
 Maximum offering price per share
   (net asset value per share / 99.00%)..............                  --               --            $21.67
                                                             ===============================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
October 31, 1998 (unaudited)

                                                                Franklin        Franklin        Franklin
                                                              Global Health      Global          MidCap
                                                                Care Fund    Utilities Fund    Growth Fund
                                                             -----------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers........................         $117,752,450    $154,665,866       $21,523,954
  Cost - Non-controlled affiliated issuers...........            7,353,447              --                --
                                                             -----------------------------------------------
  Value - Unaffiliated issuers.......................          110,811,145     196,222,471        22,763,696
  Value - Non-controlled affiliated issuers..........            1,216,500              --                --
 Repurchase agreements, at value and cost............           15,096,582      14,774,353         6,360,656
 Cash................................................                   --              --            57,596
 Receivables:
  Investment securities sold.........................            4,421,110         548,746            23,645
  Capital shares sold................................              150,701         167,415            47,157
  Dividends and interest.............................                5,293         300,864            19,093
                                                             -----------------------------------------------
Total assets.........................................          131,701,331     212,013,849        29,271,843
                                                             -----------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased....................                   --              --            31,500
  Capital shares redeemed............................              458,549         521,283            38,809
  Affiliates.........................................              257,114         271,698            33,504
  Shareholders.......................................              226,060         215,389             4,997
 Other liabilities...................................               23,464           5,540                --
                                                             -----------------------------------------------
Total liabilities....................................              965,187       1,013,910           108,810
                                                             -----------------------------------------------
 Net assets, at value................................         $130,736,144    $210,999,939       $29,163,033
                                                             ===============================================
Net assets consist of:
 Undistributed net investment income (loss)..........          $ (796,124)     $ 2,148,363          $ 28,654
 Net unrealized appreciation (depreciation)..........         (13,078,252)      41,557,823         1,239,742
 Accumulated net realized loss.......................          (3,641,897)     (4,184,889)       (2,002,155)
 Capital shares......................................          148,252,417     171,478,642        29,896,792
                                                             -----------------------------------------------
Net assets, at value.................................         $130,736,144    $210,999,939       $29,163,033
                                                             -----------------------------------------------

                                                                  Franklin       Franklin         Franklin
                                                                Global Health     Global           MidCap
                                                                  Care Fund   Utilities Fund     Growth Fund
                                                             -----------------------------------------------
Class I:
 Net assets, at value................................         $111,930,388    $195,108,025       $29,163,033
                                                             ===============================================
 Shares outstanding..................................            7,399,617      12,661,219         2,126,354
                                                             ===============================================
 Net asset value per share*..........................               $15.13          $15.41            $13.72
                                                             ===============================================
 Maximum offering price per share
   (net asset value per share / 94.25%)..............               $16.05          $16.35            $14.56
                                                             ===============================================
Class II:
 Net assets, at value................................         $ 18,805,756    $ 15,891,914                --
                                                             ===============================================
 Shares outstanding..................................            1,255,570       1,039,843                --
                                                             ===============================================
 Net asset value per share*..........................               $14.98          $15.28                --
                                                             ===============================================
 Maximum offering price per share
   (net asset value per share / 99.00%)..............               $15.13          $15.43                --
                                                             ===============================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
October 31, 1998 (unaudited)

                                                              Franklin        Franklin           Franklin
                                                          Natural Resources   Small Cap          Strategic
                                                                Fund         Growth Fund        Income Fund
                                                          --------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers........................       $44,449,432     $2,594,798,322     $235,176,429
  Cost - Non-controlled affiliated issuers...........                --      1,492,106,757               --
                                                          --------------------------------------------------
  Value - Unaffiliated issuers.......................        37,385,416      2,499,492,851      224,040,040
  Value - Non-controlled affiliated issuers..........                --      1,196,274,027               --
 Repurchase agreements, at value and cost............         4,230,981        655,542,812       10,683,089
 Cash................................................             7,216         10,533,465          566,582
 Receivables:
  Investment securities sold.........................            14,859          3,707,601        1,298,496
  Capital shares sold................................            31,972         12,531,007          767,016
  Dividends and interest.............................            30,498          1,654,946        4,756,761
  Affiliates.........................................                --                 --           44,550
 Unrealized gain on forward exchange contracts (Note 6)              --                 --           51,086
                                                          --------------------------------------------------
Total assets.........................................        41,700,942      4,379,736,709      242,207,620
                                                          --------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased....................                --         48,974,888        1,327,977
  Capital shares redeemed............................            43,528         12,073,297          144,246
  Affiliates.........................................            42,343          5,278,752          183,576
  Shareholders.......................................            74,690          1,128,294           71,102
 Payable upon return of securities loaned (Note 10)..           617,967        125,442,031               --
 Unrealized loss on forward exchange contracts (Note 6)              --                 --           98,567
 Other liabilities...................................            15,198            181,368           38,962
                                                          --------------------------------------------------
Total liabilities....................................           793,726        193,078,630        1,864,430
                                                          --------------------------------------------------
 Net assets, at value................................       $40,907,216     $4,186,658,079     $240,343,190
                                                          ==================================================
Net assets consist of:
 Undistributed net investment income.................         $ 214,800        $ 7,081,080        $ 457,081
 Net unrealized depreciation.........................       (7,063,928)      (391,138,201)     (11,087,275)
 Accumulated net realized loss.......................       (3,242,626)      (112,107,738)      (1,477,742)
 Capital shares......................................        50,998,970      4,682,822,938      252,451,126
                                                          --------------------------------------------------
Net assets, at value.................................       $40,907,216     $4,186,658,079     $240,343,190
                                                          ==================================================

                                                              Franklin        Franklin           Franklin
                                                          Natural Resources   Small Cap          Strategic
                                                                Fund         Growth Fund        Income Fund
                                                          ==================================================
Class I:
 Net assets, at value................................       $40,491,217     $3,401,892,984     $218,226,419
                                                          ==================================================
 Shares outstanding..................................         3,546,439        172,126,040       20,850,948
                                                          ==================================================
 Net assets value per share*.........................            $11.42             $19.76           $10.47
                                                          ==================================================
 Maximum offering price per share
  (net asset value per share / 94.25%,
     94.25%, 95.75%, respectively)...................            $12.12             $20.97           $10.93
                                                          ==================================================
Class II:
 Net assets, at value................................                --      $ 643,993,026     $ 22,116,771
                                                          ==================================================
 Shares outstanding..................................                --         33,144,437        2,112,826
                                                          ==================================================
 Net asset value per share*..........................                --             $19.43           $10.47
                                                          ==================================================
 Maximum offering price per share (net asset
   value per share / 99.00%).........................                --             $19.63           $10.58
                                                          ==================================================
Advisor Class:
 Net assets, at value................................         $ 415,999      $ 140,772,069               --
                                                          ==================================================
 Shares outstanding..................................            36,424          7,093,446               --
                                                          ==================================================
 Net asset value and maximum offering price per share            $11.42             $19.85               --
                                                          ==================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Operations
for the six months ended October 31, 1998 (unaudited)

                                                                Franklin         Franklin       Franklin
                                                              Biotechnology      Blue Chip     California
                                                             Discovery Fund        Fund        Growth Fund
                                                             -----------------------------------------------
Investment income:*
 Dividends...........................................                 $--       $107,743       $ 4,403,937
 Interest............................................             414,929         57,718         2,165,168
                                                             -----------------------------------------------
Total investment income..............................             414,929        165,461         6,569,105
                                                             -----------------------------------------------
Expenses:
 Management fees (Note 3)............................             211,008         71,771         1,934,213
 Administrative fees (Note 3)........................              50,772             --                --
 Distribution fees (Note 3)
Class I..............................................             105,344         28,540           858,983
Class II.............................................                  --             --           622,225
 Transfer agent fees (Note 3)........................             193,573         22,799           754,190
 Custodian fees......................................               4,865          2,243             8,191
 Reports to shareholders.............................              15,047          5,595           222,628
 Registration and filing fees........................              38,224         14,675           180,038
 Professional fees...................................              23,701          1,423            12,079
 Trustees' fees and expenses.........................               3,326             44             5,304
 Amortization of offering costs (Note 1).............              19,669             --                --
 Other...............................................               4,373          8,227            42,945
                                                             -----------------------------------------------
Total expenses.......................................             669,902        155,317         4,640,796
 Expenses waived/paid by affiliate (Note 3)..........                  --       (35,875)                --
                                                             -----------------------------------------------
Net expenses.........................................             669,902        119,442         4,640,796
                                                             -----------------------------------------------
 Net investment income (loss)........................           (254,973)         46,019         1,928,309
                                                             -----------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
Investments..........................................         (2,094,618)      (107,443)       (55,132,178)
Foreign currency transactions........................                  --        (2,490)                --
Securities sold short................................           1,107,625             --                --
                                                             -----------------------------------------------
 Net realized loss...................................           (986,993)      (109,933)       (55,132,178)
 Net unrealized appreciation (depreciation) on:
  Investments........................................        (10,447,353)      (409,913)       (66,108,116)
  Translation of assets and liabilities
   denominated in foreign currencies.................                  --          4,694                --
                                                             -----------------------------------------------
 Net unrealized depreciation.........................        (10,447,353)      (405,219)       (66,108,116)
                                                             -----------------------------------------------
Net realized and unrealized loss.....................        (11,434,346)      (515,152)      (121,240,294)
                                                             -----------------------------------------------
Net decrease in net assets resulting from operations.       $(11,689,319)     $(469,133)     $(119,311,985)
                                                             ===============================================
*Net of foreign taxes of $7,169 for the Franklin Blue Chip Fund.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended October 31, 1998 (unaudited)

                                                                Franklin        Franklin          Franklin
                                                              Global Health      Global            MidCap
                                                                Care Fund    Utilities Fund      Growth Fund
                                                             -----------------------------------------------
Investment income:*
 Dividends...........................................          $ 95,332        $ 3,080,958        $ 106,471
 Interest............................................           228,783            282,057           98,152
                                                             -----------------------------------------------
Total investment income..............................           324,115          3,363,015          204,623
                                                             -----------------------------------------------
Expenses:
 Management fees (Note 3)............................           456,985            625,182           94,854
 Distribution fees (Note 3)
  Class I............................................           174,049            263,812           38,030
  Class II...........................................           105,695             80,772               --
 Transfer agent fees (Note 3)........................           267,490            145,543           22,929
 Custodian fees......................................             8,414             17,907              142
 Reports to shareholders.............................            64,049             41,600            6,430
 Registration and filing fees........................            34,726             17,326           11,145
 Professional fees...................................             3,998              4,094            1,883
 Trustees' fees and expenses.........................             1,014              1,054              202
 Other...............................................             3,819              6,002              354
                                                             -----------------------------------------------
Total expenses.......................................         1,120,239          1,203,292          175,969
                                                             -----------------------------------------------
 Net investment income (loss)........................          (796,124)         2,159,723           28,654
                                                             -----------------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments:
   Unaffiliated issuers..............................        (3,657,354)       (15,482,006)      (2,321,733)
   Non-controlled affiliated issuers.................           (86,485)                --               --
  Foreign currency transactions......................           (14,137)           (25,730)              --
                                                             -----------------------------------------------
 Net realized loss...................................        (3,757,976)       (15,507,736)      (2,321,733)
 Net unrealized appreciation (depreciation) on:
  Investments........................................       (36,588,074)       (12,917,733)      (4,750,062)
  Translation of assets and liabilities denominated
    in foreign currencies............................                --              1,314               --
                                                             -----------------------------------------------
 Net unrealized depreciation.........................       (36,588,074)       (12,916,419)      (4,750,062)
                                                             -----------------------------------------------
Net realized and unrealized loss.....................       (40,346,050)       (28,424,155)      (7,071,795)
                                                             -----------------------------------------------
Net decrease in net assets resulting from operations.      $(41,142,174)      $(26,264,432)     $(7,043,141)
                                                             ===============================================

*Net of  foreign  taxes of $1,255,  $67,048,  and $424 for the  Franklin  Global
Health Care Fund, the Franklin  Global  Utilities  Fund, and the Franklin MidCap
Growth Fund, respectively.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Operations (cont.)
for the six months ended October 31, 1998 (unaudited)

                                                                Franklin          Franklin          Franklin
                                                            Natural Resources     Small Cap         Strategic
                                                                  Fund           Growth Fund       Income Fund
                                                            ---------------------------------------------------
Investment income:*
 Dividends:
Unaffiliated issuers ................................           $ 251,438       $ 12,796,304       $ 259,749
Non-controlled affiliated issuers (Note 9)...........                  --          2,093,374              --
 Interest............................................             178,911         15,115,984       8,608,348
                                                            ---------------------------------------------------
Total investment income..............................             430,349         30,005,662       8,868,097
                                                            ---------------------------------------------------
Expenses:
 Management fees (Note 3)............................             142,518          9,709,133         587,713
 Distribution fees (Note 3)
  Class I............................................              67,215          4,375,163         250,607
  Class II...........................................                  --          3,339,823          37,506
 Transfer agent fees (Note 3)........................              60,781          3,481,031          73,454
 Custodian fees......................................               2,914             33,104          15,184
 Reports to shareholders.............................              20,176            794,984          26,100
 Registration and filing fees........................              24,906          1,047,485          79,749
 Professional fees...................................               1,678             54,073           2,572
 Trustees' fees and expenses.........................                 344             32,552           1,209
 Other...............................................               2,314             57,234          24,002
                                                            ---------------------------------------------------
Total expenses.......................................             322,846         22,924,582       1,098,096
 Expenses waived/paid by affiliate (Note 3)..........            (105,762)                --        (545,713)
                                                            ---------------------------------------------------
Net expenses.........................................             217,084         22,924,582         552,383
                                                            ---------------------------------------------------
 Net investment income...............................             213,265          7,081,080       8,315,714
                                                            ---------------------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments:
 Unaffiliated issuers ...............................          (2,625,865)       (87,998,287)     (1,240,583)
 Non-controlled affiliated issuers...................                  --        (86,562,766)             --
  Foreign currency transactions......................              (3,884)            (6,201)       (102,982)
                                                            ---------------------------------------------------
 Net realized loss...................................          (2,629,749)      (174,567,254)     (1,343,565)
 Net unrealized appreciation (depreciation) on:
  Investments........................................         (13,386,471)    (1,037,140,271)    (13,430,188)
  Translation of assets and liabilities denominated
    In foreign currencies............................                  88                 --          90,438
                                                            ---------------------------------------------------
 Net unrealized depreciation.........................         (13,386,383)    (1,037,140,271)    (13,339,750)
                                                            ---------------------------------------------------
Net realized and unrealized loss.....................         (16,016,132)    (1,211,707,525)    (14,683,315)
                                                            ---------------------------------------------------
Net decrease in net assets resulting from operations.        $(15,802,867)   $(1,204,626,445)   $ (6,367,601)
                                                            ===================================================

*Net of foreign taxes of $9,453 and $78,512 for the Franklin Natural Resources Fund and the Franklin Small Cap
Growth Fund, respectively.

                                        See notes to financial statements.



FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended October 31, 1998 (unaudited) and the year ended April 30, 1998

                                                        Franklin Biotechnology                 Franklin
                                                            Discovery Fund                  Blue Chip Fund
                                                   ----------------------------------------------------------------
                                                      Six Months         Year          Six Months        Year
                                                         Ended           Ended            Ended          Ended
                                                   October 31, 1998 April 30, 1998* October 31, 1998 April 30, 1998
                                                   ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..................       $ (254,973)      $ (137,225)      $ 46,019      $ 109,740
  Net realized gain (loss) from investments and
 foreign currency transactions..................         (986,993)          78,552       (109,933)      (371,433)
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies..      (10,447,353)       2,650,654       (405,219)     2,021,063
                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations......................      (11,689,319)       2,591,981       (469,133)     1,759,370
Distributions to shareholders from:
 Net investment income:
  Class I.......................................               --               --             --        (61,919)
 Net realized gains:
  Class I.......................................               --          (92,644)            --        (81,033)
                                                   ----------------------------------------------------------------
Total distributions to shareholders.............               --          (92,644)            --       (142,952)
Capital share transactions: (Note 2)
 Class I........................................        6,965,716       71,046,820      5,955,517      9,619,758
                                                   ----------------------------------------------------------------
  Net increase (decrease) in net assets.........       (4,723,603)      73,546,157      5,486,384     11,236,176
Net assets:
 Beginning of period............................       73,546,157               --     16,836,120      5,599,944
                                                   ----------------------------------------------------------------
 End of period..................................      $68,822,554      $73,546,157    $22,322,504    $16,836,120
                                                   ================================================================
Undistributed net investment income (loss)
 included in net assets
  End of period.................................       $ (254,973)             $--       $ 97,402       $ 51,383
                                                   ================================================================

*For the period September 15, 1997 (effective date) to April 30, 1998.

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1998 (unaudited) and the year ended April 30, 1998

                                                              Franklin                         Franklin
                                                       California Growth Fund           Global Health Care Fund
                                                   ----------------------------------------------------------------
                                                      Six Months         Year          Six Months        Year
                                                         Ended           Ended            Ended          Ended
                                                   October 31, 1998 April 30, 1998  October 31, 199 April 30, 1998
                                                   ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..................      $ 1,928,309      $ 3,338,627     $ (796,124)  $ (1,510,292)
  Net realized gain (loss) from investments and
 foreign currency transactions..................      (55,132,178)      42,533,146     (3,757,976)     7,343,486
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies..      (66,108,116)     104,216,403    (36,588,074)    39,299,172
                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations......................     (119,311,985)     150,088,176    (41,142,174)    45,132,366
Distributions to shareholders from:
 Net investment income:
  Class I.......................................       (1,290,440)      (2,778,436)            --       (839,395)
  Class II......................................               --          (56,235)            --             --
 Net realized gains:
  Class I.......................................               --      (20,449,548)            --    (10,783,573)
  Class II......................................               --       (2,848,861)            --     (1,181,824)
                                                   ----------------------------------------------------------------
Total distributions to shareholders.............       (1,290,440)     (26,133,080)            --    (12,804,792)
Capital share transactions: (Note 2)
 Class I........................................       42,420,021      328,134,373    (28,989,391)    (4,628,248)
 Class II.......................................       21,584,845       84,411,109       (997,926)    13,414,237
                                                   ----------------------------------------------------------------
Total capital share transactions................       64,004,866      412,545,482    (29,987,317)     8,785,989
                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets...........      (56,597,559)     536,500,578    (71,129,491)    41,113,563
Net assets:
 Beginning of period............................      843,955,084      307,454,506    201,865,635    160,752,072
                                                   ----------------------------------------------------------------
 End of period..................................     $787,357,525     $843,955,084   $130,736,144   $201,865,635
                                                   ================================================================
Undistributed net investment income (loss)
 included in net assets
  End of period.................................      $ 1,809,446      $ 1,171,577     $ (796,124)           $--
                                                   ================================================================

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1998 (unaudited) and the year ended April 30, 1998

                                                               Franklin                        Franklin
                                                         Global Utilities Fund            MidCap Growth Fund
                                                   ----------------------------------------------------------------
                                                      Six Months         Year          Six Months        Year
                                                         Ended           Ended            Ended          Ended
                                                   October 31, 1998 April 30, 1998  October 31, 1998 April 30, 1998
                                                   ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..................      $ 2,159,723      $ 4,178,656       $ 28,654       $ (6,092)
  Net realized gain (loss) from investments and
 foreign currency transactions..................      (15,507,736)      22,067,993     (2,321,733)       899,279
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies..      (12,916,419)      39,396,240     (4,750,062)     4,795,383
                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations......................      (26,264,432)      65,642,889     (7,043,141)     5,688,570
Distributions to shareholders from:
 Net investment income:
  Class I.......................................       (1,491,278)      (4,337,700)            --             --
  Class II......................................          (75,147)        (173,616)            --             --
 Net realized gains:
  Class I.......................................               --      (20,433,197)            --       (759,611)
  Class II......................................               --       (1,296,647)            --             --
                                                   ----------------------------------------------------------------
Total distributions to shareholders.............       (1,566,425)     (26,241,160)            --       (759,611)
Capital share transactions: (Note 2)
 Class I........................................       (5,644,039)      15,321,019      6,342,512     12,082,084
 Class II.......................................        1,556,848        5,705,054             --             --
                                                   ----------------------------------------------------------------
Total capital share transactions................       (4,087,191)      21,026,073      6,342,512     12,082,084
                                                   ----------------------------------------------------------------
Net increase (decrease) in net assets...........      (31,918,048)      60,427,802       (700,629)    17,011,043
Net assets:
 Beginning of period............................      242,917,987      182,490,185     29,863,662     12,852,619
                                                   ----------------------------------------------------------------
 End of period..................................     $210,999,939     $242,917,987    $29,163,033    $29,863,662
                                                   ================================================================
Undistributed net investment income
  included in net assets
 End of period..................................      $ 2,148,363      $ 1,555,065       $ 28,654            $--
                                                   ================================================================

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1998 (unaudited) and the year ended April 30, 1998

                                                              Franklin                          Franklin
                                                       Natural Resources Fund             Small Cap Growth Fund
                                                   ------------------------------------------------------------------
                                                      Six Months         Year            Six Months        Year
                                                         Ended           Ended              Ended          Ended
                                                   October 31, 1998 April 30, 1998    October 31, 1998 April 30, 1998
                                                   ------------------------------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income.........................        $ 213,265        $ 387,952       $ 7,081,080     $ 6,367,212
  Net realized gain (loss) from investments and
 foreign currency transactions..................       (2,629,749)       3,269,031      (174,567,254)    168,905,582
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies..      (13,386,383)       4,698,245    (1,037,140,271)    660,877,005
                                                   ------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations......................      (15,802,867)       8,355,228    (1,204,626,445)    836,149,799
Distributions to shareholders from:
 Net investment income:
  Class I.......................................         (283,075)        (290,715)               --     (10,251,644)
  Advisor Class.................................           (8,766)         (11,637)               --        (376,164)
 Net realized gains:
  Class I.......................................               --       (3,235,588)               --    (103,290,267)
  Class II......................................               --               --                --     (19,206,121)
  Advisor Class.................................               --          (65,092)               --      (2,705,237)
                                                   ------------------------------------------------------------------
Total distributions to shareholders.............         (291,841)      (3,603,032)               --    (135,829,433)
Capital share transactions: (Note 2)
 Class I........................................       (5,900,107)      12,387,988       421,462,438   2,294,635,207
 Class II.......................................               --               --       103,625,056     492,492,347
 Advisor Class..................................         (264,004)        (483,354)       57,834,242      84,621,122
                                                   ------------------------------------------------------------------
Total capital share transactions................       (6,164,111)      11,904,634       582,921,736   2,871,748,676
                                                   ------------------------------------------------------------------
Net increase (decrease) in net assets...........      (22,258,819)      16,656,830      (621,704,709)  3,572,069,042
Net assets:
 Beginning of period............................       63,166,035       46,509,205     4,808,362,788   1,236,293,746
                                                   ------------------------------------------------------------------
 End of period..................................      $40,907,216      $63,166,035    $4,186,658,079  $4,808,362,788
                                                   ==================================================================
Undistributed net investment income
 included in net assets
  End of period.................................        $ 214,800        $ 293,376       $ 7,081,080             $--
                                                   ==================================================================

                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1998 (unaudited) and the year ended April 30, 1998

                                                                                         Franklin
                                                                                   Strategic Income Fund
                                                                             ---------------------------------
                                                                                Six Months        Year Ended
                                                                                   Ended             Ended
                                                                             October 31, 1998   April 30, 1998
                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income................................................        $ 8,315,714      $ 6,590,381
  Net realized gain (loss) from investments and foreign
    currency transactions..............................................         (1,343,565)         335,312
  Net unrealized appreciation (depreciation) on investments
    and translation of assets and
 liabilities denominated in foreign currencies.........................        (13,339,750)       2,122,179
                                                                             ---------------------------------
Net increase (decrease) in net assets resulting from operations........         (6,367,601)       9,047,872
Distributions to shareholders from:
 Net investment income:
  Class I..............................................................         (7,628,162)      (6,541,159)
  Class II.............................................................           (361,518)              --
 Net realized gains:
  Class I..............................................................                 --         (692,982)
  Class II.............................................................                 --               --
                                                                             ---------------------------------
Total distributions to shareholders....................................         (7,989,680)      (7,234,141)
Capital share transactions: (Note 2)
 Class I...............................................................         65,392,664      129,955,768
 Class II..............................................................         22,674,409               --
                                                                             ---------------------------------
Total distributions to shareholders....................................         88,067,073      129,955,768
Net increase in net assets.............................................         73,709,792      131,769,499
Net assets:
 Beginning of period...................................................        166,633,398       34,863,899
                                                                             ---------------------------------
 End of period.........................................................       $240,343,190     $166,633,398
                                                                             =================================
Undistributed net investment income included in net assets
 End of period.........................................................          $ 457,081        $ 131,047
                                                                             =================================


                                        See notes to financial statements.


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of nine separate series (the Funds). All Funds are non-diversified except the Franklin Blue Chip Fund, the Franklin MidCap Growth Fund, and the Franklin Small Cap Growth Fund. The Funds and their investment policies are:



        Capital Growth                            Growth and Income             Total Return
        -----------------------------------------------------------------------------------------------
        Biotechnology Discovery Fund              Strategic Income Fund         Global Utilities Fund
        Blue Chip Fund                                                          Natural Resources Fund
        California Growth Fund
        Global Health Care Fund
        MidCap Growth Fund
        Small Cap Growth Fund

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1998, all outstanding repurchase agreements had been entered into on October 30, 1998.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Forward Exchange Contracts:

The Strategic Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. Securities Sold Short:

The Biotechnology Discovery Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

f. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

g. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions  received by the Trust from  securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. Offering Costs:

Offering costs are amortized on a straight-line basis over twelve months.

i. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

                                                                                          Class I, Class II,
Class I                          Class I & Class II          Class I & Advisor Class      & Advisor Class
---------------------------------------------------------------------------------------------------------------
Biotechnology Discovery Fund     California Growth Fund      Natural Resources Fund       Small Cap Growth Fund
Blue Chip Fund                   Global Health Care Fund
MidCap Growth Fund               Global Utilities Fund
                                 Strategic Income Fund

At October 31, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                        Franklin Biotechnology            Franklin                      Franklin
                                            Discovery Fund             Blue Chip Fund            California Growth Fund
                                        -----------------------------------------------------------------------------------
                                         Shares         Amount       Shares       Amount         Shares          Amount
                                        -----------------------------------------------------------------------------------
Class I Shares:
Six months ended October 31,1998
 Shares sold                              830,603    $19,698,279   1,022,297   $12,293,012      8,195,755    $184,761,654
 Shares issued in reinvestment
 of distributions                              --             --          --            --         51,921       1,181,762
 Shares redeemed                         (564,525)   (12,732,563)   (531,076)   (6,337,495)    (6,543,531)   (143,523,395)
                                        -----------------------------------------------------------------------------------
 Net increase                             266,078    $ 6,965,716     491,221   $ 5,955,517      1,704,145    $ 42,420,021
                                        ===================================================================================
Year ended April 30, 19981
 Shares sold                            3,010,054    $77,917,478   1,118,441   $12,925,246     20,145,768    $465,817,703
 Shares issued in reinvestment
 of distributions                           3,075         72,075      12,437       135,809        978,677      21,399,872
 Shares redeemed                         (278,070)    (6,942,733)   (295,806)   (3,441,297)    (6,859,634)   (159,083,202)
                                        -----------------------------------------------------------------------------------
 Net increase                           2,735,059    $71,046,820     835,072   $ 9,619,758     14,264,811    $328,134,373
                                        ===================================================================================
Class II Shares:
Six months ended October 31,1998
 Shares sold............................................................................        1,658,254    $ 37,616,971
 Shares redeemed........................................................................         (729,923)    (16,032,126)
                                                                                               ----------------------------
 Net increase...........................................................................          928,331    $ 21,584,845
                                                                                               ============================
Year ended April 30, 1998
 Shares sold............................................................................        4,008,172    $ 92,395,912
 Shares issued in reinvestment of distributions.........................................          122,953       2,681,530
 Shares redeemed........................................................................         (460,393)    (10,666,333)
                                                                                               ----------------------------
 Net increase...........................................................................        3,670,732    $ 84,411,109
                                                                                               ============================

1For the Biotechnology Fund, for the period September 15,1997 (effective date) to April 30, 1998.


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                               Franklin                       Franklin                   Franklin
                                        Global Health Care Fund         Global Utilities Fund       MidCap Growth Fund
                                      ------------------------------------------------------------------------------------
                                         Shares         Amount          Shares       Amount       Shares          Amount
                                      ------------------------------------------------------------------------------------
Class I Shares:
Six months ended October 31,1998

 Shares sold........................    4,078,597    $ 66,128,445      1,750,468   $28,580,744     691,251    $10,444,854
 Shares issued in reinvestment
 of distributions...................           --              --         76,618     1,248,894          --             --
 Shares redeemed....................   (5,835,388)    (95,117,836)    (2,216,664)  (35,473,677)   (276,855)    (4,102,342)
                                      ------------------------------------------------------------------------------------
 Net increase (decrease)............   (1,756,791)  $ (28,989,391)      (389,578) $ (5,644,039)    414,396    $ 6,342,512
                                      ====================================================================================
Year ended April 30, 1998
 Shares sold........................    5,859,007    $114,702,245      3,212,803   $52,323,466   1,253,115    $20,195,538
 Shares issued in reinvestment
 of distributions...................      579,437      10,337,126      1,370,293    20,834,692      47,614        724,287
 Shares redeemed....................   (6,631,021)   (129,667,619)    (3,569,029)  (57,837,139)   (551,956)    (8,837,741)
                                      ------------------------------------------------------------------------------------
 Net increase (decrease)............     (192,577)   $ (4,628,248)     1,014,067   $15,321,019     748,773    $12,082,084
                                      ====================================================================================
Class II Shares:
Six months ended October 31, 1998
 Shares sold........................      203,557     $ 3,390,527        236,326   $ 3,793,734
 Shares issued in reinvestment
 of distributions...................           --              --          3,803        61,656
 Shares redeemed....................     (269,088)     (4,388,453)      (146,512)   (2,298,542)
                                      ----------------------------------------------------------
 Net increase (decrease)............      (65,531)     $ (997,926)        93,617   $ 1,556,848
                                      ==========================================================
Year ended April 30, 1998
 Shares sold........................      977,854    $ 18,978,351        374,083   $ 6,062,631
 Shares issued in reinvestment
 of distributions...................       59,618       1,060,013         83,729     1,266,098
 Shares redeemed....................     (344,952)     (6,624,127)      (100,619)   (1,623,675)
                                      ----------------------------------------------------------
 Net increase.......................      692,520    $ 13,414,237        357,193   $ 5,705,054
                                      ==========================================================


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                              Franklin                      Franklin                     Franklin
                                       Natural Resources Fund         Small Cap Growth Fund        Strategic Income Fund
                                      --------------------------------------------------------------------------------------
                                        Shares       Amount          Shares          Amount         Shares        Amount
                                      --------------------------------------------------------------------------------------
Class I Shares:
Six months ended October 31, 1998
 Shares sold........................  1,271,855    $15,290,724    72,157,670    $1,535,901,300    9,640,705   $103,649,227
 Shares issued in reinvestment
 of distributions...................     20,556        260,542            --                --      446,281      4,757,015
 Shares redeemed.................... (1,774,449)   (21,451,373)  (52,670,437)   (1,114,438,862)  (4,067,306)   (43,013,578)
                                      --------------------------------------------------------------------------------------
 Net increase (decrease)............   (482,038)  $ (5,900,107)   19,487,233     $ 421,462,438    6,019,680   $ 65,392,664
                                      ======================================================================================
Year ended April 30, 1998
 Shares sold........................  3,460,003    $53,383,689   136,826,460    $3,281,727,105   13,008,094   $145,482,936
 Shares issued in reinvestment
 of distributions...................    233,153      3,232,567     4,660,368       102,667,738      433,246      4,823,299
 Shares redeemed.................... (2,890,715)   (44,228,268)  (45,358,271)   (1,089,759,636)  (1,820,464)   (20,350,467)
                                      --------------------------------------------------------------------------------------
 Net increase.......................    802,441    $12,387,988    96,128,557    $2,294,635,207   11,620,876   $129,955,768
                                      ======================================================================================
Class II Shares:
Six months ended October 31, 1998
 Shares sold..................................................     8,777,974    $ 189,231,387     2,250,351   $ 24,100,571
 Shares issued in reinvestment of distributions...............            --               --        22,716        235,997
 Shares redeemed..............................................    (4,232,415)     (85,606,331)     (160,241)    (1,662,159)
                                                                 -----------------------------------------------------------
 Net increase.................................................     4,545,559    $ 103,625,056     2,112,826   $ 22,674,409
                                                                 ===========================================================
Year ended April 30, 1998
 Shares sold..................................................    22,584,756    $ 535,761,867
 Shares issued in reinvestment of distributions...............       771,371       16,815,889
 Shares redeemed..............................................    (2,541,642)     (60,085,409)
                                                                 ------------------------------
 Net increase.................................................    20,814,485    $ 492,492,347
                                                                 ==============================


Advisor Class Shares:

Six months ended October 31, 1998
 Shares sold........................     75,954    $ 1,017,947     3,809,840      $ 83,434,404
 Shares issued in reinvestment
 of distributions...................        693          8,766            --                --
 Shares redeemed....................    (97,861)    (1,290,717)   (1,279,877)      (25,600,162)
                                        -------------------------------------------------------
 Net increase (decrease)............    (21,214)    $ (264,004)    2,529,963      $ 57,834,242
                                        =======================================================
Year ended April 30, 1998
 Shares sold........................    477,715    $ 7,274,080     3,919,786      $ 93,330,082
 Shares issued in reinvestment
 of distributions...................      5,516         76,729        90,328         1,991,723
 Shares redeemed....................   (505,389)    (7,834,163)     (436,261)      (10,700,683)
                                        -------------------------------------------------------
 Net increase (decrease)............    (22,158)    $ (483,354)    3,573,853      $ 84,621,122
                                        =======================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

All Funds, except the Blue Chip Fund and the MidCap Growth Fund, pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

       Annualized
        Fee Rate  Average Daily Net Assets
       --------------------------------------------------------------
          .625%   First $100 million
          .500%   Over $100 million, up to and including $250 million
          .450%   Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Blue Chip Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       Annualized
        Fee Rate  Average Daily Net Assets
       ------------------------------------------------------------
          .750%   First $500 million
          .625%   Over $500 million, up to and including $1 billion
          .500%   Over $1 billion

The MidCap Growth Fund pays an investment management fee to Advisers of .650% per year of the average daily net assets of the Fund.

The Biotechnology Discovery Fund pays an administrative fee to FT Services based on the Fund's average net assets as follows:

       Annualized
         Fee Rate Average Daily Net Assets
       --------------------------------------------------------------
          .150%   First $200 million
          .135% Over $200 million, up to and including $700 million .100% Over $700 million, up to and including $1.2 billion
          .075%   Over $1.2 billion

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI) provides subadvisory services to the Strategic Income Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except the Biotechnology Discovery Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Blue Chip Fund, the Natural Resources Fund, and the Strategic Income Fund, as noted in the Statements of Operations.

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Funds reimburse Distributors annually based on their average daily net assets for costs incurred in marketing the Funds' shares as follows:



                                                               Biotechnology Discovery Fun  California Growth Fund
                                                                      Blue Chip Fund       Global Health Care Fund
                                                                    MidCap Growth Fund      Global Utilities Fund
                                          Strategic Income Fund   Natural Resources Fund    Small Cap Growth Fund
                                          ------------------------------------------------------------------------
Class I .............................             .25%                    .35%                      .25%
Class II ............................             .65%                     --                      1.00%

Distributors received (paid) net commission on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                           Franklin       Franklin     Franklin     Franklin     Franklin
                                         Biotechnology      Blue      California  Global Health   Global
                                        Discovery Fund    Chip Fund   Growth Fund   Care Fund Utilities Fund
                                        --------------------------------------------------------------------
Net commissions received (paid)...           $70,273      $18,387     $(335,840)    $(56,042)    $(11,591)
Contingent deferred sales charges.           $    --      $    --      $ 50,533      $12,642      $ 3,626


                                                          Franklin       Franklin       Franklin       Franklin
                                                           MidCap    Natural Resources  Small Cap      Strategic
                                                         Growth Fund       Fund        Growth Fund    Income Fund
                                                         --------------------------------------------------------
Net commissions received (paid)......................      $3,225         $15,103    $(2,430,935)     $(182,499)
Contingent deferred sales charges....................      $  510         $    --    $   265,915      $   3,720

The Funds paid transfer agent fees of $5,021,790, of which $3,796,709 was paid to Investor Services.

4. INCOME TAXES

At April 30, 1998, the Blue Chip Fund, the Natural Resources Fund and the Strategic Income Fund had deferred capital losses occurring subsequent to October 31, 1997 of $428,215, $542,930, and $132,813, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 1999.

At October 31, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:


                                             Franklin      Franklin      Franklin        Franklin        Franklin
                                           Biotechnology     Blue       California     Global Health      Global
                                          Discovery Fund   Chip Fund    Growth Fund      Care Fund    Utilities Fund
                                          ---------------------------------------------------------------------------
Investments at cost....................    $73,872,217    $20,502,639   $739,077,699   $139,969,301    $169,442,037
                                          ===========================================================================
Unrealized appreciation................    $ 4,211,805    $ 2,693,631   $111,339,269   $ 23,835,799    $ 52,024,026
Unrealized depreciation................    (14,008,715)      (791,504)   (63,793,706)   (36,680,873)    (10,469,239)
                                          ---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) $(9,796,910)   $ 1,902,127   $ 47,545,563    $(12,845,074)  $ 41,554,787
                                          ===========================================================================


4. INCOME TAXES (cont.)
                                                  Franklin       Franklin        Franklin        Franklin
                                                   MidCap    Natural Resources   Small Cap       Strategic
                                                 Growth Fund       Fund         Growth Fund     Income Fund
                                                 -------------------------------------------------------------
Investments at cost....................          $27,895,715    $48,680,485    $4,742,494,664   $245,959,472
                                                 =============================================================
Unrealized appreciation................          $ 2,949,072    $ 1,587,978     $ 443,614,483   $  4,611,335
Unrealized depreciation................           (1,720,435)    (8,652,066)     (834,799,457)    (15,847,678)
                                                 -------------------------------------------------------------
Net unrealized appreciation (depreciation)       $ 1,228,637    $   (7,064,088   $(391,184,974) $ (11,236,343)
                                                 =============================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of \oreign currency transactions and passive foreign investment company shares.

Net realized  capital  gains  differ for  financial  statement  and tax purposes
primarily  due  to  differing   treatments  of  wash  sales,   foreign  currency
transactions, and passive foreign investment company shares.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 1998 were as follows:


                                        Franklin      Franklin     Franklin       Franklin       Franklin
                                      Biotechnology     Blue      California    Global Health     Global
                                     Discovery Fund   Chip Fund   Growth Fund     Care Fund   Utilities Fund
                                     -----------------------------------------------------------------------
Purchases.......................      $34,692,479  $6,029,697   $187,469,560    $14,679,261   $57,248,894
Sales...........................      $35,817,395  $1,879,256   $129,914,153    $51,981,141   $71,043,722


                                                      Franklin        Franklin         Franklin          Franklin
                                                       MidCap     Natural Resources    Small Cap         Strategic
                                                     Growth Fund        Fund          Growth Fund       Income Fund
                                                     ---------------------------------------------------------------
Purchases...................................         $10,272,232    $13,976,784     $1,260,102,884     $131,454,400
Sales.......................................         $ 6,217,226    $17,049,517      $ 677,475,315     $ 45,147,812

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK\][poiu8ytrq?.,

The Strategic Income Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At October 31, 1998, the Strategic Income Fund has outstanding forward exchange contracts for the sale of a currency as set out on the next page. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

                                                                                                 Unrealized
Contracts to Sell (Foreign exchange currency)          In Exchange for   Settlement Date         Gain (Loss)
------------------------------------------------------------------------------------------------------------
4,000,000   Australian Dollar                        U.S.$ 2,500,000         11/04/98        U.S.  $10,892
3,000,000   Deutschemark                                   1,818,182         11/05/98                6,433
3,000,000   Deutschemark                                   1,837,560         11/23/98               24,128
                                                          ----------                               -------
                                                     U.S.$ 6,155,742                                41,453
                                                          ==========                               =======
Contracts to Buy (Foreign exchange currency)
 825,000    British Pound                            U.S.$ 1,373,127         11/24/98                6,580
 280,000    British Pound                                    465,128         11/24/98                3,053
                                                          ----------                               -------
                                                     U.S.$ 1,838,255                                 9,633
                                                          ==========                               -------
Unrealized gain on forward foreign currency contracts                                               51,086
                                                                                                   =======
Contracts to Sell (Foreign exchange currency)
   825,000  British Pound                            U.S.$ 1,333,621         11/24/98              (46,097)
   280,000  British Pound                                    453,085         11/27/98              (15,096)
 2,500,000  Deutschemarks                                  1,500,781         11/02/98               (8,777)
51,200,000  Japanese Yen                                     435,745         11/16/98               (4,632)
                                                          ----------                               -------
                                                     U.S.$ 3,723,232                               (74,602)
                                                          ==========                               =======
Contracts to Buy (Foreign exchange currency)
4,000,000   Australian Dollar                        U.S.$ 2,496,000         11/04/98               (6,892)
2,500,000   Deutschemark                                   1,511,853         11/02/98               (2,296)
3,000,000   Deutschemark                                   1,828,209         11/23/98              (14,777)
                                                          ----------                               -------
                                                     U.S.$16,959,036                               (23,965)
                                                          ==========                               -------
Unrealized loss on forward foreign currency contracts                                              (98,567)
                                                                                                   -------
Net unrealized loss on forward foreign currency contracts                                     U.S.$(47,481)
                                                                                                   =======

7. CREDIT RISK AND DEFAULTED SECURITIES

The Strategic Income Fund has 56% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At October 31, 1998, the Fund held defaulted securities with a value aggregating $48,000 representing
 .02% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Strategic Income Fund has investments in excess of 10% of its total net assets in Foreign Government Bonds. Such concentration may subject the Fund more significantly to economic changes occurring within those sectors.

8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The cost of registering such securities are paid by the issuer. Restricted securities held at October 31, 1998 were as follows:



Shares   Issuer                                                      Acquisition Date        Cost       Value
---------------------------------------------------------------------------------------------------------------
Franklin California Growth Fund
359,922  Pacific Retail Trust (.51% of Net Assets)..............    8/30/96 - 12/16/97   $4,267,257  $3,984,337
Franklin Global Utilities Fund
35,000   CMS Energy Trust I, 7.75% cvt. pfd. (.90% of Net Assets)       6/18/97          $1,750,000  $1,892,188

9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" including dividends and interest income, at October 31, 1998 were as shown below.


                                       Number of Shares                          Number of Shares
                                            Held At          Gross      Gross          Held At        Value At     Dividend
Name of Issuer                        Beginning of Period  Additions  Reductions    End of Perio    End of Period   Income
----------------------------------------------------------------------------------------------------------------------------
Franklin California Growth Fund:
Cohr, Inc. .......................        425,000                --          --       425,000        $ 1,275,000        --
RemedyTemp, Inc., Class A ........        350,000            25,000          --       375,000          6,843,750        --
Total non-controlled affiliated issuers                                                                8,118,750        --

Franklin Global Health Care Fund:
CIMA Labs, Inc. ..................        625,000                --     187,500       437,500                  *        --
Cohr, Inc. .......................        405,500                --          --       405,500          1,216,500        --
Penederm, Inc. ...................        525,000                --     525,000            --                  *        --
Total non-controlled affiliated issuers                                                                1,216,500        --

Franklin Small Cap Growth Fund:
Access Health, Inc. ..............        975,750                --          --       975,750                  *        --
Activision, Inc. .................      1,344,400                --          --     1,344,400         14,200,225        --
Advanced Energy Industries, Inc. .      1,374,300           244,700          --     1,619,000         21,249,375        --
Advanced Health Corp. ............        970,000                --     970,000            --                  *        --
Applied Graphics Technologies, Inc.       960,100           408,900          --     1,369,000         16,342,438        --
Arch Communications Group, Inc. ..      2,000,000                --   2,000,000            --                  *        --
Atlantic Coast Airlines, Inc. ....        700,000           700,000          --     1,400,000         33,600,000        --
Atwood Oceanics, Inc. ............      1,216,600                --          --     1,216,600         34,216,875        --
Barrett Resources Corp. ..........      1,683,900           107,000          --     1,790,900         42,198,081        --
CapStar Hotel Co. ................      1,330,000                --   1,330,000            --                  *        --
Catalytica, Inc. .................      2,058,633           140,600          --     2,199,233         35,737,536        --
Clarify, Inc. ....................      1,297,200                --   1,297,200            --                  *        --
Coherent, Inc. ...................      1,763,400                --          --     1,763,400         20,719,950        --
Consolidated Cigar Holdings, Inc.         988,300                --          --       988,300         11,365,450        --


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (cont.)

                                     Number of Shares                            Number of Shares
                                          Held At           Gross      Gross          Held At          Value At     Dividend
Name of Issuer                      Beginning of Period   Additions  Reductions    End of Period     End of Period   Income
----------------------------------------------------------------------------------------------------------------------------
Core Laboratories NV (Netherlands)      1,700,900               --     43,500        1,657,400       $ 37,395,088        --
DepoTech Corp. ...................        995,700               --    197,200          798,500          1,172,837        --
Etec Sysytems, Inc. ..............        983,000          387,500    125,000        1,245,500         42,191,313        --
Executive Risk, Inc. .............        426,400          305,300         --          731,700         34,755,750    25,268
Expeditors International of
  Washington, Inc. ...............      1,016,100          265,000         --        1,281,100         43,397,263    89,271
FLIR Systems .....................        184,800          843,800         --        1,028,600         17,357,625        --
Gibraltar Steel Corp. ............      1,012,800               --         --        1,012,800         19,623,000        --
Harmonic Lightwaves, Inc. ........        961,500               --    266,600          694,900          7,600,469        --
H.T.E., Inc. .....................        665,400          665,400         --        1,330,800         13,474,350        --
Inhale Therapeutic Systems .......        811,000               --         --          811,000         21,288,750        --
Innkeepers USA Trust .............      2,102,800               --         --        2,102,800         24,182,200 1,177,568
Integrated Systems, Inc. .........      2,091,300               --         --        2,091,300         23,527,125        --
Itron, Inc. ......................      1,157,700          100,000         --        1,257,700          9,747,175        --
K2, Inc. .........................        960,500               --    433,400          527,100                  *   208,780
Komag, Inc. ......................      3,811,600          395,500         --        4,207,100         23,664,938        --
Ladish Co., Inc. .................        802,300          180,000         --          982,300          8,410,944        --
Lomak Petroleum, Inc. ............      1,890,000               --  1,890,000               --                  *    56,700
Marquee Group, Inc. ..............      1,327,500               --         --        1,327,500          3,899,531        --
Meristar Hospitality Corp. .......             --        2,330,000         --        2,330,000         43,105,000   470,837
Mesa Air Group, Inc. .............      1,646,100               --     28,900        1,617,200          8,187,075        --
Micromuse, Inc. ..................        754,500          355,500         --        1,110,000         18,939,375        --
Natural Microsystems Corp. .......        646,600               --         --          646,600          5,799,226        --
Newfield Exploration Co. .........        938,600        1,400,000         --        2,338,600         56,857,213        --
Newport Corp. ....................             --          512,500         --          512,500          7,303,125     5,250
Omtool, Ltd. .....................        938,600               --    199,300          739,300          2,125,488        --
Pediatrix Medical Group, Inc. ....      1,101,500               --     25,000        1,076,500         50,191,813        --
Penederm, Inc. ...................        531,200               --    531,200               --                  *        --
Perceptron, Inc. .................        793,500               --         --          793,500          4,513,031        --
Pharmaceutical Product
  Development, Inc. ..............      1,000,000          300,000         --        1,300,000         35,100,000        --
Prime Hospitality Corp ...........      1,720,500        1,300,000         --        3,020,500         27,562,063        --
Primus Telecommunications Group, Inc.   1,003,000          403,100         --        1,406,100         15,554,981        --
Rainbow Technologies, Inc. .......        532,000          369,500         --          901,500         12,733,688        --
Range Resources Corp .............             --        1,990,000         --        1,990,000         11,318,125    59,700
RemedyTemp, Inc., Class A ........        319,300               --         --          319,300                  *        --
RockShox, Inc. ...................        965,800               --    965,800               --                  *        --
Rural Cellular Corp., Class A ....        700,800               --         --          700,800          8,409,600        --
SOS Staffing Services, Inc. ......        872,400               --         --          872,400          7,360,875        --
Security Dynamics ................        650,000        1,795,000         --        2,445,000         25,061,250        --
Serologicals Corp. ...............      1,381,800          690,900         --        2,072,700         46,894,838        --
Silicon Valley Bancshares ........        490,600          803,000         --        1,293,600         26,518,800        --
Spectra-Physics Lasers, Inc. .....      1,016,300               --         --        1,016,300          7,590,541        --
Spectralink Corp. ................      1,050,000               --    183,200          866,800                  *        --


9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (cont.)

                                     Number of Shares                             Number of Shares
                                         Held At           Gross      Gross            Held At          Value At      Dividend
Name of Issuer                      Beginning of Perio   Additions  Reductions      End of Period     End of Period    Income
-------------------------------------------------------------------------------------------------------------------------------
Tom Brown, Inc. ..................      2,095,800              --          --          2,095,800      $ 30,127,125          --
Transcrypt International, Inc. ...      1,212,700              --     665,600            547,100                 *          --
Tropical Sportswear International
  Corp. ..........................        413,200              --          --            413,200         8,264,000          --
U.S. Liquids, Inc. ...............        726,200         377,700          --          1,103,900        16,696,488          --
Vans, Inc. .......................      1,045,500              --   1,045,500                 --                 *          --
Varco International, Inc. ........      3,462,500       1,700,000          --          5,162,500        55,819,531          --
West Marine, Inc. ................      1,474,800              --   1,319,200            155,600                 *          --
Western Wireless Corp., Class A ..      1,719,200         250,000          --          1,969,200        39,876,300          --
Wind River Systems, Inc. .........        834,000         681,600      76,600          1,439,000        63,046,188          --
XcelleNet, Inc. ..................        780,100              --     780,100                 --                 *          --
        Total non-controlled affiliated issuers ..................................................   1,196,274,027   2,093,374

10. LENDING OF PORTFOLIO SECURITIES

The Natural Resources Fund and the Small Cap Growth Fund loan securities to certain brokers for which they receive cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $45,875, and $2,301,140, respectively, for the period ended October 31, 1998. The value of the loaned securities for the Natural Resources Fund and the Small Cap Growth Fund was $585,000, and $125,255,500, respectively, at October 31, 1998. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

Franklin Strategic Series
Semiannual Report
October 31, 1998

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATIONS - T)

GRAPHIC MATERIAL (1)

This charts shows in pie format the portfolio industry breakdown of Franklin Biotechnology Discovery Fund, based on total net assets as of 10/31/98.

Biotechnology                 50.4%
Medical Specialties           14.8%
Other Pharmaceuticals         9.4%
Major Pharmaceuticals         4.2%
Precision Instruments         1.8%
Cash & Equivalents           19.4%

GRAPHIC MATERIAL (2)

This chart lists the top 10 holdings, including industry, of Franklin Biotechnology Discovery Fund, based on total net assets as of 10/31/98.

Inhale Therapeutic Systems, Medical Specialties       4.77%
Chiron Corp., Biotechnology                           4.41%
Chiroscience Group Plc., Major Pharmaceuticals        4.24%
Gilead Sciences, Biotechnology                        4.12%
Aviron, Other Pharmaceuticals                         4.03%
Amgen, Inc., Biotechnology                            4.03%
Synaptic Pharmaceutical Corp., Biotechnology          3.17%
Ligand Pharmaceuticals, Biotechnology                 3.16%
IDEC Pharmaceuticals Corp., Biotechnology             3.04%
Zonagen, Inc., Medical Specialties                    2.88%

GRAPHIC MATERIAL (3)

This chart shows in pie format the geographic distribution breakdown of the fund's securities on October 31, 1998, based on total net assets.

Geographic Distribution

United States                                   60.9%
Europe                                          16.4%
Japan                                            4.4%
Pacific Rim (excluding Japan)                    2.4%
Latin America                                    1.9%
South Africa                                     0.8%
Cash & Equivalents                              13.2%

GRAPHIC MATERIAL (4)
This chart shows in bar format the portfolio breakdown of the fund's securities on October 31, 1998, based on total net assets.

Portfolio Breakdown

Consumer Non-Durables                     17.1%
Health Technology                         12.1%
Finance                                   11.7%
Electronic Technology                     10.2%
Energy Minerals                            5.7%
Utilities & Telecommunications             5.0%
Producer Manufacturing                     4.6%
Technology Services                        3.8%
Other Industries                          16.6%
Cash & Equivalents                        13.2%

GRAPHIC MATERIAL (5)

This chart lists the top 10 holdings, including industry, of Franklin Blue Chip Fund, based on total net assets as of 10/31/98.

American International Group Inc,. Finance, U.S.                        2.6%
General Electric Co.; Producer Manufacturing, U.S.                      2.1%
The Coca Cola Co., Consumer Non-Durables, U.S.                          2.1%
The AES Corp., Industrial Services, U.S.                                2.0%
Wm. Wrigly Jr. Co., Consumer Non-Durables, U.S.                         1.9%
Novartis, AG, Health Technology, Switzerland                            1.9%
Nestle, SA, Registered Shares, Consumer Non-Durables; Switzerland       1.8%
Merck & Co. Inc., Heath Technology, Switzerland                         1.8%
Avery Dennison Corp.; Process Industries, U.S.                          1.7%
Royal Dutch Petroleum Co., New York Shares                              1.7%
Energy Minerals, Netherlands

GRAPHIC MATERIAL (6)

This chart shows in bar format the portfolio breakdown of Franklin California Growth Fund, based on total net asset as of 10/31/98

Electronic Technology         22.3%
Technology Services           10.1%
Finance                       9.3%
Real Estate                   7.2%
Energy Minerals               6.2%
Retail                        5.1%
Health Technology             4.3%
Other                        26.5%
Cash & Equivalents            9.0%

[Top Holdings]

GRAPHIC MATERIAL (7)

This chart lists the top 10 holdings, including industry, of Franklin California Growth Fund, based on total net assets as of 10/31/98.

Cisco Systems, Inc., Electronic Technology                       2.70%
Safeway, Inc., Retail Trade                                      1.88%
Synopsys, Inc., Technology Services                              1.87%
Sun Microsystems, Inc., Electronic Technology                    1.85%
Chevron Corp., Energy Minerals                                   1.81%
Wind River Systems, Inc., Technology Services                    1.81%
Mattel, Inc., Consumer Durables                                  1.71%
Sempra Energy, Utilities & Telecommunications                    1.69%
Computer Sciences Corp., Electronic Technology                   1.67%
AirTouch Communications, Inc., Utilities & Telecommunications    1.60%

GRAPHIC MATERIAL (8)

This chart shows in pie format the geographic distribution breakdown of the fund's securities on October 31, 1998, based on total net assets.

Geographic Distribution

United States                                  76.9%
Switzerland                                     4.0%
Israel                                          2.7%
United Kingdom                                  1.2%
Australia                                       0.9%
Cash & Equivalents                             14.3%

GRAPHIC MATERIAL (9)

This chart shows in bar format the portfolio breakdown of Franklin Global Heath Care Fund, based on total net asset as of 10/31/98

Medical Specialties                       27.8%
Services to the Health Industry           13.0%
Medical/Nursing Services                  12.0%
Biotechnology                             7.8%
Generic Drugs                             6.5%
Major Pharmaceuticals                     5.2%
Other Pharmaceuticals                     4.6%
Hospital/Nursing Management               4.1%
Medical Electronics                       1.9%
Managed Health Care                       1.7%
Medical/Dental Distributors               1.1%
Cash & Equivalents                        14.3%

GRAPHIC MATERIAL (10)

This chart lists the top 10 holdings, including industry, of Franklin Global Heath Care Fund, based on total net assets as of 10/31/98.

Renal Care Group Inc., Alternate Site Providers, U.S.             6.68%
Mylan Laboratories, Specialty Pharmaceuticals, U.S.               6.56%
Serologicals Corp., Biotechnology, U.S.                           5.86%
Inhale Therapeutics, Specialty Pharmaceuticals, U.S.              5.05%
Access Health Inc., Software and Information Systems, U.S.        4.80%
Novartis AG, Pharmaceuticals, Switzerland                         4.00%
Molecular Devices Corp., Medical Technology and Supplies, U.S.    3.92%
Algos Pharmaceutical Corp., Specialty Pharmaceuticals, U.S.       3.92%
Vertex Pharmaceuticals, Inc., Biotechnology, U.S.                 3.43%
Total Renal Care Holdings, Inc., Alternate Site Providers, U.S.   3.06%

GRAPHIC MATERIAL (11)

This chart shows in pie format the geographic distribution breakdown of the fund's securities on October 31, 1998, based on total net assets.

Geographic Distribution

United States                                   63.2%
Continental Europe                              20.2%
Latin America                                    5.0%
Asia                                             2.7%
United Kingdom                                   1.9%
Cash & Equivalents                               7.0%

GRAPHIC MATERIAL (12)

This chart lists the top 10 holdings, including industry, of Franklin Global Utilities Fund, based on total net assets as of 10/31/98.

AirTouch Communications Inc.              3.6%
Utilities and Telecommunications, U.S.

Sempra Energy                             3.3%
Utilities and Telecommunications, U.S.

Enron Corp.                               3.2%
Utilities and Telecommunications, U.S.

Duke Energy Corp.                         2.9%
Utilities and Telecommunications, U.S.

Global TeleSystems Group Inc.             2.8%
Utilities and Telecommunications, U.S.

The AES Corp.                             2.7%
Industrial Services, U.S.

Portugal Telecom, SA                      2.7%
Utilities and Telecommunications, U.S.

SBC Communications Inc.                   2.5%
Utilities and Telecommunications, U.S.

National Fuel Gas Co.                     2.4%
Utilities and Telecommunications, U.S.

Telecom Italia, SpA                       2.4%
Utilities and Telecommunications, U.S.

GRAPHIC MATERIAL (13)
This chart shows in bar format the portfolio breakdown of the fund's securities on
October 31, 1998, based on total net assets.

Portfolio Breakdown

Consumer Services                                11.1%
Financials                                       11.0%
Electronic Technology                             7.8%
Industrial Services                               6.2%
Retail Trade                                      5.7%
Health Technology                                 4.5%
Commercial Services                               4.3%
Technology Services                               4.1%
Real Estate                                       3.8%
Consumer Non-Durables                             3.5%
Other                                            16.1%
Cash & Equivalents                               21.9%

GRAPHIC MATERIAL (14)

This chart lists the top 10 holdings, including industry, of Franklin MidCap Growth Fund, based on total net assets as of 10/31/98.

Sylvan Learning Systems Inc.                    2.2%
Commercial Services

Apollo Group Inc., Class A                      2.0%
Consumer Services

Expeditors International of Washington Inc.     2.0%
Transportation

DeVry Inc.                                      1.9%
Consumer Services

The Estee Lauder Cos. Inc.,
Class A                                         1.9%
Consumer Non-Durables

Chancellor Media Corp.                          1.6%
Consumer Services

Transocean Offshore Inc.                        1.5%
Industrial Services

Family Dollar Store Inc.                        1.5%
Retail Trade

Clayton Homes Inc.                              1.4%
Consumer Durables

ITT Educational Services Inc.                   1.4%
Consumer Services

GRAPHIC MATERIAL (15)
This chart shows in bar format the portfolio breakdown of the fund's securities on
October 31, 1998, based on total net assets.

Portfolio Breakdown

Energy Minerals                                 29.2%
Industrial Services                             21.3%
Non-Energy Minerals                             21.0%
Process Industries                              11.5%
REITs                                            4.1%
Utilities and Telecommunications                 2.6%
Service/Related Industries                       1.7%
Cash & Equivalents                               8.6%

GRAPHIC MATERIAL (16)
This chart shows in bar format the geographic distribution breakdown of the fund's securities on October 31, 1998, based on total net assets.

Geographic Distribution

United States                                   66.4%
Canada                                          11.6%
Latin America                                    4.8%
Europe                                           4.2%
Asia                                             2.6%
Africa                                           1.6%
Australia                                        0.2%
Cash & Equivalents                               8.6%

GRAPHIC MATERIAL (17)

This chart lists the top 10 holdings, including industry, of Franklin Natural Resources Fund, based on total net assets as of 10/31/98.

Weatherford International Inc.                  4.2%
Industrial Services, U.S.

Barrett Resources Corp.                         4.1%
Energy Minerals, U.S.

Newfield Exploration Co.                        3.6%
Energy Minerals, U.S.

YPF, SA, Sponsored ADR                          3.1%
Energy Minerals, Argentina

Gulf Canada Resources Ltd.                      2.9%
Energy Minerals, Canada

Transocean Offshore, Inc.                       2.4%
Industrial Services, U.S.

Enron Oil and Gas Co.                           2.4%
Energy Minerals, U.S.

Nuevo Energy Co.                                2.3%
Energy Minerals, U.S.

Enron Corp.                                     2.2%
Utilities and Telecommunications, U.S.

The AES Corp.                                    .1%
Industrial Services, U.S.

GRAPHIC MATERIAL (18)

This chart shows in pie format the portfolio breakdown of the fund's securities on
October 31, 1998, based on total net assets.

Portfolio Breakdown

Technology Services                       17.6%
Electronic Technology                     16.7%
Finance                                    9.6%
Health Services                            5.3%
Industrial Services                        5.2%
Energy Minerals                            4.3%
Utilities and Telecommunications           4.2%
Other                                     25.4%
Cash & Equivalents                        11.7%

GRAPHIC MATERIAL (19)

This chart lists the top 10 holdings, including industry, of Franklin Small Cap Growth Fund, based on total net assets as of 10/31/98.

Synopsys Inc.                                1.5%
Technology Services

Wind River Systems Inc.                      1.5%
Technology Services

Affiliated Computer Systems Inc., Class A    1.5%
Technology Services

Newfield Exploration Co.                     1.4%
Energy Minerals

Waters Corp.                                 1.4%
Electronic Technology

Varco International Inc.                     1.3%
Industrial Services

Gemstar International Group Ltd.             1.3%
Electronic Technology

Intuit Inc.                                  1.2%
Technology Services

Uniphase Corp.                               1.2%
Health Technology

Pediatrix Medical Group Inc.                 1.2%
Health Services



ANNUAL
REPORT

SEPTEMBER 30, 1998

FRANKLIN MANAGED TRUST

Franklin Investment Grade Income Fund
Franklin Rising Dividends Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



William J. Lippman
President
Franklin Managed Trust

CONTENTS


Shareholder Letter........................     1

Fund Reports

 Franklin Investment Grade
 Income Fund .............................     4

 Franklin Rising
 Dividends Fund ..........................    14

Financial Highlights &
Statement of Investments .................    28

Financial Statements .....................    37

Notes to
Financial Statements .....................    41

Report of
Independent Accountants ..................    45

Tax Information...........................    46

SHAREHOLDER LETTER
Dear Shareholder:

It's a pleasure to bring you Franklin Managed Trust's annual report for the period ended September 30, 1998.

Foreign Storms Bring Rain
Although El Nino's effects on domestic weather subsided in June, the U.S. stock market faced its own version of adverse elements in August. By the end of the reporting period, financial events at home mirrored the downpour abroad, where washed-out currencies flooded foreign markets. On August 31, storm clouds rained on American stock markets, washing away much of the first half of 1998's spectacular gains. On that day the Dow Jones(R) Industrial Average (DJIA) lost 512.61 points or 6.37% of its value.1 Many analysts attributed this slide to concerns about Russia's economic and political stability as well as evidence that the Asian countries' economic problems are more deep-seated than originally believed. At home, 1998 U.S. corporate profits, through the end of the reporting period, fell dramatically from 1997 levels. Those companies with significant Asian exports, competing with Asian products or those in commodity businesses like paper, oil and steel were especially hard hit.

1. Source: Bloomberg.


At the same time, the very factors negatively impacting the U.S. stock market -- the slowing domestic economy and Russian and Asian economic turmoil -- provided a boost to the U.S. bond market. Low inflation at home and foreign investors flocking to U.S. bonds, especially U.S. Treasuries, as a "safe haven" from stock market volatility abroad, drove bond prices higher. Bond price and yield move in an inverse relationship, so yields on long-term bonds fell to their lowest levels in years. The benchmark 30-year U.S. Treasury bond ended the reporting period yielding 4.98%, compared with 6.41%
a year earlier.2

What is an investor to do faced with steeply fluctuating markets? While the phrase "investment value may go down as well as up" abounds in financial literature, the stock market's unusually high gains in the past few years may have led many investors to believe otherwise. Putting the 1990s into historical perspective, it is worth noting that the average yearly gain in the S&P 500(R), which paints a broader picture of the U.S. market than the DJIA, has been +10.51% since 1930; however, from January 1, 1990, through June 30, 1998, the S&P 500 rose an average of +17.81% a year.3 Also, there have been fewer market corrections during the 1990s than previous decades, with a market correction being defined as a 10% or greater decline over a period of days, weeks or months.

2. Ibid.
3. Source: Stocks, Bonds, and Inflation 1998 Yearbook, Ibbotson Associates.

Weatherproofing Your Portfolio
In times like these, it's easy to understand why people can become emotional about their investments. That's why I believe investors should call their investment representatives, and plan to cover three points in their conversations. One, review their current financial plans, recalling their goals and why they made their investment choices in the first place. Two, discuss the value of diversification, which can help reduce the risk that any one type of security will have a negative impact on an overall portfolio, and check if their investments are still properly diversified. As shown during the reporting period, the bond and stock markets often behave differently. In each of the five years since 1973 that stocks posted negative annual returns, bonds posted positive returns.4 Three, review their investment timeframe to help put recent market declines into perspective and avoid turning what could be only a temporary paper loss into a permanent one. Maintaining a long-term outlook is one of the keys to weathering market volatility.

An important component of a long-term approach is having a regular investment plan. Investing on a scheduled basis, regardless of market directions, can help investors take advantage of market downturns when prices are low, and benefit from any market rallies. We encourage you to contact your investment representative to discuss setting up a regular investment plan. While investment success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind.

As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,




William J. Lippman
President
Franklin Managed Trust


4. Source: For bond market statistics based on the Lehman Brothers Government/Corporate Bond Index - Lehman Brothers; for stock market measured by the S&P 500 Index - Standard & Poor's(R).

FRANKLIN INVESTMENT GRADE
INCOME FUND


Your Fund's Goal: Franklin Investment Grade Income Fund seeks a maximum level of income consistent with prudent exposure to risk. The fund pursues this goal by investing in investment-grade debt securities having primarily intermediate maturities. The fund also seeks to offer a higher total return than a money market fund, generally with less risk to principal than a fund composed of either long-term securities or securities that are below investment-grade quality.1

1. Generally, long-term securities and lower-quality securities provide higher yields.
A money-market fund seeks a stable $1.00 per share net asset value.

During the one-year reporting period, the fund's Class I share price, as measured by net asset value, rose modestly, increasing from $9.08 to $9.22. Our continuing emphasis on purchasing securities with limited maturities contributed to this share price increase. Because long-term instruments often exhibit relatively greater price volatility, both up and down, many investors embrace the more stable short- and intermediate-term investment instruments, which the fund typically purchases.

Also, contributing to the fund's performance was our focus on purchasing high-quality issues and using "put" bonds. As the chart illustrates, 69% of the fund's total net assets were invested in AAA-rated issues (the highest-rated securities available), while 24% were A-rated with the remainder in BBB-rated instruments.

The use of put bonds remains an integral part of our conservative investment strategy. A put bond is one that can be redeemed before maturity, at face value (par). Thus, if interest rates rise, we can redeem a put bond early, at par on the optional retirement date, and reinvest the proceeds at the new, higher interest rate. Conversely, if interest rates decline by the security's optional retirement date, we can either keep the higher-yielding bond, or sell it at a favorable price.

On September 30, 1998, 42% of the portfolio's total net assets consisted of government bonds, 38% corporate and government agency put bonds, and 20% cash and cash equivalents. The fund's average weighted maturity was 1.8 years, using the optional put dates as effective maturities, and 12.1 years, using the stated maturities.

We will continue to maintain our emphasis on put bonds and bonds with a limited maturity structure. It is our belief that this strategy can enable us to produce solid total returns without subjecting the portfolio's share price to significant price volatility. Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin Investment Grade Income Fund - Class I share price, as measured by net asset value, increased 14 cents, from $9.08 on September 30, 1997, to $9.22 on September 30, 1998. During the one-year reporting period, shareholders received dividend income totaling 43.3 cents ($0.433) per share. Dividends will vary based on portfolio earnings, and past distributions are not indicative of future trends.

The fund's distribution rate was 4.11%, based on an annualization of September's monthly dividend of 3.3 cents ($0.033) per share and the maximum offering price of $9.63 on September 30, 1998.

For the one-year period ended September 30, 1998, your fund produced a +6.50% cumulative total return. Cumulative total return reflects the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge.

The graph on page 8 compares the performance of the fund's Class I shares with that of the Lehman Brothers Government/Corporate Bond Index. Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Investment Grade Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                                                          Since
                                                        Inception
                             1-Year   5-Year  10-Year   (1/14/87)

Cumulative Total Return1     +6.50%   +25.66%  +98.23%    +99.83%
Average Annual Total Return2 +2.00%    +3.78%   +6.62%     +5.70%

Distribution Rate3          4.11%

30-Day Standardized Yield  44.08%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of September's 3.3 cent per share monthly dividend and the maximum offering price of $9.63 on September 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Advisor Class
Franklin Investment Grade Income Fund - Advisor Class share price, as measured by net asset value, increased 15 cents, from $9.07 on September 30, 1997, to $9.22 on September 30, 1998. During the one-year reporting period, shareholders received dividend income totaling 45.79 cents ($0.4579) per share. Dividends will vary based on portfolio earnings, and past distributions are not indicative of future trends.

The fund's distribution rate was 4.54%, based on an annualization of September's monthly dividend of 3.49 cents ($0.0349) per share and the net asset value price of $9.22 on September 30, 1998.

For the one-year period ended September 30, 1998, your fund produced a +6.91% cumulative total return. Cumulative total return reflects the change in value of an investment, assuming reinvestment of all distributions.

The graph on page 12 compares the performance of the fund's Advisor Class shares with that of the Lehman Brothers Government/
Corporate Bond Index. Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund.
An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as Franklin Investment Grade Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

                                                           Since
                                                         Inception
                             1-Year*  5-Year*  10-Year*  (1/14/87)*
Cumulative Total Return1+    6.91%+   26.23%+   99.14%    +100.73%
Average Annual Total Return1+6.91%    +4.77%    +7.13%      +6.13%

Distribution Rate2          4.54%

30-Day Standardized Yield3  4.38%

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. Distribution rate is based on an annualization of September's 3.49 cent per share monthly dividend and the net asset value price of $9.22 on September 30, 1998.
3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows:
(a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 11.18%.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN RISING DIVIDENDS FUND

Your Fund's Goal: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital is also an important consideration. The fund invests in the equity securities of companies that have paid consistently rising dividends over the past ten years.

Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

During the fiscal year ended September 30, 1998, the domestic economy demonstrated solid growth, low inflation and sharply falling interest rates. This benign environment led to strong equity market performance through the first half of the fund's fiscal year. By the last half of the year, however, declining corporate profit growth began to weigh heavily on the market as all major stock market indices fell through the summer.

While earnings of consumer stocks generally continued to be strong, growth in the manufacturing sector slowed. In many ways the consumer benefited from the economic problems in Asia. Weak Asian economies, for example, are widely cited as a leading reason for the significant fall in Treasury bond yields in the past year. Manufacturers, on the other hand, were hurt by the Asian crisis. They often either compete with Asian companies globally, or were disappointed with sales to the region. As a result, most consumer-oriented stocks performed better than stocks of manufacturers.

A striking feature of the past year was the much stronger performance of large capitalization stocks relative to medium and small capitalization stocks. The consumer orientation of many large-cap stocks partially explains this outperformance. Another factor, however, was the portfolio shift by many global investors out of Asia and into the U.S. Much of this money flowed into the largest and most liquid U.S. stocks. Within this environment, the Wilshire MidCap Growth Index, the fund's benchmark, returned -21.58% for the one-year period ended September 30, 1998, while Franklin Rising Dividends Fund posted -9.05% cumulative total return.

Retailers were standout performers during this period, particularly large cap companies like Wal-Mart Stores, Inc. Sales were strong at all of Wal-Mart's domestic formats and international prospects continue to be promising. The portfolio's largest position, Family Dollar Stores, Inc., as well as Rite Aid Corp. also performed well, although both lagged behind Wal-Mart.

Another particularly strong performer was Allied Group, Inc., a midwestern property and casualty insurance company. Allied agreed to be acquired by Nationwide Mutual Insurance Co. at a substantial premium to its previous trading range.

The portfolio's worst-performing stocks during the year were primarily smaller, manufacturing-oriented companies. These included M. A. Hanna Co. and Watts Industries, Inc., which were impacted by the industrial slowdown and, as a result, had weaker than expected quarterly earnings. Two other disappointing holdings were Circle International Group, Inc. and Wallace Computer Services, Inc. Despite Circle's healthy earnings growth, investors are fearful that the weakening global economy will eventually have a negative impact on the company's freight forwarding business. Wallace reported weak quarterly earnings recently due to pricing pressures in certain paper product categories, despite relatively strong unit growth.

New positions added to the portfolio during the period included Pall Corp., Diebold, Inc., Bemis Company, Inc., ReliaStar Financial Corp. and Reynolds and Reynolds Co. Pall makes fluid filtration devices for a variety of industries including health care. Pall's most promising market is blood filtration, as a number of countries have recently announced plans to make filtration mandatory for all blood transfusions. Diebold is known for manufacturing automated teller machines and has increased its dividend for an exceptional 45 straight years. Although earnings slipped in 1998 as a result of slowing orders, Diebold is well-positioned longer-term to benefit from the increasing use of automation to deliver consumer products and services. Bemis is a leading manufacturer of flexible packaging for use by the food industry. ReliaStar, a provider of a broad range of insurance related investment products, has increased its dividend for 27 years. Reynolds is a leading provider of information management systems used primarily by automobile dealerships.

A significant addition to the portfolio was West Company, Inc. The company's products are used in the packaging and delivery of health care products. West recently acquired drug delivery technologies that have the potential to accelerate the company's growth rate.

Several positions were eliminated from the portfolio including Nike, Inc.; Allied Group, Inc. and Merck & Co., Inc. Nike's operating results suffered as falling demand for its products led to excess inventory. As previously mentioned, Allied Group was acquired by Nationwide Mutual. We sold Merck, as it became less attractively valued than other alternative investments.

Notable year-over-year dividend increases during the past year came from National Commerce Bancorp. (+45.5%), Cohu, Inc. (+33.3%), First Union Corp. (+31.3), Avery Dennison Corp. (+23.5%), Mercury General Corp. (+20.7%), Alberto-Culver Co. (+20%), Myers Industries, Inc. (+20%) and ReliaStar Financial Corp. (+19.4%).

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As the table shows, our ten largest positions on September 30, 1998, comprised 32.0% of the fund's total net assets. It is interesting to note how these ten companies would, in the aggregate, respond to the fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 17 years in a row and by 304% in the last 10 years (excluding Fannie Mae's 1,500% increase). Their most recent dividend increases averaged 13.8%, for a yield of 2.2% on September 30, 1998, and a dividend payout ratio of 34%. Long-term debt averaged 23% of capitalization, and the average price/earnings ratio was 16.4 versus 22.0 for that of the unmanaged Standard & Poor's(R) 500 Stock Index on the same date. It is our opinion that these companies are representative of the portfolio's fundamentally high quality. We also believe that, over time, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Class I

Franklin Rising Dividends Fund - Class I produced a -9.05% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 23, the fund's Class I shares delivered a +228.88% cumulative total return since inception on January 14, 1987.

The fund's share price, as measured by net asset value, decreased $5.40, from $26.93 on September 30, 1997, to $21.53 on September 30, 1998. During the one-year reporting period, shareholders received per-share distributions consisting of dividend income totaling 10.5 cents ($0.105), $2.8451 in long-term capital gains and 35.29 cents ($0.3529) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

The graph on page 22 compares the performance of the fund's Class I shares with that of the fund's unmanaged benchmark index, the Wilshire MidCap Growth Index, and the Consumer Price Index (CPI), a common measure of inflation. As you can see, your investment returns have surpassed the rate of inflation, as measured by the CPI, a primary goal of any investment. Please note that the Wilshire Index differs from the fund as it includes companies with market capitalizations (the market value of a company's issued and outstanding stock) ranging from $300 million to $1.3 billion, while your fund's portfolio includes companies with smaller market capitalizations and ranges from $83 million to $107 billion.

The Wilshire MidCap Growth Index has outperformed the fund's Class I shares over the 10 years ended September 30, 1998. However, Franklin Rising Dividends Fund outperformed the index during some of the U.S. stock markets' most volatile periods -- the one-, three- and five-year periods ended on the same date. For the one-year period, the index saw a -21.58% cumulative total return, compared with the fund's -9.05%. The fund produced a cumulative total return of +54.43% and +79.51% for the respective three- and five-year periods ended September 30, 1998, while the index returned +13.95% and +63.75%, respectively.

Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Rising Dividends Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Rising Dividends Fund - Class I
Periods ended 9/30/98
                                                           Since
                                                         Inception
                              1-Year  5-Year  10-Year    (1/14/87)

Cumulative Total Return1      -9.05%  +79.51%  +210.02%   +228.88%
Average Annual Total Return2 -14.27%  +11.09%   +11.32%    +10.14%


Distribution Rate3           0.81%
30-Day Standardized Yield4   0.80%


Value of $10,000 Investment5  $8,573  $16,920   $29,217   $30,997

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.
3. Distribution rate is based on an annualization of September's 4.6 cent per share quarterly dividend and the maximum offering price of $22.84 on September 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Rising Dividends Fund - Class I paid distributions derived from long-term capital gains of $2.8451 per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Class II

Franklin Rising Dividends Fund - Class II produced a -9.48% cumulative total return for the one-year period ended September 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 27, the fund's Class II shares delivered a +71.59% cumulative total return since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, decreased $5.40, from $26.85 on September 30, 1997, to $21.45 on September 30, 1998. During the one-year reporting period, shareholders received per-share distributions consisting of dividend income totaling 0.14 cents ($0.0014), $2.8451 in long-term capital gains and 35.29 cents ($0.3529) in short-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

The graph on page 26 compares the performance of the fund's Class II shares since inception with that of the unmanaged Wilshire MidCap Growth Index, and the Consumer Price Index (CPI), a common measure of inflation. As you can see, your investment returns have surpassed the rate of inflation, as measured by the CPI, a primary goal of any investment. Please note that the Wilshire Index differs from the fund as it includes companies with market capitalizations (the market value of a company's issued and outstanding stock) ranging from $300 million to $1.3 billion, while your fund's portfolio includes companies with smaller market capitalizations and ranges from $83 million to $107 billion.

Keep in mind an unmanaged index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as Franklin Rising Dividends Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Rising Dividends Fund - Class II
Periods ended 9/30/98
                                                               Since
                                                             Inception
                                       1-Year   3-Year       (5/1/95)
Cumulative Total Return1              -9.48%    +52.05%       +71.59%
Average Annual Total Return2         -11.17%    +14.62%       +16.77%

Distribution Rate            30.03%
30-Day Standardized Yield4    0.31%

Value of $10,000 Investment5          $8,883    $15,057      $16,983

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of September's 0.14 cent per share quarterly dividend and the maximum offering price of $21.67 on September 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
5. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin Rising Dividends Fund - Class II paid distributions derived from long-term capital gains of $2.8451 per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



FRANKLIN MANAGED TRUST
Financial Highlights

Franklin Investment Grade Income Fund
                                                                               Class I
                                                                      Year Ended September 30,
                                                     ------------------------------------------------------
                                                           1998      1997       1996      1995       1994
                                                     ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................        $9.08     $9.01      $9.04     $8.82     $9.31
                                                     ------------------------------------------------------
Income from investment operations:
 Net investment income...............................          .43       .41        .44       .44       .45
 Net realized and unrealized gains (losses)..........          .14       .09       (.06)      .26      (.54)
                                                     ------------------------------------------------------
Total from investment operations.....................          .57       .50        .38       .70      (.09)
                                                     ------------------------------------------------------
Less distributions from:
 Net investment income...............................         (.43)     (.43)      (.41)     (.48)     (.40)
                                                     ------------------------------------------------------
Net asset value, end of year.........................        $9.22     $9.08      $9.01     $9.04     $8.82
                                                     ======================================================

Total return*........................................         6.50%     5.68%      4.25%     8.21%    (1.02%)

Ratios/supplemental data:
Net assets, end of year (000's)......................      $54,958   $43,568    $29,372   $29,824   $29,553
Ratios to average net assets:
 Expenses............................................         1.10%     1.05%      1.06%     1.09%     1.05%
 Net investment income...............................         4.74%     4.73%      4.81%     4.96%     4.91%
Portfolio turnover rate..............................        20.80%    41.32%     20.06%    64.70%    10.57%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at offering price.



FRANKLIN MANAGED TRUST
Financial Highlights (continued)

Franklin Investment Grade Income Fund
                                                                                            Advisor Class
                                                                                      Year Ended September 30,
                                                                                          1998      19971
                                                                                     ----------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................................................       $9.07     $9.03
                                                                                     ----------------------
Income from investment operations:
 Net investment income...............................................................         .43       .28
 Net realized and unrealized gains...................................................         .19       .07
                                                                                     ----------------------
Total from investment operations.....................................................         .62       .35
                                                                                     ----------------------
Less distributions from:
 Net investment income...............................................................        (.46)     (.31)
                                                                                     -----------------------
Net asset value, end of year.........................................................       $9.23     $9.07
                                                                                     ======================

Total return*........................................................................        7.02%     3.98%

Ratios/supplemental data:
Net assets, end of year (000's)......................................................      $2,505       $39
Ratios to average net assets:
 Expenses............................................................................         .82%      .85%**
 Net investment income...............................................................        5.02%     4.84%**
Portfolio turnover rate..............................................................       20.80%    41.32%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period January 2, 1997 (effective date) to September 30, 1997.

See notes to financial statements.



FRANKLIN MANAGED TRUST
Statement of Investments, September 30, 1998

                                                                                                PRINCIPAL
 Franklin Investment Grade Income Fund                                                            AMOUNT       VALUE
    U.S. Government Securities and Agencies 46.0%
 Tennessee Valley Authority, bonds, (putable* 7/15/01, callable 7/15/20), 6.235%, 7/15/45     $2,000,000    $ 2,104,436
    U.S. Treasury Notes, 5.875%, 1/31/99.........................................              2,000,000      2,008,752
    U.S. Treasury Notes, 5.875%, 3/31/99.........................................              1,000,000      1,006,563
    U.S. Treasury Notes, 6.00%, 6/30/99..........................................              2,000,000      2,020,626
    U.S. Treasury Notes, 5.875%, 7/31/99.........................................              2,000,000      2,020,002
    U.S. Treasury Notes, 5.875%, 8/31/99.........................................              3,000,000      3,033,753
    U.S. Treasury Notes, 5.75%, 9/30/99..........................................              1,000,000      1,011,251
    U.S. Treasury Notes, 5.625%, 11/30/99........................................              2,000,000      2,023,752
    U.S. Treasury Notes, 5.625%, 12/31/99........................................              2,000,000      2,026,252
    U.S. Treasury Notes, 5.50%, 3/31/00..........................................              2,000,000      2,029,376
    U.S. Treasury Notes, 6.00%, 8/15/00..........................................              2,000,000      2,057,502
    U.S. Treasury Notes, 5.275%, 8/31/00.........................................              3,000,000      3,043,128
    U.S. Treasury Notes, 5.375%, 2/15/01.........................................              2,000,000      2,045,626
                                                                                                         --------------
    Total U.S. Government Securities and Agencies (Cost $26,058,103).............                            26,431,019
                                                                                                         --------------
    Corporate Bonds 34.3%
    Commercial Services 2.7%
    Xerox Corp., notes, (putable* 5/05/99), 5.90% 5/05/37 .......................              1,500,000      1,559,865
                                                                                                         --------------
    Consumer Non-Durable 3.7%
    Coca-Cola Enterprises, deb., (putable* 10/15/03), 6.70% 10/15/36 ............              2,000,000      2,133,926
                                                                                                         --------------
    Finance 10.7%
    Aetna Services Inc., (putable* 8/15/04), 6.97%, 8/15/36......................              2,000,000      2,112,648
    Sears Roebuck Acceptance Corp.,
    (putable* 11/15/00), 6.13%, 11/15/05.........................................                775,000        799,656
    (putable* 11/15/00), 6.15%, 11/15/05.........................................                725,000        751,287
    Southtrust Bank, (putable* 2/06/01), 5.58%, 2/06/06..........................              2,500,000      2,509,005
                                                                                                         --------------
                                                                                                              6,172,596
                                                                                                         --------------
    Industrial Services 3.6%
    WMX Technologies, Inc., notes, (putable* 5/15/00), 6.65% 5/15/05.............              2,000,000      2,050,958
                                                                                                         --------------

    Process Industries 7.2%
    Bausch & Lomb, notes, (putable* 8/31/01), 6.56%, 8/12/26 ....................              2,000,000      2,099,670
    Sherwin-Williams Co., notes, (putable* 10/15/99), 5.50%, 10/15/27 ...........              2,000,000      2,024,746
                                                                                                         --------------
                                                                                                              4,124,416
                                                                                                         --------------
    Retail Trade 2.8%
    Penney J.C. & Co., Inc., deb., (putable* 8/15/03), 6.90% 8/15/26.............              1,500,000      1,628,928
                                                                                                         --------------

    Utilities 3.6%
    Bellsouth Corp., deb., (putable* 11/15/00), 5.85%, 11/15/45..................              2,000,000      2,049,370
                                                                                                         --------------
    Total Corporate Bonds (Cost $19,136,674).....................................                            19,720,059
                                                                                                         --------------
    Total Long Term Investments (Cost $45,194,777)...............................                            46,151,078
                                                                                                         --------------


a   Repurchase Agreement 21.1%
    Joint Repurchase Agreement, 5.275%, 10/01/98,
 (Maturity Value $12,144,747) (Cost $12,142,967) ................................            $12,142,967    $12,142,967
     BancAmerica Robertson Stephens, (Maturity Value $1,223,700)
     Barclays Capital Group, Inc., (Maturity Value $1,131,441)
     BT Alex Brown, Inc., (Maturity Value $1,223,701)
     Chase Securities, Inc., (Maturity Value $1,223,700)
     CIBC Wood Gundy Securities Corp., (Maturity Value $1,223,701)
     Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,223,700)
     Dresdner Kleinwort Benson, North America, L.L.C., (Maturity Value $1,223,701)
     Greenwich Capital Markets, Inc., (Maturity Value $1,223,701)
     Paribas Corp., (Maturity Value $1,223,701)
     SBC Warburg Dillon Read, Inc., (Maturity Value $1,223,701)
    Collateralized by U.S. Treasury Bills and Notes
    Total Investments (Cost $57,337,744) 101.4%..................................                            58,294,045
    Other Assets, less Liabilities (1.4%)........................................                              (830,441)
                                                                                                         --------------
    Net Assets 100.0% ...........................................................                           $57,463,604
                                                                                                         ==============

*Holder may redeem at par on put date.
aSee Note 1(b) regarding joint repurchase agreement.



FRANKLIN MANAGED TRUST
Financial Highlights

Franklin Rising Dividends Fund
                                                                               Class I
                                                     -------------------------------------------------------
                                                                      Year Ended September 30,
                                                     -------------------------------------------------------
                                                           1998      1997       1996      1995       1994
                                                     -------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...................       $26.93    $20.03     $17.31    $14.67    $15.43
                                                     -------------------------------------------------------
Income from investment operations:
 Net investment income...............................          .13       .16        .28       .33       .28
 Net realized and unrealized gains (losses)..........        (2.22)     8.23       2.78      2.61      (.80)
                                                     -------------------------------------------------------
Total from investment operations.....................        (2.09)     8.39       3.06      2.94      (.52)
                                                     -------------------------------------------------------
Less distributions from:
 Net investment income...............................         (.11)     (.18)      (.34)     (.30)     (.24)
 Net realized gains..................................        (3.20)    (1.31)        --        --        --
                                                     -------------------------------------------------------
Total distributions..................................        (3.31)    (1.49)      (.34)     (.30)     (.24)
                                                     -------------------------------------------------------
Net asset value, end of year.........................       $21.53    $26.93     $20.03    $17.31    $14.67
                                                     =======================================================

Total return*........................................        (9.05)%   44.10%     17.83%    20.32%    (3.38)%

Ratios/supplemental data:
Net assets, end of year (000's)......................     $407,336  $394,873   $277,746  $260,917  $261,461
Ratios to average net assets:
 Expenses............................................         1.39%     1.41%      1.40%     1.43%     1.43%
 Net investment income...............................          .51%      .71%      1.49%     2.10%     1.81%
Portfolio turnover rate..............................        23.99%    39.47%     31.55%    14.60%    25.75%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at offering price.



FRANKLIN MANAGED TRUST
Financial Highlights (continued)

Franklin Rising Dividends Fund
                                                                                  Class II
                                                                 ------------------------------------------
                                                                            Year Ended September 30,
                                                                 ------------------------------------------
                                                                     1998       1997      1996      19951
                                                                 ------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year...............................     $26.85     $19.98    $17.28    $15.47
                                                                 ------------------------------------------
Income from investment operations:
 Net investment income...........................................      --           .08       .21       .11
 Net realized and unrealized gains (losses)......................      (2.20)      8.17      2.74      1.83
                                                                 ------------------------------------------
Total from investment operations.................................      (2.20)      8.25      2.95      1.94
                                                                 ------------------------------------------
Less distributions from:
 Net investment income...........................................      --          (.07)     (.25)     (.13)
 Net realized gains..............................................      (3.20)     (1.31)    --        --
                                                                 ------------------------------------------
Total distributions..............................................      (3.20)     (1.38)     (.25)     (.13)
                                                                 ------------------------------------------
Net asset value, end of year.....................................     $21.45     $26.85    $19.98    $17.28
                                                                 ==========================================

Total return*....................................................      (9.48)%    43.37%    17.16%    12.56%

Ratios/supplemental data:
Net assets, end of year (000's)..................................    $43,790    $14,526    $3,882    $1,060
Ratios to average net assets:
 Expenses........................................................       1.94%      1.95%     1.95%     1.90%**
 Net investment income (loss)....................................       (.05)%      .17%      .94%     1.92%**
Portfolio turnover rate..........................................      23.99%     39.47%    31.55%    14.60%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
1For the period May 1, 1995 (effective date) to September 30, 1995.

See notes to financial statements.



FRANKLIN MANAGED TRUST
Statement of Investments, September 30, 1998





 Franklin Rising Dividends Fund                                                                   SHARES       VALUE
    Common Stocks 97.8%
    Banks/Thrifts 14.6%
    First Union Corp. ...........................................................                271,650   $ 13,905,084
    Mercantile Bankshares Corp. .................................................                170,950      4,807,969
    National Commerce Bancorp. ..................................................                568,600      9,381,900
    State Street Corp. ..........................................................                 98,200      5,358,038
    TrustCo Bank Corp., N.Y. Shs. ...............................................                268,116      7,188,860
    U.S. Bancorp.................................................................                215,000      7,645,938
    Washington Mutual, Inc. .....................................................                379,000     12,791,250
    Wilmington Trust Corp. ......................................................                 96,200      5,002,397
                                                                                                        ---------------
                                                                                                             66,081,436
                                                                                                        ---------------
    Commercial Services 5.2%
    Ennis Business Forms, Inc. ..................................................                228,700      2,287,000
    Standard Register Co. .......................................................                282,700      7,685,906
    Wallace Computer Services, Inc. .............................................                753,200     13,510,525
                                                                                                        ---------------
                                                                                                             23,483,431
                                                                                                        ---------------
    Consumer Durables 4.1%
    Leggett & Platt, Inc. .......................................................                526,400     10,922,800
    Newell Co. ..................................................................                167,200      7,701,650
                                                                                                        ---------------
                                                                                                             18,624,450
                                                                                                        ---------------
    Consumer Non-Durables 8.0%
    Alberto-Culver Co., Class A..................................................                504,100     10,775,138
    Block Drug Co., Inc., Class A................................................                108,659      3,911,724
    DIMON, Inc. .................................................................                483,300      5,104,856
    Philip Morris Cos., Inc. ....................................................                158,700      7,310,119
    Universal Corp. .............................................................                252,300      9,019,725
                                                                                                        ---------------
                                                                                                             36,121,562
                                                                                                        ---------------
    Electronic Technology 2.4%
    Cohu, Inc. ..................................................................                311,200      5,134,800
    Hewlett-Packard Co. .........................................................                 75,100      3,975,606
    Rockwell International Corp. ................................................                 52,300      1,889,338
                                                                                                        ---------------
                                                                                                             10,999,744
                                                                                                        ---------------
    Energy Minerals 1.0%
    Royal Dutch Petroleum Co., N.Y. Shs., ADR (Netherlands)......................                 93,700      4,462,463
                                                                                                        ---------------

    Government Sponsored Corporation 2.3%
    Fannie Mae...................................................................                159,000     10,215,750
                                                                                                        ---------------

    Health Technology 4.7%
    Becton, Dickinson & Co. .....................................................                 74,200      3,051,475
    Superior Surgical Manufacturing Co., Inc. ...................................                178,300      2,206,463
    West Co., Inc. ..............................................................                553,900     15,924,625
                                                                                                        ---------------
                                                                                                             21,182,563
                                                                                                        ---------------

    Insurance - Life 2.5%
    American Heritage Life Investment Corp. .....................................                 78,900    $ 1,799,906
    ReliaStar Financial Corp. ...................................................                239,400      9,336,600
                                                                                                        ---------------
                                                                                                             11,136,506
                                                                                                        ---------------
    Insurance - Property/Casualty 8.8%
    American International Group, Inc. ..........................................                 60,375      4,648,875
    Chubb Corp. .................................................................                113,000      7,119,000
    Harleysville Group, Inc. ....................................................                 74,700      1,540,688
    Mercury General Corp. .......................................................                245,200      9,195,000
    MMI Cos., Inc. ..............................................................                395,400      7,092,488
    RLI Corp. ...................................................................                186,562      7,089,356
    St. Paul Cos., Inc. .........................................................                 94,400      3,068,000
                                                                                                        ---------------
                                                                                                             39,753,407
                                                                                                        ---------------
    Non-Energy Minerals 1.1%
    Nucor Corp. .................................................................                120,900      4,911,563
    Process Industries 13.5%
    Bemis Co., Inc. .............................................................                332,600     11,661,788
    Brady Corp., Class A.........................................................                144,300      2,994,225
    Donaldson Co., Inc. .........................................................                126,900      2,030,400
    M.A. Hanna Co. ..............................................................                463,200      5,211,000
    Millipore Corp. .............................................................                238,300      4,542,594
    Myers Industries, Inc. ......................................................                290,880      6,690,240
    Pall Corp. ..................................................................                936,300     20,774,156
    Sherwin-Williams Co. ........................................................                328,000      7,093,000
                                                                                                        ---------------
                                                                                                             60,997,403
                                                                                                        ---------------
    Producer Manufacturing 16.7%
    Avery Dennison Corp. ........................................................                157,100      6,863,306
    Baldor Electric Co. .........................................................                257,366      5,629,881
    Diebold, Inc. ...............................................................                294,000      6,468,000
    Dover Corp. .................................................................                278,400      8,595,600
    Flowserve Corp. .............................................................                156,200      3,163,050
    General Electric Co. ........................................................                 54,000      4,296,375
    Graco, Inc. .................................................................                 93,800      2,180,850
    Hubbell, Inc., Class B.......................................................                187,300      6,649,150
    Kaydon Corp. ................................................................                383,700     10,096,106
    Kimball International, Inc., Class B.........................................                408,000      6,273,000
    Superior Industries International, Inc. .....................................                167,800      3,838,425
    Teleflex, Inc. ..............................................................                 70,000      2,450,000
    Watts Industries, Inc., Class A..............................................                483,000      8,694,000
                                                                                                        ---------------
                                                                                                             75,197,743
                                                                                                        ---------------
    Retail Trade 10.2%
    Family Dollar Stores, Inc. ..................................................              1,516,700     23,888,025
    Rite Aid Corp. ..............................................................                237,800      8,441,900
    Schultz Sav-O Stores, Inc. ..................................................                165,000      2,598,750

    Retail Trade (cont.)
    The Limited, Inc. ...........................................................                200,200    $ 4,391,888
    Wal-Mart Stores, Inc. .......................................................                125,800      6,871,825
                                                                                                        ---------------
                                                                                                             46,192,388
                                                                                                        ---------------
    Technology Services 1.7%
    Reynolds and Reynolds Co., Class A...........................................                428,400      7,630,875
                                                                                                        ---------------
    Transportation 1.0%
    Circle International Group, Inc. ............................................                321,000      4,494,000
                                                                                                        ---------------
    Total Common Stocks (Cost $406,685,441)......................................                           441,485,284
                                                                                                        ---------------
    Convertible Preferred Stock .2%
    American Heritage Life Investment Corp., 8.50% cvt. pfd. (Cost $625,000).....                 12,500        787,500
                                                                                                        ---------------
    Total Long Term Investments (Cost $407,310,441)..............................                           442,272,784
                                                                                                        ---------------

                                                                                               PRINCIPAL
                                                                                                  AMOUNT
 a  Repurchase Agreement 1.8%
    Joint Repurchase Agreement, 5.275%, 10/01/98,
 (Maturity Value $7,977,690) (Cost $7,976,521) ..................................             $7,976,521      7,976,521
     BancAmerica Robertson Stephens, (Maturity Value $803,832)
     Barclays Capital Group, Inc., (Maturity Value $743,202)
     BT Alex Brown, Inc., (Maturity Value $803,832)
     Chase Securities, Inc., (Maturity Value $803,832)
     CIBC Wood Gundy Securities Corp., (Maturity Value $803,832)
     Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $803,832)
     Dresdner Kleinwort Benson, North America, L.L.C., (Maturity Value $803,832)
     Greenwich Capital Markets, Inc., (Maturity Value $803,832)
     Paribas Corp., (Maturity Value $803,832)
     SBC Warburg Dillion Read, Inc., (Maturity Value $803,832)
    Collateralized by U.S. Treasury Bills and Notes
    Total Investments (Cost $415,286,962) 99.8% .................................                           450,249,305
    Other Assets, less Liabilities .2% ..........................................                               876,444
                                                                                                        ---------------
    Net Assets 100.0% ...........................................................                          $451,125,749
                                                                                                        ===============

aSee Note 1(b) regarding joint repurchase agreement.

FRANKLIN MANAGED TRUST
Financial Statements

Statement of Assets and Liabilities
September 30, 1998


                                                                                  FRANKLIN        FRANKLIN
                                                                              INVESTMENT GRADE     RISING
                                                                                 INCOME FUND   DIVIDENDS FUND
Assets:
 Investments in securities:
  Cost.......................................................................   $45,194,777   $407,310,441
                                                                             =============================
  Value......................................................................    46,151,078    442,272,784
 Repurchase agreements, at value and cost....................................    12,142,967      7,976,521
 Cash........................................................................            --        553,852
 Receivables:
  Investment securities sold.................................................            --      1,117,015
  Capital shares sold........................................................        56,154        197,212
  Dividends and interest.....................................................       578,216        727,922
 Other assets................................................................         3,725             --
                                                                             -----------------------------
Total assets.................................................................    58,932,140    452,845,306
                                                                             -----------------------------
Liabilities:
 Payables:
  Investment securities purchased............................................            --        137,596
  Capital shares redeemed....................................................     1,367,418        493,636
  Affiliates.................................................................        51,747        762,828
  Shareholders...............................................................        34,142        286,298
 Other liabilities...........................................................        15,229         39,199
                                                                             -----------------------------
Total liabilities............................................................     1,468,536      1,719,557
                                                                             -----------------------------
 Net assets, at value........................................................   $57,463,604   $451,125,749
                                                                             =============================
Net assets consist of:
 Undistributed net investment income.........................................     $ 305,768      $ 736,183
 Net unrealized appreciation.................................................       956,301     34,962,343
 Accumulated net realized gain (loss)........................................      (740,192)    40,943,155
 Capital shares..............................................................    56,941,727    374,484,068
                                                                             -----------------------------
Net assets, at value ........................................................   $57,463,604   $451,125,749
                                                                             =============================


                                                                                   FRANKLIN        FRANKLIN
                                                                               INVESTMENT GRADE     RISING
                                                                                INCOME FUND     DIVIDENDS FUND
CLASS I:
 Net assets, at value........................................................   $54,958,417   $407,336,106
                                                                             =============================
 Shares outstanding..........................................................     5,959,513     18,917,914
                                                                             =============================
 Net asset value per share*..................................................         $9.22         $21.53
                                                                             =============================
 Maximum offering price per share
 (net asset value per share / 95.75% and 94.25%, respectively)...............         $9.63         $22.84
                                                                             =============================
Class II:
 Net assets, at value........................................................                 $ 43,789,643
                                                                                           ===============
 Shares outstanding..........................................................                    2,041,512
                                                                                           ===============
 Net asset value per share*..................................................                       $21.45
                                                                                           ===============
 Maximum offering price per share (net asset value per share / 99%)..........                       $21.67
                                                                                           ===============
Advisor Class:
 Net assets, at value........................................................   $ 2,505,187
                                                                             ==============
 Shares outstanding..........................................................       271,551
                                                                             ==============
 Net asset value and maximum offering price per share........................         $9.23
                                                                             ==============

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.


FRANKLIN MANAGED TRUST
Financial Statements (continued)

Statement of Operations
for the year ended September 30, 1998


                                                                                  FRANKLIN        FRANKLIN
                                                                              INVESTMENT GRADE     RISING
                                                                                 INCOME FUND   DIVIDENDS FUND
Investment income:
 Dividends...................................................................           $--   $ 8,333,734
 Interest ...................................................................     2,935,984       778,232
                                                                             ----------------------------
Total investment income .....................................................     2,935,984     9,111,966
                                                                             ----------------------------
Expenses:
 Management fees (Note 3)....................................................       251,633     3,577,836
 Distribution fees (Note 3)
  Class I....................................................................       140,894     2,055,618
  Class II...................................................................            --       322,448
 Transfer agent fees (Note 3) ...............................................        50,222       574,615
 Custodian fees..............................................................           648         6,375
 Reports to shareholders ....................................................        20,726       129,466
 Accounting fees (Note 3) ...................................................        40,000        40,000
 Registration and filing fees ...............................................        25,146        62,099
 Professional fees ..........................................................        13,023        40,401
 Trustees' fees and expenses ................................................         3,835        31,174
 Other.......................................................................         5,456        10,522
                                                                             ----------------------------
Total expenses ..............................................................       551,583     6,850,554
                                                                             ----------------------------
 Net investment income ......................................................     2,384,401     2,261,412
                                                                             ----------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments .........................................         7,326    45,956,036
 Net unrealized appreciation (depreciation) on investments...................       840,370   (99,023,374)
                                                                             ----------------------------
Net realized and unrealized gain (loss)......................................       847,696   (53,067,338)
                                                                             ----------------------------
Net increase (decrease) in net assets resulting from operations .............    $3,232,097  $(50,805,926)
                                                                             ============================


See notes to financial statements.


FRANKLIN MANAGED TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended September 30, 1998 and 1997

                                                 FRANKLIN INVESTMENT GRADE               FRANKLIN
                                                        INCOME FUND                RISING DIVIDENDS FUND
                                            -------------------------------------------------------------
                                                    1998          1997              1998          1997
                                            -------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................    $ 2,384,401  $ 1,724,716        $ 2,261,412   $ 2,313,467
  Net realized gain from investments........          7,326      344,319         45,956,036    49,210,010
  Net unrealized appreciation (depreciation)
 on investments.............................        840,370      (78,808)       (99,023,374)   70,034,445
                                            -------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations..................      3,232,097    1,990,227        (50,805,926)  121,557,922
Distributions to shareholders from:
 Net investment income:
  Class I...................................     (2,346,104)  (1,686,440)        (1,828,381)   (2,490,290)
  Class II..................................             --           --             (4,086)       (8,072)
  Advisor Class.............................         (2,510)      (1,534)                --            --
 Net realized gains:
  Class I...................................             --           --        (48,479,814)  (18,098,843)
  Class II..................................             --           --         (2,105,211)     (288,240)
                                            --------------------------------------------------------------
Total distributions to shareholders.........     (2,348,614)  (1,687,974)       (52,417,492)  (20,885,445)
Capital share transactions (Note 2)
  Class I...................................     10,523,609   13,893,814        107,238,762    18,867,160
  Class II..................................             --           --         37,710,977     8,231,696
  Advisor Class.............................      2,448,896       39,376                 --            --
                                            -------------------------------------------------------------
Total capital share transactions............     12,972,505   13,933,190        144,949,739    27,098,856
Net increase in net assets..................     13,855,988   14,235,443         41,726,321   127,771,333
Net assets:
 Beginning of year..........................     43,607,616   29,372,173        409,399,428   281,628,095
                                            -------------------------------------------------------------
 End of year................................    $57,463,604  $43,607,616       $451,125,749  $409,399,428
                                            =============================================================
Undistributed net investment
 income included in net assets:
 End of year................................      $ 305,768    $ 269,981          $ 736,183           $--
                                            =============================================================


See notes to financial statements.

FRANKLIN MANAGED TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two series (the Funds). The Funds and their investment objectives are:

Fund                                                          Objective
---------------------------------------------------------------------------
Franklin Investment Grade Income Fund                         Income
Franklin Rising Dividends FundGrowth and Income

On July 15, 1998, the Franklin Corporate Qualified Dividend Fund (a fund of the Trust) ceased operations pursuant to a resolution approved by the Board of Trustees.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Joint Repurchase Agreement:

The Funds may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At September 30, 1998, all outstanding repurchase agreements had been entered into on that date.

c. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expense are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Funds offer three classes of shares: Class I, Class II and Advisor Class. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At September 30, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in each of the Fund's shares were as follows:




                                                         FRANKLIN INVESTMENT            FRANKLIN RISING
                                                          GRADE INCOME FUND             DIVIDENDS FUND
                                                         SHARES      AMOUNT          SHARES      AMOUNT
Class I Shares
1998
 Shares sold ........................................ 3,275,365  $29,782,945       6,690,317 $168,552,709
 Shares issued in reinvestment of distributions......   219,360    1,989,262       1,767,518   42,544,929
 Shares redeemed ....................................(2,335,040) (21,248,598)     (4,203,389)(103,858,876)
                                                     -----------------------------------------------------
 Net increase........................................ 1,159,685  $10,523,609       4,254,446 $107,238,762
                                                     ====================================================
1997
 Shares sold ........................................ 3,081,133  $27,806,195       2,748,993 $ 64,035,322
 Shares issued in reinvestment of distributions......   148,291    1,335,521         803,577   16,782,484
 Shares redeemed ....................................(1,688,767) (15,247,902)     (2,754,192) (61,950,646)
                                                     -----------------------------------------------------
 Net increase........................................ 1,540,657  $13,893,814         798,378 $ 18,867,160
                                                     ====================================================

Class II Shares
1998
 Shares sold ....................................................................  1,797,364 $ 45,013,886
 Shares issued in reinvestment of distributions..................................     76,771    1,845,670
 Shares redeemed ................................................................   (373,593)  (9,148,579)
                                                                                 -------------------------
 Net increase....................................................................  1,500,542 $ 37,710,977
                                                                                 ========================
1997
 Shares sold ....................................................................    428,747 $ 10,143,144
 Shares issued in reinvestment of distributions..................................     11,554      239,444
 Shares redeemed.................................................................    (93,599)  (2,150,892)
                                                                                 -------------------------
 Net increase....................................................................    346,702  $ 8,231,696
                                                                                 ========================

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                         FRANKLIN INVESTMENT
                                                          GRADE INCOME FUND
                                                         SHARES      AMOUNT

Advisor Class Shares
1998
 Shares sold ........................................   267,539  $ 2,451,802
 Shares issued in reinvestment of distributions......       315        2,853
 Shares redeemed ....................................      (634)      (5,759)
                                                     ------------------------
Net increase.........................................   267,220  $ 2,448,896
                                                     =======================
1997*
 Shares sold ........................................    14,121    $ 127,787
 Shares issued in reinvestment of distributions .....       133        1,192
 Shares redeemed ....................................    (9,923)     (89,603)
                                                     ------------------------
Net increase.........................................     4,331     $ 39,376
                                                     =======================

*Effective date of Advisor Class shares was January 2, 1997.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or trustees of Franklin Investment Advisory Services, Inc. (Advisory Services),
Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services) the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Funds pay an investment management fee to Advisory Services based on the average net assets of each Fund as follows:

                                               FRANKLIN  FRANKLIN
                                              INVESTMENT  RISING
                                                 GRADE   DIVIDENDS
                                              INCOME FUND  FUND
Average Daily Net Assets
First $500 million..........................     .50%       .75%
Over $500 million, up to and
 including $1 billion ......................     .45%       .625%
In excess of $1 billion.....................     .40%       .50%

Each of the Funds also pays accounting fees to Advisory Services.

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Funds.

The Franklin Rising Dividends Fund reimburses Distributors up to .50% and 1.00% per year of its average daily net assets of Class I and Class II, respectively, and the Franklin Investment Grade Income Fund reimburses Distributors up to .25% per year of the average daily net assets of Class I, for costs incurred in marketing the Fund's shares.

3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                               FRANKLIN  FRANKLIN
                                              INVESTMENT  RISING
                                                 GRADE   DIVIDENDS
                                              INCOME FUND  FUND
Net Commissions paid......................    $39,980   $451,232
Contingent deferred sales charges.........      $ 184   $ 20,936

The Funds paid transfer agent fees of $624,837, of which $421,594 was paid to Investor Services.


4. INCOME TAXES

At September 30, 1998, the Franklin Investment Grade Income Fund had tax basis capital losses of $740,192 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:



        1999...............................     $117,414
        2003...............................      254,062
        2004...............................      368,716
                                           -------------
                                                $740,192
                                           =============

On September 30, 1998, the Franklin Investment Grade Income Fund had expired capital loss carryovers of $62,907 which were reclassified to paid-in capital.

At September 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                   Franklin           Franklin
                                  Investment           Rising
                                     Grade            Dividends
                                  INCOME FUND           FUND
Investment at cost............  $57,337,744        $415,448,272
                              =================================
Unrealized appreciation ......    $ 956,301        $ 86,792,019
Unrealized depreciation ......           --         (51,990,986)
                              ----------------------------------
Net unrealized appreciation ..    $ 956,301        $ 34,801,033
                              =================================

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 1998, were as follows:

                                   FRANKLIN    FRANKLIN
                                  INVESTMENT    RISING
                                     GRADE     DIVIDENDS
                                  INCOME FUND    FUND
Purchases  ................    $20,352,020     $208,058,353
Sales  ....................    $ 8,500,000     $110,166,062

FRANKLIN MANAGED TRUST
Report of Independent Accountants


To the Shareholders and Board of Trustees of Franklin Managed Trust:

We have audited the accompanying statements of assets and liabilities of the Franklin Managed Trust (comprised of the Franklin Investment Grade Income Fund and the Franklin Rising Dividends Fund), including each Fund's statement of investments in securities and net assets, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Investment Grade Income Fund and the Franklin Rising Dividends Fund as of September 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

November 5, 1998



FRANKLIN MANAGED TRUST
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Rising Dividends Fund hereby designates $40,456,757 as a capital gain dividend for the fiscal year ended September 30, 1998.

Under Section 854(b)(2) of the Internal Revenue Code, the Franklin Rising Dividends Fund hereby designates 100% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 1998.






Franklin Managed Trust
Annual Report
September 30, 1998.

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin Investment Grade Income Fund based on total net assets on 9/30/98.

AAA                         69%
A                           24%
BBB                          7%

GRAPHIC MATERIAL (2)

This chart shows the dividend distributions for Franklin Investment Grade Income Fund - Class I from 5/1/97 to 9/30/98.

                       Dividend
MONTH                  PER SHARE
--------------------------------
October                3.3 cents
November               3.3 cents
December               7.0 cents
January                3.3 cents
February               3.3 cents
March                  3.3 cents
April                  3.3 cents
May                    3.3 cents
June                   3.3 cents
July                   3.3 cents
August                 3.3 cents
SEPTEMBER              3.3 CENTS
--------------------------------
Total                 43.3 cents

GRAPHIC MATERIAL (3)

The following line graph compares the performance of the Franklin Investment Grade Income Fund - Class I shares to that of the Lehman Brothers
Government/Corporate Bond Index, and to the Consumer Price Index based on a $10,000 investment from 10/1/88 to 9/30/98.

              Franklin Alabama     Lehman Brothers
Date              Tax-Free            Municipal                 CPI
            Income Fund-Class I       Bond Index

   10/1/88   $9,575                    $10,000                    $10,000
  10/31/88   $9,636         1.77%      $10,177         0.33%      $10,033
  11/30/88   $9,621        -1.13%      $10,062         0.08%      $10,041
  12/31/88   $9,650         0.34%      $10,096         0.17%      $10,058
   1/31/89   $9,735         1.33%      $10,230         0.50%      $10,108
   2/28/89   $9,742        -0.76%      $10,153         0.41%      $10,150
   3/31/89   $9,794         0.53%      $10,207         0.58%      $10,209
   4/30/89   $9,870         2.12%      $10,423         0.65%      $10,275
   5/31/89   $9,992         2.46%      $10,679         0.57%      $10,334
   6/30/89   $10,115        3.26%      $11,027         0.24%      $10,358
   7/31/89   $10,287        2.08%      $11,257         0.24%      $10,383
   8/31/89   $10,199       -1.55%      $11,082         0.16%      $10,400
   9/30/89   $10,230        0.44%      $11,131         0.32%      $10,433
  10/31/89   $10,365        2.53%      $11,413         0.48%      $10,483
  11/30/89   $10,442        0.90%      $11,515         0.24%      $10,508
  12/31/89   $10,470        0.15%      $11,533         0.16%      $10,525
   1/31/90   $10,387       -1.37%      $11,375         1.03%      $10,634
   2/28/90   $10,453        0.22%      $11,400         0.47%      $10,684
   3/31/90   $10,457        0.01%      $11,401         0.55%      $10,742
   4/30/90   $10,423       -0.92%      $11,296         0.16%      $10,760
   5/31/90   $10,629        2.90%      $11,624         0.23%      $10,784
   6/30/90   $10,747        1.62%      $11,812         0.54%      $10,843
   7/31/90   $10,877        1.24%      $11,958         0.38%      $10,884
   8/31/90   $10,827       -1.45%      $11,785         0.92%      $10,984
   9/30/90   $10,867        0.83%      $11,883         0.84%      $11,076
  10/31/90   $10,960        1.33%      $12,041         0.60%      $11,143
  11/30/90   $11,120        2.18%      $12,303         0.22%      $11,167
  12/31/90   $11,203        1.51%      $12,489         0.00%      $11,167
   1/31/91   $11,325        1.12%      $12,629         0.60%      $11,234
   2/28/91   $11,462        0.86%      $12,738         0.15%      $11,251
   3/31/91   $11,566        0.69%      $12,825         0.15%      $11,268
   4/30/91   $11,713        1.15%      $12,973         0.15%      $11,285
   5/31/91   $11,791        0.47%      $13,034         0.30%      $11,319
   6/30/91   $11,787       -0.11%      $13,020         0.29%      $11,351
   7/31/91   $11,923        1.26%      $13,184         0.15%      $11,368
   8/31/91   $12,158        2.30%      $13,487         0.29%      $11,401
   9/30/91   $12,380        2.09%      $13,769         0.44%      $11,452
  10/31/91   $12,532        0.89%      $13,891         0.15%      $11,469
  11/30/91   $12,686        1.00%      $14,030         0.29%      $11,502
  12/31/91   $13,061        3.37%      $14,503         0.07%      $11,510
   1/31/92   $12,905       -1.48%      $14,288         0.15%      $11,527
   2/29/92   $12,924        0.53%      $14,364         0.36%      $11,569
   3/31/92   $12,870       -0.55%      $14,285         0.51%      $11,628
   4/30/92   $12,978        0.60%      $14,371         0.14%      $11,644
   5/31/92   $13,146        1.94%      $14,650         0.14%      $11,660
   6/30/92   $13,345        1.47%      $14,865         0.36%      $11,702
   7/31/92   $13,681        2.56%      $15,245         0.21%      $11,727
   8/31/92   $13,806        0.89%      $15,381         0.28%      $11,760
   9/30/92   $14,015        1.36%      $15,590         0.28%      $11,793
  10/31/92   $13,844       -1.53%      $15,352         0.35%      $11,834
  11/30/92   $13,764       -0.09%      $15,338         0.14%      $11,851
  12/31/92   $13,866        1.72%      $15,602        -0.07%      $11,842
   1/31/93   $14,096        2.18%      $15,942         0.49%      $11,900
   2/28/93   $14,423        2.08%      $16,274         0.35%      $11,942
   3/31/93   $14,451        0.34%      $16,329         0.35%      $11,984
   4/30/93   $14,590        0.77%      $16,455         0.28%      $12,017
   5/31/93   $14,546       -0.05%      $16,446         0.14%      $12,034
   6/30/93   $14,757        2.27%      $16,820         0.14%      $12,051
   7/31/93   $14,808        0.64%      $16,927         0.00%      $12,051
   8/31/93   $15,086        2.30%      $17,317         0.28%      $12,085
   9/30/93   $15,105        0.35%      $17,377         0.21%      $12,110
  10/31/93   $15,142        0.41%      $17,449         0.41%      $12,160
  11/30/93   $15,066       -1.13%      $17,251         0.07%      $12,168
  12/31/93   $15,120        0.44%      $17,327         0.00%      $12,168
   1/31/94   $15,289        1.50%      $17,587         0.27%      $12,201
   2/28/94   $15,063       -2.18%      $17,204         0.34%      $12,243
   3/31/94   $14,869       -2.45%      $16,782         0.34%      $12,284
   4/30/94   $14,791       -0.83%      $16,643         0.14%      $12,301
   5/31/94   $14,797       -0.18%      $16,613         0.07%      $12,310
   6/30/94   $14,818       -0.23%      $16,575         0.34%      $12,352
   7/31/94   $14,991        2.00%      $16,906         0.27%      $12,385
   8/31/94   $15,014        0.04%      $16,913         0.40%      $12,435
   9/30/94   $14,951       -1.51%      $16,658         0.27%      $12,468
  10/31/94   $14,973       -0.11%      $16,639         0.07%      $12,477
  11/30/94   $14,927       -0.18%      $16,609         0.13%      $12,493
  12/31/94   $14,944        0.66%      $16,719         0.00%      $12,493
   1/31/95   $15,129        1.92%      $17,040         0.40%      $12,543
   2/28/95   $15,333        2.32%      $17,435         0.40%      $12,593
   3/31/95   $15,397        0.67%      $17,552         0.33%      $12,635
   4/30/95   $15,532        1.39%      $17,796         0.33%      $12,677
   5/31/95   $15,826        4.19%      $18,542         0.20%      $12,702
   6/30/95   $15,962        0.80%      $18,690         0.20%      $12,727
   7/31/95   $15,974       -0.39%      $18,617         0.00%      $12,727
   8/31/95   $16,094        1.28%      $18,856         0.26%      $12,761
   9/30/95   $16,178        1.02%      $19,048         0.20%      $12,786
  10/31/95   $16,309        1.47%      $19,328         0.33%      $12,828
  11/30/95   $16,495        1.65%      $19,647        -0.07%      $12,819
  12/31/95   $16,590        1.47%      $19,936        -0.07%      $12,810
   1/31/96   $16,705        0.62%      $20,059         0.59%      $12,886
   2/29/96   $16,546       -2.12%      $19,634         0.32%      $12,927
   3/31/96   $16,533       -0.84%      $19,469         0.52%      $12,994
   4/30/96   $16,502       -0.69%      $19,335         0.39%      $13,045
   5/31/96   $16,508       -0.17%      $19,302         0.19%      $13,070
   6/30/96   $16,624        1.34%      $19,560         0.06%      $13,078
   7/31/96   $16,667        0.23%      $19,605         0.19%      $13,103
   8/31/96   $16,710       -0.24%      $19,558         0.19%      $13,127
   9/30/96   $16,865        1.78%      $19,907         0.32%      $13,169
  10/31/96   $17,058        2.33%      $20,370         0.32%      $13,212
  11/30/96   $17,196        1.84%      $20,745         0.19%      $13,237
  12/31/96   $17,169       -1.11%      $20,515         0.00%      $13,237
   1/31/97   $17,213        0.12%      $20,540         0.32%      $13,279
   2/28/97   $17,257        0.21%      $20,583         0.31%      $13,320
   3/31/97   $17,224       -1.19%      $20,338         0.25%      $13,353
   4/30/97   $17,327        1.46%      $20,635         0.12%      $13,370
   5/31/97   $17,429        0.93%      $20,827        -0.06%      $13,361
   6/30/97   $17,532        1.20%      $21,077         0.12%      $13,378
   7/31/97   $17,713        3.06%      $21,721         0.12%      $13,394
   8/31/97   $17,700       -1.12%      $21,478         0.19%      $13,419
   9/30/97   $17,823        1.57%      $21,815         0.25%      $13,453
  10/31/97   $17,927        1.60%      $22,164         0.25%      $13,486
  11/30/97   $17,993        0.53%      $22,282        -0.06%      $13,478
  12/31/97   $18,092        1.05%      $22,516        -0.12%      $13,462
   1/31/98   $18,238        1.41%      $22,833         0.19%      $13,488
   2/28/98   $18,244       -0.20%      $22,788         0.19%      $13,513
   3/31/98   $18,311        0.31%      $22,858         0.19%      $13,539
   4/30/98   $18,357        0.50%      $22,973         0.18%      $13,563
   5/31/98   $18,465        1.07%      $23,218         0.18%      $13,588
   6/30/98   $18,572        1.02%      $23,455         0.12%      $13,604
   7/31/98   $18,599        0.08%      $23,474         0.12%      $13,620
   8/31/98   $18,769        1.95%      $23,932         0.12%      $13,637
   9/30/98   $18,981        2.86%      $24,616         0.12%      $13,653

Total           89.81%                       146.16%   36.53%
Return

GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin Investment Grade Income Fund - Advisor Class from 10/1/97 to 9/30/98.

                       Dividend
MONTH                  PER SHARE
--------------------------------
October               3.41 cents
November              3.45 cents
December              7.52 cents
January               3.49 cents
February              3.49 cents
March                 3.49 cents
April                 3.49 cents
May                   3.49 cents
June                  3.49 cents
July                  3.49 cents
August                3.49 cents
SEPTEMBER             3.49 CENTS
--------------------------------
Total                45.79 cents

GRAPHIC MATERIAL (5)

The following line graph compares the performance of the Franklin Investment Grade Income Fund - Advisor Class shares to that of the Lehman Brothers Government/Corporate Bond Index, and to the Consumer Price Index based on a $10,000 investment from 10/1/88 to 9/30/98.

            Franklin Investment    Lehman Brothers
                   Grade              Municipal
Date     Income Fund-Advisor Class    Bond Index                CPI

   10/1/88   $10,000                   $10,000                      $10,000
  10/31/88   $10,064        1.77%      $10,177              0.33%   $10,033
  11/30/88   $10,048       -1.13%      $10,062              0.08%   $10,041
  12/31/88   $10,078        0.34%      $10,096              0.17%   $10,058
   1/31/89   $10,167        1.33%      $10,230              0.50%   $10,108
   2/28/89   $10,174       -0.76%      $10,153              0.41%   $10,150
   3/31/89   $10,229        0.53%      $10,207              0.58%   $10,209
   4/30/89   $10,308        2.12%      $10,423              0.65%   $10,275
   5/31/89   $10,436        2.46%      $10,679              0.57%   $10,334
   6/30/89   $10,564        3.26%      $11,027              0.24%   $10,358
   7/31/89   $10,743        2.08%      $11,257              0.24%   $10,383
   8/31/89   $10,652       -1.55%      $11,082              0.16%   $10,400
   9/30/89   $10,684        0.44%      $11,131              0.32%   $10,433
  10/31/89   $10,825        2.53%      $11,413              0.48%   $10,483
  11/30/89   $10,905        0.90%      $11,515              0.24%   $10,508
  12/31/89   $10,934        0.15%      $11,533              0.16%   $10,525
   1/31/90   $10,848       -1.37%      $11,375              1.03%   $10,634
   2/28/90   $10,917        0.22%      $11,400              0.47%   $10,684
   3/31/90   $10,921        0.01%      $11,401              0.55%   $10,742
   4/30/90   $10,885       -0.92%      $11,296              0.16%   $10,760
   5/31/90   $11,100        2.90%      $11,624              0.23%   $10,784
   6/30/90   $11,224        1.62%      $11,812              0.54%   $10,843
   7/31/90   $11,359        1.24%      $11,958              0.38%   $10,884
   8/31/90   $11,307       -1.45%      $11,785              0.92%   $10,984
   9/30/90   $11,349        0.83%      $11,883              0.84%   $11,076
  10/31/90   $11,446        1.33%      $12,041              0.60%   $11,143
  11/30/90   $11,613        2.18%      $12,303              0.22%   $11,167
  12/31/90   $11,700        1.51%      $12,489              0.00%   $11,167
   1/31/91   $11,828        1.12%      $12,629              0.60%   $11,234
   2/28/91   $11,970        0.86%      $12,738              0.15%   $11,251
   3/31/91   $12,079        0.69%      $12,825              0.15%   $11,268
   4/30/91   $12,232        1.15%      $12,973              0.15%   $11,285
   5/31/91   $12,315        0.47%      $13,034              0.30%   $11,319
   6/30/91   $12,310       -0.11%      $13,020              0.29%   $11,351
   7/31/91   $12,452        1.26%      $13,184              0.15%   $11,368
   8/31/91   $12,697        2.30%      $13,487              0.29%   $11,401
   9/30/91   $12,929        2.09%      $13,769              0.44%   $11,452
  10/31/91   $13,088        0.89%      $13,891              0.15%   $11,469
  11/30/91   $13,249        1.00%      $14,030              0.29%   $11,502
  12/31/91   $13,641        3.37%      $14,503              0.07%   $11,510
   1/31/92   $13,478       -1.48%      $14,288              0.15%   $11,527
   2/29/92   $13,498        0.53%      $14,364              0.36%   $11,569
   3/31/92   $13,441       -0.55%      $14,285              0.51%   $11,628
   4/30/92   $13,553        0.60%      $14,371              0.14%   $11,644
   5/31/92   $13,729        1.94%      $14,650              0.14%   $11,660
   6/30/92   $13,937        1.47%      $14,865              0.36%   $11,702
   7/31/92   $14,288        2.56%      $15,245              0.21%   $11,727
   8/31/92   $14,418        0.89%      $15,381              0.28%   $11,760
   9/30/92   $14,637        1.36%      $15,590              0.28%   $11,793
  10/31/92   $14,458       -1.53%      $15,352              0.35%   $11,834
  11/30/92   $14,374       -0.09%      $15,338              0.14%   $11,851
  12/31/92   $14,481        1.72%      $15,602             -0.07%   $11,842
   1/31/93   $14,722        2.18%      $15,942              0.49%   $11,900
   2/28/93   $15,063        2.08%      $16,274              0.35%   $11,942
   3/31/93   $15,092        0.34%      $16,329              0.35%   $11,984
   4/30/93   $15,238        0.77%      $16,455              0.28%   $12,017
   5/31/93   $15,191       -0.05%      $16,446              0.14%   $12,034
   6/30/93   $15,412        2.27%      $16,820              0.14%   $12,051
   7/31/93   $15,465        0.64%      $16,927              0.00%   $12,051
   8/31/93   $15,755        2.30%      $17,317              0.28%   $12,085
   9/30/93   $15,775        0.35%      $17,377              0.21%   $12,110
  10/31/93   $15,814        0.41%      $17,449              0.41%   $12,160
  11/30/93   $15,734       -1.13%      $17,251              0.07%   $12,168
  12/31/93   $15,790        0.44%      $17,327              0.00%   $12,168
   1/31/94   $15,967        1.50%      $17,587              0.27%   $12,201
   2/28/94   $15,731       -2.18%      $17,204              0.34%   $12,243
   3/31/94   $15,529       -2.45%      $16,782              0.34%   $12,284
   4/30/94   $15,448       -0.83%      $16,643              0.14%   $12,301
   5/31/94   $15,453       -0.18%      $16,613              0.07%   $12,310
   6/30/94   $15,475       -0.23%      $16,575              0.34%   $12,352
   7/31/94   $15,657        2.00%      $16,906              0.27%   $12,385
   8/31/94   $15,680        0.04%      $16,913              0.40%   $12,435
   9/30/94   $15,614       -1.51%      $16,658              0.27%   $12,468
  10/31/94   $15,637       -0.11%      $16,639              0.07%   $12,477
  11/30/94   $15,590       -0.18%      $16,609              0.13%   $12,493
  12/31/94   $15,607        0.66%      $16,719              0.00%   $12,493
   1/31/95   $15,801        1.92%      $17,040              0.40%   $12,543
   2/28/95   $16,013        2.32%      $17,435              0.40%   $12,593
   3/31/95   $16,081        0.67%      $17,552              0.33%   $12,635
   4/30/95   $16,221        1.39%      $17,796              0.33%   $12,677
   5/31/95   $16,528        4.19%      $18,542              0.20%   $12,702
   6/30/95   $16,670        0.80%      $18,690              0.20%   $12,727
   7/31/95   $16,683       -0.39%      $18,617              0.00%   $12,727
   8/31/95   $16,808        1.28%      $18,856              0.26%   $12,761
   9/30/95   $16,896        1.02%      $19,048              0.20%   $12,786
  10/31/95   $17,033        1.47%      $19,328              0.33%   $12,828
  11/30/95   $17,226        1.65%      $19,647             -0.07%   $12,819
  12/31/95   $17,327        1.47%      $19,936             -0.07%   $12,810
   1/31/96   $17,446        0.62%      $20,059              0.59%   $12,886
   2/29/96   $17,280       -2.12%      $19,634              0.32%   $12,927
   3/31/96   $17,267       -0.84%      $19,469              0.52%   $12,994
   4/30/96   $17,234       -0.69%      $19,335              0.39%   $13,045
   5/31/96   $17,240       -0.17%      $19,302              0.19%   $13,070
   6/30/96   $17,362        1.34%      $19,560              0.06%   $13,078
   7/31/96   $17,406        0.23%      $19,605              0.19%   $13,103
   8/31/96   $17,451       -0.24%      $19,558              0.19%   $13,127
   9/30/96   $17,613        1.78%      $19,907              0.32%   $13,169
  10/31/96   $17,815        2.33%      $20,370              0.32%   $13,212
  11/30/96   $17,959        1.84%      $20,745              0.19%   $13,237
  12/31/96   $17,931       -1.11%      $20,515              0.00%   $13,237
   1/31/97   $17,977        0.12%      $20,540              0.32%   $13,279
   2/28/97   $18,033        0.21%      $20,583              0.31%   $13,320
   3/31/97   $17,982       -1.19%      $20,338              0.25%   $13,353
   4/30/97   $18,112        1.46%      $20,635              0.12%   $13,370
   5/31/97   $18,222        0.93%      $20,827             -0.06%   $13,361
   6/30/97   $18,313        1.20%      $21,077              0.12%   $13,378
   7/31/97   $18,505        3.06%      $21,721              0.12%   $13,394
   8/31/97   $18,515       -1.12%      $21,478              0.19%   $13,419
   9/30/97   $18,627        1.57%      $21,815              0.25%   $13,453
  10/31/97   $18,759        1.60%      $22,164              0.25%   $13,486
  11/30/97   $18,830        0.53%      $22,282             -0.06%   $13,478
  12/31/97   $18,945        1.05%      $22,516             -0.12%   $13,462
   1/31/98   $19,102        1.41%      $22,833              0.19%   $13,488
   2/28/98   $19,112       -0.20%      $22,788              0.19%   $13,513
   3/31/98   $19,186        0.31%      $22,858              0.19%   $13,539
   4/30/98   $19,239        0.50%      $22,973              0.18%   $13,563
   5/31/98   $19,355        1.07%      $23,218              0.18%   $13,588
   6/30/98   $19,451        1.02%      $23,455              0.12%   $13,604
   7/31/98   $19,504        0.08%      $23,474              0.12%   $13,620
   8/31/98   $19,708        1.95%      $23,932              0.12%   $13,637
   9/30/98   $19,914        2.86%      $24,616              0.12%   $13,653

Total           99.14%                       146.16%                    36.53%
Return

GRAPHIC MATERIAL (6)

This chart shows the top 10 stock holdings by company and industry of the Franklin Rising Dividends Fund based on total net assets on September 30, 1998.

Company                           % of Total
INDUSTRY                          NET ASSETS

Family Dollar Stores, Inc.          5.30%
Retail Trade

Pall Corp.                          4.60%
Process Industries

West Co., Inc.                      3.53%
Health Technology

First Union Corporation             3.08%
Banks/Thrifts

Wallace Computer Services, Inc.     2.99%
Commercial Services

Washington Mutual, Inc.             2.84%
Banks/Thrifts

Bemis Co., Inc.                     2.59%
Process Industries

Leggett & Platt, Inc.               2.42%
Consumer Durables

Alberto-Culver Co., Class A         2.39%
Consumer Non-Durables

Fannie Mae                          2.26%
Government Sponsored Corporation

GRAPHIC MATERIAL (7)

The following line graph compares the performance of the Franklin Rising Dividends Fund - Class I shares to that of the Wilshire MidCap Growth Index, and to the Consumer Price Index based on a $10,000 investment from 10/1/88 to 9/30/98.

              Franklin Rising      Wilshire MidCap
                 Dividends              Growth
Date           Fund- Class I            Index                   CPI

   10/1/88   $9,424                    $10,000                      $10,000
  10/31/88   $9,573      0.19%         $10,019          0.33%       $10,033
  11/30/88   $9,302      -2.90%         $9,728          0.08%       $10,041
  12/31/88   $9,367      3.01%         $10,021          0.17%       $10,058
   1/31/89   $9,650      4.97%         $10,519          0.50%       $10,108
   2/28/89   $9,669      0.31%         $10,552          0.41%       $10,150
   3/31/89   $9,868      1.93%         $10,756          0.58%       $10,209
   4/30/89   $10,115     5.63%         $11,361          0.65%       $10,275
   5/31/89   $10,495     4.37%         $11,858          0.57%       $10,334
   6/30/89   $10,591     -3.34%        $11,462          0.24%       $10,358
   7/31/89   $11,051     7.36%         $12,305          0.24%       $10,383
   8/31/89   $11,166     3.26%         $12,706          0.16%       $10,400
   9/30/89   $11,137     0.10%         $12,719          0.32%       $10,433
  10/31/89   $11,019     -4.09%        $12,199          0.48%       $10,483
  11/30/89   $11,058     -0.36%        $12,155          0.24%       $10,508
  12/31/89   $11,203     0.59%         $12,227          0.16%       $10,525
   1/31/90   $10,666     -9.29%        $11,091          1.03%       $10,634
   2/28/90   $10,803     2.55%         $11,374          0.47%       $10,684
   3/31/90   $10,988     4.49%         $11,884          0.55%       $10,742
   4/30/90   $10,694     -4.85%        $11,308          0.16%       $10,760
   5/31/90   $11,224     10.68%        $12,516          0.23%       $10,784
   6/30/90   $11,323     0.02%         $12,518          0.54%       $10,843
   7/31/90   $11,293     -3.85%        $12,036          0.38%       $10,884
   8/31/90   $10,302    -13.75%        $10,381          0.92%       $10,984
   9/30/90   $9,882      -8.57%         $9,491          0.84%       $11,076
  10/31/90   $9,752      -4.90%         $9,026          0.60%       $11,143
  11/30/90   $10,672     11.20%        $10,037          0.22%       $11,167
  12/31/90   $11,232     5.96%         $10,636          0.00%       $11,167
   1/31/91   $11,613     9.44%         $11,640          0.60%       $11,234
   2/28/91   $12,665     9.29%         $12,721          0.15%       $11,251
   3/31/91   $13,182     6.35%         $13,529          0.15%       $11,268
   4/30/91   $13,293     -0.78%        $13,423          0.15%       $11,285
   5/31/91   $13,917     5.55%         $14,168          0.30%       $11,319
   6/30/91   $13,589     -4.47%        $13,535          0.29%       $11,351
   7/31/91   $13,984     5.42%         $14,268          0.15%       $11,368
   8/31/91   $14,287     3.80%         $14,811          0.29%       $11,401
   9/30/91   $14,394     0.11%         $14,827          0.44%       $11,452
  10/31/91   $14,536     2.61%         $15,214          0.15%       $11,469
  11/30/91   $14,363     -4.18%        $14,578          0.29%       $11,502
  12/31/91   $15,270     13.34%        $16,523          0.07%       $11,510
   1/31/92   $15,362     2.99%         $17,017          0.15%       $11,527
   2/29/92   $15,341     1.69%         $17,304          0.36%       $11,569
   3/31/92   $15,111     -3.99%        $16,614          0.51%       $11,628
   4/30/92   $15,265     -2.38%        $16,218          0.14%       $11,644
   5/31/92   $15,522     -1.25%        $16,016          0.14%       $11,660
   6/30/92   $15,269     -4.54%        $15,289          0.36%       $11,702
   7/31/92   $15,868     5.48%         $16,126          0.21%       $11,727
   8/31/92   $15,682     -2.09%        $15,789          0.28%       $11,760
   9/30/92   $15,967     1.75%         $16,066          0.28%       $11,793
  10/31/92   $16,154     4.08%         $16,721          0.35%       $11,834
  11/30/92   $16,672     7.66%         $18,002          0.14%       $11,851
  12/31/92   $16,854     3.06%         $18,553          -0.07%      $11,842
   1/31/93   $16,687     2.26%         $18,972          0.49%       $11,900
   2/28/93   $16,437     -3.37%        $18,333          0.35%       $11,942
   3/31/93   $16,567     3.07%         $18,896          0.35%       $11,984
   4/30/93   $15,982     -4.18%        $18,106          0.28%       $12,017
   5/31/93   $16,180     5.70%         $19,138          0.14%       $12,034
   6/30/93   $15,997     0.66%         $19,264          0.14%       $12,051
   7/31/93   $16,008     -0.89%        $19,093          0.00%       $12,051
   8/31/93   $16,270     5.07%         $20,061          0.28%       $12,085
   9/30/93   $16,276     2.51%         $20,564          0.21%       $12,110
  10/31/93   $16,508     0.53%         $20,673          0.41%       $12,160
  11/30/93   $16,086     -1.56%        $20,351          0.07%       $12,168
  12/31/93   $16,265     5.53%         $21,476          0.00%       $12,168
   1/31/94   $16,488     3.53%         $22,234          0.27%       $12,201
   2/28/94   $15,884     0.53%         $22,352          0.34%       $12,243
   3/31/94   $15,108     -5.95%        $21,022          0.34%       $12,284
   4/30/94   $15,129     0.40%         $21,106          0.14%       $12,301
   5/31/94   $15,331     -1.53%        $20,783          0.07%       $12,310
   6/30/94   $15,299     -5.04%        $19,736          0.34%       $12,352
   7/31/94   $15,438     2.44%         $20,217          0.27%       $12,385
   8/31/94   $16,099     8.56%         $21,948          0.40%       $12,435
   9/30/94   $15,725     -0.79%        $21,774          0.27%       $12,468
  10/31/94   $15,661     2.44%         $22,306          0.07%       $12,477
  11/30/94   $15,275     -4.43%        $21,318          0.13%       $12,493
  12/31/94   $15,424     1.66%         $21,671          0.00%       $12,493
   1/31/95   $15,824     0.02%         $21,676          0.40%       $12,543
   2/28/95   $16,299     6.00%         $22,976          0.40%       $12,593
   3/31/95   $16,651     3.69%         $23,824          0.33%       $12,635
   4/30/95   $16,770     1.49%         $24,179          0.33%       $12,677
   5/31/95   $17,377     1.64%         $24,576          0.20%       $12,702
   6/30/95   $17,568     6.29%         $26,121          0.20%       $12,727
   7/31/95   $17,992     8.40%         $28,316          0.00%       $12,727
   8/31/95   $18,275     1.53%         $28,749          0.26%       $12,761
   9/30/95   $18,920     2.79%         $29,551          0.20%       $12,786
  10/31/95   $18,745     -3.52%        $28,511          0.33%       $12,828
  11/30/95   $19,706     5.25%         $30,008          -0.07%      $12,819
  12/31/95   $20,090     0.36%         $30,116          -0.07%      $12,810
   1/31/96   $20,497     1.73%         $30,637          0.59%       $12,886
   2/29/96   $20,750     3.74%         $31,782          0.32%       $12,927
   3/31/96   $20,706     1.21%         $32,167          0.52%       $12,994
   4/30/96   $20,628     5.93%         $34,075          0.39%       $13,045
   5/31/96   $21,214     2.99%         $35,093          0.19%       $13,070
   6/30/96   $21,425     -5.45%        $33,181          0.06%       $13,078
   7/31/96   $20,737     -8.56%        $30,340          0.19%       $13,103
   8/31/96   $21,214     7.29%         $32,552          0.19%       $13,127
   9/30/96   $22,293     4.73%         $34,092          0.32%       $13,169
  10/31/96   $22,972     -2.83%        $33,127          0.32%       $13,212
  11/30/96   $24,564     5.63%         $34,992          0.19%       $13,237
  12/31/96   $24,795     -1.32%        $34,530          0.00%       $13,237
   1/31/97   $25,281     2.90%         $35,532          0.32%       $13,279
   2/28/97   $25,969     -1.89%        $34,860          0.31%       $13,320
   3/31/97   $25,160     -6.11%        $32,730          0.25%       $13,353
   4/30/97   $25,790     3.42%         $33,850          0.12%       $13,370
   5/31/97   $27,752     8.27%         $36,649          -0.06%      $13,361
   6/30/97   $28,737     3.47%         $37,921          0.12%       $13,378
   7/31/97   $31,191     7.07%         $40,602          0.12%       $13,394
   8/31/97   $30,548     -0.77%        $40,289          0.19%       $13,419
   9/30/97   $32,124     6.58%         $42,940          0.25%       $13,453
  10/31/97   $31,337     -4.77%        $40,892          0.25%       $13,486
  11/30/97   $32,088     0.59%         $41,133          -0.06%      $13,478
  12/31/97   $32,816     0.85%         $41,483          -0.12%      $13,462
   1/31/98   $32,667     -0.70%        $41,192          0.19%       $13,488
   2/28/98   $35,265     8.24%         $44,587          0.19%       $13,513
   3/31/98   $36,236     1.60%         $45,300          0.19%       $13,539
   4/30/98   $36,087     0.70%         $45,617          0.18%       $13,563
   5/31/98   $34,705     -5.62%        $43,053          0.18%       $13,588
   6/30/98   $34,245     -0.60%        $42,795          0.12%       $13,604
   7/31/98   $33,081     -5.94%        $40,253          0.12%       $13,620
   8/31/98   $27,827    -20.29%        $32,086          0.12%       $13,637
   9/30/98   $29,217     4.95%         $33,674          0.12%       $13,653

GRAPHIC MATERIAL (8)

The following line graph compares the performance of the Franklin Rising Dividends Fund - Class II shares to that of the Wilshire MidCap Growth Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 9/30/98.

              Franklin Rising      Wilshire MidCap
                 Dividends              Growth
Date           Fund- Class II           Index                   CPI

  5/1/95     $9,897                    $10,000                      $10,000
 5/31/95     $10,282     1.64%         $10,164          0.20%       $10,020
 6/30/95     $10,390     6.29%         $10,803          0.20%       $10,040
 7/31/95     $10,635     8.40%         $11,711          0.00%       $10,040
 8/31/95     $10,796     1.53%         $11,890          0.26%       $10,066
 9/30/95     $11,169     2.79%         $12,222          0.20%       $10,086
 10/31/95    $11,059     -3.52%        $11,791          0.33%       $10,120
 11/30/95    $11,622     5.25%         $12,411          -0.07%      $10,112
 12/31/95    $11,842     0.36%         $12,455          -0.07%      $10,105
 1/31/96     $12,076     1.73%         $12,671          0.59%       $10,165
 2/29/96     $12,219     3.74%         $13,145          0.32%       $10,198
 3/31/96     $12,184     1.21%         $13,304          0.52%       $10,251
 4/30/96     $12,125     5.93%         $14,093          0.39%       $10,291
 5/31/96     $12,471     2.99%         $14,514          0.19%       $10,310
 6/30/96     $12,591     -5.45%        $13,723          0.06%       $10,316
 7/31/96     $12,180     -8.56%        $12,548          0.19%       $10,336
 8/31/96     $12,461     7.29%         $13,463          0.19%       $10,356
 9/30/96     $13,086     4.73%         $14,100          0.32%       $10,389
 10/31/96    $13,479     -2.83%        $13,701          0.32%       $10,422
 11/30/96    $14,402     5.63%         $14,472          0.19%       $10,442
 12/31/96    $14,533     -1.32%        $14,281          0.00%       $10,442
 1/31/97     $14,818     2.90%         $14,695          0.32%       $10,475
 2/28/97     $15,209     -1.89%        $14,417          0.31%       $10,508
 3/31/97     $14,735     -6.11%        $13,537          0.25%       $10,534
 4/30/97     $15,090     3.42%         $14,000          0.12%       $10,547
 5/31/97     $16,235     8.27%         $15,157          -0.06%      $10,540
 6/30/97     $16,809     3.47%         $15,683          0.12%       $10,553
 7/31/97     $18,228     7.07%         $16,792          0.12%       $10,565
 8/31/97     $17,850     -0.77%        $16,663          0.19%       $10,586
 9/30/97     $18,761     6.58%         $17,759          0.25%       $10,612
 10/31/97    $18,293     -4.77%        $16,912          0.25%       $10,639
 11/30/97    $18,719     0.59%         $17,012          -0.06%      $10,632
 12/31/97    $19,143     0.85%         $17,156          -0.12%      $10,619
 1/31/98     $19,048     -0.70%        $17,036          0.19%       $10,640
 2/28/98     $20,552     8.24%         $18,440          0.19%       $10,660
 3/31/98     $21,114     1.60%         $18,735          0.19%       $10,680
 4/30/98     $21,019     0.70%         $18,866          0.18%       $10,699
 5/31/98     $20,204     -5.62%        $17,806          0.18%       $10,719
 6/30/98     $19,926     -0.60%        $17,699          0.12%       $10,731
 7/31/98     $19,238     -5.94%        $16,648          0.12%       $10,744
 8/31/98     $16,174    -20.29%        $13,270          0.12%       $10,757
 9/30/98     $16,983     4.95%         $13,927          0.12%       $10,770

   Franklin Strategic Income Fund
   Franklin Investment Grade Income Fund
   Combined Pro Forma Statement of Investments, October 31, 1998 (unaudited)


                                                                                         Strategic Income Fund
                                                                       -----------------------------------------------------------
                                                                             COUNTRY         SHARES/ WARRANTS          VALUE
   -------------------------------------------------------------------------------------------------------------------------------
 a Common Stock, Warrants & Rights .0%
   Gulf States Steel, warrants                                            United States                200                  $ 200
   Loral Space & Communications, Ltd., warrants                           United States                300                  2,694
   Venezuela Oil Value Recovery, rights                                     Venezuela                3,035                      -
                                                                                                                 -----------------
                                                                                                                 -----------------
   Total Common Stock, Warrants & Rights (Cost $3,731)                                                                      2,894
                                                                                                                 -----------------

   Preferred Stocks .2%
 a CSC Holdings, Inc., 11.125% pfd.                                       United States              1,331                144,412
   Fresenius Medical Care, 9.00% pfd.                                        Germany                   100                 99,500
   Sinclair Capital, 11.625% pfd.                                         United States              3,000                309,750
                                                                                                                 -----------------
   Total Preferred Stocks (Cost $499,966)                                                                                 553,662
                                                                                                                 -----------------

   Convertible Preferred Stocks 3.7%
   El Paso Energy, 4.75% cvt. pfd.                                        United States             32,000              1,552,000
   Host Marriott Financial Trust, 6.75%, cvt. pfd.                        United States             40,000              1,615,000
   MediaOne Group, Inc., 6.25% cvt. pfd.                                  United States             33,800              1,820,975
   Protective Life Capital Trust II, 6.50% cvt. pfd.                      United States             12,100                753,225
   Ralston Purina Co., 7.00% cvt. pfd.                                    United States              9,300                460,931
   Salomon, Inc., 6.25% cvt. pfd.                                         United States              6,700                330,813
   Texas Utilities Co., 9.25% cvt. pfd.                                   United States             40,000              2,255,000
   Triathlon Broadcasting, 9.00% cvt. pfd.                                United States             20,000                193,750
   Union Pacific Capital Trust, 6.25% cvt. pfd.                           United States             40,000              1,860,000
                                                                                                                 -----------------
                                                                                                                 -----------------
   Total Convertible Preferred Stocks (Cost $11,083,904)                                                               10,841,694
                                                                                                                 -----------------

                                                                                                     PRINCIPAL AMOUNT*
                                                                                           ---------------------------------------
   Bonds 30.5%
   Commercial Services 1.3%
   Ameriserv Food Co., senior sub. notes, 10.125%, 7/15/07                United States        $ 1,000,000                815,000
   Ameriserv Food Distribution, senior notes, 8.875%, 10/15/06            United States            500,000                426,250
   Big Flower Press Holdings, senior disc. notes, 8.875%, 7/01/07         United States            300,000                290,250
   Iron Mountain, Inc., senior sub. notes, 8.75%, 9/30/09                 United States            350,000                348,250
   Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07              United States            500,000                522,500
   Xerox Corp., (putable** 5/05/99), 5.90% 5/05/37                        United States
                                                                                                                 -----------------
                                                                                                                        2,402,250
                                                                                                                 -----------------
   Consumer Durables .8%
   AMF Group, Inc., senior disc. notes, zero coupon to 3/15/00, 12.25%    United States          1,118,000                542,230
       thereafter, 3/15/06
   Revlon Consumer Products Corp., senior sub. notes, 8.625%, 2/01/08     United States          1,500,000              1,361,250
   Sealy Corp., senior sub. notes,  9.875%, 12/15/07                      United States            200,000                180,000
   Sealy Corp., zero coupon to 12/15/02, 10.875% thereafter, 12/15/07     United States            300,000                168,000
                                                                                                                 -----------------
                                                                                                                        2,251,480
                                                                                                                 -----------------
   Consumer Non-Durables .9%
   Compania Alimentos Fargo, senior notes, 144A, 13.25%, 8/1/08             Argentina              500,000                300,000
   Doane Products Co., senior notes, 10.625%, 3/01/06                     United States            100,000                116,084
   Coca-Cola Enterprises, (putable** 10/15/03), 6.70% 10/15/36            United States
                                                                                                                 -----------------
                                                                                                                 -----------------
                                                                                                                          416,084
                                                                                                                 -----------------
   Consumer Services 5.4%
   Chancellor Media Corp., senior sub notes, 144A, 9.00%, 10/01/08        United States          1,000,000              1,010,000
   Chancellor Media Corp., senior sub. notes, 8.75%, 6/15/07              United States            500,000                495,000
   CSC Holdings, Inc., 9.875%, 4/01/23                                    United States          1,750,000              1,881,250
   Diamond Cable Communications, Plc., senior disc. notes,
     zero coupon to 2/15/02, 10.75%                                      United Kingdom            150,000                 95,063
       thereafter, 2/15/07
   Diamond Cable Communications, senior notes,
     zero coupon to 12/15/00, 11.75% thereafter,                         United Kingdom            150,000                113,250
       12/15/05
   Diamond Holdings PLC.,  9.125%, 2/01/08                               United Kingdom          1,000,000                932,500
   Fox Family Worldwide, Inc., senior disc. notes,
     zero coupon to 11/01/02, 10.25% thereafter,                          United States            150,000                 89,250
       11/01/07
   Fox/Liberty Networks, LLC., senior disc. notes,
     zero coupon to 8/15/02, 9.75%                                        United States          2,000,000              1,305,000
       thereafter, 8/15/07
   LA Petite Academy Inc., Series B, 10.00%, 5/15/08                      United States          1,500,000              1,462,500
   Lin Holdings Corp. senior disc. notes,
      zero coupon to 3/1/03, 10.00% thereafter, 3/1/08                    United States          1,500,000                971,250
   Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07   United States          2,000,000              1,900,000
   Regal Cinemas, Inc., senior sub. notes, 144A, 9.50%, 6/01/08           United States          2,000,000              1,965,000
   Sinclair Broadcast Group Inc., senior sub notes, 8.75%, 12/15/07       United States          1,700,000              1,632,000
   Six Flags Entertainment., senior notes, 8.875%, 4/01/06                United States            600,000                602,250
   Telewest, Plc., senior deb., zero coupon to
     10/01/00, 11.00% thereafter, 10/01/07                               United Kingdom          2,000,000              1,600,000
                                                                                                                 -----------------
                                                                                                                 -----------------
                                                                                                                       16,054,313
                                                                                                                 -----------------
   Energy Minerals 1.8%
   Abraxas Petroleum Corp., senior notes, Series B, 11.50%, 11/01/04      United States            880,000                682,000
   Chesapeake Energy Corp., senior notes, Series B,  9.625%, 5/1/05       United States            300,000                256,500
   Clark R&M, Inc., senior sub. notes, 8.875%, 11/15/07                   United States          1,000,000                855,000
   Conproca, SA, S.F., secured senior notes, 144A, 12.00%, 6/16/10           Mexico              1,800,000              1,566,000
   Nuevo Energy Co., senior sub notes, Series B, 8.875%, 6/1/08           United States            400,000                398,000
   P & L Coal Holdings Corp., senior sub. notes, 144A, 9.625%, 5/15/08    United States          1,500,000              1,492,500
                                                                                                                 -----------------
                                                                                                                 -----------------
                                                                                                                        5,250,000
                                                                                                                 -----------------
   Finance 2.4%
   Aetna Services Inc., (putable** 8/15/04), 6.97%, 8/15/36               United States
   Homeside Finance, Inc., senior notes, 11.25%, 5/15/03                  United States            100,000                117,500
   Pera Financial Services, secured notes, 9.375%, 10/15/02                  Turkey              1,000,000                695,000
   Pera Financial Services, secured notes, 9.375%, 10/15/02                  Turkey                160,000                111,200
   Sears Roebuck Acceptance Corp.,
        (putable** 11/15/00), 6.13%, 11/15/05                             United States
        (putable** 11/15/00), 6.15%, 11/15/05                             United States
   Southtrust Bank, (putable** 2/06/01), 5.58%, 2/06/06                   United States
                                                                                                                 -----------------
                                                                                                                          923,700
                                                                                                                 -----------------
   Health Services 1.2%
   Fresenius Medical Care, 7.875%, 2/1/08                                    Germany             1,000,000                935,000
   Magellan Health Services, Inc., senior sub. notes, 9.00%, 2/15/08      United States          1,000,000                832,500
   Pharmerica, Inc., senior sub. notes, 8.375%, 4/01/08                   United States            350,000                302,750
   Tenet Healthcare Corp., senior sub. notes, 8.625%, 1/15/07             United States            200,000                209,000
   Vencor Operating Inc., senior sub notes, 9.875%, 5/1/05                United States          1,500,000              1,200,000
                                                                                                                 -----------------
                                                                                                                        3,479,250
                                                                                                                 -----------------
   Industrial Services .7%
   Dailey International, Inc., senior notes, 9.50%, 2/15/08               United States            300,000                136,500
   WMX Technologies, (putable** 5/15/00), 6.65% 5/15/05                   United States
                                                                                                                 -----------------

                                                                                                                          136,500

   Non-Energy Minerals .3%
   LTV Corp., senior notes, 8.20%, 9/15/07                                United States          1,000,000                950,000
                                                                                                                 -----------------

   Process Industries 4.4%
   Anchor Glass, first mortgage notes, 11.25%, 4/01/05                    United States            300,000                308,250
   Anchor Glass Container, senior notes, 9.875%, 3/15/08                  United States            700,000                679,000
   Ball Corp., senior notes, 144A, 7.75%, 8/01/06                         United States            500,000                520,000
   Ball Corp., senior sub.notes, 144A, 8.25%, 8/01/08                     United States            350,000                363,125
   Bausch & Lomb, (putable** 8/31/01), 6.56%, 8/12/26                     United States
   Four M Corp., senior notes, Series B, 12.00%, 6/01/06                  United States            200,000                151,000
   Graham Packaging Corp., senior sub. notes, 8.75%, 1/15/08              United States            200,000                187,500
   Graham Packaging Corp., senior disc. notes zero
   coupon to 1/15/03,10.75% thereafter, 1/15/09                           United States          1,700,000              1,045,500
   Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07                United States          1,000,000                945,000
   Pillowtex Corp., senior sub. Notes, 9.00%, 12/18/07                    United States          2,000,000              2,030,000
   Pindo Deli Finance Mauritius, Ltd., senior notes, 10.25%, 10/01/02       Indonesia              700,000                372,750
   Purina Mills Inc., senior sub notes, 144A,  9.00%, 3/15/10             United States            600,000                589,500
   Repap New Brunswick, senior notes, 9.00%, 6/1/04                          Canada                700,000                651,000
   Sherwin-Williams Co., (putable** 10/15/99), 5.50%, 10/15/27            United States
   Universal Compression Inc., senior disc. Notes,
   zero coupon to 2/15/03, 9.875% thereafter, 2/15/08                     United States          1,250,000                693,750
   Windmere - Durable holdings, senior sub notes, 10.00%, 7/31/08         United States            500,000                427,500
                                                                                                                 -----------------
                                                                                                                        8,963,875
                                                                                                                 -----------------
   Producer Manufacturing 2.7%
   Aetna Industries, Inc., senior notes, 11.875%, 10/01/06                United States            200,000                203,000
   Allied Waste Industries, Inc., senior disc. notes,
     zero coupon to 6/01/02, 11.30%                                       United States            500,000                375,000
       thereafter, 6/01/07
   Cambridge Industries, Inc., senior sub. notes, 10.25%, 7/15/07         United States            600,000                544,500
   Collins & Aikman Products, senior sub. notes, 11.50%, 4/15/06          United States            100,000                 99,500
   Falcon Building Products, Inc., senior disc. sub. notes,
      10.50%, 6/15/07                                                     United States            250,000                125,000
   Falcon Building Products, Inc., senior sub. notes,
   Series B, 9.50%, 6/15/07                                               United States          1,000,000                827,500
 a Harvard Industries, Inc., senior notes, 11.125%, 8/01/05               United States            300,000                 48,000
   International Comfort Products, senior notes,
      Series B, 8.625%, 5/15/08                                           United States          1,500,000              1,440,000
   Intertek Finance, Plc., senior sub. notes,
      Series B, 10.25%, 11/01/06                                         United Kingdom            100,000                 90,500
   LES, Inc., senior sub. notes, 144A, 9.25%, 6/01/08                     United States          1,350,000              1,350,000
   LDM Technologies, Inc., senior sub. notes, 10.75%, 1/15/07             United States            200,000                178,000
   Nortek, Inc., senior notes,  144A, 8.875%, 8/01/08                     United States            500,000                485,000
   Nortek, Inc., senior notes, 9.125%, 9/01/07                            United States            300,000                294,000
   Oshkosh Truck Corp., senior sub. notes 8.75%, 3/01/08                  United States            400,000                370,000
   Talon Automotive Group, senior sub. Notes,
      Series B, 9.625%, 5/1/08                                            United States            800,000                708,000
   Terex Corp., senior sub notes, 8.875%, 4/1/08                          United States          1,000,000                910,000
                                                                                                                 -----------------
                                                                                                                        8,048,000
                                                                                                                 -----------------
   Retail Trade .8%
   Fleming Cos., Inc., senior sub. notes, 10.50%, 12/01/04                United States            500,000                467,500
   Penney J.C. & Co., Inc., (putable** 8/15/03), 6.90% 8/15/26            United States
   Shoppers Food Warehouse, senior notes, 9.75%, 6/15/04                  United States            125,000                133,125
   Specialty Retailers, Inc., senior notes, 8.50%, 7/15/05                United States            250,000                231,250
                                                                                                                 -----------------
                                                                                                                 -----------------
                                                                                                                          831,875
                                                                                                                 -----------------

   Transportation .5%
   American Commercial Lines, 144A, 10.25%, 6/30/08                       United States          1,000,000                980,000
   Ultrapetrol (Bahamas) Ltd., mortgage rates, 10.50%, 4/1/08                Bahamas             1,000,000                630,000
                                                                                                                 -----------------
                                                                                                                 -----------------
                                                                                                                        1,610,000
                                                                                                                 -----------------

   Utilities 7.3%
   AES Corp., senior sub. notes, 8.50%, 11/01/07                          United States            750,000                708,750
   AES China Generating Co., Ltd., senior notes, 10.125%, 12/15/06           Bermuda               100,000                 57,750
   Allegiance Telecom, Inc., senior notes,
      zero coupon to 2/15/03, 11.75%, thereafter, 2/15/08                 United States          2,000,000                810,000
   Arch Communications Group, Inc., senior disc. notes,
      zero coupon to 3/15/01, 10.875%                                     United States            300,000                111,000
       thereafter, 3/15/08
   Bellsouth Corp., (putable** 11/15/00), 5.85%, 11/15/45                 United States
   Comcast Cellular, senior notes, 9.50%, 5/01/07                         United States            400,000                414,000
   ESI Tractebel Acq. Corp., 7.99%, 12/30/11                              United States            250,000                233,452
   Flag Ltd, senior notes,  8.250%, 1/30/08                                  Bermuda               200,000                186,000
   IXC Communications Inc., senior sub. notes,  9.00%, 4/15/08            United States            650,000                641,875
   IntelCom Group, Inc., senior disc. notes,
     zero coupon to 5/01/01, 12.50% thereafter, 5/01/06                   United States          2,250,000              1,552,500
   Intermedia Communications, senior disc. notes, 11.25%, 7/15/07         United States          2,000,000              1,330,000
   Iridium L.L.C., senior notes, Series D, 10.875%, 7/15/05               United States          2,000,000              1,520,000
   Level 3 Communications, senior notes, 9.125%, 5/1/08                   United States          2,000,000              1,890,000
   Metrocall, Inc., senior sub. notes, 9.75%, 11/01/07                    United States          1,000,000                915,000
   Microcell Telecommunication, senior disc. notes,
     Series B, zero coupon to 12/01/01, 14.00%                               Canada                600,000                387,000
       thereafter, 6/01/06
   Millicom International Cellular, SA, senior disc. notes,
     zero coupon to 6/01/01, 13.50%                                        Luxembourg              300,000                180,000
       thereafter, 6/01/06
   Netia Holdings B.V., senior notes,10.25%, 11/01/07                        Poland                200,000                154,500
   Netia Holdings BV, senior disc. notes, zero coupon
     to 11/01/01,11.25% thereafter, 11/01/07                                 Poland                500,000                256,250
   Nextel Communications, senior disc. notes,
     zero coupon to 10/31/02, 9.75% thereafter,                           United States            500,000                280,000
       10/31/07
   Nextel Communications, senior disc. notes,
     zero coupon to 2/15/99, 9.75% thereafter, 8/15/04                    United States            500,000                470,000
   Nextel Communications, senior disc. notes,
     zero coupon to 2/15/03, 9.95% thereafter, 2/15/08                   United States          1,300,000                708,500
   Nextlink Communications, Inc., senior notes, 9.625%, 10/01/07          United States            250,000                232,500
   Nextlink Communications, Inc., senior notes, 9.00%, 3/15/08            United States            750,000                686,250
   Nextlink Communications, Inc., senior disc. notes,
     zero coupon to 4/15/03, 9.45% thereafter  4/15/08                    United States            650,000                354,250
   Niagara Mohawk Power Corp., senior disc. notes,
    Series H, zero coupon to7/01/03, 8.50% thereafter, 7/01/10            United States          1,500,000              1,106,250
   Orion Network Systems, Inc., SA, senior disc. notes,
     zero coupon to 1/15/02, 12.50%                                       United States            300,000                178,500
       thereafter, 1/15/07
   Paging Network, Inc., senior sub. notes, 10.125%, 8/01/07              United States            400,000                392,000
   RSL Communications P.L.C., 144A,                                      United Kingdom          1,000,000                500,000
    zero coupon to 3/01/03, 10.125% thereafter, 3/1/08
   Sprint Spectrum, L.P., senior disc. notes,
     zero coupon to 8/01/01, 12.50% thereafter, 8/15/06                   United States            300,000                263,250
   Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06                  United States          2,000,000              2,250,000
   Triton Communications L.L.C., senior disc. notes,
     144A, zero coupon to 5/1/03, thereafter                              United States          1,750,000                700,000
       11%, 5/1/08
                                                                                                                 -----------------
                                                                                                                 -----------------
                                                                                                                       19,469,577
                                                                                                                 -----------------
                                                                                                                 -----------------
   Total Bonds (Cost $96,763,821)                                                                                      70,786,904
                                                                                                                 -----------------

   Convertible Bonds 2.0%
   Electronic Technology .3%
   Dovatron International, Inc., cvt., sub. notes, 6.00%, 10/15/02        United States          1,000,000                955,000
                                                                                                                 -----------------

   Finance .3%
   Macerich Co., cvt., sub. deb., 144A, 7.25%, 12/15/02                   United States          1,000,000                955,000
                                                                                                                 -----------------

   Health Services .7%
   Omnicare, Inc., cvt., 5.00%, 12/01/07                                  United States          2,000,000              2,150,000
                                                                                                                 -----------------

   Industrial Services .7%
   Diamond Offshore Drilling, Inc., cvt., 3.75%, 2/15/07                  United States          2,000,000              2,007,500
                                                                                                                 -----------------

                                                                                                                 -----------------
   Total Convertible Bonds (Cost $6,214,493)                                                                            6,067,500
                                                                                                                 -----------------

   Other Mortgages 1.9%
   MLMI, 1998-C2 A2, 6.39%, 2/15/30                                       United States          1,500,000              1,525,208
   Morgan Stanley Capital I, 6.55%, 12/15/07                              United States          2,000,000              2,052,500
   Delta Home Equity, 6.37%, 7/15/28                                      United States          2,000,000              1,965,000
                                                                                                                 -----------------
   Total Other Mortgages (Cost $5,579,900)                                                                              5,542,708
                                                                                                                 -----------------

   Us Government Securities And Agencies/Mortgages 17.0%
   Us Government Agencies/Mortgages 6.6%
   FHLMC, 6.00%, 4/01/09                                                  United States             19,194                 19,323
   FHLMC, 7.00%, 1/01/09                                                  United States             16,642                 16,887
   FHLMC, 6.00%, 1/01/11                                                  United States             17,677                 17,741
   FHLMC, 6.50%, 4/01/11                                                  United States             29,536                 29,818
   FHLMC, 7.00%, 9/01/11                                                  United States             36,004                 36,479
   FHLMC, 6.00%, 5/01/13                                                  United States            731,200                735,142
   FHLMC, 6.00%, 9/01/13                                                  United States            493,240                495,900
   FHLMC, 7.00%, 4/01/24                                                  United States             42,545                 43,312
   FHLMC, 7.50%, 4/01/24                                                  United States             34,241                 35,044
   FHLMC, 8.50%, 12/01/24                                                 United States             19,771                 20,605
   FHLMC, 9.00%, 12/01/24                                                 United States              9,909                 10,430
   FHLMC, 7.00%, 11/01/25                                                 United States             24,939                 25,383
   FHLMC, 8.00%, 11/01/25                                                 United States             18,751                 19,262
   FHLMC, 6.50%, 12/01/25                                                 United States             33,067                 33,373
   FHLMC, 8.00%, 1/01/26                                                  United States             15,270                 15,686
   FHLMC, 7.50%, 1/01/26                                                  United States             25,991                 26,597
   FHLMC, 6.50%, 3/01/26                                                  United States             44,679                 45,076
   FHLMC, 7.00%, 9/01/26                                                  United States             22,222                 22,618
   FHLMC, 7.50%, 1/01/27                                                  United States             45,013                 46,059
   FHLMC, 7.00%, 4/01/28                                                  United States            210,743                215,237
   FHLMC., 7.00%, 4/01/28                                                 United States            144,420                147,501
   FHLMC, 7.00%, 5/01/28                                                  United States            628,789                642,151
   FNMA, 7.50%, 10/01/07                                                  United States             24,147                 24,825
   FNMA, 6.50%, 2/01/09                                                   United States             23,932                 24,353
   FNMA, 6.50%, 4/01/11                                                   United States             19,514                 19,832
   FNMA, 6.50%, 6/01/13                                                   United States            971,531                986,787
   FNMA, 6.50%, 1/01/24                                                   United States             30,835                 31,125
   FNMA, 7.00%, 5/01/24                                                   United States             18,995                 19,378
   FNMA, 8.00%, 1/01/25                                                   United States             19,343                 20,002
   FNMA, 9.00%, 3/01/25                                                   United States              8,072                  8,512
   FNMA, 9.00%, 5/01/25                                                   United States              4,242                  4,473
   FNMA, 8.50%, 7/01/25                                                   United States             14,034                 14,616
   FNMA, 8.00%, 12/01/25                                                  United States            653,728                675,876
   FNMA, 7.00%, 1/01/26                                                   United States             44,585                 45,482
   FNMA, 7.00%, 3/01/26                                                   United States             45,356                 46,260
   FNMA, 7.50%, 3/01/26                                                   United States             27,087                 27,729
   FNMA, 8.00%, 5/01/26                                                   United States             17,542                 18,135
   FNMA, 8.00%, 6/01/26                                                   United States             11,840                 12,240
   FNMA, 7.50%, 8/01/26                                                   United States             26,599                 27,230
   FNMA, 7.50%, 10/01/26                                                  United States             13,672                 13,996
   FNMA, 8.00%, 1/01/27                                                   United States             35,865                 37,121
   FNMA, 7.00%, 4/01/27                                                   United States            879,433                899,645
   FNMA, 6.50%, 3/01/28                                                   United States          2,913,759              2,939,482
   FNMA, 7.00%, 6/01/28                                                   United States          1,461,529              1,495,213
   FNMA, 6.00%, 9/01/28                                                   United States            988,214                977,483
   FNMA, 6.00%, 10/01/28                                                  United States          1,009,469                998,507
 b FNMA, 6.50%, 11/01/28                                                  United States          1,000,000              1,007,813
   GNMA SF, 7.00%, 7/15/08                                                United States          1,010,000              1,038,674
   GNMA, SF, 7.50%, 9/15/23                                               United States             16,007                 16,522
   GNMA, SF, 6.50%, 3/15/24                                               United States             45,709                 46,270
   GNMA, SF, 8.00%, 6/15/24                                               United States             37,255                 38,649
   GNMA, SF, 9.00%, 1/15/25                                               United States              4,866                  5,190
   GNMA, SF, 8.00%, 2/15/25                                               United States             14,788                 15,338
   GNMA, SF, 9.50%, 6/15/25                                               United States              9,937                 10,736
   GNMA, SF, 7.50%, 1/15/26                                               United States             18,570                 19,154
   GNMA, SF, 7.50%, 1/15/26                                               United States             20,570                 21,217
   GNMA, SF, 7.50%, 2/15/26                                               United States             21,355                 22,026
   GNMA, SF, 7.00%, 3/15/26                                               United States             20,377                 20,865
   GNMA, SF, 9.00%, 3/15/26                                               United States             34,259                 36,530
   GNMA, SF, 8.00%, 6/15/26                                               United States             41,256                 42,782
   GNMA, SF, 8.50%, 7/15/26                                               United States             18,487                 19,559
   GNMA, SF, 7.50%, 9/15/27                                               United States            926,806                956,251
   GNMA, SF, 8.50%, 8/15/24                                               United States              9,528                 10,099
   GNMA SF, 7.50%, 5/15/27                                                United States          1,009,999              1,042,088
   GNMA, SF, 7.00%, 11/15/27                                              United States          1,009,999              1,034,732
   GNMA SF, 8.00%, 4/15/28                                                United States            992,464              1,029,372
   GNMA, SF, 7.00%, 5/15/28                                               United States             49,340                 50,531
   GNMA, SF, 7.00%, 6/15/28                                               United States          1,002,120              1,026,311
                                                                                                                 -----------------
                                                                                                                       19,578,635
                                                                                                                 -----------------
   Us Government Securities  10.3%
   U.S. Treasury Bonds, 7.125%, 2/15/23                                   United States            400,000                494,125
   U.S. Treasury Note, 5.875%, 1/31/99                                    United States
   U.S. Treasury Note, 5.875%, 3/31/99                                    United States
   U.S. Treasury Note, 6.00%, 6/30/99                                     United States
   U.S. Treasury Note, 5.875%, 7/31/99                                    United States
   U.S. Treasury Note, 5.875%, 8/31/99                                    United States
   U.S. Treasury Note, 5.75%, 9/30/99                                     United States
   U.S. Treasury Note, 5.625%, 11/30/99                                   United States
   U.S. Treasury Note, 5.625%, 12/31/99                                   United States
   U.S. Treasury Note, 5.50%, 3/31/00                                     United States
   U.S. Treasury Note, 6.00%, 8/15/00                                     United States
   U.S. Treasury Note, 5.125%, 8/31/00                                    United States
   U.S. Treasury Note, 5.375%, 2/15/01                                    United States
   U.S. Treasury Note, 5.75%, 11/30/02                                    United States                                         -
   U.S. Treasury Note, 5.625%, 12/31/02                                   United States          2,500,000              2,617,970
                                                                                                                 -----------------
                                                                                                                 -----------------
                                                                                                                        3,112,095
                                                                                                                 -----------------

                                                                                                                 -----------------
   Total US Government Securities and                                                                                  22,690,730
                                                                                                                 -----------------
   Agencies/Mortgages (Cost $49,485,610)

   Other Government & Agency Securities 6.7%
   Fannie Mae, 5.75%, 4/15/03                                             United States         11,000,000             11,421,575
   Fannie Mae, 5.75%, 6/15/05                                             United States          6,000,000              6,208,050
   Tennessee Valley Authority,                                            United States
                                                                                                                 -----------------
   (putable**  7/15/01, callable 7/15/20), 6.235%, 7/15/45
                                                                                                                 -----------------
                                                                                                                 -----------------
   Total Other Government & Agency Securities (Cost $19,067,344)                                                       17,629,625
                                                                                                                 -----------------

   Foreign Government And Agency Securities 30.4%
   Australian Government, Series 705, 7.50%, 7/15/05                        Australia            3,600,000 AUD          2,585,503
   Belgium Kingdom, 6.25%, 3/28/07                                           Belgium           106,245,000 BEF          3,545,958
   Bundesobligation, Series 110, 5.375%, 2/22/99                             Germany             1,205,000 DEM            731,644
   Bundesobligation, Series 118, 5.25%, 2/21/01                              Germany             2,565,000 DEM          1,611,295
   Bundesrepublic Deutschland, Series 97, 6.00%, 1/04/07                     Germany             3,110,000 DEM          2,107,822
   Bundesschatzanweisungen, 6.875%, 2/24/99                                  Germany             1,035,000 DEM            631,111
   Buoni Poliennali del Tesoro, 10.50%, 7/15/00                               Italy          2,055,000,000 ITL          1,392,119
   Buoni Poliennali del Tesoro, 7.75%, 11/01/06                               Italy          2,815,000,000 ITL          2,097,869
   Deutschland Republic, 6.00%, 1/05/06                                      Germany             1,175,000 DEM            793,171
   Government of Canada, 10.50%, 7/01/00                                     Canada                935,000 CAD            659,671
   Government of Canada, 10.50%, 3/01/01                                     Canada              1,645,000 CAD          1,196,001
   Government of Canada, 10.00%, 5/01/02                                     Canada              1,515,000 CAD          1,139,776
   Government of Canada, 6.50%, 6/01/04                                      Canada              1,000,000 CAD            696,891
   Government of Canada, 10.00%, 6/01/08                                     Canada                700,000 CAD            618,109
   Government of France, 5.50%, 4/25/07                                      France              6,000,000 FRF          1,181,321
   Government of Jamaica, 9.625%, 7/02/02                                    Jamaica             1,750,000              1,426,250
   Kingdom of Denmark, 9.00%, 11/15/00                                       Denmark             1,785,000 DKK            310,215
   Kingdom of Denmark, 7.00%, 12/15/04                                       Denmark             6,000,000 DKK          1,082,003
   Netherlands Government, Series 1 & 2, 6.00%, 1/15/06                    Netherlands           2,385,000 NEG          1,424,973
   New Zealand Government, 6.50%, 2/15/00                                  New Zealand           1,295,000 NZD            696,944
   Peru - PDI., Series 20YR, 4.00%, 3/07/17                                   Peru               5,100,000              2,932,500
   Republic of Korea, 8.875%, 4/15/08                                      South Korea           3,100,000              2,865,578
   Republic of Argentina, 9.25%, 2/23/01                                    Argentina              275,000                270,188
   Republic of Argentina, 11.00%, 10/09/06                                  Argentina            2,950,000              2,935,250
   Republic of Argentina, 5.75%, 3/31/23                                    Argentina            2,000,000              1,390,000
   Republic of Argentina, 9.75%, 9/19/27                                    Argentina              730,000                633,731
   Republic of Argentina,  Bonos Del Tesoro, 8.75%, 5/09/02                 Argentina            3,800,000              3,379,150
   Republic of Argentina, Global, 11.375%, 1/30/17                          Argentina              160,000                155,200
   Republic of Brazil, 8.875%, 11/05/01                                      Brazil              2,295,000              2,094,188
   Republic of Brazil, 9.375%, 4/07/08                                       Brazil              3,000,000              2,055,000
   Republic of Brazil, 6.188%, 4/15/12                                       Brazil                300,000                159,189
   Republic of Brazil, 10.125%, 5/15/27                                      Brazil              2,200,000              1,524,600
   Republic of Brazil, C Bond, 5.00%, 4/15/14                                Brazil              2,355,240              1,474,335
   Republic of Bulgaria, floating rate deb., Series A,  6.688%, 7/28/11     Bulgaria             4,820,000              3,235,425
   Republic of Bulgaria, floating rate deb., 6.688%, 7/28/11                Bulgaria               110,000                 73,838
   Republic of Ecuador Disc, 6.625%, 2/28/25                                 Ecuador             1,250,000                642,188
   Republic of Ecuador, unsub., 11.25%, 4/25/02                              Ecuador             1,500,000              1,215,000
   Republic of Ecuador, unsub., 144A, 11.25%, 4/25/02                        Ecuador               750,000                607,500
   Republic of Panama, 8.875%, 9/30/27                                 Panama Republic Of        1,500,000              1,383,750
   Republic of Turkey, 144A, 9.875%, 2/23/05                                 Turkey                850,000                707,625
   Republic of Turkey, 144A, 10.00%, 9/19/07                                 Turkey                875,000                755,781
   Republic of Venezuela, 6.625%, 12/18/07                                  Venezuela              904,762                554,732
   Republic of Venezuela, 9.25%, 9/15/27                                    Venezuela            5,383,000              3,310,545
   Republic of Venezuela, Disc. W-A, 6.563%, 3/31/20                        Venezuela              250,000                153,750
   Republic of Venezuela, senior unsub. notes, 9.125%, 6/18/07              Venezuela            1,200,000                807,000
   Republic of Venezuela, 144A, 9.125%, 6/18/07                             Venezuela              100,000                 67,250
   Russian Federation, 10.00%, 6/26/07                                       Russia              8,000,000              1,970,000
   SEI Holdings IX, Inc., senior notes, 144A, 11.00%, 11/30/00         Trinidad And Tobago         125,000                118,750
   Spanish Government, 8.80%, 4/30/06                                         Spain            200,000,000 ESP          1,817,248
   Swedish Government, 10.25%, 5/05/03                                       Sweden              7,000,000 SEK          1,115,395
   Treuhandanstalt, 7.75%, 10/01/02                                          Germany             1,530,000 DEM          1,062,002
   Turkey Republic of, 144A, 9.875%, 2/23/05                                 Turkey              1,680,000              1,398,600
   Turkey Republic of, Reg S, 10.00%, 9/19/07                                Turkey              1,315,000              1,135,831
   United Kingdom Treasury, 9.50%, 4/18/05                               United Kingdom            880,000 GBP          1,820,893
   United Kingdom Treasury, 7.50%, 4/18/06                               United Kingdom          1,681,000 GBP          3,248,608
   United Mexican States, 9.75%, 2/06/01                                     Mexico              1,950,000              2,013,375
   United Mexican States, 8.625%, 3/12/08                                    Mexico              7,470,000              6,708,060
   United Mexican States, 11.375%, 9/15/16                                   Mexico              2,810,000              2,799,463
   United Mexican States, 11.50%, 5/15/26                                    Mexico              2,850,000              2,949,750
   World Bank IBRD-Global Bond, 4.50%, 3/20/03                                Japan             45,000,000 JPY            454,409
                                                                                                                 -----------------
   Total Foreign Government and Agency Securities (Cost $94,817,958)                                                   89,924,323
                                                                                                                 -----------------
                                                                                                                 -----------------
   Total Long Term Investments (Cost $283,516,727)                                                                    224,040,040
                                                                                                                 -----------------

                                                                                              PRINCIPAL
                                                                                               AMOUNT                 VALUE
                                                                                           ----------------      -----------------
   Repurchase Agreements 5.7%
   Strategic Income Fund
   Joint Repurchase Agreement, 5.350%, 11/02/98
   (Cost $16,732,426)                                                     United States        $10,683,089            $10,683,089
        Collateralized by U.S. Treasury Bills and Notes
   Total Investments (Cost $300,249,153)  98.1%                                                                       234,723,129
   Other Assets, less Liabilities 1.9%                                                                                  5,620,061
                                                                                                                 -----------------
   Net Assets 100.0%                                                                                                $ 240,343,190
                                                                                                                 -----------------




                                                                                           Investment Grade Income Fund
                                                                       -----------------------------------------------------------
                                                                             COUNTRY           SHARES/ WARRANTS     VALUE
   ------------------------------------------------------------------------------------------  -------------------------------------
 a Common Stock, Warrants & Rights .0%
   Gulf States Steel, warrants                                            United States
   Loral Space & Communications, Ltd., warrants                           United States
   Venezuela Oil Value Recovery, rights                                     Venezuela
                                                                                                               ----------------
                                                                                                               ----------------
   Total Common Stock, Warrants & Rights (Cost $3,731)                                                                       -
                                                                                                               ----------------

   Preferred Stocks .2%
 a CSC Holdings, Inc., 11.125% pfd.                                       United States
   Fresenius Medical Care, 9.00% pfd.                                        Germany
   Sinclair Capital, 11.625% pfd.                                         United States
                                                                                                               ----------------
   Total Preferred Stocks (Cost $499,966)                                                                                    -
                                                                                                               ----------------

   Convertible Preferred Stocks 3.7%
   El Paso Energy, 4.75% cvt. pfd.                                        United States
   Host Marriott Financial Trust, 6.75%, cvt. pfd.                        United States
   MediaOne Group, Inc., 6.25% cvt. pfd.                                  United States
   Protective Life Capital Trust II, 6.50% cvt. pfd.                      United States
   Ralston Purina Co., 7.00% cvt. pfd.                                    United States
   Salomon, Inc., 6.25% cvt. pfd.                                         United States
   Texas Utilities Co., 9.25% cvt. pfd.                                   United States
   Triathlon Broadcasting, 9.00% cvt. pfd.                                United States
   Union Pacific Capital Trust, 6.25% cvt. pfd.                           United States
                                                                                                               ----------------
                                                                                                               ----------------
   Total Convertible Preferred Stocks (Cost $11,083,904)                                                                     -
                                                                                                               ----------------

                                                                                                      PRINCIPAL AMOUNT*
                                                                                               --------------------------------
   Bonds 30.5%
   Commercial Services 1.3%
   Ameriserv Food Co., senior sub. notes, 10.125%, 7/15/07                United States                 $ -
   Ameriserv Food Distribution, senior notes, 8.875%, 10/15/06            United States
   Big Flower Press Holdings, senior disc. notes, 8.875%, 7/01/07         United States
   Iron Mountain, Inc., senior sub. notes, 8.75%, 9/30/09                 United States
   Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07              United States
   Xerox Corp., (putable** 5/05/99), 5.90% 5/05/37                        United States           1,500,000          1,550,640
                                                                                                               ----------------
                                                                                                                     1,550,640
                                                                                                               ----------------
   Consumer Durables .8%
   AMF Group, Inc., senior disc. notes, zero coupon to 3/15/00, 12.25%    United States
       thereafter, 3/15/06
   Revlon Consumer Products Corp., senior sub. notes, 8.625%, 2/01/08     United States
   Sealy Corp., senior sub. notes,  9.875%, 12/15/07                      United States
   Sealy Corp., zero coupon to 12/15/02, 10.875% thereafter, 12/15/07     United States
                                                                                                               ----------------
                                                                                                                             -
                                                                                                               ----------------
   Consumer Non-Durables .9%
   Compania Alimentos Fargo, senior notes, 144A, 13.25%, 8/1/08             Argentina
   Doane Products Co., senior notes, 10.625%, 3/01/06                     United States
   Coca-Cola Enterprises, (putable** 10/15/03), 6.70% 10/15/36            United States           2,000,000          2,103,524
                                                                                                               ----------------
                                                                                                               ----------------
                                                                                                                     2,103,524
                                                                                                               ----------------
   Consumer Services 5.4%
   Chancellor Media Corp., senior sub notes, 144A, 9.00%, 10/01/08        United States
   Chancellor Media Corp., senior sub. notes, 8.75%, 6/15/07              United States
   CSC Holdings, Inc., 9.875%, 4/01/23                                    United States
   Diamond Cable Communications, Plc., senior disc. notes,
     zero coupon to 2/15/02, 10.75%                                      United Kingdom
       thereafter, 2/15/07
   Diamond Cable Communications, senior notes,
     zero coupon to 12/15/00, 11.75% thereafter,                         United Kingdom
       12/15/05
   Diamond Holdings PLC.,  9.125%, 2/01/08                               United Kingdom
   Fox Family Worldwide, Inc., senior disc. notes,
     zero coupon to 11/01/02, 10.25% thereafter,                          United States
       11/01/07
   Fox/Liberty Networks, LLC., senior disc. notes,
     zero coupon to 8/15/02, 9.75%                                        United States
       thereafter, 8/15/07
   LA Petite Academy Inc., Series B, 10.00%, 5/15/08                      United States
   Lin Holdings Corp. senior disc. notes,
      zero coupon to 3/1/03, 10.00% thereafter, 3/1/08                    United States
   Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07   United States
   Regal Cinemas, Inc., senior sub. notes, 144A, 9.50%, 6/01/08           United States
   Sinclair Broadcast Group Inc., senior sub notes, 8.75%, 12/15/07       United States
   Six Flags Entertainment., senior notes, 8.875%, 4/01/06                United States
   Telewest, Plc., senior deb., zero coupon to
     10/01/00, 11.00% thereafter, 10/01/07                               United Kingdom
                                                                                                               ----------------
                                                                                                               ----------------
                                                                                                                             -
                                                                                                               ----------------
   Energy Minerals 1.8%
   Abraxas Petroleum Corp., senior notes, Series B, 11.50%, 11/01/04      United States
   Chesapeake Energy Corp., senior notes, Series B,  9.625%, 5/1/05       United States
   Clark R&M, Inc., senior sub. notes, 8.875%, 11/15/07                   United States
   Conproca, SA, S.F., secured senior notes, 144A, 12.00%, 6/16/10           Mexico
   Nuevo Energy Co., senior sub notes, Series B, 8.875%, 6/1/08           United States
   P & L Coal Holdings Corp., senior sub. notes, 144A, 9.625%, 5/15/08    United States
                                                                                                               ----------------
                                                                                                               ----------------
                                                                                                                             -
                                                                                                               ----------------
   Finance 2.4%
   Aetna Services Inc., (putable** 8/15/04), 6.97%, 8/15/36               United States           2,000,000          2,083,444
   Homeside Finance, Inc., senior notes, 11.25%, 5/15/03                  United States
   Pera Financial Services, secured notes, 9.375%, 10/15/02                  Turkey
   Pera Financial Services, secured notes, 9.375%, 10/15/02                  Turkey
   Sears Roebuck Acceptance Corp.,
        (putable** 11/15/00), 6.13%, 11/15/05                             United States             775,000            805,978
        (putable** 11/15/00), 6.15%, 11/15/05                             United States             725,000            757,148
   Southtrust Bank, (putable** 2/06/01), 5.58%, 2/06/06                   United States           2,500,000          2,510,258
                                                                                                               ----------------
                                                                                                                     6,156,828
                                                                                                               ----------------
   Health Services 1.2%
   Fresenius Medical Care, 7.875%, 2/1/08                                    Germany
   Magellan Health Services, Inc., senior sub. notes, 9.00%, 2/15/08      United States
   Pharmerica, Inc., senior sub. notes, 8.375%, 4/01/08                   United States
   Tenet Healthcare Corp., senior sub. notes, 8.625%, 1/15/07             United States
   Vencor Operating Inc., senior sub notes, 9.875%, 5/1/05                United States
                                                                                                               ----------------
                                                                                                                             -
                                                                                                               ----------------
   Industrial Services .7%
   Dailey International, Inc., senior notes, 9.50%, 2/15/08               United States
   WMX Technologies, (putable** 5/15/00), 6.65% 5/15/05                   United States           2,000,000          2,062,575
                                                                                                               ----------------

                                                                                                                     2,062,575

   Non-Energy Minerals .3%
   LTV Corp., senior notes, 8.20%, 9/15/07                                United States
                                                                                                               ----------------

   Process Industries 4.4%
   Anchor Glass, first mortgage notes, 11.25%, 4/01/05                    United States
   Anchor Glass Container, senior notes, 9.875%, 3/15/08                  United States
   Ball Corp., senior notes, 144A, 7.75%, 8/01/06                         United States
   Ball Corp., senior sub.notes, 144A, 8.25%, 8/01/08                     United States
   Bausch & Lomb, (putable** 8/31/01), 6.56%, 8/12/26                     United States           2,000,000          2,080,902
   Four M Corp., senior notes, Series B, 12.00%, 6/01/06                  United States
   Graham Packaging Corp., senior sub. notes, 8.75%, 1/15/08              United States
   Graham Packaging Corp., senior disc. notes zero
   coupon to 1/15/03,10.75% thereafter, 1/15/09                           United States
   Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07                United States
   Pillowtex Corp., senior sub. Notes, 9.00%, 12/18/07                    United States
   Pindo Deli Finance Mauritius, Ltd., senior notes, 10.25%, 10/01/02       Indonesia
   Purina Mills Inc., senior sub notes, 144A,  9.00%, 3/15/10             United States
   Repap New Brunswick, senior notes, 9.00%, 6/1/04                          Canada
   Sherwin-Williams Co., (putable** 10/15/99), 5.50%, 10/15/27            United States           2,000,000          2,025,690
   Universal Compression Inc., senior disc. Notes,
   zero coupon to 2/15/03, 9.875% thereafter, 2/15/08                     United States
   Windmere - Durable holdings, senior sub notes, 10.00%, 7/31/08         United States
                                                                                                               ----------------
                                                                                                                     4,106,592
                                                                                                               ----------------
   Producer Manufacturing 2.7%
   Aetna Industries, Inc., senior notes, 11.875%, 10/01/06                United States
   Allied Waste Industries, Inc., senior disc. notes,
     zero coupon to 6/01/02, 11.30%                                       United States
       thereafter, 6/01/07
   Cambridge Industries, Inc., senior sub. notes, 10.25%, 7/15/07         United States
   Collins & Aikman Products, senior sub. notes, 11.50%, 4/15/06          United States
   Falcon Building Products, Inc., senior disc. sub. notes,
      10.50%, 6/15/07                                                     United States
   Falcon Building Products, Inc., senior sub. notes,
   Series B, 9.50%, 6/15/07                                               United States
 a Harvard Industries, Inc., senior notes, 11.125%, 8/01/05               United States
   International Comfort Products, senior notes,
      Series B, 8.625%, 5/15/08                                           United States
   Intertek Finance, Plc., senior sub. notes,
      Series B, 10.25%, 11/01/06                                         United Kingdom
   LES, Inc., senior sub. notes, 144A, 9.25%, 6/01/08                     United States
   LDM Technologies, Inc., senior sub. notes, 10.75%, 1/15/07             United States
   Nortek, Inc., senior notes,  144A, 8.875%, 8/01/08                     United States
   Nortek, Inc., senior notes, 9.125%, 9/01/07                            United States
   Oshkosh Truck Corp., senior sub. notes 8.75%, 3/01/08                  United States
   Talon Automotive Group, senior sub. Notes,
      Series B, 9.625%, 5/1/08                                            United States
   Terex Corp., senior sub notes, 8.875%, 4/1/08                          United States
                                                                                                               ----------------
                                                                                                                             -
                                                                                                               ----------------
   Retail Trade .8%
   Fleming Cos., Inc., senior sub. notes, 10.50%, 12/01/04                United States
   Penney J.C. & Co., Inc., (putable** 8/15/03), 6.90% 8/15/26            United States           1,500,000          1,607,208
   Shoppers Food Warehouse, senior notes, 9.75%, 6/15/04                  United States
   Specialty Retailers, Inc., senior notes, 8.50%, 7/15/05                United States
                                                                                                               ----------------
                                                                                                               ----------------
                                                                                                                     1,607,208
                                                                                                               ----------------

   Transportation .5%
   American Commercial Lines, 144A, 10.25%, 6/30/08                       United States
   Ultrapetrol (Bahamas) Ltd., mortgage rates, 10.50%, 4/1/08                Bahamas
                                                                                                               ----------------
                                                                                                               ----------------
                                                                                                                             -
                                                                                                               ----------------

   Utilities 7.3%
   AES Corp., senior sub. notes, 8.50%, 11/01/07                          United States
   AES China Generating Co., Ltd., senior notes, 10.125%, 12/15/06           Bermuda
   Allegiance Telecom, Inc., senior notes,
      zero coupon to 2/15/03, 11.75%, thereafter, 2/15/08                 United States
   Arch Communications Group, Inc., senior disc. notes,
      zero coupon to 3/15/01, 10.875%                                     United States
       thereafter, 3/15/08
   Bellsouth Corp., (putable** 11/15/00), 5.85%, 11/15/45                 United States           2,000,000          2,069,274
   Comcast Cellular, senior notes, 9.50%, 5/01/07                         United States
   ESI Tractebel Acq. Corp., 7.99%, 12/30/11                              United States
   Flag Ltd, senior notes,  8.250%, 1/30/08                                  Bermuda
   IXC Communications Inc., senior sub. notes,  9.00%, 4/15/08            United States
   IntelCom Group, Inc., senior disc. notes,
     zero coupon to 5/01/01, 12.50% thereafter, 5/01/06                   United States
   Intermedia Communications, senior disc. notes, 11.25%, 7/15/07         United States
   Iridium L.L.C., senior notes, Series D, 10.875%, 7/15/05               United States
   Level 3 Communications, senior notes, 9.125%, 5/1/08                   United States
   Metrocall, Inc., senior sub. notes, 9.75%, 11/01/07                    United States
   Microcell Telecommunication, senior disc. notes,
     Series B, zero coupon to 12/01/01, 14.00%                               Canada
       thereafter, 6/01/06
   Millicom International Cellular, SA, senior disc. notes,
     zero coupon to 6/01/01, 13.50%                                        Luxembourg
       thereafter, 6/01/06
   Netia Holdings B.V., senior notes,10.25%, 11/01/07                        Poland
   Netia Holdings BV, senior disc. notes, zero coupon
     to 11/01/01,11.25% thereafter, 11/01/07                                 Poland
   Nextel Communications, senior disc. notes,
     zero coupon to 10/31/02, 9.75% thereafter,                           United States
       10/31/07
   Nextel Communications, senior disc. notes,
     zero coupon to 2/15/99, 9.75% thereafter, 8/15/04                    United States
   Nextel Communications, senior disc. notes,
     zero coupon to 2/15/03, 9.95% thereafter, 2/15/08                   United States
   Nextlink Communications, Inc., senior notes, 9.625%, 10/01/07          United States
   Nextlink Communications, Inc., senior notes, 9.00%, 3/15/08            United States
   Nextlink Communications, Inc., senior disc. notes,
     zero coupon to 4/15/03, 9.45% thereafter  4/15/08                    United States
   Niagara Mohawk Power Corp., senior disc. notes,
    Series H, zero coupon to7/01/03, 8.50% thereafter, 7/01/10            United States
   Orion Network Systems, Inc., SA, senior disc. notes,
     zero coupon to 1/15/02, 12.50%                                       United States
       thereafter, 1/15/07
   Paging Network, Inc., senior sub. notes, 10.125%, 8/01/07              United States
   RSL Communications P.L.C., 144A,                                      United Kingdom
    zero coupon to 3/01/03, 10.125% thereafter, 3/1/08
   Sprint Spectrum, L.P., senior disc. notes,
     zero coupon to 8/01/01, 12.50% thereafter, 8/15/06                   United States
   Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06                  United States
   Triton Communications L.L.C., senior disc. notes,
     144A, zero coupon to 5/1/03, thereafter                              United States
       11%, 5/1/08
                                                                                                               ----------------
                                                                                                               ----------------
                                                                                                                     2,069,274
                                                                                                               ----------------
                                                                                                               ----------------
   Total Bonds (Cost $96,763,821)                                                                                   19,656,641
                                                                                                               ----------------

   Convertible Bonds 2.0%
   Electronic Technology .3%
   Dovatron International, Inc., cvt., sub. notes, 6.00%, 10/15/02        United States
                                                                                                               ----------------

   Finance .3%
   Macerich Co., cvt., sub. deb., 144A, 7.25%, 12/15/02                   United States
                                                                                                               ----------------

   Health Services .7%
   Omnicare, Inc., cvt., 5.00%, 12/01/07                                  United States
                                                                                                               ----------------

   Industrial Services .7%
   Diamond Offshore Drilling, Inc., cvt., 3.75%, 2/15/07                  United States
                                                                                                               ----------------

                                                                                                               ----------------
   Total Convertible Bonds (Cost $6,214,493)                                                                                 -
                                                                                                               ----------------

   Other Mortgages 1.9%
   MLMI, 1998-C2 A2, 6.39%, 2/15/30                                       United States
   Morgan Stanley Capital I, 6.55%, 12/15/07                              United States
   Delta Home Equity, 6.37%, 7/15/28                                      United States
                                                                                                               ----------------
   Total Other Mortgages (Cost $5,579,900)                                                                                   -
                                                                                                               ----------------

   Us Government Securities And Agencies/Mortgages 17.0%
   Us Government Agencies/Mortgages 6.6%
   FHLMC, 6.00%, 4/01/09                                                  United States
   FHLMC, 7.00%, 1/01/09                                                  United States
   FHLMC, 6.00%, 1/01/11                                                  United States
   FHLMC, 6.50%, 4/01/11                                                  United States
   FHLMC, 7.00%, 9/01/11                                                  United States
   FHLMC, 6.00%, 5/01/13                                                  United States
   FHLMC, 6.00%, 9/01/13                                                  United States
   FHLMC, 7.00%, 4/01/24                                                  United States
   FHLMC, 7.50%, 4/01/24                                                  United States
   FHLMC, 8.50%, 12/01/24                                                 United States
   FHLMC, 9.00%, 12/01/24                                                 United States
   FHLMC, 7.00%, 11/01/25                                                 United States
   FHLMC, 8.00%, 11/01/25                                                 United States
   FHLMC, 6.50%, 12/01/25                                                 United States
   FHLMC, 8.00%, 1/01/26                                                  United States
   FHLMC, 7.50%, 1/01/26                                                  United States
   FHLMC, 6.50%, 3/01/26                                                  United States
   FHLMC, 7.00%, 9/01/26                                                  United States
   FHLMC, 7.50%, 1/01/27                                                  United States
   FHLMC, 7.00%, 4/01/28                                                  United States
   FHLMC., 7.00%, 4/01/28                                                 United States
   FHLMC, 7.00%, 5/01/28                                                  United States
   FNMA, 7.50%, 10/01/07                                                  United States
   FNMA, 6.50%, 2/01/09                                                   United States
   FNMA, 6.50%, 4/01/11                                                   United States
   FNMA, 6.50%, 6/01/13                                                   United States
   FNMA, 6.50%, 1/01/24                                                   United States
   FNMA, 7.00%, 5/01/24                                                   United States
   FNMA, 8.00%, 1/01/25                                                   United States
   FNMA, 9.00%, 3/01/25                                                   United States
   FNMA, 9.00%, 5/01/25                                                   United States
   FNMA, 8.50%, 7/01/25                                                   United States
   FNMA, 8.00%, 12/01/25                                                  United States
   FNMA, 7.00%, 1/01/26                                                   United States
   FNMA, 7.00%, 3/01/26                                                   United States
   FNMA, 7.50%, 3/01/26                                                   United States
   FNMA, 8.00%, 5/01/26                                                   United States
   FNMA, 8.00%, 6/01/26                                                   United States
   FNMA, 7.50%, 8/01/26                                                   United States
   FNMA, 7.50%, 10/01/26                                                  United States
   FNMA, 8.00%, 1/01/27                                                   United States
   FNMA, 7.00%, 4/01/27                                                   United States
   FNMA, 6.50%, 3/01/28                                                   United States
   FNMA, 7.00%, 6/01/28                                                   United States
   FNMA, 6.00%, 9/01/28                                                   United States
   FNMA, 6.00%, 10/01/28                                                  United States
 b FNMA, 6.50%, 11/01/28                                                  United States
   GNMA SF, 7.00%, 7/15/08                                                United States
   GNMA, SF, 7.50%, 9/15/23                                               United States
   GNMA, SF, 6.50%, 3/15/24                                               United States
   GNMA, SF, 8.00%, 6/15/24                                               United States
   GNMA, SF, 9.00%, 1/15/25                                               United States
   GNMA, SF, 8.00%, 2/15/25                                               United States
   GNMA, SF, 9.50%, 6/15/25                                               United States
   GNMA, SF, 7.50%, 1/15/26                                               United States
   GNMA, SF, 7.50%, 1/15/26                                               United States
   GNMA, SF, 7.50%, 2/15/26                                               United States
   GNMA, SF, 7.00%, 3/15/26                                               United States
   GNMA, SF, 9.00%, 3/15/26                                               United States
   GNMA, SF, 8.00%, 6/15/26                                               United States
   GNMA, SF, 8.50%, 7/15/26                                               United States
   GNMA, SF, 7.50%, 9/15/27                                               United States
   GNMA, SF, 8.50%, 8/15/24                                               United States
   GNMA SF, 7.50%, 5/15/27                                                United States
   GNMA, SF, 7.00%, 11/15/27                                              United States
   GNMA SF, 8.00%, 4/15/28                                                United States
   GNMA, SF, 7.00%, 5/15/28                                               United States
   GNMA, SF, 7.00%, 6/15/28                                               United States
                                                                                                               ----------------
                                                                                                                             -
                                                                                                               ----------------
   Us Government Securities  10.3%
   U.S. Treasury Bonds, 7.125%, 2/15/23                                   United States
   U.S. Treasury Note, 5.875%, 1/31/99                                    United States           2,000,000          2,006,876
   U.S. Treasury Note, 5.875%, 3/31/99                                    United States           1,000,000          1,006,251
   U.S. Treasury Note, 6.00%, 6/30/99                                     United States           2,000,000          2,020,626
   U.S. Treasury Note, 5.875%, 7/31/99                                    United States           2,000,000          2,020,626
   U.S. Treasury Note, 5.875%, 8/31/99                                    United States           3,000,000          3,034,689
   U.S. Treasury Note, 5.75%, 9/30/99                                     United States           1,000,000          1,011,876
   U.S. Treasury Note, 5.625%, 11/30/99                                   United States           2,000,000          2,025,626
   U.S. Treasury Note, 5.625%, 12/31/99                                   United States           2,000,000          2,027,502
   U.S. Treasury Note, 5.50%, 3/31/00                                     United States           2,000,000          2,031,252
   U.S. Treasury Note, 6.00%, 8/15/00                                     United States           2,000,000          2,057,502
   U.S. Treasury Note, 5.125%, 8/31/00                                    United States           3,000,000          3,044,064
   U.S. Treasury Note, 5.375%, 2/15/01                                    United States           2,000,000          2,045,626
   U.S. Treasury Note, 5.75%, 11/30/02                                    United States           3,000,000          3,150,003
   U.S. Treasury Note, 5.625%, 12/31/02                                   United States
                                                                                                               ----------------
                                                                                                               ----------------
                                                                                                                    27,482,519
                                                                                                               ----------------

                                                                                                               ----------------
   Total US Government Securities and                                                                               27,482,519
                                                                                                               ----------------
   Agencies/Mortgages (Cost $49,485,610)

   Other Government & Agency Securities 6.7%
   Fannie Mae, 5.75%, 4/15/03                                             United States
   Fannie Mae, 5.75%, 6/15/05                                             United States
   Tennessee Valley Authority,                                            United States           2,000,000          2,190,082
                                                                                                               ----------------
   (putable**  7/15/01, callable 7/15/20), 6.235%, 7/15/45
                                                                                                               ----------------
                                                                                                               ----------------
   Total Other Government & Agency Securities (Cost $19,067,344)                                                     2,190,082
                                                                                                               ----------------

   Foreign Government And Agency Securities 30.4%
   Australian Government, Series 705, 7.50%, 7/15/05                        Australia
   Belgium Kingdom, 6.25%, 3/28/07                                           Belgium
   Bundesobligation, Series 110, 5.375%, 2/22/99                             Germany
   Bundesobligation, Series 118, 5.25%, 2/21/01                              Germany
   Bundesrepublic Deutschland, Series 97, 6.00%, 1/04/07                     Germany
   Bundesschatzanweisungen, 6.875%, 2/24/99                                  Germany
   Buoni Poliennali del Tesoro, 10.50%, 7/15/00                               Italy
   Buoni Poliennali del Tesoro, 7.75%, 11/01/06                               Italy
   Deutschland Republic, 6.00%, 1/05/06                                      Germany
   Government of Canada, 10.50%, 7/01/00                                     Canada
   Government of Canada, 10.50%, 3/01/01                                     Canada
   Government of Canada, 10.00%, 5/01/02                                     Canada
   Government of Canada, 6.50%, 6/01/04                                      Canada
   Government of Canada, 10.00%, 6/01/08                                     Canada
   Government of France, 5.50%, 4/25/07                                      France
   Government of Jamaica, 9.625%, 7/02/02                                    Jamaica
   Kingdom of Denmark, 9.00%, 11/15/00                                       Denmark
   Kingdom of Denmark, 7.00%, 12/15/04                                       Denmark
   Netherlands Government, Series 1 & 2, 6.00%, 1/15/06                    Netherlands
   New Zealand Government, 6.50%, 2/15/00                                  New Zealand
   Peru - PDI., Series 20YR, 4.00%, 3/07/17                                   Peru
   Republic of Korea, 8.875%, 4/15/08                                      South Korea
   Republic of Argentina, 9.25%, 2/23/01                                    Argentina
   Republic of Argentina, 11.00%, 10/09/06                                  Argentina
   Republic of Argentina, 5.75%, 3/31/23                                    Argentina
   Republic of Argentina, 9.75%, 9/19/27                                    Argentina
   Republic of Argentina,  Bonos Del Tesoro, 8.75%, 5/09/02                 Argentina
   Republic of Argentina, Global, 11.375%, 1/30/17                          Argentina
   Republic of Brazil, 8.875%, 11/05/01                                      Brazil
   Republic of Brazil, 9.375%, 4/07/08                                       Brazil
   Republic of Brazil, 6.188%, 4/15/12                                       Brazil
   Republic of Brazil, 10.125%, 5/15/27                                      Brazil
   Republic of Brazil, C Bond, 5.00%, 4/15/14                                Brazil
   Republic of Bulgaria, floating rate deb., Series A,  6.688%, 7/28/11     Bulgaria
   Republic of Bulgaria, floating rate deb., 6.688%, 7/28/11                Bulgaria
   Republic of Ecuador Disc, 6.625%, 2/28/25                                 Ecuador
   Republic of Ecuador, unsub., 11.25%, 4/25/02                              Ecuador
   Republic of Ecuador, unsub., 144A, 11.25%, 4/25/02                        Ecuador
   Republic of Panama, 8.875%, 9/30/27                                 Panama Republic Of
   Republic of Turkey, 144A, 9.875%, 2/23/05                                 Turkey
   Republic of Turkey, 144A, 10.00%, 9/19/07                                 Turkey
   Republic of Venezuela, 6.625%, 12/18/07                                  Venezuela
   Republic of Venezuela, 9.25%, 9/15/27                                    Venezuela
   Republic of Venezuela, Disc. W-A, 6.563%, 3/31/20                        Venezuela
   Republic of Venezuela, senior unsub. notes, 9.125%, 6/18/07              Venezuela
   Republic of Venezuela, 144A, 9.125%, 6/18/07                             Venezuela
   Russian Federation, 10.00%, 6/26/07                                       Russia
   SEI Holdings IX, Inc., senior notes, 144A, 11.00%, 11/30/00         Trinidad And Tobago
   Spanish Government, 8.80%, 4/30/06                                         Spain
   Swedish Government, 10.25%, 5/05/03                                       Sweden
   Treuhandanstalt, 7.75%, 10/01/02                                          Germany
   Turkey Republic of, 144A, 9.875%, 2/23/05                                 Turkey
   Turkey Republic of, Reg S, 10.00%, 9/19/07                                Turkey
   United Kingdom Treasury, 9.50%, 4/18/05                               United Kingdom
   United Kingdom Treasury, 7.50%, 4/18/06                               United Kingdom
   United Mexican States, 9.75%, 2/06/01                                     Mexico
   United Mexican States, 8.625%, 3/12/08                                    Mexico
   United Mexican States, 11.375%, 9/15/16                                   Mexico
   United Mexican States, 11.50%, 5/15/26                                    Mexico
   World Bank IBRD-Global Bond, 4.50%, 3/20/03                                Japan
                                                                                                               ----------------
   Total Foreign Government and Agency Securities (Cost $94,817,958)                                                         -
                                                                                                               ----------------
                                                                                                               ----------------
   Total Long Term Investments (Cost $283,516,727)                                                                  49,329,242
                                                                                                               ----------------

                                                                                                  PRINCIPAL
                                                                                                  AMOUNT            VALUE
                                                                                               -------------   ----------------    -
   Repurchase Agreements 5.7%
   Strategic Income Fund
   Joint Repurchase Agreement, 5.350%, 11/02/98
   (Cost $16,732,426)                                                     United States          $6,049,337         $6,049,337
        Collateralized by U.S. Treasury Bills and Notes
   Total Investments (Cost $300,249,153)  98.1%                                                                     55,378,579
   Other Assets, less Liabilities 1.9%                                                                                  63,623
                                                                                                               ----------------
   Net Assets 100.0%                                                                                               $55,442,202
                                                                                                               ----------------






                                                                                             Pro Forma Combined
                                                                       ------------------------------------------------------
                                                                             COUNTRY          SHARES/ WARRANTS        VALUE
   --------------------------------------------------------------------------------------------------------------------------
 a Common Stock, Warrants & Rights .0%
   Gulf States Steel, warrants                                            United States               200              $ 200
   Loral Space & Communications, Ltd., warrants                           United States               300              2,694
   Venezuela Oil Value Recovery, rights                                     Venezuela               3,035                  -

                                                                                                            -----------------
   Total Common Stock, Warrants & Rights (Cost $3,731)                                                                 2,894
                                                                                                            -----------------

   Preferred Stocks .2%
 a CSC Holdings, Inc., 11.125% pfd.                                       United States             1,331            144,412
   Fresenius Medical Care, 9.00% pfd.                                        Germany                  100             99,500
   Sinclair Capital, 11.625% pfd.                                         United States             3,000            309,750
                                                                                                            -----------------
   Total Preferred Stocks (Cost $499,966)                                                                            553,662
                                                                                                            -----------------

   Convertible Preferred Stocks 3.7%
   El Paso Energy, 4.75% cvt. pfd.                                        United States            32,000          1,552,000
   Host Marriott Financial Trust, 6.75%, cvt. pfd.                        United States            40,000          1,615,000
   MediaOne Group, Inc., 6.25% cvt. pfd.                                  United States            33,800          1,820,975
   Protective Life Capital Trust II, 6.50% cvt. pfd.                      United States            12,100            753,225
   Ralston Purina Co., 7.00% cvt. pfd.                                    United States             9,300            460,931
   Salomon, Inc., 6.25% cvt. pfd.                                         United States             6,700            330,813
   Texas Utilities Co., 9.25% cvt. pfd.                                   United States            40,000          2,255,000
   Triathlon Broadcasting, 9.00% cvt. pfd.                                United States            20,000            193,750
   Union Pacific Capital Trust, 6.25% cvt. pfd.                           United States            40,000          1,860,000

                                                                                                            -----------------
   Total Convertible Preferred Stocks (Cost $11,083,904)                                                          10,841,694
                                                                                                            -----------------

                                                                                                  PRINCIPAL AMOUNT*
                                                                                             -----------------------------------
   Bonds 30.5%
   Commercial Services 1.3%
   Ameriserv Food Co., senior sub. notes, 10.125%, 7/15/07                United States       $ 1,000,000            815,000
   Ameriserv Food Distribution, senior notes, 8.875%, 10/15/06            United States           500,000            426,250
   Big Flower Press Holdings, senior disc. notes, 8.875%, 7/01/07         United States           300,000            290,250
   Iron Mountain, Inc., senior sub. notes, 8.75%, 9/30/09                 United States           350,000            348,250
   Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07              United States           500,000            522,500
   Xerox Corp., (putable** 5/05/99), 5.90% 5/05/37                        United States         1,500,000          1,550,640
                                                                                                            -----------------
                                                                                                                   3,952,890
                                                                                                            -----------------
   Consumer Durables .8%
   AMF Group, Inc., senior disc. notes, zero coupon to 3/15/00, 12.25%    United States         1,118,000            542,230
       thereafter, 3/15/06
   Revlon Consumer Products Corp., senior sub. notes, 8.625%, 2/01/08     United States         1,500,000          1,361,250
   Sealy Corp., senior sub. notes,  9.875%, 12/15/07                      United States           200,000            180,000
   Sealy Corp., zero coupon to 12/15/02, 10.875% thereafter, 12/15/07     United States           300,000            168,000
                                                                                                            -----------------
                                                                                                                   2,251,480
                                                                                                            -----------------
   Consumer Non-Durables .9%
   Compania Alimentos Fargo, senior notes, 144A, 13.25%, 8/1/08             Argentina             500,000            300,000
   Doane Products Co., senior notes, 10.625%, 3/01/06                     United States           100,000            116,084
   Coca-Cola Enterprises, (putable** 10/15/03), 6.70% 10/15/36            United States         2,000,000          2,103,524

                                                                                                            -----------------
                                                                                                                   2,519,608
                                                                                                            -----------------
   Consumer Services 5.4%
   Chancellor Media Corp., senior sub notes, 144A, 9.00%, 10/01/08        United States         1,000,000          1,010,000
   Chancellor Media Corp., senior sub. notes, 8.75%, 6/15/07              United States           500,000            495,000
   CSC Holdings, Inc., 9.875%, 4/01/23                                    United States         1,750,000          1,881,250
   Diamond Cable Communications, Plc., senior disc. notes,
     zero coupon to 2/15/02, 10.75%                                      United Kingdom           150,000             95,063
       thereafter, 2/15/07
   Diamond Cable Communications, senior notes,
     zero coupon to 12/15/00, 11.75% thereafter,                         United Kingdom           150,000            113,250
       12/15/05
   Diamond Holdings PLC.,  9.125%, 2/01/08                               United Kingdom         1,000,000            932,500
   Fox Family Worldwide, Inc., senior disc. notes,
     zero coupon to 11/01/02, 10.25% thereafter,                          United States           150,000             89,250
       11/01/07
   Fox/Liberty Networks, LLC., senior disc. notes,
     zero coupon to 8/15/02, 9.75%                                        United States         2,000,000          1,305,000
       thereafter, 8/15/07
   LA Petite Academy Inc., Series B, 10.00%, 5/15/08                      United States         1,500,000          1,462,500
   Lin Holdings Corp. senior disc. notes,
      zero coupon to 3/1/03, 10.00% thereafter, 3/1/08                    United States         1,500,000            971,250
   Prime Hospitality Corp., senior sub. notes, Series B, 9.75%, 4/01/07   United States         2,000,000          1,900,000
   Regal Cinemas, Inc., senior sub. notes, 144A, 9.50%, 6/01/08           United States         2,000,000          1,965,000
   Sinclair Broadcast Group Inc., senior sub notes, 8.75%, 12/15/07       United States         1,700,000          1,632,000
   Six Flags Entertainment., senior notes, 8.875%, 4/01/06                United States           600,000            602,250
   Telewest, Plc., senior deb., zero coupon to
     10/01/00, 11.00% thereafter, 10/01/07                               United Kingdom         2,000,000          1,600,000

                                                                                                            -----------------
                                                                                                                  16,054,313
                                                                                                            -----------------
   Energy Minerals 1.8%
   Abraxas Petroleum Corp., senior notes, Series B, 11.50%, 11/01/04      United States           880,000            682,000
   Chesapeake Energy Corp., senior notes, Series B,  9.625%, 5/1/05       United States           300,000            256,500
   Clark R&M, Inc., senior sub. notes, 8.875%, 11/15/07                   United States         1,000,000            855,000
   Conproca, SA, S.F., secured senior notes, 144A, 12.00%, 6/16/10           Mexico             1,800,000          1,566,000
   Nuevo Energy Co., senior sub notes, Series B, 8.875%, 6/1/08           United States           400,000            398,000
   P & L Coal Holdings Corp., senior sub. notes, 144A, 9.625%, 5/15/08    United States         1,500,000          1,492,500

                                                                                                            -----------------
                                                                                                                   5,250,000
                                                                                                            -----------------
   Finance 2.4%
   Aetna Services Inc., (putable** 8/15/04), 6.97%, 8/15/36               United States         2,000,000          2,083,444
   Homeside Finance, Inc., senior notes, 11.25%, 5/15/03                  United States           100,000            117,500
   Pera Financial Services, secured notes, 9.375%, 10/15/02                  Turkey             1,000,000            695,000
   Pera Financial Services, secured notes, 9.375%, 10/15/02                  Turkey               160,000            111,200
   Sears Roebuck Acceptance Corp.,                                                                      0                  -
        (putable** 11/15/00), 6.13%, 11/15/05                             United States           775,000            805,978
        (putable** 11/15/00), 6.15%, 11/15/05                             United States           725,000            757,148
   Southtrust Bank, (putable** 2/06/01), 5.58%, 2/06/06                   United States         2,500,000          2,510,258
                                                                                                            -----------------
                                                                                                                   7,080,528
                                                                                                            -----------------
   Health Services 1.2%
   Fresenius Medical Care, 7.875%, 2/1/08                                    Germany            1,000,000            935,000
   Magellan Health Services, Inc., senior sub. notes, 9.00%, 2/15/08      United States         1,000,000            832,500
   Pharmerica, Inc., senior sub. notes, 8.375%, 4/01/08                   United States           350,000            302,750
   Tenet Healthcare Corp., senior sub. notes, 8.625%, 1/15/07             United States           200,000            209,000
   Vencor Operating Inc., senior sub notes, 9.875%, 5/1/05                United States         1,500,000          1,200,000
                                                                                                            -----------------
                                                                                                                   3,479,250
                                                                                                            -----------------
   Industrial Services .7%
   Dailey International, Inc., senior notes, 9.50%, 2/15/08               United States           300,000            136,500
   WMX Technologies, (putable** 5/15/00), 6.65% 5/15/05                   United States         2,000,000          2,062,575

                                                                                                            -----------------
                                                                                                                   2,199,075
                                                                                                            -----------------
   Non-Energy Minerals .3%
   LTV Corp., senior notes, 8.20%, 9/15/07                                United States         1,000,000            950,000
                                                                                                            -----------------

   Process Industries 4.4%
   Anchor Glass, first mortgage notes, 11.25%, 4/01/05                    United States           300,000            308,250
   Anchor Glass Container, senior notes, 9.875%, 3/15/08                  United States           700,000            679,000
   Ball Corp., senior notes, 144A, 7.75%, 8/01/06                         United States           500,000            520,000
   Ball Corp., senior sub.notes, 144A, 8.25%, 8/01/08                     United States           350,000            363,125
   Bausch & Lomb, (putable** 8/31/01), 6.56%, 8/12/26                     United States         2,000,000          2,080,902
   Four M Corp., senior notes, Series B, 12.00%, 6/01/06                  United States           200,000            151,000
   Graham Packaging Corp., senior sub. notes, 8.75%, 1/15/08              United States           200,000            187,500
   Graham Packaging Corp., senior disc. notes zero
   coupon to 1/15/03,10.75% thereafter, 1/15/09                           United States         1,700,000          1,045,500
   Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07                United States         1,000,000            945,000
   Pillowtex Corp., senior sub. Notes, 9.00%, 12/18/07                    United States         2,000,000          2,030,000
   Pindo Deli Finance Mauritius, Ltd., senior notes, 10.25%, 10/01/02       Indonesia             700,000            372,750
   Purina Mills Inc., senior sub notes, 144A,  9.00%, 3/15/10             United States           600,000            589,500
   Repap New Brunswick, senior notes, 9.00%, 6/1/04                          Canada               700,000            651,000
   Sherwin-Williams Co., (putable** 10/15/99), 5.50%, 10/15/27            United States         2,000,000          2,025,690
   Universal Compression Inc., senior disc. Notes,
   zero coupon to 2/15/03, 9.875% thereafter, 2/15/08                     United States         1,250,000            693,750
   Windmere - Durable holdings, senior sub notes, 10.00%, 7/31/08         United States           500,000            427,500
                                                                                                            -----------------
                                                                                                                  13,070,467
                                                                                                            -----------------
   Producer Manufacturing 2.7%
   Aetna Industries, Inc., senior notes, 11.875%, 10/01/06                United States           200,000            203,000
   Allied Waste Industries, Inc., senior disc. notes,
     zero coupon to 6/01/02, 11.30%                                       United States           500,000            375,000
       thereafter, 6/01/07
   Cambridge Industries, Inc., senior sub. notes, 10.25%, 7/15/07         United States           600,000            544,500
   Collins & Aikman Products, senior sub. notes, 11.50%, 4/15/06          United States           100,000             99,500
   Falcon Building Products, Inc., senior disc. sub. notes,
      10.50%, 6/15/07                                                     United States           250,000            125,000
   Falcon Building Products, Inc., senior sub. notes,
   Series B, 9.50%, 6/15/07                                               United States         1,000,000            827,500
 a Harvard Industries, Inc., senior notes, 11.125%, 8/01/05               United States           300,000             48,000
   International Comfort Products, senior notes,
      Series B, 8.625%, 5/15/08                                           United States         1,500,000          1,440,000
   Intertek Finance, Plc., senior sub. notes,
      Series B, 10.25%, 11/01/06                                         United Kingdom           100,000             90,500
   LES, Inc., senior sub. notes, 144A, 9.25%, 6/01/08                     United States         1,350,000          1,350,000
   LDM Technologies, Inc., senior sub. notes, 10.75%, 1/15/07             United States           200,000            178,000
   Nortek, Inc., senior notes,  144A, 8.875%, 8/01/08                     United States           500,000            485,000
   Nortek, Inc., senior notes, 9.125%, 9/01/07                            United States           300,000            294,000
   Oshkosh Truck Corp., senior sub. notes 8.75%, 3/01/08                  United States           400,000            370,000
   Talon Automotive Group, senior sub. Notes,
      Series B, 9.625%, 5/1/08                                            United States           800,000            708,000
   Terex Corp., senior sub notes, 8.875%, 4/1/08                          United States         1,000,000            910,000
                                                                                                            -----------------
                                                                                                                   8,048,000
                                                                                                            -----------------
   Retail Trade .8%
   Fleming Cos., Inc., senior sub. notes, 10.50%, 12/01/04                United States           500,000            467,500
   Penney J.C. & Co., Inc., (putable** 8/15/03), 6.90% 8/15/26            United States         1,500,000          1,607,208
   Shoppers Food Warehouse, senior notes, 9.75%, 6/15/04                  United States           125,000            133,125
   Specialty Retailers, Inc., senior notes, 8.50%, 7/15/05                United States           250,000            231,250

                                                                                                            -----------------
                                                                                                                   2,439,083
                                                                                                            -----------------

   Transportation .5%
   American Commercial Lines, 144A, 10.25%, 6/30/08                       United States         1,000,000            980,000
   Ultrapetrol (Bahamas) Ltd., mortgage rates, 10.50%, 4/1/08                Bahamas            1,000,000            630,000

                                                                                                            -----------------
                                                                                                                   1,610,000
                                                                                                            -----------------

   Utilities 7.3%
   AES Corp., senior sub. notes, 8.50%, 11/01/07                          United States           750,000            708,750
   AES China Generating Co., Ltd., senior notes, 10.125%, 12/15/06           Bermuda              100,000             57,750
   Allegiance Telecom, Inc., senior notes,
      zero coupon to 2/15/03, 11.75%, thereafter, 2/15/08                 United States         2,000,000            810,000
   Arch Communications Group, Inc., senior disc. notes,
      zero coupon to 3/15/01, 10.875%                                     United States           300,000            111,000
       thereafter, 3/15/08
   Bellsouth Corp., (putable** 11/15/00), 5.85%, 11/15/45                 United States         2,000,000          2,069,274
   Comcast Cellular, senior notes, 9.50%, 5/01/07                         United States           400,000            414,000
   ESI Tractebel Acq. Corp., 7.99%, 12/30/11                              United States           250,000            233,452
   Flag Ltd, senior notes,  8.250%, 1/30/08                                  Bermuda              200,000            186,000
   IXC Communications Inc., senior sub. notes,  9.00%, 4/15/08            United States           650,000            641,875
   IntelCom Group, Inc., senior disc. notes,
     zero coupon to 5/01/01, 12.50% thereafter, 5/01/06                   United States         2,250,000          1,552,500
   Intermedia Communications, senior disc. notes, 11.25%, 7/15/07         United States         2,000,000          1,330,000
   Iridium L.L.C., senior notes, Series D, 10.875%, 7/15/05               United States         2,000,000          1,520,000
   Level 3 Communications, senior notes, 9.125%, 5/1/08                   United States         2,000,000          1,890,000
   Metrocall, Inc., senior sub. notes, 9.75%, 11/01/07                    United States         1,000,000            915,000
   Microcell Telecommunication, senior disc. notes,
     Series B, zero coupon to 12/01/01, 14.00%                               Canada               600,000            387,000
       thereafter, 6/01/06
   Millicom International Cellular, SA, senior disc. notes,
     zero coupon to 6/01/01, 13.50%                                        Luxembourg             300,000            180,000
       thereafter, 6/01/06
   Netia Holdings B.V., senior notes,10.25%, 11/01/07                        Poland               200,000            154,500
   Netia Holdings BV, senior disc. notes, zero coupon
     to 11/01/01,11.25% thereafter, 11/01/07                                 Poland               500,000            256,250
   Nextel Communications, senior disc. notes,
     zero coupon to 10/31/02, 9.75% thereafter,                           United States           500,000            280,000
       10/31/07
   Nextel Communications, senior disc. notes,
     zero coupon to 2/15/99, 9.75% thereafter, 8/15/04                    United States           500,000            470,000
   Nextel Communications, senior disc. notes,
     zero coupon to 2/15/03, 9.95% thereafter, 2/15/08                   United States         1,300,000            708,500
   Nextlink Communications, Inc., senior notes, 9.625%, 10/01/07          United States           250,000            232,500
   Nextlink Communications, Inc., senior notes, 9.00%, 3/15/08            United States           750,000            686,250
   Nextlink Communications, Inc., senior disc. notes,
     zero coupon to 4/15/03, 9.45% thereafter  4/15/08                    United States           650,000            354,250
   Niagara Mohawk Power Corp., senior disc. notes,
    Series H, zero coupon to7/01/03, 8.50% thereafter, 7/01/10            United States         1,500,000          1,106,250
   Orion Network Systems, Inc., SA, senior disc. notes,
     zero coupon to 1/15/02, 12.50%                                       United States           300,000            178,500
       thereafter, 1/15/07
   Paging Network, Inc., senior sub. notes, 10.125%, 8/01/07              United States           400,000            392,000
   RSL Communications P.L.C., 144A,                                      United Kingdom         1,000,000            500,000
    zero coupon to 3/01/03, 10.125% thereafter, 3/1/08
   Sprint Spectrum, L.P., senior disc. notes,
     zero coupon to 8/01/01, 12.50% thereafter, 8/15/06                   United States           300,000            263,250
   Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06                  United States         2,000,000          2,250,000
   Triton Communications L.L.C., senior disc. notes,
     144A, zero coupon to 5/1/03, thereafter                              United States         1,750,000            700,000
       11%, 5/1/08

                                                                                                            -----------------
                                                                                                                  21,538,851
                                                                                                            -----------------
                                                                                                            -----------------
   Total Bonds (Cost $96,763,821)                                                                                 90,443,545
                                                                                                            -----------------

   Convertible Bonds 2.0%
   Electronic Technology .3%
   Dovatron International, Inc., cvt., sub. notes, 6.00%, 10/15/02        United States         1,000,000            955,000
                                                                                                            -----------------

   Finance .3%
   Macerich Co., cvt., sub. deb., 144A, 7.25%, 12/15/02                   United States         1,000,000            955,000
                                                                                                            -----------------

   Health Services .7%
   Omnicare, Inc., cvt., 5.00%, 12/01/07                                  United States         2,000,000          2,150,000
                                                                                                            -----------------

   Industrial Services .7%
   Diamond Offshore Drilling, Inc., cvt., 3.75%, 2/15/07                  United States         2,000,000          2,007,500
                                                                                                            -----------------

                                                                                                            -----------------
   Total Convertible Bonds (Cost $6,214,493)                                                                       6,067,500
                                                                                                            -----------------

   Other Mortgages 1.9%
   MLMI, 1998-C2 A2, 6.39%, 2/15/30                                       United States         1,500,000          1,525,208
   Morgan Stanley Capital I, 6.55%, 12/15/07                              United States         2,000,000          2,052,500
   Delta Home Equity, 6.37%, 7/15/28                                      United States         2,000,000          1,965,000
                                                                                                            -----------------
   Total Other Mortgages (Cost $5,579,900)                                                                         5,542,708
                                                                                                            -----------------

   Us Government Securities And Agencies/Mortgages 17.0%
   Us Government Agencies/Mortgages 6.6%
   FHLMC, 6.00%, 4/01/09                                                  United States            19,194             19,323
   FHLMC, 7.00%, 1/01/09                                                  United States            16,642             16,887
   FHLMC, 6.00%, 1/01/11                                                  United States            17,677             17,741
   FHLMC, 6.50%, 4/01/11                                                  United States            29,536             29,818
   FHLMC, 7.00%, 9/01/11                                                  United States            36,004             36,479
   FHLMC, 6.00%, 5/01/13                                                  United States           731,200            735,142
   FHLMC, 6.00%, 9/01/13                                                  United States           493,240            495,900
   FHLMC, 7.00%, 4/01/24                                                  United States            42,545             43,312
   FHLMC, 7.50%, 4/01/24                                                  United States            34,241             35,044
   FHLMC, 8.50%, 12/01/24                                                 United States            19,771             20,605
   FHLMC, 9.00%, 12/01/24                                                 United States             9,909             10,430
   FHLMC, 7.00%, 11/01/25                                                 United States            24,939             25,383
   FHLMC, 8.00%, 11/01/25                                                 United States            18,751             19,262
   FHLMC, 6.50%, 12/01/25                                                 United States            33,067             33,373
   FHLMC, 8.00%, 1/01/26                                                  United States            15,270             15,686
   FHLMC, 7.50%, 1/01/26                                                  United States            25,991             26,597
   FHLMC, 6.50%, 3/01/26                                                  United States            44,679             45,076
   FHLMC, 7.00%, 9/01/26                                                  United States            22,222             22,618
   FHLMC, 7.50%, 1/01/27                                                  United States            45,013             46,059
   FHLMC, 7.00%, 4/01/28                                                  United States           210,743            215,237
   FHLMC., 7.00%, 4/01/28                                                 United States           144,420            147,501
   FHLMC, 7.00%, 5/01/28                                                  United States           628,789            642,151
   FNMA, 7.50%, 10/01/07                                                  United States            24,147             24,825
   FNMA, 6.50%, 2/01/09                                                   United States            23,932             24,353
   FNMA, 6.50%, 4/01/11                                                   United States            19,514             19,832
   FNMA, 6.50%, 6/01/13                                                   United States           971,531            986,787
   FNMA, 6.50%, 1/01/24                                                   United States            30,835             31,125
   FNMA, 7.00%, 5/01/24                                                   United States            18,995             19,378
   FNMA, 8.00%, 1/01/25                                                   United States            19,343             20,002
   FNMA, 9.00%, 3/01/25                                                   United States             8,072              8,512
   FNMA, 9.00%, 5/01/25                                                   United States             4,242              4,473
   FNMA, 8.50%, 7/01/25                                                   United States            14,034             14,616
   FNMA, 8.00%, 12/01/25                                                  United States           653,728            675,876
   FNMA, 7.00%, 1/01/26                                                   United States            44,585             45,482
   FNMA, 7.00%, 3/01/26                                                   United States            45,356             46,260
   FNMA, 7.50%, 3/01/26                                                   United States            27,087             27,729
   FNMA, 8.00%, 5/01/26                                                   United States            17,542             18,135
   FNMA, 8.00%, 6/01/26                                                   United States            11,840             12,240
   FNMA, 7.50%, 8/01/26                                                   United States            26,599             27,230
   FNMA, 7.50%, 10/01/26                                                  United States            13,672             13,996
   FNMA, 8.00%, 1/01/27                                                   United States            35,865             37,121
   FNMA, 7.00%, 4/01/27                                                   United States           879,433            899,645
   FNMA, 6.50%, 3/01/28                                                   United States         2,913,759          2,939,482
   FNMA, 7.00%, 6/01/28                                                   United States         1,461,529          1,495,213
   FNMA, 6.00%, 9/01/28                                                   United States           988,214            977,483
   FNMA, 6.00%, 10/01/28                                                  United States         1,009,469            998,507
 b FNMA, 6.50%, 11/01/28                                                  United States         1,000,000          1,007,813
   GNMA SF, 7.00%, 7/15/08                                                United States         1,010,000          1,038,674
   GNMA, SF, 7.50%, 9/15/23                                               United States            16,007             16,522
   GNMA, SF, 6.50%, 3/15/24                                               United States            45,709             46,270
   GNMA, SF, 8.00%, 6/15/24                                               United States            37,255             38,649
   GNMA, SF, 9.00%, 1/15/25                                               United States             4,866              5,190
   GNMA, SF, 8.00%, 2/15/25                                               United States            14,788             15,338
   GNMA, SF, 9.50%, 6/15/25                                               United States             9,937             10,736
   GNMA, SF, 7.50%, 1/15/26                                               United States            18,570             19,154
   GNMA, SF, 7.50%, 1/15/26                                               United States            20,570             21,217
   GNMA, SF, 7.50%, 2/15/26                                               United States            21,355             22,026
   GNMA, SF, 7.00%, 3/15/26                                               United States            20,377             20,865
   GNMA, SF, 9.00%, 3/15/26                                               United States            34,259             36,530
   GNMA, SF, 8.00%, 6/15/26                                               United States            41,256             42,782
   GNMA, SF, 8.50%, 7/15/26                                               United States            18,487             19,559
   GNMA, SF, 7.50%, 9/15/27                                               United States           926,806            956,251
   GNMA, SF, 8.50%, 8/15/24                                               United States             9,528             10,099
   GNMA SF, 7.50%, 5/15/27                                                United States         1,009,999          1,042,088
   GNMA, SF, 7.00%, 11/15/27                                              United States         1,009,999          1,034,732
   GNMA SF, 8.00%, 4/15/28                                                United States           992,464          1,029,372
   GNMA, SF, 7.00%, 5/15/28                                               United States            49,340             50,531
   GNMA, SF, 7.00%, 6/15/28                                               United States         1,002,120          1,026,311
                                                                                                            -----------------
                                                                                                                  19,578,635
                                                                                                            -----------------
   Us Government Securities  10.3%
   U.S. Treasury Bonds, 7.125%, 2/15/23                                   United States           400,000            494,125
   U.S. Treasury Note, 5.875%, 1/31/99                                    United States         2,000,000          2,006,876
   U.S. Treasury Note, 5.875%, 3/31/99                                    United States         1,000,000          1,006,251
   U.S. Treasury Note, 6.00%, 6/30/99                                     United States         2,000,000          2,020,626
   U.S. Treasury Note, 5.875%, 7/31/99                                    United States         2,000,000          2,020,626
   U.S. Treasury Note, 5.875%, 8/31/99                                    United States         3,000,000          3,034,689
   U.S. Treasury Note, 5.75%, 9/30/99                                     United States         1,000,000          1,011,876
   U.S. Treasury Note, 5.625%, 11/30/99                                   United States         2,000,000          2,025,626
   U.S. Treasury Note, 5.625%, 12/31/99                                   United States         2,000,000          2,027,502
   U.S. Treasury Note, 5.50%, 3/31/00                                     United States         2,000,000          2,031,252
   U.S. Treasury Note, 6.00%, 8/15/00                                     United States         2,000,000          2,057,502
   U.S. Treasury Note, 5.125%, 8/31/00                                    United States         3,000,000          3,044,064
   U.S. Treasury Note, 5.375%, 2/15/01                                    United States         2,000,000          2,045,626
   U.S. Treasury Note, 5.75%, 11/30/02                                    United States         3,000,000          3,150,003
   U.S. Treasury Note, 5.625%, 12/31/02                                   United States         2,500,000          2,617,970

                                                                                                            -----------------
                                                                                                                  30,594,614
                                                                                                            -----------------

                                                                                                            -----------------
   Total US Government Securities and                                                                             50,173,249
                                                                                                            -----------------
   Agencies/Mortgages (Cost $49,485,610)

   Other Government & Agency Securities 6.7%
   Fannie Mae, 5.75%, 4/15/03                                             United States        11,000,000         11,421,575
   Fannie Mae, 5.75%, 6/15/05                                             United States         6,000,000          6,208,050
   Tennessee Valley Authority,                                            United States         2,000,000          2,190,082

   (putable**  7/15/01, callable 7/15/20), 6.235%, 7/15/45

                                                                                                            -----------------
   Total Other Government & Agency Securities (Cost $19,067,344)                                                  19,819,707
                                                                                                            -----------------

   Foreign Government And Agency Securities 30.4%
   Australian Government, Series 705, 7.50%, 7/15/05                        Australia           3,600,000          2,585,503
   Belgium Kingdom, 6.25%, 3/28/07                                           Belgium          106,245,000          3,545,958
   Bundesobligation, Series 110, 5.375%, 2/22/99                             Germany            1,205,000            731,644
   Bundesobligation, Series 118, 5.25%, 2/21/01                              Germany            2,565,000          1,611,295
   Bundesrepublic Deutschland, Series 97, 6.00%, 1/04/07                     Germany            3,110,000          2,107,822
   Bundesschatzanweisungen, 6.875%, 2/24/99                                  Germany            1,035,000            631,111
   Buoni Poliennali del Tesoro, 10.50%, 7/15/00                               Italy         2,055,000,000          1,392,119
   Buoni Poliennali del Tesoro, 7.75%, 11/01/06                               Italy         2,815,000,000          2,097,869
   Deutschland Republic, 6.00%, 1/05/06                                      Germany            1,175,000            793,171
   Government of Canada, 10.50%, 7/01/00                                     Canada               935,000            659,671
   Government of Canada, 10.50%, 3/01/01                                     Canada             1,645,000          1,196,001
   Government of Canada, 10.00%, 5/01/02                                     Canada             1,515,000          1,139,776
   Government of Canada, 6.50%, 6/01/04                                      Canada             1,000,000            696,891
   Government of Canada, 10.00%, 6/01/08                                     Canada               700,000            618,109
   Government of France, 5.50%, 4/25/07                                      France             6,000,000          1,181,321
   Government of Jamaica, 9.625%, 7/02/02                                    Jamaica            1,750,000          1,426,250
   Kingdom of Denmark, 9.00%, 11/15/00                                       Denmark            1,785,000            310,215
   Kingdom of Denmark, 7.00%, 12/15/04                                       Denmark            6,000,000          1,082,003
   Netherlands Government, Series 1 & 2, 6.00%, 1/15/06                    Netherlands          2,385,000          1,424,973
   New Zealand Government, 6.50%, 2/15/00                                  New Zealand          1,295,000            696,944
   Peru - PDI., Series 20YR, 4.00%, 3/07/17                                   Peru              5,100,000          2,932,500
   Republic of Korea, 8.875%, 4/15/08                                      South Korea          3,100,000          2,865,578
   Republic of Argentina, 9.25%, 2/23/01                                    Argentina             275,000            270,188
   Republic of Argentina, 11.00%, 10/09/06                                  Argentina           2,950,000          2,935,250
   Republic of Argentina, 5.75%, 3/31/23                                    Argentina           2,000,000          1,390,000
   Republic of Argentina, 9.75%, 9/19/27                                    Argentina             730,000            633,731
   Republic of Argentina,  Bonos Del Tesoro, 8.75%, 5/09/02                 Argentina           3,800,000          3,379,150
   Republic of Argentina, Global, 11.375%, 1/30/17                          Argentina             160,000            155,200
   Republic of Brazil, 8.875%, 11/05/01                                      Brazil             2,295,000          2,094,188
   Republic of Brazil, 9.375%, 4/07/08                                       Brazil             3,000,000          2,055,000
   Republic of Brazil, 6.188%, 4/15/12                                       Brazil               300,000            159,189
   Republic of Brazil, 10.125%, 5/15/27                                      Brazil             2,200,000          1,524,600
   Republic of Brazil, C Bond, 5.00%, 4/15/14                                Brazil             2,355,240          1,474,335
   Republic of Bulgaria, floating rate deb., Series A,  6.688%, 7/28/11     Bulgaria            4,820,000          3,235,425
   Republic of Bulgaria, floating rate deb., 6.688%, 7/28/11                Bulgaria              110,000             73,838
   Republic of Ecuador Disc, 6.625%, 2/28/25                                 Ecuador            1,250,000            642,188
   Republic of Ecuador, unsub., 11.25%, 4/25/02                              Ecuador            1,500,000          1,215,000
   Republic of Ecuador, unsub., 144A, 11.25%, 4/25/02                        Ecuador              750,000            607,500
   Republic of Panama, 8.875%, 9/30/27                                 Panama Republic Of       1,500,000          1,383,750
   Republic of Turkey, 144A, 9.875%, 2/23/05                                 Turkey               850,000            707,625
   Republic of Turkey, 144A, 10.00%, 9/19/07                                 Turkey               875,000            755,781
   Republic of Venezuela, 6.625%, 12/18/07                                  Venezuela             904,762            554,732
   Republic of Venezuela, 9.25%, 9/15/27                                    Venezuela           5,383,000          3,310,545
   Republic of Venezuela, Disc. W-A, 6.563%, 3/31/20                        Venezuela             250,000            153,750
   Republic of Venezuela, senior unsub. notes, 9.125%, 6/18/07              Venezuela           1,200,000            807,000
   Republic of Venezuela, 144A, 9.125%, 6/18/07                             Venezuela             100,000             67,250
   Russian Federation, 10.00%, 6/26/07                                       Russia             8,000,000          1,970,000
   SEI Holdings IX, Inc., senior notes, 144A, 11.00%, 11/30/00         Trinidad And Tobago        125,000            118,750
   Spanish Government, 8.80%, 4/30/06                                         Spain           200,000,000          1,817,248
   Swedish Government, 10.25%, 5/05/03                                       Sweden             7,000,000          1,115,395
   Treuhandanstalt, 7.75%, 10/01/02                                          Germany            1,530,000          1,062,002
   Turkey Republic of, 144A, 9.875%, 2/23/05                                 Turkey             1,680,000          1,398,600
   Turkey Republic of, Reg S, 10.00%, 9/19/07                                Turkey             1,315,000          1,135,831
   United Kingdom Treasury, 9.50%, 4/18/05                               United Kingdom           880,000          1,820,893
   United Kingdom Treasury, 7.50%, 4/18/06                               United Kingdom         1,681,000          3,248,608
   United Mexican States, 9.75%, 2/06/01                                     Mexico             1,950,000          2,013,375
   United Mexican States, 8.625%, 3/12/08                                    Mexico             7,470,000          6,708,060
   United Mexican States, 11.375%, 9/15/16                                   Mexico             2,810,000          2,799,463
   United Mexican States, 11.50%, 5/15/26                                    Mexico             2,850,000          2,949,750
   World Bank IBRD-Global Bond, 4.50%, 3/20/03                                Japan            45,000,000            454,409
                                                                                                            -----------------
   Total Foreign Government and Agency Securities (Cost $94,817,958)                                              89,924,323
                                                                                                            -----------------
                                                                                                            -----------------
   Total Long Term Investments (Cost $283,516,727)                                                               273,369,282
                                                                                                            -----------------

                                                                                             PRINCIPAL
                                                                                              AMOUNT             VALUE
                                                                                           ---------------  -----------------
   Repurchase Agreements 5.7%
   Strategic Income Fund
   Joint Repurchase Agreement, 5.350%, 11/02/98
   (Cost $16,732,426)                                                     United States       $16,732,426        $16,732,426
        Collateralized by U.S. Treasury Bills and Notes
   Total Investments (Cost $300,249,153)  98.1%                                                                  290,101,708
   Other Assets, less Liabilities 1.9%                                                                             5,683,684
                                                                                                            -----------------
   Net Assets 100.0%                                                                                            $295,785,392
                                                                                                            -----------------





   Currency Abbreviations
   AUD - Australian Dollar
   BEF - Belguim Franc
   CAD - Canadian Dollar
   DEM - German Mark
   DKK - Danish Krone
   ESP - Spanish Peseta
   FRF - French Franc
   GBP - British Pound
   ITL - Italian Lira
   JPY - Japanese Yen
   NEG - Netherland Guilder
   NZD - New Zealand Dollar
   SEK - Swedish Krona

 * Securities traded in U.S. dollars unless otherwise indicated.
** Holder may redeem at par on put date.
 a Non-income producing.
 b Sufficient collateral has been segregated for securities traded on a when issued or delayed delivery.

   See accompanying notes to pro forma combining financial statements.





FRANKLIN STRATEGIC INCOME FUND
FRANKLIN INVESTMENT GRADE INCOME FUND
FINANCIAL STATEMENTS

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED) OCTOBER 31, 1998

                                                                                                                  Franklin
                                                                                                                 Strategic
                                                                       Franklin              Franklin            Income Fund
                                                                       Strategic          Investment Grade        Pro Forma
                                                                      Income Fund          Income Fund            Combined
                                                                      ---------------   -------------------   ------------------
Assets:
 Investments in securities:
    Cost                                                               $ 235,176,429          $ 48,340,297        $ 283,516,726
                                                                      ---------------   -------------------   ------------------
    Value                                                                224,040,040            49,329,242          273,369,282
 Repurchase agreements, at value and cost                                 10,683,089             6,049,337           16,732,426
 Cash                                                                        566,582               (60,618)             505,964
 Receivables:
    Investment securities sold                                             1,298,496                     -            1,298,496
    Capital shares sold                                                      767,016                 7,184              774,200
    Dividends and interest                                                 4,756,761               753,642            5,510,403
    Affiliates                                                                44,550                     -               44,550
 Unrealized gain on forward exchange contracts                                51,086                     -               51,086
 Other assets                                                                      -                 3,725                3,725
                                                                      ---------------   -------------------   ------------------
       Total assets                                                      242,207,620            56,082,512          298,290,132
                                                                      ---------------   -------------------   ------------------

Liabilities:
 Payables:
    Investment securities purchased                                        1,327,977                     -            1,327,977
    Capital shares redeemed                                                  144,246               546,263              690,509
    Affiliates                                                               183,576                59,637              243,213
    Shareholders                                                              71,102                17,321               88,423
Unrealized loss on forward exchange contracts                                 98,567                     -               98,567
 Other liabilities                                                            38,962                17,089               56,051
                                                                      ---------------   -------------------   ------------------
    Total liabilities                                                      1,864,430               640,310            2,504,740
                                                                      ---------------   -------------------   ------------------
      Net assets, at value                                             $ 240,343,190          $ 55,442,202        $ 295,785,392
                                                                      ---------------   -------------------   ------------------


CLASS I**:
  Net assets, at value                                                 $ 218,226,419          $ 54,918,409        $ 273,144,828
                                                                      ---------------   -------------------   ------------------
                                                                      ---------------   -------------------   ------------------
  Shares outstanding ***                                                  20,850,948             5,950,630           26,096,259
                                                                      ---------------   -------------------   ------------------
  Net asset value per share *                                                $ 10.47                $ 9.23              $ 10.47
                                                                      ---------------   -------------------   ------------------

CLASS II**:
  Net assets, at value                                                  $ 22,116,771                   $ -         $ 22,116,771
                                                                      ---------------   -------------------   ------------------
                                                                      ---------------   -------------------   ------------------
  Shares outstanding                                                       2,112,826                     -            2,112,826
                                                                      ---------------   -------------------   ------------------
  Net asset value per share *                                                $ 10.47                   $ -              $ 10.47
                                                                      ---------------   -------------------   ------------------

ADVISOR CLASS:
  Net assets, at value                                                           $ -             $ 523,793            $ 523,793
                                                                      ---------------   -------------------   ------------------
                                                                      ---------------   -------------------   ------------------
  Shares outstanding ***                                                           -                56,809               50,028
                                                                      ---------------   -------------------   ------------------
  Net asset value and maximum offering price per share                           $ -                $ 9.22              $ 10.47
                                                                                                              ------------------


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.
** Effective January 1, 1999, Class I and Class II Shares were renamed Class A and Class C, respectively and the Strategic Income Fund began offering a new class of shares, Class B.
*** See note 2 in the accompanying notes to pro forma combining financial statements.

See accompanying notes to pro forma combining financial statements.

FRANKLIN STRATEGIC INCOME FUND
FRANKLIN INVESTMENT GRADE INCOME FUND
FINANCIAL STATEMENTS (CONTINUED)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS                                                                            Franklin
FOR THE SIX MONTHS ENDED OCTOBER 31, 1998 (UNAUDITED)                                                                  Strategic
                                                                    Franklin          Franklin                         ncome Fund
                                                                   Strategic        Investment Grade    Pro Forma      Pro Forma
                                                                    Income Fund       Income Fund        Adjustments    Combined
                                                                  ------------------------------------------------------------------
Investment income:
   Dividends                                                          $ 259,749                $ -                        $ 259,749
   Interest                                                           8,608,348          1,562,613                       10,170,961
                                                                  --------------   ----------------   ---------------  -------------
                                                                  --------------   ----------------   ---------------  -------------
     Total investment income                                          8,868,097          1,562,613                 -     10,430,710
                                                                  --------------   ----------------   ---------------  -------------

Expenses:
   Management fees                                                      587,713            135,061             2,073 a      724,847
   Distribution fees
     Class I                                                            250,607             67,293                          317,900
     Class II                                                            37,506                  -                           37,506
   Transfer agent fees                                                   73,454             28,731                          102,185
   Custodian fees                                                        15,184                530                           15,714
   Reports to shareholders                                               26,100             15,896                           41,996
   Registration and filing fees                                          79,749              1,834                           81,583
   Professional fees                                                      2,572              7,417                            9,989
   Trustees' fees and expenses                                            1,209              1,618                            2,827
   Accounting Fees                                                            -             24,081           (24,081)c            -
   Other                                                                 24,002              4,155                           28,157
                                                                  --------------   ----------------   ---------------  -------------
                                                                  --------------   ----------------   ---------------  -------------
     Total expenses                                                   1,098,096            286,616           (22,008)     1,362,704
       Expenses waived/paid by affiliate                               (545,713)                 -          (151,635)b     (697,348)
                                                                  --------------   ----------------   ---------------  -------------
         Net expenses                                                   552,383            286,616          (173,643)       665,356
                                                                  --------------   ----------------   ---------------  -------------
           Net investment income (loss)                               8,315,714          1,275,997           173,643      9,765,354
                                                                  --------------   ----------------   ---------------  -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments                                                    (1,240,583)             2,155                       (1,238,428)
      Foreign currency transactions                                    (102,982)                 -                         (102,982)
                                                                  --------------   ----------------   ---------------  -------------
         Net realized gain (loss)                                    (1,343,565)             2,155                 -     (1,341,410)
   Net unrealized appreciation (depreciation) on:
      Investments                                                   (13,430,188)           785,613                      (12,644,575)
      Translation of assets and liabilities
       denominated in foreign currencies                                 90,438                  -                           90,438
                                                                  --------------   ----------------   ---------------  -------------
        Net unrealized appreciation (depreciation)                  (13,339,750)           785,613                 -    (12,554,137)
                                                                  --------------   ----------------   ---------------  -------------
Net realized and unrealized gain (loss)                             (14,683,315)           787,768                 -    (13,895,547)
                                                                  --------------   ----------------   ---------------  -------------
Net increase (decrease) in net assets resulting from operations    $ (6,367,601)       $ 2,063,765         $ 173,643   $ (4,130,193)
                                                                  --------------   ----------------   ---------------  -------------

a - Pro Forma adjustment for difference in Management fee schedule.
b - Pro Forma adjustment to comply with Strategic Income Fund 0.50% expense limitation.
c - Pro Forma adjustment for difference in Management agreement.

See accompanying notes to pro forma combining financial statements.

FRANKLIN STRATEGIC INCOME FUND
FRANKLIN INVESTMENT GRADE FUND


NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1.    BASIS OF COMBINATION

   Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Franklin Investment Grade Income Fund ("Investment Grade Fund"), the Franklin Strategic Income Fund ("Strategic Income Fund") will acquire all the net assets of the Investment Grade Fund in exchange for the Class A and Advisor Class shares of Strategic Income Fund. The merger will be accounted for by the method of accounting for tax free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of Strategic Income Fund and Investment Grade Fund at October 31, 1998 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the Strategic Income Fund and the Investment Grade Fund for the period May 1, 1998 to October 31, 1998 as though the merger occurred on May 1, 1998. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2.    SHARES OF BENEFICIAL INTEREST:

   The number of Class I and Advisor Class shares issued was calculated by dividing the Class I and Advisor Class net assets of the Investment Grade Fund at October 31, 1998 by the Class I net asset value per share of the Strategic Income Fund at October 31, 1998.





























                                     FORM N-14

PART C.           OTHER INFORMATION

Item 15.          INDEMNIFICATION

      Please see the Agreement and Declaration of Trust, By-Laws, Management, and Distribution Agreements, previously filed as exhibits and incorporated herein by reference. Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to said By-Laws, any indemnification under said By-Laws shall be made by Registrant only if authorized in the manner provided by such By-Laws.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 16.    EXHIBITS (Incorporated by reference to the filings as noted).

      The following exhibits are incorporated herein by reference, except Exhibits 12, 14(i), 14(ii), 16(iii), and 16(iv) which are attached.

      (1)   Copies of the charter as now in effect;

            (i) Agreement and Declaration of Trust Franklin California 250 Growth Index Fund dated January 22, 1991
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date:  June 1, 1995

            (ii) Certificate of Trust of Franklin California 250 Growth Index Fund dated January 22, 1991
                  Filing: Post Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date:  June 1, 1995

            (iii) Certificate of Amendment to Certificate of Trust of
                  Franklin California 250 Growth Index Fund dated November 19, 1991
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 1, 1995

            (iv) Certificate of Amendment to the Certificate of Trust of Franklin Strategic Series dated May 14, 1992
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 1, 1995

            (v) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Strategic Series dated April 18, 1995
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: August 6, 1996

      (2) Copies of the existing By-Laws or instruments corresponding thereto;

            (iv) Amended and Restated By-Laws of Franklin California 250 Growth Index Fund as of April 25, 1991
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 1, 1995

            (ii)  Amendment to By-Laws dated October 27, 1994
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 1, 1995

      (3) Copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable

      (4) The Agreement and Plan of Reorganization is included in this Registration Statement as Exhibit A to the Prospectus/Proxy Statement.

      (5) Specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

            Not Applicable

      (6) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (i) Management Agreement between Registrant on behalf of Franklin Global Health Care Fund, Franklin Small Cap Growth Fund, Franklin Global Utilities Fund and Franklin Natural Resources Fund, and Franklin Advisers, Inc., dated February 24, 1992
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date:  June 1, 1995

            (ii) Management Agreement between the Registrant, on behalf of Franklin Strategic Income Fund, and Franklin Advisers, Inc., dated May 24, 1994
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 1, 1995

            (iii) Subadvisory Agreement between Franklin Advisers, Inc., on behalf of the Franklin Strategic Income Fund, and Templeton Investment Counsel, Inc., dated May 24, 1994
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date:  August 6, 1996

            (iv) Amended and Restated Management Agreement between the Registrant, on behalf of Franklin California Growth Fund, and Franklin Advisers, Inc., dated July 12, 1993
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 1, 1995

            (v) Management Agreement between the Registrant, on behalf of Franklin Blue Chip Fund, and Franklin Advisers, Inc. dated February 13, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No.  33-39088
                  Filing Date:  March 14, 1996

            (vi) Management Agreement between the Registrant, on behalf of Franklin Institutional MidCap Growth Fund (now know as Franklin MidCap Growth Fund), and Franklin Advisers, Inc. dated January 1, 1996
                  Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
                  File No.  33-39088
                  Filing Date:  March 27, 1996

            (vii) Amendment dated August 1, 1995 to the Management Agreement between the Registrant, on behalf of Franklin California Growth Fund, and Franklin Advisers, Inc., dated July 12, 1993
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No: 33-39088
                  Filing Date: August 6, 1996

            (viii)Amendment dated August 1, 1995 to the Management
                  Agreement between the Registrant, on behalf of Franklin Global Health Care Fund, Franklin Small Cap Growth Fund, Franklin Global Utilities Fund, and Franklin Natural Resources Fund, and Franklin Advisers, Inc., dated February 24, 1992
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: August 6, 1996

            (ix) Amendment dated August 1, 1995 to the Management Agreement between the Registrant, on behalf of Franklin Strategic Income Fund, and Franklin Advisers, Inc., dated May 24, 1994
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date:  August 6, 1996

            (x) Management Agreement between the Registrant, on behalf of Franklin Biotechnology Discovery Fund, and Franklin Advisers, Inc., dated July 15, 1997
                  Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: August 22, 1997

            (xi) Administration Agreement between the Registrant, on behalf of Franklin Biotechnology Discovery Fund, and Franklin Templeton Services, Inc., dated July 15, 1997
                  Filing: Post-Effective Amendment No 25 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: August 22, 1997

            (xii) Investment Advisory Agreement between the Registrant, on behalf of Franklin U.S. Long Short Fund, and Franklin Advisers, Inc., dated February 18, 1999
                  Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: March 11, 1999

            (xiii)Form of Investment Advisory Agreement between the
                  Registrant, on behalf of Franklin Large Cap Growth Fund, and Franklin Advisers, Inc.
                  Filing: Post-Effective Amendment No. 32 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: March 24, 1999

            (xiv) Form of Investment Advisory Agreement between the
                  Registrant, on behalf of Franklin Aggressive Growth Fund, and Franklin Advisers, Inc.
                  Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: April 9, 1999

      (7) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i) Amended and Restated Distribution Agreement between Registrant, on behalf of all Series except Franklin Strategic Income Fund, and Franklin/Templeton Distributors, Inc., dated April 23, 1995
                  Filing: Post-Effective Amendment No. 14 to
                  Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 1, 1995

            (ii) Amended and Restated Distribution Agreement between the Registrant, on behalf of Franklin Strategic Income Fund, and Franklin Templeton Distributors, Inc., dated March 29, 1995
                  Filing: Post-Effective Amendment No. 14 to
                  Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 1, 1995

            (iii) Form of Dealer Agreement between Franklin/Templeton
                  Distributors, Inc., and Securities Dealers dated March 1,
                  1998
                  Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: December 23, 1998


      (8) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (9)   Copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

            (i) Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 19 to
                  Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: March 14, 1996

            (ii) Terminal Link Agreement between the Registrant and Bank of New York dated February 16, 1996
                  Filing:  Post-Effective Amendment No. 19 to
                  Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date:  March 14, 1996

            (iii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16,
                  1996
                  Filing: Post-Effective Amendment No. 27 to
                  Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: March 13, 1998

            (iv) Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and Bank of New York dated February 16,1996
                  Filing: Post-Effective Amendment No.30 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: December 23, 1998

            (v) Foreign Custody Agreement between the Registrant and The Bank of New York dated February 27, 1998
                  Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: December 23, 1998

      (10) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i) Amended and Restated Distribution Plan between the Registrant, on behalf of Franklin California Growth Fund, Franklin Small Cap Growth Fund, Franklin Global Health Care Fund and Franklin Global Utilities Fund, and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 1, 1995

            (ii) Distribution Plan between the Registrant, on behalf of Franklin Global Utilities Fund - Class II, and
                  Franklin/Templeton Distributors, Inc., dated March 30, 1995
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 1, 1995

            (iii) Distribution Plan pursuant to Rule 12b-1 between the
                  Registrant, on behalf of the Franklin Strategic Income Fund, and Franklin/Templeton Distributors, Inc., dated May 24, 1994
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 1, 1995

            (iv) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of the Franklin Natural Resources Fund, and Franklin/Templeton Distributors, Inc., dated June 1, 1995
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: June 1, 1995

            (v) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of the Franklin MidCap Growth Fund, and Franklin/Templeton Distributors, Inc., dated June 1, 1996
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: August 7, 1996

            (vi) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of the Franklin Blue Chip Fund, and Franklin/Templeton Distributors, Inc., dated May 28, 1996
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No.  33-39088
                  Filing Date:  August 7, 1996

            (vii) Distribution Plan pursuant to Rule 12b-1 between the
                  Registrant, on behalf of Franklin Small Cap Growth Fund - Class II, and Franklin/Templeton Distributors, Inc., dated September 29, 1995
                  Filing: Post-Effective Amendment No. 21 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: August 7, 1996

            (viii)Distribution Plan pursuant to Rule 12b-1 between the
                  Registrant, on behalf of Franklin Biotechnology Discovery Fund and Franklin/Templeton Distributors, Inc., dated September 15, 1997
                  Filing: Post-Effective Amendment No. 27 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: March 13, 1998

            (ix) Distribution Plan pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin California Growth Fund - Class II and Franklin Global Health Care Fund - Class II, and Franklin/Templeton Distributors, Inc., dated September 3, 1996
                  Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date:  August 29, 1997

            (x) Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin Strategic Income Fund - Class II, and Franklin/Templeton Distributors, Inc. dated February 26, 1998
                  Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: April 21, 1998

            (xi) Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of California Growth Fund - Class B and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                  Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: March 24, 1999

            (xii) Distribution Plan pursuant to Rule 12b-1 between the
                  Registrant on behalf of Franklin Global Health Care Fund - Class B and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                  Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: March 24, 1999

            (xiii)Distribution Plan pursuant to Rule 12b-1 between the
                  Registrant on behalf of Franklin Global Utilities Fund - Class B and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                  Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: March 24, 1999

            (xiv) Distribution Plan pursuant to Rule 12b-1 between the
                  Registrant on behalf of Franklin Strategic Income Fund - Class B and Franklin/Templeton Distributors, Inc. dated October 16, 1998
                  Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: March 24, 1999

      (11) Legal opinion of Stradley, Ronon, Stevens & Young LLP, counsel to the Registrant, as to the legality of the securities being registered, is incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File Nos. 33-39088, 811-6243) as filed electronically with the Commission on March 11, 1999.

      (12) An opinion, and consent to its use, of counsel, supporting the tax matters and consequences to shareholders discussed in the prospectus.

            (i) Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders

      (13) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement:

            (i) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated April 30, 1998 between Franklin Advisers, Inc. and Franklin Templeton Services, Inc.
                  Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: December 23, 1998

            (ii) Administration Agreement between the Registrant, on behalf of Franklin Biotechnology Discovery Fund, and Franklin Templeton Services, Inc., dated July 15, 1997
                  Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: August 22, 1997

            (iii) Fund Administration Agreement between the Registrant, on behalf of Franklin U.S. Long-Short Fund, and Franklin Templeton Services, Inc. dated February 18, 1999
                  Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: March 11, 1999

             (iv) Form of Fund Administration Agreement between the
                  Registrant, on behalf of Franklin Large Cap Growth Fund, and Franklin Templeton Services, Inc.
                  Filing: Post-Effective Amendment No. 32 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: March 24, 1999

             (v) Form of Fund Administration Agreement between the Registrant, on behalf of Franklin Aggressive Growth Fund, and Franklin Templeton Services, Inc.
                  Filing: Post-Effective Amendment No. 33 to Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: April 9, 1999

      (14) Copies of any other opinions, appraisals or rulings, and consents to their use relied on in preparing the registration statement and required by Section 7 of the 1933 Act.

            (i) Consent of PricewaterhouseCoopers, LLP, independent auditors of Franklin Strategic Series

            (ii) Consent of Tait, Weller & Baker, independent auditors of Franklin Managed Trust

      (15)  All financial statements omitted from Item 14(a)(1):

            Not Applicable

      (16)  (i)   Power of Attorney for Franklin Strategic Series dated April
                  16, 1998
                  Filing: Post-Effective Amendment No. 28 to
                  Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: April 21, 1998

            (ii) Certificate of Secretary for Franklin Strategic Series dated April 16, 1998
                  Filing: Post-Effective Amendment No. 28 to
                  Registration Statement on Form N-1A
                  File No. 33-39088
                  Filing Date: April 21, 1998

            (iii) Power of Attorney for Franklin Strategic Series dated
                  February 18, 1999

            (iv) Certificate of Secretary for Franklin Strategic Series dated February 18, 1999

      (17)  Any additional exhibits which the Registrant may wish to file:

            None

Item 17.    UNDERTAKINGS

            (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

            (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering for them.



                                  SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Mateo, and the State of California, on the 28th day of April, 1999.

                                    Franklin Strategic Series
                                    (Registrant)

                                    By:  RUPERT H. JOHNSON, JR.
                                         Rupert H. Johnson, Jr.
                                         President

      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


RUPERT H. JOHNSON, JR.*                  Principal Executive Officer
Rupert H. Johnson, Jr.                   and Trustee
                                         Dated: April 28, 1999

MARTIN L. FLANAGAN*                      Principal Financial Officer
Martin L. Flanagan                       Dated: April 28, 1999

DIOMEDES LOO-TAM*                        Principal Accounting Officer
Diomedes Loo-Tam                         Dated: April 28, 1999

FRANK H. ABBOTT, III*                    Trustee
Frank H. Abbott, III                     Dated: April 28, 1999

HARRIS J. ASHTON*                        Trustee
Harris J. Ashton                         Dated: April 28, 1999

HARMON E. BURNS*                         Trustee
Harmon E. Burns                          Dated: April 28, 1999

S. JOSEPH FORTUNATO*                     Trustee
S. Joseph Fortunato                      Dated: April 28, 1999

EDITH E. HOLIDAY*                        Trustee
Edith E. Holiday                         Dated: April 28, 1999

CHARLES B. JOHNSON*                      Trustee
Charles B. Johnson                       Dated: April 28, 1999

FRANK W.T. LAHAYE*                       Trustee
Frank W.T. LaHaye                        Dated: April 28, 1999

GORDON S. MACKLIN*                       Trustee
Gordon S. Macklin                        Dated: April 28, 1999


*By   /s/ Karen L. Skidmore
      Attorney-in-Fact
      (Pursuant to Power of Attorney previously filed)


                                  EXHIBIT INDEX


EXHIBIT NO.           DOCUMENT

EX-12(i) Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders

EX-14(i)              Consent of Auditors, PricewaterhouseCoopers, LLP

EX-14(ii)             Consent of Auditors, Tait, Weller & Baker

EX-16(iii)            Power of Attorney for Franklin Strategic Series

EX-16(iv)             Certificate of Secretary for Franklin Strategic Series




                                                   , 1999


Board of Trustees
Franklin Managed Trust
777 Mariners Island Blvd.
San Mateo, CA  94404

Board of Trustees
Franklin Strategic Series
777 Mariners Island Blvd.
San Mateo, CA  94404


            Re:   AGREEMENT AND PLAN OF REORGANIZATION, DATED AS OF THE   ND
            DAY OF _____________, 1999 (THE "AGREEMENT"), BY AND BETWEEN FRANKLIN MANAGED TRUST, A MASSACHUSETTS BUSINESS TRUST, ON BEHALF OF ITS SERIES FRANKLIN INVESTMENT GRADE FUND ("ACQUIRED FUND") AND FRANKLIN STRATEGIC SERIES, A DELAWARE BUSINESS TRUST ON BEHALF OF ITS SERIES FRANKLIN STRATEGIC INCOME FUND ("ACQUIRING FUND")


Ladies and Gentlemen:

            You have requested our opinion as to certain federal income tax consequences of the reorganization of Acquired Fund which will consist of (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of common stock, $0.01 par value, of the Acquiring Fund - Class A ("Acquiring Fund Class A Shares") and shares of common stock, $0.01 par value, of the Acquiring Fund - Advisor Class ("Acquiring Advisor Class Shares") (collectively "Acquiring Fund Shares"), (ii) the distribution of (a) Acquiring Fund Class A Shares to the shareholders of Class A shares of common stock of the Acquired Fund; and (b) Acquiring Fund Advisor Class Shares to the shareholders of Advisor Class shares of common stock of the Acquired Fund, according to their respective interests, and (iii) the subsequent dissolution of the Acquired Fund as soon as practicable after the closing (the "Reorganization"), all upon and subject to the terms and conditions of the Agreement.

            In rendering our opinion, we have reviewed and relied upon (a)
the Agreement and Plan of Reorganization, dated as of the        nd day
of                   , 1999, by and between the Acquiring Fund and the
Acquired Fund ("Agreement"), (b) the proxy materials provided to stockholders of the Acquired Fund in connection with the Special Meeting of Stockholders
of the Acquired Fund held on                       , 1999, (c) certain
representations concerning the Reorganization made to us by the Acquiring Fund and the Acquired Fund in a letter
dated                                               ____________, 1999 (the
"Representation Letter"), (d) all other documents, financial and other reports and corporate minutes which we deemed relevant or appropriate, and
(e) such statutes, regulations, rulings and decisions as we deemed material to the rendition of this opinion. All terms used herein, unless otherwise defined, are used as defined in the Agreement.

            For purposes of this opinion, we have assumed that the Acquired Fund on the effective date of the Reorganization satisfies, and following the Reorganization, the Acquiring Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

            Under regulations to be prescribed by the Secretary of Treasury under Section 1276(d) of the Code, certain transfers of market discount bonds will be excepted from the requirement that accrued market discount be recognized on disposition of a market discount bond under Section 1276(a) of the Code. Such regulations are to provide, in part, that accrued market discount will not be included in income if no gain is recognized under
Section 361(a) of the Code where a bond is transferred in an exchange qualifying as a tax-free reorganization. As of the date hereof, the Secretary has not issued any regulations under Section 1276 of the Code.

            Based on the foregoing and provided the Reorganization is carried out in accordance with the applicable laws of the Commonwealth of Massachusetts and the State of Delaware, the Agreement and the Representation Letter, it is our opinion that:

            1. The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Acquired Fund and Acquiring Fund will each be a party to the reorganization within the meaning of Section 368(b) of the Code.

            2. No gain or loss will be recognized by Acquired Fund upon the transfer of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code. We express no opinion as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code.

            3. No gain or loss will be recognized by Acquiring Fund upon the receipt by it of all of the assets of Acquired Fund in exchange solely for Acquiring Fund Shares pursuant to Section 1032(a) of the Code.

            4. The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

            5. The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code.

            6. No gain or loss will be recognized by the stockholders of Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

            7. The basis of the Acquiring Fund Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

            8. The holding period of the Acquiring Fund Shares received by the stockholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset on the effective date of the Reorganization, pursuant to Section 1223(1) of the Code.

            9. Acquiring Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

            Our opinion is based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively. We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

            Our opinion is conditioned upon the performance by Acquiring Fund and Acquired Fund of their undertakings in the Agreement and the Representation Letter.

            This opinion is being rendered to Acquiring Fund and Acquired Fund and may be relied upon only by such funds and the stockholders of each.



                              Very truly yours,

                              STRADLEY, RONON, STEVENS & YOUNG, LLP



                              By:
                                    William P. Zimmerman, a Partner





                       CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement of Franklin Strategic Series on Form N-14 of our report dated June 4, 1998 on our audit of the financial statements and financial highlights of Franklin Strategic Series, which report is included in the Annual Report to Shareholders for the year ended April 30 1998 filed with the Securities and Exchange Commission pursuant to section 30(d) of the Investment Company Act of 1940, which is included in the Registration Statement.


                              /s/PricewaterhouseCoopers LLP
                                 PricewaterhouseCoopers LLP




San Francisco, California
April 28, 1999



                       CONSENT OF INDEPENDENT AUDITORS



      We consent to the incorporation by reference in the Registration Statement of Franklin Strategic Series on Form N-14 File No. 811-6243 of our report dated November 5, 1998 on the financial statements and financial highlights of Franklin Managed Trust which report is included in the Annual Report to Shareholders for the year ended September 30, 1998, which is incorporated by reference in the Registration Statement. We also consent to the references to our Firm in such Registration Statement.


                                        /s/TAIT, WELLER & BAKER
                                           TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
April 27, 1999




                               POWER OF ATTORNEY


      The undersigned officers and trustees of FRANKLIN STRATEGIC SERIES hereby appoint MARK H. PLAFKER, HARMON E. BURNS, DEBORAH R. GATZEK, LARRY L. GREENE and KAREN L. SKIDMORE (with full power to each of them to act alone) his attorney-in-fact and agent, in all capacities, to execute, file or withdraw any of the documents referred to below relating to the Company's Registration Statement on Form N-14 under the Securities Act of 1933, or any amendment to such Registration Statement, covering the sale of shares by the Company under a prospectus becoming effective after this date, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

      The undersigned officers and trustees hereby execute this Power of Attorney as of this 18th day of February, 1999.

/s/Rupert H. Johnson, Jr.*                   /s/Frank H. Abbott*
Rupert H. Johnson, Jr.,                      Frank H. Abbott,
Principal Executive Officer                  Trustee
and Trustee


/s/Harris J. Ashton*                         /s/Harmon E. Burns*
Harris J. Ashton,                            Harmon E. Burns,
Trustee                                      Trustee


/s/S. Joseph Fortunato*                      /s/Edith E. Holiday*
S. Joseph Fortunato,                         Edith E. Holiday,
Trustee                                      Trustee


/s/Charles B. Johnson*                       /s/Frank W.T. LaHaye*
Charles B. Johnson,                          Frank W.T. LaHaye,
Trustee                                      Trustee


/s/Gordon S. Macklin*                        /s/Martin L. Flanagan*
Gordon S. Macklin,                           Martin L. Flanagan,
Trustee                                      Principal Financial Officer


/s/Diomedes Loo-Tam*
Diomedes Loo-Tam,
Principal Accounting Officer









                           CERTIFICATE OF SECRETARY




I, Deborah R. Gatzek, certify that I am Secretary of FRANKLIN STRATEGIC SERIES (the "Trust").

As Secretary of the Trust, I further certify that the following resolution was adopted by a majority of the Trustees of the Trust present at a meeting held at 777 Mariners Island Boulevard, San Mateo, California 94404, on February 18, 1999.

      RESOLVED, that a Power of Attorney, substantially in the form of the Power of Attorney presented to this Board, appointing Harmon
      E. Burns, Deborah R. Gatzek, Mark H. Plafker, Karen L. Skidmore, and Larry L. Greene as attorneys-in-fact for the purpose of filing such registration statement on Form N-14 in connection with the Reorganization, be executed by each Trustee and designated officer.


I declare under penalty of perjury that the matters set forth in this certificate are true and correct of my own knowledge.





Dated: March 16, 1999                           /s/ Deborah R. Gatzek
                                                    Deborah R. Gatzek
                                                    Secretary